UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22132

Aberdeen Funds

(Exact name of registrant as specified in charter)

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Address of principal executive offices)

Ms. Andrea Melia

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-667-9231

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

Item 1. Reports to Shareholders.

Aberdeen Funds

Equity Series

Semi-Annual Report

April 30, 2018

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen China Opportunities Fund

Aberdeen Emerging Markets Fund

Aberdeen Focused U.S. Equity Fund

Aberdeen Global Equity Fund

Aberdeen International Equity Fund

Aberdeen International Small Cap Fund

Aberdeen Japanese Equities Fund

Aberdeen U.S. Mid Cap Equity Fund

Aberdeen U.S. Multi-Cap Equity Fund

Aberdeen U.S. Small Cap Equity Fund

Market Review	Page 1
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Page 3
Aberdeen China Opportunities Fund	Page 10
Aberdeen Emerging Markets Fund	Page 16
Aberdeen Focused U.S. Equity Fund	Page 23
Aberdeen Global Equity Fund	Page 29
Aberdeen International Equity Fund	Page 36
Aberdeen International Small Cap Fund	Page 43
Aberdeen Japanese Equities Fund	Page 50
Aberdeen U.S. Mid Cap Equity Fund	Page 55
Aberdeen U.S. Multi-Cap Equity Fund	Page 61
Aberdeen U.S. Small Cap Equity Fund	Page 67

Financial Statements	Page 73

Notes to Financial Statements	Page 116

Shareholder Expense Examples	Page 132

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

During the six-month period ended April 30, 2018, it seemed that global financial markets could have been the subject of a modern-day Charles Dickens novel, as they experienced “A Tale of Two Halves.” From late 2017 into the first month of 2018, global stock markets rallied on investors’ optimism regarding generally strong corporate earnings reports, U.S. tax reform, and relatively steady economic growth. An upsurge in volatility characterized the last three months of the reporting period, as investors mulled the possibility that rising inflation could prompt more aggressive interest-rate hikes from global central banks. U.S. President Donald Trump’s protectionist policies also caused uneasiness, particularly after his administration began to consider the assessment of import tariffs. This action sparked escalating trade tensions with China, but began to dissipate by the end of the reporting period. A historic agreement between North and South Korea to pursue a peace treaty, which would officially end the Korean War, also lifted investor sentiment.

Against this backdrop, the Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, advanced 3.8% for the six-month period ended April 30, 2018. Shares of Japanese large-cap companies and international small-cap stocks were the strongest performers among global developed markets, with the Tokyo Stock Exchange Index (TOPIX) and the MSCI All-Country (AC) World ex USA Small Cap Index up 5.7% and 5.6%, respectively, for the reporting period. Global emerging equity markets, as measured by the MSCI Emerging Markets (EM) Index, outperformed their developed-market counterparts, gaining 4.9% for the same period.

U.S. equity indices rose sharply over the reporting period despite several bouts of volatility. Overall corporate results during the period generally met or exceeded expectations. Investors’ optimism regarding impending tax reform, which subsequently was implemented in early 2018, buoyed the U.S. market in late 2017 and early in the new year. Many large-cap companies responded to the reduction of the top U.S. corporate tax rate from 35% to 21% by increasing their dividend payments and accelerating share repurchases. U.S. large-cap stocks, as measured by the broader-market S&P 500 Index, gained 3.8% for the reporting period, modestly outperforming the 3.7% and 3.3% returns of their mid- and small-cap counterparts, as represented by the Russell Midcap and Russell 2000 indices, respectively. However, the positive outlook eventually was tempered by investors’ concerns about rising inflation requiring more aggressive interest-rate hikes by global central banks, most notably the U.S. Federal Reserve.

Shares of large-cap companies in the Asia-Pacific region also garnered positive returns over the reporting period, weathering the tensions about U.S. trade policy. Hong Kong exchange-listed stocks were the market leaders, benefiting from generally improving economic data and the central bank’s efforts to shore up the nation’s currency. However, in early 2018, investors grew skittish over a potentially accelerated pace of interest-rate hikes by major global central banks. An escalating trade spat between the U.S. and major trading partners, particularly China, further dented investor sentiment.

Within the emerging markets, South African stocks rose on investors’ optimism over the election of new President Cyril Ramaphosa. The Brazilian market was buoyed by encouraging economic signals and a court’s decision to uphold former President Luiz Inácio Lula da Silva’s corruption conviction. Russian equities gained ground amid higher energy prices and the central bank’s interest-rate cuts, which outweighed the impact of additional sanctions towards the end of the period.

Global bond markets were not spared from the volatility in the financial markets over the reporting period. Nonetheless, the Bloomberg Barclays Global Aggregate Bond Index, a fixed-income market benchmark, managed to record a total return of 1.2% for the period despite rising interest rates in the U.S. Yields on the two- and ten-year notes were up by corresponding margins of 89 and 57 basis points (bps), ending the period at 2.49% and 2.95%, respectively. Moving to the eastern side of the Atlantic Ocean, the European Central Bank announced a reduction in monthly asset purchases to €30 billion (roughly US$35 billion) beginning in January 2018, and indicated that the program will continue for another nine months from that date. Asian and emerging-market government bond yields generally rose over the reporting period; the increases were sharper in the second half, particularly in April 2018. Several Asian central banks also raised policy rates during the period, including Malaysia and Korea, spurred by firm economic growth and growing external inflation risks. Emerging fixed-income markets declined 2.4% over the period, as measured by the J.P. Morgan EMBI Global Diversified Index. Investment grade2 countries underperformed their high-yield counterparts, as the latter are more sensitive to U.S. Treasuries. Venezuela was among the weakest performers over the reporting period after the government announced its intention to restructure its external debt obligations. Later in the period, however, there was a partial recovery in the Venezuelan market, as investors sought to purchase the distressed securities after sovereign bonds traded down to US$0.20, and later as the market began to price in regime change, given the country’s deteriorating economic situation.

Despite facing headwinds from rising interest rates in the U.S., global real estate markets ended the reporting period in positive territory, with the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts

[1]	Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

[2]

Companies whose bonds are rated as “investment grade” have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB- or above are known as investment grade bonds. Standard & Poor’s credit ratings communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from AAA to BBB-.

2018 Semi-Annual Report	1

Market Review (concluded)

(FTSE EPRA/NAREIT) Global Real Estate Index returning 2.5%. Considering the extended duration of this economic growth cycle, we believe that global real estate markets generally remain quite healthy. Unlike prior cycles, the supply response has been comparatively restrained. Therefore, excess supply thus far has been limited to certain markets and, in our view, market fundamentals generally remain solid.

Outlook

While volatility persists in global stock markets, we believe that investors’ fears of an impending market crash may be overblown, considering macroeconomic indicators continue to point to improved growth and corporate earnings have largely been on the uptick. We remain optimistic regarding the macroeconomic backdrop within the U.S. and the firming growth that we are witnessing globally. We think that both corporate and consumer confidence remain robust and are manifesting themselves through strong demand and revenue growth for many sectors. Inflation and the resultant increases in input costs, however, remain an issue for many companies and likely will not abate in the near term. However, we believe that it remains important to monitor risks. Global central bankers could defy market expectations, and Trump’s protectionist stance and trade sparring with China could be further amplified. We also believe that the European economy could slide back into stagnation as populism gains traction, and China’s rush to revert to old ways of governing may stunt its economic evolution. In our view, the rise in oil prices is unlikely to prompt a surge in inflation, enabling a measured pace of monetary policy normalization in the major economies.

While we believe that there may still be periods of choppier waters, the market volatility may not be entirely bad, as it may moderate company valuations and compel investors to refocus on fundamentals. In our view, the positive backdrop remains characterized by strong global economic growth. Furthermore, we believe that U.S. tax reform should lead to less issuance of debt by U.S. companies and some corporate deleveraging. Nevertheless, tension between the U.S. and China around their future trade relationship is causing uncertainty.

Aberdeen Standard Investments#

#	Aberdeen Standard Investments is a brand of the investment businesses of Aberdeen Asset Management and Standard Life Investments. In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd., Aberdeen Asset Management Ltd., Aberdeen Asset Management Asia Ltd., Aberdeen Asset Capital Management, LLC, Standard Life Investments (Corporate Funds) Ltd., and Standard Life Investments (USA) Ltd.

2	Semi-Annual Report 2018

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

The Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Institutional Class shares net of fees) returned 5.62% for the six-month period ended April 30, 2018, versus the 4.22% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific ex Japan Index, during the same period. For broader comparison, the average return of the Fund’s category of Pacific ex-Japan Funds (comprising 37 funds), as measured by Lipper, Inc., was 3.84% for the period.

Asian equities began the reporting period on a buoyant note and overcame increased volatility to end the period with positive returns. In late 2017, Asian markets rallied while global economic growth maintained its steady pace. Additionally, a steady stream of upbeat corporate earnings, the Chinese government’s reform-mindedness and investors’ optimism over Chinese internet stocks supported Asian markets. However, gains were capped when volatility returned to markets in early 2018, as investors grew skittish over a potentially accelerated pace of interest-rate hikes by major global central banks. Notably, the U.S. Federal Reserve was wary about increasing price pressures, as higher fiscal spending, corporate tax cuts and rising oil prices worked their way through the U.S. economy. An escalating trade spat between the U.S. and major trading partners further dented investor sentiment.

The synchronized global economic recovery formed a supportive backdrop for the share-price performance of the Fund’s holdings over the reporting period. The Fund’s holdings in the financials sector performed well in this environment and contributed significantly to the relative performance during this period. Within the sector, the Fund’s bank holdings were particularly strong performers, as investors expressed optimism that they have improving business prospects. This occurs as the credit cycle recovers on the back of better macroeconomic conditions, normalizing credit costs and banks’ improving net-interest margins amid rising interest rates. We believe that this is reflected in the latest results from the Fund’s holdings in Southeast Asia, including Singapore banks The Development Bank of Singapore Ltd. (DBS) and Oversea-Chinese Banking Corp. Ltd. (OCBC). The companies benefited from higher net interest and fee income, as well as improving asset quality. Shares of Malaysian lender Public Bank also performed well during the reporting period on investors’ expectations that the company would benefit from the earlier-than-expected monetary-policy tightening by Malaysia’s central bank. Additionally, Malaysian bank CIMB Group Holdings’ share price rose due to the supportive macroeconomic environment and progress in its restructuring plans. Consequently, we exited the Fund’s position in the company following the run-up in the stock price. Our investment thesis was based on CIMB becoming a successful regional lender; however, this has not materialized as the bank has scaled back its securities business and is facing asset-quality issues in some of its overseas operations.

In contrast to their Southeast Asian peers, Australian banks experienced more difficulty during the reporting period as they were hampered by increasing regulatory scrutiny. The Australian government announced a Royal Commission to review misconduct in the sector, which weighed on their share prices, and the Fund’s relative performance benefited from the lack of exposure to several of the major banks.

Elsewhere in the financials sector, we initiated a position in Ping An Insurance Company of China Ltd. Even though the Fund’s relatively small position in the Chinese financial conglomerate detracted from performance for the reporting period, we mitigated some of the underperformance by increasing the Fund’s position in Ping An Insurance during the review period. In our opinion, it has one of China’s best life-insurance franchises. We believe that, armed with the latest technology, its progressive management has demonstrated the ability to deliver decent financial performance within its ecosystem that is currently unrivalled in a market that could continue to grow steadily in the long term.

Technology stocks rallied going into early 2018, but came under pressure towards the end of the six-month reporting period following relatively disappointing results. Therefore, both the Fund’s underweight allocation relative to the benchmark and stock selection in the sector contributed to performance for the period. Specifically, the absence of a position in Chinese e-commerce giant Alibaba Group Holding Ltd. and Taiwanese chip-maker Hon Hai Precision Industry Co. enhanced the Fund’s relative performance. The holding in India’s Tata Consultancy Services (TCS) bolstered the Fund’s relative performance as the company was buoyed by improving prospects in India’s software and services sector. Investors also took a favorable view of the company’s large contract wins and good execution that boosted its revenues. Consequently, TCS emerged as a notable contributor to the Fund’s relative performance for the reporting period. In China, investors were similarly optimistic about technology giant Tencent Holdings Ltd.’s longer-term prospects; therefore, the Fund’s underweight exposure to Tencent Holdings versus the benchmark weighed on the relative performance. We had initiated a holding in the stock just before the start of the reporting period and subsequently have increased the Fund’s position in it. This reflects our growing conviction in, and comfort with, its business, corporate structure and governance.

Concurrently, we believe that nascent technologies shaping the new economy and transforming the way businesses operate are providing us with fresh opportunities to tap into the sector and related trends. Therefore, we reestablished a new position in a former Fund holding, ASM Pacific Technology Ltd., a Hong Kong-listed semiconductor equipment and assembly company. In our opinion, ASM Pacific Technology is well-placed to capitalize on the structural increase in semiconductor content and upgrade of hardware specifications across various applications. We believe that its image-sensing capabilities could provide another leg of growth, as 3D-sensing systems gain traction across various industries.

The Fund’s overweight exposure to the Singapore market relative to the benchmark benefited performance for the period as the city-state received a boost from the ongoing global economic upswing, while at the same time proving to be more resilient than its regional peers in the ensuing market volatility. In addition to the previously cited

2018 Semi-Annual Report	3

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited) (continued)

banks, the holding in industrial conglomerate Keppel Corp. was a notable contributor. Its share price rose amid higher oil prices that were buoyed by the extended oil-supply cuts by major oil producers. Investors also looked past the sharp decline in its profits for its 2017 fiscal year that was due to a hefty fine imposed on the conglomerate. We met briefly with Keppel Corp.’s chief risk officer following the announcement of the fine that was related to corruption allegations at its operations in Brazil. We will continue to monitor their commitment to enhance compliance and internal controls.

Stock selection in China was another major contributor to the Fund’s relative performance for the reporting period, most notably the position in Anhui Conch Cement Co. Ltd. The company’s shares were boosted by rising cement prices due to improved industry discipline, supply-side reforms and tightening environmental regulations. Shares of China International Travel Service Ltd. (CITS), mainland China’s largest duty-free operator, performed well during the reporting period, aided by positive earnings, winning a bid to run duty-free services at Shanghai’s airport and news of more tourists visiting Sanya, where CITS owns a duty-free mall. CITS’s positive forecast for its 2018 fiscal year and its much-anticipated acquisition of Sunrise Duty Free’s Shanghai duty-free business also buoyed its share price. The Fund’s holding in property developer China Resources Land Ltd. also performed well due to an upturn in the property sector as investor sentiment continued to improve. White electrical appliance manufacturer Midea Group Co. Ltd.’s revenue for the first quarter of its 2017 fiscal year was better than expected attributable to a recovery in mainland air-conditioner sales, which account for more than half of its core revenues. Midea Group’s recently acquired robotics business, Kuka, is seeing robust demand for industrial automation on the mainland.

In contrast to the positive contribution of the Fund’s holdings in mainland China, stock selection in Hong Kong weighed on the relative performance for the reporting period, with conglomerate Jardine Strategic Holdings Ltd as a significant detractor. Shares of Jardine Strategic remained under pressure from investors’ concerns over heightened competition in its Indonesian automotive business, Astra International. The holding in subway operator MTR Corporation Ltd. also hindered Fund performance. We exited the position in MTR Corp. during the reporting period, as we believe that it is now trading at fair value. We were pleased that the Fund received a special dividend, as the company improved its capital structure by returning excess capital to shareholders.

In addition to the previously noted portfolio moves, we initiated a holding in LG Chem Ltd. during the reporting period, as we believe that it has a distinctive business mix and attractive valuation relative to its growth prospects. At its core, the Korean company’s resilience stems from a robust and cash-generative chemicals business, which serves as a strong base for the company to build on its leading position in the electric-vehicle battery market, where it has already garnered a broad customer base and growing backlog of orders.

We also initiated a position in SAIC Motor Corp., China’s largest automaker by capacity that is also renowned for its joint ventures with General Motors and Volkswagen. We believe that the company’s nationwide distribution network is well-entrenched, and is supported by a focus on financing, rentals and after-sales services.

During the reporting period, the Fund briefly held a small position in Westpac Banking Corporation. We had established a new position in the Australian bank as we believed it had an attractive valuation that priced in a lot of bad news. However, following the revelations of the Royal Commission as discussed above, we acted decisively to exit the position.

In our view, Asian equity markets are likely to remain under pressure in the face of persistent worries of an escalating trade war between the U.S. and its trading partners. Rising interest rates may cause the U.S. dollar to strengthen further, penalizing the companies that borrow heavily in U.S. dollars while triggering capital outflows from Asia. We believe that higher oil prices could add further strain on the current accounts of oil-importing countries, particularly India and Indonesia.

Nonetheless, we believe that macroeconomic and corporate fundamentals in Asia are sound, and the region is less vulnerable to these pressures than it had been in the past. Asian governments’ current accounts and fiscal deficits have been reined in and, while there are some overleveraged companies, these are mostly restricted to small pockets within selected sectors. Furthermore, we believe that political stability in the region provides an environment that is conducive to much-needed economic and policy reforms that will benefit stock market performance. More broadly, we believe that, as true active managers, our long-term focus on quality and value should enable the Fund’s holdings to withstand market volatility.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

4	Semi-Annual Report 2018

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited) (concluded)

Parts of the Asia-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2018 Semi-Annual Report	5

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2018)		Six Month†	1 Yr.	5 Yr.	Inception[1]
Class A2	w/o SC	5.44%	19.62%	4.96%	6.00%
	w/SC3	-0.64%	12.75%	3.74%	4.99%
Class C2	w/o SC	5.10%	18.89%	4.23%	5.26%
	w/SC4	4.10%	17.89%	4.23%	5.26%
Class R2,5	w/o SC	5.36%	19.43%	4.71%	5.74%
Institutional Service Class[5]	w/o SC	5.54%	19.85%	5.17%	6.93%
Institutional Class[5]	w/o SC	5.62%	20.02%	5.22%	6.98%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

+	Not Annualized
1	Fund commenced operations on November 16, 2009.
2	Returns before the first offering of Class A, Class C and Class R (February 28, 2012) are based on the previous performance of the Institutional Class. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns for Class A, Class C and Class R shares would only differ to the extent of the difference in expenses of the classes.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.

6	Semi-Annual Report 2018

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Performance of a $1,000,000 Investment* (as of April 30, 2018)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex-Japan Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Index captures large and mid cap representation across 4 of 5 Developed Markets countries (excluding Japan) and 9 Emerging Markets countries in the Asia Pacific region. With 720 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed Markets countries in the index are: Australia, Hong Kong, New Zealand and Singapore. Emerging Markets countries in the Index are: China, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Taiwan and Thailand.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Common Stocks	92.1%
Preferred Stocks	6.6%
Short-Term Investment	0.9%
Other Assets in Excess of Liabilities	0.4%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Top Sectors
Financials	30.2%
Information Technology	19.3%
Materials	11.2%
Consumer Discretionary	8.4%
Real Estate	8.0%
Industrials	6.9%
Consumer Staples	6.5%
Telecommunication Services	4.9%
Health Care	3.0%
Energy	0.3%
Other	1.3%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	5.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.4%
Oversea-Chinese Banking Corp. Ltd.	3.6%
Tencent Holdings Ltd.	3.4%
AIA Group Ltd.	3.1%
Housing Development Finance Corp. Ltd.	3.1%
Jardine Strategic Holdings Ltd.	2.6%
Rio Tinto PLC – London Listing	2.6%
Bank Central Asia Tbk PT	2.4%
DBS Group Holdings Ltd.	2.4%
Other	66.5%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	19.7%
Hong Kong	14.7%
Singapore	14.3%
India	13.2%
Republic of South Korea	9.6%
United Kingdom	6.0%
Taiwan	5.4%
Indonesia	5.0%
Philippines	3.9%
Thailand	3.1%
Other	5.1%
100.0%

2018 Semi-Annual Report	7

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.1%)
AUSTRALIA (2.6%)
Financials (0.4%)
Westpac Banking Corp. (a)	2,500	$53,701
Health Care (2.2%)
CSL Ltd. (a)	2,050	262,583
		316,284
CHINA (19.7%)
Consumer Discretionary (5.3%)
China International Travel Service Corp. Ltd., A Shares (Stock Connect) (a)(b)	27,699	226,203
Midea Group Co. Ltd., A Shares (Stock Connect) (a)(b)	18,499	150,131
SAIC Motor Corp. Ltd. (a)	11,399	57,178
Yum China Holdings, Inc.	4,509	192,805
		626,317
Consumer Staples (1.5%)
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (a)(b)	1,700	177,081
Energy (0.3%)
PetroChina Co. Ltd., H Shares (a)	42,000	30,949
Financials (1.2%)
Ping An Insurance Group Co. of China Ltd., H Shares (a)	14,500	141,685
Industrials (1.3%)
Shanghai International Airport Co. Ltd., A Shares (Stock Connect) (a)(b)	20,198	158,379
Information Technology (4.6%)
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect) (a)(b)	24,900	150,539
Tencent Holdings Ltd. (a)	8,200	403,136
		553,675
Materials (1.7%)
Anhui Conch Cement Co. Ltd., H Shares (a)	32,000	199,727
Real Estate (1.8%)
China Resources Land Ltd. (a)	58,000	217,832
Telecommunication Services (2.0%)
China Mobile Ltd. (a)	25,500	242,925
		2,348,570
HONG KONG (14.7%)
Financials (7.2%)
AIA Group Ltd. (a)	41,800	373,575
Hong Kong Exchanges & Clearing Ltd. (a)	7,181	232,625
HSBC Holdings PLC (a)	25,344	252,479
		858,679
Industrials (2.6%)
Jardine Strategic Holdings Ltd. (a)	8,100	306,547
Information Technology (1.0%)
ASM Pacific Technology Ltd. (a)	8,400	115,108
Real Estate (3.9%)
Hang Lung Group Ltd. (a)	42,000	126,862
Swire Pacific Ltd., Class B (a)	52,500	88,469
Swire Properties Ltd. (a)	71,700	254,498
		469,829
		1,750,163
INDIA (13.2%)
Consumer Discretionary (1.0%)
Hero MotoCorp Ltd. (a)	2,096	116,859
Consumer Staples (2.6%)
Hindustan Unilever Ltd. (a)	3,000	67,262
ITC Ltd. (a)	56,400	237,914
		305,176
Financials (5.4%)
HDFC Bank Ltd. (a)	3,830	111,188
Housing Development Finance Corp. Ltd. (a)	13,258	372,801
Kotak Mahindra Bank Ltd. (a)	8,800	159,486
		643,475
Information Technology (2.0%)
Tata Consultancy Services Ltd. (a)	4,458	235,116
Materials (2.2%)
Grasim Industries Ltd. (a)(c)	16,570	269,003
		1,569,629
INDONESIA (5.0%)
Consumer Discretionary (2.1%)
Astra International Tbk PT (a)	501,900	256,886
Consumer Staples (0.5%)
Unilever Indonesia Tbk PT (a)	17,200	57,167
Financials (2.4%)
Bank Central Asia Tbk PT (a)	178,000	281,468
		595,521
MALAYSIA (1.2%)
Financials (1.2%)
Public Bank Bhd (a)	23,200	140,382
PHILIPPINES (3.9%)
Financials (3.9%)
Ayala Corp. (a)	15,000	279,015
Bank of the Philippine Islands (a)	91,920	186,050
		465,065

See accompanying Notes to Financial Statements.

8	Semi-Annual Report 2018

Statement of Investments (concluded)

April 30, 2018 (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
REPUBLIC OF SOUTH KOREA (3.0%)
Consumer Staples (1.2%)
Amorepacific Group (a)	126	$16,790
E-MART, Inc. (a)	488	122,847
		139,637
Information Technology (1.4%)
NAVER Corp. (a)	243	162,043
Materials (0.4%)
LG Chem Ltd. (a)	160	53,556
		355,236
SINGAPORE (14.3%)
Financials (7.1%)
DBS Group Holdings Ltd. (a)	12,115	279,518
Oversea-Chinese Banking Corp. Ltd. (a)	41,993	433,728
United Overseas Bank Ltd. (a)	6,174	139,806
		853,052
Industrials (3.0%)
Keppel Corp. Ltd. (a)	40,100	245,940
Singapore Technologies Engineering Ltd. (a)	42,900	112,262
		358,202
Real Estate (2.3%)
City Developments Ltd. (a)	28,500	270,833
Telecommunication Services (1.9%)
Singapore Telecommunications Ltd. (a)	83,900	221,923
		1,704,010
TAIWAN (5.4%)
Information Technology (4.4%)
Taiwan Semiconductor Manufacturing Co. Ltd.	69,000	529,397
Telecommunication Services (1.0%)
Taiwan Mobile Co. Ltd.	32,100	118,802
		648,199
THAILAND (3.1%)
Health Care (0.8%)
Bangkok Dusit Medical Services PCL, Foreign Shares (a)	133,800	95,312
Materials (2.3%)
Siam Cement PCL (The), Foreign Shares (a)	18,200	269,329
		364,641
UNITED KINGDOM (6.0%)
Financials (1.4%)
Standard Chartered PLC (a)	15,986	$167,917
Materials (4.6%)
BHP Billiton PLC — London Listing (a)	11,234	239,536
Rio Tinto PLC — London Listing (a)	5,601	305,287
		544,823
		712,740
Total Common Stocks		10,970,440
PREFERRED STOCKS (6.6%)
REPUBLIC OF SOUTH KOREA (6.6%)
Consumer Staples (0.7%)
Amorepacific Corp., Preferred Shares (a)	539	89,774
Information Technology (5.9%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	353	701,903
		791,677
Total Preferred Stocks		791,677
SHORT-TERM INVESTMENT (0.9%)
UNITED STATES (0.9%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (d)	107,560	107,560
Total Short-Term Investment		107,560
Total Investments (Cost $9,550,868) (e)—99.6%		11,869,677

Other Assets in Excess of Liabilities—0.4%		44,203
Net Assets—100.0%		$11,913,880

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(c)	Shares received from spin off of Grasim Industries Ltd. and commenced trading on September 1, 2017.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	9

Aberdeen China Opportunities Fund (Unaudited)

The Aberdeen China Opportunities Fund (Institutional Class shares net of fees) returned 7.38% for the six-month period ended April 30, 2018, versus the 6.05% return of its benchmark, the Morgan Stanley Capital International (MSCI) Zhong Hua Index, during the same period. For broader comparison, the average return of the Fund’s peer category of China Region Funds (comprising 49 funds), as measured by Lipper, Inc., was 2.41% for the period.

Equities in China and Hong Kong posted gains for the six-month reporting period, overcoming several periods of volatility. Stocks rallied from late 2017 into early 2018, bolstered by encouraging economic data from the Chinese mainland and Hong Kong. The respective central banks’ interventions to improve liquidity in China and shore up the currency in Hong Kong also boosted investor sentiment. Additionally, a steady stream of upbeat corporate earnings and the Chinese government’s reform-mindedness lifted the markets. Investors’ risk appetite took a hit when volatility returned to global markets in early 2018. Investors were skittish over a faster pace of interest-rate hikes by major global central banks. An escalating trade war between China and the U.S. further hindered the markets. Gyrations in technology stocks also contributed to market uncertainty, as investors’ concerns over profit-margin pressures clouded their initial optimism for technology stocks. In economic news, China’s economy grew 6.9% in 2017, marking the highest annual growth rate since 2015.

The exposure to China’s growing travel sector was a key driver of the Fund’s outperformance relative to its benchmark, the MSCI Zhong Hua Index, for the reporting period, as the rising aspirations of China’s burgeoning middle class put wind in the sails of the Fund’s holdings in the sector. Consequently, positions in companies that allowed us to tap into this trend benefited Fund performance. Shares of the Fund’s holding in China International Travel Services Ltd. (CITS) performed well during the period and emerged as the key contributor to relative performance. The company’s positive earnings, winning a bid to run duty-free services at Shanghai’s airport and news of more tourists visiting Sanya, where CITS owns a duty-free mall, buoyed its share price over the reporting period. Industrials sector holding Shanghai International Airport outperformed the overall market, as robust growth in rental income in its newly renovated passenger terminal prompted the airport operator to issue positive earnings guidance for its 2018 fiscal year.

Stock selection in the industrials sector also bolstered the Fund’s relative performance for the reporting period. In addition to the contribution from Shanghai International Airport within the sector, China Conch Venture Holdings Ltd., an investment-holding company that focuses on environmental-protection solutions, also enhanced Fund performance. Shares of the company rose on strong quarterly earnings results and investors’ expectations that it will benefit from China’s macroeconomic and regulatory environment. The Fund’s holding in Pacific Basin Shipping Ltd. performed well, as the shipping services provider benefited from an improved industry outlook and recovering freight rates. However, the Fund’s position in conglomerate Jardine Strategic Holdings Ltd. was a major detractor from the relative performance for the period. The company’s stock price declined amid investors’ concerns over heightened competition in its automotive business in Indonesia.

The Fund’s overweight exposure to the healthcare sector relative to the benchmark contributed to performance for the reporting period. Chinese healthcare companies benefited from positive structural dynamics over the period, as increasing affluence and an aging population set the stage for higher spending on healthcare. The firms were also viewed as relatively insulated from the U.S.-China trade tensions that had weighed on the wider market. The holding in CSPC Pharmaceutical Group Ltd. was a notable contributor to Fund performance for the period. The company’s shares performed well on the back of positive results for its 2017 fiscal year that were driven by an upturn in sales of the company’s innovative drugs. The Fund’s holding in Tong Ren Tang Technologies Co. Ltd. also added to the relative performance as its quarterly results benefited from the brand recognition it enjoys in key products.

Stock selection in the financials sector also enhanced the Fund’s relative performance for the reporting period. Banks generally saw a decline in loan loss provisions while asset quality and net interest margins stabilized. The Fund’s holding in China Merchants Bank buoyed relative performance as the company reported positive results over the period. Even though the Fund’s underweight allocation to the technology sector relative to the benchmark weighed on performance, the absence of positions in specific internet companies such as Alibaba Group Holding Ltd., Baidu Inc., Ctrip.com International Ltd., and NetEase Inc. had a positive impact, as these stocks came under selling pressure after the companies reported disappointing results.

However, the Fund’s relatively small position in tech giant Tencent Holdings Ltd. weighed on relative performance given its robust share price performance. Tencent blazed ahead of its peers during the reporting period as it delivered solid results. We continue to increase the Fund’s exposure to Tencent since we initiated a position in the company in the second quarter of 2017, reflecting our growing conviction in its business, corporate structure and governance.

Similarly, though we just recently initiated a holding in Ping An Insurance Company of China Ltd., it was a detractor from the Fund’s relative performance for the period. We had initiated the holding during the reporting period as we liked its insurance agency franchise, as well as its focus on long-term protection products and digital investments. In our opinion, the company’s progressive management has demonstrated the ability to deliver decent financial performance within its ecosystem that is currently unrivalled in a market that we believe will continue to grow steadily in the long term.

Relatively weak quarterly results hampered the Fund’s holdings in retailer AEON Stores and automobile and industrial glass-maker Fuyao Glass Industry Group Co. Ltd. AEON’s Hong Kong operations were lackluster over the reporting period, while its business in China struggled. Foreign exchange losses stemming from a stronger yuan eroded Fuyao Glass’ profits, although its revenues for the first half of

10	Semi-Annual Report 2018

Aberdeen China Opportunities Fund (Unaudited) (concluded)

its 2018 fiscal year outpaced the overall industry’s growth rate. The Fund’s holding in Hong Kong’s subway operator MTR Corporation detracted from the relative performance as its shares declined due to investors’ profit-taking.

Aside from Ping An Insurance, we initiated holdings in five other companies: China Literature Ltd.; Shenzhou International Group Holdings Ltd.; Wuxi Biologics, Techtronic Industries Co. Ltd.; and OneSmart International Education Group Ltd. China Literature is a leading online-literature platform with the largest network of writers in China. The company also has a firm distribution network through parent company Tencent, which we believe gives it a strong competitive advantage. Shenzhou International is a leading textile manufacturer. Shenzhou is actively involved in fabric design through research and development conducted in close collaboration with its customers. Wuxi Biologics, a leading contract-research organization for biologics in China, owns a leading platform and benefits from the growing trend of outsourcing research and development of biologic drugs. Techtronic Industries manufactures and sells power tools, outdoor products and floor care products in the U.S. and European Union (EU). Management has a solid track record and has delivered consistent returns to shareholders. OneSmart International Education Group is a provider of after-school tutoring services. In our view, the company’s ability to crack the Shanghai market reflects the management’s capabilities, which we believe will help it expand into other Chinese cities.

Conversely, we exited the Fund’s positions in specialty apparel retailer Global Brands Group Holding Ltd. due to our concerns over its business prospects, and China Biologic Products Holdings Inc. given our concerns over corporate governance following changes in its shareholding and what we believed was a questionable acquisition in early 2018. We also sold the Fund’s shares in diversified retailer Dairy Farm International Holdings Ltd., given the changes in the competitive landscape.

In our opinion, there may be some ongoing volatility in the Chinese equity market as the government continues to implement regulatory changes. We believe that investors will closely monitor how these moves may disrupt the pace of economic growth. The market may also face more pressure from persistent worries of an escalating trade war between the U.S. and China.

Nevertheless, we believe that the reorganization of China’s administrative and regulatory frameworks provides a longer and more stable horizon for economic and policy reforms. Although China’s growth is generally expected to slow, we believe that the economy may continue its steady shift towards consumer spending and services as growth drivers. In our opinion, this aligns with the positioning of our investment themes. Furthermore, we believe that the relatively large exposure of the Fund’s holdings to domestic growth buffers them from the adverse effects of lingering trade tensions between China and the U.S., as well as currency fluctuations. More broadly, we believe that, as true active managers, our long-term focus on quality and value should enable the Fund’s holdings to withstand market volatility.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in China and Hong Kong subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2018 Semi-Annual Report	11

Aberdeen China Opportunities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2018)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	7.21%	19.37%	3.70%	2.76%
	w/SC2	1.05%	12.52%	2.47%	2.15%
Class C	w/o SC	6.86%	18.56%	2.96%	2.03%
	w/SC3	5.86%	17.56%	2.96%	2.03%
Class R4	w/o SC	7.05%	19.02%	3.32%	2.45%
Institutional Service Class[4]	w/o SC	7.34%	19.72%	3.94%	3.03%
Institutional Class[4]	w/o SC	7.38%	19.81%	3.99%	3.03%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

+	Not Annualized
1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Aberdeen Asset Management Asia Limited began sub-advising the fund on January 1, 2009. Performance prior to this date reflects the performance of an unaffiliated sub-adviser. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

12	Semi-Annual Report 2018

Aberdeen China Opportunities Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Zhong Hua Index is a composite index that comprises the MSCI China and MSCI Hong Kong Index. The index captures large and mid cap representation across all China securities (B shares, H shares, Red Chips, P Chips and foreign listed shares) as well as Hong Kong securities.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Common Stocks	97.3%
Short-Term Investment	2.3%
Other Assets in Excess of Liabilities	0.4%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Top Sectors
Financials	20.9%
Consumer Discretionary	16.6%
Information Technology	14.7%
Industrials	14.5%
Real Estate	10.6%
Health Care	5.4%
Telecommunication Services	5.0%
Consumer Staples	4.2%
Energy	3.4%
Utilities	2.0%
Other	2.7%
100.0%

Top Holdings*
Tencent Holdings Ltd.	7.1%
AIA Group Ltd.	5.4%
China International Travel Service Corp. Ltd., A Shares	3.8%
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares	3.6%
Shanghai International Airport Co. Ltd., A Shares	3.5%
China Mobile Ltd.	3.2%
MTR Corp. Ltd.	3.1%
China Merchants Bank Co. Ltd., H Shares	3.0%
Hong Kong Exchanges & Clearing Ltd.	2.8%
Jardine Strategic Holdings Ltd.	2.8%
Other	61.7%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	56.3%
Hong Kong	39.0%
United States	4.3%
Other	0.4%
100.0%

2018 Semi-Annual Report	13

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.3%)
CHINA (56.3%)
Consumer Discretionary (10.7%)
China International Travel Service Corp. Ltd., A Shares (a)	69,000	$563,486
China International Travel Service Corp. Ltd., A Shares (Stock Connect) (a)(b)	200	1,633
China Literature Ltd. (a)(c)(d)	10,800	86,995
Fuyao Glass Industry Group Co. Ltd., H Shares (a)(c)	86,000	295,589
Nexteer Automotive Group Ltd. (a)	90,000	138,471
OneSmart International Education Group Ltd. (d)(e), ADR	13,000	127,530
Shenzhou International Group Holdings Ltd. (a)	15,000	163,744
Yum China Holdings, Inc.	4,874	208,412
		1,585,860
Consumer Staples (3.0%)
Kweichow Moutai Co. Ltd., A Shares (a)	1,900	197,914
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (a)(b)	2,400	249,997
		447,911
Energy (3.4%)
CNOOC Ltd. (a)	198,000	334,959
G3 Exploration Ltd. (a)(d)	53,000	41,223
PetroChina Co. Ltd., H Shares (a)	174,000	128,216
		504,398
Financials (7.8%)
China Construction Bank Corp., Class H (a)	340,000	356,204
China Merchants Bank Co. Ltd., H Shares (a)	102,500	446,941
Ping An Insurance Group Co. of China Ltd., H Shares (a)	36,500	356,656
		1,159,801
Health Care (5.4%)
CSPC Pharmaceutical Group Ltd. (a)	160,000	407,530
Tong Ren Tang Technologies Co. Ltd., H Shares (a)	171,000	274,888
Wuxi Biologics Cayman, Inc. (a)(c)(d)	12,000	108,851
		791,269
Industrials (5.3%)
China Conch Venture Holdings Ltd. (a)	84,000	260,783
Shanghai International Airport Co. Ltd., A Shares (a)(b)	66,500	521,446
		782,229
Information Technology (12.6%)
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (a)(b)	87,375	528,248
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect) (a)(b)	10,150	61,364
Tencent Holdings Ltd. (a)	21,400	1,052,086
TravelSky Technology Ltd., H Shares (a)	76,000	221,998
		1,863,696
Real Estate (4.9%)
China Resources Land Ltd. (a)	90,000	338,015
China Vanke Co. Ltd., H Shares (a)	50,000	206,642
Yanlord Land Group Ltd. (a)	135,600	172,913
		717,570
Telecommunication Services (3.2%)
China Mobile Ltd. (a)	49,000	466,798
		8,319,532
HONG KONG (39.0%)
Consumer Discretionary (3.9%)
Aeon Stores (Hong Kong) Co. Ltd. (a)	286,500	175,751
Giordano International Ltd. (a)	124,000	75,773
Shangri-La Asia Ltd. (a)	114,000	221,857
Techtronic Industries Co. Ltd. (a)	18,000	105,448
		578,829
Consumer Staples (1.2%)
Convenience Retail Asia Ltd.	388,000	182,416
Financials (13.1%)
AIA Group Ltd. (a)	89,600	800,773
Dah Sing Financial Holdings Ltd. (a)	17,200	114,856
Hong Kong Exchanges & Clearing Ltd. (a)	12,818	415,233
HSBC Holdings PLC (a)	36,898	367,581
Standard Chartered PLC (HK Listing) (a)	22,348	234,924
		1,933,367
Industrials (9.2%)
Jardine Strategic Holdings Ltd. (a)	10,800	408,730
Kerry Logistics Network Ltd. (a)	185,000	282,501
MTR Corp. Ltd. (a)	80,338	451,400
Pacific Basin Shipping Ltd. (a)(d)	798,000	212,183
		1,354,814
Information Technology (2.1%)
ASM Pacific Technology Ltd. (a)	23,200	317,917
Real Estate (5.7%)
Hang Lung Group Ltd. (a)	70,000	211,436
Hang Lung Properties Ltd. (a)	34,000	80,463
Swire Pacific Ltd., Class B (a)	125,000	210,640
Swire Properties Ltd. (a)	94,600	335,782
		838,321
Telecommunication Services (1.8%)
Asia Satellite Telecommunications Holdings Ltd.	127,500	100,393
HKBN Ltd.	122,000	170,985
		271,378
Utilities (2.0%)
Hong Kong & China Gas Co. Ltd. (a)	140,016	292,556
		5,769,598

See accompanying Notes to Financial Statements.

14	Semi-Annual Report 2018

Statement of Investments (concluded)

April 30, 2018 (Unaudited)

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
UNITED STATES (2.0%)
Consumer Discretionary (2.0%)
Samsonite International SA (a)	65,900	$298,090
Total Common Stocks		14,387,220
SHORT-TERM INVESTMENT (2.3%)
UNITED STATES (2.3%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (f)	$336,615	336,615
		336,615
Total Short-Term Investment		336,615
Total Investments (Cost $12,957,071) (g)—99.6%		14,723,835

Other Assets in Excess of Liabilities—0.4%		55,619
Net Assets—100.0%		$14,779,454

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	Non-income producing security.
(e)	All or a portion of the securities are on loan. The total value of all securities on loan is $72,666. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(k) for additional information.
(f)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	15

Aberdeen Emerging Markets Fund (Unaudited)

The Aberdeen Emerging Markets Fund (Institutional Class shares net of fees) returned 1.22% for the six-month period ended April 30, 2018, versus the 4.93% return of its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, during the same period. For broader comparison, the average return of the Fund’s peer category of Emerging Markets Funds (comprising 378 funds), as measured by Lipper, Inc., was 4.04% for the period.

Emerging-markets equities rose over the reporting period. In late 2017, investor sentiment was boosted by healthy global economic growth, improving corporate earnings and the passage of tax reform in the U.S. However, markets turned volatile in 2018, as fears of faster-than-expected interest-rate hikes from the U.S. Federal Reserve and escalating China-U.S. trade tensions triggered global market sell-offs.

During the period, technology shares were dampened by reports of softer smartphone demand and fears of increased regulatory scrutiny after Facebook users’ data were leaked to a data-analytics firm. In the financial sector, shares of Indian banks initially rallied on the government’s plan to recapitalize state-owned lenders; however, investor sentiment soured after a US$2 billion fraud was uncovered at Punjab National Bank. Meanwhile, rising oil prices boosted energy stocks.

The National People’s Congress, China’s legislative body, approved proposals to allow President Xi Jinping to remain in office indefinitely, with the government also enacting administrative overhauls that included merging its banking and insurance regulators. We view this move positively, as we believe that it promotes sustainable development of the banking sector. Markets in South Africa rose on investors’ optimism over the election of new President Cyril Ramaphosa. The Brazilian market was buoyed by encouraging economic signals and a court’s decision to uphold former President Luiz Inácio Lula da Silva’s corruption conviction. Russian equities gained ground amid higher energy prices and the central bank’s interest-rate cuts, which outweighed the impact of additional sanctions towards the end of the period.

The Fund’s underperformance versus its benchmark, the MSCI Emerging Markets Index, for the reporting period, was largely attributable to weak stock selection in the defensive consumer staples sector. Shares of Magnit fell after the Russian retailer posted disappointing results for the fourth quarter of its 2017 fiscal year and downgraded its earnings forecasts. Investors were also caught off-guard by founder Sergey Galitsky’s resignation as the company’s chief executive officer, and the sale of most of his stake. We have engaged with Magnit on these issues, and have since had what we view as encouraging meetings with the company’s senior management. Brazilian food producer BRF also reported relatively weak fourth-quarter 2017 earnings, compounded by news that the company’s exports to the European Union were suspended due to ongoing investigations into the provision of substandard meat.

The Fund’s underweight exposure to the strong-performing energy sector also had a negative impact on the relative performance for the reporting period. Brazilian fuels distributor Ultrapar sold off on expectations of lower quarterly profits amid intensifying competition.

Furthermore, the Fund’s exposure to Indonesia weighed on performance for the reporting period, as that market underperformed its peers due to a weak rupiah and an expanding trade deficit. Stock-specific issues in the market also had a negative impact on the Fund’s relative performance. The Fund’s position in Indonesian conglomerate Astra International was a detractor due to a combination of softer demand, tougher regulations and weak selling prices. Shares of cement company Indocement also performed poorly, as weaker-than-expected demand and conflicting interests tied to Indonesia’s election cycle hampered its earnings.

Conversely, stock selection in the information technology sector contributed to the Fund’s relative performance for the reporting period. The lack of exposure to Taiwan’s Hon Hai Precision Industry Co., a manufacturer of computer, component and consumer electronics products, boosted the Fund’s relative performance, as its stock price fell amid production cuts from its key customer, Apple Inc., and investors’ renewed governance concerns. The absence of a position in MSCI Emerging Markets Index constituent Alibaba was another contributor, as shares of the internet retailer declined during the global technology sell-off late in the reporting period. The Fund’s holding in Indian IT services provider Tata Consultancy Services also bolstered relative performance, as its shares moved higher after the company reported generally positive quarterly results over the reporting period.

Additionally, positive stock selection in South Africa and China enhanced the Fund’s relative performance for the period. In South Africa, shares of retailers Truworths International Ltd. and Massmart Holdings Ltd. rallied on investors’ hopes for business-friendly reforms. The Fund’s lack of exposure to conglomerate Steinhoff International Holdings also contributed to relative performance, as its stock price declined due to an accounting scandal. In China, the Fund’s A-share exposures fared better than the wider market. Notably, in our view, duty-free operator China International Travel Service Ltd. (CITS) benefited from positive earnings and its successful bid to operate duty-free services at Shanghai’s airport. Distiller Kweichow Moutai Co. posted double-digit, year-over-year earnings growth and higher-than-expected price hikes in the fourth quarter of its 2017 fiscal year.

Regarding significant portfolio activity over the reporting period, we initiated holdings in three companies: LG Chem Ltd., CITS, and Ping An Insurance Company of China Ltd. In our view, Korean chemicals producer LG Chem has a distinctive business mix and an attractive valuation. We believe that its cash-generative chemicals business serves as a solid base for the company to build on its current market-leading position in the electric vehicle battery market. In our judgment, CITS has a positive business outlook, as we believe it is poised to capitalize on rising consumer spending and growing demand for domestic travel in China. Finally, Ping An Insurance Company of China is one of the mainland’s leading life-insurance franchises, and has leveraged its technological capabilities to create a robust financial ecosystem in China.

16	Semi-Annual Report 2018

Aberdeen Emerging Markets Fund (Unaudited) (concluded)

In contrast, we exited the Fund’s positions in several companies in favor of what we believed were better opportunities elsewhere: miner BHP Billiton, Mexican retailer Soriana, Hong Kong exchange-listed conglomerate Swire Pacific Ltd., and telecom Taiwan Mobile Co. Ltd.

Following a period of relative calm, recent market sell-offs suggest investors are increasingly worried about impending monetary-policy tightening, in our view. Investors’ worries about a looming global trade war have also intensified, and we think that protectionist measures and retaliatory responses from major economies may trigger further volatility, hampering companies’ growth outlooks. Upcoming elections and rising populism could also hurt investor sentiment. While we believe that these factors might portend choppier waters, the volatility may not be entirely bad, as it may moderate valuations and compel investors to refocus on fundamentals. Most emerging-market economies have improved their external balances1 and currency reserves, while economic growth is broadening. We believe that the supportive macroenvironment should boost domestic demand and feed corporate earnings upgrades. Corporations already are enjoying improving profits on higher sales and more effective capital management. We believe that the Fund’s holdings have high-quality business prospects, robust financials and sensible management strategies. Nonetheless, we remain cautious and will add to or reduce positions when necessary, while looking to initiate positions in what we view as high-quality companies at attractive valuations. We believe that this positions the Fund effectively to benefit from emerging markets’ long-term structural positives, including its large demographic dividend,2 and new growth opportunities arising from market disruption3 across sectors.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

[1]	A country’s external balance comprises the value of exports subtracted by the value of imports.

[2]	Demographic dividend is the growth in an economy that results from a change in the age structure of a country’s population.

[3]	Market disruption refers to an environment in which markets stop functioning in a regular manner, and is typically characterized by rapid and large market declines.

2018 Semi-Annual Report	17

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2018)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A2	w/o SC	0.94%	10.72%	1.44%	4.96%
	w/SC3	-4.86%	4.32%	0.25%	4.34%
Class C2	w/o SC	0.73%	10.23%	0.82%	4.57%
	w/SC4	-0.27%	9.23%	0.82%	4.57%
Class R2,5	w/o SC	0.89%	10.52%	1.13%	4.78%
Institutional Service Class[5,6]	w/o SC	1.12%	11.12%	1.62%	5.03%
Institutional Class[5]	w/o SC	1.22%	11.29%	1.83%	5.19%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

+	Not Annualized
1	Returns prior to November 23, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Returns before the first offering of Class A, Class C and Class R (May 21, 2012) are based on the previous performance of the Institutional Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of the Institutional Service Class (November 23, 2009) are based on the previous performance of the Institutional Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the two classes.

18	Semi-Annual Report 2018

Aberdeen Emerging Markets Fund (Unaudited)

Performance of a $1,000,000* Investment (as of April 30, 2018)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets (EM) countries. With 845 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Common Stocks	89.0%
Preferred Stocks	9.9%
Short-Term Investment	0.4%
Other Assets in Excess of Liabilities	0.7%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Top Sectors
Financials	26.6%
Information Technology	21.4%
Consumer Staples	14.8%
Consumer Discretionary	12.2%
Materials	8.7%
Real Estate	5.3%
Telecommunication Services	3.4%
Energy	2.9%
Industrials	2.8%
Health Care	0.8%
Other	1.1%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	6.4%
Tencent Holdings Ltd.	5.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.7%
Housing Development Finance Corp. Ltd.	3.4%
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	3.1%
AIA Group Ltd.	2.7%
Vale SA, ADR	2.2%
Fomento Economico Mexicano SAB de CV, ADR	2.2%
Astra International Tbk PT	2.1%
China Mobile Ltd.	2.1%
Other	65.3%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	20.6%
India	14.0%
Brazil	11.7%
Republic of South Korea	9.8%
Hong Kong	5.6%
Mexico	5.2%
Taiwan	4.7%
Indonesia	4.6%
South Africa	4.0%
Philippines	3.8%
Other	16.0%
100.0%

2018 Semi-Annual Report	19

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (89.0%)
BRAZIL (8.6%)
Consumer Discretionary (1.4%)
Lojas Renner SA	13,317,700	$123,969,570
Consumer Staples (2.5%)
Ambev SA	22,787,000	151,752,886
BRF SA (a)	8,647,269	61,216,108
		212,968,994
Energy (1.5%)
Ultrapar Participacoes SA	7,277,428	125,576,765
Materials (2.2%)
Vale SA, ADR (b)	13,486,000	186,646,240
Real Estate (1.0%)
Multiplan Empreendimentos Imobiliarios SA	4,535,800	86,127,374
		735,288,943
CHILE (2.5%)
Consumer Discretionary (1.2%)
S.A.C.I. Falabella (c)	10,630,299	103,057,656
Financials (1.3%)
Banco Santander Chile, ADR	3,290,846	108,696,643
		211,754,299
CHINA (20.6%)
Consumer Discretionary (4.5%)
China International Travel Service Corp. Ltd., A Shares (Stock Connect) (c)(d)	13,822,841	112,883,900
Midea Group Co. Ltd., A Shares (Stock Connect) (c)(d)	12,966,092	105,227,912
Yum China Holdings, Inc.	3,930,900	168,085,284
		386,197,096
Consumer Staples (1.8%)
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (c)(d)	1,516,918	158,010,213
Financials (1.7%)
Ping An Insurance Group Co. of China Ltd., H Shares (c)	14,662,500	143,273,149
Industrials (1.5%)
Shanghai International Airport Co. Ltd., A Shares (Stock Connect) (c)(d)	15,828,892	124,119,033
Information Technology (7.3%)
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect) (c)(d)	22,136,547	133,832,255
Tencent Holdings Ltd. (c)	9,988,300	491,053,622
		624,885,877
Real Estate (1.7%)
China Resources Land Ltd. (c)	38,418,000	144,287,443
Telecommunication Services (2.1%)
China Mobile Ltd. (c)	18,527,100	176,498,222
		1,757,271,033
HONG KONG (5.6%)
Financials (4.1%)
AIA Group Ltd. (c)	25,723,600	229,896,890
Hong Kong Exchanges & Clearing Ltd. (c)	3,732,228	120,903,739
		350,800,629
Real Estate (1.5%)
Hang Lung Group Ltd. (c)	24,425,000	73,776,007
Hang Lung Properties Ltd. (c)	21,580,000	51,070,650
		124,846,657
		475,647,286
HUNGARY (0.8%)
Health Care (0.8%)
Richter Gedeon Nyrt (c)	3,506,140	70,797,915
INDIA (14.0%)
Consumer Discretionary (1.4%)
Hero MotoCorp Ltd. (c)	2,133,485	118,948,962
Consumer Staples (3.4%)
Hindustan Unilever Ltd. (c)	6,039,043	135,398,300
ITC Ltd. (c)	37,229,714	157,047,246
		292,445,546
Financials (5.0%)
Aditya Birla Capital Ltd. (a)(c)	10,955,084	26,119,888
Housing Development Finance Corp. Ltd. (c)	10,402,022	292,494,117
Kotak Mahindra Bank Ltd. (c)	5,817,300	105,428,916
		424,042,921
Information Technology (1.5%)
Tata Consultancy Services Ltd. (c)	2,411,893	127,203,978
Materials (2.7%)
Grasim Industries Ltd. (c)	6,347,183	103,042,303
UltraTech Cement Ltd. (c)	2,103,250	128,857,406
		231,899,709
		1,194,541,116
INDONESIA (4.6%)
Consumer Discretionary (2.2%)
Astra International Tbk PT (c)	355,925,100	182,172,054
Financials (1.4%)
Bank Central Asia Tbk PT (c)	76,644,500	121,196,523
Materials (1.0%)
Indocement Tunggal Prakarsa Tbk PT (c)	67,234,300	85,085,736
		388,454,313

See accompanying Notes to Financial Statements.

20	Semi-Annual Report 2018

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
MALAYSIA (1.2%)
Financials (1.2%)
Public Bank Bhd (c)	16,876,600	$102,119,780
MEXICO (5.2%)
Consumer Staples (2.1%)
Fomento Economico Mexicano SAB de CV, ADR	1,920,201	185,606,629
Financials (1.8%)
Grupo Financiero Banorte SAB de CV, Class O	24,278,639	151,835,206
Industrials (1.3%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	6,164,150	110,583,276
		448,025,111
PHILIPPINES (3.8%)
Financials (2.7%)
Ayala Corp. (c)	4,698,000	87,387,540
Bank of the Philippine Islands (c)	69,328,026	140,322,426
		227,709,966
Real Estate (1.1%)
Ayala Land, Inc. (c)	122,348,400	96,140,290
		323,850,256
POLAND (1.0%)
Financials (1.0%)
Bank Polska Kasa Opieki SA (c)	2,452,341	81,385,588
PORTUGAL (0.7%)
Consumer Staples (0.7%)
Jeronimo Martins SGPS SA (c)	3,439,656	60,321,211
REPUBLIC OF SOUTH KOREA (3.0%)
Consumer Staples (0.6%)
Amorepacific Group (c)	390,805	52,077,727
Information Technology (1.5%)
NAVER Corp. (c)	190,932	127,321,540
Materials (0.9%)
LG Chem Ltd. (c)	240,837	80,615,059
		260,014,326
RUSSIA (2.4%)
Consumer Staples (1.0%)
Magnit PJSC (c)	1,135,968	88,011,108
Energy (1.4%)
LUKOIL PJSC, ADR	1,726,563	113,763,236
		201,774,344
SOUTH AFRICA (4.0%)
Consumer Discretionary (1.5%)
Truworths International Ltd. (c)	15,585,163	127,417,710
Consumer Staples (1.2%)
Massmart Holdings Ltd. (c)	8,063,893	107,684,333
Telecommunication Services (1.3%)
MTN Group Ltd.	10,925,178	109,768,896
		344,870,939
TAIWAN (4.7%)
Information Technology (4.7%)
Taiwan Semiconductor Manufacturing Co. Ltd.	52,589,117	403,485,696
THAILAND (3.4%)
Financials (1.5%)
Siam Commercial Bank PCL (The), Foreign Shares (c)	29,837,200	123,589,534
Materials (1.9%)
Siam Cement PCL (The), Foreign Shares (c)	11,178,600	165,423,988
		289,013,522
TURKEY (2.2%)
Consumer Staples (1.1%)
BIM Birlesik Magazalar A.S. (c)	5,492,173	93,315,574
Financials (1.1%)
Akbank Turk A.S. (c)	23,229,208	48,332,393
Turkiye Garanti Bankasi A.S. (c)	21,824,037	49,418,998
		97,751,391
		191,066,965
UNITED KINGDOM (0.7%)
Financials (0.7%)
Standard Chartered PLC (c)	5,800,732	60,931,041
Total Common Stocks		7,600,613,684
PREFERRED STOCKS (9.9%)
BRAZIL (3.1%)
Financials (3.1%)
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	26,971,862	264,324,247
REPUBLIC OF SOUTH KOREA (6.8%)
Consumer Staples (0.4%)
Amorepacific Corp., Preferred Shares (c)	202,647	33,752,196
Information Technology (6.4%)
Samsung Electronics Co. Ltd., Preferred Shares (c)	276,087	548,969,615
		582,721,811
Total Preferred Stocks		847,046,058

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	21

Statement of Investments (concluded)

April 30, 2018 (Unaudited)

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (0.4%)
UNITED STATES (0.4%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (e)	34,109,435	$34,109,435
Total Short-Term Investment		34,109,435
Total Investments (Cost $7,309,615,820) (f)—99.3%		8,481,769,177

Other Assets in Excess of Liabilities—0.7%		58,319,444
Net Assets—100.0%		$8,540,088,621

(a)	Non-income producing security.
(b)	All or a portion of the securities are on loan. The total value of all securities on loan is $78,297,165. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(k) for additional information.
(c)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

22	Semi-Annual Report 2018

Aberdeen Focused U.S. Equity Fund (Unaudited)

Effective November 15, 2017, the Aberdeen Equity Long-Short Fund (the Fund) changed its name to Aberdeen Focused U.S. Equity Fund and changed its principal investment strategies. The Fund is managed pursuant to a “focused” strategy whereby the Fund’s investment adviser typically invests the Fund’s assets in a small number of issuers. The Fund generally expects to hold approximately 20 to 30 issuers. The Fund may invest in securities of any market capitalization and the amount of small-, mid- and large-capitalization companies will vary based on market conditions. The Fund may also invest in securities of any market sector and, from time to time, may hold a significant amount of securities from companies within a single sector.

The Aberdeen Focused U.S. Equity Fund (Institutional Class shares net of fees) returned 5.79% since the inception of its current strategy on November 15, 2017 to April 30, 2018, versus 3.56% for its benchmark, the U.S. broader-market Standard & Poor’s (S&P) 500 Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Multi-Cap Core Funds (comprising 378 funds), as measured by Lipper, Inc., was 3.35% for the period.

Major North American equity market indices moved higher despite several bouts of volatility during the period from November 15, 2017 to April 30 2018. The more cyclical consumer discretionary, energy, financials and information technology sectors posted gains and were the strongest performers within the S&P 500 Index for the period. The financials sector gained ground due to the prospect of higher interest rates that would make these companies more profitable. Additionally, companies in the consumer discretionary sector benefited from increased consumer spending as consumers’ wages rose due to the tight labor market. Conversely, “bond proxy” sectors, such as higher dividend-paying, interest rate-sensitive real estate and utilities stocks, posted negative returns as U.S. Treasury yields rose. However, the yield curve became increasingly flat and remains in an area of heavy interest and debate among investors as the previous nine recessions were all preceded by an inverted yield curve.1

For the first half of the reporting period, U.S. equity markets were boosted by investors’ confidence regarding increasingly robust global economic growth, corporate earnings growth acceleration driven by the implementation of the Tax Cuts and Jobs Act (TCJA) at the beginning of 2018, and a positive start to the fourth-quarter 2017 earnings reporting season. However, this optimism quickly gave way to investors’ concerns about higher inflation leading to more aggressive interest-rate moves by global central banks. This caused investors to worry about valuations, which we agree had become stretched. Fears of global trade wars exaggerated the market whipsaw.

Towards the end of March 2018, U.S. President Donald Trump unveiled a plan to impose approximately $60 billion in tariffs on roughly 1,300 Chinese imports. This proposal was in addition to the previously announced levies on imported steel and aluminum for China and several other countries. Trump’s action spawned several rounds of alternating tariff threats from both China and the U.S., leading to numerous bouts of market volatility late in the quarter as investors feared the possibility of a trade war between the world’s two largest economies.

U.S. economic news was somewhat mixed over the reporting period:

•

The U.S. Federal Reserve (Fed) raised its benchmark interest rate in two increments of 25 basis points (bps) to a range of 1.50% to 1.75% following its meetings in December 2017 and March 2018. The Fed reiterated its view that the U.S. economy will grow modestly in the medium term and there will be continued strength in the labor market.

•

According to the minutes of its meeting on March 20-21, which were released in April, the Federal Open Market Committee (FOMC) slightly raised its inflation projection for the 2018 calendar year, with both core Consumer Price Index (CPI) and the overall CPI exceeding the growth rate for 2017. The FOMC subsequently held the federal funds rate steady in its meeting at the beginning of May, but signaled a pending increase of 25 bps following its next meeting on June 12-13.

•

The CPI rose 0.2% and 2.5% in April 2018 and the previous 12-month period, respectively.[2] More companies are facing input cost pressures, which have the risk of pressuring margins without pricing (inflation).

•

The Department of Commerce reported that U.S. gross domestic product growth slowed to an annualized rate of 2.3% in the first quarter of 2018 – down from the 2.9% growth rate in the fourth quarter of 2017. The modest deceleration was attributable mainly to reductions in consumer spending, residential fixed investment, and exports, which offset an upturn in private inventory investment and a decline in imports.

•

U.S. payrolls expanded by a monthly average of 198,000 during the six-month reporting period, and the unemployment rate dipped 0.2 percentage point to 3.9% – its lowest level since April 2000.[3] However, the labor force participation rate[4] hovered around its 40-year low of 62.8%.

The Fund’s performance relative to its benchmark, the S&P 500 Index, for the reporting period was buoyed mainly by stock selection

[1]	An inverted yield curve occurs when yields on securities in the short segment exceed those in the long end of the curve.

[2,3]	Source: U.S. Department of Labor, May 2018.

[3]	The labor force participation rate comprises the percentage of the U.S. population aged 16 years and older working or actively seeking work.

2018 Semi-Annual Report	23

Aberdeen Focused U.S. Equity Fund (Unaudited) (continued)

in the financials sector, an underweight allocation to the information technology sector, and the lack of exposure to the weak-performing utilities sector. The largest individual stock contributors were diversified financial services companies Charles Schwab Corp. and Regions Financial Corp., as well as membership warehouse operator Costco Wholesale Corp.

A significant increase in new accounts and strong growth in net interest income driven mainly by rising interest rates bolstered Charles Schwab Corp.’s results for the fourth quarter of 2017 and the first quarter of 2018. The company also saw a notable increase in clients’ assets over the reporting period. Regions Financial Corp. benefited from healthy growth in core revenue and net interest income for the fourth quarter of its 2017 fiscal year, driven by a higher net interest margin and an increase in core fees. This offset relatively sluggish loan growth. Costco Wholesale Corp. posted healthy year-over-year revenue growth for the second quarter of its 2018 fiscal year. The membership warehouse operator’s results were bolstered by notable strength in its ecommerce business, a substantial increase in membership fees, as well as higher same-store sales internationally and in the U.S.

Stock selection in the consumer discretionary and healthcare sectors had a modestly negative impact on the Fund’s relative performance for the period. The most notable detractors among individual holdings included diversified media company Comcast Corp., enterprise software company Oracle Corp., and Snap-on Inc., a manufacturer of automotive tools and diagnostic equipment.

Shares of Comcast Corp. declined sharply amid investors’ concerns about its US$31 billion bid to acquire UK-based satellite television services provider Sky TV. Management sought to temper these worries by announcing that Comcast would not issue new shares to fund the acquisition, as doing so would dilute the value of the shares for existing shareholders. The stock price also fell towards the end of the period along with other companies in the sector following a relatively weak earnings report from one of the company’s peers. Oracle Corp.’s results for the third quarter of its 2018 fiscal year generally did not meet the market’s expectations. While the company’s cloud computing business grew substantially compared to the same period in 2017, the growth rate was significantly lower than that of the second quarter. The transition to more subscription services has contributed significant value to Oracle’s business in recent years; consequently, the slowdown in the transition resulted in a pullback in the company’s shares. Finally, Snap-on Inc.’s fourth-quarter 2017 and first-quarter 2018 results were hampered by declining organic sales and margin in its Tools Group segment, which comprises roughly 25% of its revenue. This offset relative strength in the company’s Commercial & Industrial Group and Repair Systems & Information Group, and Financial Services units.

During the reporting period, we initiated a holding in IT software and hardware company Microsoft Corp. We exited the Fund’s position in real estate management and development company Jones Lang LaSalle Inc.

We remain optimistic regarding the macroeconomic backdrop within the U.S. and the firming growth that we are witnessing globally. We think that both corporate and consumer confidence remains robust and is manifesting itself through strong demand and revenue growth for most sectors. Inflation and the resultant increases in input costs, however, remain an issue for many companies and likely will not abate in the near term. In our view, the best-positioned businesses are those with pricing power or the ability to reduce costs through investments in automation and efficiency. On a positive note, the first-quarter 2018 corporate earnings reporting season is off to a strong start. According to data services provider FactSet, more than three-quarters of the S&P 500 Index member companies that had reported results as of mid-May 2018 (93% of the index) garnered better-than-expected revenue and earnings, and the blended earnings growth rate was 24.5%.4 A combination of strong demand and the tailwind of tax breaks from the Tax Cuts and Jobs Act (TCJA) implemented at the beginning of this year aided that growth rate. Nevertheless, we believe the effects of the tax cuts will have a longer-term impact on corporate earnings power. If the growth rate is unchanged after all S&P 500 companies have reported, it would be the highest level since the third quarter of 2010. The current forward 12-month price/earnings ratio5 for the index is 16.4 – above the five- and ten-year averages of 16.1 and 14.3, respectively.6

Within the U.S. small-cap universe, we think it is important to note that value stocks outperformed shares of growth companies for the first time in five months in April. While we feel that it is probably too soon to call a turn in performance of the investment styles, we believe that higher interest rates, which are a result of robust demand, bode well for the outperformance of small-cap value stocks relative to their large-cap counterparts.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

[4,6]	Source: Earnings Insight, FactSet, May 18, 2018.

[5]	The price/earnings ratio is calculated by dividing the current market price of a stock by the earnings per share.

24	Semi-Annual Report 2018

Aberdeen Focused U.S. Equity Fund (Unaudited) (concluded)

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Because the Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund will be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2018 Semi-Annual Report	25

Aberdeen Focused U.S. Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2018)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	5.79%	11.28%	4.10%	2.52%
	w/SC2	-0.29%	4.93%	2.87%	1.91%
Class C	w/o SC	5.47%	10.44%	3.40%	1.81%
	w/SC3	4.96%	9.91%	3.40%	1.81%
Class R4	w/o SC	5.60%	10.80%	3.70%	2.16%
Institutional Service Class[4,5]	w/o SC	5.90%	11.51%	4.25%	2.51%
Institutional Class[4]	w/o SC	6.03%	11.77%	4.45%	2.84%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

+	Not Annualized
1	The Fund changed its investment strategies effective November 15, 2017. Performance information for periods prior to November 15, 2017 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Equity Long-Short Fund to Aberdeen Focused U.S. Equity Fund. Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies prior to the Fund’s adoption of its current investment strategies on November 15, 2017. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (November 1, 2009) are based on the previous performance of the Class C. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of differences in expenses of the two classes.

26	Semi-Annual Report 2018

Aberdeen Focused U.S. Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2018)

Comparative performance of $10,000 invested in Class C shares of the Aberdeen Focused U.S. Equity Fund, the S&P 500® Index, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Common Stocks	99.2%
Short-Term Investment	0.9%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Top Sectors
Information Technology	25.0%
Financials	19.3%
Consumer Discretionary	15.1%
Industrials	11.3%
Health Care	10.8%
Consumer Staples	10.1%
Energy	4.4%
Materials	3.2%
Other	0.8%
100.0%
Top Holdings*
Visa, Inc., Class A	5.5%
Amazon.com, Inc.	5.0%
Microsoft Corp.	4.8%
EOG Resources, Inc.	4.4%
Charles Schwab Corp. (The)	4.4%
Intercontinental Exchange, Inc.	4.3%
Baxter International, Inc.	4.3%
M&T Bank Corp.	4.2%
Alphabet, Inc., Class A	4.2%
Verisk Analytics, Inc., Class A	4.1%
Other	54.8%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	92.8%
Canada	7.3%
Other	(0.1)%
100.0%

2018 Semi-Annual Report	27

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen Focused U.S. Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.2%)
Consumer Discretionary (15.1%)
Amazon.com, Inc. (a)	625	$978,831
Comcast Corp., Class A	21,667	680,127
Starbucks Corp.	10,540	606,788
TJX Cos., Inc. (The)	8,471	718,765
		2,984,511
Consumer Staples (10.1%)
Costco Wholesale Corp.	3,845	758,080
Molson Coors Brewing Co., Class B	7,706	548,976
Philip Morris International, Inc.	8,267	677,894
		1,984,950
Energy (4.4%)
EOG Resources, Inc.	7,402	874,694
Financials (19.3%)
Canadian Western Bank	23,433	621,802
Charles Schwab Corp. (The)	15,475	861,648
Intercontinental Exchange, Inc.	11,722	849,376
M&T Bank Corp.	4,565	832,062
Regions Financial Corp.	34,050	636,735
		3,801,623
Health Care (10.8%)
Aetna, Inc.	3,385	606,084
Baxter International, Inc.	12,122	842,479
Johnson & Johnson	5,435	687,473
		2,136,036
Industrials (11.3%)
Canadian National Railway Co.	10,390	802,939
Snap-on, Inc. (b)	4,239	615,715
Verisk Analytics, Inc., Class A (a)(b)	7,700	819,665
		2,238,319
Information Technology (25.0%)
Alphabet, Inc., Class A (a)	810	825,050
Cognizant Technology Solutions Corp., Class A	7,919	647,933
Microsoft Corp.	10,205	954,372
Oracle Corp.	17,235	787,122
Texas Instruments, Inc.	6,299	638,907
Visa, Inc. (b), Class A	8,564	1,086,600
		4,939,984
Materials (3.2%)
Praxair, Inc.	4,088	623,502
Total Common Stocks		19,583,619
SHORT-TERM INVESTMENT (0.9%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (c)	$181,026	181,026
Total Short-Term Investment		181,026
Total Investments (Cost $16,752,810) (d)—100.1%		19,764,645

Liabilities in Excess of Other Assets—(0.1)%		(15,045)
Net Assets—100.0%		$19,749,600

(a)	Non-income producing security.
(b)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,390,354. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(k) for additional information.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

28	Semi-Annual Report 2018

Aberdeen Global Equity Fund (Unaudited)

The Aberdeen Global Equity Fund (Institutional Class shares net of fees) returned 2.02% for the six-month period ended April 30, 2018, versus the 3.68% return of its benchmark, the MSCI World Index, and the 3.83% return of its secondary benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, during the same period. For broader comparison, the average return of the Fund’s peer category of Global Large-Cap Core Funds (comprising 35 funds), as measured by Lipper, Inc., was 2.64% for the period.

Global equities rose during the six-month period ended April 30, 2018, buoyed by investors’ optimism over corporate earnings driven by an ongoing global economic growth recovery. Jay Powell’s appointment as U.S. Federal Reserve Chair in February 2018 suggested continuity in the gradual normalization of monetary policy. China was boosted by mostly resilient growth, heralded in the widely watched National Party Congress1 in October 2017, and a sharp rise in internet stocks. President Xi Jinping consolidated his power, as the government abolished the two-term presidency limit, allowing him to remain at China’s helm indefinitely. Oil prices climbed, with Brent crude inching towards US$75 a barrel by the end of the reporting period. Global market volatility staged a comeback in the second half of the reporting period on fears that rising inflation could prompt more aggressive interest-rate hikes. U.S. President Donald Trump’s protectionist policies also caused unease, particularly after his administration began threatening import tariffs. This action sparked escalating trade tensions with China, but began to dissipate by the end of the reporting period. A historic peace treaty between North and South Korea, which officially ended the Korean War, also lifted investor sentiment.

Among the Fund’s individual holdings, Check Point Software was a significant detractor from the relative performance versus the benchmark MSCI AC World Index for the reporting period. The Israeli IT company posted strong results over the reporting period, but its share price fell because of “growing pains” due to its enlarged sales force, which could dampen growth. The absence of a position in Amazon.com Inc. weighed on relative Fund performance, as the internet retailing giant was buoyed by news of its healthcare partnership with Berkshire Hathaway and J.P. Morgan (neither of which the Fund holds), focusing on employee benefits. The position in Japan Tobacco Inc. also weighed on Fund performance. The company’s shares declined as competing novel nicotine products continued to take market share from its domestic cigarette sales.

Conversely, the holding in diagnostic instruments manufacturer Sysmex Corp. bolstered the Fund’s relative performance, as investors took a positive view of its clinical testing devices. The Fund’s positions in oil and gas exploration and production company EOG Resources Inc. and Italian steel pipe manufacturer Tenaris enhanced the relative performance as their shares rose in tandem with oil prices over the reporting period. Hospitality company Whitbread’s stock price climbed on news that it would spin off its Costa Coffee chain from the remainder of its business.

During the reporting period, we initiated a holding in Singapore-based Oversea-Chinese Banking Corporation (OCBC), as we believe that it is well run and has prudent management. In our view, the lender is well-capitalized, has an attractive dividend yield, and provides good growth opportunities, both in the region as well as in wealth management. We also established a new position in Yum China, a leading restaurant-chain operator, as we like its mix of brands and we believe that it may potentially benefit from attractive business prospects in China. We trimmed the Fund’s position in enterprise software company Oracle Corp. to fund the initiation of a holding in Alphabet Inc., the parent company of Google. The world leader in digital advertising platforms has a wide competitive moat as well as a cash-rich balance sheet, and is gaining scale in its cloud offering. We also reduced the holdings in Shin-Etsu Chemical Co. and Taiwan Semiconductor Manufacturing Co. in an effort to diversify2 the Fund’s exposure to the semiconductor industry by reinvesting the proceeds into a new position in Infineon Technologies. We believe that Infineon Technologies is a high-quality business with a net-cash balance sheet that is well-established in automotive end-markets, and also serves the industrial automation market.

We exited the Fund’s position in U.S. retail drugstore and pharmacy benefit manager CVS Health Corp. due to our concerns about the increased uncertainty and complexity arising from its pending acquisition of healthcare services provider Aetna Inc., and because of its challenging operational environment. We also exited the holding in Hong Kong rail and property firm MTR Corporation. In our view, the stock’s valuation has captured many of the positives within the business, but not some of the risks associated with expanding the rail franchise beyond its core geographical areas.

Volatility persists in global stock markets. Nonetheless, we think that investors’ fears of an impending market crash may be overblown, considering macroeconomic indicators continue to point to improved growth and corporate earnings have largely been on the uptick. However, we believe that it remains important to monitor risks. Global central bankers could defy market expectations, and Trump’s protectionist stance and trade sparring with China could be further amplified. We also believe that the European economy could slide back into stagnation as populism gains traction, and China’s rush to revert to old ways of governing may stunt its economic evolution. Despite these uncertainties, we retain conviction in our fundamentals-focused investment process, seeking companies with robust balance sheets and good cash flow that we believe can stay resilient in the long term.

[1]	The Chinese Communist Party sets its national policy goals and elects its leadership positions at the National Party Congress, which is held every five years.

[2]	Diversification does not ensure a profit or protect against a loss in a declining market.

2018 Semi-Annual Report	29

Aberdeen Global Equity Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

30	Semi-Annual Report 2018

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2018)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	1.89%	10.72%	3.44%	2.67%
	w/SC2	-3.94%	4.38%	2.22%	2.07%
Class C	w/o SC	1.52%	9.97%	2.77%	1.99%
	w/SC3	0.58%	8.97%	2.77%	1.99%
Class R4	w/o SC	1.67%	10.22%	3.10%	2.40%
Institutional Service Class[4,5]	w/o SC	1.98%	10.94%	3.78%	2.90%
Institutional Class[4]	w/o SC	2.02%	10.85%	3.77%	2.96%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

+	Not Annualized
1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Aberdeen Asset Managers Limited (formerly, Aberdeen Asset Management Investment Services Limited) began sub-advising the fund on January 1, 2009. Performance prior to this date reflects the performance of an unaffiliated sub-adviser. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please see footnotes for the relevant classes and consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (December 19, 2011) are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.

2018 Semi-Annual Report	31

Aberdeen Global Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, Morgan Stanley Capital International (MSCI) World Index, MSCI All Country World Index (ACWI) and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,644 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,489 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Common Stocks	91.3%
Preferred Stocks	7.8%
Short-Term Investment	0.6%
Other Assets in Excess of Liabilities	0.3%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Top Sectors
Information Technology	21.6%
Consumer Staples	16.2%
Financials	15.9%
Health Care	11.3%
Industrials	7.6%
Energy	7.3%
Materials	6.7%
Consumer Discretionary	6.4%
Telecommunication Services	3.6%
Real Estate	2.5%
Other	0.9%
100.0%

32	Semi-Annual Report 2018

Aberdeen Global Equity Fund (Unaudited) (concluded)

Top Holdings*
Visa, Inc., Class A	3.5%
M&T Bank Corp.	3.3%
Novartis AG	2.9%
Samsung Electronics Co. Ltd., GDR, Preferred Shares	2.8%
Oracle Corp.	2.7%
EOG Resources, Inc.	2.6%
Vodafone Group PLC	2.6%
Henkel AG & Co. KGaA, Preferred Shares, 1.33%	2.6%
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	2.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.3%
Other	72.3%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	30.6%
United Kingdom	15.6%
Japan	10.9%
Switzerland	6.8%
Germany	5.6%
Hong Kong	4.8%
India	3.3%
Republic of South Korea	2.8%
Brazil	2.4%
China	2.4%
Other	14.8%
100.0%

2018 Semi-Annual Report	33

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (91.3%)
CANADA (1.4%)
Materials (1.4%)
Nutrien Ltd.	12,540	$570,866
CHINA (2.4%)
Consumer Discretionary (1.7%)
Yum China Holdings, Inc.	15,400	658,504
Information Technology (0.7%)
Tencent Holdings Ltd. (a)	5,600	275,312
		933,816
GERMANY (3.0%)
Health Care (2.0%)
Fresenius Medical Care AG & Co. KGaA (a)	7,700	781,325
Information Technology (1.0%)
Infineon Technologies AG (a)	15,200	389,206
		1,170,531
HONG KONG (4.8%)
Financials (2.2%)
AIA Group Ltd. (a)	98,100	876,739
Industrials (1.5%)
Jardine Matheson Holdings Ltd. (a)	10,100	611,592
Real Estate (1.1%)
Swire Pacific Ltd., Class A (a)	42,800	422,920
		1,911,251
INDIA (3.3%)
Consumer Staples (1.5%)
ITC Ltd. (a)	140,650	593,308
Financials (1.8%)
Housing Development Finance Corp. Ltd. (a)	25,300	711,410
		1,304,718
ISRAEL (2.0%)
Information Technology (2.0%)
Check Point Software Technologies Ltd. (b)	8,000	772,080
ITALY (1.2%)
Energy (1.2%)
Tenaris SA, ADR	12,500	467,250
JAPAN (10.9%)
Consumer Staples (2.0%)
Japan Tobacco, Inc. (a)	29,900	803,748
Health Care (2.0%)
Sysmex Corp. (a)	9,100	803,869
Industrials (1.3%)
FANUC Corp. (a)	2,410	516,247
Information Technology (2.2%)
Keyence Corp. (a)	1,400	853,691
Materials (2.0%)
Shin-Etsu Chemical Co. Ltd. (a)	7,700	772,693
Real Estate (1.4%)
Daito Trust Construction Co. Ltd. (a)	3,300	550,654
		4,300,902
MEXICO (2.0%)
Consumer Staples (2.0%)
Fomento Economico Mexicano SAB de CV, ADR	8,000	773,280
SINGAPORE (1.2%)
Financials (1.2%)
Oversea-Chinese Banking Corp. Ltd. (a)	44,000	454,458
SOUTH AFRICA (1.0%)
Telecommunication Services (1.0%)
MTN Group Ltd.	39,200	393,855
SWEDEN (1.4%)
Industrials (1.4%)
Atlas Copco AB, A Shares (a)	14,200	555,310
SWITZERLAND (6.8%)
Consumer Staples (1.9%)
Nestle SA (a)	10,000	774,701
Health Care (4.9%)
Novartis AG (a)	14,800	1,139,219
Roche Holding AG (a)	3,500	777,656
		1,916,875
		2,691,576
TAIWAN (2.3%)
Information Technology (2.3%)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	23,800	915,110
THAILAND (2.0%)
Financials (2.0%)
Kasikornbank PCL (a)	124,500	790,455
UNITED KINGDOM (15.6%)
Consumer Discretionary (2.0%)
Whitbread PLC (a)	13,451	791,418
Consumer Staples (3.6%)
British American Tobacco PLC (a)	14,100	773,350
Diageo PLC (a)	18,300	652,846
		1,426,196

See accompanying Notes to Financial Statements.

34	Semi-Annual Report 2018

Statement of Investments (concluded)

April 30, 2018 (Unaudited)

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
Energy (1.5%)
Royal Dutch Shell PLC, B Shares (a)	16,700	$596,171
Financials (1.5%)
Standard Chartered PLC (a)	57,030	599,045
Industrials (3.3%)
Experian PLC (a)	28,900	662,162
Rolls-Royce Holdings PLC (a)(b)	53,427	617,036
Rolls-Royce Holdings PLC, C Shares (b)	3,793,317	5,222
		1,284,420
Materials (1.1%)
BHP Billiton PLC (a)	20,000	426,448
Telecommunication Services (2.6%)
Vodafone Group PLC (a)	350,200	1,021,957
		6,145,655
UNITED STATES (30.0%)
Consumer Discretionary (2.7%)
Comcast Corp., Class A	15,500	486,545
TJX Cos., Inc. (The)	6,800	576,980
		1,063,525
Consumer Staples (2.6%)
PepsiCo, Inc.	7,350	741,909
Philip Morris International, Inc.	3,700	303,400
		1,045,309
Energy (4.6%)
EOG Resources, Inc.	8,800	1,039,896
Schlumberger Ltd.	11,400	781,584
		1,821,480
Financials (4.9%)
Intercontinental Exchange, Inc.	8,900	644,894
M&T Bank Corp.	7,100	1,294,117
		1,939,011
Health Care (2.4%)
Johnson & Johnson	4,500	569,205
Perrigo Co. PLC	4,704	367,570
		936,775
Information Technology (10.6%)
Alphabet, Inc., Class A (b)	370	376,875
Amdocs Ltd.	9,500	638,875
Cognizant Technology Solutions Corp., Class A	8,500	695,470
Oracle Corp.	23,700	1,082,379
Visa, Inc. (c), Class A	10,800	1,370,304
		4,163,903
Materials (2.2%)
Praxair, Inc.	5,600	854,112
		11,824,115
Total Common Stocks		35,975,228
PREFERRED STOCKS (7.8%)
BRAZIL (2.4%)
Financials (2.4%)
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	97,340	953,932
GERMANY (2.6%)
Consumer Staples (2.6%)
Henkel AG & Co. KGaA, Preferred Shares, 1.33% (a)	8,000	1,016,678
REPUBLIC OF SOUTH KOREA (2.8%)
Information Technology (2.8%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares	1,100	1,085,700
Total Preferred Stocks		3,056,310
SHORT-TERM INVESTMENT (0.6%)
UNITED STATES (0.6%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (d)	222,457	222,457
Total Short-Term Investment		222,457
Total Investments (Cost $32,417,472) (e)—99.7%		39,253,995

Other Assets in Excess of Liabilities—0.3%		124,285
Net Assets—100.0%		$39,378,280

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements
(b)	Non-income producing security.
(c)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,292,863. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(k) for additional information.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	35

Aberdeen International Equity Fund (Unaudited)

The Aberdeen International Equity Fund (Institutional Class shares net of fees) returned 1.26% for the six-month period ended April 30, 2018, versus the 3.71% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Large-Cap Core Funds (comprising 56 funds), as measured by Lipper, Inc., was 2.64% for the period.

International equities rose during the six-month period ended April 30, 2018, buoyed by investors’ optimism over corporate earnings driven by an ongoing global economic growth recovery. Jay Powell’s appointment as U.S. Federal Reserve chair in February 2018 suggested continuity in the gradual normalization of monetary policy. China was boosted by mostly resilient growth, heralded in the widely watched National Party Congress1 in October 2017, and a sharp rise in internet stocks. President Xi Jinping consolidated his power, as the government abolished the two-term presidency limit, allowing him to remain at China’s helm indefinitely. Oil prices climbed, with Brent crude inching towards US$75 a barrel by the end of the reporting period. Global market volatility staged a comeback in the second half of the reporting period on fears that rising inflation could prompt more aggressive interest-rate hikes. U.S. President Donald Trump’s protectionist policies also caused unease, particularly after his administration began threatening import tariffs. This action sparked escalating trade tensions with China, but began to dissipate by the end of the reporting period. A historic peace treaty between North and South Korea, which officially ended the Korean War, also lifted investor sentiment.

Among the Fund’s individual holdings, Check Point Software Technologies was a significant detractor from the relative performance versus the benchmark MSCI AC World ex USA Index for the reporting period. The Israeli IT company posted strong results over the reporting period, but its share price fell because of ”growing pains” with its enlarged sales force, which could dampen growth. The Fund’s holding in mobile satellite communications company Inmarsat detracted from performance with its relatively mixed earnings reports and concerns about costs associated with its in-flight connectivity network rollout. Nonetheless, Inmarsat operates in an industry with numerous end-markets and high barriers to entry, and also pays an attractive dividend, which has grown consistently over the long term. The position in Japan Tobacco Inc. also weighed on Fund performance. The company’s shares declined as competing novel nicotine products continued to take market share from its domestic cigarette sales.

Conversely, the holding in hospitality company Whitbread was a notable contributor to Fund performance after its share price jumped on news that it would spin off its Costa Coffee chain from the remainder of its business. The position in diagnostic instruments manufacturer Sysmex Corp. also bolstered the Fund’s relative performance, as investors took a positive view of its clinical testing devices. Finally, the holding in AIA Group benefited the Fund’s relative performance as the multi-lines insurer posted generally positive results over the reporting period.

During the reporting period, we initiated a holding in Yum China, a leading restaurant-chain operator, as we like its mix of brands and believe that it may potentially benefit from attractive business prospects in China. We trimmed the Fund’s holdings in Shin-Etsu Chemical Co. and Taiwan Semiconductor Manufacturing Co. in an effort to diversify2 the Fund’s exposure to the semiconductor industry by reinvesting the sales proceeds into a new position in Infineon Technologies. We believe that Infineon Technologies is a high-quality business with a net-cash balance sheet that is well-established in automotive end-markets, and also serves the industrial automation market.

We exited the Fund’s positions in Hong Kong rail and property firm MTR Corporation. In our view, the stock’s valuation has captured many of the positives within the business, but not some of the risks associated with expanding the rail franchise beyond its core geographical areas. Additionally, we exited the Fund’s position in Canadian telecommunications company Telus Corp. to fund what we believed were better opportunities elsewhere.

Volatility persists in global stock markets. Nonetheless, we think that investors’ fears of an impending market crash may be overblown, considering macroeconomic indicators continue to point to improved growth and corporate earnings have largely been on the uptick. However, we believe that it remains important to monitor risks. Global central bankers could defy market expectations, and Trump’s protectionist stance and trade sparring with China could be further amplified. We also believe that the European economy could slide back into stagnation as populism gains traction, and China’s rush to revert to old ways of governing may stunt its economic evolution. Despite these uncertainties, we retain conviction in our fundamentals-focused investment process, seeking companies with robust balance sheets and good cash flow that we believe can stay resilient in the long term.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

[1]	The Chinese Communist Party sets its national policy goals and elects its leadership positions at the National Party Congress, which is held every five years.

[2]	Diversification does not ensure a profit or protect against a loss in a declining market.

36	Semi-Annual Report 2018

Aberdeen International Equity Fund (Unaudited) (concluded)

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2018 Semi-Annual Report	37

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2018)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	1.08%	10.00%	1.71%	0.82%
	w/SC2	-4.75%	3.70%	0.51%	0.22%
Class C	w/o SC	0.69%	9.13%	0.99%	0.12%
	w/SC3	-0.31%	8.13%	0.99%	0.12%
Class R4	w/o SC	0.94%	9.67%	1.41%	0.57%
Institutional Service Class[4]	w/o SC	1.27%	10.32%	1.95%	1.06%
Institutional Class[4]	w/o SC	1.26%	10.42%	2.04%	1.15%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

+	Not Annualized
1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Aberdeen Asset Managers Limited (formerly, Aberdeen Asset Management Investment Services Limited) began sub-advising the fund on January 1, 2009. Performance prior to this date reflects the performance of an unaffiliated sub-adviser. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

38	Semi-Annual Report 2018

Aberdeen International Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International All Country World (MSCI ACWI) ex-USA Index and the Consumer Price Index (CPI) over a 10-year period ending April 30, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 1,858 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Common Stocks	90.0%
Preferred Stocks	8.6%
Short-Term Investment	2.3%
Liabilities in Excess of Other Assets	(0.9)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Top Sectors
Consumer Staples	18.9%
Financials	16.4%
Health Care	12.4%
Information Technology	12.1%
Industrials	9.4%
Consumer Discretionary	8.1%
Telecommunication Services	6.3%
Materials	6.3%
Energy	4.4%
Real Estate	4.3%
Other	1.4%
100.0%

2018 Semi-Annual Report	39

Aberdeen International Equity Fund (Unaudited) (concluded)

Top Holdings*
Samsung Electronics Co. Ltd., GDR, Preferred Shares	3.3%
AIA Group Ltd.	3.1%
Henkel AG & Co. KGaA, Preferred Shares, 1.33%	2.9%
Fomento Economico Mexicano SAB de CV, ADR	2.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.8%
Japan Tobacco, Inc.	2.5%
Samsonite International SA	2.5%
Fresenius Medical Care AG & Co. KGaA	2.5%
Whitbread PLC	2.5%
Royal Dutch Shell PLC, B Shares	2.5%
Other	72.6%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United Kingdom	20.8%
Japan	14.9%
Germany	9.7%
Switzerland	6.8%
Hong Kong	5.6%
Republic of South Korea	5.6%
United States	4.8%
Brazil	3.1%
Singapore	3.0%
India	2.9%
Other	22.8%
100.0%

40	Semi-Annual Report 2018

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (90.0%)
AUSTRALIA (1.2%)
Health Care (1.2%)
CSL Ltd. (a)	49,800	$6,378,834
BRAZIL (0.7%)
Energy (0.7%)
Ultrapar Participacoes SA, ADR	217,000	3,758,440
CANADA (2.7%)
Industrials (1.1%)
Ritchie Bros Auctioneers, Inc.	185,400	6,058,946
Materials (1.6%)
Nutrien Ltd.	181,360	8,256,157
		14,315,103
CHINA (2.3%)
Consumer Discretionary (1.6%)
Yum China Holdings, Inc.	196,200	8,389,512
Information Technology (0.7%)
Tencent Holdings Ltd. (a)	73,600	3,618,388
		12,007,900
FRANCE (1.6%)
Consumer Staples (1.6%)
L’Oreal SA (a)	36,200	8,716,585
GERMANY (6.8%)
Health Care (4.2%)
Bayer AG (a)	76,500	9,143,246
Fresenius Medical Care AG & Co. KGaA (a)	130,700	13,262,229
		22,405,475
Information Technology (1.0%)
Infineon Technologies AG (a)	196,600	5,034,080
Materials (1.6%)
Linde AG (a)(b)	38,200	8,462,647
		35,902,202
HONG KONG (5.6%)
Financials (3.1%)
AIA Group Ltd. (a)	1,840,300	16,447,125
Industrials (1.7%)
Jardine Matheson Holdings Ltd. (a)	151,500	9,173,885
Real Estate (0.8%)
Swire Pacific Ltd., Class A (a)	431,500	4,263,785
		29,884,795
INDIA (2.9%)
Consumer Staples (1.3%)
ITC Ltd. (a)	1,611,100	6,796,153
Financials (1.6%)
Housing Development Finance Corp. Ltd. (a)	297,700	8,371,016
		15,167,169
ISRAEL (2.4%)
Information Technology (2.4%)
Check Point Software Technologies Ltd. (b)	131,000	12,642,810
ITALY (1.2%)
Energy (1.2%)
Tenaris SA, ADR	166,600	6,227,508
JAPAN (14.9%)
Consumer Discretionary (1.5%)
Shimano, Inc. (a)	58,400	7,765,369
Consumer Staples (2.5%)
Japan Tobacco, Inc. (a)	500,100	13,443,287
Financials (1.6%)
Japan Exchange Group, Inc. (a)	465,700	8,624,331
Health Care (2.2%)
Sysmex Corp. (a)	130,400	11,519,179
Industrials (1.2%)
FANUC Corp. (a)	31,000	6,640,524
Information Technology (2.0%)
Keyence Corp. (a)	17,000	10,366,247
Materials (1.9%)
Shin-Etsu Chemical Co. Ltd. (a)	99,800	10,014,895
Real Estate (2.0%)
Daito Trust Construction Co. Ltd. (a)	64,000	10,679,355
		79,053,187
MEXICO (2.8%)
Consumer Staples (2.8%)
Fomento Economico Mexicano SAB de CV, ADR	153,900	14,875,974
PHILIPPINES (1.5%)
Real Estate (1.5%)
Ayala Land, Inc. (a)	10,350,900	8,133,646
REPUBLIC OF SOUTH KOREA (2.3%)
Consumer Staples (2.3%)
Amorepacific Group (a)	90,700	12,086,462
SINGAPORE (3.0%)
Financials (2.0%)
Oversea-Chinese Banking Corp. Ltd. (a)	1,021,000	10,545,481
Telecommunication Services (1.0%)
Singapore Telecommunications Ltd. (a)	1,960,700	5,186,235
		15,731,716
SOUTH AFRICA (1.4%)
Telecommunication Services (1.4%)
MTN Group Ltd.	752,800	7,563,632
SWEDEN (1.8%)
Industrials (1.8%)
Atlas Copco AB, A Shares (a)	248,700	9,725,743

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	41

Statement of Investments (concluded)

April 30, 2018 (Unaudited)

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
SWITZERLAND (6.8%)
Consumer Staples (2.0%)
Nestle SA (a)	137,700	$10,667,630
Health Care (4.8%)
Novartis AG (a)	169,700	13,062,537
Roche Holding AG (a)	56,100	12,464,711
		25,527,248
		36,194,878
TAIWAN (2.8%)
Information Technology (2.8%)
Taiwan Semiconductor Manufacturing Co. Ltd.	1,906,000	14,623,629
THAILAND (2.0%)
Financials (2.0%)
Kasikornbank PCL (a)	1,673,400	10,624,483
UNITED KINGDOM (20.8%)
Consumer Discretionary (2.5%)
Whitbread PLC (a)	223,642	13,158,454
Consumer Staples (3.5%)
British American Tobacco PLC (a)	186,000	10,201,631
Diageo PLC (a)	231,800	8,269,383
		18,471,014
Energy (2.5%)
Royal Dutch Shell PLC, B Shares (a)	367,500	13,119,320
Financials (3.7%)
Prudential PLC (a)	450,100	11,573,882
Standard Chartered PLC (a)	770,157	8,089,749
		19,663,631
Industrials (3.5%)
Experian PLC (a)	471,000	10,791,632
Rolls-Royce Holdings PLC (a)(b)	673,100	7,773,731
Rolls-Royce Holdings PLC, C Shares (b)	47,790,100	65,792
		18,631,155
Materials (1.2%)
BHP Billiton PLC (a)	307,500	6,556,640
Telecommunication Services (3.9%)
Inmarsat PLC (a)	1,478,300	7,637,290
Vodafone Group PLC (a)	4,462,400	13,022,222
		20,659,512
		110,259,726
UNITED STATES (2.5%)
Consumer Discretionary (2.5%)
Samsonite International SA (a)	2,934,000	13,271,547
Total Common Stocks		477,145,969
PREFERRED STOCKS (8.6%)
BRAZIL (2.4%)
Financials (2.4%)
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	1,261,583	12,363,513
GERMANY (2.9%)
Consumer Staples (2.9%)
Henkel AG & Co. KGaA, Preferred Shares, 1.33% (a)	121,400	15,428,087
REPUBLIC OF SOUTH KOREA (3.3%)
Information Technology (3.3%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (c)	17,800	17,568,600
Total Preferred Stocks		45,360,200
SHORT-TERM INVESTMENT (2.3%)
UNITED STATES (2.3%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (d)	12,189,580	12,189,580
Total Short-Term Investment		12,189,580
Total Investments (Cost $473,406,569) (e)—100.9%		534,695,749

Liabilities in Excess of Other Assets—(0.9)%		(4,807,843)
Net Assets—100.0%		$529,887,906

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(e)	See accompanying Notes to Statements of Investments for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

42	Semi-Annual Report 2018

Aberdeen International Small Cap Fund (Unaudited)

The Aberdeen International Small Cap Fund (Institutional Class shares net of fees) returned 5.46% for the six-month period ended April 30, 2018, versus the 5.62% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Small Cap Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Small/Mid-Cap Growth Funds (comprising 84 funds), as measured by Lipper, Inc., was 4.80% for the period.

Global small-cap equities rose during the six-month period ended April 30, 2018, outperforming their large-cap counterparts, as measured by the broad-market MSCI AC World ex USA Small Cap Index. Stocks were buoyed by investors’ optimism over corporate earnings driven by an ongoing global economic growth recovery. Jay Powell’s appointment as U.S. Federal Reserve Chair in February 2018 suggested continuity in the gradual normalization of monetary policy. China was boosted by mostly resilient growth, heralded in the widely watched National Party Congress* in October 2017, and a sharp rise in internet stocks. President Xi Jinping consolidated his power, as the government abolished the two-term presidency limit, allowing him to remain at the helm indefinitely. Oil prices climbed, with Brent crude inching towards US$75 a barrel by the end of the reporting period. Global market volatility staged a comeback in the second half of the reporting period on fears that rising inflation could prompt more aggressive interest-rate hikes. U.S. President Donald Trump’s protectionist policies also caused unease, particularly after his administration began threatening import tariffs. This action sparked escalating trade tensions with China, but began to dissipate by the end of the reporting period. A historic peace treaty between North and South Korea, which officially ended the Korean War, also lifted investor sentiment.

Among the Fund’s individual holdings, British funeral services company Dignity was a significant detractor from the relative performance versus the benchmark over the reporting period after management issued a profit warning and a new pricing strategy in January 2018 in an attempt to stem market-share declines precipitated by fierce competition in its core market. We subsequently exited the Fund’s position in the company. The position in Ultra Electronics Holdings also had a negative impact on the Fund’s relative performance. Shares of the aerospace and defense company lost ground due to weaker-than-expected organic growth during the period, as well as investors’ worries over contract wins and execution. The position in Swiss security services company dormakaba Holding weighed on Fund performance as it was hampered by lower-than-expected profits for the first-half of its 2018 fiscal year due to challenging business conditions in the U.S., including hurricanes, and higher costs.

Conversely, the Fund’s holding in Clicks Group was a notable contributor to the relative performance for the reporting period. The South African pharmacy chain benefited from strong earnings growth over the period, driven by its retail business. The position in UK-based Dechra Pharmaceuticals enhanced the Fund’s relative performance as the maker of veterinary pharmaceuticals reported that its profit margin expanded in the second quarter of its 2018 fiscal year due to operational leverage, supply-chain efficiencies and cost discipline. Finally, the Fund’s holding in industrial design and management software company Aveva Group contributed to the relative performance as its shares rose on investors’ optimism regarding its then-pending merger with Schneider Electric’s software business, which was subsequently completed in March 2018.

During the reporting period, in addition to Dignity as previously noted, we exited the Fund’s positions in agricultural products maker KWS Saat, as we believed that it had reached its full valuation, as well as two UK-based companies, asset manager Rathbone Brothers and engineered products and services company The Weir Group, to fund what we believed were better opportunities elsewhere.

We initiated a holding in Tecan Group, a Swiss medical equipment manufacturer and provider of solutions for pharmaceutical and biotechnology companies and diagnostic laboratories. In our opinion, the company has a favorable market position and good growth potential. We also initiated a position in UK-based telecommunications company Inmarsat, as we believe that it maintains a solid global position with growth opportunities in aviation, which should help drive long-term earnings and cash-generation.

Volatility persists in global stock markets. Nonetheless, we think that investors’ fears of an impending market crash may be overblown, considering that macroeconomic indicators continue to point to improved growth and corporate earnings have largely been on the uptick. However, we believe that it remains important to monitor risks. Global central bankers could defy market expectations, and Trump’s protectionist stance and trade sparring with China could be further amplified. We also believe that the European economy could slide back into stagnation as populism gains traction, and China’s rush to revert to old ways of governing may stunt its economic evolution. Despite these uncertainties, we retain conviction in our fundamentals-focused investment process, seeking companies with robust balance sheets and good cash flow that we believe can stay resilient in the long term.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

*	The Chinese Communist Party sets its national policy goals and elects its leadership positions at the National Party Congress, which is held every five years.

2018 Semi-Annual Report	43

Aberdeen International Small Cap Fund (Unaudited) (concluded)

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Smaller company stocks are usually less stable in price and less liquid than those of larger, more established companies, and therefore carry greater risk to investors.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

44	Semi-Annual Report 2018

Aberdeen International Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2018)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A2	w/o SC	5.25%	18.36%	6.95%	7.00%
	w/SC3	-0.79%	11.55%	5.69%	6.37%
Class C	w/o SC	4.93%	17.60%	6.23%	6.26%
	w/SC4	3.93%	16.60%	6.23%	6.26%
Class R5,6	w/o SC	5.09%	17.95%	6.63%	6.71%
Institutional Service Class[5,7]	w/o SC	5.36%	18.55%	7.07%	7.13%
Institutional Class[5,8]	w/o SC	5.46%	18.76%	7.29%	7.27%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

+	Not Annualized
1	The Fund changed its investment strategy effective February 29, 2016. Performance information for periods prior to February 29, 2016 does not reflect the current investment strategy. Returns prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Prior to the change of investment strategy of the Fund effective February 29, 2016, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A returns prior to July 20, 2009, are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A shares would have produced because both classes invest in the same portfolio of securities. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns for Class R shares prior to July 20, 2009 are based on the previous performance of Adviser Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.
7	Returns before the first offering of Institutional Service Class shares (September 16, 2009) are based on the previous performance of the Fund’s Class A shares. This performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.
8	Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Institutional Class shares, but have not been adjusted to reflect its lower expenses.

2018 Semi-Annual Report	45

Aberdeen International Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Small Cap Fund, Morgan Stanley Capital Index (MSCI) All Country World (ACWI) ex-USA Small Cap Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 4,310 constituents, the index covers approximately 14% of the global equity opportunity set outside the US. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Common Stocks	99.1%
Short-Term Investment	0.9%
Liabilities in Excess of Other Assets	–%
100.0%

Amounts listed as “–” are 0% or round to 0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Top Sectors
Industrials	19.8%
Consumer Staples	18.4%
Consumer Discretionary	18.0%
Health Care	16.6%
Materials	12.7%
Information Technology	5.6%
Real Estate	5.5%
Financials	1.5%
Telecommunication Services	1.0%
Other	0.9%
100.0%

46	Semi-Annual Report 2018

Aberdeen International Small Cap Fund (Unaudited) (concluded)

Top Holdings*
Embotelladora Andina SA	3.0%
ARB Corp. Ltd.	2.9%
Kerry Logistics Network Ltd.	2.7%
FUCHS PETROLUB SE	2.7%
Samsonite International SA	2.7%
Raffles Medical Group Ltd.	2.7%
AVEVA Group PLC	2.6%
Odontoprev SA	2.6%
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund	2.6%
Rotork PLC	2.5%
Other	73.0%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United Kingdom	19.6%
Japan	8.9%
Switzerland	7.6%
Brazil	7.6%
Chile	6.8%
India	5.8%
Germany	5.2%
Indonesia	3.7%
United States	3.6%
Israel	3.5%
Other	27.7%
100.0%

2018 Semi-Annual Report	47

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen International Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.1%)
AUSTRALIA (2.9%)
Consumer Discretionary (2.9%)
ARB Corp. Ltd. (a)	153,200	$2,389,579
BRAZIL (7.6%)
Consumer Discretionary (1.7%)
Arezzo Industria e Comercio SA	92,500	1,398,906
Health Care (2.6%)
Odontoprev SA	489,500	2,100,133
Industrials (1.9%)
Wilson Sons Ltd., BDR	136,686	1,541,190
Real Estate (1.4%)
Iguatemi Empresa de Shopping Centers SA	112,600	1,147,471
		6,187,700
CANADA (3.3%)
Financials (1.5%)
Canadian Western Bank	47,600	1,263,080
Industrials (1.8%)
Ritchie Bros Auctioneers, Inc.	43,700	1,428,134
		2,691,214
CHILE (6.8%)
Consumer Staples (5.3%)
Embotelladora Andina SA	550,200	2,421,971
Vina Concha y Toro SA (a)	827,200	1,887,450
		4,309,421
Real Estate (1.5%)
Parque Arauco SA	389,700	1,216,065
		5,525,486
GERMANY (5.2%)
Consumer Discretionary (1.4%)
Fielmann AG (a)	13,700	1,125,029
Materials (3.8%)
FUCHS PETROLUB SE (a)	42,800	2,199,086
Symrise AG (a)	11,200	905,316
		3,104,402
		4,229,431
HONG KONG (2.7%)
Industrials (2.7%)
Kerry Logistics Network Ltd. (a)	1,451,700	2,216,793
INDIA (5.8%)
Consumer Staples (1.8%)
Jyothy Laboratories Ltd. (a)	266,400	1,441,054
Health Care (2.1%)
Sanofi India Ltd. (a)	23,800	1,723,991
Materials (1.9%)
Castrol (India) Ltd. (a)	521,600	1,518,619
		4,683,664
INDONESIA (3.7%)
Consumer Discretionary (2.3%)
Ace Hardware Indonesia Tbk PT	20,467,600	1,912,516
Materials (1.4%)
Indocement Tunggal Prakarsa Tbk PT (a)	901,700	1,141,111
		3,053,627
ISRAEL (3.5%)
Information Technology (1.5%)
NICE Ltd. (a)(b)	13,300	1,260,013
Materials (2.0%)
Frutarom Industries Ltd. (a)	16,900	1,615,513
		2,875,526
ITALY (1.6%)
Consumer Discretionary (1.6%)
Brunello Cucinelli SpA	38,200	1,273,196
JAPAN (8.9%)
Consumer Discretionary (2.0%)
Resorttrust, Inc. (a)	79,000	1,635,833
Consumer Staples (1.5%)
Calbee, Inc. (a)	36,800	1,239,240
Health Care (3.5%)
Asahi Intecc Co. Ltd. (a)	48,000	1,674,310
Sysmex Corp. (a)	13,800	1,219,054
		2,893,364
Industrials (1.9%)
Nabtesco Corp. (a)	42,000	1,514,549
		7,282,986
MALAYSIA (1.5%)
Consumer Staples (1.5%)
Carlsberg Brewery Malaysia Bhd (a)	236,200	1,190,350
MEXICO (2.5%)
Industrials (2.5%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	115,000	2,063,071
NEW ZEALAND (1.9%)
Industrials (1.9%)
Auckland International Airport Ltd. (a)	352,800	1,578,668
SINGAPORE (2.7%)
Health Care (2.7%)
Raffles Medical Group Ltd. (a)	2,508,544	2,168,574

See accompanying Notes to Financial Statements.

48	Semi-Annual Report 2018

Statement of Investments (concluded)

April 30, 2018 (Unaudited)

Aberdeen International Small Cap Fund

	Shares or Principal Amount	Value
SOUTH AFRICA (2.5%)
Consumer Staples (2.5%)
Clicks Group Ltd.	117,900	$2,021,089
SPAIN (2.1%)
Consumer Staples (2.1%)
Viscofan SA (a)	26,000	1,723,039
SWITZERLAND (7.6%)
Consumer Staples (2.3%)
Barry Callebaut AG (a)	1,040	1,867,090
Health Care (1.6%)
Tecan Group AG (a)	5,800	1,275,279
Industrials (2.2%)
dormakaba Holding AG, Class B (a)(b)	2,300	1,779,076
Information Technology (1.5%)
Temenos Group AG (a)(b)	10,100	1,270,862
		6,192,307
THAILAND (2.6%)
Real Estate (2.6%)
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund (c)	3,605,400	2,090,584
TURKEY (1.4%)
Consumer Staples (1.4%)
BIM Birlesik Magazalar A.S. (a)	67,300	1,143,471
UNITED KINGDOM (19.6%)
Consumer Discretionary (3.4%)
Fuller Smith & Turner PLC, Class A (a)	95,500	1,246,539
Millennium & Copthorne Hotels PLC (b)	196,600	1,542,757
		2,789,296
Health Care (4.1%)
Dechra Pharmaceuticals PLC (a)	53,600	2,013,239
Genus PLC (a)	38,200	1,321,102
		3,334,341
Industrials (4.9%)
Rotork PLC (a)	458,400	2,067,301
Ultra Electronics Holdings PLC	100,000	1,938,393
		4,005,694
Information Technology (2.6%)
AVEVA Group PLC (a)	72,700	2,146,240
Materials (3.6%)
Croda International PLC (a)	25,500	1,559,901
Victrex PLC (a)	37,400	1,346,608
		2,906,509
Telecommunication Services (1.0%)
Inmarsat PLC (a)	149,200	770,807
		15,952,887
UNITED STATES (2.7%)
Consumer Discretionary (2.7%)
Samsonite International SA (a)	482,100	2,180,713
Total Common Stocks		80,713,955
SHORT-TERM INVESTMENT (0.9%)
UNITED STATES (0.9%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (d)	715,678	715,678
Total Short-Term Investment		715,678
Total Investments (Cost $62,618,036) (e)—100.0%		81,429,633

Liabilities in Excess of Other Assets—0.0%		(278)
Net Assets—100.0%		$81,429,355

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	As of April 30, 2018, security is a closed-end fund incorporated in Thailand.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
BDR	Brazilian Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	49

Aberdeen Japanese Equities Fund (Unaudited)

The Aberdeen Japanese Equities Fund (Institutional Class shares net of fees) returned 1.92% for the six-month period ended April 30, 2018, versus the 5.66% return of its benchmark, the Tokyo Stock Price Index (TOPIX), during the same period. For broader comparison, the average return of the Fund’s peer category of Japanese Funds (comprising 31 funds), as measured by Lipper, Inc., was 4.46% for the period.

Japanese equities garnered positive returns for the six-month period ended April 30, 2018 despite several bouts of volatility. Investors were heartened by the synchronized global economic upturn that lifted corporate earnings, but gains were capped by concerns over a heightened pace of interest-rate hikes in the U.S. Further weighing on the domestic export sector was a strengthening yen, fueled by demand for safe-haven assets amid rising geopolitical tensions in the Asia-Pacific region and elsewhere.

Japan’s leading economic indicators over the reporting period pointed to the longest streak of expansion since 1989, but inflation remained sluggish and wage growth was subdued. The Bank of Japan appointed Governor Haruhiko Kuroda for a second five-year term, marking the continuation of his accommodative policy. The central bank subsequently removed the time frame for inflation to reach 2%, signaling its recognition that monetary policy alone would not be sufficient to achieve the target. According to the Tankan Index of Sentiment at Large Manufacturers,1 business sentiment dipped for the first time in two years in March 2018, due to rising raw materials costs and an acute labor shortage.

In politics, cronyism scandals and sexual-harassment allegations continued to plague the administration of Prime Minister Shinzo Abe and threatened to derail his legislative agenda. Although he was exonerated, the popularity of Abe and his cabinet fell sharply.

The Fund’s underperformance relative to its benchmark, the TOPIX, for the reporting period was attributable largely to stock-specific reasons.

The holding in Suruga Bank Ltd. was a notable detractor from the Fund’s relative performance for the reporting period. The lender’s shares declined following revelations that it had extended mortgages based on fraudulent applications provided by real estate companies to make borrowers appear to be more creditworthy. We are reviewing the degree to which the lender was involved in this incident and are awaiting greater clarification from management, either in terms of related loan loss provisions or a revised earnings forecast; we believe that there is room for further improvement to the bank’s oversight and controls over its lending practices. Therefore, we have decided to actively reduce the Fund’s exposure to Suruga. The holding in Japan Tobacco also weighed on Fund performance, as its shares remained under pressure due to intensifying competition from rivals’ novel nicotine products. In response, the company launched its own vaporizer, PLOOMTECH, but the national rollout was hampered by delays in production. Nevertheless, Japan Tobacco retains the “lion’s share” in terms of overall domestic cigarette sales. The Fund’s position in specialized chemicals producer Shin-Etsu Chemical Co. Ltd. was a detractor as the stock price fell amid investors’ profit-taking after a period of outperformance. Nonetheless, we believe that the company has a solid and well-balanced portfolio, holds a technological edge over its rivals, and has a healthier balance sheet and a greater focus on profitability.

Conversely, the Fund’s position in Shiseido Co. contributed to relative performance as the cosmetics maker benefited from the rising wealth of China’s burgeoning middle class and its desire for premium products. The company posted healthy earnings for its 2017 fiscal year attributable to its focused marketing strategy, which emphasized prestige product lines. The holding in Pigeon Corp., a maker of baby and childcare products and maternity items, also bolstered the Fund’s relative performance. The company’s largest overseas business is in China, where its baby bottles generally are perceived to be of better quality than those of their local rivals. Another contributor to performance was diagnostic instruments manufacturer Sysmex Corp., which reported robust results over the reporting period as investors took a positive view of its clinical testing devices. With an ingrained research-and-development (R&D) culture, Sysmex Corp. has various projects in the pipeline, which we believe offer attractive long-term growth opportunities.

Regarding notable portfolio activity during the period, we exited the Fund’s positions in sporting-goods retailer ASICS Corp., as its operating environment became increasingly challenging, and in pharmaceutical firm Astellas Pharma due to the slowing growth of Xtandi, its key prostate cancer treatment drug, looming expiring patents for other core drugs, and a lack of promising treatments in the pipeline. We sold the Fund’s shares in property development and management company Mitsubishi Estate Co. Ltd. as we believed that there were better opportunities elsewhere. We also exited the position in construction company Sekisui House after revelations of a fraudulent land purchase and a subsequent boardroom coup. Both of these issues raised our concerns about the company’s internal controls and damaged our confidence in management.

In contrast, we initiated positions in Start Today Co. Ltd., Yamaha Corp., Misumi Group and Coca-Cola Bottlers Japan Holdings Inc.

Start Today Co. is a market leader in the fashion industry, with a sizable user base and a broad range of brands. We like the company’s asset-light business model that generates revenue from commissions based on sales that the brands make through its e-commerce platform. We are confident in Start Today Co.’s ability to continue growing both its user base and transaction volumes, as we believe that the rising penetration of e-commerce in the Japanese market could serve as a tailwind.

Yamaha Corp. has narrowed its business focus to only musical instruments, where it has a solid global market share, and audio

[1]	The Tankan Index of Sentiment at Large Manufacturers surveys approximately 1,100 Japanese companies with capital of more than 1 billion yen (roughly US$9 million).

50	Semi-Annual Report 2018

Aberdeen Japanese Equities Fund (Unaudited) (concluded)

equipment, given its competitive edge in sound-synthesis technology, after years of difficult restructuring. We anticipate that Yamaha Corp. should be in a good position to benefit from healthy market growth in developed and emerging markets, even as it continues to restructure its production facilities. Additionally, the company has been gradually unwinding its cross-shareholdings2 and returning the proceeds to shareholders.

Misumi Group is a producer and distributor of industrial components. The company offers shorter lead times for custom-made products as part of a logistics-driven manufacturing process, with finishing factories close to customers. This has allowed it to outpace rivals in a fragmented market and generate repeat orders and cross-selling opportunities for its standardized-components catalog business.

Coca-Cola Bottlers Japan Holdings Inc. was formed from the merger between the country’s two largest bottlers in 2017. The company has introduced international “best practices” to its operations. This included streamlining its logistics footprint to increase profitability, while also prioritizing shareholder returns.

Looking ahead, we believe that steady domestic economic growth and positive changes in corporate governance, together with the broadening global upswing, should continue to support earnings. In our view, there may be more effort by the Japanese government to address labor market inadequacies and corporate inefficiency, while investments in construction, infrastructure and transportation could accelerate to support tourism, boding well for the Fund’s consumer-related holdings. Meanwhile, technology names appear to be well-placed to benefit from rising trends of factory automation, artificial intelligence and electrification. While we remain cognizant of protectionism and geopolitical tensions, as well as other key short-term risks, including major central banks’ policy missteps and a strengthening U.S. dollar, we maintain our view that the global economy is firm and earnings for Japanese companies are in an expansionary phase. We believe that our disciplined investment approach, which comprises rigorous interaction and engagement with companies, will allow us to identify those businesses with solid long-term prospects and progressive management that will shield them against market volatility and safeguard the interests of all shareholders.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Japan region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

[2]	Cross-shareholding refers to a publicly traded corporation owning stock in another publicly traded company.

2018 Semi-Annual Report	51

Aberdeen Japanese Equities Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2018)		Six Month†	1 Yr.	Inception[1]
Class A	w/o SC	1.82%	14.33%	9.76%
	w/SC2	-4.03%	7.76%	7.11%
Class C	w/o SC	1.42%	13.61%	8.96%
	w/SC3	0.42%	12.61%	8.96%
Class R4	w/o SC	1.65%	14.07%	9.49%
Institutional Service Class[4]	w/o SC	1.92%	14.61%	10.02%
Institutional Class[4]	w/o SC	1.92%	14.61%	10.04%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

+	Not Annualized
1	Fund commenced operations on November 30, 2015.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

52	Semi-Annual Report 2018

Aberdeen Japanese Equities Fund (Unaudited)

Performance of a $1,000,000 Investment* (as of April 30, 2018)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Japanese Equities Fund, the Tokyo Stock Price Index (TOPIX) and the Consumer Price Index (CPI) from inception to April 30, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

TOPIX is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section. TOPIX shows the measure of current market capitalization assuming that market capitalization as of the base date (January 4, 1968) is 100 points. Indexes are unmanaged and have been provided for comparison purposes only.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Common Stocks	97.2%
Short-Term Investment	0.1%
Other Assets in Excess of Liabilities	2.7%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Top Sectors
Industrials	22.3%
Consumer Staples	15.7%
Consumer Discretionary	15.6%
Information Technology	12.5%
Materials	10.2%
Health Care	8.4%
Financials	6.7%
Telecommunication Services	3.1%
Real Estate	2.7%
Other	2.8%
100.0%

Top Holdings*
Shin-Etsu Chemical Co. Ltd.	5.9%
Keyence Corp.	5.0%
Amada Holdings Co. Ltd.	3.9%
Sysmex Corp.	3.9%
Shiseido Co. Ltd.	3.8%
Pigeon Corp.	3.7%
Daikin Industries Ltd.	3.7%
FANUC Corp.	3.4%
Seven & i Holdings Co. Ltd.	3.4%
Nabtesco Corp.	3.4%
Other	59.9%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Japan	97.2%
United States	0.1%
Other	2.7%
100.0%

2018 Semi-Annual Report	53

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen Japanese Equities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.2%) (a)
JAPAN (97.2%)
Consumer Discretionary (15.6%)
Denso Corp.	820	$43,121
Honda Motor Co. Ltd.	800	27,509
Nitori Holdings Co. Ltd.	160	26,982
Shimano, Inc.	110	14,626
Stanley Electric Co. Ltd.	1,090	39,392
Start Today Co. Ltd.	500	14,437
Toyota Motor Corp.	300	19,672
USS Co. Ltd.	900	18,900
Yamaha Corp.	680	32,812
		237,451
Consumer Staples (15.7%)
Calbee, Inc.	440	14,817
Coca-Cola Bottlers Japan Holdings, Inc.	520	22,365
Japan Tobacco, Inc.	1,350	36,289
Pigeon Corp.	1,200	56,249
Seven & i Holdings Co. Ltd.	1,170	51,551
Shiseido Co. Ltd.	900	58,393
		239,664
Financials (6.7%)
AEON Financial Service Co. Ltd.	1,210	28,343
Concordia Financial Group Ltd.	3,100	18,023
Japan Exchange Group, Inc.	2,050	37,964
Suruga Bank Ltd.	1,328	17,990
		102,320
Health Care (8.4%)
Chugai Pharmaceutical Co. Ltd.	800	42,191
Shionogi & Co. Ltd.	530	27,238
Sysmex Corp.	667	58,921
		128,350
Industrials (22.3%)
Amada Holdings Co. Ltd.	4,980	59,781
Daikin Industries Ltd.	480	56,072
East Japan Railway Co.	300	28,820
FANUC Corp.	245	52,482
Komatsu Ltd.	700	23,862
Makita Corp.	1,140	51,077
MISUMI Group, Inc.	600	16,558
Nabtesco Corp.	1,420	51,206
		339,858
Information Technology (12.5%)
Keyence Corp.	126	$76,832
Renesas Electronics Corp. (b)	3,500	36,511
SCSK Corp.	700	29,957
Yahoo Japan Corp.	11,560	47,508
		190,808
Materials (10.2%)
Kansai Paint Co. Ltd.	900	20,223
Nippon Paint Holdings Co. Ltd.	1,105	45,105
Shin-Etsu Chemical Co. Ltd.	900	90,315
		155,643
Real Estate (2.7%)
Daito Trust Construction Co. Ltd.	245	40,882
Telecommunication Services (3.1%)
KDDI Corp.	1,750	46,976
		1,481,952
Total Common Stocks		1,481,952
SHORT-TERM INVESTMENT (0.1%)
UNITED STATES (0.1%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (c)	874	874
Total Short-Term Investment		874
Total Investments (Cost $1,238,200) (d)—97.3%		1,482,826

Other Assets in Excess of Liabilities—2.7%		41,550
Net Assets—100.0%		$1,524,376

(a)	All securities are fair valued. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

54	Semi-Annual Report 2018

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

The Aberdeen U.S. Mid Cap Equity Fund (Institutional Class shares net of fees) returned 3.39% for the six-month period ended April 30, 2018, versus 3.69% for its benchmark, the Russell Midcap Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Mid-Cap Core Funds (consisting of 207 funds), as measured by Lipper, Inc., was 2.60% for the period.

Major North American equity market indices moved higher during the six-month period ended April 30, 2018. Major developments during the period included the first comprehensive corporate tax reform in over three decades, rising energy prices bolstered by the willingness of the Organization of the Petroleum Exporting (OPEC) to cut production, successful nuclear missile tests in North Korea, and loud anti-trade rhetoric from the White House. These developments had a positive overall impact on U.S. stocks, with large-cap stocks, as represented by the broader-market S&P 500 Index, gaining 3.82%, and small-cap company shares, as measured by the Russell 2000 Index, gaining 3.27% for the reporting period. The energy sector was the top performer within the Russell Midcap Index for the reporting period, driven by rising crude oil prices around the globe. The financials sector gained ground due to the prospect of higher interest rates and accelerating economic growth that is expected to drive demand and higher profitability. Additionally, companies in the consumer discretionary sector benefited from increased consumer spending as consumers’ wages rose due to the tight labor market. In contrast, “bond proxy” sectors, such as higher dividend-paying, interest rate-sensitive real estate and utilities stocks, posted negative returns as U.S. Treasury yields rose. However, the yield curve became increasingly flat and remains in an area of heavy interest and debate among investors as the previous nine recessions were all preceded by an inverted yield curve.1

For the first half of the reporting period, U.S. equity markets were boosted by investors’ confidence regarding increasingly robust global economic growth, corporate earnings growth acceleration driven by the implementation of the Tax Cuts and Jobs Act (TCJA) at the beginning of 2018, and a positive start to the fourth-quarter 2017 earnings reporting season. However, this optimism quickly gave way to investors’ concerns about higher inflation requiring more aggressive interest-rate hikes by global central banks. This caused investors to worry about valuations, which typically fall during periods of rising interest rates, especially after the extended period of low rates in the U.S. Fears of global trade wars also exaggerated market volatility.

Towards the end of March 2018, U.S. President Donald Trump unveiled a plan to impose approximately $60 billion in tariffs on roughly 1,300 Chinese imports. This proposal was in addition to the previously announced levies on imported steel and aluminum for China and several other countries, which were effective on March 23. Trump’s action spawned several rounds of alternating tariff threats from both China and the U.S., leading to numerous bouts of market correction late in the reporting period as investors feared the possibility of a trade war between the world’s two largest economies.

U.S. economic news was somewhat mixed over the reporting period:

•

The U.S. Federal Reserve (Fed) raised its benchmark interest rate in two increments of 25 basis points (bps) to a range of 1.50% to 1.75% following its meetings in December 2017 and March 2018. The Fed reiterated its view that the U.S. economy will grow modestly in the medium term and there will be continued strength in the labor market.

•

According to the minutes of its meeting on March 20-21, which were released in April, the Federal Open Market Committee (FOMC) slightly raised its inflation projection for the 2018 calendar year, with both core Consumer Price Index (CPI) and the overall CPI exceeding the growth rate for 2017. The FOMC subsequently held the federal funds rate steady at its meeting in the beginning of May, but signaled a pending increase of 25 bps following its next meeting on June 12-13.

•

The CPI rose 0.2% and 2.5% in April 2018 and the previous 12-month period, respectively.[2] More companies are facing input cost pressures, which have the risk of pressuring margins without pricing (inflation).

•

The Department of Commerce reported that U.S. gross domestic product growth slowed to an annualized rate of 2.3% in the first quarter of 2018 – down from the 2.9% growth rate in the fourth quarter of 2017. The modest deceleration was attributable mainly to reductions in consumer spending, residential fixed investment, and exports, which offset an upturn in private inventory investment and a decline in imports.

•

U.S. payrolls expanded by a monthly average of 198,000 during the six-month reporting period, and the unemployment rate dipped 0.2 percentage point to 3.9% – its lowest level since April 2000.[3] However, the labor force participation rate[4] hovered around its 40-year low of 62.8%.

The Fund’s performance relative to its benchmark, the Russell Midcap Index, for the reporting period was hampered mainly by stock selection in the consumer staples, information technology and financials sectors. The largest detractors among individual holdings included Check Point Software Technologies, a provider of cyber security solutions to governments and corporate enterprises globally; Cerner Corp., a provider of electronic health records software; and convenience-store chain operator Casey’s General Stores.

[1]	An inverted yield curve occurs when yields on securities in the short segment exceed those in the long end of the curve.

[2,3]	Source: U.S. Department of Labor, May 2018.

[4]	The labor force participation rate comprises the percentage of the U.S. population aged 16 years and older working or actively seeking work.

2018 Semi-Annual Report	55

Aberdeen U.S. Mid Cap Equity Fund (Unaudited) (continued)

Check Point Software’s results over the reporting period generally did not meet the market’s expectations as the company’s salesforce restructuring pressured its revenue. While this hampered Check Point Software’s sales results in the near term, the management team believes that the company will return to above-industry-average growth as the restructuring creates a more effective marketing organization. Cerner Corp. reduced its full-year 2018 outlook due to its delay in signing a highly anticipated multi-billion-dollar contract with the U.S. Department of Veterans Affairs (VA). Excluding this expected multi-year revenue, the company reduced its long-term core market growth outlook in March 2018. The VA contract was eventually signed in May 2018. Cerner Corp. remains a trusted partner to large hospital systems and is one of only two viable electronic health records (EHR) systems in the U.S. Casey’s General Stores posted generally mixed results for the second and third quarters of its 2018 fiscal year. The company benefited from a significant increase in fuel sales attributable to a higher margin. Conversely, slowing revenue growth in both its grocery and prepared foods and fountain segments weighed on the company’s results. The U.S. Environmental Protection Agency changed biofuel blending rules, which we believe may bring some volatility to fuel profitability. In our opinion, Casey’s General Stores should also begin to benefit from growth and cost-control initiatives that the company implemented in the second half of the 2017 calendar year.

The Fund’s relative performance was bolstered by both stock selection and an overweight position in the healthcare sector, as well as stock selection in the real estate and industrials sectors. The most notable individual stock contributors among individual holdings were medical device maker Globus Medical Inc.; apparel retailer Burlington Stores Inc.; and data analytics services provider Verisk Analytics Inc.

Globus Medical’s stock price moved higher over the period as the company reported strong results for the fourth quarter of its 2017 fiscal year and the first quarter of 2018, highlighted by an acceleration in “core” spine implant sales and a successful launch of its robotic product – all while maintaining industry-leading earnings before interest, taxes, depreciation, and amortization (EBITDA) margins. We maintain a favorable outlook for the company as it develops the market for robot-assisted spine surgeries and moves into the trauma market. Burlington Stores garnered healthy revenue and earnings per share (EPS) growth for the third and fourth quarters of its 2018 fiscal year. The company benefited primarily from higher same-store sales and margins, as well as a reduction in expenses. Furthermore, management offered a positive earnings outlook for the 2019 fiscal year. Verisk Analytics posted substantial increases in revenue and EPS for the fourth quarter of its 2017 fiscal year compared to the same period a year earlier. The company benefited mainly from strong organic growth in its insurance unit and higher demand in its energy segment, which more than offset relative weakness in its financial services business.

During the reporting period, we initiated holdings in A.O. Smith Corp., a manufacturer of residential and commercial gas and electric water heaters and water treatment products; diversified financial services company First Republic Bank; payment-processing services provider Global Payments Inc.; contract research organization PRA Health Sciences Inc.; Hologic Inc., a manufacturer of diagnostic products, medical imaging systems, and surgical products for women; and quick-service restaurant chain operator Dunkin’ Brands Group Inc. We believe that A.O. Smith Corp., First Republic Bank, Global Payments Inc. and PRA Health Sciences Inc. will be growth leaders that could outperform the overall economy and their peers. In our view, Hologic Inc. and Dunkin’ Brands Group Inc., are high-quality franchises that we believe have dealt effectively with recent temporary, company-specific issues and are expected to provide above-average returns over time.

Conversely, we exited the Fund’s positions in industrial and consumer packaging products maker Sonoco Products Co. due to the company’s exposure to a slowing end-market and its willingness to continue to pursue expensive mergers and acquisitions; healthcare-related real estate investment trust (REIT) Healthcare Realty Trust Inc., as we believed that it had a high valuation and lacked growth opportunities; and specialty egg producer Cal-Maine Foods Inc., as we believed that there were better long-term opportunities for the companies in which we initiated positions during the reporting period.

We remain optimistic regarding the macroeconomic backdrop within the U.S. and the firming growth that we are witnessing globally. We think that both corporate and consumer confidence remains robust and is manifesting itself through strong demand and revenue growth for most sectors. Inflation and the resultant increases in input costs, however, remain an issue for many companies and likely will not abate in the near term. In our view, the best-positioned businesses are those with pricing power or the ability to reduce costs through investments in automation and efficiency. We are also cautiously monitoring the impact of rising interest rates on the overall economy as consumer debt levels have exceeded those reached prior to the global financial crisis in the late 2000s. We believe that how central banks unwind the enormous balance sheets that they accumulated during the years of accommodative monetary policy over the last decade will also have an impact on the macroeconomic environment. On a positive note, the first-quarter 2018 corporate earnings reporting season is off to a strong start. A combination of strong demand and the tailwind of tax breaks from the TCJA implemented at the beginning of 2018 fueled robust earnings growth. Many companies are increasing investments to further strengthen their competitive positions with the windfall cash, and we believe that the tax cuts will raise longer-term corporate earnings power.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information

56	Semi-Annual Report 2018

Aberdeen U.S. Mid Cap Equity Fund (Unaudited) (concluded)

current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2018 Semi-Annual Report	57

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2018)		Six Month†	1 Yr.	Inception[1]
Class A	w/o SC	3.35%	12.54%	17.08%
	w/SC2	-2.56%	6.05%	13.93%
Class C	w/o SC	2.86%	11.56%	16.16%
	w/SC3	1.92%	10.56%	16.16%
Class R4	w/o SC	3.15%	12.17%	16.76%
Institutional Service Class[4]	w/o SC	3.40%	12.75%	17.33%
Institutional Class[4]	w/o SC	3.39%	12.75%	17.35%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

+	Not Annualized
1	Fund commenced operations on February 29, 2016.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

58	Semi-Annual Report 2018

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

Performance of a $1,000,000 Investment* (as of April 30, 2018)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen U.S. Mid Cap Equity Fund, Russell Midcap® Index and the Consumer Price Index (CPI) from inception to April 30, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Common Stocks	96.0%
Short-Term Investment	1.6%
Other Assets in Excess of Liabilities	2.4%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Top Sectors
Industrials	18.9%
Consumer Discretionary	15.2%
Information Technology	15.1%
Health Care	13.4%
Financials	12.0%
Materials	6.9%
Real Estate	4.5%
Consumer Staples	4.2%
Utilities	3.7%
Energy	2.1%
Other	4.0%
100.0%

Top Holdings*
Regions Financial Corp.	3.1%
Digital Realty Trust, Inc., REIT	3.0%
Verisk Analytics, Inc., Class A	2.9%
Cerner Corp.	2.9%
Littelfuse, Inc.	2.8%
CH Robinson Worldwide, Inc.	2.8%
Molson Coors Brewing Co., Class B	2.7%
Burlington Stores, Inc.	2.7%
Canadian Western Bank	2.6%
Snap-on, Inc.	2.6%
Other	71.9%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	91.0%
Canada	4.7%
Israel	1.9%
Other	2.4%
100.0%

2018 Semi-Annual Report	59

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen U.S. Mid Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.0%)
CANADA (4.7%)
Financials (2.6%)
Canadian Western Bank	1,497	$39,724
Industrials (2.1%)
Ritchie Bros Auctioneers, Inc.	951	31,126
		70,850
ISRAEL (1.9%)
Information Technology (1.9%)
Check Point Software Technologies Ltd. (a)	296	28,567
UNITED STATES (89.4%)
Consumer Discretionary (15.2%)
BorgWarner, Inc.	660	32,300
Burlington Stores, Inc. (a)	293	39,804
Dunkin’ Brands Group, Inc.	237	14,447
PVH Corp.	243	38,800
Service Corp. International	976	35,634
Tiffany & Co.	367	37,739
Whirlpool Corp.	194	30,060
		228,784
Consumer Staples (4.2%)
Casey’s General Stores, Inc.	227	21,928
Molson Coors Brewing Co., Class B	567	40,393
		62,321
Energy (2.1%)
Core Laboratories NV	251	30,735
Financials (9.4%)
Cboe Global Markets, Inc.	311	33,209
First Republic Bank	335	31,111
M&T Bank Corp.	167	30,439
Regions Financial Corp.	2,516	47,049
		141,808
Health Care (13.4%)
Cerner Corp. (a)	736	42,872
Globus Medical, Inc., Class A (a)	596	30,509
Henry Schein, Inc. (a)	509	38,684
Hologic, Inc. (a)	588	22,809
PRA Health Sciences, Inc. (a)	350	28,760
Teleflex, Inc.	139	37,235
		200,869
Industrials (16.8%)
AO Smith Corp.	469	28,773
Beacon Roofing Supply, Inc. (a)	750	36,712
CH Robinson Worldwide, Inc.	457	42,058
Equifax, Inc.	221	24,763
Kansas City Southern	339	36,148
Snap-on, Inc.	272	39,508
Verisk Analytics, Inc., Class A (a)	413	43,964
		251,926
Information Technology (13.2%)
CDW Corp.	496	35,360
Ellie Mae, Inc. (a)	310	30,030
Genpact Ltd.	1,219	38,874
Global Payments, Inc.	187	21,140
Littelfuse, Inc.	226	42,244
Manhattan Associates, Inc. (a)	715	30,788
		198,436
Materials (6.9%)
Avery Dennison Corp.	351	36,788
Axalta Coating Systems Ltd. (a)	1,170	36,153
International Flavors & Fragrances, Inc.	221	31,219
		104,160
Real Estate (4.5%)
Digital Realty Trust, Inc., REIT	426	45,024
Jones Lang LaSalle, Inc.	130	22,036
		67,060
Utilities (3.7%)
American Water Works Co., Inc.	364	31,515
CMS Energy Corp.	518	24,444
		55,959
		1,342,058
Total Common Stocks		1,441,475
SHORT-TERM INVESTMENT (1.6%)
UNITED STATES (1.6%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (b)	24,333	24,333
Total Short-Term Investment		24,333
Total Investments (Cost $1,248,490) (c)—97.6%		1,465,808

Other Assets in Excess of Liabilities—2.4%		36,462
Net Assets—100.0%		$1,502,270

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

60	Semi-Annual Report 2018

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

The Aberdeen U.S. Multi-Cap Equity Fund (Institutional Class shares net of fees) returned 6.99% for the six-month period ended April 30, 2018, versus the 3.79% return of its benchmark, the Russell 3000 Index, and 3.82% for the broader-market Standard and Poor’s (S&P) 500 Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Multi-Cap Core Funds (consisting of 378 funds), as measured by Lipper, Inc., was 3.35% for the period.

Despite several bouts of volatility, major North American equity market indices moved higher during the six-month period ended April 30 2018. U.S. large-cap stocks, as measured by the broader-market S&P 500 Index, gained 3.82% for the reporting period, modestly outperforming the 3.69% and 3.27% returns of their mid- and small-cap counterparts, as represented by the Russell 2000 and Russell Midcap indices, respectively. The more cyclical consumer discretionary, energy and information technology sectors posted gains and were the strongest performers within the U.S extended-market Russell 3000 Index for the period. In contrast, the relatively higher dividend-paying, interest rate-sensitive telecommunication services and utilities sectors recorded negative returns and were the primary market laggards as U.S. Treasury yields rose. However, the yield curve became increasingly flat and remains in an area of heavy interest and debate among investors as the previous nine recessions were all preceded by an inverted yield curve.1

For the first half of the reporting period, U.S. equity markets were boosted by investors’ confidence regarding increasingly robust global economic growth, corporate earnings growth acceleration driven by the implementation of the Tax Cuts and Jobs Act (TCJA) at the beginning of 2018, and a positive start to the fourth-quarter 2017 earnings reporting season. However, this optimism quickly gave way to investors’ concerns about higher inflation requiring more aggressive interest-rate hikes by global central banks. This caused investors to worry about valuations, which typically fall during periods of rising interest rates, especially after the extended period of low rates in the U.S. Fears of global trade wars also exaggerated the market volatility.

Towards the end of March 2018, President Donald Trump unveiled a plan to impose approximately $60 billion in tariffs on roughly 1,300 Chinese imports. This proposal was in addition to the previously announced levies on imported steel and aluminum for China and several other countries, which were effective on March 23. Trump’s action spawned several rounds of alternating tariff threats from both China and the U.S., leading to numerous bouts of market correction late in the reporting period as investors feared the possibility of a trade war between the world’s two largest economies.

U.S. economic news was somewhat mixed over the reporting period:

•

The U.S. Federal Reserve (Fed) raised its benchmark interest rate in two increments of 25 basis points (bps) to a range of 1.50% to 1.75% following its meetings in December 2017 and March 2018. The Fed reiterated its view that the U.S. economy will grow modestly in the medium term and there will be continued strength in the labor market.

•

According to the minutes of its meeting on March 20-21, which were released in April, the Federal Open Market Committee (FOMC) slightly raised its inflation projection for the 2018 calendar year, with both core Consumer Price Index (CPI) and the overall CPI exceeding the growth rate for 2017. The FOMC subsequently held the federal funds rate steady at its meeting at the beginning of May, but signaled a pending increase of 25 bps following its next meeting on June 12-13.

•

The CPI rose 0.2% and 2.5% in April 2018 and the previous 12-month period, respectively.[2] More companies are facing input cost pressures, which have the risk of pressuring margins without higher pricing (inflation).

•

The Department of Commerce reported that U.S. gross domestic product growth slowed to an annualized rate of 2.3% in the first quarter of 2018 – down from the 2.9% growth rate in the fourth quarter of 2017. The modest deceleration was attributable mainly to reductions in consumer spending, residential fixed investment, and exports, which offset an upturn in private inventory investment and a decline in imports.

•

U.S. payrolls expanded by a monthly average of 198,000 during the six-month reporting period, and the unemployment rate dipped 0.2 percentage point to 3.9% – its lowest level since April 2000.[3] However, the labor force participation rate[4] hovered around its 40-year low of 62.8%.

The Fund’s performance versus its benchmark, the Russell 3000 Index, for the reporting period was bolstered mainly by both stock selection and an underweight allocation to the healthcare sector, as well as stock selection in the financials, real estate and consumer discretionary sectors. The most notable contributors to Fund performance among individual holdings were medical device maker Globus Medical; real estate management and development company Jones Lang LaSalle; and specialty apparel retailer PVH Corp.

Globus Medical’s stock price moved higher over the period as the company reported strong results for the fourth quarter of its 2017 fiscal year and the first quarter of 2018, highlighted by an acceleration in “core” spine implant sales and a successful launch of its robotic product – all while maintaining industry-leading earnings

[1]	An inverted yield curve occurs when yields in the short segment exceed those in the long end of the curve, and is considered to be a predictor of economic recession.

[2,3]	Source: U.S. Department of Labor, May 2018.

[4]	The labor force participation rate comprises the percentage of the U.S. population aged 16 years and older working or actively seeking work.

2018 Semi-Annual Report	61

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited) (continued)

before interest, taxes, depreciation, and amortization (EBITDA) margins. While we have taken some profits as the share price and valuation have risen, we maintain a favorable outlook for the company as it develops the market for robot-assisted spine surgeries and moves into the trauma market. Jones Lang LaSalle posted healthy revenue growth for the third and fourth quarters and its full 2017 fiscal year, benefiting significantly from higher fee income. There was particular strength in the company’s project and development services and advisory and consulting segments, and in the Asia-Pacific and Europe, Middle East and Africa (EMEA) markets. PVH Corp. reported generally better-than-expected results for the fourth quarter of its 2017 fiscal year. The company benefited from double-digit sales gains for its Calvin Klein and Tommy Hilfiger brands, which offset virtually flat revenue growth in its Heritage-branded apparel. Among geographical regions, there was notable strength in both its North America and international business segments. Furthermore, management issued positive earnings guidance for the 2018 fiscal year.

In contrast, stock selection in the consumer staples and information technology sectors had a modestly negative impact on the Fund’s relative performance for the reporting period. The largest individual stock detractors included tobacco company Phillip Morris International; Cerner Corp., a provider of electronic health records software; and brewer Molson Coors Brewing Co.

Philip Morris International garnered year-over-year increases in revenue for the fourth quarter of its 2017 fiscal year and the first quarter of 2018. However, shares of the company declined amid investors’ concerns about slowing growth in sales of its IQOS (“I quit ordinary smoking”) heat-not-burn devices. Cerner Corp. saw modest year-over-year revenue growth for the fourth quarter of its 2017 fiscal year attributable primarily to strong bookings across its Population Health Management, ITWorks and Revenue Cycle Management businesses. The shares lost ground during the reporting period largely because of investors’ growing concerns about the status of a large government project to modernize the electronic health records at U.S. Veterans Administration hospitals. The company had invested in implementation costs ahead of officially signing the contract in May 2018. Molson Coors Brewing Co. suffered a year-over-year decrease in volumes for the third and fourth quarters of its 2017 fiscal year. The slowdown in sales has hindered the company’s profit margin expansion plan and resulted in a compression of the stock’s valuation during the reporting period.

During the reporting period, we initiated holdings in internet retailing giant Amazon.com Inc.; specialty coffee chain operator Starbucks Corp.; Alberta-based Canadian Western Bank; IT software and hardware company Microsoft Corp.; and contract research organization PRA Health Sciences Inc.

Conversely, we exited the Fund’s positions in cosmetics maker The Estee Lauder Companies Inc.; convenience-store chain operator Casey’s General Stores Inc.; and biopharmaceutical firm Gilead Sciences. Additionally, we sold the Fund’s shares in industrial automation power company Rockwell Automation following a significant run-up in its share price after Emerson Electric Co. (which the Fund does not hold) made a bid for the company, which it subsequently withdrew.

We remain optimistic regarding the macroeconomic backdrop within the U.S. and the firming growth that we are witnessing globally. We think that both corporate and consumer confidence remains robust and is manifesting itself through strong demand and revenue growth for most sectors. Inflation and the resultant increases in input costs, however, remain an issue for many companies and likely will not abate in the near term. In our view, the best-positioned businesses are those with pricing power or the ability to reduce costs through investments in automation and efficiency. We are also cautiously monitoring the impact of rising interest rates on the overall economy as both consumer and corporate net debt levels have risen rapidly in recent years. We believe that how central banks unwind the enormous balance sheets that they accumulated during the years of accommodative monetary policy that followed the global financial crisis will also have an impact on the macroeconomic environment. On a positive note, the first-quarter 2018 corporate earnings reporting season is off to a strong start. According to data services provider FactSet, more than three-quarters of the 93% of S&P 500 Index member companies that had reported results as of mid-May 2018 garnered better-than-expected revenue and earnings, and the blended earnings growth rate was 24.5%.5 A combination of strong demand and the tailwind of tax breaks from the TCJA implemented at the beginning of this year aided that growth rate. Nevertheless, we believe the effects of the tax cuts will have a longer-term impact on corporate earnings power. If the growth rate is unchanged after all S&P 500 companies have reported, it would be the highest level since the third quarter of 2010. The current forward 12-month price/earnings ratio6 for the index is 16.4 – above the five- and ten-year averages of 16.1 and 14.3, respectively.7 Within the U.S. small-cap universe, we think it is important to note that value stocks outperformed shares of growth companies for the first time in five months in April. While we feel that it is probably too soon to call a turn in performance of the investment styles, we believe that higher interest rates, which are a result of robust demand, bode well for the outperformance of small-cap value stocks relative to their large-cap counterparts and supports our multi-cap investment approach.

[5,7]	Source: Earnings Insight, FactSet, May 18, 2018.

[6]	The price/earnings ratio is calculated by dividing the current market price of a stock by the earnings per share.

62	Semi-Annual Report 2018

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2018 Semi-Annual Report	63

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2018)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	6.89%	14.71%	10.14%	6.85%
	w/SC2	0.71%	8.13%	8.84%	6.21%
Class C	w/o SC	6.46%	13.76%	9.35%	6.10%
	w/SC3	5.51%	12.76%	9.35%	6.10%
Class R4	w/o SC	6.64%	14.17%	9.81%	6.62%
Institutional Service Class[4,5]	w/o SC	6.98%	14.89%	10.36%	7.12%
Institutional Class[4]	w/o SC	6.99%	14.89%	10.44%	7.18%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

+	Not Annualized
1	Returns from June 23, 2008 to October 9, 2011 reflect the performance of a predecessor fund (the “Predecessor Fund”). In addition, after February 28, 2009, the Predecessor Fund changed its investment style and became diversified. The returns prior to June 23, 2008 reflect the performance of another predecessor fund (the “Second Predecessor Fund”), which was acquired by the Predecessor Fund. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (October 10, 2011) are based on the previous performance of the Institutional Class of the Predecessor Fund and Second Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the two classes.

64	Semi-Annual Report 2018

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Multi-Cap Equity Fund, Russell 3000® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Common Stocks	99.2%
Short-Term Investment	1.0%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Top Sectors
Information Technology	20.9%
Financials	15.7%
Consumer Discretionary	15.0%
Industrials	12.4%
Health Care	10.9%
Consumer Staples	7.9%
Energy	6.7%
Materials	6.7%
Utilities	1.6%
Real Estate	1.4%
Other	0.8%
100.0%

Top Holdings*
Amazon.com, Inc.	3.8%
Microsoft Corp.	3.7%
Visa, Inc., Class A	3.6%
Intercontinental Exchange, Inc.	3.0%
Philip Morris International, Inc.	2.9%
Praxair, Inc.	2.9%
Alphabet, Inc., Class A	2.8%
Costco Wholesale Corp.	2.7%
EOG Resources, Inc.	2.7%
PVH Corp.	2.7%
Other	69.2%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	93.4%
Canada	6.8%
Other	(0.2)%
100.0%

2018 Semi-Annual Report	65

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen U.S. Multi-Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.2%)
CANADA (6.8%)
Financials (2.5%)
Canadian Western Bank	348,836	$9,256,469
Industrials (4.3%)
Canadian National Railway Co.	99,548	7,693,070
Ritchie Bros Auctioneers, Inc.	248,969	8,148,755
		15,841,825
		25,098,294
UNITED STATES (92.4%)
Consumer Discretionary (15.0%)
Amazon.com, Inc. (a)	8,779	13,749,055
BorgWarner, Inc. (b)	171,565	8,396,391
Comcast Corp., Class A	217,016	6,812,132
PVH Corp.	61,794	9,866,648
Starbucks Corp.	120,643	6,945,418
TJX Cos., Inc. (The)	109,225	9,267,741
		55,037,385
Consumer Staples (7.9%)
Costco Wholesale Corp.	51,048	10,064,624
Molson Coors Brewing Co., Class B	116,240	8,280,937
Philip Morris International, Inc.	131,338	10,769,716
		29,115,277
Energy (6.7%)
ConocoPhillips	120,053	7,863,471
EOG Resources, Inc.	83,705	9,891,420
Schlumberger Ltd.	101,157	6,935,324
		24,690,215
Financials (13.2%)
American International Group, Inc. (b)	107,985	6,047,160
Charles Schwab Corp. (The) (b)	174,035	9,690,269
First Republic Bank (b)	59,976	5,569,971
Intercontinental Exchange, Inc.	152,915	11,080,221
M&T Bank Corp.	38,766	7,065,879
Regions Financial Corp.	483,153	9,034,961
		48,488,461
Health Care (10.9%)
Aetna, Inc.	40,290	7,213,925
Baxter International, Inc.	114,767	7,976,306
Cerner Corp. (a)	120,238	7,003,864
Globus Medical, Inc., Class A (a)	125,108	6,404,279
Hologic, Inc. (a)(b)	148,836	5,773,348
PRA Health Sciences, Inc. (a)	66,496	5,463,976
		39,835,698
Industrials (8.1%)
Beacon Roofing Supply, Inc. (a)	150,441	7,364,087
Equifax, Inc.	48,809	5,469,049
Snap-on, Inc. (b)	53,841	7,820,405
Verisk Analytics, Inc., Class A (a)(b)	84,332	8,977,141
		29,630,682
Information Technology (20.9%)
Alphabet, Inc., Class A (a)	9,976	10,161,354
CDW Corp.	103,260	7,361,405
Cognizant Technology Solutions Corp., Class A	89,569	7,328,536
Manhattan Associates, Inc. (a)(b)	176,249	7,589,282
Microsoft Corp.	145,201	13,579,198
Oracle Corp.	186,020	8,495,533
Texas Instruments, Inc.	85,388	8,660,905
Visa, Inc. (b), Class A	105,468	13,381,780
		76,557,993
Materials (6.7%)
Ecolab, Inc.	53,519	7,747,946
Praxair, Inc.	68,785	10,491,088
Sensient Technologies Corp. (b)	96,116	6,406,131
		24,645,165
Real Estate (1.4%)
Jones Lang LaSalle, Inc.	30,490	5,168,360
Utilities (1.6%)
NextEra Energy, Inc.	35,001	5,737,014
		338,906,250
Total Common Stocks		364,004,544
SHORT-TERM INVESTMENT (1.0%)
UNITED STATES (1.0%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (c)	3,723,637	3,723,637
Total Short-Term Investment		3,723,637
Total Investments (Cost $301,651,065) (d)—100.2%		367,728,181

Liabilities in Excess of Other Assets—(0.2)%		(769,453)
Net Assets—100.0%		$366,958,728

(a)	Non-income producing security.
(b)	All or a portion of the securities are on loan. The total value of all securities on loan is $65,893,798. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(k) for additional information.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

66	Semi-Annual Report 2018

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

The Aberdeen U.S. Small Cap Equity Fund (Institutional Class shares net of fees) returned -1.49% for the six-month period ended April 30, 2018, versus 3.27% for its benchmark, the Russell 2000 Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Small-Cap Core Funds (comprising 430 funds), as measured by Lipper, Inc., was 2.12% for the period.

Major North American equity market indices moved higher despite several periods of volatility during the six-month period ended April 30, 2018, with the small-cap company benchmark, the Russell 2000 Index, gaining 3.27%.

Small-cap growth stocks, as represented by the Russell 2000 Growth Index, climbed 5.46%, and significantly outperformed the 0.94% return of their value counterparts, as measured by the Russell 2000 Value Index. The healthcare, energy and consumer discretionary sectors were the strongest performers within the Russell 2000 Index for the period. Shares of healthcare equipment and services companies were the pacesetters in that sector, while energy stocks benefited from the sharp rise in oil prices during the period. The West Texas Intermediate Crude price climbed 26% to $68.57 per barrel during the six-month reporting period. The relatively higher dividend-paying, interest rate-sensitive telecommunication services, real estate and utilities sectors posted negative returns and were the primary market laggards, as U.S. Treasury yields rose. However, the yield curve became increasingly flat and remains in an area of heavy interest and debate among investors as the previous nine recessions were all preceded by an inverted yield curve.1

For the first half of the reporting period, U.S. equity markets were boosted by investors’ confidence regarding increasingly robust global economic growth, corporate earnings growth acceleration driven by the implementation of the Tax Cuts and Jobs Act (TCJA) at the beginning of 2018, and a positive start to the fourth-quarter 2017 earnings reporting season. However, this optimism quickly gave way to investors’ concerns about higher inflation requiring more aggressive interest-rate hikes by global central banks. This caused investors to worry about valuations, which typically fall during periods of rising interest rates, especially after the extended period of low rates in the U.S. Fears of global trade wars also exaggerated market volatility.

Towards the end of March 2018, U.S. President Donald Trump unveiled a plan to impose approximately $60 billion in tariffs on roughly 1,300 Chinese imports. This proposal was in addition to the previously announced levies on imported steel and aluminum for China and several other countries, which were effective on March 23. Trump’s action spawned several rounds of alternating tariff threats from both China and the U.S., leading to numerous bouts of market correction late in the reporting period as investors feared the possibility of a trade war between the world’s two largest economies.

U.S. economic news was somewhat mixed over the reporting period:

•

The U.S. Federal Reserve (Fed) raised its benchmark interest rate in two increments of 25 basis points (bps) to a range of 1.50% to 1.75% following its meetings in December 2017 and March 2018. The Fed reiterated its view that the U.S. economy will grow modestly in the medium term and there will be continued strength in the labor market.

•

According to the minutes of its meeting on March 20-21, which were released in April, the Federal Open Market Committee (FOMC) slightly raised its inflation projection for the 2018 calendar year, with both core Consumer Price Index (CPI) and the overall CPI exceeding the growth rate for 2017. The FOMC subsequently held the federal funds rate steady at its meeting in the beginning of May, but signaled a pending increase of 25 bps following its next meeting on June 12-13.

•

The CPI rose 0.2% and 2.5% in April 2018 and the previous 12-month period, respectively.[2] More companies are facing input cost pressures, which have the risk of pressuring margins without higher pricing (inflation).

•

The Department of Commerce reported that U.S. gross domestic product growth slowed to an annualized rate of 2.3% in the first quarter of 2018 – down from the 2.9% growth rate in the fourth quarter of 2017. The modest deceleration was attributable mainly to reductions in consumer spending, residential fixed investment, and exports, which offset an upturn in private inventory investment and a decline in imports.

•

U.S. payrolls expanded by a monthly average of 198,000 during the six-month reporting period, and the unemployment rate dipped 0.2 percentage point to 3.9% – its lowest level since April 2000.[3] However, the labor force participation rate[4] hovered around its 40-year low of 62.8%.

The Fund’s underperformance relative to its benchmark, the Russell 2000 Index, for the reporting period was attributable largely to stock selection, specifically in the information technology and consumer discretionary sectors. The most notable individual stock detractors from performance were convenience-store distributor Core-Mark Holding Co.; consumer healthcare products maker Prestige Brands Holdings; and Insight Enterprises, an Arizona-based technology reseller.

Core-Mark Holding Co. preannounced fourth-quarter 2017 results and issued fiscal year 2018 guidance, both of which were well below the market’s expectations. The company’s issues are twofold: higher-than-expected costs related to new contracts and lower-than-expected cigarette sales volumes. In our opinion, the first issue is the classic case of “growing too quickly,” while the second issue is more structural in nature. While we are not pleased with the current state of Core-Mark’s fundamentals and management’s seemingly sloppy

[1]	An inverted yield curve occurs when yields in the short segment exceed those in the long end of the curve.

[2]	Source: U.S. Department of Labor, May 2018.

[3]	The labor force participation rate comprises the percentage of the U.S. population aged 16 years and older working or actively seeking work.

[4]	A company’s goods and services are commoditized when they become relatively indistinguishable from its competitors’ offerings over time.

2018 Semi-Annual Report	67

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (continued)

execution, we see potential value in the stock at these levels and, consequently, we maintain the Fund’s holding in the stock, albeit at a lower weight given the risks. Prestige Brands Holdings saw relatively mixed results for the third quarter of its 2018 fiscal year. While overall revenue grew by nearly 25% year over year, gross margin declined due to higher freight and warehouse costs, which the company indicated could persist at least into the fourth quarter of 2018 and possibly the 2019 fiscal year. While we believe management can deal with some of these short-term issues, we do wonder about the strength of the company’s end customers who continue to destock inventory in the channel. Although Insight Enterprises’ fourth-quarter 2017 results generally met expectations, we think that the market is concerned that profit-margin expansion (a major contributor to its financial performance) may be challenged because the company is strong in hardware products and with large enterprise customers – both lower-margin businesses. We engaged with the company in an effort to better understand the margin and cash-flow dynamics over the next several years, and we maintain confidence in management’s ability to drive margins higher as the company pushes into services and away from less commoditized4 segments. This remains one of the Fund’s largest positions.

Conversely, Fund performance for the period was enhanced by stock selection in the healthcare and consumer staples sectors, along with both stock selection and underweight exposure to the weak-performing real estate sector. The Fund remains underweight to yield-sensitive sectors relative to its benchmark as we struggle to find what we believe are high-quality companies with value opportunities. The largest contributors among individual holdings included medical device maker Globus Medical Inc.; AMN Healthcare Services Inc., a California-based provider of temporary staffing services to the healthcare industry; and specialty apparel retailer G-III Apparel Group Ltd.

Globus Medical’s stock price moved higher over the period as the company reported strong results for the fourth quarter of its 2017 fiscal year and the first quarter of 2018, highlighted by an acceleration in “core” spine implant sales and a successful launch of its robotic product – all while maintaining industry-leading earnings before interest, taxes, depreciation, and amortization (EBITDA) margins. While we have taken some profits as the share price and valuation have risen, we maintain a favorable outlook for the company as it develops the market for robot-assisted spine surgeries and moves into the trauma market. The Fund’s shareholders have been rewarded for our patience here as this was one of our largest detractors in 2016 following a sales growth “hiccup.” AMN Healthcare Services saw healthy year-over-year revenue growth in its nurses and allied solutions and locum tenens solutions segments. This offset relative weakness in its hospitalist, primary care and psychiatry specialties. G-III Apparel Group posted healthy year-over-year revenue growth for the fourth quarter of its 2018 fiscal year. The company benefited from strength in all four brands within its wholesale unit: Donna Karan International, Calvin Klein, Tommy Hilfiger and Karl Lagerfeld. The Fund’s shareholders have been rewarded with improved performance; we were patient when some missteps by the company occurred midway through 2016, as we retained our conviction in the stock’s attractiveness, which allowed us to add to the Fund’s position in the spring of 2017. All three of these positions remain core holdings in the Fund.

We initiated several holdings during the reporting period. Richelieu Hardware, based near Montreal, Quebec, Canada, is a leading distributor of specialty hardware products. We first met with the company’s management in the summer of 2016, and were impressed with its high and relatively stable returns on capital and steady revenue growth. We believe that Richelieu Hardware ultimately will show gross and operating margin improvement that the market will reward. Rogers Corp. manufactures an array of specialty high-performance materials and components for a wide range of industries. We believe that the company should continue to see strong revenue growth supplemented by acquisitions and more margin leverage. Casella Waste Systems is an integrated waste management company based in Rutland, Vermont. We first met with the management team in June 2016, and found a company that, in our opinion, had a history of mismanagement and, therefore, had a significant opportunity for improvement. Companies in similar situations have been some of the Fund’s strongest-performing investments over time. We established a new position in human resource-related IT software services-provider Paylocity Holding Corp., which we believe may continue to take market share from its major competitors while continuing to improve its profitability. Cabot Microelectronics, a manufacturer of specialty materials used in semiconductor manufacturing, has long been the dominant supplier of slurries used in chemical mechanical planarization, a process that smooths and flattens the multiple layers of material that are deposited on silicon wafers. We believe that the company will put its strong net-cash balance sheet to work to add capabilities within its core competencies or may make acquisitions into adjacent chemical businesses. Heska Corp. provides veterinary point-of-care diagnostic instrumentation and related services. Demand for veterinary services recently has seen strong growth, and the company has a differentiated subscription strategy for its products, which has allowed it to take significant market share from its two larger competitors. The market’s concerns about the inability of Heska Corp. to maintain its market-share gains provided us with the opportunity to purchase the stock after it had declined over 45% from its peak price. Welbilt Inc. designs and manufactures equipment for the global commercial food-service market. The company was recently spun off from crane manufacturer Manitowoc. The transition has allowed Welbilt to place greater focus on its business and sales execution, thereby enhancing revenue growth.

Conversely, we exited the Fund’s position in hazardous waste disposal company US Ecology. We had maintained the Fund’s holding in the company since April 2013, with the original thesis built around the high barriers to entry in the business attributable to the irreplaceable nature of hazardous waste disposal sites. While that aspect of the business remains, we had become increasingly frustrated with management’s lack of capital discipline, namely making acquisitions into lower-margin, lower-return areas of waste disposal. This factor, coupled with weaker disposal volumes due to a tepid industrial recovery, led us to believe that we could find better investment opportunities elsewhere. We also exited the Fund’s holding in OSI Systems, a California-based electronics manufacturer. Shares of the company fell following the publication of a research report by a well-known short-seller. The information in the report was largely provided by former employees of the company. The report speculated that OSI’s large turnkey security contract with Mexico was at risk of

68	Semi-Annual Report 2018

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (concluded)

not being renewed and also represented a larger proportion of profitability than management had previously indicated to us, which would have a significant negative financial impact. There were additional allegations that the company won a security contract with Albania through bribery. Despite the stock’s more attractive valuation following the share price decline, we believed that we could find more attractive opportunities elsewhere. We also exited the Fund’s positions in industrial products and systems manufacturer Actuant Corp. and Silgan Holdings, a supplier of packaging for consumer goods products, for fundamental reasons. Silgan Holdings’ business had been pressured by lower volumes as consumers purchase less at the “center of the store” and instead prefer more fresh offerings, which do not require the company’s packaging. Despite strong share price gains during 2017 tied to an acquisition the company was undertaking, Silgan Holdings had seen its returns on capital consistently erode over the past several years, given pricing pressure and higher capital requirements as it invested ahead of customer demand. Consequently, we no longer believed that the company met the Fund’s “quality” threshold and used the share-price strength at that time to fund want we viewed as better opportunities. The same rationale could be applied to the sale of the Fund’s position in Actuant. The company was hampered by its exposure to more cyclical end-markets such as energy, but also had made some questionable capital-allocation decisions in its efforts to diversify its business. There had been significant turnover in management, which appears to be a recurrent theme over the past several years; therefore, we felt that we could deploy the Fund’s capital more effectively elsewhere.

We remain optimistic regarding the macroeconomic backdrop within the U.S. and the firming growth that we are witnessing globally. We think that both corporate and consumer confidence remains robust and is manifesting itself through strong demand and revenue growth for most sectors. Inflation and the resultant increases in input costs, however, remain an issue for many companies and likely will not abate in the near term. In our view, the best-positioned businesses are those with pricing power or the ability to reduce costs through investments in automation and efficiency. On a positive note, the first-quarter 2018 corporate earnings reporting season is off to a strong start, with roughly one-quarter of companies in the Russell 2000 Index releasing results as of the end of April.5 Reports overall are ahead of market expectations across industries, and top- and bottom-line growth remains healthy. We feel that this supports our view that valuations remain reasonable – if not attractive – considering that small-cap company shares are trading at just a slight premium to large caps despite higher long-term growth expectations.

We think it is important to note that value stocks outperformed their growth counterparts for the first time in five months in April. While it is probably too soon to call a turn in performance of the investment styles, we believe that higher interest rates bode well for the outperformance of value relative to growth within the small-cap universe as market discount rates increase. In our view, stronger and more stable economic growth should also benefit the value style as investors are not pressed to reach for growth. While we manage a “core” investment strategy with no clear style bias, we would welcome a sustained shift away from high-growth, high-momentum areas of the market, which we believe could have a positive impact on Fund performance.

We are not “resting on our laurels.” As investors and analysts, we must take a step back and review mistakes in an effort to learn, but also to improve our decision-making going forward. Over the next year, we must make difficult decisions, either exiting positions in companies that the Fund has owned for a long time or adding to those positions that we believe will perform for the Fund’s shareholders over the long term. Since the Fund’s inception in November 1998, its shareholders have benefited from the management team’s long-term investment horizon and patience. We hope that shareholders will be patient along with us as we rectify the short-term performance issues and focus on long-term consistency, while striving for lower risk and better downside protection.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

[5]	Source: Russell Investments, May 2018.

2018 Semi-Annual Report	69

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2018)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	-1.66%	7.13%	13.60%	9.46%
	w/SC2	-7.31%	0.98%	12.26%	8.81%
Class C	w/o SC	-2.00%	6.39%	12.82%	8.71%
	w/SC3	-2.98%	5.39%	12.82%	8.71%
Class R4	w/o SC	-1.82%	6.80%	13.31%	9.21%
Institutional Service Class[4]	w/o SC	-1.49%	7.44%	13.94%	9.80%
Institutional Class[4]	w/o SC	-1.49%	7.48%	13.95%	9.79%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

+	Not Annualized
1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

70	Semi-Annual Report 2018

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Small Cap Equity Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index measures performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and it represents approximately 8% of the U.S. market. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased barometer for the small-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Common Stocks	100.2%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Top Sectors
Information Technology	19.1%
Industrials	17.0%
Financials	16.9%
Consumer Discretionary	12.9%
Health Care	12.1%
Materials	8.9%
Consumer Staples	5.1%
Real Estate	4.6%
Energy	2.0%
Telecommunication Services	1.6%
Other	(0.2)%
100.0%

Top Holdings
Emergent BioSolutions, Inc.	3.2%
WSFS Financial Corp.	3.2%
Boston Private Financial Holdings, Inc.	2.8%
Insight Enterprises, Inc.	2.7%
Canadian Western Bank	2.7%
Univest Corp. of Pennsylvania	2.6%
ExlService Holdings, Inc.	2.6%
Glacier Bancorp, Inc.	2.5%
AMN Healthcare Services, Inc.	2.4%
Sensient Technologies Corp.	2.4%
Other	72.9%
100.0%

Top Countries
United States	94.1%
Canada	6.1%
Other	(0.2)%
100.0%

2018 Semi-Annual Report	71

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen U.S. Small Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (100.2%)
CANADA (6.1%)
Financials (2.7%)
Canadian Western Bank	1,811,311	$48,063,683
Industrials (3.4%)
Richelieu Hardware Ltd.	1,152,071	24,863,809
Ritchie Bros Auctioneers, Inc.	1,125,649	36,842,492
		61,706,301
		109,769,984
UNITED STATES (94.1%)
Consumer Discretionary (12.9%)
Core-Mark Holding Co., Inc.	1,102,329	22,719,001
Culp, Inc.	1,072,550	31,693,853
Fox Factory Holding Corp. (a)(b)	1,086,778	36,135,368
G-III Apparel Group Ltd. (a)(b)	1,112,998	40,613,297
LCI Industries (b)	383,386	36,536,686
Lithia Motors, Inc., Class A	292,884	28,075,860
Meredith Corp. (b)	686,813	35,576,913
		231,350,978
Consumer Staples (5.1%)
Cal-Maine Foods, Inc. (a)(b)	783,574	38,160,054
J&J Snack Foods Corp.	210,062	28,864,619
WD-40 Co. (b)	183,256	24,171,466
		91,196,139
Energy (2.0%)
Forum Energy Technologies, Inc. (a)(b)	2,875,232	36,227,923
Financials (14.2%)
AMERISAFE, Inc.	363,459	21,553,119
Boston Private Financial Holdings, Inc.	3,130,406	50,243,016
Glacier Bancorp, Inc. (b)	1,206,448	44,674,769
Univest Corp. of Pennsylvania	1,621,356	46,613,985
WisdomTree Investments, Inc. (b)	3,282,805	34,699,249
WSFS Financial Corp.	1,137,672	56,997,367
		254,781,505
Health Care (12.1%)
AMN Healthcare Services, Inc. (a)(b)	659,184	44,066,450
Emergent BioSolutions, Inc. (a)(b)	1,103,515	57,228,288
Globus Medical, Inc., Class A (a)	706,264	36,153,654
Heska Corp. (a)	247,066	20,165,527
Prestige Brands Holdings, Inc. (a)(b)	908,743	26,753,394
US Physical Therapy, Inc. (b)	369,010	33,672,163
		218,039,476
Industrials (13.6%)
ABM Industries, Inc. (b)	695,056	21,637,093
Beacon Roofing Supply, Inc. (a)	846,033	41,413,315
Casella Waste Systems, Inc., Class A (a)	1,555,618	38,128,197
Gibraltar Industries, Inc. (a)(b)	1,139,706	40,060,666
Heartland Express, Inc. (b)	1,602,031	28,564,213
Multi-Color Corp. (b)	328,762	21,353,092
RBC Bearings, Inc. (a)(b)	229,426	26,700,598
Welbilt, Inc. (a)(b)	1,445,287	27,691,699
		245,548,873
Information Technology (19.1%)
Cabot Microelectronics Corp.	294,551	29,882,199
Ellie Mae, Inc. (a)(b)	384,784	37,274,026
ExlService Holdings, Inc. (a)	801,995	46,363,331
Fair Isaac Corp. (a)	155,213	26,879,787
Insight Enterprises, Inc. (a)	1,404,620	49,793,779
Littelfuse, Inc.	132,805	24,823,911
Manhattan Associates, Inc. (a)(b)	977,642	42,097,265
Paylocity Holding Corp. (a)	528,845	28,890,802
Pegasystems, Inc.	579,040	35,350,392
Rogers Corp. (a)	215,187	22,960,453
		344,315,945
Materials (8.9%)
Kaiser Aluminum Corp.	383,142	37,754,813
Neenah, Inc. (b)	545,357	42,537,846
Quaker Chemical Corp.	251,692	36,996,207
Sensient Technologies Corp. (b)	648,677	43,234,322
		160,523,188
Real Estate (4.6%)
Healthcare Realty Trust, Inc. (b), REIT	987,184	27,473,331
Marcus & Millichap, Inc. (a)	1,071,505	36,602,611
Physicians Realty Trust, REIT	1,295,679	19,357,444
		83,433,386
Telecommunication Services (1.6%)
Shenandoah Telecommunications Co. (b)	747,517	28,218,767
		1,693,636,180
Total Common Stocks		1,803,406,164
Total Investments (Cost $1,674,999,107) (c)—100.2%		1,803,406,164

Liabilities in Excess of Other Assets—(0.2)%		(4,497,121)
Net Assets—100.0%		$1,798,909,043

(a)	Non-income producing security.
(b)	All or a portion of the securities are on loan. The total value of all securities on loan is $453,025,688. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(k) for additional information.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

72	Semi-Annual Report 2018

Statements of Assets and Liabilities (Unaudited)

April 30, 2018

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Focused U.S. Equity Fund	Aberdeen Global Equity Fund
Assets:
Investments, at value	$11,762,117	$14,387,220	$8,447,659,743	$19,583,619	$39,031,538
Short-term investments, at value	107,560	336,615	34,109,434	181,026	222,457
Foreign currency, at value	33,959	57,590	16,554,417	–	10,520
Cash at broker for China A shares	–	1,288	–	–	–
Receivable for investments sold	–	39,794	33,937,657	–	506,534
Interest and dividends receivable	35,165	27,817	17,070,044	4,051	76,594
Receivable for capital shares issued	–	12,611	4,648,124	1,926	2,357
Receivable from Adviser	12,842	11,163	292,714	–	12,651
Tax reclaim receivable	–	–	751,979	–	158,221
Securities lending income receivable	–	1,006	1,606	147	193
Prepaid expenses	42,145	35,678	212,265	53,393	39,546

Total assets	11,993,788	14,910,782	8,555,237,983	19,824,162	40,060,611

Liabilities:
Payable for investments purchased	5,290	49,442	–	–	348,593
Payable for capital shares redeemed	–	30,701	2,930,785	8,012	252,794
Accrued foreign capital gains tax	8,288	–	3,885,521	–	2,389
Accrued expenses and other payables:
Investment advisory fees	9,763	15,172	6,423,228	19,279	29,584
Administration fees	781	971	570,954	1,313	2,630
Sub-transfer agent and administrative services fees	927	2,123	534,440	4,145	632
Custodian fees	5,902	192	318,189	6,980	1,823
Legal fees	196	253	177,027	376	610
Transfer agent fees	14,439	4,460	105,378	5,041	10,005
Distribution fees	502	4,796	101,365	3,670	9,472
Audit fees	20,776	20,280	21,272	21,768	14,993
Fund accounting fees	564	562	69,418	453	3,248
Printing fees	3,414	2,373	–	3,372	4,557
Other	9,066	3	11,785	153	1,001

Total liabilities	79,908	131,328	15,149,362	74,562	682,331

Net Assets	$11,913,880	$14,779,454	$8,540,088,621	$19,749,600	$39,378,280

Cost:
Investments	$9,443,308	$12,620,456	$7,275,506,386	$16,571,784	$32,195,015
Short-term investment	107,560	336,615	34,109,434	181,026	222,457
Foreign currency	33,827	57,214	16,512,137	–	10,510

Represented by:
Capital	$211,972,724	$14,618,381	$7,344,840,311	$16,480,836	$36,781,391
Accumulated net investment income/(loss)	(50,132)	(102,821)	(8,898,178)	(374,918)	91,694
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(202,319,363)	(1,503,246)	35,825,791	631,847	(4,326,892)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,310,651	1,767,140	1,168,320,697	3,011,835	6,832,087

Net Assets	$11,913,880	$14,779,454	$8,540,088,621	$19,749,600	$39,378,280

Net Assets:
Class A Shares	$1,231,529	$7,985,937	$190,389,896	$7,649,412	$31,728,126
Class C Shares	299,950	2,492,407	27,527,444	1,486,290	2,059,631
Class R Shares	14,109	2,839,703	93,364,993	2,112,596	2,625,996
Institutional Service Class Shares	1,991,476	671,819	159,037,118	818,777	508,826
Institutional Class Shares	8,376,816	789,588	8,069,769,170	7,682,525	2,455,701

Total	$11,913,880	$14,779,454	$8,540,088,621	$19,749,600	$39,378,280

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	73

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2018

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Focused U.S. Equity Fund	Aberdeen Global Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	88,192	334,652	12,102,979	1,143,139	2,321,472
Class C Shares	21,893	108,156	1,766,254	697,750	160,615
Class R Shares	1,016	121,098	5,985,389	352,050	201,350
Institutional Service Class Shares	141,909	28,015	10,079,397	117,954	36,754
Institutional Class Shares	595,686	32,866	511,222,869	1,073,679	179,716

Total	848,696	624,787	541,156,888	3,384,572	2,899,907

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$13.96	$23.86	$15.73	$6.69	$13.67
Class C Shares (a)	$13.70	$23.04	$15.59	$2.13	$12.82
Class R Shares	$13.89	$23.45	$15.60	$6.00	$13.04
Institutional Service Class Shares	$14.03	$23.98	$15.78	$6.94	$13.84
Institutional Class Shares	$14.06	$24.02	$15.79	$7.16	$13.66
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.81	$25.32	$16.69	$7.10	$14.50
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying Notes to Financial Statements.

74	Semi-Annual Report 2018

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2018

	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund	Aberdeen Japanese Equities Fund	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund
Assets:
Investments, at value	$522,506,169	$80,713,955	$1,481,952	$1,441,476	$364,004,544
Short-term investments, at value	12,189,580	715,678	874	24,332	3,723,637
Foreign currency, at value	285,020	18,290	5,067	–	–
Cash	–	872	–	–	–
Interest and dividends receivable	1,583,338	287,622	10,157	356	51,726
Receivable for capital shares issued	141,333	3,544	–	–	264,321
Receivable from Adviser	650	19,850	9,736	10,600	18,360
Receivable for investments sold	–	–	6,777	17,164	–
Tax reclaim receivable	1,165,116	25,572	30	–	–
Securities lending income receivable	587	600	–	–	7,385
Prepaid expenses	52,088	34,455	38,317	51,404	48,371

Total assets	537,923,881	81,820,438	1,552,910	1,545,332	368,118,344

Liabilities:
Payable for investments purchased	6,181,290	127,767	4,366	21,917	240,709
Payable for capital shares redeemed	1,343,262	15,821	–	99	529,144
Accrued foreign capital gains tax	–	108,238	–	–	–
Accrued expenses and other payables:
Investment advisory fees	351,633	67,380	823	927	226,000
Audit fees	20,280	21,272	20,772	16,780	19,783
Distribution fees	19,178	14,284	74	29	53,208
Transfer agent fees	24,394	11,310	1,579	1,120	28,956
Administration fees	35,163	5,390	101	99	24,107
Sub-transfer agent and administrative services fees	34,156	6,378	9	24	18,150
Printing fees	6,525	4,889	1,760	1,741	9,542
Legal fees	9,916	693	28	26	6,716
Custodian fees	5,124	4,409	392	293	–
Fund accounting fees	4,593	1,015	467	7	2,994
Other	461	2,237	(1,837)	–	307

Total liabilities	8,035,975	391,083	28,534	43,062	1,159,616

Net Assets	$529,887,906	$81,429,355	$1,524,376	$1,502,270	$366,958,728

Cost:
Investments	$461,216,989	$61,902,358	$1,237,326	$1,224,158	$297,927,428
Short-term investment	12,189,580	715,678	874	24,332	3,723,637
Foreign currency	285,344	18,342	5,078	–	–

Represented by:
Capital	$493,148,789	$60,302,593	$1,276,906	$1,237,817	$275,017,997
Accumulated net investment income/(loss)	2,319,044	317,544	4,814	(464)	348,508
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(26,828,690)	2,105,143	(1,662)	47,599	25,515,107
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	61,248,763	18,704,075	244,318	217,318	66,077,116

Net Assets	$529,887,906	$81,429,355	$1,524,376	$1,502,270	$366,958,728

Net Assets:
Class A Shares	$34,199,382	$60,421,981	$277,053	$56,647	$245,385,107
Class C Shares	11,062,754	796,365	12,304	13,842	3,282,555
Class R Shares	6,835,566	2,629,349	12,455	13,996	204,053
Institutional Service Class Shares	100,665,619	41,016	12,600	21,504	111,133,759
Institutional Class Shares	377,124,585	17,540,644	1,209,964	1,396,281	6,953,254

Total	$529,887,906	$81,429,355	$1,524,376	$1,502,270	$366,958,728

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	75

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2018

	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,269,576	1,891,976		22,712	4,494	19,542,649
Class C Shares	781,158	27,171		1,021	1,115	300,251
Class R Shares	475,659	86,596		1,022	1,115	17,356
Institutional Service Class Shares	6,547,318	1,276		1,029	1,702	8,330,763
Institutional Class Shares	24,441,417	548,132		98,821	110,515	519,874

Total	34,515,128	2,555,151		124,605	118,941	28,710,893

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$15.07	$31.94	(b)	$12.20	$12.61	$12.56
Class C Shares (a)	$14.16	$29.31		$12.05	$12.41	$10.93
Class R Shares	$14.37	$30.36		$12.19	$12.55	$11.76
Institutional Service Class Shares	$15.38	$32.14	(b)	$12.24	$12.63	$13.34
Institutional Class Shares	$15.43	$32.00		$12.24	$12.63	$13.37
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.99	$33.89		$12.94	$13.38	$13.33
Maximum Sales Charge:
Class A Shares	5.75%	5.75%		5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on April 30, 2018 due to financial statement rounding and/or financial statement adjustments.

See accompanying Notes to Financial Statements.

76	Semi-Annual Report 2018

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2018

Aberdeen U.S. Small Cap Equity Fund
Assets:
Investments, at value	$1,803,406,164
Cash	5,135,603
Receivable for investments sold	5,949,545
Receivable for capital shares issued	1,942,201
Interest and dividends receivable	412,576
Securities lending income receivable	75,596
Prepaid expenses	102,425

Total assets	1,817,024,110

Liabilities:
Payable for investments purchased	2,412,707
Payable for capital shares redeemed	7,909,992
Securities on Loan Payable	5,850,000
Accrued expenses and other payables:
Investment advisory fees	1,218,524
Sub-transfer agent and administrative services fees	270,685
Distribution fees	134,317
Administration fees	120,620
Transfer agent fees	83,465
Printing fees	39,229
Legal fees	35,328
Audit fees	20,280
Fund accounting fees	14,005
Custodian fees	3,165
Other	2,750

Total liabilities	18,115,067

Net Assets	$1,798,909,043

Cost:
Investments	$1,674,999,107

Represented by:
Capital	$1,593,156,760
Accumulated net investment loss	(4,449,535)
Accumulated net realized gain from investments and foreign currency transactions	81,795,648
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	128,406,170

Net Assets	$1,798,909,043

Net Assets:
Class A Shares	$288,232,398
Class C Shares	83,585,750
Class R Shares	10,394,728
Institutional Service Class Shares	57,600,264
Institutional Class Shares	1,359,095,903

Total	$1,798,909,043

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	77

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2018

	Aberdeen U.S. Small Cap Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	8,229,313
Class C Shares	2,756,687
Class R Shares	321,162
Institutional Service Class Shares	1,558,882
Institutional Class Shares	36,798,809

Total	49,664,853

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$35.03	(b)
Class C Shares (a)	$30.32
Class R Shares	$32.37
Institutional Service Class Shares	$36.95
Institutional Class Shares	$36.93
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$37.17
Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on April 30, 2018 due to financial statement rounding and/or financial statement adjustments.

See accompanying Notes to Financial Statements.

78	Semi-Annual Report 2018

Statements of Operations (Unaudited)

For the Six-Month Period Ended April 30, 2018

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Focused U.S. Equity Fund	Aberdeen Global Equity Fund
INVESTMENT INCOME:
Dividend income	$92,475	$41,714	$75,735,879	$157,098	$471,402
Interest income	1,126	1,835	502,241	3,055	2,819
Securities lending income, net	–	1,020	10,538	189	270
Foreign tax withholding	(4,622)	(2)	(9,834,486)	(2,505)	(40,404)
Other income	10	10	10	10	4,437

Total Income	88,989	44,577	66,414,182	157,847	438,524

EXPENSES:
Investment advisory fees	58,676	88,225	39,801,510	89,234	187,635
Administration fees	4,694	5,646	3,537,912	9,048	16,679
Distribution fees Class A	1,431	9,923	253,803	10,393	41,669
Distribution fees Class C	1,408	12,417	144,341	8,170	10,781
Distribution fees Class R	35	5,278	221,982	5,482	7,510
Sub-transfer agent and administrative service fees Institutional Class	2,394	348	2,254,359	6,375	354
Sub-transfer agent and administrative service fees Class A	235	3,698	253,803	4,406	12,512
Sub-transfer agent and administrative service fees Class C	37	1,926	20,849	962	2,342
Sub-transfer agent and administrative service fees Class R	–	1,463	62,285	2,571	3,755
Sub-transfer agent and administrative service fees Institutional Service Class	869	280	86,639	514	226
Fund accounting fees	3,622	3,723	421,377	1,291	5,881
Transfer agent fees	12,268	11,003	347,477	12,725	28,831
Trustee fees	352	428	281,613	780	1,328
Legal fees	330	396	257,922	779	1,312
Printing fees	4,181	4,877	113,804	5,731	7,806
Custodian fees	14,980	7,884	2,486,283	8,462	8,804
Registration and filing fees	34,275	38,620	88,932	34,862	32,959
Audit fees	17,926	17,430	18,422	18,918	19,643
Dividend expense for securities sold short	–	–	–	10,238	–
Other	18,194	4,168	507,359	3,717	10,687
Interest expense (Note 10)	–	–	895	476	–

Total operating expenses before reimbursed/waived expenses	175,907	217,733	51,161,567	235,134	400,714

Expenses reimbursed	(98,584)	(70,335)	(1,535,137)	(85,583)	(76,167)
Broker related expenses for securities sold short reduced by Adviser	–	–	–	(1,652)	–

Net expenses	77,323	147,398	49,626,430	147,899	324,547

Net Investment Income/(Loss)	11,666	(102,821)	16,787,752	9,948	113,977

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions and securities sold short	208,639	67,310	195,534,920	2,046,027	1,441,329
Realized gain/(loss) on foreign currency transactions	403	(456)	(1,716,302)	(1,148)	(1,985)

Net realized gain from investments and foreign currency transactions	209,042	66,854	193,818,618	2,044,879	1,439,344

Net change in unrealized appreciation/(depreciation) on investment transactions (including $1,799, $0, $1,588,764, $0 and $29,200 change in deferred capital gains tax, respectively)	418,291	963,366	(102,617,554)	(2,002,855)	(684,951)
Net change in unrealized appreciation/(depreciation) on securities sold short	–	–	–	1,350,716	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	126	272	110,042	–	(1,188)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	418,417	963,638	(102,507,512)	(652,139)	(686,139)

Net realized/unrealized gain from investments and foreign currency transactions	627,459	1,030,492	91,311,106	1,392,740	753,205

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$639,125	$927,671	$108,098,858	$1,402,688	$867,182

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	79

Statements of Operations (Unaudited) (continued)

For the Six-Month Period Ended April 30, 2018

	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund	Aberdeen Japanese Equities Fund	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$6,374,716	$1,502,533	$14,787	$8,218	$2,426,572
Interest income	84,009	6,163	82	275	32,934
Securities lending income, net	6,340	3,338	11	–	12,554
Foreign tax withholding	(546,028)	(40,138)	(1,713)	(171)	(39,950)
Other income	17,111	10	–	–	160

Total Income	5,936,148	1,471,906	13,167	8,322	2,432,270

EXPENSES:
Investment advisory fees	2,136,907	469,631	5,048	5,562	1,389,488
Administration fees	213,691	32,282	621	593	148,212
Distribution fees Class A	46,009	75,079	374	63	309,880
Distribution fees Class C	59,091	5,880	62	70	17,464
Distribution fees Class R	18,056	5,016	31	35	618
Sub-transfer agent and administrative service fees Class A	23,711	22,327	120	–	48,249
Sub-transfer agent and administrative service fees Institutional Class	39,419	5,166	7	7	1,604
Sub-transfer agent and administrative service fees Class C	7,789	729	–	–	2,007
Sub-transfer agent and administrative service fees Class R	5,235	1,638	–	–	228
Sub-transfer agent and administrative service fees Institutional Service Class	38,416	31	–	–	39,874
Fund accounting fees	28,276	6,854	3,145	66	17,393
Transfer agent fees	76,027	34,800	3,695	5,855	99,047
Trustee fees	16,444	2,498	48	45	11,453
Legal fees	15,145	2,673	43	41	10,611
Printing fees	15,745	9,178	2,525	2,491	17,131
Custodian fees	58,758	21,412	1,834	1,277	6,789
Registration and filing fees	36,980	37,056	33,059	38,315	36,952
Audit fees	17,430	18,422	18,422	17,430	16,934
Other	36,116	12,854	1,864	1,862	22,452

Total operating expenses before reimbursed/waived expenses	2,889,245	763,526	70,898	73,712	2,196,386

Expenses reimbursed	(1,370)	(149,837)	(62,544)	(66,129)	(112,689)

Net expenses	2,887,875	613,689	8,354	7,583	2,083,697

Net Investment Income	3,048,273	858,217	4,813	739	348,573

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short	13,155,887	2,628,224	(173)	47,686	25,722,267
Realized gain/(loss) on foreign currency transactions	(43,781)	8,430	472	11	(29,248)

Net realized gain from investments and foreign currency transactions	13,112,106	2,636,654	299	47,697	25,693,019

Net change in unrealized appreciation/(depreciation) on investment transactions (including $0, $108,238, $0, $0 and $0 change in deferred capital gains tax, respectively)	(9,081,492)	709,644	23,658	175	(1,349,573)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(32,948)	1,274	(239)	–	–

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(9,114,440)	710,918	23,419	175	(1,349,573)

Net realized/unrealized gain from investments and foreign currency transactions	3,997,666	3,347,572	23,718	47,872	24,343,446

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,045,939	$4,205,789	$28,531	$48,611	$24,692,019

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

80	Semi-Annual Report 2018

Statements of Operations (Unaudited) (concluded)

For the Six-Month Period Ended April 30, 2018

Aberdeen U.S. Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$10,702,892
Interest income	205,133
Securities lending income, net	371,436
Foreign tax withholding	(188,479)
Other income	60,761

Total Income	11,151,743

EXPENSES:
Investment advisory fees	7,732,347
Administration fees	765,796
Distribution fees Class A	382,623
Distribution fees Class C	458,554
Distribution fees Class R	35,414
Sub-transfer agent and administrative service fees Institutional Class	699,378
Sub-transfer agent and administrative service fees Class A	199,933
Sub-transfer agent and administrative service fees Class C	46,001
Sub-transfer agent and administrative service fees Class R	17,707
Sub-transfer agent and administrative service fees Institutional Service Class	32,434
Fund accounting fees	91,416
Transfer agent fees	210,456
Trustee fees	60,313
Legal fees	55,357
Printing fees	166,393
Custodian fees	35,968
Registration and filing fees	79,366
Audit fees	17,430
Other	106,886

Total expenses before reimbursed/waived expenses	11,193,772

Interest expense (Note 10)	1,120

Net expenses	11,194,892

Net Investment Loss	(43,149)

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions and securities sold short	84,897,568
Realized gain/(loss) on foreign currency transactions	20,670

Net realized gain from investments and foreign currency transactions	84,918,238

Net change in unrealized appreciation/(depreciation) on investment transactions	(112,319,670)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,187)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(112,320,857)

Net realized/unrealized (loss) from investments and foreign currency transactions	(27,402,619)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(27,445,768)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	81

Statements of Changes in Net Assets

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$11,666	$121,806	$(102,821)	$102,144	$16,787,752	$95,620,933
Net realized gain/(loss) from investments and foreign currency transactions	209,042	100,517	66,854	(859,703)	193,818,618	6,653,200
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	418,417	2,553,163	963,638	3,398,896	(102,507,512)	1,304,751,654

Changes in net assets resulting from operations	639,125	2,775,486	927,671	2,641,337	108,098,858	1,407,025,787

Distributions to Shareholders From:
Net investment income:
Class A	(13,599)	–	(77,458)	(72,703)	(2,033,400)	(1,481,671)
Class C	(3,170)	–	(3,352)	–	(133,381)	(51,789)
Class R	(149)	–	(13,319)	(10,909)	(798,320)	(348,298)
Institutional Service Class	(28,197)	–	(7,909)	(8,632)	(1,962,131)	(3,210,803)
Institutional Class	(113,566)	–	(11,540)	(10,628)	(110,260,132)	(84,335,789)

Change in net assets from shareholder distributions	(158,681)	–	(113,578)	(102,872)	(115,187,364)	(89,428,350)

Common Stock Transactions:
Change in net assets from capital transactions	137,345	(6,143,973)	638,933	(3,809,988)	(155,042,301)	(575,877,933)

Change in net assets	617,789	(3,368,487)	1,453,026	(1,271,523)	(162,130,807)	741,719,504

Net Assets:
Beginning of period	11,296,091	14,664,578	13,326,428	14,597,951	8,702,219,428	7,960,499,924

End of period	$11,913,880	$11,296,091	$14,779,454	$13,326,428	$8,540,088,621	$8,702,219,428

Accumulated net investment income/(loss) at end of period	$(50,132)	$96,883	$(102,821)	$113,578	$(8,898,178)	$89,501,434

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

82	Semi-Annual Report 2018

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$167,054	$189,725	$1,540,445	$1,152,279	$27,640,030	$52,739,091
Dividends reinvested	12,291	–	53,773	52,296	1,610,943	1,185,696
Cost of shares redeemed	(30,444)	(108,493)	(1,567,319)	(2,440,453)	(47,373,508)	(62,742,101)

Total Class A	148,901	81,232	26,899	(1,235,878)	(18,122,535)	(8,817,314)

Class C Shares
Proceeds from shares issued	20,574	215,826	118,966	228,665	2,817,071	6,990,946
Dividends reinvested	2,596	–	2,975	–	104,126	35,609
Cost of shares redeemed	–	(29,512)	(224,285)	(1,908,843)	(4,086,279)	(7,356,666)

Total Class C	23,170	186,314	(102,344)	(1,680,178)	(1,165,082)	(330,111)

Class R Shares
Proceeds from shares issued	–	–	1,153,090	602,537	16,332,782	26,866,922
Dividends reinvested	149	–	10,953	8,749	750,126	314,211
Cost of shares redeemed	–	–	(270,908)	(454,181)	(3,027,307)	(5,003,437)

Total Class R	149	–	893,135	157,105	14,055,601	22,177,696

Institutional Service Class Shares
Proceeds from shares issued	1,385	84,651	25,238	41,047	4,825,024	28,706,149
Dividends reinvested	27,904	–	7,713	8,463	1,961,264	3,210,247
Cost of shares redeemed	(158,584)	(2,785,936)	(18,558)	(286,571)	(54,549,354)	(203,993,186)

Total Institutional Service Class	(129,295)	(2,701,285)	14,393	(237,061)	(47,763,066)	(172,076,790)

Institutional Class Shares
Proceeds from shares issued	546,691	834,777	38,033	1,399,308	758,446,746	1,713,068,009
Dividends reinvested	65,508	–	7,895	6,680	86,989,913	64,624,339
Cost of shares redeemed	(517,779)	(4,545,011)	(239,078)	(2,219,964)	(947,483,878)	(2,194,523,762)

Total Institutional Class	94,420	(3,710,234)	(193,150)	(813,976)	(102,047,219)	(416,831,414)

Change in net assets from capital transactions:	$137,345	$(6,143,973)	$638,933	$(3,809,988)	$(155,042,301)	$(575,877,933)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	83

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

SHARE TRANSACTIONS:
Class A Shares
Issued	11,882	15,917	64,461	55,342	1,699,140	3,732,112
Reinvested	917	–	2,338	3,012	102,282	96,713
Redeemed	(2,218)	(9,623)	(65,405)	(120,690)	(2,917,486)	(4,529,942)

Total Class A Shares	10,581	6,294	1,394	(62,336)	(1,116,064)	(701,117)

Class C Shares
Issued	1,464	17,639	5,016	11,471	174,827	489,143
Reinvested	197	–	134	–	6,662	2,926
Redeemed	–	(2,980)	(9,832)	(103,192)	(255,316)	(528,671)

Total Class C Shares	1,661	14,659	(4,682)	(91,721)	(73,827)	(36,602)

Class R Shares
Issued	–	–	48,389	30,329	1,015,965	1,913,112
Reinvested	12	–	484	512	48,024	25,797
Redeemed	–	–	(11,644)	(22,985)	(188,165)	(360,090)

Total Class R Shares	12	–	37,229	7,856	875,824	1,578,819

Institutional Service Class Shares
Issued	100	7,176	1,028	2,039	296,422	1,952,623
Reinvested	2,073	–	334	485	124,367	261,847
Redeemed	(11,349)	(263,641)	(771)	(14,724)	(3,390,677)	(13,812,530)

Total Institutional Service Class Shares	(9,176)	(256,465)	591	(12,200)	(2,969,888)	(11,598,060)

Institutional Class Shares
Issued	39,694	67,265	1,552	73,512	46,465,915	122,237,902
Reinvested	4,860	–	342	383	5,512,669	5,266,857
Redeemed	(36,978)	(386,939)	(9,948)	(117,761)	(58,092,191)	(152,745,541)

Total Institutional Class Shares	7,576	(319,674)	(8,054)	(43,866)	(6,113,607)	(25,240,782)

Total change in shares:	10,654	(555,186)	26,478	(202,267)	(9,397,562)	(35,997,742)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

84	Semi-Annual Report 2018

Statements of Changes in Net Assets (continued)

	Aberdeen Focused U.S. Equity Fund		Aberdeen Global Equity Fund		Aberdeen International Equity Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$9,948	$(544,434)	$113,977	$727,759	$3,048,273	$6,592,458
Net realized gain from investments and foreign currency transactions	2,044,879	7,961,932	1,439,344	9,103,022	13,112,106	3,308,873
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(652,139)	(3,377,808)	(686,139)	7,256,847	(9,114,440)	81,658,606

Changes in net assets resulting from operations	1,402,688	4,039,690	867,182	17,087,628	7,045,939	91,559,937

Distributions to Shareholders From:
Net investment income:
Class A	–	–	(216,137)	(409,109)	(326,763)	(594,323)
Class C	–	–	–	(13,245)	(23,529)	(85,811)
Class R	–	–	(13,585)	(27,516)	(48,077)	(81,487)
Institutional Service Class	–	–	(5,519)	(6,791)	(1,273,030)	(1,623,239)
Institutional Class	–	–	(29,395)	(364,408)	(4,625,167)	(5,095,583)
Net realized gains:
Class A	(2,185,025)	(1,313,126)	(2,677,782)	–	–	–
Class C	(901,896)	(710,750)	(184,263)	–	–	–
Class R	(616,821)	(329,447)	(248,599)	–	–	–
Institutional Service Class	(241,404)	(80,401)	(42,571)	–	–	–
Institutional Class	(2,610,765)	(5,697,016)	(223,734)	–	–	–

Change in net assets from shareholder distributions	(6,555,911)	(8,130,740)	(3,641,585)	(821,069)	(6,296,566)	(7,480,443)

Common Stock Transactions:
Change in net assets from capital transactions	(1,935,572)	(39,750,103)	(701,105)	(60,773,721)	(3,955,218)	(9,083,114)

Change in net assets	(7,088,795)	(43,841,153)	(3,475,508)	(44,507,162)	(3,205,845)	74,996,380

Net Assets:
Beginning of period	26,838,395	70,679,548	42,853,788	87,360,950	533,093,751	458,097,371

End of period	$19,749,600	$26,838,395	$39,378,280	$42,853,788	$529,887,906	$533,093,751

Accumulated net investment income/(loss) at end of period	$(374,918)	$(384,866)	$91,694	$242,353	$2,319,044	$5,567,337

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	85

Statements of Changes in Net Assets (continued)

	Aberdeen Focused U.S. Equity Fund		Aberdeen Global Equity Fund		Aberdeen International Equity Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$934,298	$1,638,105	$726,798	$2,972,034	$1,964,201	$9,090,986
Proceeds of shares issued in connection with fund merger	–	–	–	8,732,862	–	–
Dividends reinvested	1,640,101	1,085,391	2,512,455	376,258	273,405	514,894
Cost of shares redeemed	(2,749,388)	(4,269,568)	(3,612,038)	(35,583,933)	(7,806,641)	(24,986,938)

Total Class A	(174,989)	(1,546,072)	(372,785)	(23,502,779)	(5,569,035)	(15,381,058)

Class C Shares
Proceeds from shares issued	191,859	323,903	94,802	77,042	308,564	621,287
Proceeds of shares issued in connection with fund merger	–	–	–	1,432,891	–	–
Dividends reinvested	678,836	400,441	147,825	7,308	19,695	63,239
Cost of shares redeemed	(414,427)	(1,833,234)	(217,483)	(1,312,269)	(1,724,848)	(4,988,505)

Total Class C	456,268	(1,108,890)	25,144	204,972	(1,396,589)	(4,303,979)

Class R Shares
Proceeds from shares issued	60,552	370,353	481,326	593,383	528,609	1,557,602
Proceeds of shares issued in connection with fund merger	–	–	–	2,166,589	–	–
Dividends reinvested	616,821	329,447	139,402	13,090	36,812	63,546
Cost of shares redeemed	(344,741)	(952,724)	(900,485)	(1,621,041)	(1,084,708)	(3,191,931)

Total Class R	332,632	(252,924)	(279,757)	1,152,021	(519,287)	(1,570,783)

Institutional Service Class Shares
Proceeds from shares issued	160,555	281,733	–	–	1,474,230	5,183,873
Proceeds of shares issued in connection with fund merger	–	–	–	624,420	–	–
Dividends reinvested	241,405	80,401	48,090	6,781	1,218,598	1,555,578
Cost of shares redeemed	(232,584)	(209,619)	(73,009)	(180,620)	(8,599,765)	(19,212,691)

Total Institutional Service Class	169,376	152,515	(24,919)	450,581	(5,906,937)	(12,473,240)

Institutional Class Shares
Proceeds from shares issued	2,531,912	8,412,055	290,873	7,518,659	35,852,387	65,995,458
Proceeds of shares issued in connection with fund merger	–	–	–	582,702	–	–
Dividends reinvested	2,427,578	5,503,242	225,818	359,934	4,599,171	5,052,139
Cost of shares redeemed	(7,678,349)	(50,910,029)	(565,479)	(47,539,811)	(31,014,928)	(46,401,651)

Total Institutional Class	(2,718,859)	(36,994,732)	(48,788)	(39,078,516)	9,436,630	24,645,946

Change in net assets from capital transactions:	$(1,935,572)	$(39,750,103)	$(701,105)	$(60,773,721)	$(3,955,218)	$(9,083,114)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

86	Semi-Annual Report 2018

Statements of Changes in Net Assets (continued)

	Aberdeen Focused U.S. Equity Fund		Aberdeen Global Equity Fund		Aberdeen International Equity Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

SHARE TRANSACTIONS:
Class A Shares
Issued	133,558	200,699	51,622	223,492	129,072	685,812
Issued in connection with fund merger	–	–	–	728,321	–	–
Reinvested	246,632	136,527	182,724	30,917	18,094	42,308
Redeemed	(349,688)	(518,277)	(252,687)	(2,559,089)	(511,766)	(1,853,771)

Total Class A Shares	30,502	(181,051)	(18,341)	(1,576,359)	(364,600)	(1,125,651)

Class C Shares
Issued	87,723	78,073	7,126	6,167	21,623	47,715
Issued in connection with fund merger	–	–	–	126,679	–	–
Reinvested	320,206	101,121	11,433	636	1,384	5,514
Redeemed	(145,549)	(441,456)	(16,244)	(103,517)	(120,090)	(385,680)

Total Class C Shares	262,380	(262,262)	2,315	29,965	(97,083)	(332,451)

Class R Shares
Issued	8,541	48,890	36,330	46,518	36,170	117,324
Issued in connection with fund merger	–	–	–	187,862	–	–
Reinvested	103,320	44,701	10,609	1,120	2,553	5,464
Redeemed	(47,856)	(124,605)	(66,898)	(127,659)	(74,849)	(242,496)

Total Class R Shares	64,005	(31,014)	(19,959)	107,841	(36,126)	(119,708)

Institutional Service Class Shares
Issued	19,966	34,118	–	–	94,107	372,391
Issued in connection with fund merger	–	–	–	51,283	–	–
Reinvested	35,037	9,865	3,457	551	79,130	125,348
Redeemed	(33,081)	(24,918)	(5,054)	(13,571)	(548,455)	(1,404,687)

Total Institutional Service Class Shares	21,922	19,065	(1,597)	38,263	(375,218)	(906,948)

Institutional Class Shares
Issued	350,581	976,594	20,063	569,806	2,318,601	4,740,246
Issued in connection with fund merger	–	–	–	48,395	–	–
Reinvested	341,913	661,447	16,447	29,551	297,681	405,794
Redeemed	(1,006,411)	(5,977,260)	(40,484)	(3,381,873)	(1,979,122)	(3,332,221)

Total Institutional Class Shares	(313,917)	(4,339,219)	(3,974)	(2,734,121)	637,160	1,813,819

Total change in shares:	64,892	(4,794,481)	(41,556)	(4,134,411)	(235,867)	(670,939)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	87

Statements of Changes in Net Assets (continued)

	Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund		Aberdeen U.S. Mid Cap Equity Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$858,217	$337,781	$4,813	$5,918	$739	$2,841
Net realized gain from investments and foreign currency transactions	2,636,654	2,673,748	299	14,670	47,697	127,337
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	710,918	11,818,012	23,419	130,078	175	144,525

Changes in net assets resulting from operations	4,205,789	14,829,541	28,531	150,666	48,611	274,703

Distributions to Shareholders From:
Net investment income:
Class A	(322,471)	(266,730)	(724)	(55)	(21)	(20)
Class R	(4,719)	(4,254)	–	–	–	(6)
Institutional Service Class	(303)	(94)	(43)	(40)	(24)	(40)
Institutional Class	(133,553)	(152,102)	(4,157)	(3,825)	(2,309)	(3,884)
Net realized gains:
Class A	(1,630,515)	(149,508)	(3,417)	(192)	(4,139)	(234)
Class C	(36,944)	(3,656)	(143)	(95)	(1,220)	(212)
Class R	(47,517)	(3,129)	(143)	(95)	(1,220)	(215)
Institutional Service Class	(1,304)	(151)	(144)	(95)	(1,225)	(215)
Institutional Class	(468,741)	(55,347)	(13,776)	(9,141)	(119,752)	(20,608)

Change in net assets from shareholder distributions	(2,646,067)	(634,971)	(22,547)	(13,538)	(129,910)	(25,434)

Common Stock Transactions:
Change in net assets from capital transactions	(98,099)	(7,781,845)	16,775	248,338	158,657	78,207

Change in net assets	1,461,623	6,412,725	22,759	385,466	77,358	327,476

Net Assets:
Beginning of period	79,967,732	73,555,007	1,501,617	1,116,151	1,424,912	1,097,436

End of period	$81,429,355	$79,967,732	$1,524,376	$1,501,617	$1,502,270	$1,424,912

Accumulated net investment income/(loss) at end of period	$317,544	$(79,627)	$4,814	$4,925	$(464)	$1,151

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

88	Semi-Annual Report 2018

Statements of Changes in Net Assets (continued)

	Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund		Aberdeen U.S. Mid Cap Equity Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,334,490	$8,666,909	$56,372	$239,852	$9,353	$28,765
Dividends reinvested	1,880,760	399,285	4,142	247	4,160	254
Cost of shares redeemed	(3,440,394)	(11,268,150)	(62,145)	(5,052)	(315)	–

Total Class A	(225,144)	(2,201,956)	(1,631)	235,047	13,198	29,019

Class C Shares
Proceeds from shares issued	9,189	1,792,572	–	–	–	–
Dividends reinvested	34,906	3,468	143	95	1,220	212
Cost of shares redeemed	(866,190)	(1,741,386)	–	–	–	–

Total Class C	(822,095)	54,654	143	95	1,220	212

Class R Shares
Proceeds from shares issued	1,187,828	811,598	–	–	–	–
Dividends reinvested	35,282	5,036	143	95	1,221	221
Cost of shares redeemed	(336,480)	(339,379)	–	–	–	–

Total Class R	886,630	477,255	143	95	1,221	221

Institutional Service Class Shares
Proceeds from shares issued	620	9,530	–	–	7,425	–
Dividends reinvested	1,607	245	187	135	1,248	255
Cost of shares redeemed	(13,868)	(30,673)	–	–	–	–

Total Institutional Service Class	(11,641)	(20,898)	187	135	8,673	255

Institutional Class Shares
Proceeds from shares issued	773,663	3,086,912	–	–	16,453	24,031
Dividends reinvested	595,871	186,470	17,933	12,966	122,061	24,492
Cost of shares redeemed	(1,295,383)	(9,364,282)	–	–	(4,169)	(23)

Total Institutional Class	74,151	(6,090,900)	17,933	12,966	134,345	48,500

Change in net assets from capital transactions:	$(98,099)	$(7,781,845)	$16,775	$248,338	$158,657	$78,207

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	89

Statements of Changes in Net Assets (continued)

	Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund		Aberdeen U.S. Mid Cap Equity Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

SHARE TRANSACTIONS:
Class A Shares
Issued	41,826	320,012	4,536	21,263	735	2,348
Reinvested	60,709	16,398	338	23	326	22
Redeemed	(107,964)	(423,079)	(5,031)	(431)	(24)	–

Total Class A Shares	(5,429)	(86,669)	(157)	20,855	1,037	2,370

Class C Shares
Issued	311	69,769	–	–	–	–
Reinvested	1,225	154	12	9	96	19
Redeemed	(29,657)	(63,826)	–	–	–	–

Total Class C Shares	(28,121)	6,097	12	9	96	19

Class R Shares
Issued	39,248	31,315	–	–	–	–
Reinvested	1,197	217	12	10	96	19
Redeemed	(11,102)	(12,508)	–	–	–	–

Total Class R Shares	29,343	19,024	12	10	96	19

Institutional Service Class Shares
Issued	18	308	–	–	582	–
Reinvested	52	10	15	13	98	22
Redeemed	(422)	(1,155)	–	–	–	–

Total Institutional Service Class Shares	(352)	(837)	15	13	680	22

Institutional Class Shares
Issued	24,148	112,417	–	–	1,283	1,867
Reinvested	19,216	7,658	1,459	1,277	9,536	2,151
Redeemed	(40,552)	(336,755)	–	–	(320)	(2)

Total Institutional Class Shares	2,812	(216,680)	1,459	1,277	10,499	4,016

Total change in shares:	(1,747)	(279,065)	1,341	22,164	12,408	6,446

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

90	Semi-Annual Report 2018

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Multi-Cap Equity Fund		Aberdeen U.S. Small Cap Equity Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$348,573	$1,239,926	$(43,149)	$(3,039,782)
Net realized gain from investments and foreign currency transactions	25,693,019	38,843,861	84,918,238	115,723,157
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(1,349,573)	28,261,064	(112,320,857)	224,842,396

Changes in net assets resulting from operations	24,692,019	68,344,851	(27,445,768)	337,525,771

Distributions to Shareholders From:
Net investment income:
Class A	(726,057)	(287,332)	–	–
Institutional Service Class	(482,795)	(272,427)	–	–
Institutional Class	(30,814)	(22,533)	–	–
Net realized gains:
Class A	(24,400,462)	(26,189,382)	–	–
Class C	(399,312)	(739,985)	–	–
Class R	(17,226)	(33,344)	–	–
Institutional Service Class	(10,403,105)	(11,296,496)	–	–
Institutional Class	(621,259)	(757,559)	–	–

Change in net assets from shareholder distributions	(37,081,030)	(39,599,058)	–	–

Common Stock Transactions:
Change in net assets from capital transactions	17,635,353	(7,197,173)	(136,601,623)	480,510,982

Change in net assets	5,246,342	21,548,620	(164,047,391)	818,036,753

Net Assets:
Beginning of period	361,712,386	340,163,766	1,962,956,434	1,144,919,681

End of period	$366,958,728	$361,712,386	$1,798,909,043	$1,962,956,434

Accumulated net investment income/(loss) at end of period	$348,508	$1,239,601	$(4,449,535)	$(4,406,386)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	91

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Multi-Cap Equity Fund		Aberdeen U.S. Small Cap Equity Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,144,815	$3,928,729	$39,711,577	$191,289,180
Dividends reinvested	22,908,926	24,007,105	–	–
Cost of shares redeemed	(12,089,770)	(30,332,254)	(63,918,775)	(195,976,089)

Total Class A	11,963,971	(2,396,420)	(24,207,198)	(4,686,909)

Class C Shares
Proceeds from shares issued	129,872	430,378	5,726,297	35,506,760
Dividends reinvested	342,668	404,673	–	–
Cost of shares redeemed	(564,355)	(3,413,355)	(16,324,596)	(35,730,729)

Total Class C	(91,815)	(2,578,304)	(10,598,299)	(223,969)

Class R Shares
Proceeds from shares issued	174,700	53,756	3,466,455	10,098,588
Dividends reinvested	29	28	–	–
Cost of shares redeemed	(118,747)	(176,583)	(13,635,244)	(6,938,875)

Total Class R	55,982	(122,799)	(10,168,789)	3,159,713

Institutional Service Class Shares
Proceeds from shares issued	668,627	952,791	10,771,568	36,790,412
Dividends reinvested	10,647,373	11,275,476	–	–
Cost of shares redeemed	(6,260,878)	(13,475,239)	(14,073,297)	(34,169,491)

Total Institutional Service Class	5,055,122	(1,246,972)	(3,301,729)	2,620,921

Institutional Class Shares
Proceeds from shares issued	886,480	2,681,977	257,216,937	889,508,996
Dividends reinvested	571,317	722,772	–	–
Cost of shares redeemed	(805,704)	(4,257,427)	(345,542,545)	(409,867,770)

Total Institutional Class	652,093	(852,678)	(88,325,608)	479,641,226

Change in net assets from capital transactions:	$17,635,353	$(7,197,173)	$(136,601,623)	$480,510,982

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

92	Semi-Annual Report 2018

Statements of Changes in Net Assets (concluded)

	Aberdeen U.S. Multi-Cap Equity Fund		Aberdeen U.S. Small Cap Equity Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

SHARE TRANSACTIONS:
Class A Shares
Issued	90,197	319,724	1,113,245	5,853,236
Reinvested	1,846,005	2,082,143	–	–
Redeemed	(942,080)	(2,463,388)	(1,779,686)	(5,997,812)

Total Class A Shares	994,122	(61,521)	(666,441)	(144,576)

Class C Shares
Issued	11,739	41,110	183,330	1,243,834
Reinvested	31,641	39,480	–	–
Redeemed	(50,415)	(311,583)	(526,948)	(1,252,586)

Total Class C Shares	(7,035)	(230,993)	(343,618)	(8,752)

Class R Shares
Issued	14,532	4,807	104,513	333,805
Reinvested	3	2	–	–
Redeemed	(10,092)	(15,003)	(408,077)	(223,666)

Total Class R Shares	4,443	(10,194)	(303,564)	110,139

Institutional Service Class Shares
Issued	49,262	73,719	282,716	1,067,698
Reinvested	808,457	927,260	–	–
Redeemed	(460,108)	(1,041,741)	(373,820)	(989,421)

Total Institutional Service Class Shares	397,611	(40,762)	(91,104)	78,277

Institutional Class Shares
Issued	64,600	206,077	6,793,787	26,250,509
Reinvested	43,282	59,341	–	–
Redeemed	(58,678)	(323,215)	(9,141,209)	(11,856,653)

Total Institutional Class Shares	49,204	(57,797)	(2,347,422)	14,393,856

Total change in shares:	1,438,345	(401,267)	(3,752,149)	14,428,944

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	93

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$13.41	$–	(g)	$0.72	$0.72	$(0.17)	$–	$(0.17)	$13.96
Year Ended October 31, 2017	10.49	0.12		2.80	2.92	–	–	–	13.41
Year Ended October 31, 2016	10.04	0.18	(i)	0.48	0.66	(0.21)	–	(0.21)	10.49
Year Ended October 31, 2015	12.08	0.14		(1.68)	(1.54)	(0.30)	(0.20)	(0.50)	10.04
Year Ended October 31, 2014	12.01	0.14		0.15	0.29	(0.15)	(0.07)	(0.22)	12.08
Year Ended October 31, 2013	11.73	0.17		0.54	0.71	(0.27)	(0.16)	(0.43)	12.01
Class C Shares
Six Months Ended April 30, 2018*	13.19	(0.05)		0.72	0.67	(0.16)	–	(0.16)	13.70
Year Ended October 31, 2017	10.38	0.03		2.78	2.81	–	–	–	13.19
Year Ended October 31, 2016	10.01	0.12	(i)	0.44	0.56	(0.19)	–	(0.19)	10.38
Year Ended October 31, 2015	12.05	0.07		(1.67)	(1.60)	(0.24)	(0.20)	(0.44)	10.01
Year Ended October 31, 2014	12.00	0.05		0.15	0.20	(0.08)	(0.07)	(0.15)	12.05
Year Ended October 31, 2013	11.66	0.13		0.50	0.63	(0.13)	(0.16)	(0.29)	12.00
Class R Shares
Six Months Ended April 30, 2018*	13.33	(0.02)		0.73	0.71	(0.15)	–	(0.15)	13.89
Year Ended October 31, 2017	10.45	0.09		2.79	2.88	–	–	–	13.33
Year Ended October 31, 2016	10.02	0.16	(i)	0.48	0.64	(0.21)	–	(0.21)	10.45
Year Ended October 31, 2015	12.07	0.15		(1.72)	(1.57)	(0.28)	(0.20)	(0.48)	10.02
Year Ended October 31, 2014	12.02	0.05		0.20	0.25	(0.13)	(0.07)	(0.20)	12.07
Year Ended October 31, 2013	11.70	0.18		0.51	0.69	(0.21)	(0.16)	(0.37)	12.02
Institutional Service Class Shares
Six Months Ended April 30, 2018*	13.48	0.01		0.73	0.74	(0.19)	–	(0.19)	14.03
Year Ended October 31, 2017	10.53	0.07		2.88	2.95	–	–	–	13.48
Year Ended October 31, 2016	10.06	0.21	(i)	0.47	0.68	(0.21)	–	(0.21)	10.53
Year Ended October 31, 2015	12.10	0.17		(1.69)	(1.52)	(0.32)	(0.20)	(0.52)	10.06
Year Ended October 31, 2014	12.03	0.17		0.14	0.31	(0.17)	(0.07)	(0.24)	12.10
Year Ended October 31, 2013	11.73	0.16		0.58	0.74	(0.28)	(0.16)	(0.44)	12.03
Institutional Class Shares
Six Months Ended April 30, 2018*	13.50	0.02		0.73	0.75	(0.19)	–	(0.19)	14.06
Year Ended October 31, 2017	10.53	0.13		2.84	2.97	–	–	–	13.50
Year Ended October 31, 2016	10.07	0.05	(i)	0.62	0.67	(0.21)	–	(0.21)	10.53
Year Ended October 31, 2015	12.11	0.21		(1.72)	(1.51)	(0.33)	(0.20)	(0.53)	10.07
Year Ended October 31, 2014	12.04	0.16		0.16	0.32	(0.18)	(0.07)	(0.25)	12.11
Year Ended October 31, 2013	11.74	0.19		0.56	0.75	(0.29)	(0.16)	(0.45)	12.04

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

94	Semi-Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Portfolio Turnover (c)(f)

5.44%		$1,232	1.54%		3.18%		0.03%		13.13%
27.84%		1,041	1.55	%(h)	3.46	%(h)	1.01%		20.14%
6.86	%(i)	748	1.54	%(h)	1.70	%(h)	1.88	%(i)	39.84%
(12.94%)		815	1.51	%(h)	1.52	%(h)	1.21%		58.06%
2.43%		1,173	1.50%		1.52%		1.21%		36.48%
6.12%		1,328	1.50%		1.51%		1.43%		3.33%

5.10%		300	2.25%		3.91%		(0.71%)		13.13%
27.07%		267	2.26	%(h)	4.22	%(h)	0.28%		20.14%
5.90	%(i)	58	2.26	%(h)	2.44	%(h)	1.24	%(i)	39.84%
(13.42%)		280	2.26	%(h)	2.27	%(h)	0.66%		58.06%
1.67%		288	2.25%		2.27%		0.46%		36.48%
5.47%		146	2.25%		2.26%		1.09%		3.33%

5.36%		14	1.75%		3.39%		(0.23%)		13.13%
27.56%		13	1.76	%(h)	3.67	%(h)	0.81%		20.14%
6.63	%(i)	10	1.76	%(h)	1.92	%(h)	1.68	%(i)	39.84%
(13.17%)		10	1.76	%(h)	1.77	%(h)	1.30%		58.06%
2.06%		11	1.76%		1.78%		0.40%		36.48%
5.97%		36	1.75%		1.76%		1.50%		3.33%

5.54%		1,991	1.34%		2.98%		0.16%		13.13%
28.02%		2,036	1.33	%(h)	3.24	%(h)	0.65%		20.14%
7.08	%(i)	4,291	1.28	%(h)	1.44	%(h)	2.14	%(i)	39.84%
(12.73%)		4,017	1.29	%(h)	1.30	%(h)	1.54%		58.06%
2.59%		3,950	1.30%		1.32%		1.45%		36.48%
6.44%		3,841	1.28%		1.29%		1.35%		3.33%

5.62%		8,377	1.25%		2.95%		0.26%		13.13%
28.21%		7,939	1.26	%(h)	3.24	%(h)	1.15%		20.14%
6.97	%(i)	9,558	1.26	%(h)	1.43	%(h)	0.57	%(i)	39.84%
(12.68%)		263,176	1.26	%(h)	1.27	%(h)	1.83%		58.06%
2.64%		1,069,989	1.25%		1.27%		1.32%		36.48%
6.48%		1,004,859	1.25%		1.26%		1.59%		3.33%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Less than $0.005 per share.
(h)	Includes interest expense that amounts to 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the year ended October 31, 2017. Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the years ended October 31, 2016 and October 31, 2015.
(i)	Included within Net Investment Income per share, Total Return and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, Net Investment Income per share would be reduced by $0.02, $0.01, $0.01, $0.02 and $0.02, Total Return would be reduced by 0.21%, 0.10%, 0.10%, 0.20% and 0.20% and Ratio of Net Investment Income to Average Net Assets would be reduced by 0.14%, 0.05%, 0.16%, 0.16% and 0.02% for Class A, Class C, Class R, Institutional Service Class and Institutional Class, respectively.

2018 Semi-Annual Report	95

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$22.48	$(0.16)	$1.77	$1.61	$(0.23)	$(0.23)	$–	$23.86
Year Ended October 31, 2017	18.46	0.20	4.02	4.22	(0.20)	(0.20)	–	22.48
Year Ended October 31, 2016	17.94	0.19	0.33	0.52	–	–	–	18.46
Year Ended October 31, 2015	20.19	0.22	(2.14)	(1.92)	(0.33)	(0.33)	–	17.94
Year Ended October 31, 2014	20.54	0.16	(0.33)	(0.17)	(0.18)	(0.18)	–	20.19
Year Ended October 31, 2013	19.64	0.15	0.82	0.97	(0.08)	(0.08)	0.01	20.54
Class C Shares
Six Months Ended April 30, 2018*	21.59	(0.23)	1.71	1.48	(0.03)	(0.03)	–	23.04
Year Ended October 31, 2017	17.64	0.03	3.92	3.95	–	–	–	21.59
Year Ended October 31, 2016	17.26	0.06	0.32	0.38	–	–	–	17.64
Year Ended October 31, 2015	19.50	0.18	(2.17)	(1.99)	(0.25)	(0.25)	–	17.26
Year Ended October 31, 2014	19.87	0.01	(0.32)	(0.31)	(0.06)	(0.06)	–	19.50
Year Ended October 31, 2013	19.09	(0.01)	0.81	0.80	(0.02)	(0.02)	–	19.87
Class R Shares
Six Months Ended April 30, 2018*	22.07	(0.18)	1.73	1.55	(0.17)	(0.17)	–	23.45
Year Ended October 31, 2017	18.13	0.15	3.94	4.09	(0.15)	(0.15)	–	22.07
Year Ended October 31, 2016	17.68	0.16	0.29	0.45	–	–	–	18.13
Year Ended October 31, 2015	19.92	0.23	(2.19)	(1.96)	(0.28)	(0.28)	–	17.68
Year Ended October 31, 2014	20.29	0.10	(0.35)	(0.25)	(0.12)	(0.12)	–	19.92
Year Ended October 31, 2013	19.43	0.10	0.79	0.89	(0.03)	(0.03)	–	20.29
Institutional Service Class Shares
Six Months Ended April 30, 2018*	22.62	(0.13)	1.78	1.65	(0.29)	(0.29)	–	23.98
Year Ended October 31, 2017	18.55	0.22	4.08	4.30	(0.23)	(0.23)	–	22.62
Year Ended October 31, 2016	18.00	0.22	0.33	0.55	–	–	–	18.55
Year Ended October 31, 2015	20.28	0.30	(2.18)	(1.88)	(0.40)	(0.40)	–	18.00
Year Ended October 31, 2014	20.62	0.21	(0.33)	(0.12)	(0.22)	(0.22)	–	20.28
Year Ended October 31, 2013	19.72	0.18	0.84	1.02	(0.13)	(0.13)	0.01	20.62
Institutional Class Shares
Six Months Ended April 30, 2018*	22.65	(0.12)	1.78	1.66	(0.29)	(0.29)	–	24.02
Year Ended October 31, 2017	18.58	0.19	4.13	4.32	(0.25)	(0.25)	–	22.65
Year Ended October 31, 2016	18.00	0.26	0.32	0.58	–	–	–	18.58
Year Ended October 31, 2015	20.28	0.35	(2.23)	(1.88)	(0.40)	(0.40)	–	18.00
Year Ended October 31, 2014	20.64	0.25	(0.38)	(0.13)	(0.23)	(0.23)	–	20.28
Year Ended October 31, 2013	19.74	0.19	0.83	1.02	(0.13)	(0.13)	0.01	20.64

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

96	Semi-Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

7.21%	$7,986	1.96%		2.92%		(1.34%)	13.68%
23.15%	7,492	1.97	%(g)	3.04	%(g)	0.98%	23.58%
2.90%	7,301	1.95	%(g)	2.84	%(g)	1.10%	15.75%
(9.50%)	8,221	1.89	%(g)	2.48	%(g)	1.12%	10.48%
(0.82%)	19,425	1.89%		2.30%		0.79%	30.61%
4.98%	21,682	1.89%		2.18%		0.71%	14.51%

6.86%	2,492	2.62%		3.74%		(2.01%)	13.68%
22.39%	2,437	2.62	%(g)	3.83	%(g)	0.14%	23.58%
2.20%	3,609	2.62	%(g)	3.60	%(g)	0.37%	15.75%
(10.18%)	4,711	2.62	%(g)	3.21	%(g)	0.95%	10.48%
(1.57%)	6,064	2.62%		3.03%		0.04%	30.61%
4.18%	7,704	2.62%		2.91%		(0.06%)	14.51%

7.05%	2,840	2.26%		3.22%		(1.55%)	13.68%
22.77%	1,851	2.31	%(g)	3.38	%(g)	0.74%	23.58%
2.55%	1,378	2.28	%(g)	3.17	%(g)	0.95%	15.75%
(9.83%)	1,293	2.29	%(g)	2.88	%(g)	1.20%	10.48%
(1.25%)	1,495	2.27%		2.68%		0.50%	30.61%
4.61%	1,599	2.25%		2.54%		0.47%	14.51%

7.34%	672	1.70%		2.66%		(1.08%)	13.68%
23.54%	620	1.71	%(g)	2.78	%(g)	1.12%	23.58%
3.06%	735	1.79	%(g)	2.68	%(g)	1.29%	15.75%
(9.30%)	825	1.63	%(g)	2.22	%(g)	1.53%	10.48%
(0.56%)	1,778	1.64%		2.05%		1.05%	30.61%
5.22%	2,383	1.62%		1.91%		0.88%	14.51%

7.38%	790	1.62%		2.66%		(1.03%)	13.68%
23.62%	927	1.62	%(g)	2.78	%(g)	0.94%	23.58%
3.22%	1,575	1.62	%(g)	2.56	%(g)	1.47%	15.75%
(9.27%)	1,804	1.63	%(g)	2.22	%(g)	1.80%	10.48%
(0.65%)	1,604	1.62%		2.03%		1.23%	30.61%
5.22%	1,250	1.62%		1.91%		0.90%	14.51%

(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%

2018 Semi-Annual Report	97

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$15.74	$(0.01)	$0.16	$0.15	$(0.16)	$–	$(0.16)	$15.73
Year Ended October 31, 2017	13.53	0.10	2.22	2.32	(0.11)	–	(0.11)	15.74
Year Ended October 31, 2016	12.22	0.11	1.33	1.44	– (h)	(0.13)	(0.13)	13.53
Year Ended October 31, 2015	14.88	0.11	(2.20)	(2.09)	(0.13)	(0.44)	(0.57)	12.22
Year Ended October 31, 2014	15.30	0.16	(0.37)	(0.21)	(0.21)	–	(0.21)	14.88
Year Ended October 31, 2013	15.00	0.17	0.36	0.53	(0.23)	–	(0.23)	15.30
Class C Shares
Six Months Ended April 30, 2018*	15.55	(0.05)	0.16	0.11	(0.07)	–	(0.07)	15.59
Year Ended October 31, 2017	13.35	0.02	2.21	2.23	(0.03)	–	(0.03)	15.55
Year Ended October 31, 2016	12.14	0.03	1.31	1.34	–	(0.13)	(0.13)	13.35
Year Ended October 31, 2015	14.79	0.02	(2.17)	(2.15)	(0.06)	(0.44)	(0.50)	12.14
Year Ended October 31, 2014	15.23	0.05	(0.36)	(0.31)	(0.13)	–	(0.13)	14.79
Year Ended October 31, 2013	14.95	0.09	0.34	0.43	(0.15)	–	(0.15)	15.23
Class R Shares
Six Months Ended April 30, 2018*	15.61	(0.01)	0.15	0.14	(0.15)	–	(0.15)	15.60
Year Ended October 31, 2017	13.43	0.08	2.19	2.27	(0.09)	–	(0.09)	15.61
Year Ended October 31, 2016	12.17	0.08	1.31	1.39	–	(0.13)	(0.13)	13.43
Year Ended October 31, 2015	14.83	0.06	(2.19)	(2.13)	(0.09)	(0.44)	(0.53)	12.17
Year Ended October 31, 2014	15.27	0.11	(0.38)	(0.27)	(0.17)	–	(0.17)	14.83
Year Ended October 31, 2013	14.98	0.14	0.35	0.49	(0.20)	–	(0.20)	15.27
Institutional Service Class Shares
Six Months Ended April 30, 2018*	15.78	0.02	0.16	0.18	(0.18)	–	(0.18)	15.78
Year Ended October 31, 2017	13.55	0.14	2.23	2.37	(0.14)	–	(0.14)	15.78
Year Ended October 31, 2016	12.22	0.14	1.33	1.47	(0.01)	(0.13)	(0.14)	13.55
Year Ended October 31, 2015	14.89	0.18	(2.25)	(2.07)	(0.16)	(0.44)	(0.60)	12.22
Year Ended October 31, 2014	15.30	0.13	(0.33)	(0.20)	(0.21)	–	(0.21)	14.89
Year Ended October 31, 2013	14.99	0.19	0.35	0.54	(0.23)	–	(0.23)	15.30
Institutional Class Shares
Six Months Ended April 30, 2018*	15.81	0.03	0.16	0.19	(0.21)	–	(0.21)	15.79
Year Ended October 31, 2017	13.58	0.17	2.22	2.39	(0.16)	–	(0.16)	15.81
Year Ended October 31, 2016	12.24	0.16	1.33	1.49	(0.02)	(0.13)	(0.15)	13.58
Year Ended October 31, 2015	14.90	0.16	(2.20)	(2.04)	(0.18)	(0.44)	(0.62)	12.24
Year Ended October 31, 2014	15.31	0.20	(0.35)	(0.15)	(0.26)	–	(0.26)	14.90
Year Ended October 31, 2013	15.02	0.22	0.36	0.58	(0.29)	–	(0.29)	15.31

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

98	Semi-Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

0.94%		$190,390	1.58	%(g)	1.58	%(g)	(0.10%)	10.96%
17.39%		208,084	1.56%		1.56%		0.70%	16.55%
12.04%		188,315	1.48	%(g)	1.49	%(g)	0.91%	9.19%
(14.28%)		192,039	1.44	%(g)	1.47	%(g)	0.81%	11.58%
(1.37%)		341,483	1.41%		1.43%		1.05%	5.00%
3.50%		417,896	1.43%		1.43%		1.13%	2.79%

0.73%		27,527	2.10	%(g)	2.23	%(g)	(0.60%)	10.96%
16.75%		28,618	2.10%		2.28%		0.16%	16.55%
11.26%		25,054	2.10	%(g)	2.20	%(g)	0.28%	9.19%
(14.80%)		30,850	2.10	%(g)	2.13	%(g)	0.17%	11.58%
(2.04%)		45,077	2.10%		2.12%		0.36%	5.00%
2.85%		49,826	2.10%		2.10%		0.60%	2.79%

0.89%		93,365	1.72	%(g)	1.72	%(g)	(0.19%)	10.96%
17.13%		79,767	1.78%		1.78%		0.55%	16.55%
11.65%		47,410	1.77	%(g)	1.78	%(g)	0.69%	9.19%
(14.59%)		33,881	1.83	%(g)	1.86	%(g)	0.46%	11.58%
(1.76%)		31,720	1.79%		1.81%		0.76%	5.00%
3.26%		22,968	1.74%		1.74%		0.90%	2.79%

1.12%		159,037	1.18	%(g)	1.18	%(g)	0.29%	10.96%
17.75%		205,880	1.28%		1.28%		0.96%	16.55%
12.25%		333,964	1.28	%(g)	1.29	%(g)	1.13%	9.19%
(14.20%)		409,406	1.32	%(g)	1.35	%(g)	1.35%	11.58%
(1.29%)		234,846	1.34%		1.36%		0.90%	5.00%
3.61%		443,469	1.35%		1.35%		1.22%	2.79%

1.22%		8,069,769	1.10	%(g)	1.14	%(g)	0.40%	10.96%
17.89%		8,179,870	1.10%		1.13%		1.17%	16.55%
12.41	%(i)	7,365,757	1.10	%(g)	1.14	%(g)	1.32%	9.19%
(13.98	%)(i)	6,963,195	1.10	%(g)	1.13	%(g)	1.15%	11.58%
(1.01%)		9,389,216	1.10%		1.12%		1.35%	5.00%
3.86%		11,114,896	1.10%		1.10%		1.43%	2.79%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2018 Semi-Annual Report	99

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Focused U.S. Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$8.52	$– (i)	$0.48	$0.48	$(2.31)	$(2.31)	$6.69
Year Ended October 31, 2017	8.81	(0.12)	0.90	0.78	(1.07)	(1.07)	8.52
Year Ended October 31, 2016	10.30	(0.15)	(0.04)	(0.19)	(1.30)	(1.30)	8.81
Year Ended October 31, 2015	12.26	(0.13)	0.26	0.13	(2.09)	(2.09)	10.30
Year Ended October 31, 2014	12.12	(0.13)	0.48	0.35	(0.21)	(0.21)	12.26
Year Ended October 31, 2013	11.29	(0.14)	1.10	0.96	(0.13)	(0.13)	12.12
Class C Shares
Six Months Ended April 30, 2018*	4.22	(0.01)	0.23	0.22	(2.31)	(2.31)	2.13
Year Ended October 31, 2017	4.92	(0.09)	0.46	0.37	(1.07)	(1.07)	4.22
Year Ended October 31, 2016	6.38	(0.12)	(0.04)	(0.16)	(1.30)	(1.30)	4.92
Year Ended October 31, 2015	8.43	(0.13)	0.17	0.04	(2.09)	(2.09)	6.38
Year Ended October 31, 2014	8.45	(0.15)	0.34	0.19	(0.21)	(0.21)	8.43
Year Ended October 31, 2013	7.96	(0.15)	0.77	0.62	(0.13)	(0.13)	8.45
Class R Shares
Six Months Ended April 30, 2018*	7.88	(0.01)	0.44	0.43	(2.31)	(2.31)	6.00
Year Ended October 31, 2017	8.25	(0.13)	0.83	0.70	(1.07)	(1.07)	7.88
Year Ended October 31, 2016	9.76	(0.17)	(0.04)	(0.21)	(1.30)	(1.30)	8.25
Year Ended October 31, 2015	11.77	(0.16)	0.24	0.08	(2.09)	(2.09)	9.76
Year Ended October 31, 2014	11.69	(0.18)	0.47	0.29	(0.21)	(0.21)	11.77
Year Ended October 31, 2013	10.94	(0.18)	1.06	0.88	(0.13)	(0.13)	11.69
Institutional Service Class Shares
Six Months Ended April 30, 2018*	8.75	0.01	0.49	0.50	(2.31)	(2.31)	6.94
Year Ended October 31, 2017	9.00	(0.10)	0.92	0.82	(1.07)	(1.07)	8.75
Year Ended October 31, 2016	10.48	(0.14)	(0.04)	(0.18)	(1.30)	(1.30)	9.00
Year Ended October 31, 2015	12.44	(0.12)	0.25	0.13	(2.09)	(2.09)	10.48
Year Ended October 31, 2014	12.28	(0.12)	0.49	0.37	(0.21)	(0.21)	12.44
Year Ended October 31, 2013	11.43	(0.12)	1.10	0.98	(0.13)	(0.13)	12.28
Institutional Class Shares
Six Months Ended April 30, 2018*	8.95	0.01	0.51	0.52	(2.31)	(2.31)	7.16
Year Ended October 31, 2017	9.17	(0.10)	0.95	0.85	(1.07)	(1.07)	8.95
Year Ended October 31, 2016	10.64	(0.13)	(0.04)	(0.17)	(1.30)	(1.30)	9.17
Year Ended October 31, 2015	12.56	(0.10)	0.27	0.17	(2.09)	(2.09)	10.64
Year Ended October 31, 2014	12.37	(0.10)	0.50	0.40	(0.21)	(0.21)	12.56
Year Ended October 31, 2013	11.48	(0.10)	1.12	1.02	(0.13)	(0.13)	12.37

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

100	Semi-Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Focused U.S. Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Dividend Expense (f)(g)	Portfolio Turnover (c)(h)

5.79%	$7,649	1.38	%(j)	2.09	%(j)	0.02%	0.09%	46.85%
9.69%	9,479	2.80	%(j)	3.22	%(j)	(1.39%)	1.18%	35.38%
(1.68%)	11,397	3.04%		3.28%		(1.70%)	1.45%	36.34%
1.18%	16,869	2.93	%(j)	3.12	%(j)	(1.21%)	1.36%	14.04%
2.90%	30,368	2.64%		2.79%		(1.09%)	1.08%	31.13%
8.54%	62,819	2.62%		2.72%		(1.15%)	1.04%	41.95%

5.47%	1,486	2.02	%(j)	2.85	%(j)	(0.62%)	0.09%	46.85%
8.89%	1,837	3.47	%(j)	4.09	%(j)	(2.05%)	1.21%	35.38%
(2.35%)	3,430	3.69%		4.02%		(2.33%)	1.44%	36.34%
0.51%	7,480	3.61	%(j)	3.80	%(j)	(1.90%)	1.35%	14.04%
2.26%	10,162	3.36%		3.51%		(1.81%)	1.11%	31.13%
7.83%	12,104	3.32%		3.42%		(1.85%)	1.05%	41.95%

5.60%	2,113	1.75	%(j)	2.46	%(j)	(0.36%)	0.08%	46.85%
9.35%	2,269	3.14	%(j)	3.56	%(j)	(1.72%)	1.18%	35.38%
(2.01%)	2,633	3.34%		3.58%		(2.01%)	1.44%	36.34%
0.74%	3,202	3.35	%(j)	3.54	%(j)	(1.65%)	1.34%	14.04%
2.49%	3,437	3.12%		3.27%		(1.56%)	1.12%	31.13%
8.07%	2,759	3.01%		3.12%		(1.55%)	1.01%	41.95%

5.90%	819	1.13	%(j)	1.84	%(j)	0.26%	0.07%	46.85%
9.96%	840	2.62	%(j)	3.04	%(j)	(1.21%)	1.17%	35.38%
(1.54%)	693	2.85%		3.10%		(1.54%)	1.43%	36.34%
1.16%	789	2.86	%(j)	3.05	%(j)	(1.13%)	1.35%	14.04%
3.03%	1,871	2.59%		2.75%		(1.02%)	1.09%	31.13%
8.61%	3,551	2.47%		2.59%		(1.00%)	0.99%	41.95%

6.03%	7,683	1.04	%(j)	1.87	%(j)	0.35%	0.10%	46.85%
10.12%	12,413	2.56	%(j)	3.07	%(j)	(1.13%)	1.30%	35.38%
(1.40%)	52,527	2.71%		3.01%		(1.36%)	1.46%	36.34%
1.52%	92,887	2.61	%(j)	2.80	%(j)	(0.89%)	1.36%	14.04%
3.26%	303,638	2.33%		2.49%		(0.78%)	1.08%	31.13%
8.92%	581,327	2.29%		2.40%		(0.82%)	1.03%	41.95%

(f)	Indicates the dividend expense charged for the period to average net assets.
(g)	Dividend expense ratio includes broker related expenses for securities sold short.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(i)	Less than $0.005 per share.
(j)	Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the six months ended April 30, 2018 and year ended October 31, 2015. Includes interest expense that amounts to 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the year ended October 31, 2017.

2018 Semi-Annual Report	101

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$14.66	$0.04	$0.25	$0.29	(0.10)	$(1.18)	$(1.28)	$13.67
Year Ended October 31, 2017	12.35	0.10	2.30	2.40	(0.09)	–	(0.09)	14.66
Year Ended October 31, 2016	12.15	0.10	0.13	0.23	(0.03)	–	(0.03)	12.35
Year Ended October 31, 2015	13.83	0.17	(1.66)	(1.49)	(0.19)	–	(0.19)	12.15
Year Ended October 31, 2014	13.83	0.45	0.01	0.46	(0.46)	–	(0.46)	13.83
Year Ended October 31, 2013	12.01	0.18	1.80	1.98	(0.16)	–	(0.16)	13.83
Class C Shares
Six Months Ended April 30, 2018*	13.78	(0.01)	0.23	0.22	–	(1.18)	(1.18)	12.82
Year Ended October 31, 2017	11.65	0.01	2.18	2.19	(0.06)	–	(0.06)	13.78
Year Ended October 31, 2016	11.52	0.02	0.12	0.14	(0.01)	–	(0.01)	11.65
Year Ended October 31, 2015	13.13	0.06	(1.55)	(1.49)	(0.12)	–	(0.12)	11.52
Year Ended October 31, 2014	13.15	0.33	0.03	0.36	(0.38)	–	(0.38)	13.13
Year Ended October 31, 2013	11.44	0.12	1.68	1.80	(0.09)	–	(0.09)	13.15
Class R Shares
Six Months Ended April 30, 2018*	14.04	0.01	0.23	0.24	(0.06)	(1.18)	(1.24)	13.04
Year Ended October 31, 2017	11.88	0.04	2.22	2.26	(0.10)	–	(0.10)	14.04
Year Ended October 31, 2016	11.71	0.08	0.11	0.19	(0.02)	–	(0.02)	11.88
Year Ended October 31, 2015	13.34	0.12	(1.59)	(1.47)	(0.16)	–	(0.16)	11.71
Year Ended October 31, 2014	13.36	0.40	– (h)	0.40	(0.42)	–	(0.42)	13.34
Year Ended October 31, 2013	11.61	0.16	1.73	1.89	(0.14)	–	(0.14)	13.36
Institutional Service Class Shares
Six Months Ended April 30, 2018*	14.87	0.06	0.24	0.30	(0.15)	(1.18)	(1.33)	13.84
Year Ended October 31, 2017	12.53	0.13	2.34	2.47	(0.13)	–	(0.13)	14.87
Year Ended October 31, 2016	12.30	0.14	0.13	0.27	(0.04)	–	(0.04)	12.53
Year Ended October 31, 2015	13.86	0.31	(1.78)	(1.47)	(0.09)	–	(0.09)	12.30
Year Ended October 31, 2014	13.88	0.44	0.05	0.49	(0.51)	–	(0.51)	13.86
Year Ended October 31, 2013	12.01	0.23	1.85	2.08	(0.21)	–	(0.21)	13.88
Institutional Class Shares
Six Months Ended April 30, 2018*	14.69	0.06	0.24	0.30	(0.15)	(1.18)	(1.33)	13.66
Year Ended October 31, 2017	12.40	0.16	2.26	2.42	(0.13)	–	(0.13)	14.69
Year Ended October 31, 2016	12.16	0.14	0.14	0.28	(0.04)	–	(0.04)	12.40
Year Ended October 31, 2015	13.84	0.14	(1.59)	(1.45)	(0.23)	–	(0.23)	12.16
Year Ended October 31, 2014	13.84	0.47	0.04	0.51	(0.51)	–	(0.51)	13.84
Year Ended October 31, 2013	12.02	0.25	1.78	2.03	(0.21)	–	(0.21)	13.84

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

102	Semi-Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

1.89%		$31,728	1.52%		1.87%		0.59%	9.08%
19.58%		34,296	1.56	%(g)	1.68	%(g)	0.71%	24.98%
1.93%		48,350	1.56	%(g)	1.63	%(g)	0.82%	21.59%
(10.85%)		58,730	1.55	%(g)	1.61	%(g)	1.33%	31.45%
3.37%		73,230	1.56%		1.56%		3.22%	24.09%
16.59%		83,800	1.57%		1.57%		1.42%	12.87%

1.52%		2,060	2.19%		2.76%		(0.09%)	9.08%
18.85%		2,181	2.19	%(g)	2.51	%(g)	0.06%	24.98%
1.24%		1,495	2.19	%(g)	2.36	%(g)	0.20%	21.59%
(11.43%)		1,729	2.20	%(g)	2.26	%(g)	0.45%	31.45%
2.78%		4,165	2.19%		2.19%		2.50%	24.09%
15.83%		5,278	2.19%		2.19%		0.96%	12.87%

1.67%		2,626	1.94%		2.29%		0.16%	9.08%
19.15%		3,107	1.90	%(g)	2.02	%(g)	0.31%	24.98%
1.64%		1,348	1.84	%(g)	1.91	%(g)	0.66%	21.59%
(11.13%)		1,457	1.88	%(g)	1.94	%(g)	0.96%	31.45%
3.06%		1,986	1.85%		1.85%		2.96%	24.09%
16.35%		2,312	1.76%		1.76%		1.26%	12.87%

1.98%		509	1.28%		1.63%		0.83%	9.08%
19.97%		570	1.29	%(g)	1.41	%(g)	0.94%	24.98%
2.26%		1	1.19	%(g)	1.26	%(g)	1.17%	21.59%
(10.60%)		1	1.26	%(g)	1.33	%(g)	2.29%	31.45%
3.62	%(i)	2	1.19%		1.19%		3.12%	24.09%
17.44	%(i)	1	1.19%		1.20%		1.80%	12.87%

2.02%		2,456	1.19%		1.57%		0.91%	9.08%
19.75%		2,699	1.19	%(g)	1.32	%(g)	1.21%	24.98%
2.36%		36,167	1.19	%(g)	1.27	%(g)	1.19%	21.59%
(10.55%)		30,678	1.19	%(g)	1.25	%(g)	1.08%	31.45%
3.77	%(i)	78,381	1.19%		1.19%		3.36%	24.09%
17.01	%(i)	67,843	1.19%		1.19%		1.89%	12.87%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2018 Semi-Annual Report	103

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$15.04	$0.06	$0.10	$0.16	$(0.13)	$(0.13)	$15.07
Year Ended October 31, 2017	12.70	0.15	2.36	2.51	(0.17)	(0.17)	15.04
Year Ended October 31, 2016	12.52	0.18	0.04	0.22	(0.04)	(0.04)	12.70
Year Ended October 31, 2015	14.85	0.23	(2.29)	(2.06)	(0.27)	(0.27)	12.52
Year Ended October 31, 2014	15.34	0.50	(0.42)	0.08	(0.57)	(0.57)	14.85
Year Ended October 31, 2013	13.57	0.26	1.73	1.99	(0.22)	(0.22)	15.34
Class C Shares
Six Months Ended April 30, 2018*	14.09	0.01	0.09	0.10	(0.03)	(0.03)	14.16
Year Ended October 31, 2017	11.89	0.04	2.23	2.27	(0.07)	(0.07)	14.09
Year Ended October 31, 2016	11.79	0.08	0.03	0.11	(0.01)	(0.01)	11.89
Year Ended October 31, 2015	14.01	0.13	(2.16)	(2.03)	(0.19)	(0.19)	11.79
Year Ended October 31, 2014	14.51	0.39	(0.42)	(0.03)	(0.47)	(0.47)	14.01
Year Ended October 31, 2013	12.86	0.15	1.64	1.79	(0.14)	(0.14)	14.51
Class R Shares
Six Months Ended April 30, 2018*	14.33	0.04	0.10	0.14	(0.10)	(0.10)	14.37
Year Ended October 31, 2017	12.11	0.10	2.25	2.35	(0.13)	(0.13)	14.33
Year Ended October 31, 2016	11.97	0.12	0.05	0.17	(0.03)	(0.03)	12.11
Year Ended October 31, 2015	14.22	0.18	(2.20)	(2.02)	(0.23)	(0.23)	11.97
Year Ended October 31, 2014	14.71	0.46	(0.42)	0.04	(0.53)	(0.53)	14.22
Year Ended October 31, 2013	13.03	0.21	1.65	1.86	(0.18)	(0.18)	14.71
Institutional Service Class Shares
Six Months Ended April 30, 2018*	15.37	0.09	0.11	0.20	(0.19)	(0.19)	15.38
Year Ended October 31, 2017	12.98	0.19	2.41	2.60	(0.21)	(0.21)	15.37
Year Ended October 31, 2016	12.77	0.20	0.05	0.25	(0.04)	(0.04)	12.98
Year Ended October 31, 2015	15.16	0.27	(2.36)	(2.09)	(0.30)	(0.30)	12.77
Year Ended October 31, 2014	15.64	0.56	(0.44)	0.12	(0.60)	(0.60)	15.16
Year Ended October 31, 2013	13.84	0.28	1.77	2.05	(0.25)	(0.25)	15.64
Institutional Class Shares
Six Months Ended April 30, 2018*	15.43	0.09	0.10	0.19	(0.19)	(0.19)	15.43
Year Ended October 31, 2017	13.04	0.20	2.42	2.62	(0.23)	(0.23)	15.43
Year Ended October 31, 2016	12.82	0.22	0.05	0.27	(0.05)	(0.05)	13.04
Year Ended October 31, 2015	15.21	0.29	(2.36)	(2.07)	(0.32)	(0.32)	12.82
Year Ended October 31, 2014	15.70	0.58	(0.45)	0.13	(0.62)	(0.62)	15.21
Year Ended October 31, 2013	13.88	0.32	1.76	2.08	(0.26)	(0.26)	15.70

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

104	Semi-Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover (c)(f)

1.08%	$34,199	1.37%		1.37%		0.81%		9.13%
20.05%	39,619	1.39%		1.39%		1.09%		13.11%
1.76%	47,736	1.39	%(g)	1.39	%(g)	1.49%		27.99%
(14.02%)	91,902	1.32	%(g)(h)	1.35	%(g)	1.65	%(h)	14.52%
0.49%	148,018	1.33%		1.33%		3.30%		10.08%
14.75%	222,275	1.33%		1.33%		1.77%		23.35%

0.69%	11,063	2.10%		2.12%		0.08%		9.13%
19.27%	12,375	2.10%		2.18%		0.35%		13.11%
0.97%	14,400	2.10	%(g)	2.12	%(g)	0.70%		27.99%
(14.61%)	22,999	2.01	%(g)(h)	2.04	%(g)	0.97	%(h)	14.52%
(0.24%)	35,696	2.03%		2.03%		2.68%		10.08%
14.02%	42,861	2.01%		2.01%		1.08%		23.35%

0.94%	6,836	1.64%		1.64%		0.55%		9.13%
19.70%	7,335	1.70%		1.70%		0.75%		13.11%
1.42%	7,647	1.67	%(g)	1.67	%(g)	1.08%		27.99%
(14.32%)	14,095	1.62	%(g)(h)	1.65	%(g)	1.34	%(h)	14.52%
0.26%	16,938	1.62%		1.62%		3.13%		10.08%
14.42%	17,303	1.59%		1.59%		1.51%		23.35%

1.27%	100,666	1.07%		1.07%		1.13%		9.13%
20.46%	106,424	1.08%		1.08%		1.35%		13.11%
2.01%	101,655	1.14	%(g)	1.14	%(g)	1.62%		27.99%
(13.97%)	156,489	1.15	%(g)(h)	1.18	%(g)	1.89	%(h)	14.52%
0.75%	185,166	1.16%		1.16%		3.57%		10.08%
14.91%	206,212	1.13%		1.13%		1.92%		23.35%

1.26%	377,125	1.01%		1.01%		1.22%		9.13%
20.47%	367,341	1.02%		1.02%		1.43%		13.11%
2.14%	286,659	1.04	%(g)	1.04	%(g)	1.75%		27.99%
(13.80%)	332,542	1.01	%(g)(h)	1.04	%(g)	2.04	%(h)	14.52%
0.81%	496,344	1.03%		1.03%		3.73%		10.08%
15.14%	558,986	1.01%		1.01%		2.13%		23.35%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Includes 0.03% reimbursement from Aberdeen relating to certain Transfer Agent expenses paid by the Fund that are not attributable to the Fund.

2018 Semi-Annual Report	105

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$31.35	$0.33	$1.29	$1.62	$(0.17)	$(0.86)	$(1.03)	$–	$31.94
Year Ended October 31, 2017	25.97	0.11	5.49	5.60	(0.14)	(0.08)	(0.22)	–	31.35
Year Ended October 31, 2016	26.87	0.13	1.61	1.74	(0.12)	(2.52)	(2.64)	–	25.97
Year Ended October 31, 2015	29.64	0.48	(1.17)	(0.69)	(0.52)	(1.56)	(2.08)	–	26.87
Year Ended October 31, 2014	28.71	0.19	1.32	1.51	(0.27)	(0.31)	(0.58)	–	29.64
Year Ended October 31, 2013	25.95	0.17	2.65	2.82	(0.07)	–	(0.07)	0.01	28.71
Class C Shares
Six Months Ended April 30, 2018*	28.78	0.14	1.25	1.39	–	(0.86)	(0.86)	–	29.31
Year Ended October 31, 2017	23.88	(0.04)	5.02	4.98	–	(0.08)	(0.08)	–	28.78
Year Ended October 31, 2016	25.04	(0.05)	1.50	1.45	(0.09)	(2.52)	(2.61)	–	23.88
Year Ended October 31, 2015	27.81	0.27	(1.11)	(0.84)	(0.37)	(1.56)	(1.93)	–	25.04
Year Ended October 31, 2014	26.97	(0.01)	1.24	1.23	(0.08)	(0.31)	(0.39)	–	27.81
Year Ended October 31, 2013	24.50	0.02	2.46	2.48	(0.02)	–	(0.02)	0.01	26.97
Class R Shares
Six Months Ended April 30, 2018*	29.82	0.26	1.23	1.49	(0.09)	(0.86)	(0.95)	–	30.36
Year Ended October 31, 2017	24.77	0.04	5.20	5.24	(0.11)	(0.08)	(0.19)	–	29.82
Year Ended October 31, 2016	25.81	0.05	1.53	1.58	(0.10)	(2.52)	(2.62)	–	24.77
Year Ended October 31, 2015	28.57	0.37	(1.13)	(0.76)	(0.44)	(1.56)	(2.00)	–	25.81
Year Ended October 31, 2014	27.68	0.09	1.30	1.39	(0.19)	(0.31)	(0.50)	–	28.57
Year Ended October 31, 2013	25.06	0.15	2.51	2.66	(0.05)	–	(0.05)	0.01	27.68
Institutional Service Class Shares
Six Months Ended April 30, 2018*	31.54	0.31	1.35	1.66	(0.20)	(0.86)	(1.06)	–	32.14
Year Ended October 31, 2017	26.00	0.14	5.53	5.67	(0.05)	(0.08)	(0.13)	–	31.54
Year Ended October 31, 2016	26.87	0.06	1.71	1.77	(0.12)	(2.52)	(2.64)	–	26.00
Year Ended October 31, 2015	29.64	0.48	(1.17)	(0.69)	(0.52)	(1.56)	(2.08)	–	26.87
Year Ended October 31, 2014	28.72	0.23	1.31	1.54	(0.31)	(0.31)	(0.62)	–	29.64
Year Ended October 31, 2013	25.95	0.31	2.56	2.87	(0.11)	–	(0.11)	0.01	28.72
Institutional Class Shares
Six Months Ended April 30, 2018*	31.43	0.38	1.30	1.68	(0.25)	(0.86)	(1.11)	–	32.00
Year Ended October 31, 2017	26.04	0.19	5.49	5.68	(0.21)	(0.08)	(0.29)	–	31.43
Year Ended October 31, 2016	26.87	0.18	1.65	1.83	(0.14)	(2.52)	(2.66)	–	26.04
Year Ended October 31, 2015	29.66	0.36	(0.99)	(0.63)	(0.60)	(1.56)	(2.16)	–	26.87
Year Ended October 31, 2014	28.74	0.29	1.32	1.61	(0.38)	(0.31)	(0.69)	–	29.66
Year Ended October 31, 2013	25.98	0.25	2.66	2.91	(0.16)	–	(0.16)	0.01	28.74

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

106	Semi-Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

5.29	%(h)	$60,422	1.57%		1.93%		2.08%	8.48%
21.79%		59,477	1.63	%(g)	2.07	%(g)	0.40%	20.60%
7.53	%(h)	51,530	1.63	%(g)	2.09	%(g)	0.53%	36.40%
(2.39	%)(h)	53,726	1.61	%(g)	1.84	%(g)	1.70%	12.11%
5.32%		64,189	1.60%		1.73%		0.65%	12.93%
10.91%		80,191	1.61%		1.76%		0.63%	34.85%

4.93%		796	2.26%		2.73%		0.98%	8.48%
20.94%		1,591	2.30	%(g)	2.84	%(g)	(0.17%)	20.60%
6.85%		1,175	2.30	%(g)	2.86	%(g)	(0.20%)	36.40%
(3.10%)		1,404	2.30	%(g)	2.53	%(g)	1.03%	12.11%
4.60%		1,646	2.30%		2.43%		(0.03%)	12.93%
10.17%		2,208	2.30%		2.45%		0.08%	34.85%

5.09%		2,629	1.90%		2.27%		1.71%	8.48%
21.34%		1,707	1.99	%(g)	2.43	%(g)	0.14%	20.60%
7.20	%(h)	947	1.95	%(g)	2.41	%(g)	0.20%	36.40%
(2.74	%)(h)	623	1.91	%(g)	2.14	%(g)	1.38%	12.11%
5.07%		866	1.86%		1.99%		0.32%	12.93%
10.67%		1,749	1.82%		1.97%		0.55%	34.85%

5.39	%(h)	41	1.39%		1.74%		1.96%	8.48%
21.93%		51	1.52	%(g)	1.96	%(g)	0.52%	20.60%
7.65%		64	1.52	%(g)	1.98	%(g)	0.24%	36.40%
(2.38%)		1,359	1.55	%(g)	1.78	%(g)	1.71%	12.11%
5.41%		2,201	1.54%		1.67%		0.78%	12.93%
11.11%		1,803	1.47%		1.62%		1.10%	34.85%

5.46%		17,541	1.25%		1.66%		2.43%	8.48%
22.14%		17,141	1.30	%(g)	1.79	%(g)	0.69%	20.60%
7.92%		19,840	1.30	%(g)	1.79	%(g)	0.71%	36.40%
(2.16%)		48,927	1.30	%(g)	1.53	%(g)	1.27%	12.11%
5.67%		189,864	1.30%		1.43%		0.99%	12.93%
11.29%		212,642	1.30%		1.45%		0.91%	34.85%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2018 Semi-Annual Report	107

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Japanese Equities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$12.15	$0.02	$0.20	$0.22	$(0.03)	$(0.14)	$(0.17)	$12.20
Year Ended October 31, 2017	11.02	0.03	1.23	1.26	(0.03)	(0.10)	(0.13)	12.15
Year Ended October 31, 2016(g)	10.00	0.06	0.97	1.03	(0.01)	–	(0.01)	11.02
Class C Shares
Six Months Ended April 30, 2018*	12.02	(0.02)	0.19	0.17	–	(0.14)	(0.14)	12.05
Year Ended October 31, 2017	10.95	(0.05)	1.22	1.17	–	(0.10)	(0.10)	12.02
Year Ended October 31, 2016(g)	10.00	(0.02)	0.97	0.95	– (h)	–	– (h)	10.95
Class R Shares
Six Months Ended April 30, 2018*	12.13	0.01	0.19	0.20	–	(0.14)	(0.14)	12.19
Year Ended October 31, 2017	11.00	– (h)	1.23	1.23	–	(0.10)	(0.10)	12.13
Year Ended October 31, 2016(g)	10.00	0.03	0.97	1.00	– (h)	–	– (h)	11.00
Institutional Service Class Shares
Six Months Ended April 30, 2018*	12.19	0.04	0.19	0.23	(0.04)	(0.14)	(0.18)	12.24
Year Ended October 31, 2017	11.04	0.06	1.23	1.29	(0.04)	(0.10)	(0.14)	12.19
Year Ended October 31, 2016(g)	10.00	0.07	0.98	1.05	(0.01)	–	(0.01)	11.04
Institutional Class Shares
Six Months Ended April 30, 2018*	12.19	0.04	0.19	0.23	(0.04)	(0.14)	(0.18)	12.24
Year Ended October 31, 2017	11.04	0.06	1.23	1.29	(0.04)	(0.10)	(0.14)	12.19
Year Ended October 31, 2016(g)	10.00	0.07	0.98	1.05	(0.01)	–	(0.01)	11.04

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

108	Semi-Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Japanese Equities Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(c)(f)

1.82%	$277	1.33%	9.38%	0.40%	14.20%
11.58%	278	1.30%	11.96%	0.31%	19.81%
10.27%	22	1.25%	19.03%	0.67%	8.21%

1.42%	12	2.00%	10.05%	(0.32%)	14.20%
10.81%	12	2.00%	12.66%	(0.48%)	19.81%
9.50%	11	2.00%	19.78%	(0.22%)	8.21%

1.65%	12	1.50%	9.55%	0.19%	14.20%
11.31%	12	1.50%	12.16%	0.02%	19.81%
10.05%	11	1.50%	19.28%	0.28%	8.21%

1.92%	13	1.00%	9.05%	0.68%	14.20%
11.89%	12	1.00%	11.66%	0.52%	19.81%
10.50%	11	1.00%	18.78%	0.78%	8.21%

1.92%	1,210	1.00%	9.05%	0.69%	14.20%
11.88%	1,187	1.00%	11.66%	0.52%	19.81%
10.50%	1,061	1.00%	18.78%	0.79%	8.21%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 30, 2015 (commencement of operations) through October 31, 2016.
(h)	Less than $0.005 per share.

2018 Semi-Annual Report	109

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Mid Cap Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$13.35	$(0.01)	$0.48	$0.47	$(0.01)	$(1.20)	$(1.21)	$12.61
Year Ended October 31, 2017	10.95	– (g)	2.63	2.63	(0.02)	(0.21)	(0.23)	13.35
Year Ended October 31, 2016(h)	10.00	0.01	0.94	0.95	–	–	–	10.95
Class C Shares
Six Months Ended April 30, 2018*	13.21	(0.06)	0.46	0.40	–	(1.20)	(1.20)	12.41
Year Ended October 31, 2017	10.89	(0.09)	2.62	2.53	–	(0.21)	(0.21)	13.21
Year Ended October 31, 2016(h)	10.00	(0.05)	0.94	0.89	–	–	–	10.89
Class R Shares
Six Months Ended April 30, 2018*	13.31	(0.02)	0.46	0.44	– (g)	(1.20)	(1.20)	12.55
Year Ended October 31, 2017	10.93	(0.03)	2.63	2.60	(0.01)	(0.21)	(0.22)	13.31
Year Ended October 31, 2016(h)	10.00	(0.01)	0.94	0.93	–	–	–	10.93
Institutional Service Class Shares
Six Months Ended April 30, 2018*	13.38	0.01	0.46	0.47	(0.02)	(1.20)	(1.22)	12.63
Year Ended October 31, 2017	10.97	0.03	2.63	2.66	(0.04)	(0.21)	(0.25)	13.38
Year Ended October 31, 2016(h)	10.00	0.02	0.95	0.97	–	–	–	10.97
Institutional Class Shares
Six Months Ended April 30, 2018*	13.38	0.01	0.46	0.47	(0.02)	(1.20)	(1.22)	12.63
Year Ended October 31, 2017	10.97	0.03	2.63	2.66	(0.04)	(0.21)	(0.25)	13.38
Year Ended October 31, 2016(h)	10.00	0.02	0.95	0.97	–	–	–	10.97

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

110	Semi-Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Mid Cap Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

3.35%	$57	1.25%	10.17%	(0.12%)	13.37%
24.41%	46	1.25%	12.12%	(0.01%)	42.92%
9.50%	12	1.25%	15.77%	0.09%	18.10%

2.86%	14	2.00%	10.90%	(0.88%)	13.37%
23.57%	13	2.00%	12.87%	(0.76%)	42.92%
8.90%	11	2.00%	16.52%	(0.67%)	18.10%

3.15%	14	1.50%	10.39%	(0.38%)	13.37%
24.14%	14	1.50%	12.37%	(0.25%)	42.92%
9.30%	11	1.50%	16.02%	(0.17%)	18.10%

3.40%	22	1.00%	9.93%	0.15%	13.37%
24.70%	14	1.00%	11.87%	0.25%	42.92%
9.70%	11	1.00%	15.52%	0.33%	18.10%

3.39%	1,396	1.00%	9.92%	0.12%	13.37%
24.70%	1,338	1.00%	11.87%	0.25%	42.92%
9.70%	1,053	1.00%	15.52%	0.33%	18.10%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Less than $0.005 per share.
(h)	For the period from February 29, 2016 (commencement of operations) through October 31, 2016.

2018 Semi-Annual Report	111

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$13.05	$0.01	$0.87	$0.88		$(0.04)	$(1.33)	$(1.37)	$12.56
Year Ended October 31, 2017	12.13	0.04	2.34	2.38		(0.02)	(1.44)	(1.46)	13.05
Year Ended October 31, 2016	12.52	0.03	0.21	0.24		(0.02)	(0.61)	(0.63)	12.13
Year Ended October 31, 2015	13.40	0.11	(0.02)	0.09		(0.12)	(0.85)	(0.97)	12.52
Year Ended October 31, 2014	12.41	0.12	1.09	1.21		(0.13)	(0.09)	(0.22)	13.40
Year Ended October 31, 2013	9.97	0.11	2.43	2.54		(0.10)	–	(0.10)	12.41
Class C Shares
Six Months Ended April 30, 2018*	11.53	(0.03)	0.76	0.73		–	(1.33)	(1.33)	10.93
Year Ended October 31, 2017	10.93	(0.04)	2.08	2.04		–	(1.44)	(1.44)	11.53
Year Ended October 31, 2016	11.40	(0.05)	0.19	0.14		–	(0.61)	(0.61)	10.93
Year Ended October 31, 2015	12.29	0.02	(0.02)	–	(h)	(0.04)	(0.85)	(0.89)	11.40
Year Ended October 31, 2014	11.40	0.02	1.00	1.02		(0.04)	(0.09)	(0.13)	12.29
Year Ended October 31, 2013	9.18	0.02	2.23	2.25		(0.03)	–	(0.03)	11.40
Class R Shares
Six Months Ended April 30, 2018*	12.29	(0.02)	0.82	0.80		–	(1.33)	(1.33)	11.76
Year Ended October 31, 2017	11.53	(0.01)	2.21	2.20		–	(1.44)	(1.44)	12.29
Year Ended October 31, 2016	11.96	(0.01)	0.20	0.19		(0.01)	(0.61)	(0.62)	11.53
Year Ended October 31, 2015	12.85	0.08	(0.02)	0.06		(0.10)	(0.85)	(0.95)	11.96
Year Ended October 31, 2014	11.91	0.09	1.04	1.13		(0.10)	(0.09)	(0.19)	12.85
Year Ended October 31, 2013	9.58	0.08	2.32	2.40		(0.07)	–	(0.07)	11.91
Institutional Service Class Shares
Six Months Ended April 30, 2018*	13.79	0.02	0.92	0.94		(0.06)	(1.33)	(1.39)	13.34
Year Ended October 31, 2017	12.74	0.06	2.46	2.52		(0.03)	(1.44)	(1.47)	13.79
Year Ended October 31, 2016	13.09	0.05	0.24	0.29		(0.03)	(0.61)	(0.64)	12.74
Year Ended October 31, 2015	13.98	0.14	(0.03)	0.11		(0.15)	(0.85)	(1.00)	13.09
Year Ended October 31, 2014	12.93	0.15	1.14	1.29		(0.15)	(0.09)	(0.24)	13.98
Year Ended October 31, 2013	10.38	0.14	2.53	2.67		(0.12)	–	(0.12)	12.93
Institutional Class Shares
Six Months Ended April 30, 2018*	13.82	0.03	0.92	0.95		(0.07)	(1.33)	(1.40)	13.37
Year Ended October 31, 2017	12.76	0.08	2.46	2.54		(0.04)	(1.44)	(1.48)	13.82
Year Ended October 31, 2016	13.10	0.06	0.24	0.30		(0.03)	(0.61)	(0.64)	12.76
Year Ended October 31, 2015	13.99	0.15	(0.03)	0.12		(0.16)	(0.85)	(1.01)	13.10
Year Ended October 31, 2014	12.94	0.16	1.15	1.31		(0.17)	(0.09)	(0.26)	13.99
Year Ended October 31, 2013	10.38	0.14	2.54	2.68		(0.12)	–	(0.12)	12.94

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

112	Semi-Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

6.89%	$245,385	1.19%		1.25%		0.12%	22.81%
21.13%	242,085	1.19	%(g)	1.26	%(g)	0.29%	33.79%
2.25%	225,723	1.19	%(g)	1.28	%(g)	0.21%	63.11%
0.50%	247,549	1.17	%(g)	1.25	%(g)	0.87%	16.92%
9.87%	276,861	1.17%		1.25%		0.92%	20.60%
25.54%	282,602	1.15%		1.23%		0.94%	19.53%

6.46%	3,283	1.90%		2.07%		(0.58%)	22.81%
20.26%	3,544	1.90	%(g)	2.09	%(g)	(0.40%)	33.79%
1.56%	5,883	1.90	%(g)	2.08	%(g)	(0.50%)	63.11%
(0.27%)	7,134	1.90	%(g)	1.98	%(g)	0.15%	16.92%
9.07%	8,469	1.90%		1.98%		0.19%	20.60%
24.60%	9,637	1.90%		1.95%		0.20%	19.53%

6.64%	204	1.58%		1.64%		(0.28%)	22.81%
20.64%	159	1.58	%(g)	1.65	%(g)	(0.05%)	33.79%
1.95%	266	1.51	%(g)	1.60	%(g)	(0.12%)	63.11%
0.23%	458	1.40	%(g)	1.48	%(g)	0.62%	16.92%
9.62%	351	1.40%		1.48%		0.69%	20.60%
25.16%	405	1.40%		1.45%		0.73%	19.53%

6.98%	111,134	0.97%		1.03%		0.34%	22.81%
21.33%	109,418	0.98	%(g)	1.05	%(g)	0.49%	33.79%
2.52%	101,549	1.00	%(g)	1.09	%(g)	0.40%	63.11%
0.59%	109,288	0.99	%(g)	1.07	%(g)	1.06%	16.92%
10.13%	128,283	0.96%		1.07%		1.12%	20.60%
25.84%	128,368	0.90%		1.05%		1.21%	19.53%

6.99%	6,953	0.90%		1.01%		0.41%	22.81%
21.45%	6,507	0.90	%(g)	1.01	%(g)	0.59%	33.79%
2.63%	6,742	0.90	%(g)	1.02	%(g)	0.50%	63.11%
0.68%	7,059	0.90	%(g)	0.98	%(g)	1.13%	16.92%
10.23%	3,437	0.90%		0.98%		1.18%	20.60%
26.00%	3,867	0.90%		0.95%		1.21%	19.53%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.

2018 Semi-Annual Report	113

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$35.61	$(0.03)	$(0.55)	$(0.58)	$35.03
Year Ended October 31, 2017	28.71	(0.11)	7.01	6.90	35.61
Year Ended October 31, 2016	26.62	(0.09)	2.18	2.09	28.71
Year Ended October 31, 2015	23.90	(0.08)	2.80	2.72	26.62
Year Ended October 31, 2014	21.86	0.01	2.03	2.04	23.90
Year Ended October 31, 2013	15.85	0.05	5.96	6.01	21.86
Class C Shares
Six Months Ended April 30, 2018*	30.94	(0.14)	(0.48)	(0.62)	30.32
Year Ended October 31, 2017	25.12	(0.30)	6.12	5.82	30.94
Year Ended October 31, 2016	23.46	(0.24)	1.90	1.66	25.12
Year Ended October 31, 2015	21.20	(0.23)	2.49	2.26	23.46
Year Ended October 31, 2014	19.53	(0.14)	1.81	1.67	21.20
Year Ended October 31, 2013	14.26	(0.07)	5.34	5.27	19.53
Class R Shares
Six Months Ended April 30, 2018*	32.97	(0.08)	(0.52)	(0.60)	32.37
Year Ended October 31, 2017	26.67	(0.21)	6.51	6.30	32.97
Year Ended October 31, 2016	24.78	(0.13)	2.02	1.89	26.67
Year Ended October 31, 2015	22.30	(0.14)	2.62	2.48	24.78
Year Ended October 31, 2014	20.44	(0.04)	1.90	1.86	22.30
Year Ended October 31, 2013	14.85	0.01	5.58	5.59	20.44
Institutional Service Class Shares
Six Months Ended April 30, 2018*	37.51	0.01	(0.57)	(0.56)	36.95
Year Ended October 31, 2017	30.17	(0.03)	7.37	7.34	37.51
Year Ended October 31, 2016	27.90	(0.02)	2.29	2.27	30.17
Year Ended October 31, 2015	24.96	(1.71)	4.65	2.94	27.90
Year Ended October 31, 2014	22.76	0.08	2.12	2.20	24.96
Year Ended October 31, 2013	16.47	0.09	6.20	6.29	22.76
Institutional Class Shares
Six Months Ended April 30, 2018*	37.49	0.02	(0.58)	(0.56)	36.93
Year Ended October 31, 2017	30.14	(0.02)	7.37	7.35	37.49
Year Ended October 31, 2016	27.87	– (h)	2.27	2.27	30.14
Year Ended October 31, 2015	24.93	– (h)	2.94	2.94	27.87
Year Ended October 31, 2014	22.73	0.07	2.13	2.20	24.93
Year Ended October 31, 2013	16.43	0.12	6.18	6.30	22.73

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

114	Semi-Annual Report 2018

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

(1.63	%)(g)	$288,232	1.35%	1.35%	(0.19%)	21.76%
24.03%		316,766	1.38%	1.38%	(0.33%)	42.71%
7.85%		259,556	1.46%	1.39%	(0.33%)	32.20%
11.38%		75,005	1.46%	1.53%	(0.33%)	29.43%
9.33%		72,790	1.47%	1.59%	0.03%	29.32%
37.92%		81,916	1.47%	1.58%	0.25%	39.71%

(2.00%)		83,586	2.07%	2.07%	(0.90%)	21.76%
23.17%		95,913	2.10%	2.10%	(1.05%)	42.71%
7.08%		78,109	2.15%	2.12%	(0.96%)	32.20%
10.66%		35,665	2.15%	2.22%	(1.02%)	29.43%
8.55%		31,346	2.15%	2.27%	(0.66%)	29.32%
36.96%		32,664	2.15%	2.26%	(0.42%)	39.71%

(1.82%)		10,395	1.72%	1.72%	(0.46%)	21.76%
23.62	%(g)	20,595	1.72%	1.72%	(0.67%)	42.71%
7.63	%(g)	13,722	1.68%	1.65%	(0.49%)	32.20%
11.12%		4,601	1.71%	1.78%	(0.59%)	29.43%
9.10%		1,152	1.70%	1.82%	(0.19%)	29.32%
37.64%		1,507	1.67%	1.78%	0.08%	39.71%

(1.49%)		57,600	1.08%	1.08%	0.08%	21.76%
24.33	%(g)	61,897	1.13%	1.13%	(0.08%)	42.71%
8.14%		47,421	1.14%	1.13%	(0.06%)	32.20%
11.78%		9,101	1.18%	1.25%	(6.38%)	29.43%
9.67%		1,626	1.15%	1.27%	0.33%	29.32%
38.19%		1,694	1.15%	1.26%	0.48%	39.71%

(1.49%)		1,359,096	1.07%	1.07%	0.09%	21.76%
24.39%		1,467,787	1.10%	1.10%	(0.06%)	42.71%
8.15	%(g)	746,112	1.14%	1.12%	0.01%	32.20%
11.79%		235,400	1.15%	1.22%	0.02%	29.43%
9.68%		27,404	1.15%	1.27%	0.30%	29.32%
38.34%		19,619	1.15%	1.26%	0.61%	39.71%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	Less than $0.005 per share.

2018 Semi-Annual Report	115

Notes to Financial Statements

April 30, 2018 (unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2018, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2018, the Trust operated eighteen (18) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eleven (11) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia-Pacific (ex-Japan) Equity Fund (“Asia-Pacific (ex-Japan) Equity Fund”)
–	Aberdeen China Opportunities Fund (“China Opportunities Fund”)
–	Aberdeen Emerging Markets Fund (“Emerging Markets Fund”)
–	Aberdeen Focused U.S. Equity Fund (“Focused U.S. Equity Fund”)
–	Aberdeen Global Equity Fund (“Global Equity Fund”)
–	Aberdeen International Equity Fund (“International Equity Fund”)
–	Aberdeen International Small Cap Fund (“International Small Cap Fund”)
–	Aberdeen Japanese Equities Fund (“Japanese Equities Fund”)
–	Aberdeen U.S. Mid Cap Equity Fund (“U.S. Mid Cap Equity Fund”)
–	Aberdeen U.S. Multi-Cap Equity Fund (“U.S. Multi-Cap Equity Fund”)
–	Aberdeen U.S. Small Cap Equity Fund (“U.S. Small Cap Equity Fund”)

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

116	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 NAV. Generally, these investment types are categorized as Level 1 investments.

Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ pricing committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•	Level 1-quoted prices in active markets for identical investments;
•	Level 2-other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3-significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

The following is a summary of the inputs used as of April 30, 2018 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2018 Semi-Annual Report	117

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Asia-Pacific (ex-Japan) Equity Fund
Investments in Securities
Common Stocks	841,004	10,129,436	–	10,970,440
Preferred Stocks	–	791,677	–	791,677
Short-Term Investment	107,560	–	–	107,560

	948,564	10,921,113	–	11,869,677

China Opportunities Fund
Investments in Securities
Common Stocks	789,736	13,597,484	–	14,387,220
Short-Term Investment	336,615	–	–	336,615

	1,126,351	13,597,484	–	14,723,835

Emerging Markets Fund
Investments in Securities
Common Stocks	2,087,113,809	5,513,499,875	–	7,600,613,684
Preferred Stocks	264,324,247	582,721,811	–	847,046,058
Short-Term Investment	34,109,435	–	–	34,109,435

	2,385,547,491	6,096,221,686	–	8,481,769,177

Focused U.S. Equity Fund
Investments in Securities
Common Stocks–Long Positions	19,583,619	–	–	19,583,619
Short-Term Investment	181,026	–	–	181,026

	19,764,645	–	–	19,764,645

Global Equity Fund
Investments in Securities
Common Stocks	16,380,282	19,594,946	–	35,975,228
Preferred Stocks	2,039,632	1,016,678	–	3,056,310
Short-Term Investment	222,457	–	–	222,457

	18,642,371	20,611,624	–	39,253,995

International Equity Fund
Investments in Securities
Common Stocks	82,462,400	394,683,569	–	477,145,969
Preferred Stocks	29,932,113	15,428,087	–	45,360,200
Short-Term Investment	12,189,580	–	–	12,189,580

	124,584,093	410,111,656	–	534,695,749

118	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
International Small Cap Fund
Investments in Securities
Common Stocks	25,358,556	55,355,399	–	80,713,955
Short-Term Investment	715,678	–	–	715,678

	26,074,234	55,355,399	–	81,429,633

Japanese Equities Fund
Investments in Securities
Common Stocks	–	1,481,952	–	1,481,952
Short-Term Investment	874	–	–	874

	874	1,481,952	–	1,482,826

U.S. Mid Cap Equity Fund
Investments in Securities
Common Stocks	1,441,475	–	–	1,441,475
Short-Term Investment	24,333	–	–	24,333

	1,465,808	–	–	1,465,808

U.S. Multi-Cap Equity Fund
Investments in Securities
Common Stocks	364,004,544	–	–	364,004,544
Short-Term Investment	3,723,637	–	–	3,723,637

	367,728,181	–	–	367,728,181

U.S. Small Cap Equity Fund
Investments in Securities
Common Stocks	1,803,406,164	–	–	1,803,406,164

	1,803,406,164	–	–	1,803,406,164

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each fiscal period. As described above, certain foreign securities are valued utilizing valuation factors provided by an independent pricing service to reflect any significant market movements between the time foreign markets close and the time the Fund values such foreign securities. The utilization of valuation factors may result in transfers between Level 1 and Level 2. The following is a summary of transfers from Level 1 and Level 2 as of April 30, 2018:

Fund	Transfer from Level 1	Transfer from Level 2
Asia-Pacific (ex-Japan) Equity Fund	$332,990	–
China Opportunities Fund	$41,223	$353,401
Emerging Markets Fund	$623,439,945	$109,768,896
Global Equity Fund	–	$393,855
International Equity Fund	$8,462,647	$7,563,632
International Small Cap Fund	$10,465,978	$3,959,482

2018 Semi-Annual Report	119

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

b.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.	Foreign Currency Translation

Foreign securities, currency and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, at Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

d.	Rights Issues and Warrants

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e.	Short Sales

During the period, and prior to changing its principal investment strategies and name from Aberdeen Equity Long-Short Fund to Aberdeen Focused U.S. Equity Fund (which occurred on November 15, 2017), the Fund engaged in short-selling of portfolio securities, which obligates the Fund to replace any security that it has borrowed by purchasing the security at current market value sometime in the future. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will segregate or earmarks cash, other liquid assets and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

f.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the average net asset value of that class’ shares in proportion to the average net assets of the relevant Fund when incurred. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

g.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

h.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income

120	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

i.	Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes. In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j.	Repurchase Agreements

The Funds may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the Fund’s repurchase agreement counterparty, Fixed Income Clearing Corp. To the extent the Funds enter into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments. As of and during the six month period ended, April 30, 2018, the Funds did not hold any repurchase agreements.

k.	Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.

The Funds continue to own the loaned securities. However, securities lending involves certain risks including the event of default or insolvency of the borrower and possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and, therefore, this amount is not presented on the Funds’ Statements of Investments.

At April 30, 2018, the market value of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Cash Collateral	Value of Non-cash Collateral
China Opportunities Fund	$72,666	$74,394	$–
Emerging Markets Fund	78,297,165	79,962,806	–
Focused U.S. Equity Fund	2,390,354	2,448,168	–
Global Equity Fund	1,292,863	1,330,959	–
U.S. Multi-Cap Fund	65,893,798	67,484,489	–
U.S. Small Cap Equity Fund	453,025,688	462,583,589	–

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board.

2018 Semi-Annual Report	121

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Asia-Pacific (ex-Japan) Equity Fund	On all assets	1.00%
China Opportunities Fund	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%
Emerging Markets Fund	On all assets	0.90%
Focused U.S. Equity Fund (effective 11/15/17)*	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
Global Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
International Equity Fund	On all assets	0.80%
International Small Cap Fund (effective 2/28/18)**	Up to $100 million	1.00%
	On $100 million and more	0.90%
Japanese Equities Fund	On all assets	0.65%
U.S. Mid Cap Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
U.S. Multi-Cap Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
U.S. Small Cap Equity Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%

*	Prior to the change in fee on November 15, 2017, the management fee rate for the Fund was 1.15% on assets up to $1 billion and 1.00% on assets in excess of $1 billion.
**	Prior to the change in fee on February 28, 2018, the management fee rate for the Fund was 1.25% on assets up to $100 million and 1.00% on assets in excess of $100 million.

The Adviser has engaged the services of affiliates Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Managers Limited (“AAML”) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any.

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed below. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees of the Board. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses.

Fund	Limit
Asia-Pacific (ex-Japan) Equity Fund	1.25%
China Opportunities Fund	1.62%
Emerging Markets Fund	1.10%
Focused U.S. Equity Fund (effective 11/15/17)*	0.90%
Global Equity Fund	1.19%
International Equity Fund	1.10%
International Small Cap Fund (effective 2/28/18)**	1.15%
Japanese Equities Fund	1.00%
U.S. Mid Cap Equity Fund	1.00%
U.S. Multi-Cap Equity Fund	0.90%
U.S. Small Cap Equity Fund	1.15%

*	Prior to the change in the Fund’s name, strategy and fee structure on November 15, 2017, this limit was 1.40%.
**	Prior to the change in limit on February 28, 2018, the limit was 1.30%.

122	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

Effective as of November 15, 2017, in connection with the change in the Focused U.S. Equity Fund’s name, strategy and fee structure, the Adviser terminated, with the approval of the Independent Trustees of the Board, the written contract to reimburse the Fund for short-sale brokerage expenses at an annual rate of up to 0.15% of the Fund’s average daily net assets. Amounts reimbursed by the Adviser for short sale brokerage expenses are not subject to recoupment at a later date.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2018, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to Aberdeen for each Fund, based on expenses reimbursed by Aberdeen, including adjustments described above, would be:

Fund	Amount Fiscal Year 2015 (Expires 10/31/18)	Amount Fiscal Year 2016 (Expires 10/31/19)	Amount Fiscal Year 2017 (Expires 10/31/20)	Amount Six Months Ended April 30, 2018 (expires 4/30/21)	Total*
Asia-Pacific (ex-Japan) Equity Fund	$136,242	$89,826	$230,842	$98,584	$555,494
China Opportunities Fund	71,902	136,771	144,211	70,335	423,219
Emerging Markets Fund	1,517,233	2,402,413	2,698,121	1,535,137	8,152,904
Focused U.S. Equity Fund	–	132,760	144,234	85,316	362,310
Global Equity Fund	57,928	67,616	110,176	76,167	311,887
International Equity Fund	–	4,248	11,298	1,370	16,916
International Small Cap Fund	178,843	366,445	338,671	149,837	1,033,796
Japanese Equities Fund	–	165,646	128,431	62,544	356,621
U.S. Mid Cap Equity Fund	–	103,780	137,558	66,129	307,467
U.S. Multi-Cap Equity Fund	172,243	329,278	250,349	112,689	864,559
U.S. Small Cap Equity Fund	–	–	–	–	–

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts	listed as “–” are $0 or round to $0.

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company (“State Street”) provides sub-administration services with respect to the Funds. Aberdeen pays State Street for such services.

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

2018 Semi-Annual Report	123

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Asia-Pacific (ex-Japan) Equity Fund	0.25%	1.00%	0.50%
China Opportunities Fund	0.25%	1.00%	0.50%
Emerging Markets Fund	0.25%	1.00%	0.50%
Focused U.S. Equity Fund	0.25%	1.00%	0.50%
Global Equity Fund	0.25%	1.00%	0.50%
International Equity Fund	0.25%	1.00%	0.50%
International Small Cap Fund	0.25%	1.00%	0.50%
Japanese Equities Fund	0.25%	1.00%	0.50%
U.S. Mid Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Multi-Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Small Cap Equity Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). For the six-month period ended April 30, 2018, AFD retained commissions of $247,023 from front-end sales charges of Class A shares and $24,977 from CDSC fees from Class C (and certain Class A) shares of the Funds.

d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class R and Institutional Services Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Services Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2019, a Fund may pay a maximum of 0.15% for contracts with fees that are calculated as percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

124	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

The amount of sub-transfer agent and administrative service fees paid during the six-month period ended April 30, 2018 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
Asia-Pacific (ex-Japan) Equity Fund	$235	$37	$–	$869	$2,394
China Opportunities Fund	3,698	1,926	1,463	280	348
Emerging Markets Fund	253,803	20,849	62,285	86,639	2,254,359
Focused U.S. Equity Fund	4,406	962	2,571	514	6,375
Global Equity Fund	12,512	2,342	3,755	226	354
International Equity Fund	23,711	7,789	5,235	38,416	39,419
International Small Cap Fund	22,327	729	1,638	31	5,166
Japanese Equities Fund	120	–	–	–	7
U.S. Mid Cap Equity Fund	–	–	–	–	7
U.S. Multi-Cap Equity Fund	48,249	2,007	228	39,874	1,604
U.S. Small Cap Equity Fund	199,933	46,001	17,707	32,434	699,378

e.	Purchase/Sale Transactions Between Affiliates

The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board of Trustees of the Trust. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the six month period ended April 30, 2018, the Funds did not engage in any of these trades.

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six-month period ended April 30, 2018, were as follows:

Fund	Purchases	Sales
Asia-Pacific (ex-Japan) Equity Fund	$1,529,242	$1,524,519
China Opportunities Fund	2,099,710	1,899,181
Emerging Markets Fund	962,135,890	1,187,153,748
Focused U.S. Equity Fund	10,435,438	17,044,987
Global Equity Fund	3,736,699	7,912,921
International Equity Fund	56,766,383	47,662,799
International Small Cap Fund	6,849,114	9,179,211
Japanese Equities Fund	228,176	214,030
U.S. Mid Cap Equity Fund	242,800	189,294
U.S. Multi-Cap Equity Fund	83,445,798	96,617,105
U.S. Small Cap Equity Fund	412,732,405	475,512,393

5. Portfolio Investment Risks

a.	Active Trading Risk

The Focused U.S. Equity Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund.

b.	Country/Regional Focus Risk

Certain Funds may have significant exposure to a single country or geographical region, which involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

c.	Emerging Markets Risk

Certain Funds are subject to Emerging Markets Risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

2018 Semi-Annual Report	125

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

d.	Equity-Linked Notes

Certain Funds may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).

e.	Focus Risk

Because the Focused U.S. Equity Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund will be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

f.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

g.	Foreign Securities Risk

Certain Funds are subject to Foreign Securities Risk. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and political and economical risks.

Asia-Pacific (ex-Japan) Region. The Asia-Pacific (ex-Japan) region generally refers to the part of the world in or near the Western Pacific Ocean. The area includes much of East Asia, South Asia, Australasia and Oceania, but excludes Japan. Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability, as described below under “– Asian Risk.”

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. A fund investing heavily in Asia may be more volatile than a fund which is broadly diversified geographically.

China Risk. The economy of China differs from the U.S. and other more established economies in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, and some of these differences are unfavorable to investors. Therefore, investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Funds invest in China A shares. China A shares are shares in mainland China-based companies that trade on Chinese stock exchanges and are usually only available to foreign investors through a quota license or by purchasing Shanghai and Shenzhen Stock Exchange listed securities via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (collectively, “Stock Connect”). Investing in China A shares may involve special risk considerations such as volatility in the China A share market and uncertainty regarding taxation.

A Funds’ ability to freely trade in China A Shares as a foreign investor through the quota license or Stock Connect may be limited by quota and repatriation restrictions, and utilizing Stock Connect is subject to trading, clearance and settlement procedures in China that are relatively new and untested.

Japan Risk. The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth has remained relatively low. The economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).

h.	Illiquid Securities Risk

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

126	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

Each Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. A Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

i.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle. For additional information on redemptions, please see the Statement of Changes in Net Assets.

j.	Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

k.	Management Risk

The Funds are subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds and there can be no guarantee that these decisions will achieve the desired results for the Funds. In addition, the Adviser may select securities that underperform the relevant market of other funds with similar investment objectives and strategies.

l.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

m.	Mid-Cap Securities Risk

Certain Funds are subject to Mid-Cap Securities Risk. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of larger companies.

n.	Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than a fund that invest more broadly.

Consumer Staples Sector Risk. To the extent the consumer staples sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Financial Sector Risk. To the extent that the financial sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Industrials Sector Risk. To the extent that the industrials sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

Information Technology Risk. To the extent that the information technology sector represents a significant portion of a fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the information technology sector may be adversely impacted by many factors, including, among others, overall economic conditions, short product cycles, rapid obsolescence of products, competition and government regulation.

2018 Semi-Annual Report	127

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

o.	Small-Cap Securities Risk

Certain Funds are subject to Small-Cap Securities Risk. Stocks of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

p.	Valuation Risk

The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Please read the prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

7. Tax Information

As of April 30, 2018, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asia-Pacific (ex-Japan) Equity Fund	$9,550,868	$2,636,601	$(317,792)	$2,318,809
China Opportunities Fund	12,957,071	3,136,216	(1,369,452)	1,766,764
Emerging Markets Fund	7,309,615,820	1,907,402,672	(735,249,315)	1,172,153,357
Focused U.S. Equity Fund	16,752,810	3,454,557	(442,722)	3,011,835
Global Equity Fund	32,417,472	7,184,343	(347,820)	6,836,523
International Equity Fund	473,406,569	94,265,495	(32,976,315)	61,289,180
International Small Cap Fund	62,618,036	20,125,639	(1,316,003)	18,809,636
Japanese Equities Fund	1,238,200	274,004	(29,378)	244,626
U.S. Mid Cap Equity Fund	1,248,490	244,569	(27,251)	217,318
U.S. Multi-Cap Equity Fund	301,651,065	75,493,249	(9,416,133)	66,077,116
U.S. Small Cap Equity Fund	1,674,999,107	228,974,025	(100,566,968)	128,407,057

128	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$–	$–	$–	$–	$–	$–
China Opportunities Fund	102,872	–	102,872	–	–	102,872
Emerging Markets Fund	89,428,350	–	89,428,350	–	–	89,428,350
Focused U.S. Equity Fund	–	8,130,740	8,130,740	–	–	8,130,740
Global Equity Fund	821,069	–	821,069	–	–	821,069
International Equity Fund	7,480,443	–	7,480,443	–	–	7,480,443
International Small Cap Fund	423,180	211,791	634,971	–	–	634,971
Japanese Equities Fund	13,538	–	13,538	–	–	13,538
U.S. Mid Cap Equity Fund	25,434	–	25,434	–	–	25,434
U.S. Multi-Cap Equity Fund	582,292	39,016,766	39,599,058	–	–	39,599,058
U.S. Small Cap Equity Fund	–	–	–	–	–	–

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Asia-Pacific (ex-Japan) Equity Fund	$–	$158,674	$–	$–	$–	$–	$–	$1,267,122	$(201,965,084)	$(200,539,288)
China Opportunities Fund	–	113,578	–	–	–	–	–	743,324	(1,509,922)	(653,020)
Emerging Markets Fund	–	115,182,556	–	–	–	–	–	1,175,647,306	(88,493,046)	1,202,336,816
Focused U.S. Equity Fund	–	–	6,555,886	–	–	(384,866)	–	2,250,967	–	8,421,987
Global Equity Fund	–	245,638	3,376,934	–	–	–	–	6,541,875	(4,793,155)	5,371,292
International Equity Fund	–	5,871,014	–	–	–	–	–	66,855,426	(36,736,696)	35,989,744
International Small Cap Fund	–	491,325	2,117,573	–	–	–	–	16,958,142	–	19,567,040
Japanese Equities Fund	–	7,371	15,176	–	–	–	–	218,939	–	241,486
U.S. Mid Cap Equity Fund	–	52,373	76,333	–	–	–	–	217,046	–	345,752
U.S. Multi-Cap Equity Fund	–	1,239,601	35,841,152	–	–	–	–	67,248,989	–	104,329,742
U.S. Small Cap Equity Fund	–	–	–	–	–	(4,406,386)	–	237,604,437	–	233,198,051

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to passive foreign investment companies and tax deferral of losses on wash sales.
**	As of October 31, 2017, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

2018 Semi-Annual Report	129

Notes to Financial Statements (continued)

April 30, 2018 (unaudited)

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Fund with no expiration.

Fund	Amount	Expires
Asia-Pacific (ex-Japan) Equity Fund	$122,980,163	Unlimited (Short-Term)
Asia-Pacific (ex-Japan) Equity Fund	78,984,921	Unlimited (Long-Term)
China Opportunities Fund	1,509,922	Unlimited (Long-Term)
Emerging Markets Fund	88,493,046	Unlimited (Long-Term)
Global Equity Fund	4,793,155	Unlimited (Long-Term)
International Equity Fund	1,215,870	Unlimited (Short-Term)
International Equity Fund	35,520,825	Unlimited (Long-Term)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8. Significant Shareholders

As of April 30, 2018, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia-Pacific (ex-Japan) Equity Fund	73.7%	7
China Opportunities Fund	28.7	2
Emerging Markets Fund	54.3	4
Focused U.S. Equity Fund	41.6	6
Global Equity Fund	24.3	2
International Equity Fund	56.8	3
International Small Cap Fund	23.9	2
Japanese Equities Fund	95.6	2
U.S. Mid Cap Equity Fund	90.4	1
U.S. Multi-Cap Equity Fund	11.6	2
U.S. Small Cap Equity Fund	52.0	4

9. Line of Credit

The Trust, on behalf of each of the Funds of the Trust (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) for the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the six month period ended April 30, 2018, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the six-month period ended April 30, 2018.

130	Semi-Annual Report 2018

Notes to Financial Statements (concluded)

April 30, 2018 (unaudited)

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Emerging Markets Fund	10,300,000	3.13%	1
Focused U.S. Equity Fund	488,412	2.83%	14
U.S. Small Cap Equity Fund	3,910,000	3.01%	5

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2018.

Effective June 1, 2018, the MSCI Japan Index replaced the TOPIX Index as the Japanese Equity Fund’s primary benchmark. The Adviser believes that the MSCI Japan Index is a more meaningful comparison index given the large-cap nature of the Japanese Equity Fund’s holdings.

On December 14, 2017, at a meeting of the Boards of Trustees (the “Boards”) of Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust (the “Trusts”), the Boards each considered and unanimously approved an agreement and plan of reorganization with respect to each Fund within the Trusts whereby each Fund would participate in a reorganization that would allow it to continue to operate as a corresponding new series of Aberdeen Funds, a Delaware statutory trust (the “Acquiring Funds”). Aberdeen Asset Management Inc. would serve as the investment adviser and Aberdeen Asset Managers Limited would serve as the subadviser to the Acquiring Funds. Following approval by shareholders each Predecessor Fund transferred all of its assets and liabilities as of the close of business May 4, 2018. The Acquiring Funds and corresponding Predecessor Funds are shown in the chart below.

Fund	Corresponding Alpine Predecessor Fund
Aberdeen Global Infrastructure Fund (“Global Infrastructure Fund”)	Alpine Global Infrastructure Fund, a series of Alpine Equity Trust
Aberdeen Realty Income & Growth Fund (“Realty Income & Growth Fund”)	Alpine Realty Income & Growth Fund, a series of Alpine Equity Trust
Aberdeen International Real Estate Equity Fund (“International Real Estate Equity Fund”)	Alpine International Real Estate Equity Fund, a series of Alpine Equity Trust
Aberdeen Dynamic Dividend Fund (“Dynamic Dividend Fund”)	Alpine Dynamic Dividend Fund, a series of Alpine Series Trust
Aberdeen Income Builder Fund (“Income Builder Fund”)	Alpine Rising Dividend Fund, a series of Alpine Series Trust
Aberdeen High Yield Managed Duration Municipal Fund (“High Yield Managed Duration Municipal Fund”)	Alpine High Yield Managed Duration Municipal Fund, a series of Alpine Income Trust
Aberdeen Ultra Short Municipal Income Fund (“Ultra Short Municipal Income Fund”)	Alpine Ultra Short Municipal Income Fund, a series of Alpine Income Trust

2018 Semi-Annual Report	131

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2017 and continued to hold your shares at the end of the reporting period, April 30, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2017	Actual Ending Account Value, April 30, 2018	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*1	Annualized Expense Ratio**
Asia-Pacific (ex-Japan) Equity Fund	Class A	$1,000.00	$1,054.40	$1,017.16	$7.84	$7.70	1.54%
	Class C	1,000.00	1,051.00	1,013.64	11.44	11.23	2.25%
	Class R	1,000.00	1,053.60	1,016.12	8.91	8.75	1.75%
	Institutional Service Class	1,000.00	1,055.40	1,018.15	6.83	6.71	1.34%
	Institutional Class	1,000.00	1,056.20	1,018.60	6.37	6.26	1.25%
China Opportunities Fund	Class A	1,000.00	1,072.10	1,015.08	10.07	9.79	1.96%
	Class C	1,000.00	1,068.60	1,011.80	13.44	13.07	2.62%
	Class R	1,000.00	1,070.50	1,013.59	11.60	11.28	2.26%
	Institutional Service Class	1,000.00	1,073.40	1,016.36	8.74	8.50	1.70%
	Institutional Class	1,000.00	1,073.80	1,016.76	8.33	8.10	1.62%
Emerging Markets Fund	Class A	1,000.00	1,009.40	1,016.96	7.87	7.90	1.58%
	Class C	1,000.00	1,007.30	1,014.38	10.45	10.49	2.10%
	Class R	1,000.00	1,008.90	1,016.27	8.57	8.60	1.72%
	Institutional Service Class	1,000.00	1,011.20	1,018.94	5.88	5.91	1.18%
	Institutional Class	1,000.00	1,012.20	1,019.34	5.49	5.51	1.10%
Focused U.S. Equity Fund	Class A	1,000.00	1,057.90	1,017.95	7.04	6.90	1.38%
	Class C	1,000.00	1,054.70	1,014.78	10.29	10.09	2.02%
	Class R	1,000.00	1,056.00	1,016.12	8.92	8.75	1.75%
	Institutional Service Class	1,000.00	1,059.00	1,019.19	5.77	5.66	1.13%
	Institutional Class	1,000.00	1,060.30	1,019.64	5.31	5.21	1.04%

132	Semi-Annual Report 2018

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, November 1, 2017	Actual Ending Account Value, April 30, 2018	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Global Equity Fund	Class A	$1,000.00	$1,018.90	$1,017.26	$7.61	$7.60	1.52%
	Class C	1,000.00	1,015.20	1,013.94	10.94	10.94	2.19%
	Class R	1,000.00	1,016.70	1,015.17	9.70	9.69	1.94%
	Institutional Service Class	1,000.00	1,019.80	1,018.45	6.41	6.41	1.28%
	Institutional Class	1,000.00	1,020.20	1,018.89	5.96	5.96	1.19%
International Equity Fund	Class A	1,000.00	1,010.80	1,018.00	6.83	6.85	1.37%
	Class C	1,000.00	1,006.90	1,014.38	10.45	10.49	2.10%
	Class R	1,000.00	1,009.40	1,016.66	8.17	8.20	1.64%
	Institutional Service Class	1,000.00	1,012.70	1,019.49	5.34	5.36	1.07%
	Institutional Class	1,000.00	1,012.60	1,019.79	5.04	5.06	1.01%
International Small Cap Fund	Class A	1,000.00	1,052.50	1,017.01	7.99	7.85	1.57%
	Class C	1,000.00	1,049.30	1,013.59	11.48	11.28	2.26%
	Class R	1,000.00	1,050.90	1,015.37	9.66	9.49	1.90%
	Institutional Service Class	1,000.00	1,053.60	1,017.90	7.08	6.95	1.39%
	Institutional Class	1,000.00	1,054.60	1,018.60	6.37	6.26	1.25%
Japanese Equities Fund	Class A	1,000.00	1,018.20	1,018.20	6.66	6.66	1.33%
	Class C	1,000.00	1,014.20	1,014.88	9.99	9.99	2.00%
	Class R	1,000.00	1,016.50	1,017.36	7.50	7.50	1.50%
	Institutional Service Class	1,000.00	1,019.20	1,019.84	5.01	5.01	1.00%
	Institutional Class	1,000.00	1,019.20	1,019.84	5.01	5.01	1.00%
U.S. Mid Cap Equity Fund	Class A	1,000.00	1,033.50	1,018.60	6.30	6.26	1.25%
	Class C	1,000.00	1,028.60	1,014.88	10.06	9.99	2.00%
	Class R	1,000.00	1,031.50	1,017.36	7.56	7.50	1.50%
	Institutional Service Class	1,000.00	1,034.00	1,019.84	5.04	5.01	1.00%
	Institutional Class	1,000.00	1,033.90	1,019.84	5.04	5.01	1.00%
U.S. Multi-Cap Equity Fund	Class A	1,000.00	1,068.90	1,018.89	6.10	5.96	1.19%
	Class C	1,000.00	1,064.60	1,015.37	9.73	9.49	1.90%
	Class R	1,000.00	1,066.40	1,016.96	8.10	7.90	1.58%
	Institutional Service Class	1,000.00	1,069.80	1,019.98	4.98	4.86	0.97%
	Institutional Class	1,000.00	1,069.90	1,020.33	4.62	4.51	0.90%
U.S. Small Cap Equity Fund	Class A	1,000.00	983.40	1,018.10	6.64	6.76	1.35%
	Class C	1,000.00	980.00	1,014.53	10.16	10.34	2.07%
	Class R	1,000.00	981.80	1,016.27	8.45	8.60	1.72%
	Institutional Service Class	1,000.00	985.10	1,019.44	5.32	5.41	1.08%
	Institutional Class	1,000.00	985.10	1,019.49	5.27	5.36	1.07%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

2018 Semi-Annual Report	133

Rev. 09/2017

FACTS	WHAT DOES ABERDEEN ASSET MANAGEMENT DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Applicable US and Canadian law gives consumers the right to limit some but not all sharing. These also require us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security/ Social Insurance number and account balances

•    Transaction history and assets

•   Account transactions and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Asset Management chooses to share; and whether you can limit this sharing. Where Aberdeen does share personal information with a trusted third party, it does so under strict terms that require the information to be used only for the purpose for which it was disclosed, kept confidential and protected by appropriate security safeguards.

Reasons we can share your personal information	Does Aberdeen Asset Management share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	Opt out available
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

•   Call 215-405-5735

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice until this information is no longer required.

However, you can contact us at any time to limit our sharing.

Questions?	www.aberdeen-asset.us

Rev. 09/2017

Who we are
Who is providing this notice?	Aberdeen U.S. Registered Investment Advisers (collectively referred to as “Aberdeen Asset Management”)
What we do
How does Aberdeen Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with applicable laws. These measures include computer safeguards and secured files and buildings.
How does Aberdeen Asset Management collect my personal information?

We collect your personal information, for example, when you:

•   Open an account or give us your contact information

•   Seek advice about your investments or make deposits or withdrawals from your account

•    Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

In order to provide you with the services for which you have engaged Aberdeen, the company relies on a number of third parties to provide support services, including profession, legal, accounting and technical support. Provincial laws and individual companies may give you additional rights to limit sharing.

US Federal law gives you the right to limit only:

•   Sharing for Aberdeen and affiliates’ everyday business purposes—information about your creditworthiness

•    Aberdeen and Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•   Our affiliates include companies with an Aberdeen Asset Management name and wholly-owned subsidiaries of Aberdeen Asset Management PLC, a global financial services company.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•   Aberdeen Asset Management does not share personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Aberdeen Asset Management doesn’t jointly market.
Other important information
This Privacy Notice is being provided by Aberdeen Asset Management, namely Aberdeen Asset Management Inc, Aberdeen Asset Managers Limited, Aberdeen Asset Management Limited, Aberdeen Asset Management Asia Limited, Aberdeen Capital Management LLC, and Arden Asset Management LLC.

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

Warren C. Smith

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Joseph Andolina, Vice President – Compliance

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Andrew Kim, Assistant Secretary

Stephen Varga, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

333 West 11th Street

Kansas City, MO 64105

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0140-SAR

Aberdeen Funds

Fixed Income Series

Semi-Annual Report

April 30, 2018

Aberdeen Asia Bond Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Global Unconstrained Fixed Income Fund

Aberdeen Tax-Free Income Fund

Market Review	Page 1
Aberdeen Asia Bond Fund	Page 3
Aberdeen Emerging Markets Debt Fund	Page 11
Aberdeen Global Unconstrained Fixed Income Fund	Page 20
Aberdeen Tax-Free Income Fund	Page 33

Financial Statements	Page 41

Notes to Financial Statements	Page 58

Shareholder Expense Examples	Page 77

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each, a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

During the six-month period ended April 30, 2018, it seemed that global financial markets could have been the subject of a modern-day Charles Dickens novel, as they experienced “A Tale of Two Halves.” From late 2017 into the first month of 2018, global stock markets rallied on investors’ optimism regarding generally strong corporate earnings reports, U.S. tax reform, and relatively steady economic growth. An upsurge in volatility characterized the last three months of the reporting period, as investors mulled the possibility that rising inflation could prompt more aggressive interest-rate hikes from global central banks. U.S. President Donald Trump’s protectionist policies also caused uneasiness, particularly after his administration began to consider the assessment of import tariffs. This action sparked escalating trade tensions with China, but began to dissipate by the end of the reporting period. A historic agreement between North and South Korea to pursue a peace treaty, which would officially end the Korean War, also lifted investor sentiment.

Against this backdrop, the Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, advanced 3.8% for the six-month period ended April 30, 2018. Shares of Japanese large-cap companies and international small-cap stocks were the strongest performers among global developed markets, with the Tokyo Stock Exchange Index (TOPIX) and the MSCI All-Country (AC) World ex USA Small Cap Index up 5.7% and 5.6%, respectively, for the reporting period. Global emerging equity markets, as measured by the MSCI Emerging Markets (EM) Index, outperformed their developed-market counterparts, gaining 4.9% for the same period.

U.S. equity indices rose sharply over the reporting period despite several bouts of volatility. Overall corporate results during the period generally met or exceeded expectations. Investors’ optimism regarding impending tax reform, which subsequently was implemented in early 2018, buoyed the U.S. market in late 2017 and early in the new year. Many large-cap companies responded to the reduction of the top U.S. corporate tax rate from 35% to 21% by increasing their dividend payments and accelerating share repurchases. U.S. large-cap stocks, as measured by the broader-market S&P 500 Index, gained 3.8% for the reporting period, modestly outperforming the 3.7% and 3.3% returns of their mid- and small-cap counterparts, as represented by the Russell Midcap and Russell 2000 indices, respectively. However, the positive outlook eventually was tempered by investors’ concerns about rising inflation requiring more aggressive interest-rate hikes by global central banks, most notably the U.S. Federal Reserve.

Shares of large-cap companies in the Asia-Pacific region also garnered positive returns over the reporting period, weathering the tensions about U.S. trade policy. Hong Kong exchange-listed stocks were the market leaders, benefiting from generally improving economic data and the central bank’s efforts to shore up the nation’s currency. However, in early 2018, investors grew skittish over a potentially accelerated pace of interest-rate hikes by major global central banks. An escalating trade spat between the U.S. and major trading partners, particularly China, further dented investor sentiment.

Within the emerging markets, South African stocks rose on investors’ optimism over the election of new President Cyril Ramaphosa. The Brazilian market was buoyed by encouraging economic signals and a court’s decision to uphold former President Luiz Inácio Lula da Silva’s corruption conviction. Russian equities gained ground amid higher energy prices and the central bank’s interest-rate cuts, which outweighed the impact of additional sanctions towards the end of the period.

Global bond markets were not spared from the volatility in the financial markets over the reporting period. Nonetheless, the Bloomberg Barclays Global Aggregate Bond Index, a fixed-income market benchmark, managed to record a total return of 1.2% for the period despite rising interest rates in the U.S. Yields on the two- and ten-year notes were up by corresponding margins of 89 and 57 basis points (bps), ending the period at 2.49% and 2.95%, respectively. Moving to the eastern side of the Atlantic Ocean, the European Central Bank announced a reduction in monthly asset purchases to €30 billion (roughly US$35 billion) beginning in January 2018, and indicated that the program will continue for another nine months from that date. Asian and emerging-market government bond yields generally rose over the reporting period; the increases were sharper in the second half, particularly in April 2018. Several Asian central banks also raised policy rates during the period, including Malaysia and Korea, spurred by firm economic growth and growing external inflation risks. Emerging fixed-income markets declined 2.4% over the period, as measured by the J.P. Morgan EMBI Global Diversified Index. Investment grade2 countries underperformed their high-yield counterparts, as the latter are more sensitive to U.S. Treasuries. Venezuela was among the weakest performers over the reporting period after the government announced its intention to restructure its external debt obligations. Later in the period, however, there was a partial recovery in the Venezuelan market, as investors sought to purchase the distressed securities after sovereign bonds traded down to US$0.20, and later as the market began to price in regime change, given the country’s deteriorating economic situation.

Despite facing headwinds from rising interest rates in the U.S., global real estate markets ended the reporting period in positive territory, with the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global Real Estate Index returning 2.5%. Considering the extended duration of this economic growth cycle, we believe that global real estate markets generally remain quite healthy. Unlike prior cycles, the supply response has been comparatively restrained. Therefore, excess supply thus far has been limited to certain markets and, in our view, market fundamentals generally remain solid.

Outlook

While volatility persists in global stock markets, we believe that investors’ fears of an impending market crash may be overblown, considering macroeconomic indicators continue to point to improved growth and corporate earnings have largely been on the uptick. We remain optimistic regarding the macroeconomic backdrop within the

2018 Semi-Annual Report	1

Market Review (concluded)

U.S. and the firming growth that we are witnessing globally. We think that both corporate and consumer confidence remain robust and are manifesting themselves through strong demand and revenue growth for many sectors. Inflation and the resultant increases in input costs, however, remain an issue for many companies and likely will not abate in the near term. However, we believe that it remains important to monitor risks. Global central bankers could defy market expectations, and Trump’s protectionist stance and trade sparring with China could be further amplified. We also believe that the European economy could slide back into stagnation as populism gains traction, and China’s rush to revert to old ways of governing may stunt its economic evolution. In our view, the rise in oil prices is unlikely to prompt a surge in inflation, enabling a measured pace of monetary policy normalization in the major economies.

While we believe that there may still be periods of choppier waters, the market volatility may not be entirely bad, as it may moderate company valuations and compel investors to refocus on fundamentals. In our view, the positive backdrop remains characterized by strong global economic growth. Furthermore, we believe that U.S. tax reform should lead to less issuance of debt by U.S. companies and some corporate deleveraging. Nevertheless, tension between the U.S. and China around their future trade relationship is causing uncertainty.

Aberdeen Standard Investments#

[1]	Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
[2]

Companies whose bonds are rated as “investment grade” have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB- or above are known as investment grade bonds. Standard & Poor’s credit ratings communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from AAA to BBB-.

#

Aberdeen Standard Investments is a brand of the investment businesses of Aberdeen Asset Management and Standard Life Investments. In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd., Aberdeen Asset Management Ltd., Aberdeen Asset Management Asia Ltd., Aberdeen Asset Capital Management, LLC, Standard Life Investments (Corporate Funds) Ltd., and Standard Life Investments (USA) Ltd.

2	Semi-Annual Report 2018

Aberdeen Asia Bond Fund (Unaudited)

The Aberdeen Asia Bond Fund (Institutional Class shares net of fees) returned 2.44% for the six-month period ended April 30, 2018, versus the 3.30% return of its benchmark, the Markit iBoxx Asia Government Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Income Funds (comprising 44 funds), as measured by Lipper, Inc., was 1.92% for the period.

There was a distinct transition in risk sentiment in the Asian fixed-income markets during the six-month period ended April 30, 2018. Over the first half of the period to the end of January 2018, Asian bonds were relatively stable, while Asian currencies appreciated significantly against the U.S. dollar. Emerging-market sovereign spreads in January hit their tightest levels since 2014, while Asian investment-grade corporate bond spreads reached their tightest levels since before the global financial crisis of 2007-2008, as markets were supported by a robust fund flows. Given the heavier positioning across markets, investor sentiment became vulnerable to several risks. The U.S. Federal Reserve (Fed) continued to raise its policy rate as expected, resulting in the two-year U.S. Treasury yield rising by about 90 basis points (bps) over the reporting period and the 10-year yield breaching 3% towards the end of April 2018. Concerns over the potential for a full-blown trade war between the U.S. and China weighed on investor sentiment, while worries over the U.S.’s withdrawal from the Iran nuclear deal raised geopolitical tensions in the Middle East and helped drive another surge in the Brent crude oil price, which neared US$80 per barrel at the end of the reporting period.

Asian and emerging-market government bond yields generally rose over the reporting period, with the increase sharper in the second half and in April 2018, in particular. Several Asian central banks also raised policy rates during the period, including Malaysia and Korea, with Philippines and Indonesia following suit soon after the end of the reporting period in May 2018, given firm economic growth and growing external inflation risks. While regional currencies generally exhibited better stability than their G-101 and broader emerging-market counterparts, they depreciated in the final three months, surrendering some earlier gains.

However, most Asian bond markets delivered positive total returns over the reporting period, and the majority of regional currencies ended firmer against the U.S. dollar. Notably, Chinese bonds posted solid performance as yields continued to move lower, benefiting from the market’s inclusion in the Bloomberg Barclays global bond indices. China, Malaysia, Thailand and South Korea, also have current account surpluses, and these markets outperformed their regional peers. All four markets saw robust currency appreciation over the reporting period, with the Malaysia ringgit, Thai baht, Korean won and Chinese yuan ending the reporting period up 7.9%, 5.3%, 4.9% and 4.8%, respectively, against the U.S. dollar. Indonesian bonds were buoyed by their induction into the Bloomberg Barclays bond indices, but the Indonesian rupiah’s weakness pared the gains. Sri Lankan bonds benefited from the country’s improving fiscal management, but the Sri Lankan rupee’s decline trimmed the total returns. The Singapore dollar’s strength aided Singapore bond market returns, even though yields tracked U.S. Treasuries higher. Conversely, the Philippine and Indian markets lagged their peers. The former market was hampered by relatively weak bond performance and the latter by underperformance in the Indian rupee, which depreciated by 2.9% against the U.S. dollar over the period.

Regional credit markets moved lower on a total-return basis over the reporting period, mainly because of relative weakness in U.S. Treasuries. Investment grade2 credits underperformed high-yield issues. Spreads in the investment grade segment widened by 20 bps in the final three months and nearly 10 bps over the full reporting period, while high-yield spreads ended the period only marginally wider. At the sector level, technology credits were among the biggest market laggards as several Chinese companies were targeted in the China-U.S. trade spat. Consumer-sector credits were also not spared amid fears that global trade would be hurt. Despite higher energy prices, oil-and-gas credits weakened. The highly leveraged utility sector was hampered by the prospect of rising borrowing costs. Scandals at several Chinese and Indian banks hurt investor sentiment in the financial sector, while ongoing deleveraging and property curbs in mainland China weighed on infrastructure-related credits.

The Fund’s underperformance relative to its benchmark, the Markit iBoxx Asia Government Index, over the reporting period, was attributable mainly to the allocation in Asian U.S.-dollar credit, as the sector fell on a total-return basis. The benchmark has no exposure to Asian U.S.-dollar credit.

On a positive note, the Fund’s strategy in Asian local-currency bonds contributed to both absolute and relative performance. The key contributors were the overweight positions in high-yielding bonds in Indonesia, Malaysia and Sri Lanka, as well as the underweight position in Philippine bonds, which underperformed their regional peers. The Fund’s short position in the Hong Kong dollar also had a positive impact on relative performance as the currency weakened against the U.S. dollar over the reporting period. However, relative gains were pared by the Fund’s lack of exposure to Chinese onshore bonds, which posted positive returns and outperformed their regional peers. The Fund’s overweight position in high-yielding Indian bonds also detracted from relative performance.

The overall impact on performance from the Fund’s use of derivatives was generally positive, driven by the currency overlay into Asian currencies and the hedging of U.S. Treasury risk.

Over the past several months, the global market environment has been hit by negative investor sentiment driven to a large degree by geopolitical risks and uncertainty over potential outcomes. Instability in the Middle East and doubts about the U.S. withdrawal from the Iran nuclear deal are being reflected in volatile oil prices. Stronger commodity prices typically have benefited most emerging markets and countries such as Australia, particularly in an environment where global economic growth is improving. However, for now, even commodity exporters are underperforming. Similarly, the threat of a

1	The G-10 nations include Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the UK and the U.S.
2	Companies whose bonds are rated as “investment grade” have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB- or above are known as investment grade bonds. Standard & Poor’s credit ratings communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from AAA to BBB-.

2018 Semi-Annual Report	3

Aberdeen Asia Bond Fund (Unaudited) (concluded)

global trade war has hurt market sentiment, although with rhetoric from key political leaders changing on a weekly basis, we believe that it is difficult to forecast the economic impact. In our view, investors ultimately will need clarity on policies, but in the meantime, the tendency has been towards pricing in the worst-case outcomes.

For the most part, economic and corporate performance has remained positive. Firm global and regional demand has supported exports and production as well as the technology cycle, which has benefited Asia. Domestic demand in the Asia-Pacific region has remained resilient, supporting improvement in earnings. We believe that fiscal consolidation generally remains on track. China is focused on reining in its excesses; while that could slow growth, it has also resulted in capacity reductions that have benefited other emerging-market producers. In Asia, several countries, including India, Indonesia, the Philippines and Vietnam, have seen ratings upgrades in recent years, and the outlook remains positive, with the Asia-Pacific region benefiting from positive political transitions and reform. Fund flows into emerging markets and Asia over the last two years have been strong, following the shocks that hit the region in the prior years. Therefore, we believe it is possible that global investors have been primed for negative news. Market concerns are varied, including the cost of financing external debt as the U.S. dollar appreciates; the ballooning fiscal deficit in the U.S.; weaker demand as exports suffer from escalating trade conflict; and the potential for a policy-induced economic slowdown in China. Additionally, we believe that Asia is more vulnerable to the rise in commodity prices, including oil, given its status as a net oil importer. For a country such as India, higher commodity prices comprise one of the bigger risks. Nonetheless, markets have a tendency to overreact, so whether these concerns materialize is anyone’s guess, in our opinion.

We anticipate that major global central banks may continue normalizing interest rates, led by the Fed. In our view, this should drive short-dated yields higher. However, Fed rate hikes and rising U.S. Treasury yields have been so well forecast, we do not believe that the increases should surprise investors. The Fed is normalizing monetary policy because U.S. and global economic growth is improving, which historically has been positive for emerging markets and Asia, as we have seen in the recovery in exports. Outside the U.S., we believe that there will be gradual policy tightening, given the risks we cited previously. Some central banks in Asia, such as South Korea, the Philippines, Malaysia and Indonesia, have already commenced gradual rate hikes, with India likely to follow in the coming quarters, in our view, even though inflation remains relatively stable.

Our credit strategy remains defensive. We prefer companies that in our view have conservative capital structures, balance-sheet strength and cash-flow generation. We also like Chinese and Hong Kong property credits because we believe that they have good execution and sizeable, high-quality land banks,3 although we prefer to position the Fund in shorter-dated debt, given our anticipation of greater supply in this segment. Overall, while we intend to maintain the Fund’s underweight allocation to commodities, we could make exceptions for companies that we believe have robust business models and improving debt levels. We see the widening in spreads as a healthy correction, which may present opportunities for us to add to holdings in issues that were previously too pricey. Yields on 10-year U.S. Treasuries have already moved towards upside forecasts of 3.25%, which in our view suggests the underlying drag from rising U.S. yields has been priced in to a great degree. In the near term, we believe that further spread-widening is likely, although we are generally seeing opportunities to increase risk.

Portfolio Management:

Aberdeen Asian Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, and political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

3	A land bank is a large body of land held by a public or private company for future development or sale.

4	Semi-Annual Report 2018

Aberdeen Asia Bond Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2018)		Six Month†		1 Yr.	5 Yr.		10 Yr.
Class A2	w/o SC	2.31%		6.92%	0.87%		3.69%
	w/SC3	(2.01%	)	2.40%	(0.01%	)	3.24%
Class C2	w/o SC	1.93%		6.22%	0.12%		3.22%
	w/SC4	0.95%		5.22%	0.12%		3.22%
Class R2,6	w/o SC	2.18%		6.72%	0.61%		3.52%
Institutional Service Class[5,6]	w/o SC	2.47%		7.79%	1.05%		3.76%
Institutional Class[6]	w/o SC	2.44%		7.23%	1.14%		3.86%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Returns before the first offering of Class A, Class C and Class R (February 27, 2012) are based on the previous performance of the Institutional Class shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance of Class A, Class C and Class R is substantially similar to what the Institutional Class would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.
3	A 4.25% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
5	Returns before the first offering of the Institutional Service Class (January 4, 2010) are based on the previous performance of the Institutional Class shares. These returns have not been adjusted to reflect the expenses applicable to the Institutional Service Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the two classes.
6	Not subject to any sales charges.

Performance of a $1,000,000* Investment (as of April 30, 2018)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Asia Bond Fund, the Markit iBoxxR Asia Government Index, a broad-based securities Index, the Custom Asian Local Bond Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Markit iBoxxR Asia Government Index (USD Unhedged) is part of the Markit iBoxxR ex-Japan Index family. The Markit iBoxxR Asia ex-Japan Index family covers local currency sovereign and quasi-sovereign debt from 10 Asian markets. The 10 Asian markets are China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. The indices serve as benchmarks for asset managers and investors and may form the basis for traded products, such as ETFs. Multiple-source pricing ensures that they are an accurate reflection of the underlying markets.

The Custom Asian Local Bond Index reflects the returns of the HSBC Asian Bond IndexTM for periods prior to April 1, 2016 and the returns of the Markit iBoxxR Asian Local Bond Index for periods subsequent to March 31, 2016.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2018 Semi-Annual Report	5

Aberdeen Asia Bond Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Corporate Bonds	48.8%
Government Bonds	39.7%
Short-Term Investment	8.6%
Other Assets in Excess of Liabilities	2.9%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Top Industries
Commercial Banks	18.7%
Electric Utilities	7.2%
Commercial Services & Supplies	5.7%
Oil, Gas & Consumable Fuels	4.7%
Real Estate	3.8%
Diversified Telecommunication Services	3.5%
Diversified Financial Services	1.9%
Auto Manufacturers	1.8%
Chemicals	1.5%
Other	51.2%
100.0%
Top Holdings*
ICICI Bank Ltd. 08/06/2024	14.3%
Indonesia Treasury Bond, Series FR63 05/15/2023	8.0%
China Government Bond 11/30/2020	5.7%
Reliance Industries Ltd. 01/28/2025	4.7%
Malaysia Government Bond, Series 0317 04/07/2037	4.7%
India Government Bond 12/01/2044	4.4%
China Overseas Finance Cayman III Ltd. 10/29/2023	3.8%
State Grid Overseas Investment 2016 Ltd. 05/04/2027	3.8%
Indonesia Government International Bond 01/08/2047	3.8%
Royal Capital BV 05/05/2024	3.6%
Other	43.2%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
India	23.3%
China	16.8%
Indonesia	13.1%
Malaysia	9.8%
United States	8.6%
Thailand	6.0%
Philippines	5.6%
Hong Kong	5.5%
Sri Lanka	4.7%
Republic of South Korea	3.7%
Other	2.9%
100.0%

6	Semi-Annual Report 2018

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (48.8%)
CHINA (11.1%)
Diversified Telecommunication Services (3.5%)
Proven Honour Capital Ltd. (USD), 4.13%, 05/19/2025 (a)	$200,000	$190,860
Electric Utilities (3.8%)
State Grid Overseas Investment 2016 Ltd. (USD), 3.50%, 05/04/2027 (a)	219,000	208,656
Real Estate (3.8%)
China Overseas Finance Cayman III Ltd. (USD), 5.38%, 10/29/2023 (a)	200,000	209,025
		608,541
HONG KONG (5.5%)
Commercial Services & Supplies (2.1%)
HPHT Finance 15 Ltd. (USD), 2.88%, 03/17/2020 (a)	118,000	116,831
Electric Utilities (3.4%)
Hongkong Electric Finance Ltd. (USD), 2.88%, 05/03/2026 (a)	200,000	184,194
		301,025
INDIA (18.9%)
Commercial Banks (14.2%)
ICICI Bank Ltd. (INR), 9.15%, 08/06/2024	50,000,000	779,346
Oil, Gas & Consumable Fuels (4.7%)
Reliance Industries Ltd. (USD), 4.13%, 01/28/2025 (a)	260,000	256,864
		1,036,210
MALAYSIA (1.9%)
Diversified Financial Services (1.9%)
Cagamas Bhd, Series IMTN (MYR), 4.05%, 12/20/2018	400,000	101,867
PHILIPPINES (3.6%)
Commercial Services & Supplies (3.6%)
Royal Capital BV (USD), 5 year 5.930%, 4.88%, 05/05/2024 (a)(b)(c)	200,000	195,500
REPUBLIC OF SOUTH KOREA (1.8%)
Auto Manufacturers (1.8%)
Hyundai Capital Services, Inc. (USD), 2.63%, 09/29/2020 (a)	100,000	97,744
THAILAND (6.0%)
Chemicals (1.5%)
PTT Global Chemical PCL (USD), 4.25%, 09/19/2022 (a)	80,000	80,891
Commercial Banks (4.5%)
Bangkok Bank PCL (USD), 9.03%, 03/15/2029 (a)	50,000	68,312
Krung Thai Bank PCL (USD), 5 year 3.535%, 5.20%, 12/26/2024 (a)(c)	179,000	181,717
		250,029
		330,920
Total Corporate Bonds		2,671,807
GOVERNMENT BONDS (39.7%)
CHINA (5.7%)
China Government Bond (CNH), 3.40%, 11/30/2020	2,000,000	312,640
INDIA (4.4%)
India Government Bond (INR), 8.17%, 12/01/2044	15,800,000	242,705
INDONESIA (13.1%)
Indonesia Government International Bond (USD), 5.25%, 01/08/2047 (a)	200,000	206,545
Indonesia Treasury Bond
Series FR63 (IDR), 5.63%, 05/15/2023	6,300,000,000	437,660
Series FR75 (IDR), 7.50%, 05/15/2038	1,000,000,000	71,878
		716,083
MALAYSIA (7.9%)
Malaysia Government Bond
Series 0517 (MYR), 3.44%, 02/15/2021	700,000	177,067
Series 0317 (MYR), 4.76%, 04/07/2037	1,010,000	256,682
		433,749
PHILIPPINES (2.0%)
Philippine Government Bond, Series 1063 (PHP), 6.25%, 03/22/2028	5,500,000	106,247
REPUBLIC OF SOUTH KOREA (1.9%)
Korea Treasury Bond, Series 3709 (KRW), 2.25%, 09/10/2037	120,000,000	104,562
SRI LANKA (4.7%)
Sri Lanka Government Bond
Series A (LKR), 10.75%, 01/15/2019	15,000,000	96,063
(LKR), 10.60%, 09/15/2019	25,000,000	160,468
		256,531
Total Government Bonds		2,172,517
SHORT-TERM INVESTMENT (8.6%)
UNITED STATES (8.6%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (d)	469,639	469,639
Total Short-Term Investment		469,639
Total Investments (Cost $5,451,043) (e)—97.1%		5,313,963

Other Assets in Excess of Liabilities—2.9%		157,624
Net Assets—100.0%		$5,471,587

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	7

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Asia Bond Fund

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(c)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2018.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
AUD	Australian Dollar
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
LKR	Sri Lanka Rupee
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLC	Public Limited Company
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwan Dollar
USD	U.S. Dollar

See accompanying Notes to Financial Statements.

8	Semi-Annual Report 2018

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Asia Bond Fund

At April 30, 2018, the Fund held the following futures contracts:

Futures Contracts		Number of Contracts Long/(Short)		Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
LONG CONTRACT POSITIONS
United States Treasury Note 6%-2 year	2	06/29/2018	$424,974	$424,094	$(880)
United States Treasury Note 6%-5 year	8	06/29/2018	909,313	908,062	(1,251)
United States Treasury Note 6%-Ultra Long	1	06/20/2018	153,893	157,125	3,232
					$1,101
SALE CONTRACT (37.1%)
United States Treasury Note 6%-10 year	(17)	06/20/2018	$(2,034,542)	$(2,033,625)	$917
					$2,018

At April 30, 2018, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar 05/25/2018	UBS AG	AUD	261,636	USD	203,706	$196,977	$(6,729)
Chinese Renminbi/United States Dollar 07/27/2018	Citibank N.A.	CNY	5,880,946	USD	928,655	926,087	(2,568)
Hong Kong Dollar/United States Dollar 06/29/2018	UBS AG	HKD	1,951,931	USD	250,052	249,032	(1,020)
Indian Rupee/United States Dollar 07/10/2018	UBS AG	INR	52,574,560	USD	800,000	784,502	(15,498)
Indonesian Rupiah/United States Dollar 05/09/2018	Goldman Sachs & Co.	IDR	3,443,000,000	USD	250,000	247,322	(2,678)
05/09/2018	UBS AG	IDR	1,443,225,000	USD	105,000	103,672	(1,328)
Malaysian Ringgit/United States Dollar 05/04/2018	HSBC Bank plc	MYR	391,370	USD	100,000	99,747	(253)
05/04/2018	HSBC Bank USA	MYR	1,742,670	USD	450,000	444,146	(5,854)
Philippine Peso/United States Dollar 06/22/2018	Citibank N.A.	PHP	15,762,750	USD	300,000	304,406	4,406
Singapore Dollar/United States Dollar 05/25/2018	UBS AG	SGD	1,200,000	USD	912,132	905,492	(6,640)
South Korean Won/United States Dollar 06/29/2018	Citibank N.A.	KRW	1,160,240,000	USD	1,100,000	1,085,095	(14,905)
Thai Baht/United States Dollar 06/22/2018	UBS AG	THB	22,800,000	USD	731,816	723,484	(8,332)
						$6,069,962	$(61,399)

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	9

Statement of Investments (concluded)

April 30, 2018 (Unaudited)

Aberdeen Asia Bond Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation
United States Dollar/Australian Dollar 05/25/2018	UBS AG	USD	326,643	AUD	416,744	$313,753	$12,890
United States Dollar/Chinese Renminbi 07/27/2018	Citibank N.A.	USD	489,758	CNY	3,100,290	488,210	1,548
United States Dollar/Hong Kong Dollar 06/29/2018	UBS AG	USD	899,522	HKD	7,021,755	895,852	3,670
United States Dollar/Indian Rupee 07/10/2018	UBS AG	USD	300,000	INR	19,715,460	294,188	5,812
United States Dollar/Indonesian Rupiah 05/09/2018	Goldman Sachs & Co.	USD	100,000	IDR	1,377,200,000	98,929	1,071
United States Dollar/Malaysian Ringgit 05/04/2018	HSBC Bank USA	USD	450,000	MYR	1,742,670	444,146	5,854
05/04/2018	Standard Chartered Bank	USD	300,000	MYR	1,173,390	299,056	944
United States Dollar/New Taiwan Dollar 06/15/2018	UBS AG	USD	400,000	TWD	11,611,600	393,448	6,552
						$3,227,582	$38,341

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

10	Semi-Annual Report 2018

Aberdeen Emerging Markets Debt Fund (Unaudited)

The Aberdeen Emerging Markets Debt Fund (Institutional Class shares net of fees) returned -2.45% for the six-month period ended April 30, 2018, versus the -2.41% return of its benchmark, the J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Emerging Markets Hard Currency Debt Funds (comprising 92 funds), as measured by Lipper, Inc., was -0.92% for the period.

Emerging-market debt mounted a strong finish to 2017, capping a year in which numerous idiosyncratic events failed to derail investors’ positive sentiment. The asset class sustained this positive momentum into early 2018, with strong performance in January. There was a setback in February, however, with negative returns across the asset class – hard-currency sovereign and corporate bonds as well as local-currency assets. This had not occurred since November 2016, when Donald Trump was elected president of the U.S. Emerging-market debt recovered its equilibrium in March, though still posting negative returns overall, but sold off again in April amid a rise in U.S. yields and a rebound in the U.S. dollar.

The U.S. Federal Reserve (Fed) raised its policy rate in two 25-basis point (bps) increments in December 2017, and March 2018. These interest-rate hikes were widely expected and carried very little broader market impact. The Fed also upgraded its U.S. gross domestic product (GDP) forecasts to 2.7% in 2018, 2.4% in 2019 and 2.0% in 2020, all above the U.S. potential growth estimate of 1.8%. The median fed funds rate forecast suggested that the Fed will only carry out three rate hikes over the 2018 calendar year, which investors interpreted as a dovish signal as the market had coalesced around expectations of a fourth hike being added to the projection for 2018.

The 10-year U.S. Treasury note yield was more volatile than gradual Fed policy would indicate over the reporting period, spurred by concerns over slowing economic growth in the European Union and U.S. fiscal expansion. After starting the period at 2.38%, the 10-year yield reached 2.86% at the end of February, driven by a hawkish set of Fed minutes that highlighted an improved view of the U.S. growth outlook. The 10-year Treasury yield then declined somewhat before rising 21 bps in April to end the period at 2.95%, having breached 3.0% during the month for the first time since the end of 2013. Meanwhile, commodities performed well over the period, with the Brent crude oil price rallying from around US$60 per barrel to US$75. The prices of copper, iron ore and gold also rose significantly.

The J.P. Morgan EMBI Global Diversified Index returned -2.41% over the six-month reporting period. Investment grade* countries underperformed their high-yield counterparts, as the latter are more sensitive to U.S. Treasuries. Several sub-Saharan African countries were the top performers within the index, including Mozambique, Angola and Ghana, while El Salvador and Iraq also outperformed the overall market.

Venezuela was among the weakest performers over the reporting period after the government announced its intention to restructure its external debt obligations. Later in the period, however, there was a partial recovery in the Venezuelan market, driven by buying among distressed investors after sovereign bonds traded down to US$0.20, and later as the market began to price in regime change, given the country’s deteriorating economic situation.

The Fund’s relative performance was bolstered by allocations to Brazilian, Peruvian and Uruguayan local currency bonds, which are not represented in its benchmark, the J.P. Morgan EMBI Global Diversified Index, as well as both country allocation and security selection in Ukraine. Security selection in Ecuador also benefited relative performance. A small overweight position in Venezuela was the largest detractor from the Fund’s relative performance over the period, while a short currency position in Colombia and security selection in Lebanon also had a negative impact.

In the first half of the reporting period, we participated in a new bond issue from Pakistan and reduced the Fund’s exposure to Turkey in an effort to manage the Fund’s risk. We increased the position in Russian 30-year U.S. dollar bonds, reinvesting the proceeds of the sale of the holding in a Southern Copper Corp., a Peruvian mining company. We also participated in a new issue from Nigeria, as the country became the first sub-Saharan African credit to launch a 30-year bond.

Later in the reporting period, we participated in new hard-currency issues from Oman, Qatar, Saudi Arabia, Egypt and Nigeria. Conversely, we reduced the Fund’s positions in El Salvador and Jordan. In local-currency debt, we initiated a switch within our Argentina local-currency position, preferring to own an index-linked security with greater yield compared to the nominal Treasury bonds. We also increased the Fund’s exposure to the Indian rupee via state-owned National Highways Company. In the corporate space, we purchased new issues from Bancolombia and Credit Bank of Moscow, while exiting positions in packaged foods producer Alfa Mexico and Brazilian state-owned development bank Caixa.

The Fund may invest in derivatives for hedging purposes and to gain risk exposure to countries, currencies and securities in which the Fund is permitted to invest. The overall currency exposure subtracted 0.76% from the Fund’s absolute return during the reporting period.

Looking ahead, we believe that the recent weakness in emerging-market debt has highlighted some interesting investment opportunities at a point in the economic cycle when emerging-market economies continue to display good growth prospects, contained inflation and sustainable balance-of-payments positions. New issuance has been front-loaded in the first few months of 2018, and because large, serial issuers such as Argentina, Saudi Arabia and several frontier-market credits have already issued new bonds, we believe that the technical outlook for the asset class has improved.

*	Companies whose bonds are rated as “investment grade” have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB- or above are known as investment grade bonds. Standard & Poor’s credit ratings communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment-grade category is a rating from AAA to BBB-.

2018 Semi-Annual Report	11

Aberdeen Emerging Markets Debt Fund (Unaudited) (concluded)

Geopolitics remains a key risk, especially regarding Iran, Syria and Russia; but there have also been some positive developments with the increased likelihood of a successful North American Free Trade Agreement (NAFTA) renegotiation. A continued rise in U.S. Treasury yields or the dollar would also pose a risk for the asset class.

Portfolio Management:

Aberdeen Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). The Fund’s investments in high yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, and political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

The Fund is non-diversified and may hold larger positions in fewer securities than other funds and have greater risk than more diversified funds.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

12	Semi-Annual Report 2018

Aberdeen Emerging Markets Debt Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2018)		Six Month†		1 Yr.		5 Yr.	Inception[1]
Class A	w/o SC	(2.67%	)	1.50%		2.33%	2.78%
	w/SC2	(6.85%	)	(2.85%	)	1.45%	1.98%
Class C	w/o SC	(3.00%	)	0.80%		1.63%	2.07%
	w/SC3	(3.94%	)	(0.16%	)	1.63%	2.07%
Class R4	w/o SC	(2.81%	)	1.23%		2.11%	2.55%
Institutional Service Class[4]	w/o SC	(2.51%	)	1.83%		2.65%	3.09%
Institutional Class[4]	w/o SC	(2.45%	)	1.86%		2.63%	3.08%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund commenced operations on November 1, 2012.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $1,000,000* Investment (as of April 30, 2018)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, a broad-based securities Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan EMBI Global Diversified Index is an alternatively weighted index that assigns a larger weight to less liquid issues from countries with smaller debt stocks and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index consists of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities issued in emerging markets countries.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2018 Semi-Annual Report	13

Aberdeen Emerging Markets Debt Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Government Bonds	72.6%
Corporate Bonds	24.5%
Short-Term Investment	1.4%
Government Agencies	0.9%
Other Assets in Excess of Liabilities	0.6%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Top Industries
Oil, Gas & Consumable Fuels	7.0%
Commercial Banks	3.0%
Energy Equipment & Services	2.6%
Transportation	1.7%
Chemicals	1.6%
Diversified Financial Services	1.4%
Electric Utilities	1.3%
Metals & Mining	0.8%
Investment Companies	0.8%
Real Estate	0.8%
Other	79.0%
100.0%

Top Holdings*
Argentine Republic Government International Bond 04/22/2026	3.2%
Ukraine Government International Bond 09/01/2024	2.7%
Brazil Notas do Tesouro Nacional, Series F 01/01/2025	2.4%
Serbia International Bond 09/28/2021	2.4%
Russian Foreign Bond – Eurobond 06/23/2047	2.3%
Turkey Government International Bond 10/09/2026	2.0%
Pertamina Persero PT 05/03/2042	2.0%
Turkey Government International Bond 02/05/2025	1.8%
Indonesia Government International Bond 01/15/2024	1.7%
National Highways Authority of India 05/18/2022	1.7%
Other	77.8%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Argentina	6.9%
Russia	6.5%
Indonesia	5.5%
Brazil	5.2%
Ukraine	5.1%
Turkey	4.7%
Egypt	3.9%
Dominican Republic	3.9%
Mexico	3.7%
Ecuador	3.3%
Other	51.3%
100.0%

14	Semi-Annual Report 2018

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (24.5%)
AZERBAIJAN (1.1%)
Energy Equipment & Services (1.1%)
Southern Gas Corridor CJSC (USD), 6.88%, 03/24/2026 (a)(b)	$250,000	$273,125
BRAZIL (0.8%)
Engineering & Construction (0.0%)
OAS Investments GmbH (USD), 8.25%, 10/19/2019 (a)(c)	200,000	12,000
Oil, Gas & Consumable Fuels (0.8%)
Petrobras Global Finance BV (USD), 6.25%, 03/17/2024	190,000	199,880
		211,880
CHILE (1.1%)
Airlines (0.4%)
Latam Airlines 2015-1 Pass Through Trust A (USD), 4.20%, 08/15/2029 (d)	106,077	101,304
Electric Utilities (0.7%)
Empresa Electrica Angamos SA (USD), 4.88%, 05/25/2029 (a)(d)	200,000	194,328
		295,632
COLOMBIA (0.7%)
Commercial Banks (0.7%)
Bancolombia SA (USD), 4.88%, 10/18/2027	200,000	192,500
GEORGIA (2.5%)
Energy Equipment & Services (0.8%)
Georgian Oil and Gas Corp. JSC (USD), 6.75%, 04/26/2021 (a)	200,000	205,608
Transportation (1.7%)
Georgian Railway JSC (USD), 7.75%, 07/11/2022 (a)	400,000	428,987
		634,595
INDIA (2.9%)
Diversified Financial Services (0.6%)
Housing Development Finance Corp. Ltd. (INR), 6.88%, 04/30/2020 (a)	10,000,000	147,588
Electric Utilities (0.6%)
NTPC Ltd. (INR), 7.25%, 05/03/2022 (a)	10,000,000	147,213
Sovereign Agency (1.7%)
National Highways Authority of India (INR), 7.30%, 05/18/2022 (a)	30,000,000	445,010
		739,811
INDONESIA (2.0%)
Oil, Gas & Consumable Fuels (2.0%)
Pertamina Persero PT (USD), 6.00%, 05/03/2042 (a)	490,000	511,625
KAZAKHSTAN (0.7%)
Oil, Gas & Consumable Fuels (0.7%)
Tengizchevroil Finance Co. International Ltd. (USD), 4.00%, 08/15/2026 (a)(d)	200,000	188,840
KUWAIT (0.8%)
Chemicals (0.8%)
Equate Petrochemical BV (USD), 4.25%, 11/03/2026 (a)	200,000	194,267
MEXICO (2.3%)
Oil, Gas & Consumable Fuels (2.3%)
Petroleos Mexicanos
(USD), 5.72%, 03/11/2022 (e)	100,000	109,150
(USD), 6.38%, 01/23/2045	70,000	64,855
(USD), 5.63%, 01/23/2046	240,000	202,740
(USD), 6.75%, 09/21/2047	240,000	231,696
		608,441
MOROCCO (0.8%)
Chemicals (0.8%)
OCP SA (USD), 6.88%, 04/25/2044 (a)	200,000	215,670
NIGERIA (0.8%)
Commercial Banks (0.8%)
Zenith Bank PLC (USD), 7.38%, 05/30/2022 (a)	200,000	205,800
PANAMA (0.8%)
Commercial Banks (0.8%)
Global Bank Corp. (USD), 4.50%, 10/20/2021 (a)	200,000	200,020
PERU (0.8%)
Metals & Mining (0.8%)
Nexa Resources SA (USD), 5.38%, 05/04/2027 (a)	200,000	200,500
RUSSIA (2.2%)
Commercial Banks (0.7%)
Credit Bank of Moscow Via CBOM Finance PLC (USD), 5.55%, 02/14/2023 (a)	200,000	185,800
Diversified Financial Services (0.8%)
GTLK Europe DAC (USD), 5.95%, 07/19/2021 (a)	200,000	200,460
Diversified Telecommunication Services (0.7%)
VEON Holdings BV (USD), 4.95%, 06/16/2024 (a)	200,000	189,758
		576,018
UKRAINE (0.7%)
Iron/Steel (0.7%)
Metinvest BV (USD), 8.50%, 04/23/2026 (a)	200,000	192,440
UNITED ARAB EMIRATES (2.3%)
Energy Equipment & Services (0.7%)
Abu Dhabi Crude Oil Pipeline LLC (USD), 4.60%, 11/02/2047 (a)(d)	200,000	188,265

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	15

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
Investment Companies (0.8%)
ICD Sukuk Co. Ltd. (USD), 5.00%, 02/01/2027 (a)	$200,000	$199,401
Real Estate (0.8%)
MAF Global Securities Ltd. (USD), 5 year USD Swap + 3.476%, 5.50%, 09/07/2022 (a)(e)(f)	200,000	196,956
		584,622
VENEZUELA (1.2%)
Oil, Gas & Consumable Fuels (1.2%)
Petroleos de Venezuela SA
(USD), 6.00%, 05/16/2024 (a)(c)(d)	1,057,234	266,951
(USD), 6.00%, 11/15/2026 (a)(c)(d)	158,153	39,681
		306,632
Total Corporate Bonds		6,332,418
GOVERNMENT BONDS (72.6%)
ARGENTINA (6.9%)
Argentina POM Politica Monetaria, Argentina Central Bank 7-day Repo Reference Rate (ARS), 28.87%, 06/21/2020 (e)	6,550,000	334,144
Argentine Bonos del Tesoro (ARS), 18.20%, 10/03/2021	1,050,000	48,768
Argentine Republic Government International Bond
(USD), 5.63%, 01/26/2022	237,000	239,015
(USD), 7.50%, 04/22/2026	790,000	827,920
(EUR), 7.82%, 12/31/2033 (d)	86,695	115,292
(USD), 8.28%, 12/31/2033 (d)	165,440	177,435
(USD), 0.00%, 12/15/2035 (e)	600,000	51,600
		1,794,174
ARMENIA (0.8%)
Republic of Armenia International Bond (USD), 7.15%, 03/26/2025 (a)	200,000	214,650
BAHRAIN (1.5%)
Bahrain Government International Bond (USD), 7.00%, 10/12/2028 (a)	410,000	390,920
BELARUS (0.8%)
Republic of Belarus International Bond (USD), 7.63%, 06/29/2027 (a)	200,000	215,080
BRAZIL (4.4%)
Brazil Notas do Tesouro Nacional
Series F (BRL), 10.00%, 01/01/2025	2,150,000	632,786
Series F (BRL), 10.00%, 01/01/2027	1,480,000	431,885
Series F (BRL), 10.00%, 01/01/2029	240,000	69,491
		1,134,162
CROATIA (0.4%)
Croatia Government International Bond (USD), 6.63%, 07/14/2020 (a)	100,000	106,600
DOMINICAN REPUBLIC (3.9%)
Dominican Republic International Bond
(USD), 5.88%, 04/18/2024 (a)(d)	200,000	206,500
(USD), 6.88%, 01/29/2026 (a)	290,000	314,215
(USD), 7.45%, 04/30/2044 (a)	100,000	109,500
(USD), 6.85%, 01/27/2045 (a)	360,000	371,700
		1,001,915
ECUADOR (3.3%)
Ecuador Government International Bond
(USD), 10.75%, 03/28/2022 (a)	420,000	443,100
(USD), 8.75%, 06/02/2023 (a)	200,000	196,000
(USD), 8.88%, 10/23/2027 (a)	220,000	207,350
		846,450
EGYPT (3.9%)
Egypt Government International Bond
(USD), 6.13%, 01/31/2022 (a)	200,000	205,240
(USD), 7.50%, 01/31/2027 (a)	200,000	211,060
(EUR), 5.63%, 04/16/2030 (a)	100,000	119,311
(USD), 8.50%, 01/31/2047 (a)	200,000	214,271
(USD), 7.90%, 02/21/2048 (a)	250,000	253,371
		1,003,253
EL SALVADOR (0.7%)
El Salvador Government International Bond (USD), 5.88%, 01/30/2025 (a)	196,000	192,080
GHANA (1.5%)
Ghana Government International Bond (USD), 10.75%, 10/14/2030 (a)(d)	300,000	387,810
HONDURAS (1.2%)
Honduras Government International Bond (USD), 7.50%, 03/15/2024 (a)(d)	290,000	314,534
HUNGARY (0.4%)
Hungary Government International Bond (USD), 6.38%, 03/29/2021	100,000	107,750
INDONESIA (3.5%)
Indonesia Government International Bond (USD), 5.88%, 01/15/2024 (a)	410,000	445,408
Indonesia Treasury Bond
Series FR68 (IDR), 8.38%, 03/15/2034	2,600,000,000	203,328
Series FR72 (IDR), 8.25%, 05/15/2036	920,000,000	70,856
Perusahaan Penerbit SBSN Indonesia III (USD), 3.40%, 03/29/2022 (a)	200,000	196,540
		916,132
KENYA (1.0%)
Kenya Government International Bond (USD), 6.88%, 06/24/2024 (a)	240,000	248,669
LEBANON (2.0%)
Lebanon Government International Bond
(USD), 6.10%, 10/04/2022 (a)	150,000	142,706
(USD), 6.85%, 03/23/2027 (a)	250,000	227,345
(USD), 6.75%, 11/29/2027 (a)	178,000	160,550
		530,601

See accompanying Notes to Financial Statements.

16	Semi-Annual Report 2018

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
MEXICO (1.4%)
Mexico Government International Bond (USD), 6.05%, 01/11/2040	$340,000	$373,660
MOROCCO (0.8%)
Morocco Government International Bond (USD), 4.25%, 12/11/2022 (a)	200,000	201,000
NAMIBIA (0.8%)
Namibia International Bonds (USD), 5.25%, 10/29/2025 (a)	200,000	196,150
NIGERIA (1.7%)
Nigeria Government International Bond
(USD), 7.88%, 02/16/2032 (a)	200,000	215,460
(USD), 7.63%, 11/28/2047 (a)	220,000	221,650
		437,110
OMAN (0.9%)
Oman Government International Bond (USD), 6.75%, 01/17/2048 (a)	240,000	225,935
PAKISTAN (0.9%)
Pakistan Government International Bond (USD), 6.88%, 12/05/2027 (a)	240,000	224,471
PARAGUAY (2.0%)
Paraguay Government International Bond
(USD), 4.70%, 03/27/2027 (a)	200,000	199,000
(USD), 6.10%, 08/11/2044 (a)	300,000	326,250
		525,250
PERU (1.6%)
Peru Government Bond (PEN), 6.15%, 08/12/2032 (a)	360,000	115,872
Peruvian Government International Bond
(USD), 7.13%, 03/30/2019	80,000	83,080
(PEN), 6.95%, 08/12/2031 (a)	630,000	218,787
		417,739
QATAR (0.8%)
Qatar Government International Bond (USD), 5.10%, 04/23/2048 (a)	200,000	198,230
RUSSIA (4.3%)
Russian Federal Bond — OFZ
Series 6205 (RUB), 7.60%, 04/14/2021	7,800,000	127,238
Series 6218 (RUB), 8.50%, 09/17/2031	11,600,000	203,208
Russian Foreign Bond — Eurobond
(USD), 4.25%, 06/23/2027 (a)	200,000	195,188
(USD), 5.25%, 06/23/2047 (a)	600,000	581,355
		1,106,989
RWANDA (1.0%)
Rwanda International Government Bond (USD), 6.63%, 05/02/2023 (a)	250,000	255,737
SAUDI ARABIA (0.8%)
Saudi Government International Bond (USD), 5.00%, 04/17/2049 (a)	210,000	201,388
SENEGAL (0.8%)
Senegal Government International Bond (USD), 6.25%, 07/30/2024 (a)	200,000	205,013
SERBIA (2.4%)
Serbia International Bond (USD), 7.25%, 09/28/2021 (a)	560,000	618,511
SOUTH AFRICA (1.6%)
Republic of South Africa Government International Bond (USD), 5.88%, 05/30/2022	390,000	415,598
SRI LANKA (0.4%)
Sri Lanka Government International Bond (USD), 6.25%, 10/04/2020 (a)	100,000	103,249
TANZANIA (0.3%)
Tanzania Government International Bond (USD), 6M USD LIBOR + 6.000%, 8.24%, 03/09/2020 (a)(d)(e)	88,890	91,956
TURKEY (4.7%)
Turkey Government International Bond
(USD), 7.38%, 02/05/2025	420,000	460,292
(USD), 4.88%, 10/09/2026	550,000	513,700
(USD), 6.00%, 03/25/2027	240,000	240,878
		1,214,870
UKRAINE (4.4%)
Ukraine Government International Bond
(USD), 7.75%, 09/01/2020 (a)	100,000	103,950
(USD), 7.75%, 09/01/2021 (a)	200,000	206,540
(USD), 7.75%, 09/01/2024 (a)	710,000	708,225
(USD), 0.00%, 05/31/2040 (a)(e)	165,000	111,429
		1,130,144
URUGUAY (1.9%)
Uruguay Government International Bond
(UYU), 9.88%, 06/20/2022 (a)	5,870,000	214,724
(USD), 4.38%, 10/27/2027 (d)	80,000	80,600
(USD), 5.10%, 06/18/2050 (d)	200,000	196,500
		491,824
VENEZUELA (0.2%)
Venezuela Government International Bond (USD), 9.25%, 05/07/2028 (a)(c)	165,000	46,612
VIETNAM (1.2%)
Vietnam Government International Bond
(USD), 6.75%, 01/29/2020 (a)	110,000	115,655
(USD), 4.80%, 11/19/2024 (a)	200,000	203,252
		318,907

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	17

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
ZAMBIA (1.5%)
Zambia Government International Bond
(USD), 8.50%, 04/14/2024 (a)	$200,000	$201,970
(USD), 8.97%, 07/30/2027 (a)(d)	200,000	201,000
		402,970
Total Government Bonds		18,808,093
GOVERNMENT AGENCIES (0.9%)
TUNISIA (0.9%)
Banque Centrale de Tunisie International Bond (USD), 5.75%, 01/30/2025 (a)	260,000	240,761
Total Government Agencies		240,761
SHORT-TERM INVESTMENT (1.4%)
UNITED STATES (1.4%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (g)	364,144	364,144
Total Short-Term Investment		364,144
Total Investments (Cost $26,444,051) (h)—99.4%		25,745,416

Other Assets in Excess of Liabilities—0.6%		161,417
Net Assets—100.0%		$25,906,833

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	This security is government guaranteed.
(c)	Security is in default.
(d)	Sinkable security.
(e)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2018.
(f)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(g)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(h)	See accompanying Notes to Statements of Investments for tax unrealized appreciation/(depreciation) of securities.
ARS	Argentine Peso
BRL	Brazilian Real
EUR	Euro Currency
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
PEN	Peruvian Sol
PLC	Public Limited Company
RUB	New Russian Ruble
USD	U.S. Dollar
UYU	Uruguayan Peso

See accompanying Notes to Financial Statements.

18	Semi-Annual Report 2018

Statement of Investments (concluded)

April 30, 2018 (Unaudited)

Aberdeen Emerging Markets Debt Fund

At April 30, 2018, the Fund’s open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real 05/22/2018	Deutsche Bank AG	USD	469,804	BRL	1,566,000	$446,237	$23,567
United States Dollar/Euro 07/10/2018	UBS AG	USD	241,783	EUR	195,000	236,727	5,056
United States Dollar/Hungarian Forint 07/10/2018	UBS AG	USD	243,071	HUF	61,142,000	236,432	6,639
United States Dollar/Indian Rupee 05/22/2018	UBS AG	USD	256,038	INR	17,152,000	257,477	(1,439)
						$1,176,873	$33,823

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	19

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited)

The Aberdeen Global Unconstrained Fixed Income Fund (Institutional Class shares net of fees) returned 1.11% for the six-month period ended April 30, 2018, versus the 0.69% return for its primary benchmark, the Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury Bill Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Global Income Funds (comprising 111 funds), as measured by Lipper, Inc., was 0.27% for the period.

Global government bond markets experienced numerous periods of volatility over the reporting period as a result of geopolitical tensions, changes to global central bank rhetoric and domestic politics. The yield on the 10-year U.S. Treasury note closed the period 57 basis points (bps) higher at 2.95%.

The U.S. Federal Reserve (Fed) raised its benchmark interest rate in two increments of 25 bps in December 2017 and March 2018, taking its target range to 1.50%-1.75%. New Fed Chair Jerome Powell’s comments accompanying the March rate hike signaled continuity in policy, emphasizing a gradual approach to tightening. In the UK, the Bank of England’s Monetary Policy Committee (MPC) voted 7-2 in favor of raising interest rates by 25 bps in November, but kept rates on hold for the rest of the reporting period. The U.S. House and Senate passed a bipartisan bill to increase government spending by $300 billion over the next two years, as well as tax cuts worth $1.5 trillion over the next decade, which led to a revision of the market’s Fed rate-hike expectations.

U.S. economic news was somewhat mixed over the reporting period. The Consumer Price Index (CPI) rose 0.2% and 2.5% in April 2018 and the previous 12-month period, respectively. The Department of Commerce reported that U.S. gross domestic product growth slowed to an annualized rate of 2.3% in the first quarter of 2018 – down from the 2.9% growth rate in the fourth quarter of 2017. The modest deceleration was attributable mainly to reductions in consumer spending, residential fixed investment, and exports, which offset an upturn in private inventory investment and a decline in imports.

Geopolitics was a key focus for markets. U.S. President Donald Trump signed an executive order for a 25% tariff to be imposed on imported steel and a 10% tariff on aluminium. Mexico and Canada were exempted from the tariffs pending the outcome of ongoing North America Free Trade Agreement (NAFTA) negotiations, while the door was left open to exclude other allied nations. An additional 25% tariff was also imposed on US$50-$60 billion in imports from China, which subsequently took retaliatory measures by imposing tariffs on US$3 billion in U.S. goods, including wine and pork. These “tit-for-tat” tariffs sparked market concerns of a trade war, which weighed on risk sentiment. Trump has repeatedly insisted that a trade war would be easy for the U.S. to win, which may suggest that the situation could escalate further, although it appears his intention is to use these proposed tariffs (none of which had been implemented by the end of the reporting period) as a bargaining chip with China.

In Europe, the European Central Bank (ECB) announced a reduction in monthly asset purchases to €30 billion (roughly US$35 billion) beginning in January 2018, and indicated that the program will continue for another nine months from that date. At its March 2018 meeting, the ECB Governing Council scaled back its easing bias by removing from the statement the explicit mention of potentially increasing quantitative easing if there is a downturn in the growth or inflation outlook. The market has interpreted this as a hawkish surprise, although ECB President Mario Draghi seemed to backtrack at the press conference by saying that the change was backward-looking and reflective of past developments, without forward-looking implications.

UK economic data continued to improve over the reporting period, with unemployment falling to 4.3% and wages rising 2.6% for the three-month period ended January 31, 2018. At its March 2018 meeting, the MPC signaled that it would proceed gradually, and to a limited extent, with monetary tightening policy. MPC member Dr. Gertjan Vlieghe, a notable policy dove, made some hawkish comments towards the end of March, stating that “two quarter-point raise increases per year” were likely if the tight labor market continues to push inflation. At the start of April, the Sterling Overnight Index Average (SONIA)1 market indicated that there was an approximate 90% chance for a rate hike in May 2018. However, the probability fell to below 20% towards the end of the month following the release of relatively weak economic data, and after Bank of England Governor Mark Carney downplayed the chance of a rate hike in an interview with the BBC.

Japanese Prime Minister Shinzo Abe nominated Haruhiko Kuroda for another five-year term as governor of the Bank of Japan (BoJ). This nomination still requires confirmation from both houses, but we believe that the implication is for the BoJ’s continued commitment to ending low inflation that has dogged the country for the past two decades.

Interest-rate strategies contributed positively to Fund for the reporting period, driven by the Fund’s short duration2 bias, particularly in the U.S., as yields moved higher following fiscal stimulus announcements and solid economic data, prompting speculation that the Fed might need to tighten monetary policy faster than expected. The Fund’s U.S. and UK yield-curve positioning also performed well as higher 10-year U.S. Treasury yields helped push curves steeper globally. Elsewhere, the Fund’s holding in a long Australia front-end position enhanced performance. These losses were partially offset by short positions in Italy and France versus a long position in Germany as positive European economic data surprises drove credit spread-tightening. Inflation strategies also contributed marginally to Fund performance, driven by a long two-year U.S. Treasury breakeven3 position.

1	The Sterling Overnight Index Average (SONIA) is the effective overnight interest rate paid by banks for unsecured transactions in the British sterling market.
2	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
3	The breakeven rate, a market-based measure of expected inflation, comprises the difference between the yield on a nominal fixed-rate bond and the real yield on an inflation-linked bond (such as a Treasury Inflation-Protected Security or TIPA) of similar maturity and credit quality.

20	Semi-Annual Report 2018

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited) (continued)

In contrast, active currency management detracted from Fund performance over the reporting period due largely to overweight allocations to the Swedish krona and U.S. dollar. Relatively weaker Swedish economic data, coupled with dovish rhetoric from the Riksbank, the country’s central bank, helped to push expectations of the first interest-rate hike back, while U.S. dollar weakness reflected upside economic surprises in other markets (particularly Europe and China). These losses were partially offset by the positive impact of an overweight position in the Japanese yen (versus the Australian dollar and the Canadian dollar), which was supported by risk-off investor sentiment in the second half of the reporting period. A long euro versus Israeli shekel position also buoyed Fund performance.

The Fund’s positions in the credit sector contributed to performance for the reporting period. Towards the end of 2017, credit proved resilient to the rise in yields, and generated a positive return within the market benchmark, the Bloomberg Barclays Global Aggregate Bond Index. The banking segment was the top performer within the credit sector for the period. The insurance sector also saw strong performance, with higher yields supporting life insurers. The Fund’s energy holdings benefited from the rally in oil prices.

The Fund’s relative performance benefited as the first quarter of 2018 began strongly for the credit sector, driven by tightening credit spreads across the ratings-quality4 spectrum. The financial subsector performed well, particularly senior and subordinated debt issued by banks. Relative performance also was bolstered by holdings in the consumer non-cyclicals and energy sectors, despite weaker commodity prices towards the end of the reporting period, with the majority of returns attributable to emerging-market holdings and high-yield positioning within the energy sector.

The Fund’s higher-beta5 holdings added to performance for the reporting period. High-yield positions in in telecommunications company Altice USA Inc. and online retailer Tesco PLC, and subordinated financial paper, were notable contributors. Detractors from Fund performance for the period were skewed to short-dated senior financial issues and the technology, media and telecommunications (TMT) sector. BBB-rated issuers in the TMT sector generally underperformed A-rated issuers as generally risk-off investor sentiment weighed on lower-quality issuers. Additionally, the Fund’s exposure to Russian energy giant Lukoil detracted from performance as the company was hampered by an announcement of U.S. sanctions against Russia, which weighed on investor sentiment. The bonds have subsequently recovered most of the spread-widening that they experienced in April 2018.

At the end of the reporting period on April 30, 2018, short-dated assets with maturities of less than three years comprised 64% of the Fund’s credit portfolio. In our view, these bonds provide stability to Fund performance. Within our credit alpha6 allocation, the beta hedge represents 40% of the Fund’s credit risk, reflecting our desire to lock in recent market outperformance and isolate the alpha within these positions.

Regarding the use of derivatives in the Fund over the reporting period, we employed bond futures in a bid to achieve efficient portfolio management and to hedge interest-rate risk. We employed interest rate swaps7 in an effort to efficiently gain or hedge interest-rate risk. We also used credit default swaps8 as part of the Fund’s hedging strategy to reduce the Fund’s exposure to the performance of the credit market. Finally, we employed foreign exchange forwards9 as a hedging strategy to manage currency exposure. The derivatives positions contributed 2.6% to the Funds’ absolute return for the reporting period.

Our global outlook is characterized by late-cycle dynamics. We expect the market, which we feel has become complacent about the lack of inflation, to be surprised to the upside as spare capacity is eroded in the most advanced economies. We anticipate that central banks will pursue further monetary policy normalization, led by the Fed, leading to higher short- and intermediate-term yields. However, we believe that continued BoJ asset purchases may limit the extent of rising interest rates globally. We are conflicted on the shape of the yield curve,10 as an accelerated or more durable Fed rate-hiking cycle should steepen the front end of the U.S. yield curve, and an inflation surprise historically has steepened the curve more broadly. However, yield curves generally flatten during rate-hiking cycles; therefore, we have tactically positioned the Fund for steepening, but expect flatter curves over the longer term as we near the end of the cycle. Supported by robust economic growth, we believe that this could remain a bullish impulse for risk assets. Nonetheless, we also see several growing vulnerabilities, including geopolitical concerns, EU politics, China debt and pervasively high market valuations. Consequently, we acknowledge the strength of the late-cycle environment, but we believe that returns will skew to the downside for risk assets over the medium term.

We have become more cautious regarding the Fund’s short-duration positioning as the market has sold off. While the Fund is positioned with an overall net long duration, these positions are concentrated at the front ends of the respective yield curves of countries that are

4	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
5	Beta is a measure of the volatility of a security in comparison to a benchmark index.
6	Alpha is a measure of performance that takes the volatility of a mutual fund and compares its risk-adjusted performance to a benchmark index.
7	An interest rate swap is an agreement between two parties in which one stream of future interest payments is exchanged for another based on a specified principal amount.
8	A credit default swap is a contract that transfers the credit exposure of fixed-income products between two or more parties.
9	A foreign exchange forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.
10	The shape of the yield curve provides an indication of future interest-rate changes and economic activity. There are three main types of yield curve shapes: normal, inverted and flat.

2018 Semi-Annual Report	21

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited) (concluded)

lagging in the economic cycle, while the short exposures are focused on the 10-year segments of these curves. This steepening bias means that the Fund retains some bearish beta, while we believe that it is better protected during periods of rising yields. We remain positive on the U.S. dollar, bearish on the EU peripheral markets,11 and see upside risks for U.S. inflation breakevens. We think that structural flaws and internal divergence remain a threat to the Eurozone in the medium term.

We remain cautiously positive on the credit sector and believe that there is potential for spread compression after the widening of February and March 2018. In our view, improved valuations may help to attract investor demand, while new supply tends to decline during April and in the weeks running up to the June reporting season. In combination with the ECB’s continued corporate bond purchases, we believe that this should create a supportive technical driver for the credit sector.

Regarding fundamentals, we believe that the positive backdrop remains characterized by strong global economic growth and improvements in the European banking sector. Furthermore, we believe that U.S. tax reform should lead to less issuance and some corporate deleveraging. Nevertheless, tension between the U.S. and China around their future trade relationship is causing some uncertainty.

Portfolio Management:

Aberdeen Global Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, and political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

11	The peripheral EU markets include Greece, Spain, Italy, Ireland, Portugal, Poland, Hungary, Romania, Bulgaria, Turkey, Slovenia, Croatia, Estonia, Latvia, Lithuania and Albania.

22	Semi-Annual Report 2018

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2018)		Six Month†		1 Yr.		5 Yr.		10 Yr.
Class A	w/o SC	0.92%		1.12%		0.63%		2.29%
	w/SC2	(3.33%	)	(3.15%	)	(0.25%	)	1.85%
Class C	w/o SC	0.54%		0.44%		(0.08%	)	1.55%
	w/SC3	(0.46%	)	(0.56%	)	(0.08%	)	1.55%
Institutional Service Class[4,5]	w/o SC	1.02%		1.41%		0.77%		2.46%
Institutional Class[4,6]	w/o SC	1.11%		1.50%		0.91%		2.58%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund changed its investment objective and strategies effective August 15, 2016. Performance information for periods prior to August 15, 2016 does not reflect the current investment strategy. Returns presented for the Fund prior to July 20, 2009 reflect the performance of the predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The investment objective and strategies of the Fund, prior to the changes noted above, and those of the Predecessor Fund were substantially similar. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.
6	Returns before the first offering of the Institutional Class shares (July 20, 2009) are based on the previous performance of the Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.

Performance of a $1,000,000 Investment* (as of April 30, 2018)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Service Class shares of the Aberdeen Global Unconstrained Fixed Income Fund, the ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Note Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

Effective August 15, 2016, the ICE Bank of America Merill Lynch 3-Month U.S. Treasury Note Index replaced the Bloomberg Barclays Global Aggregate Bond Index as the Fund’s benchmark index in connection with the change to the Fund’s investment objective and strategy. The Bloomberg Barclays Global Aggregate Bond Index is a broad-based index that measures the global investment grade fixed-rate debt markets inclusive of three major components: U.S. Aggregate Bond Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2018 Semi-Annual Report	23

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Corporate Bonds	84.2%
Short-Term Investment	7.1%
Government Agencies	1.7%
Government Bonds	1.7%
Commercial Mortgage-Backed Securities	0.9%
Residential Mortgage-Backed Securities	0.1%
Other Assets in Excess of Liabilities	4.3%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group.

Top Industries
Commercial Banks	22.9%
Diversified Telecommunication Services	7.8%
Auto Manufacturers	6.6%
Insurance	4.9%
Pharmaceutical	4.9%
Electric Utilities	4.1%
Food Products	4.1%
Media	4.0%
Energy Equipment & Services	3.5%
Oil, Gas & Consumable Fuels	3.1%
Other	34.1%
100.0%

Top Holdings*
SELP Finance Sarl 10/25/2023	2.0%
Industrial & Commercial Bank of China Ltd. 10/20/2021	2.0%
Ford Motor Credit Co. LLC 02/01/2021	1.7%
Pertamina Persero PT 05/23/2021	1.7%
ING Groep NV 03/29/2022	1.7%
Marfrig Holdings Europe BV 06/24/2019	1.7%
Societe Generale SA 09/04/2019	1.7%
Nordea Bank AB 09/23/2019	1.6%
Svensk Exportkredit AB 11/14/2023	1.6%
HSBC Holdings PLC 03/13/2023	1.6%
Other	82.7%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	45.4%
United Kingdom	7.8%
Netherlands	5.3%
France	5.0%
Sweden	4.4%
Germany	3.6%
Luxembourg	3.6%
Italy	2.8%
Canada	2.4%
Other	4.3%
Other	15.4%
100.0%

24	Semi-Annual Report 2018

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.9%)
UNITED STATES (0.9%)
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class D (USD), 4.53%, 01/05/2043 (a)(b)	$138,000	$112,508
Total Commercial Mortgage-Backed Securities		112,508
RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.1%)
UNITED STATES (0.1%)
BCAP LLC Trust, Series 2009-RR6, Class 3A1 (USD), 3.65%, 12/26/2037 (a)(b)	12,099	12,126
JP Morgan Resecuritization Trust, Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/2037 (a)(b)	2,715	2,718
		14,844
Total Residential Mortgage-Backed Securities		14,844
CORPORATE BONDS (84.2%)
ARGENTINA (0.3%)
Media (0.3%)
Cablevision SA (USD), 6.50%, 06/15/2021 (a)	30,000	31,163
AUSTRALIA (1.1%)
Metals & Mining (1.1%)
BHP Billiton Finance Ltd. (EUR), 5 year EUR Swap + 4.363%, 4.75%, 04/22/2076 (a)(b)	100,000	134,013
BRAZIL (2.2%)
Food Products (1.7%)
Marfrig Holdings Europe BV (USD), 6.88%, 06/24/2019 (a)	200,000	203,000
Oil, Gas & Consumable Fuels (0.5%)
Petrobras Global Finance BV (USD), 5.30%, 01/27/2025 (a)	68,000	66,878
		269,878
CANADA (2.4%)
Metals & Mining (1.3%)
Glencore Canada Financial Corp. (GBP), 7.38%, 05/27/2020 (a)	100,000	153,441
Oil, Gas & Consumable Fuels (1.1%)
Cenovus Energy, Inc. (USD), 3.00%, 08/15/2022	137,000	131,181
		284,622
CHINA (2.0%)
Commercial Banks (2.0%)
Industrial & Commercial Bank of China Ltd. (USD), 2.45%, 10/20/2021	250,000	240,598
FRANCE (5.0%)
Auto Manufacturers (1.4%)
RCI Banque SA
(EUR), 0.75%, 09/26/2022 (a)	30,000	36,416
(GBP), 1.88%, 11/08/2022 (a)	100,000	137,948
		174,364
Commercial Banks (2.3%)
Credit Agricole SA (GBP), 3M GBP LIBOR + 6.146%, 8.13%, 10/26/2019 (a)(b)(c)	50,000	74,264
Societe Generale SA (EUR), 3 mo. Euribor + 8.901%, 9.38%, 09/04/2019 (a)(b)(c)	150,000	202,442
		276,706
Insurance (1.3%)
CNP Assurances (GBP), 12M GBP LIBOR + 4.482%, 7.38%, 09/30/2041 (a)(b)	100,000	157,425
		608,495
GERMANY (3.6%)
Auto Manufacturers (1.1%)
Volkswagen International Finance NV (EUR), 5 year EUR Swap + 2.700%, 3.88%, 09/04/2018 (a)(b)(c)	110,000	134,403
Diversified Telecommunication Services (1.4%)
Deutsche Telekom International Finance BV (USD), 2.82%, 01/19/2022 (a)	170,000	165,876
Insurance (1.1%)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (GBP), 5 year UK Government Bond + 3.950%, 7.63%, 06/21/2028 (b)	100,000	138,820
		439,099
HONG KONG (1.0%)
Holding Companies-Diversified Operations (1.0%)
Hutchison Whampoa Europe Finance 13 Ltd. (EUR), 5 year EUR Swap + 2.941%, 3.75%, 05/10/2018 (a)(b)(c)	100,000	120,839
INDIA (1.6%)
Sovereign Agency (1.6%)
Export-Import Bank of India (USD), 2.75%, 04/01/2020 (a)	200,000	196,705
ITALY (2.8%)
Commercial Banks (1.6%)
Intesa Sanpaolo SpA
(EUR), 3 mo. Euribor + 6.871%, 8.38%, 10/14/2019 (a)(b)(c)	50,000	66,598
(USD), 6.50%, 02/24/2021 (a)	120,000	128,677
		195,275
Diversified Telecommunication Services (1.2%)
Telecom Italia SpA (GBP), 6.38%, 06/24/2019	100,000	145,184
		340,459
KUWAIT (1.6%)
Chemicals (1.6%)
Equate Petrochemical BV (USD), 3.00%, 03/03/2022 (a)	200,000	191,000
LUXEMBOURG (3.6%)
Media (1.6%)
Altice Luxembourg SA (USD), 7.75%, 05/15/2022 (a)	200,000	191,000

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	25

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
Real Estate Investment Trust (REIT) Funds (2.0%)
SELP Finance Sarl (EUR), 1.25%, 10/25/2023 (a)	$200,000	$241,491
		432,491
MEXICO (1.7%)
Diversified Telecommunication Services (1.0%)
America Movil SAB de CV, Series A (EUR), 5 year EUR Swap + 3.850%, 5.13%, 09/06/2073 (a)(b)	100,000	122,644
Oil, Gas & Consumable Fuels (0.7%)
Petroleos Mexicanos (USD), 5.72%, 03/11/2022 (b)	78,000	85,137
		207,781
NETHERLANDS (5.3%)
Commercial Banks (4.3%)
Cooperatieve Rabobank UA
(USD), 3M USD LIBOR + 10.868%, 11.00%, 06/30/2019 (a)(b)(c)	140,000	151,200
(AUD), 4.25%, 10/13/2021 (a)	100,000	78,280
ING Bank NV (GBP), 3M GBP LIBOR + 2.550%, 6.88%, 05/29/2023 (a)(b)	65,000	89,847
ING Groep NV (USD), 3M USD LIBOR + 1.150%, 3.45%, 03/29/2022 (b)	200,000	204,334
		523,661
Diversified Telecommunication Services (1.0%)
Koninklijke KPN NV (EUR), 5 year EUR Swap + 5.202%, 6.13%, 09/14/2018 (a)(b)(c)	100,000	123,345
		647,006
REPUBLIC OF SOUTH KOREA (0.5%)
Sovereign Agency (0.5%)
Export-Import Bank of Korea (AUD), 4.25%, 05/21/2020 (a)	80,000	61,499
SPAIN (1.0%)
Commercial Banks (1.0%)
CaixaBank SA (EUR), 5 year EUR Swap + 2.350%, 2.75%, 07/14/2028 (a)(b)	100,000	125,860
SWEDEN (2.7%)
Auto Manufacturers (1.1%)
Volvo Treasury AB (EUR), 5 year EUR Swap + 3.797%, 4.20%, 06/10/2075 (a)(b)	100,000	128,917
Commercial Banks (1.6%)
Nordea Bank AB (USD), 5 year USD ICE Swap + 3.563%, 5.50%, 09/23/2019 (a)(b)(c)	200,000	201,250
		330,167
SWITZERLAND (0.7%)
Insurance (0.7%)
Zurich Finance UK PLC (GBP), 5 year UK Government Bond + 2.850%, 6.63%, 10/02/2022 (b)(c)	57,000	89,975
UNITED KINGDOM (7.8%)
Commercial Banks (4.2%)
Barclays PLC (EUR), 5 year EUR Swap + 2.450%, 2.63%, 11/11/2025 (a)(b)	100,000	124,903
HBOS Capital Funding LP (GBP), 5 year UK Government Bond + 2.850%, 6.46%, 11/30/2018 (a)(b)(c)	50,000	70,514
HSBC Holdings PLC (USD), 3M USD LIBOR + 1.055%, 3.26%, 03/13/2023 (b)	200,000	196,779
National Westminster Bank PLC (GBP), 6.50%, 09/07/2021	80,000	125,347
		517,543
Electric Utilities (1.2%)
SSE PLC (GBP), 5 year GBP Swap + 2.342%, 3.88%, 09/10/2020 (a)(b)(c)	100,000	141,801
Food Products (1.2%)
Tesco PLC (GBP), 5.50%, 12/13/2019	100,000	146,755
Insurance (1.2%)
Aviva PLC (GBP), 5 year UK Government Bond + 2.970%, 6.88%, 11/21/2019 (b)(c)	40,000	58,400
Legal & General Group PLC (GBP), 5 year UK Government Bond + 9.325%, 10.00%, 07/23/2041 (a)(b)	50,000	85,288
		143,688
		949,787
UNITED STATES (37.3%)
Auto Manufacturers (3.0%)
Ford Motor Credit Co. LLC (USD), 5.75%, 02/01/2021	200,000	211,140
General Motors Financial Co., Inc., 3M USD LIBOR + 0.540% (USD), 2.33%, 11/06/2020 (b)	154,000	153,798
		364,938
Chemicals (1.3%)
Sherwin-Williams Co. (The) (USD), 2.25%, 05/15/2020	160,000	157,245
COMMERCIAL BANKS (5.9%)
Bank of America Corp.
Series K (USD), 3M USD LIBOR + 3.630%, 5.99%, 07/30/2018 (b)(c)	10,000	10,050
(USD), 3M USD LIBOR + 1.180%, 3.54%, 10/21/2022 (b)	140,000	142,728
Citigroup, Inc., Series MPLE (CAD), 3.39%, 11/18/2021	100,000	79,173
JPMorgan Chase & Co.
Series V (USD), 3M USD LIBOR + 3.320%, 5.00%, 07/01/2019 (b)(c)	60,000	60,840
(USD), 3M USD LIBOR + 0.935%, 2.78%, 04/25/2023 (b)	160,000	155,513
Morgan Stanley
(USD), 3M USD LIBOR + 1.400%, 3.76%, 10/24/2023 (b)	150,000	154,206

See accompanying Notes to Financial Statements.

26	Semi-Annual Report 2018

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
(EUR), 1.34%, 10/23/2026 (b)	$100,000	$119,152
		721,662
Computers & Peripherals (1.7%)
Dell International LLC / EMC Corp. (USD), 3.48%, 06/01/2019 (a)	130,000	130,291
EMC Corp. (USD), 1.88%, 06/01/2018	80,000	79,925
		210,216
Diversified Telecommunication Services (3.2%)
AT&T, Inc.
(USD), 3.20%, 03/01/2022	100,000	98,810
(EUR), 0.52%, 09/05/2023 (a)(b)	100,000	123,504
Verizon Communications, Inc. (USD), 3M USD LIBOR + 1.000%, 3.15%, 03/16/2022 (b)	159,000	162,395
		384,709
Electric Utilities (2.9%)
Dominion Energy, Inc. (USD), 2.96%, 07/01/2019 (d)	155,000	154,564
Exelon Corp. (USD), 3.50%, 06/01/2022	69,000	67,911
Mississippi Power Co. (USD), 2.94%, 03/27/2020 (b)	89,000	89,023
Sempra Energy (USD), 2.40%, 02/01/2020	41,000	40,486
		351,984
Energy Equipment & Services (3.5%)
Energy Transfer Partners LP (USD), 5.20%, 02/01/2022	50,000	51,957
Kinder Morgan Energy Partners LP (USD), 3.50%, 03/01/2021	152,000	151,684
MPLX LP
(USD), 3.38%, 03/15/2023	100,000	98,442
(USD), 4.50%, 07/15/2023	55,000	56,371
Sabine Pass Liquefaction LLC
(USD), 5.63%, 03/01/2025	25,000	26,634
(USD), 4.20%, 03/15/2028	37,000	35,953
		421,041
Food Products (1.2%)
Kraft Heinz Foods Co., 3M USD LIBOR + 0.570% (USD), 2.38%, 02/10/2021 (b)	140,000	140,264
Healthcare Providers & Services (0.4%)
HCA, Inc. (USD), 5.25%, 04/15/2025	50,000	50,625
Home Builders (0.2%)
Lennar Corp. (USD), 4.75%, 04/01/2021	30,000	30,405
Insurance (0.6%)
American International Group, Inc. (USD), 4.13%, 02/15/2024	50,000	50,349
AXA Equitable Holdings, Inc. (USD), 3.90%, 04/20/2023 (a)	24,000	23,918
		74,267
Internet (1.8%)
eBay, Inc. (USD), 3M USD LIBOR + 0.870%, 3.23%, 01/30/2023 (b)	180,000	181,205
Symantec Corp. (USD), 5.00%, 04/15/2025 (a)	40,000	40,184
		221,389
Media (2.1%)
CCO Holdings LLC / CCO Holdings Capital Corp. (USD), 5.13%, 02/15/2023	90,000	90,405
Walt Disney Co. (The)
Series MPLE (CAD), 2.76%, 10/07/2024	170,000	129,952
(USD), 7.55%, 07/15/2093	25,000	29,268
		249,625
Oil & Gas Services (0.8%)
Halliburton Co. (USD), 3.50%, 08/01/2023	98,000	97,593
Oil, Gas & Consumable Fuels (0.8%)
Continental Resources, Inc.
(USD), 5.00%, 09/15/2022	60,000	60,975
(USD), 4.50%, 04/15/2023	30,000	30,375
		91,350
Packaging & Containers (0.2%)
Ball Corp. (USD), 5.00%, 03/15/2022	28,000	29,015
Pharmaceutical (4.9%)
Allergan Finance LLC (USD), 3.25%, 10/01/2022	65,000	63,137
CVS Health Corp.
(USD), 2.78%, 03/09/2021 (b)	128,000	129,177
(USD), 3.50%, 07/20/2022	43,000	42,800
Express Scripts Holding Co. (USD), 2.25%, 06/15/2019	70,000	69,441
Express Scripts Holding Co., 3M USD LIBOR + 0.750% (USD), 2.76%, 11/30/2020 (b)	150,000	150,184
Shire Acquisitions Investments Ireland DAC (USD), 1.90%, 09/23/2019	140,000	137,528
		592,267
Real Estate Investment Trust (REIT) Funds (0.7%)
Crown Castle International Corp. (USD), 2.25%, 09/01/2021	47,000	45,122
Ventas Realty LP (USD), 4.00%, 03/01/2028	36,000	34,676
		79,798
Retail (0.1%)
Dollar Tree, Inc. (USD), 3.70%, 05/15/2023	18,000	17,869
Semiconductors (0.8%)
Intel Corp. (USD), 2.88%, 05/11/2024	70,000	67,748
Texas Instruments, Inc. (USD), 2.63%, 05/15/2024	36,000	34,339
		102,087
Transportation (1.2%)
Penske Truck Leasing Co. LP / PTL Finance Corp. (USD), 3.38%, 02/01/2022 (a)	150,000	148,627
		4,536,976
Total Corporate Bonds		10,238,413

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	27

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
GOVERNMENT BONDS (1.7%)
SWEDEN (1.7%)
Svensk Exportkredit AB (USD), 5 year USD Swap + 1.450%, 2.88%, 11/14/2023 (a)(b)	$200,000	$198,812
Total Government Bonds		198,812
GOVERNMENT AGENCIES (1.7%)
INDONESIA (1.7%)
Pertamina Persero PT (USD), 5.25%, 05/23/2021 (a)	200,000	207,276
Total Government Agencies		207,276
SHORT-TERM INVESTMENT (7.1%)
UNITED STATES (7.1%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (e)	863,425	863,425
Total Short-Term Investment		863,425
Total Investments (Cost $11,579,296) (f)—95.7%		11,635,278

Other Assets in Excess of Liabilities—4.3%		520,809
Net Assets—100.0%		$12,156,087

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2018.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(d)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
AUD	Australian Dollar
CAD	Canadian Dollar
CNH	Chinese Yuan Renminbi Offshore
CZK	Czech Koruna
EUR	Euro Currency
GBP	British Pound Sterling
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
PLC	Public Limited Company
PLN	Polish Zloty
SEK	Swedish Krona
USD	U.S. Dollar

See accompanying Notes to Financial Statements.

28	Semi-Annual Report 2018

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Global Unconstrained Fixed Income Fund

At April 30, 2018, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)		Expiration Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
LONG CONTRACT POSITIONS
Australian 3 Year Bond	UBS	7	06/15/2018	$583,468	$584,501	$1,034
Euro Bund Futures	UBS	3	06/07/2018	572,885	575,083	2,198
Euro BUXL Futures-30 year	UBS	2	06/07/2018	388,416	394,982	6,566
Short Euro BTP Futures	UBS	2	06/07/2018	272,386	272,338	(48)
United States Treasury Note 6%-2 year		15	06/29/2018	3,188,394	3,180,703	(7,692)
United States Treasury Note 6%-5 year		1	06/29/2018	114,182	113,508	(674)
United States Treasury Note 6%-Ultra Long	UBS	2	06/20/2018	257,880	255,781	(2,099)
						$(715)
SHORT CONTRACT POSITIONS
Canadian Government Bond-10 year	UBS	(1)	06/20/2018	$(101,777)	$(102,379)	$(602)
Euro Bobl Futures		(13)	06/07/2018	(2,048,667)	(2,056,542)	(7,875)
Euro BTP Futures		(5)	06/07/2018	(823,306)	(839,342)	(16,036)
Euro OAT Futures	UBS	(2)	06/07/2018	(367,204)	(371,482)	(4,278)
Euro Schatz Futures	UBS	(5)	06/07/2018	(675,099)	(675,742)	(643)
Japan Government 10 Year Bond Mini Futures	UBS	(6)	06/12/2018	(827,278)	(827,113)	165
Long Gilt Futures	UBS	(3)	06/27/2018	(500,331)	(504,946)	(4,615)
United States Treasury Note 6%-2 year	UBS AG	(1)	06/29/2018	(212,513)	(212,047)	466
United States Treasury Note 6%-10 year		(8)	06/20/2018	(959,778)	(957,000)	2,778
United States Treasury Note 6%-5 year		(39)	06/29/2018	(4,445,622)	(4,426,805)	18,818
United States Treasury Note 6%-Long Bond		(1)	06/20/2018	(142,842)	(143,844)	(1,002)
						$(12,824)
						$(13,539)

At April 30, 2018, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
British Pound/United States Dollar 05/22/2018	Citibank N.A.	GBP	89,000	USD	123,808	$122,633	$(1,175)
07/10/2018	Barclays Bank plc	GBP	9,000	USD	12,683	12,432	(251)
Canadian Dollar/United States Dollar 05/22/2018	Royal Bank of Canada	CAD	8,000	USD	6,282	6,233	(49)
05/22/2018	UBS AG	CAD	25,000	USD	19,771	19,480	(291)
Czech Koruna/United States Dollar 05/22/2018	JPMorgan Chase Bank N.A.	CZK	2,751,000	USD	134,503	129,952	(4,551)
Euro/United States Dollar 05/22/2018	Morgan Stanley & Co.	EUR	15,000	USD	18,510	18,138	(372)
05/22/2018	UBS AG	EUR	6,000	USD	7,416	7,255	(161)
07/10/2018	JPMorgan Chase Bank N.A.	EUR	9,000	USD	11,144	10,926	(218)
Japanese Yen/United States Dollar 05/22/2018	UBS AG	JPY	20,022,000	USD	187,630	183,383	(4,247)

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	29

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Global Unconstrained Fixed Income Fund

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Swedish Krona/United States Dollar 05/22/2018	Deutsche Bank AG	SEK	54,000	USD	6,725	$6,175	$(550)
05/22/2018	Morgan Stanley & Co.	SEK	2,559,000	USD	320,400	292,644	(27,756)
						$809,251	$(39,621)

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar 05/22/2018	UBS AG	USD	171,424	AUD	218,000	$164,125	$7,299
07/10/2018	JPMorgan Chase Bank N.A.	USD	145,318	AUD	189,000	142,323	2,995
United States Dollar/British Pound 07/10/2018	Barclays Bank plc	USD	66,500	GBP	47,000	64,924	1,576
07/10/2018	Citibank N.A.	USD	14,368	GBP	10,000	13,814	554
07/10/2018	UBS AG	USD	1,656,869	GBP	1,175,000	1,623,092	33,777
United States Dollar/Canadian Dollar 05/22/2018	Morgan Stanley & Co.	USD	14,329	CAD	18,000	14,025	304
07/10/2018	UBS AG	USD	217,045	CAD	278,000	216,877	168
United States Dollar/Chinese Yuan Renminbi Offshore 05/23/2018	Morgan Stanley & Co.	USD	92,755	CNH	590,000	93,298	(543)
United States Dollar/Euro 05/22/2018	Barclays Bank plc	USD	13,551	EUR	11,000	13,301	250
05/22/2018	Citibank N.A.	USD	605,024	EUR	487,000	588,890	16,134
07/10/2018	Deutsche Bank AG	USD	168,613	EUR	136,000	165,102	3,511
07/10/2018	Royal Bank of Canada	USD	1,762,578	EUR	1,427,000	1,732,354	30,224
United States Dollar/Israeli Shekel 05/22/2018	Citibank N.A.	USD	134,606	ILS	474,000	131,867	2,739
United States Dollar/Japanese Yen 05/22/2018	Barclays Bank plc	USD	194,001	JPY	20,572,245	188,423	5,578
05/22/2018	UBS AG	USD	12,488	JPY	1,330,000	12,182	306
United States Dollar/Polish Zloty 05/22/2018	JPMorgan Chase Bank N.A.	USD	182,403	PLN	630,000	179,530	2,873
United States Dollar/South Korean Won 05/23/2018	Citibank N.A.	USD	189,534	KRW	201,929,000	188,633	901
United States Dollar/Swedish Krona 05/22/2018	UBS AG	USD	24,928	SEK	200,000	22,872	2,056
						$5,555,632	$110,702

At April 30, 2018, the Fund’s open forward foreign cross currency contracts were as follows:

Purchase / Sale Settlement Date	Counterparty	Amount Purchased		Amount Sold		Contract Value	Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar / Japanese Yen 05/22/2018	JPMorgan Chase Bank N.A.	AUD	248,000	JPY	20,366,404	$193,651	$193,824	$173
Australian Dollar / New Zealand Dollar 05/22/2018	Deutsche Bank AG	AUD	159,000	NZD	167,428	123,296	125,210	1,914
Euro / Czech Koruna 05/22/2018	Deutsche Bank AG	EUR	108,838	CZK	2,751,000	134,354	136,011	1,657
Euro / Israeli Shekel 05/22/2018	Deutsche Bank AG	EUR	154,000	ILS	656,881	187,826	191,301	3,475

See accompanying Notes to Financial Statements.

30	Semi-Annual Report 2018

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Global Unconstrained Fixed Income Fund

Purchase / Sale Settlement Date	Counterparty	Amount Purchased		Amount Sold		Contract Value	Fair Value	Unrealized Appreciation/ (Depreciation)
Israeli Shekel / Euro 05/22/2018	JPMorgan Chase Bank N.A.	ILS	215,794	EUR	50,000	$61,465	$61,038	$(427)
05/22/2018	Deutsche Bank AG	ILS	918,344	EUR	211,000	261,054	261,393	339
Japanese Yen / Australian Dollar 05/22/2018	Deutsche Bank AG	JPY	19,757,353	AUD	236,000	183,746	187,029	3,283
Japanese Yen / Euro 05/22/2018	Citibank N.A.	JPY	20,050,233	EUR	151,000	189,073	190,122	1,049
New Zealand Dollar / Australian Dollar 05/22/2018	Royal Bank of Canada	NZD	170,947	AUD	159,000	126,518	127,080	562
New Zealand Dollar / Euro 05/22/2018	UBS AG	NZD	252,029	EUR	149,000	184,839	181,977	(2,862)
05/22/2018	JPMorgan Chase Bank N.A.	NZD	252,011	EUR	149,000	183,830	180,955	(2,875)
Swedish Krona / Euro 05/22/2018	JPMorgan Chase Bank N.A.	SEK	1,013,941	EUR	102,000	126,748	119,361	(7,387)
Swedish Krona / Israeli Shekel 05/22/2018	Deutsche Bank AG	SEK	1,595,000	ILS	669,249	192,889	189,105	(3,784)
							$2,144,406	$(4,883)

*	Certain contracts with different trade dates and like characteristics have been shown net.

At April 30, 2018, the Fund held the following over-the-counter credit default swaps:

Expiration Date	Notional Amount	Counterparty/Reference Entity	Fixed Rate	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Buy Protection:
06/20/2022	400,000	Barclays Bank/Vodafone Group PLC, 5%, 6/4/18	Equal to 1.00%	$(2,672)	$(7,700)	$(10,373)
Sell Protection:
06/20/2022	200,000	Barclays Bank/Virgin Media Finance PLC, 7%, 4/15/23	Equal to 5.00%	$30,823	$2,999	$33,822

At April 30, 2018, the Fund held the following centrally cleared credit default swaps:

Expiration Date	Notional Amount	Credit Index	Fixed Rate	Implied Credit Spread*	Premiums Paid (Received)	Unrealized Depreciation	Value
Buy Protection:
12/20/2021	900,000	iTRAXX-Crossover 5-year	Equal to 5.00%	1.77%	$(92,775)	$(38,093)	$(130,868)
12/20/2021	180,000	iTRAXX-Crossover 5-year	Equal to 5.00%	1.77%	(16,011)	(10,163)	(26,174)
12/20/2021	400,000	iTRAXX-Europe 5-year	Equal to 1.00%	0.31%	(5,356)	(7,516)	(12,872)
12/20/2021	780,000	iTRAXX-Europe 5-year	Equal to 1.00%	0.31%	(12,191)	(12,910)	(25,101)
12/20/2021	600,000	iTRAXX-FinSen 5-year	Equal to 1.00%	0.32%	(1,603)	(17,449)	(19,052)
12/20/2021	2,420,000	Markit CDX 5-year	Equal to 1.00%	0.41%	(24,515)	(27,615)	(52,130)
12/20/2021	207,900	Markit CDX 5-year	Equal to 5.00%	5.00%	(6,351)	(10,453)	(16,804)
					$(158,802)	$(124,199)	$(283,001)

*	Implied credit spreads, represented in absolute terms, are utilized in determining the market value of credit default swaps agreements on corporate issues or sovereign issues and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made prior to entering into the agreement. For credit default swap with asset-backed securities or credit indices as the underlying assets, the quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	31

Statement of Investments (concluded)

April 30, 2018 (Unaudited)

Aberdeen Global Unconstrained Fixed Income Fund

At April 30, 2018, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Buy Protection:
EUR	$1,350,000	04/15/2022	Receive	12-month CPI	1.11%	$–	$20,017	$20,017
EUR	1,200,000	04/15/2022	Receive	12-month CPI	1.11%	–	17,793	17,793
						$–	$37,810	$37,810
AUD	8,550,000	12/17/2019	Pay	6-month BBR BBSW	2.11%	$–	$(1,374)	$(1,374)
CAD	8,170,000	01/03/2020	Pay	3-month BA CDOR	2.27%	–	(6,727)	(6,727)
CAD	4,090,000	01/03/2020	Pay	3-month BA CDOR	2.27%	(4,117)	750	(3,367)
EUR	4,970,000	02/05/2020	Pay	6-month EURIBOR	0.00%	–	7,000	7,000
AUD	4,200,000	03/26/2020	Pay	3-month BBR BBSW	2.22%	–	72	72
USD	2,310,000	06/20/2020	Pay	3-month LIBOR BBA	2.67%	–	(5,418)	(5,418)
USD	1,150,000	08/10/2022	Pay	3-month LIBOR BBA	1.90%	–	(45,293)	(45,293)
USD	1,260,000	04/10/2023	Pay	12-month CPI	2.21%	–	4,254	4,254
GBP	810,000	04/15/2023	Pay	12-month UK RPI	3.22%	–	1,459	1,459
GBP	930,000	05/12/2023	Pay	6-month LIBOR BBA	1.44%	–	5,471	5,471
USD	960,000	06/20/2023	Pay	3-month LIBOR BBA	2.80%	–	5,292	5,292
USD	670,000	07/02/2023	Pay	3-month LIBOR BBA	2.74%	–	5,571	5,571
USD	1,350,000	09/04/2023	Pay	3-month LIBOR BBA	2.82%	–	(7,727)	(7,727)
EUR	1,340,000	04/15/2027	Pay	1-month CPI	1.35%	–	(26,596)	(26,596)
EUR	1,200,000	04/15/2027	Pay	12-month CPI	1.35%	2,565	(26,382)	(23,817)
USD	1,190,000	08/10/2027	Pay	3-month LIBOR BBA	2.24%	–	69,282	69,282
MXN	11,850,000	01/18/2028	Pay	28-day TIIE	8.21%	–	996	996
GBP	480,000	05/12/2028	Pay	6-month LIBOR BBA	1.69%	–	(7,909)	(7,909)
GBP	490,000	06/18/2028	Pay	6-month LIBOR BBA	1.56%	–	888	888
USD	730,000	06/20/2028	Pay	3-month LIBOR BBA	2.87%	–	(6,802)	(6,802)
USD	720,000	09/04/2028	Pay	3-month LIBOR BBA	2.93%	–	4,130	4,130
USD	250,000	08/10/2047	Pay	3-month LIBOR BBA	2.53%	–	(22,970)	(22,970)
						$(1,552)	$(52,033)	$(53,585)
						$(1,552)	$(14,223)	$(15,775)

Amounts	listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

32	Semi-Annual Report 2018

Aberdeen Tax-Free Income Fund (Unaudited)

The Aberdeen Tax-Free Income Fund (Institutional Class shares net of fees) returned -0.83% for the six-month period ended April 30, 2018, versus the -1.14% return of its benchmark, the ICE Bank of America Merrill Lynch (BofA ML) 1-22 Year U.S. Municipal Securities Index. For broader comparison, the average return of the Fund’s peer category of Intermediate Municipal Debt Funds (comprising 91 funds), as measured by Lipper, Inc., was -1.17% for the period.

Over the reporting period, The U.S. Federal Reserve’s (Fed’s) actions were a key driver of the municipal market performance. During that time, the Fed raised interest rates in two 25-basis point (bps) increments to a range of 1.50%-1.75%, reflecting the Fed Board of Governors’ growing concerns about potential inflationary pressures building in the U.S. economy. In response, the U.S. Treasury and municipal market data (MMD) yield curves shifted upward and flattened with short- and intermediate-duration maturities underperforming the long segment. Higher rates subsequently resulted in negative returns for the Fund’s secondary benchmark, the broader-market Bloomberg Barclays Municipal Bond Index,1 for four out of the six months within the reporting period. Over the reporting period, municipal credit spreads rallied as investors remained sanguine about credit risk; however, spread-tightening overall wasn’t enough to fully offset the negative impact from rising interest rates. Additionally, over the period, municipal yields cheapened relative to equivalent-duration2 Treasuries, as described by MMD/Treasury ratios.3 However, despite the cheapening, the MMD/Treasury ratio remained low by historical standards. We believe that strong investor demand for tax-efficient yields and a gradual shift away from riskier assets are some of the reasons behind the historically low MMD/Treasury ratios.

The U.S. economy continued to expand at a healthy rate over the six-month reporting period, although a moderation in the growth rate of the economy occurred in the first quarter of 2018. The gross domestic product (GDP) growth decelerated to an annualized rate of 2.3% year over year from 2.9% in the fourth quarter of 2017. However, consumer confidence remains robust, the labor market continues to create jobs, wages are rising – albeit at a modest rate – and lower taxes are adding marginal dollars to workers’ paychecks relative to last year. These factors lead us to believe that the domestic economy should remain on solid footing in 2018, despite the disappointing growth in the first quarter. Nevertheless, we believe that the current U.S. expansionary cycle is mature and is likely nearing its peak.

The Fund outperformed relative to its benchmark, the ICE BofA ML 1-22 Year Municipal Securities Index, over the six-month period ended April 30, 2018. Fund performance was in line with our expectations, given its conservative positioning in the wake of weaker market conditions. The Fund’s duration underweight and positioning across the yield curve relative to the benchmark were significant contributors to performance. The Fund’s relative performance benefited from an underweight allocation to two- to five-year maturities relative to its benchmark, as this segment of the yield curve generally underperformed over the reporting period. Security selection also was a major contributor to Fund performance for the period. We continue to focus on adding prudent yield to the Fund without taking significant duration risk.

Looking ahead, we believe that short- and intermediate-term rates will continue to rise, and we expect an additional two or more interest-rate hikes by the Fed over the remainder of 2018. We believe that the Fund is well-positioned for the rising interest-rate environment. With a significant number of the Fund’s holdings maturing over roughly the next 12 months, we believe that the Fund can benefit from its ability to reinvest a substantial portion of the maturities at higher yields. The Fund remains conservatively positioned, and we will maintain our focus on credit quality going forward as the U.S. economy enters the late stages of the current expansionary cycle and, in our view, the risk of potential recession gradually rises over time.

Portfolio Management:

Aberdeen North American Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial

1	The Bloomberg Barclays Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
3	The MMD/Treasury ratio is calculated by dividing the yields on an index of AAA-rated municipal bonds by the yields on comparable-duration Treasuries. The ratio employs indices from Thomson-Reuters Municipal Market Data.

2018 Semi-Annual Report	33

Aberdeen Tax-Free Income Fund (Unaudited) (concluded)

condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Municipal securities can be affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

34	Semi-Annual Report 2018

Aberdeen Tax-Free Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2018)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(0.99%	)	0.26%		1.26%	3.23%
	w/SC2	(5.20%	)	(4.01%	)	0.38%	2.78%
Class C	w/o SC	(1.36%	)	(0.50%	)	0.50%	2.48%
	w/SC3	(2.33%	)	(1.47%	)	0.50%	2.48%
Class R4	w/o SC	(1.10%	)	0.10%		1.00%	3.24%
Institutional Service Class[4]	w/o SC	(0.76%	)	0.53%		1.51%	3.50%
Institutional Class[4,5]	w/o SC	(0.86%	)	0.51%		1.51%	3.51%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). Since June 23, 2008, Aberdeen Asset Management Inc. has served as the Fund’s investment adviser. Credit Suisse Asset Management, LLC served as the subadviser for the Tax-Free Income Fund from June 23, 2008 to February 27, 2011. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charge. Returns before the first offering of the Class R, Institutional Class and Institutional Service Class shares (February 25, 2013) are based on the previous performance of Class D shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Class R, Institutional Service Class, and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Class R, Institutional Service Class, and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
5	Effective February 25, 2013, all Class D shares of the Fund were converted into Institutional Class shares of the Fund.

2018 Semi-Annual Report	35

Aberdeen Tax-Free Income Fund (Unaudited) (continued)

Performance of a $10,000 Investment (as of April 30, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Tax-Free Income Fund, the ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index, the Bloomberg Barclays Municipal Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index is a subset of the ICE BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 22 years, calculated on a total return basis. The ICE BofA Merrill Lynch U.S. Municipal Securities Index tracks the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market.

Effective September 14, 2017, the ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index replaced the Bloomberg Barclays Municipal Bond Index as the Fund’s primary benchmark. The Fund’s investment adviser believes that the ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index is a more meaningful comparison index given the duration of the Fund’s holdings.

The Bloomberg Barclays Municipal Bond Index is a broad market performance benchmark for the tax exempt bond market, the bonds included in this index must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the Alternative Minimum Tax.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

36	Semi-Annual Report 2018

Aberdeen Tax-Free Income Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Municipal Bonds	96.6%
Short-Term Investment	2.1%
Other Assets in Excess of Liabilities	1.3%
100.0%

Top Holdings*
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B 07/01/2027	8.3%
Pennsylvania Turnpike Commission Revenue Bonds, Series A 07/15/2029	6.3%
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A 07/01/2039	3.4%
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB 09/01/2024	2.7%
State of Washington General Obligation Unlimited Bonds, Series R-2010A 01/01/2022	2.7%
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D 12/15/2026	2.3%
City of Houston TX General Obligation Limited Bonds, (Pre-refunded @ $100.000000, 03/01/2019), Series A 03/01/2030	1.9%
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A 05/15/2023	1.8%
Saint Charles Parish Revenue Bonds (Valero Energy Corp.) 12/01/2040	1.7%
Hudson Yards Infrastructure Corp. Revenue Bonds, Series A 02/15/2042	1.5%
Other	67.4%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top States
Texas	22.2%
New York	13.3%
Pennsylvania	9.1%
California	6.9%
Louisiana	5.0%
New Jersey	4.8%
Florida	4.7%
New Hampshire	3.4%
Georgia	3.4%
Massachusetts	2.7%
Other	24.5%
100.0%

2018 Semi-Annual Report	37

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (96.6%)
Alabama (1.9%)
Black Belt Energy Gas District Revenue Bonds, Series A, 4.00%, 08/01/2047 (a)	$1,000,000	$1,053,270
Industrial Development Board of the City of Mobile Alabama Revenue Bonds (Alabama Power Co.), 1.63%, 07/15/2034 (a)	400,000	399,392
		1,452,662
Alaska (1.4%)
City of Valdez Revenue Bonds Pipelines Project, Series B, 5.00%, 01/01/2021	1,000,000	1,071,230
California (6.9%)
Bay Area Toll Authority Revenue Bonds, Series A, 2.95%, 04/01/2047 (a)	350,000	357,021
Brea Redevelopment Agency Tax Allocation Refunding Bonds, Series A, 0.00%, 08/01/2025 (b)	1,000,000	709,150
Los Angeles Community College District General Obligation Unlimited Bonds
Series A, 5.50%, 08/01/2025	1,000,000	1,046,540
Series I, 4.00%, 08/01/2029	400,000	440,692
M-S-R Energy Authority Gas Revenue Bonds
Series B, 6.13%, 11/01/2029	500,000	614,820
Series A, 6.50%, 11/01/2039	500,000	690,735
San Francisco City & County Public Utilities Commission Revenue Bonds, Series F, 5.00%, 11/01/2024	300,000	323,034
Turlock Irrigation District Revenue Bonds, 5.00%, 01/01/2029	1,000,000	1,074,180
		5,256,172
District of Columbia (0.8%)
Convention & Sports Authority Revenue Bonds, Series A, 5.00%, 10/01/2030	500,000	581,025
Florida (4.7%)
City of Tampa Revenue Bonds (Baycare Health Care System), Series A, 4.00%, 11/15/2033	1,000,000	1,022,060
CityPlace Community Development District, Special Assessment & Revenue Refunding Bonds, 5.00%, 05/01/2019	1,000,000	1,031,490
County of Escambia Revenue Bonds , 5.00%, 10/01/2046	1,000,000	1,115,990
Volusia County Educational Facility Authority Revenue Bonds, Series B, 5.00%, 10/15/2023	250,000	280,452
Volusia County Educational Facility Authority Revenue Bonds (EMBRY - Riddle Aeronautical University, Inc.), 5.00%, 10/15/2047	100,000	110,709
		3,560,701
Georgia (3.4%)
Burke County Development Authority Pollution Control Revenue Bonds (Transmission Corp. Vogtle Project), 2.50%, 01/01/2052 (a)	1,000,000	999,980
Cherokee County General Obligation Unlimited Bonds, 5.00%, 04/01/2021	500,000	514,475
Forsyth County General Obligation Unlimited Bonds, Series A, 5.00%, 03/01/2028	100,000	102,649
Monroe Country Development Authority Revenue Bonds, 2.35%, 10/01/2048 (a)	1,000,000	994,220
		2,611,324
Hawaii (0.8%)
City & County Honolulu HI Wastewater System Revenue Bonds, Series A, 5.00%, 07/01/2047	560,000	638,697
Illinois (1.8%)
Illinois Finance Authority Revenue Bonds (Carle Foundation), Series A, 6.00%, 08/15/2041	500,000	552,525
State of Illinois General Obligation Unlimited Bonds, Series D, 5.00%, 11/01/2021	750,000	780,712
		1,333,237
Kentucky (0.7%)
Kentucky Public Energy Authority Revenue Bonds, Series A, 4.00%, 04/01/2048 (a)	500,000	529,685
Louisiana (5.0%)
East Baton Rouge Parish Sales Tax Revenue Bonds (Road & Street Improvement), 5.00%, 08/01/2024	540,000	560,655
Louisiana Public Facilities Authority Revenue Bonds
3.00%, 05/15/2031	990,000	937,540
(Pre-refunded @ $100.000000, 05/15/2026), 3.00%, 05/15/2031	10,000	10,318
Louisiana Public Facilities Authority Revenue Bonds (Entergy Louisiana LLC), Series B, 3.50%, 06/01/2030	1,000,000	1,006,960
Saint Charles Parish Revenue Bonds (Valero Energy Corp.), 4.00%, 12/01/2040 (a)	1,250,000	1,322,787
		3,838,260
Massachusetts (2.7%)
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D 5.50%, 10/01/2018	1,000,000	1,015,790
5.50%, 08/01/2019	1,000,000	1,045,150
		2,060,940
Michigan (1.2%)
Grand Rapids Building Authority Revenue Bonds, 5.00%, 08/01/2020	900,000	932,616
Minnesota (0.7%)
University of Minnesota Revenue Bonds, Series A, 5.25%, 04/01/2029	500,000	515,375
Nebraska (1.1%)
Central Plains Energy Project, Gas Project Revenue Bonds (Project No.3), 5.00%, 09/01/2021	750,000	811,283
New Hampshire (3.4%)
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College) 5.00%, 08/01/2035	250,000	279,855
5.00%, 08/01/2036	245,000	274,258
5.25%, 06/01/2039	1,000,000	1,036,630
New Hampshire Health & Education Facilities Authority Revenue Bonds (University Systems), Series A, 5.00%, 07/01/2023	1,000,000	1,036,430
		2,627,173

See accompanying Notes to Financial Statements.

38	Semi-Annual Report 2018

Statement of Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
New Jersey (4.8%)
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB, 5.25%, 09/01/2024	$2,000,000	$2,086,480
New Jersey Educational Facilities Authority Revenue Bonds (The College of New Jersey), Series F, 4.00%, 07/01/2033	100,000	103,233
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.00%, 01/01/2031	850,000	968,082
Newark Housing Authority Revenue Bonds (Newark Redevelopment Project), 4.00%, 01/01/2037	500,000	521,830
		3,679,625
New York (13.3%)
Hudson Yards Infrastructure Corp. Revenue Bonds, Series A, 5.00%, 02/15/2042	1,000,000	1,127,880
Nassau County Local Economic Assistance Corp. Revenue Bonds (Catholic Health Services), 5.00%, 07/01/2030	1,000,000	1,100,520
New York City Water & Sewer System Revenue Bonds, Series EE, 5.00%, 06/15/2037	295,000	338,209
New York State Dormitory Authority Revenue Bonds, Series A, 5.00%, 03/15/2033	850,000	957,040
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A, 5.00%, 07/01/2039	2,500,000	2,591,375
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/2023	1,160,000	1,337,944
Oneida County Industrial Development Agency Revenue Bonds (Hamilton College Civic Facilities), 5.00%, 09/15/2027	1,000,000	1,011,780
Port Authority of New York & New Jersey Revenue Bonds, 5.00%, 10/15/2042	560,000	635,124
Tompkins County Industrial Development Agency Revenue Bonds (Cornell University Civic Facilities), Series A, 5.25%, 07/01/2030	1,000,000	1,068,460
		10,168,332
North Dakota (1.3%)
City of Grand Forks, Health Care System Revenue Bonds (Altru Health System Obligated Group), 4.50%, 12/01/2032	1,000,000	1,021,520
Pennsylvania (9.1%)
Beaver County Industrial Development Authority Revenue Bonds (FirstEnergy Nuclear Generation LLC), Series A, 4.38%, 01/01/2035 (a)	500,000	480,000
Lehigh County Industrial Development Authority Revenue Bonds (PPL Electric Utilities Corp.), 1.80%, 02/15/2027 (a)	800,000	768,664
Pennsylvania Higher Educational Facilities Authority Revenue Bonds (University of Pennsylvania), Series A, 5.00%, 09/01/2019	800,000	833,056
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/2029	4,100,000	4,839,271
		6,920,991
Rhode Island (1.0%)
Tobacco Settlement Financing Corp. Revenue Bonds, Series B, 4.50%, 06/01/2045	750,000	757,680
South Carolina (1.5%)
City of Rock Hill SC Combined Utility System Revenue Bonds 5.00%, 01/01/2025	500,000	571,985
5.00%, 01/01/2026	500,000	578,365
		1,150,350
Tennessee (1.5%)
Knox County Health Educational & Housing Facilities Board Revenue Bonds (University Health System, Inc.), 5.00%, 09/01/2036	500,000	547,335
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/2023	500,000	559,985
		1,107,320
Texas (22.2%)
City of Houston TX General Obligation Limited Bonds
(Pre-refunded @ $100.000000, 03/01/2019), Series A, 5.00%, 03/01/2030	1,405,000	1,441,038
Series A, 5.00%, 03/01/2030	170,000	174,090
Dallas/Fort Worth International Airport Revenue Bonds, Joint Revenue Refunding Bonds, Series B, 5.00%, 11/01/2020	1,000,000	1,070,190
Harris Country Toll Road Authority Revenue Bonds, Series A, 4.00%, 08/15/2048	500,000	508,495
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	5,325,000	6,328,177
Matagorda County Navigation District No. 1 Revenue Bonds, Series B-1, 4.00%, 06/01/2030	1,000,000	1,024,960
State of Texas General Obligation Unlimited Bonds (Water Financial Assistance), Series C, 5.25%, 08/01/2018	525,000	529,520
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Baylor Scott & White Obligated Group), 5.00%, 11/15/2029	800,000	917,184
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Texas Health Resources Obligated Group), Series A, 4.00%, 02/15/2036	1,000,000	1,026,230
Texas A&M University Revenue Bonds (Financing System), Series A, 5.00%, 05/15/2025	1,065,000	1,099,826
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/2026	1,500,000	1,745,625
University of North Texas Revenue Bonds (Financing System), Series A, 5.00%, 04/15/2028	1,000,000	1,030,180
		16,895,515
Utah (0.1%)
Salt Lake City Corp. Airport Revenue Bonds, Series B, 5.00%, 07/01/2042	100,000	112,839

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	39

Statement of Investments (concluded)

April 30, 2018 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
Virginia (0.8%)
Hampton Roads Transportation Accountability Commission Revenue Bonds, Series A, 5.00%, 07/01/2048	$500,000	$574,285
Washington (2.7%)
State of Washington General Obligation Unlimited Bonds, Series R-2010A, 5.00%, 01/01/2022	2,000,000	2,042,800
West Virginia (0.7%)
West Virginia Economic Development Authority Revenue Bonds, Unrefunded, Series A, 1.90%, 03/01/2040 (a)	550,000	547,575
Wisconsin (1.1%)
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Aurora Health Care), Series A, 5.00%, 07/15/2028	500,000	535,355
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Froedtert Health, Inc. Obligated Group), Series 2017 A, 5.00%, 04/01/2035	250,000	282,790
		818,145
Total Municipal Bonds		73,617,357
SHORT-TERM INVESTMENT (2.1%)
UNITED STATES (2.1%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (c)	1,626,286	1,626,286
Total Short-Term Investment		1,626,286
Total Investments (Cost $72,546,816) (d)—98.7%		75,243,643

Other Assets in Excess of Liabilities—1.3%		954,747
Net Assets—100.0%		$76,198,390

(a)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2018.
(b)	Issued with a zero coupon.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

40	Semi-Annual Report 2018

Statements of Assets and Liabilities (Unaudited)

April 30, 2018

	Aberdeen Asia Bond Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Global Unconstrained Fixed Income Fund	Aberdeen Tax-Free Income Fund
Assets:
Investments, at value	$4,844,324	$25,381,272	$10,771,853	$73,617,357
Short-term investments, at value	469,639	364,144	863,425	1,626,286
Cash collateral pledged for swaps contracts	–	–	173,142	–
Cash collateral pledged for futures	15,831	–	73,072	–
Foreign currency, at value	–	35,272	29,203	–
Cash	29,988	9,941	10,278	–
Cash at broker for China A shares	7	–	–	–
Interest and dividends receivable	90,863	401,603	167,047	964,393
Receivable for investments sold	210,525	–	–	–
Unrealized appreciation on forward foreign currency exchange contracts	42,747	35,262	123,697	–
Receivable from Adviser	13,288	13,017	18,325	18,847
Receivable for capital shares issued	–	6,890	2,240	13,982
Over-the-counter credit default swaps, at value (net upfront payments of $0, $0, $30,823 and $0, respectivley)	–	–	33,822	–
Variation margin receivable for futures contracts	3,815	–	16,652	–
Prepaid expenses	47,816	30,292	40,563	50,792

Total assets	5,768,843	26,277,693	12,323,319	76,291,657

Liabilities:
Due to custodian	135,342	–	–	–
Payable for investments purchased	51,268	258,913	–	–
Unrealized depreciation on forward foreign currency exchange contracts	65,805	1,439	57,499	–
Over-the-counter credit default swaps, at value (net upfront receipts of $0, $0, $2,673 and $0, respectively)	–	–	10,373	–
Cash to broker for forward foreign currency contracts	–	20,000	30,000	–
Distributions payable	–	–	–	8,905
Payable for capital shares redeemed	–	20,594	13,788	14,382
Accrued foreign capital gains tax	185	11,654	–	–
Variation margin payable for centrally cleared swap contracts (net upfront payments of $0, $0, $160,353 and $0, respectively)	–	–	5,044	–
Accrued expenses and other payables:
Audit fees	23,752	23,752	26,479	22,066
Investment advisory fees	2,627	15,724	6,028	26,717
Printing fees	5,436	3,865	4,207	2,968
Transfer agent fees	2,064	1,756	2,818	9,260
Custodian fees	6,117	1,462	5,650	363
Sub-transfer agent and administrative services fees	3,261	3,643	3,526	422
Administration fees	420	1,677	804	5,029
Distribution fees	208	2,183	340	1,948
Fund accounting fees	470	107	200	1,085
Legal fees	–	442	–	–
Other	301	3,649	476	122

Total liabilities	297,256	370,860	167,232	93,267

Net Assets	$5,471,587	$25,906,833	$12,156,087	$76,198,390

Cost:
Investments	$4,981,404	$26,079,907	$10,715,871	$70,920,530
Short-term investment	469,639	364,144	863,425	1,626,286
Foreign currency	–	36,419	39,612	–

Represented by:
Capital	$10,389,248	$29,928,487	$11,905,425	$73,678,428
Accumulated net investment income/(loss)	154,250	162,677	256,110	(8,852)
Accumulated net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(4,910,057)	(3,513,187)	35,405	(168,013)
Net unrealized appreciation/(depreciation) on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	(161,854)	(671,144)	(40,853)	2,696,827

Net Assets	$5,471,587	$25,906,833	$12,156,087	$76,198,390

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	41

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2018 (Unaudited)

	Aberdeen Asia Bond Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Global Unconstrained Fixed Income Fund	Aberdeen Tax-Free Income Fund
Net Assets:
Class A Shares	$338,879	$1,123,123	$786,192	$7,814,512
Class C Shares	100,922	222,538	224,936	381,447
Class R Shares	11,080	4,139,491	–	10,592
Institutional Service Class Shares	185,254	20,977	9,381,816	17,939
Institutional Class Shares	4,835,452	20,400,704	1,763,143	67,973,902

Total	$5,471,587	$25,906,833	$12,156,087	$76,198,392

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	32,834	115,480	76,460	809,629
Class C Shares	9,925	23,017	22,491	39,598
Class R Shares	1,082	426,936	–	1,097
Institutional Service Class Shares	16,871	2,149	907,459	1,858
Institutional Class Shares	465,478	2,091,235	169,323	7,036,806

Total	526,190	2,658,817	1,175,733	7,888,988

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.32	$9.73	$10.28	$9.65
Class C Shares (a)	$10.17	$9.67	$10.00	$9.63
Class R Shares	$10.24	$9.70	$–	$9.66
Institutional Service Class Shares	$10.98	$9.76	$10.34	$9.66
Institutional Class Shares	$10.39	$9.76	$10.41	$9.66
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.78	$10.16	$10.74	$10.08
Maximum Sales Charge:
Class A Shares	4.25%	4.25%	4.25%	4.25%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

42	Semi-Annual Report 2018

Statements of Operations (Unaudited)

For the Six-Month Period Ended April 30, 2018

	Aberdeen Asia Bond Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Global Unconstrained Fixed Income Fund	Aberdeen Tax-Free Income Fund
INVESTMENT INCOME:
Dividend income	$–	$–	$–	$1,867
Interest income	159,212	686,951	159,649	1,469,556
Foreign tax withholding	(6,239)	(2,307)	19	–
Other income	–	92	5,686	–

Total Income	152,973	684,736	165,354	1,471,423

EXPENSES:
Investment advisory fees	16,725	91,155	37,660	165,254
Administration fees	2,676	9,723	5,021	31,106
Distribution fees Class A	1,186	2,341	994	10,360
Distribution fees Class C	652	1,097	1,136	2,375
Distribution fees Class R	28	8,861	–	27
Sub-transfer agent and administrative service fees Institutional Class	1,655	7,998	1,748	2,025
Sub-transfer agent and administrative service fees Class A	111	1,940	143	32
Sub-transfer agent and administrative service fees Class C	40	73	159	142
Sub-transfer agent and administrative service fees Class R	–	2,181	–	–
Sub-transfer agent and administrative service fees Institutional Service Class	–	–	5,786	–
Fund accounting fees	505	1,095	652	3,953
Transfer agent fees	5,069	4,385	6,103	27,890
Trustee fees	214	726	394	2,421
Legal fees	736	669	902	3,133
Printing fees	7,315	5,067	8,057	10,812
Custodian fees	12,943	5,105	35,506	2,297
Registration and filing fees	34,475	38,102	39,920	40,639
Audit fees	20,902	20,902	23,630	19,216
Other	9,917	8,691	6,676	8,922

Total expenses before reimbursed/waived expenses	115,149	210,111	174,487	330,604
Interest expense (a)	198	–	40	–

Total operating expenses before reimbursed/waived expenses	115,347	210,111	174,527	330,604
Expenses reimbursed	(89,757)	(84,305)	(113,076)	(92,361)

Net expenses	25,590	125,806	61,451	238,243

Net Investment Income	127,383	558,930	103,903	1,233,180

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	47,405	(20,944)	73,931	40,983
Realized gain/(loss) on futures contracts	84,010	–	231,272	–
Realized gain/(loss) on swap contracts	–	–	218,827	–
Realized gain/(loss) on forward foreign currency exchange contracts	170,106	(37,579)	(191,939)	–
Realized gain/(loss) on foreign currency transactions	(6,940)	(6,200)	(244,556)	–

Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	294,581	(64,723)	87,535	40,983

Net change in unrealized appreciation/(depreciation) on investment transactions	(216,886)	(1,218,748)	(127,854)	(1,956,058)
Net change in unrealized appreciation/(depreciation) on swap contracts	–	–	37,010	–
Net change in unrealized appreciation/(depreciation) on futures contracts	(21,335)	–	(51,472)	–
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	(30,479)	31,662	80,077	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(3,864)	(2,192)	(1,599)	–

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(272,564)	(1,189,278)	(63,838)	(1,956,058)

Net realized/unrealized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	22,017	(1,254,001)	23,697	(1,915,075)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$149,400	$(695,071)	$127,600	$(681,895)

Amounts listed as “–” are $0 or round to $0.

(a) See Note 9 for additional information

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	43

Statements of Changes in Net Assets

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$127,383	$787,499	$558,930	$1,113,599
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	294,581	(433,024)	(64,723)	89,159
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(272,564)	183,509	(1,189,278)	1,328,769

Changes in net assets resulting from operations	149,400	537,984	(695,071)	2,531,527

Distributions to Shareholders From:
Net investment income:
Class A	(60,403)	–	(52,814)	(21,569)
Class C	(5,433)	–	(5,315)	(4,951)
Class R	(586)	–	(92,988)	(51,220)
Institutional Service Class	(2,420)	–	(607)	(590)
Institutional Class	(281,334)	–	(516,627)	(512,681)

Change in net assets from shareholder distributions	(350,176)	–	(668,351)	(591,011)

Common Stock Transactions:
Change in net assets from capital transactions	(715,718)	(23,701,899)	3,701,311	2,653,709

Change in net assets	(916,494)	(23,163,915)	2,337,889	4,594,225

Net Assets:
Beginning of period	6,388,081	29,551,996	23,568,944	18,974,719

End of period	$5,471,587	$6,388,081	$25,906,833	$23,568,944

Accumulated net investment income at end of period	$154,250	$377,043	$162,677	$272,098

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

44	Semi-Annual Report 2018

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$197,472	$197,708	$317,466	$2,044,646
Dividends reinvested	59,796	–	52,814	21,569
Cost of shares redeemed(a)	(978,427)	(183,758)	(1,137,336)	(363,120)

Total Class A	(721,159)	13,950	(767,056)	1,703,095

Class C Shares
Proceeds from shares issued	–	7,370	15,000	–
Dividends reinvested	4,451	–	4,101	4,032
Cost of shares redeemed(a)	(76,371)	(158,699)	(44,851)	(143,474)

Total Class C	(71,920)	(151,329)	(25,750)	(139,442)

Class R Shares
Proceeds from shares issued	–	–	1,755,521	2,017,827
Dividends reinvested	586	–	92,988	51,220
Cost of shares redeemed(a)	–	–	(430,829)	(484,492)

Total Class R	586	–	1,417,680	1,584,555

Institutional Service Class Shares
Proceeds from shares issued	853,852	22,152	–	–
Dividends reinvested	2,405	–	607	590
Cost of shares redeemed(a)	(847,763)	(9,835,665)	–	–

Total Institutional Service Class	8,494	(9,813,513)	607	590

Institutional Class Shares
Proceeds from shares issued	603,418	1,911,340	2,784,940	6,136,523
Dividends reinvested	281,136	–	508,145	507,047
Cost of shares redeemed(a)	(816,273)	(15,662,348)	(217,255)	(7,138,659)

Total Institutional Class	68,281	(13,751,008)	3,075,830	(495,089)

Change in net assets from capital transactions:	$(715,718)	$(23,701,900)	$3,701,311	$2,653,709

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	45

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

SHARE TRANSACTIONS:
Class A Shares
Issued	18,855	19,571	31,349	202,334
Reinvested	5,787	–	5,253	2,102
Redeemed	(94,013)	(18,154)	(114,549)	(36,382)

Total Class A Shares	(69,371)	1,417	(77,947)	168,054

Class C Shares
Issued	–	735	1,529	–
Reinvested	437	–	410	398
Redeemed	(7,361)	(16,043)	(4,423)	(15,172)

Total Class C Shares	(6,924)	(15,308)	(2,484)	(14,774)

Class R Shares
Issued	–	–	173,972	176,546
Reinvested	58	–	9,280	5,049
Redeemed	–	–	(42,618)	(48,964)

Total Class R Shares	58	–	140,634	132,631

Institutional Service Class Shares
Issued	76,579	2,174	–	–
Reinvested	216	–	60	58
Redeemed	(77,058)	(937,006)	–	–

Total Institutional Service Class Shares	(263)	(934,832)	60	58

Institutional Class Shares
Issued	56,656	189,534	278,403	734,421
Reinvested	27,020	–	50,462	50,032
Redeemed	(76,959)	(1,536,320)	(21,592)	(728,374)

Total Institutional Class Shares	6,717	(1,346,786)	307,273	56,079

Total change in shares:	(69,783)	(2,295,509)	367,536	342,048

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

46	Semi-Annual Report 2018

Statements of Changes in Net Assets (continued)

	Aberdeen Global Unconstrained Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$103,903	$224,568	$1,233,180	$2,693,721
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	87,535	(57,969)	40,983	(39,259)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(63,838)	111,096	(1,956,058)	(1,933,759)

Changes in net assets resulting from operations	127,600	277,695	(681,895)	720,703

Distributions to Shareholders From:
Net investment income:
Class A	–	–	(122,198)	(277,956)
Class C	–	–	(5,227)	(22,335)
Class R	–	–	(143)	(283)
Institutional Service Class	–	–	(286)	(704)
Institutional Class	–	–	(1,105,327)	(2,392,443)
Net realized gains:
Class A	(2,669)	(10,566)	–	–
Class C	(810)	(4,764)	–	–
Institutional Service Class	(33,212)	(123,195)	–	–
Institutional Class	(5,209)	(51,496)	–	–

Change in net assets from shareholder distributions	(41,900)	(190,021)	(1,233,181)	(2,693,721)

Common Stock Transactions:
Change in net assets from capital transactions	(1,220,177)	(2,545,971)	(2,904,154)	(7,976,144)

Change in net assets	(1,134,477)	(2,458,297)	(4,819,230)	(9,949,162)

Net Assets:
Beginning of period	13,290,564	15,748,861	81,017,620	90,966,782

End of period	$12,156,087	$13,290,564	$76,198,390	$81,017,620

Accumulated net investment income/(loss) at end of period	$256,110	$152,207	$(8,852)	$(8,851)

Amounts listed as “-” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	47

Statements of Changes in Net Assets (continued)

	Aberdeen Global Unconstrained Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$151,523	$217,180	$194,499	$428,418
Dividends reinvested	2,631	10,302	90,646	211,612
Cost of shares redeemed(a)	(178,594)	(1,246,071)	(1,348,247)	(2,116,919)

Total Class A	(24,440)	(1,018,589)	(1,063,102)	(1,476,889)

Class C Shares
Proceeds from shares issued	3,740	28,226	5	754,262
Dividends reinvested	779	4,399	4,946	19,798
Cost of shares redeemed(a)	(26,774)	(187,729)	(153,853)	(1,062,506)

Total Class C	(22,255)	(155,104)	(148,902)	(288,446)

Class R Shares
Dividends reinvested	–	–	143	283

Total Class R	–	–	143	283

Institutional Service Class Shares
Proceeds from shares issued	212,108	1,308,965	7	2,472
Dividends reinvested	32,760	121,013	286	672
Cost of shares redeemed(a)	(1,485,548)	(1,876,638)	(22)	(12,458)

Total Institutional Service Class	(1,240,680)	(446,660)	271	(9,314)

Institutional Class Shares
Proceeds from shares issued	540,523	3,069,715	784,204	2,940,975
Dividends reinvested	5,207	51,431	883,845	1,863,928
Cost of shares redeemed(a)	(478,532)	(4,046,764)	(3,360,613)	(11,006,681)

Total Institutional Class	67,198	(925,618)	(1,692,564)	(6,201,778)

Change in net assets from capital transactions:	$(1,220,177)	$(2,545,971)	$(2,904,154)	$(7,976,144)

(a)	Includes redemption fees, if any.

Amounts listed as “-” are $0 or round to $0.

See accompanying Notes to Financial Statements.

48	Semi-Annual Report 2018

Statements of Changes in Net Assets (concluded)

	Aberdeen Global Unconstrained Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

SHARE TRANSACTIONS:
Class A Shares
Issued	14,770	21,477	19,682	43,119
Reinvested	258	1,021	9,306	21,368
Redeemed	(17,401)	(122,740)	(137,836)	(213,951)

Total Class A Shares	(2,373)	(100,242)	(108,848)	(149,464)

Class C Shares
Issued	373	2,854	1	76,091
Reinvested	79	444	509	2,004
Redeemed	(2,686)	(18,815)	(15,846)	(107,426)

Total Class C Shares	(2,234)	(15,517)	(15,336)	(29,331)

Class R Shares
Reinvested	–	–	15	29

Total Class R Shares	–	–	15	29

Institutional Service Class Shares
Issued	20,585	128,798	1	250
Reinvested	3,202	11,958	29	68
Redeemed	(144,441)	(183,897)	(2)	(1,261)

Total Institutional Service Class Shares	(120,654)	(43,141)	28	(943)

Institutional Class Shares
Issued	51,986	300,303	79,658	296,521
Reinvested	505	5,057	90,670	188,015
Redeemed	(46,237)	(393,893)	(342,962)	(1,109,828)

Total Institutional Class Shares	6,254	(88,533)	(172,634)	(625,292)

Total change in shares:	(119,007)	(247,433)	(296,775)	(805,001)

Amounts listed as “-” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	49

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$10.68	$0.19	$0.05	$0.24	$(0.60)	$–	$–	$(0.60)	$10.32
Year Ended October 31, 2017	10.20	0.41	0.07	0.48	–	–	–	–	10.68
Year Ended October 31, 2016	9.75	0.41	0.14	0.55	–	–	(0.10)	(0.10)	10.20
Year Ended October 31, 2015	10.19	0.39	(0.71)	(0.32)	(0.04)	–	(0.08)	(0.12)	9.75
Year Ended October 31, 2014	10.43	0.35	(0.12)	0.23	(0.14)	(0.33)	–	(0.47)	10.19
Year Ended October 31, 2013	11.26	0.34	(0.85)	(0.51)	(0.25)	(0.07)	–	(0.32)	10.43
Class C Shares
Six Months Ended April 30, 2018*	10.39	0.15	0.05	0.20	(0.42)	–	–	(0.42)	10.17
Year Ended October 31, 2017	10.00	0.32	0.07	0.39	–	–	–	–	10.39
Year Ended October 31, 2016	9.62	0.32	0.14	0.46	–	–	(0.08)	(0.08)	10.00
Year Ended October 31, 2015	10.10	0.31	(0.71)	(0.40)	–	–	(0.08)	(0.08)	9.62
Year Ended October 31, 2014	10.37	0.28	(0.11)	0.17	(0.11)	(0.33)	–	(0.44)	10.10
Year Ended October 31, 2013	11.24	0.26	(0.86)	(0.60)	(0.20)	(0.07)	–	(0.27)	10.37
Class R Shares
Six Months Ended April 30, 2018*	10.59	0.18	0.04	0.22	(0.57)	–	–	(0.57)	10.24
Year Ended October 31, 2017	10.14	0.38	0.07	0.45	–	–	–	–	10.59
Year Ended October 31, 2016	9.71	0.38	0.14	0.52	–	–	(0.09)	(0.09)	10.14
Year Ended October 31, 2015	10.16	0.36	(0.70)	(0.34)	(0.03)	–	(0.08)	(0.11)	9.71
Year Ended October 31, 2014	10.42	0.33	(0.12)	0.21	(0.14)	(0.33)	–	(0.47)	10.16
Year Ended October 31, 2013	11.27	0.31	(0.86)	(0.55)	(0.23)	(0.07)	–	(0.30)	10.42
Institutional Service Class Shares
Six Months Ended April 30, 2018*	10.75	0.21	0.05	0.26	(0.03)	–	–	(0.03)	10.98
Year Ended October 31, 2017	10.20	0.41	0.14	0.55	–	–	–	–	10.75
Year Ended October 31, 2016	9.74	0.41	0.15	0.56	–	–	(0.10)	(0.10)	10.20
Year Ended October 31, 2015	10.20	0.39	(0.72)	(0.33)	(0.05)	–	(0.08)	(0.13)	9.74
Year Ended October 31, 2014	10.43	0.35	(0.10)	0.25	(0.15)	(0.33)	–	(0.48)	10.20
Year Ended October 31, 2013	11.27	0.34	(0.86)	(0.52)	(0.25)	(0.07)	–	(0.32)	10.43
Institutional Class Shares
Six Months Ended April 30, 2018*	10.74	0.20	0.06	0.26	(0.61)	–	–	(0.61)	10.39
Year Ended October 31, 2017	10.24	0.43	0.07	0.50	–	–	–	–	10.74
Year Ended October 31, 2016	9.76	0.42	0.16	0.58	–	–	(0.10)	(0.10)	10.24
Year Ended October 31, 2015	10.22	0.40	(0.70)	(0.30)	(0.08)	–	(0.08)	(0.16)	9.76
Year Ended October 31, 2014	10.45	0.38	(0.12)	0.26	(0.16)	(0.33)	–	(0.49)	10.22
Year Ended October 31, 2013	11.27	0.36	(0.84)	(0.48)	(0.27)	(0.07)	–	(0.34)	10.45

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

50	Semi-Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income to Average Net Assets (d)	Portfolio Turnover (c)(f)

2.21%		$339	0.98	%(g)	3.61	%(g)	3.53%	63.67%
4.71	%(h)	1,091	0.97	%(g)	1.95	%(g)	3.98%	106.31%
5.67%		1,029	0.97	%(i)	1.40	%(i)	4.12%	96.06%
(3.16%)		774	0.96	%(g)	1.09	%(g)	3.91%	93.16%
2.41%		824	0.95%		1.05%		3.52%	57.03%
(4.64%)		1,807	0.95%		1.03%		3.18%	77.93%

1.93%		101	1.71	%(i)	4.40	%(i)	2.86%	63.67%
3.90	%(h)	175	1.70	%(g)	2.73	%(g)	3.21%	106.31%
4.88%		322	1.71	%(i)	2.17	%(i)	3.34%	96.06%
(3.97	%)(h)	606	1.71	%(g)	1.84	%(g)	3.19%	93.16%
1.76	%(h)	598	1.70%		1.80%		2.77%	57.03%
(5.46	%)(h)	637	1.70%		1.78%		2.39%	77.93%

2.08%		11	1.21	%(i)	3.84	%(i)	3.40%	63.67%
4.44%		11	1.20	%(g)	2.18	%(g)	3.76%	106.31%
5.44%		10	1.20	%(i)	1.63	%(i)	3.85%	96.06%
(3.40%)		10	1.20	%(g)	1.33	%(g)	3.69%	93.16%
2.14%		10	1.20%		1.31%		3.25%	57.03%
(5.04%)		10	1.20%		1.28%		2.84%	77.93%

2.38%		185	0.71	%(i)	3.34	%(i)	3.88%	63.67%
5.39	%(h)	184	0.88	%(g)	1.86	%(g)	4.01%	106.31%
5.78%		9,709	0.88	%(i)	1.31	%(i)	4.17%	96.06%
(3.21%)		11,087	0.96	%(g)	1.09	%(g)	3.92%	93.16%
2.54	%(h)	11,377	0.94%		1.04%		3.52%	57.03%
(4.74%)		11,083	0.95%		1.03%		3.09%	77.93%

2.44%		4,835	0.71	%(i)	3.41	%(i)	3.88%	63.67%
4.88%		4,927	0.70	%(g)	1.76	%(g)	4.22%	106.31%
6.02%		18,483	0.71	%(i)	1.18	%(i)	4.29%	96.06%
(2.99%)		73,900	0.70	%(g)	0.83	%(g)	3.99%	93.16%
2.72%		224,989	0.70%		0.80%		3.77%	57.03%
(4.40	%)(h)	232,639	0.70%		0.78%		3.27%	77.93%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	Includes interest expense that amounts to 0.01%

2018 Semi-Annual Report	51

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$10.27	$0.21	$(0.48)	$(0.27)	$(0.27)	$–	$(0.27)	$9.73
Year Ended October 31, 2017	9.73	0.49	0.30	0.79	(0.25)	–	(0.25)	10.27
Year Ended October 31, 2016	8.77	0.57	0.65	1.22	(0.22)	(0.04)	(0.26)	9.73
Year Ended October 31, 2015	9.73	0.49	(1.11)	(0.62)	(0.34)	–	(0.34)	8.77
Year Ended October 31, 2014	9.54	0.42	0.11	0.53	(0.34)	–	(0.34)	9.73
Year Ended October 31, 2013	10.00	0.35	(0.59)	(0.24)	(0.22)	–	(0.22)	9.54
Class C Shares
Six Months Ended April 30, 2018*	10.22	0.19	(0.49)	(0.30)	(0.25)	–	(0.25)	9.67
Year Ended October 31, 2017	9.68	0.44	0.29	0.73	(0.19)	–	(0.19)	10.22
Year Ended October 31, 2016	8.76	0.57	0.59	1.16	(0.21)	(0.03)	(0.24)	9.68
Year Ended October 31, 2015	9.72	0.38	(1.05)	(0.67)	(0.29)	–	(0.29)	8.76
Year Ended October 31, 2014	9.53	0.34	0.11	0.45	(0.26)	–	(0.26)	9.72
Year Ended October 31, 2013	10.00	0.27	(0.59)	(0.32)	(0.15)	–	(0.15)	9.53
Class R Shares
Six Months Ended April 30, 2018*	10.25	0.20	(0.48)	(0.28)	(0.27)	–	(0.27)	9.70
Year Ended October 31, 2017	9.72	0.47	0.30	0.77	(0.24)	–	(0.24)	10.25
Year Ended October 31, 2016	8.77	0.51	0.69	1.20	(0.22)	(0.03)	(0.25)	9.72
Year Ended October 31, 2015	9.73	0.46	(1.10)	(0.64)	(0.32)	–	(0.32)	8.77
Year Ended October 31, 2014	9.54	0.39	0.11	0.50	(0.31)	–	(0.31)	9.73
Year Ended October 31, 2013	10.00	0.32	(0.58)	(0.26)	(0.20)	–	(0.20)	9.54
Institutional Service Class Shares
Six Months Ended April 30, 2018*	10.30	0.25	(0.50)	(0.25)	(0.29)	–	(0.29)	9.76
Year Ended October 31, 2017	9.75	0.54	0.30	0.84	(0.29)	–	(0.29)	10.30
Year Ended October 31, 2016	8.78	0.64	0.61	1.25	(0.24)	(0.04)	(0.28)	9.75
Year Ended October 31, 2015	9.74	0.51	(1.11)	(0.60)	(0.36)	–	(0.36)	8.78
Year Ended October 31, 2014	9.55	0.44	0.11	0.55	(0.36)	–	(0.36)	9.74
Year Ended October 31, 2013	10.00	0.37	(0.58)	(0.21)	(0.24)	–	(0.24)	9.55
Institutional Class Shares
Six Months Ended April 30, 2018*	10.29	0.24	(0.48)	(0.24)	(0.29)	–	(0.29)	9.76
Year Ended October 31, 2017	9.74	0.54	0.29	0.83	(0.28)	–	(0.28)	10.29
Year Ended October 31, 2016	8.77	0.65	0.60	1.25	(0.24)	(0.04)	(0.28)	9.74
Year Ended October 31, 2015	9.73	0.52	(1.12)	(0.60)	(0.36)	–	(0.36)	8.77
Year Ended October 31, 2014	9.54	0.47	0.08	0.55	(0.36)	–	(0.36)	9.73
Year Ended October 31, 2013	10.00	0.37	(0.59)	(0.22)	(0.24)	–	(0.24)	9.54

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

52	Semi-Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income to Average Net Assets (d)	Portfolio Turnover (c)(f)

(2.67%)		$1,123	1.36%		1.99%		4.25%	15.19%
8.21%		1,987	1.37%		2.15%		4.85%	64.37%
14.45	%(g)	247	1.20	%(h)	1.79	%(h)	5.88%	103.26%
(6.41%)		10	1.17	%(h)	1.65	%(h)	5.39%	64.60%
5.64%		10	1.15%		1.85%		4.35%	60.31%
(2.43%)		10	1.15%		2.57%		3.58%	55.26%

(3.00%)		223	1.90%		2.59%		3.76%	15.19%
7.57%		261	1.90%		2.75%		4.46%	64.37%
13.62	%(g)	390	1.90	%(h)	2.53	%(h)	6.39%	103.26%
(6.98%)		650	1.90	%(h)	2.38	%(h)	4.29%	64.60%
4.83	%(i)	10	1.89%		2.60%		3.60%	60.31%
(3.20	%)(i)	10	1.90%		3.32%		2.83%	55.26%

(2.81%)		4,139	1.52%		2.15%		4.13%	15.19%
7.96%		2,934	1.56%		2.34%		4.72%	64.37%
14.22	%(g)	1,493	1.40	%(h)	1.99	%(h)	5.04%	103.26%
(6.60%)		10	1.40	%(h)	1.88	%(h)	5.09%	64.60%
5.37%		10	1.40%		2.10%		4.10%	60.31%
(2.66%)		10	1.40%		2.82%		3.34%	55.26%

(2.51%)		21	0.90%		1.53%		4.76%	15.19%
8.67%		22	0.90%		1.68%		5.43%	64.37%
14.76	%(g)	20	0.90	%(h)	1.49	%(h)	7.01%	103.26%
(6.22	%)(i)	10	0.90	%(h)	1.38	%(h)	5.62%	64.60%
5.80	%(i)	10	0.90%		1.60%		4.60%	60.31%
(2.11	%)(i)	10	0.90%		2.32%		3.83%	55.26%

(2.45%)		20,401	0.90%		1.61%		4.76%	15.19%
8.62%		18,365	0.90%		1.76%		5.42%	64.37%
14.78	%(g)	16,825	0.90	%(h)	1.49	%(h)	7.37%	103.26%
(6.23%)		27,471	0.90	%(h)	1.38	%(h)	5.71%	64.60%
5.91%		31,173	0.90%		1.60%		4.79%	60.31%
(2.21%)		9,742	0.90%		2.32%		3.81%	55.26%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Included within Net Realized and Unrealized Gains (Losses) on Investments per share is a payment from affiliate (Note 10). If such payment was excluded, the total return would have been 14.33% for Class A Shares, 13.15% for Class C Shares, 13.87% for Class R Shares, 14.41% for Institutional Service Class Shares and 14.31% for Institutional Class Shares.
(h)	Includes interest expense that amounts to less than 0.01%.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2018 Semi-Annual Report	53

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Unconstrained Fixed Income Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$10.22	$0.08		$0.01	$0.09	$–	$(0.03)	$(0.03)	$10.28
Year Ended October 31, 2017	10.18	0.13		0.02	0.15	–	(0.11)	(0.11)	10.22
Year Ended October 31, 2016	9.41	0.13	(h)	0.67	0.80	(0.03)	–	(0.03)	10.18
Year Ended October 31, 2015	10.12	0.22		(0.84)	(0.62)	(0.09)	–	(0.09)	9.41
Year Ended October 31, 2014	10.37	0.24		(0.23)	0.01	(0.26)	–	(0.26)	10.12
Year Ended October 31, 2013	10.61	0.14		(0.38)	(0.24)	–	–	–	10.37
Class C Shares
Six Months Ended April 30, 2018*	9.97	0.04		0.02	0.06	–	(0.03)	(0.03)	10.00
Year Ended October 31, 2017	10.01	0.06		0.01	0.07	–	(0.11)	(0.11)	9.97
Year Ended October 31, 2016	9.30	0.05	(h)	0.68	0.73	(0.02)	–	(0.02)	10.01
Year Ended October 31, 2015	10.07	0.14		(0.83)	(0.69)	(0.08)	–	(0.08)	9.30
Year Ended October 31, 2014	10.23	0.16		(0.23)	(0.07)	(0.09)	–	(0.09)	10.07
Year Ended October 31, 2013	10.55	0.06		(0.38)	(0.32)	–	–	–	10.23
Institutional Service Class Shares
Six Months Ended April 30, 2018*	10.26	0.08		0.03	0.11	–	(0.03)	(0.03)	10.34
Year Ended October 31, 2017	10.21	0.15		0.01	0.16	–	(0.11)	(0.11)	10.26
Year Ended October 31, 2016	9.42	0.14	(h)	0.68	0.82	(0.03)	–	(0.03)	10.21
Year Ended October 31, 2015	10.12	0.22		(0.83)	(0.61)	(0.09)	–	(0.09)	9.42
Year Ended October 31, 2014	10.39	0.25		(0.24)	0.01	(0.28)	–	(0.28)	10.12
Year Ended October 31, 2013	10.62	0.15		(0.38)	(0.23)	–	–	–	10.39
Institutional Class Shares
Six Months Ended April 30, 2018*	10.33	0.09		0.02	0.11	–	(0.03)	(0.03)	10.41
Year Ended October 31, 2017	10.26	0.16		0.02	0.18	–	(0.11)	(0.11)	10.33
Year Ended October 31, 2016	9.46	0.16	(h)	0.68	0.84	(0.04)	–	(0.04)	10.26
Year Ended October 31, 2015	10.15	0.25		(0.84)	(0.59)	(0.10)	–	(0.10)	9.46
Year Ended October 31, 2014	10.43	0.27		(0.24)	0.03	(0.31)	–	(0.31)	10.15
Year Ended October 31, 2013	10.64	0.17		(0.38)	(0.21)	–	–	–	10.43

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

54	Semi-Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Unconstrained Fixed Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover (c)(f)

0.92%		$786	1.14	%(g)	2.91	%(g)	1.49%		27.95%
1.53%		806	1.17	%(g)	2.74	%(g)	1.29%		91.26%
8.55	%(h)	1,824	1.13	%(g)	2.34	%(g)	1.38	%(h)	219.22%
(6.13	%)(i)	826	1.11%		2.06%		2.26%		173.93%
0.05	%(i)	1,183	1.10%		1.71%		2.27%		183.14%
(2.26%)		1,888	1.16%		1.64%		1.32%		208.61%

0.65%		225	1.85	%(g)	3.76	%(g)	0.78%		27.95%
0.75	%(i)	247	1.85	%(g)	3.53	%(g)	0.62%		91.26%
7.87	%(h)	403	1.85	%(g)	3.15	%(g)	0.52	%(h)	219.22%
(6.86%)		251	1.85%		2.80%		1.51%		173.93%
(0.70%)		378	1.85%		2.46%		1.54%		183.14%
(3.03%)		518	1.89%		2.37%		0.59%		208.61%

1.12%		9,382	0.97	%(g)	2.74	%(g)	1.66%		27.95%
1.62%		10,553	1.02	%(g)	2.59	%(g)	1.47%		91.26%
8.76	%(h)	10,940	1.01	%(g)	2.22	%(g)	1.43	%(h)	219.22%
(6.02%)		12,761	1.03%		1.98%		2.33%		173.93%
0.07%		16,724	1.01%		1.62%		2.39%		183.14%
(2.17%)		19,547	1.05%		1.53%		1.44%		208.61%

1.11%		1,763	0.85	%(g)	2.83	%(g)	1.80%		27.95%
1.81	%(i)	1,685	0.85	%(g)	2.56	%(g)	1.60%		91.26%
8.87	%(h)	2,583	0.85	%(g)	2.12	%(g)	1.61	%(h)	219.22%
(5.88%)		1,419	0.85%		1.80%		2.56%		173.93%
0.25%		2,717	0.85%		1.46%		2.63%		183.14%
(1.97%)		1,556	0.87%		1.37%		1.65%		208.61%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Interest expense is less than 0.001%.
(h)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the Net Investment Income per share would be $0.01, $0.01, $0.01 and $0.01, Total Return would be 0.11%, 0.11%, 0.11% and 0.11%, and the impact to Ratio of Net Investment Income to Average Net Assets would be, 0.20%, 0.11%, 0.09% and 0.16% for Class A, Class C, Institutional Service Class and Institutional Class, respectively.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2018 Semi-Annual Report	55

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$9.89	$0.14	$(0.24)	$(0.10)	$(0.14)	$–	$(0.14)	$9.65
Year Ended October 31, 2017	10.11	0.29	(0.22)	0.07	(0.29)	–	(0.29)	9.89
Year Ended October 31, 2016	10.19	0.30	(0.08)	0.22	(0.30)	–	(0.30)	10.11
Year Ended October 31, 2015	10.38	0.32	(0.16)	0.16	(0.32)	(0.03)	(0.35)	10.19
Year Ended October 31, 2014	10.24	0.32	0.29	0.61	(0.32)	(0.15)	(0.47)	10.38
Year Ended October 31, 2013	10.86	0.32	(0.53)	(0.21)	(0.32)	(0.09)	(0.41)	10.24
Class C Shares
Six Months Ended April 30, 2018*	9.87	0.11	(0.24)	(0.13)	(0.11)	–	(0.11)	9.63
Year Ended October 31, 2017	10.09	0.22	(0.22)	–	(0.22)	–	(0.22)	9.87
Year Ended October 31, 2016	10.18	0.23	(0.09)	0.14	(0.23)	–	(0.23)	10.09
Year Ended October 31, 2015	10.37	0.24	(0.16)	0.08	(0.24)	(0.03)	(0.27)	10.18
Year Ended October 31, 2014	10.23	0.24	0.29	0.53	(0.24)	(0.15)	(0.39)	10.37
Year Ended October 31, 2013	10.85	0.25	(0.54)	(0.29)	(0.24)	(0.09)	(0.33)	10.23
Class R Shares
Six Months Ended April 30, 2018*	9.90	0.13	(0.24)	(0.11)	(0.13)	–	(0.13)	9.66
Year Ended October 31, 2017	10.12	0.27	(0.23)	0.04	(0.26)	–	(0.26)	9.90
Year Ended October 31, 2016	10.20	0.28	(0.08)	0.20	(0.28)	–	(0.28)	10.12
Year Ended October 31, 2015	10.40	0.29	(0.17)	0.12	(0.29)	(0.03)	(0.32)	10.20
Year Ended October 31, 2014	10.25	0.30	0.30	0.60	(0.30)	(0.15)	(0.45)	10.40
Period Ended October 31, 2013(h)	10.72	0.20	(0.47)	(0.27)	(0.20)	–	(0.20)	10.25
Institutional Service Class Shares
Six Months Ended April 30, 2018*	9.89	0.16	(0.23)	(0.07)	(0.16)	–	(0.16)	9.66
Year Ended October 31, 2017	10.12	0.31	(0.23)	0.08	(0.31)	–	(0.31)	9.89
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	–	(0.33)	10.12
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)	(0.37)	10.20
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	(0.50)	10.40
Period Ended October 31, 2013(h)	10.72	0.23	(0.47)	(0.24)	(0.23)	–	(0.23)	10.25
Institutional Class Shares(i)
Six Months Ended April 30, 2018*	9.90	0.16	(0.24)	(0.08)	(0.16)	–	(0.16)	9.66
Year Ended October 31, 2017	10.12	0.32	(0.23)	0.09	(0.31)	–	(0.31)	9.90
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	–	(0.33)	10.12
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)	(0.37)	10.20
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	(0.50)	10.40
Year Ended October 31, 2013	10.87	0.35	(0.53)	(0.18)	(0.35)	(0.09)	(0.44)	10.25

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

56	Semi-Annual Report 2018

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income to Average Net Assets (d)	Portfolio Turnover (c)(f)

(0.99%)	$7,815	0.83%		1.06%		2.95%	7.09%
0.72%	9,084	0.88	%(g)	1.05	%(g)	2.92%	16.25%
2.19%	10,798	0.88%		1.03%		2.96%	10.71%
1.56%	9,073	0.88%		1.01%		3.09%	4.85%
6.12%	9,379	0.87%		1.00%		3.14%	5.58%
(1.93%)	9,477	0.88%		0.98%		3.07%	6.11%

(1.36%)	381	1.58%		1.87%		2.21%	7.09%
(0.02%)	542	1.62	%(g)	1.83	%(g)	2.21%	16.25%
1.36%	851	1.62%		1.82%		2.24%	10.71%
0.82%	878	1.62%		1.75%		2.37%	4.85%
5.34%	643	1.62%		1.75%		2.39%	5.58%
(2.66%)	788	1.62%		1.73%		2.31%	6.11%

(1.10%)	11	1.08%		1.31%		2.70%	7.09%
0.47%	11	1.12	%(g)	1.29	%(g)	2.67%	16.25%
1.96%	11	1.12%		1.27%		2.72%	10.71%
1.24%	10	1.12%		1.25%		2.85%	4.85%
5.96%	10	1.12%		1.25%		2.89%	5.58%
(2.53%)	10	1.12%		1.27%		2.82%	6.11%

(0.76%)	18	0.58%		0.81%		3.21%	7.09%
0.79%	18	0.69	%(g)	0.86	%(g)	3.10%	16.25%
2.48%	28	0.62%		0.77%		3.22%	10.71%
1.74%	18	0.62%		0.75%		3.35%	4.85%
6.49%	17	0.62%		0.75%		3.39%	5.58%
(2.19%)	10	0.62%		0.77%		3.32%	6.11%

(0.86%)	67,974	0.58%		0.82%		3.21%	7.09%
0.98%	71,362	0.62	%(g)	0.79	%(g)	3.18%	16.25%
2.47%	79,279	0.62%		0.77%		3.23%	10.71%
1.72%	83,140	0.62%		0.75%		3.35%	4.85%
6.49%	89,924	0.62%		0.75%		3.38%	5.58%
(1.67%)	93,692	0.62%		0.72%		3.32%	6.11%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Interest expense is less than 0.001%.
(h)	For the period from February 25, 2013 (commencement of operations) through October 31, 2013.
(i)	Formerly Class D shares.

2018 Semi-Annual Report	57

Notes to Financial Statements

April 30, 2018 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2018, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2018, the Trust operated eighteen (18) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the four (4) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia Bond Fund (“Asia Bond Fund”)
–	Aberdeen Emerging Markets Debt Fund (“Emerging Markets Debt Fund”)
–	Aberdeen Global Unconstrained Fixed Income Fund (“Global Unconstrained Fixed Income Fund”)
–	Aberdeen Tax-Free Income Fund (“Tax-Free Income Fund”)

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board of Trustees of the Trust (the “Board”). If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by Aberdeen Asset Management, Inc. (the “Adviser”) generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Each Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

Derivative instruments are generally valued according to the following procedures. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward currency exchange contracts are generally valued

58	Semi-Annual Report 2018

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April 30, 2018 (Unaudited)

based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time (as defined below)), the security is valued at fair value as determined by the Funds’ Pricing Committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of April 30, 2018 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Asia Bond Fund
Investments in Securities
Corporate Bonds	–	2,671,807	–	2,671,807
Government Bonds	–	2,172,517	–	2,172,517
Short-Term Investment	469,639	–	–	469,639
Other Financial Instruments
Assets
Futures Contracts	4,149	–	–	4,149
Forward Foreign Currency Exchange Contracts	–	42,747	–	42,747
Liabilities
Futures Contracts	(2,131)	–	–	(2,131)
Forward Foreign Currency Exchange Contracts	–	(65,805)	–	(65,805)

	471,657	4,821,266	–	5,292,923

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April 30, 2018 (Unaudited)

Investments, at Value	Level 1	Level 2	Level 3	Total
Emerging Markets Debt Fund
Investments in Securities
Corporate Bonds	–	6,332,418	–	6,332,418
Government Bonds	–	18,816,886	–	18,816,886
Government Agencies	–	240,761	–	240,761
Short-Term Investment	364,144	–	–	364,144
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	35,262	–	35,262
Liabilities
Forward Foreign Currency Exchange Contracts	–	(1,439)	–	(1,439)

	364,144	25,423,888	–	25,788,032

Global Unconstrained Fixed Income Fund
Investments in Securities
Commercial Mortgage-Backed Securities	–	112,508	–	112,508
Residential Mortgage-Backed Securities	–	14,844	–	14,844
Corporate Bonds	–	10,238,413	–	10,238,413
Government Bonds	–	198,812	–	198,812
Government Agencies	–	207,276	–	207,276
Short-Term Investment	863,425	–	–	863,425
Other Financial Instruments
Assets
Futures Contracts	32,025	–	–	32,025
Forward Foreign Currency Exchange Contracts	–	123,697	–	123,697
Credit Default Swap Contracts	–	2,999	–	2,999
Interest Rate Swap Agreements	–	142,975	–	142,975
Liabilities
Futures Contracts	(45,564)	–	–	(45,564)
Forward Foreign Currency Exchange Contracts	–	(57,499)	–	(57,499)
Credit Default Swap Contracts	–	(131,899)	–	(131,899)
Interest Rate Swap Agreements	–	(157,198)	–	(157,198)

	849,886	10,694,928	–	11,544,814

Tax-Free Income Fund
Investments in Securities
Municipal Bonds	–	73,617,357	–	73,617,357
Short-Term Investment	1,626,286	–	–	1,626,286

	1,626,286	73,617,357	–	75,243,643

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. During the six-month period ended April 30, 2018, there were no transfers between Levels.

For the six-month period ended April 30, 2018, there were no significant changes to the fair valuation methodologies.

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b.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.	Foreign Currency Translation

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

d.	Derivative Financial Instruments

Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the period, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are

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Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by a Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

For the six-month period ended April 30, 2018, the Asia Bond Fund invested in futures to hedge U.S. interest-rate risk and the Global Unconstrained Fixed Income Fund invested in futures to achieve more efficient portfolio management and to hedge interest-rate risk.

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, a Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, a Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty.

Credit Default Swaps

A credit default swap is an agreement whereby one party, the buyer, is obligated to pay the other party, the seller, a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

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April 30, 2018 (Unaudited)

During the six-month period ended April 30, 2018, Global Unconstrained Fixed Income Fund held credit default swaps to hedge the Fund’s exposure to the credit market.

Interest Rate Swaps

A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.

During the six-month period ended April 30, 2018, Global Unconstrained Fixed Income Fund held interest rate swaps to hedge interest rate risk.

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of April 30, 2018:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Interest Rate Risk	Variation margin receivable for centrally cleared swap contracts Variation margin receivable for futures contracts	Variation margin payable for centrally cleared swap contracts Variation margin payable for futures contracts
Credit Risk	Over-the-counter credit default swap contracts	Over-the-counter credit default swap contracts
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2018:

	Asset Derivatives
Funds	Total Value at April 30, 2018	Over-the-Counter Credit Default Swaps (Credit risk)*	Centrally Cleared Credit Default Swaps (Credit Risk)*	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)*	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Asia Bond Fund	$46,896	$–	$–	$–	$42,747	$4,149
Aberdeen Emerging Markets Debt Fund	35,262	–	–	–	35,262	–
Aberdeen Global Unconstrained Fixed Income Fund	301,696	2,999	–	142,975	123,697	32,025

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Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

	Liabilities Derivatives
Funds	Total Value at April 30, 2018	Over-the-Counter Credit Default Swaps (Credit risk)*	Centrally Cleared Credit Default Swaps (Credit Risk)*	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)*	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Asia Bond Fund	$67,936	$–	$–	$–	$65,805	$2,131
Aberdeen Emerging Markets Debt Fund	1,439	–	–	–	1,439	–
Aberdeen Global Unconstrained Fixed Income Fund	392,160	7,700	124,199	157,198	57,499	45,564

*	The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of April 30, 2018 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities

Asia Bond Fund
Forward foreign currency (2)
Citibank N.A.	$5,954	$(5,954)	$–	$–	$17,473	$(5,954)	$–	$11,519
Goldman Sachs & Co.	1,071	(1,071)	–	–	2,678	(1,071)	–	1,607
HSBC Bank USA	5,854	(5,854)	–	–	5,854	(5,854)	–	–
HSBC Bank plc	–	–	–	–	253	–	–	253
Standard Chartered Bank	944	–	–	944	–	–	–	–
UBS AG	28,924	(28,924)	–	–	39,547	(28,924)	–	10,623

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
(3)	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

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April 30, 2018 (Unaudited)

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities

Emerging Markets Debt Fund
Forward foreign currency (2)
Deutsche Bank AG	$23,567	$–	$(20,000)	$3,567	$–	$–	$–	$–
UBS AG	11,695	(1,439)	–	10,256	1,439	(1,439)	–	–

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
(3)	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities

Global Unconstrained Fixed Income Fund
Forward foreign currency (2)
Barclays Bank plc	$7,404	$(251)	$(7,153)	$–	$251	$(251)	$–	$–
Citibank N.A.	21,377	(1,175)	–	20,202	1,175	(1,175)	–	–
Deutsche Bank AG	14,179	(4,334)	–	9,845	4,334	(4,334)	–	–
JPMorgan Chase Bank N.A.	6,041	(6,041)	–	–	15,458	(6,041)	–	9,417
Morgan Stanley & Co.	304	(304)	–	–	28,671	(304)	–	28,367
Royal Bank Of Canada	30,786	(49)	–	30,737	49	(49)	–	–
UBS AG	43,606	(7,561)	–	36,045	7,561	(7,561)	–	–

Global Unconstrained Fixed Income Fund
Credit default swaps (2)
Barclays Bank	$2,999	$(2,999)	$–	$–	$7,700	$(2,999)	$–	$4,701

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
(3)	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

2018 Semi-Annual Report	65

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the six-month period ended April 30, 2018:

Derivative Instrument Risk Type	Location on the Statement of Operations
Credit Risk	Realized gain/(loss) on swap contracts
Net change in unrealized appreciation/(depreciation) on swap contracts
Interest Rate Risk	Realized gain/(loss) on future contracts transactions
Net change in unrealized appreciation/(depreciation) on futures contracts Realized gain/(loss) on swap contracts Net change in unrealized appreciation/(depreciation) on swap contracts
Foreign Exchange Risk	Realized gain/(loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts

The following is a summary of the effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2018:

	Realized Gain or (Loss) on Derivatives Recognized in the Statement of Operations
Funds	Total	Credit Default Swaps (Credit Risk)	Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Asia Bond Fund	$254,116	$–	$–	$170,106	$84,010
Aberdeen Emerging Markets Debt Fund	(37,579)	–	–	(37,579)	–
Aberdeen Global Unconstrained Fixed Income Fund	258,160	161,267	57,560	(191,939)	231,272

	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations
Funds	Total	Credit Default Swaps (Credit Risk)	Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Asia Bond Fund	$(51,815)	$–	$–	$(30,480)	$(21,335)
Aberdeen Emerging Markets Debt Fund	31,662	–	–	31,662
Aberdeen Global Unconstrained Fixed Income Fund	65,615	50,376	(13,366)	80,077	(51,472)

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2018. The table below summarizes the weighted average values of derivatives holdings by the Funds during the six-month period ended April 30, 2018.

Fund	Purchase Forward Foreign Currency Contracts (Average Notional Value)	Sale Forward Foreign Currency Contracts (Average Notional Value)	Long Futures Contracts (Average Notional Value)	Short Futures Contracts (Average Notional Value)	Buy Protection Credit Default Swaps (Average Notional Value)	Sell Protection Credit Default Swaps (Average Notional Value)	Interest Rate Swaps (Average Notional Value)
Asia Bond Fund	$7,344,860	$4,126,810	$1,218,633	$2,499,566	$–	$–	$–
Emerging Markets Debt Fund	1,268,620	270,041	–	–	–	–	–
Global Unconstrained Fixed Income Fund	1,590,543	6,063,417	4,721,205	14,170,335	5,887,900	466,667	126,813,333

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e.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each Fund as of the month end. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’ shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

f.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Asia Bond Fund, the Emerging Markets Debt Fund and the Global Unconstrained Fixed Income Fund. Distributions from net investment income are declared daily and paid monthly for the Tax-Free Income Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

g.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

h.	Repurchase Agreements

The Funds may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the Fund’s repurchase agreement counterparty, Fixed Income Clearing Corp. To the extent the Funds enter into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments. As of and during the six month period ended, April 30, 2018, the Funds did not hold any repurchase agreements.

i.	Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities loaned.

The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks including the event of default or insolvency of the borrower, which could delay or restrict a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and therefore, this amount is not presented on the Funds’ Statements of Investments.

2018 Semi-Annual Report	67

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

At April 30, 2018, the Funds did not have any securities on loan.

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, the Adviser manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Asia Bond Fund	On all assets	0.500%
Emerging Markets Debt Fund	Up to $500 million	0.750%
	On $500 million and more	0.700%
Global Unconstrained Fixed Income Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
Tax-Free Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%

The Adviser has engaged the services of affiliates Aberdeen Asset Management Asia Limited and Aberdeen Asset Managers Limited as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any.

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed below. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees of the Board. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses.

Fund	Limit
Asia Bond Fund	0.70%
Emerging Markets Debt Fund	0.90%
Global Unconstrained Fixed Income Fund	0.85%
Tax-Free Income Fund*	0.50%

*	Effective February 28, 2018, the expense limitation changed from 0.62% to 0.50%.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

68	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

As of April 30, 2018, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2015 (Expires 10/31/18)	Amount Fiscal Year 2016 (Expires 10/31/19)	Amount Fiscal Year 2017 (Expires 10/31/20)	Amount Six Months Ended April 30, 2018 (Expires 4/30/21)	Total*
Asia Bond Fund	$173,691	$174,473	$196,408	$89,757	$634,329
Emerging Markets Debt Fund	86,388	134,178	176,930	84,305	481,801
Global Unconstrained Fixed Income Fund	96,367	168,405	246,045	113,076	623,893
Tax-Free Income Fund	71,477	136,796	143,650	92,361	444,284

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at April 30, 2018, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company (“State Street”) provides sub-administration services with respect to the Funds. Aberdeen pays State Street for providing such services.

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Asia Bond Fund	0.25%	1.00%	0.50%
Emerging Markets Debt Fund	0.25%	1.00%	0.50%
Global Unconstrained Fixed Income Fund	0.25%	1.00%	0.50%
Tax-Free Income Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 3.75% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 4.25%, and the Distributor or Adviser may compensate broker dealers or financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% on sales of Class C shares, which have a maximum CDSC of 1.00% (on the deferred sales charge assessed on sales within one year of purchase). For the six-month period ended April 30, 2018, AFD retained commissions of $9,316 from front-end sales charges of Class A shares and $50 from CDSC fees from Class C (and certain Class A) shares of the Funds.

2018 Semi-Annual Report	69

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2019, the administrative service fee is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

The amount of sub-transfer agent and administrative service fees paid during the six-month period ended April 30, 2018 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
Asia Bond Fund	$111	$40	$–	$–	$1,655
Emerging Markets Debt Fund	1,940	73	2,181	–	7,998
Global Unconstrained Fixed Income Fund	143	159	–	5,786	1,748
Tax-Free Income Fund	32	142	–	–	2,025

Amounts listed as “–” are $0 or round to $0.

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six-month period ended April 30, 2018, were as follows:

Fund	Purchases	Sales
Asia Bond Fund	$3,694,980	$3,894,388
Emerging Markets Debt Fund	8,656,203	3,505,671
Global Unconstrained Fixed Income Fund	3,204,075	4,519,579
Tax-Free Income Fund	5,418,293	9,865,860

5. Portfolio Investment Risks

a.	Active Trading Risk

Certain Funds may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund.

b.	Asset-Backed Securities Risk

Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

c.	Call and Redemption Risk

Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, a Fund may be required to invest the proceeds in securities with lower yields.

d.	Corporate Bonds Risk

Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities. Corporate bonds can decline in value in response to changes in the financial condition of the issuer and involve a risk of loss in case of issuer default or insolvency.

70	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

e.	Country/Regional Focus Risk

Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

f.	Credit Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

g.	Derivatives Risk (Including Options, Futures and Swaps)

Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, a Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – A Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

h.	Emerging Markets Risk

Certain Funds are subject to Emerging Markets Risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

i.	Extension Risk

Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

j.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Fund are unsuccessful.

k.	Foreign Securities Risk

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. A Fund may be more volatile than a fund which is broadly diversified geographically.

2018 Semi-Annual Report	71

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

China Risk. The economy of China differs from the U.S. and other more established economies in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, and some of these differences are unfavorable to investors. Therefore, investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund invests in China A shares. China A shares are shares in mainland China-based companies that trade on Chinese stock exchanges and are usually only available to foreign investors through a quota license or by purchasing Shanghai and Shenzhen Stock Exchange listed securities via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (collectively, “Stock Connect”). Investing in China A shares may involve special risk considerations such as volatility in the China A share market and uncertainty regarding taxation.

A Fund’s ability to freely trade in China A Shares as a foreign investor through the quota license or Stock Connect may be limited by quota and repatriation restrictions, and utilizing Stock Connect is subject to trading, clearance and settlement procedures in China that are relatively new and untested.

l.	High-Yield Bonds and Other Lower-Rated Securities Risk

A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

m.	Illiquid Securities Risk

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Each Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. A Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a fund to ensure that it has sufficient liquidity to meet redemption requests.

n.	Impact of Large Redemptions and Purchases of Fund Shares Risk

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle. For additional information on redemptions, please see the Statement of Changes in Net Assets.

o.	Interest Rate Risk

A Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. A Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

p.	Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

72	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

q.	Management Risk

The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market of other funds with similar investment objectives and strategies.

r.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

s.	Mid-Cap Securities Risk

Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

t.	Mortgage-Related Securities Risk

Certain Funds may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

u.	Municipal Bond Tax Risk

The Tax-Free Income Fund may be subject to Municipal Bond Tax Risk. A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable causing the value of a municipal bond to decline.

v.	Non-Diversified Fund Risk

Because Asia Bond Fund and Emerging Markets Debt Fund are non-diversified, the Funds may hold larger positions in fewer securities than diversified funds. As a result, a single security’s increase or decrease in value may have a greater impact on each Fund’s value and total return.

w.	Non-Hedging Foreign Currency Trading Risk

Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to a Fund.

x.	Prepayment Risk

As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This forces a Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

y.	Private Placements and Other Restricted Securities Risk

Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing a Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and a Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

z.	Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Staples Sector Risk. To the extent the consumer staples sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

2018 Semi-Annual Report	73

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

Financials Sector Risk. To the extent that the financials sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Industrials Sector Risk. To the extent that the industrials sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

aa.	Small-Cap Securities Risk

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

bb.	Sovereign Debt Risk

Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by a Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. A Fund may have limited resources to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly.

cc.	Valuation Risk

The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

dd.	Variable and Floating Rate Securities Risk

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances.

Please read the prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

7. Tax Information

As of April 30, 2018, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asia Bond Fund	$5,451,043	$31,070	$(168,150)	$(137,080)
Emerging Markets Debt Fund	26,444,051	446,125	(1,144,760)	(698,635)
Global Unconstrained Fixed Income Fund	11,579,296	226,670	(170,688)	55,982
Tax-Free Income Fund	72,546,816	3,129,431	(432,604)	2,696,827

74	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Fund	$–	$–	$–	$–	$–	$–
Emerging Markets Debt Fund	591,011	–	591,011	–	–	591,011
Global Unconstrained Fixed Income Fund	190,016	5	190,021	–	–	190,021
Tax-Free Income Fund	5,055	–	5,055	2,689,164	–	2,694,219

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Asia Bond Fund	$–	$334,291	$–	$–	$–	$–	$–	$130,100	$(5,181,276)	$(4,716,885)
Emerging Markets Debt Fund	–	497,774	–	–	–	–	131,740	417,997	(3,442,263)	(2,394,752)
Global Unconstrained Fixed Income Fund	–	–	41,898	–	–	(27,062)	–	150,126	–	164,962
Tax-Free Income Fund	–	–	–	–	–	–	8,852	4,652,886	(208,996)	4,452,742

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.
**	As of October 31, 2017, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2017, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

Fund	Amount	Expires
Asia Bond Fund	$3,881,440	Unlimited (Short-Term)
Asia Bond Fund	1,299,836	Unlimited (Long-Term)
Emerging Markets Debt Fund	520,104	Unlimited (Short-Term)
Emerging Markets Debt Fund	2,922,159	Unlimited (Long-Term)
Tax-Free Income Fund	208,996	Unlimited (Short-Term)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

2018 Semi-Annual Report	75

Notes to Financial Statements (concluded)

April 30, 2018 (Unaudited)

8. Significant Shareholders

As of April 30, 2018, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia Bond Fund	81.80%	5
Emerging Markets Debt Fund	90.30	4
Global Unconstrained Fixed Income Fund	58.42	3
Tax-Free Income Fund	–	–

Amounts listed as “–” are $0 or round to $0.

9. Line of Credit

The Trust, on behalf of each of the Funds of the Trust (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) for the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the six month period ended April 30, 2018, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the six-month period ended April 30, 2018.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Asia Bond Fund	$384,822	2.856%	6
Global Unconstrained Fixed Income Fund	175,000	2.856%	3

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2018.

On December 14, 2017, at a meeting of the Boards of Trustees (the “Boards”) of Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust (the “Trusts”), the Boards each considered and unanimously approved an agreement and plan of reorganization with respect to each Fund within the Trusts whereby each Fund would participate in a reorganization that would allow it to continue to operate as a corresponding new series of Aberdeen Funds, a Delaware statutory trust (the “Acquiring Funds”). Aberdeen Asset Management Inc. would serve as the investment adviser and Aberdeen Asset Managers Limited would serve as the subadviser to the Acquiring Funds. Following approval by shareholders each Predecessor Fund transferred all of its assets and liabilities as of the close of business May 4, 2018. The Acquiring Funds and corresponding Predecessor Funds are shown in the chart below.

Fund	Corresponding Alpine Predecessor Fund
Aberdeen Global Infrastructure Fund (“Global Infrastructure Fund”)	Alpine Global Infrastructure Fund, a series of Alpine Equity Trust
Aberdeen Realty Income & Growth Fund (“Realty Income & Growth Fund”)	Alpine Realty Income & Growth Fund, a series of Alpine Equity Trust
Aberdeen International Real Estate Equity Fund (“International Real Estate Equity Fund”)	Alpine International Real Estate Equity Fund, a series of Alpine Equity Trust
Aberdeen Dynamic Dividend Fund (“Dynamic Dividend Fund”)	Alpine Dynamic Dividend Fund, a series of Alpine Series Trust
Aberdeen Income Builder Fund (“Income Builder Fund”)	Alpine Rising Dividend Fund, a series of Alpine Series Trust
Aberdeen High Yield Managed Duration Municipal Fund (“High Yield Managed Duration Municipal Fund”)	Alpine High Yield Managed Duration Municipal Fund, a series of Alpine Income Trust
Aberdeen Ultra Short Municipal Income Fund (“Ultra Short Municipal Income Fund”)	Alpine Ultra Short Municipal Income Fund, a series of Alpine Income Trust

76	Semi-Annual Report 2018

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2017 and continued to hold your shares at the end of the reporting period, April 30, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2017	Actual Ending Account Value, April 30, 2018	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Asia Bond Fund	Class A	$1,000.00	$1,022.10	$1,019.94	$4.91	$4.91	0.98%
	Class C	$1,000.00	$1,019.30	$1,016.32	$8.56	$8.55	1.71%
	Class R	$1,000.00	$1,020.80	$1,018.79	$6.06	$6.06	1.21%
	Institutional Service Class	$1,000.00	$1,023.80	$1,021.27	$3.56	$3.56	0.71%
	Institutional Class	$1,000.00	$1,024.40	$1,021.27	$3.56	$3.56	0.71%
Emerging Markets Debt Fund	Class A	$1,000.00	$973.30	$1,018.05	$6.65	$6.81	1.36%
	Class C	$1,000.00	$970.00	$1,015.37	$9.28	$9.49	1.90%
	Class R	$1,000.00	$971.90	$1,017.26	$7.43	$7.60	1.52%
	Institutional Service Class	$1,000.00	$974.90	$1,020.33	$4.41	$4.51	0.90%
	Institutional Class	$1,000.00	$975.50	$1,020.33	$4.41	$4.51	0.90%
Global Unconstrained Fixed Income Fund	Class A	$1,000.00	$1,009.20	$1,019.14	$5.68	$5.71	1.14%
	Class C	$1,000.00	$1,006.50	$1,015.62	$9.20	$9.25	1.85%
	Institutional Service Class	$1,000.00	$1,011.20	$1,019.98	$4.84	$4.86	0.97%
	Institutional Class	$1,000.00	$1,011.10	$1,020.58	$4.24	$4.26	0.85%
Tax-Free Income Fund	Class A	$1,000.00	$990.10	$1,020.68	$4.10	$4.16	0.83%
	Class C	$1,000.00	$986.40	$1,016.96	$7.78	$7.90	1.58%
	Class R	$1,000.00	$989.00	$1,019.44	$5.33	$5.41	1.08%
	Institutional Service Class	$1,000.00	$992.40	$1,021.92	$2.87	$2.91	0.58%
	Institutional Class	$1,000.00	$991.40	$1,021.92	$2.86	$2.91	0.58%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

2018 Semi-Annual Report	77

Rev. 09/2017

FACTS	WHAT DOES ABERDEEN ASSET MANAGEMENT DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Applicable US and Canadian law gives consumers the right to limit some but not all sharing. These also require us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•    Social Security/ Social Insurance number and account balances

•   Transaction history and assets

•   Account transactions and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Asset Management chooses to share; and whether you can limit this sharing. Where Aberdeen does share personal information with a trusted third party, it does so under strict terms that require the information to be used only for the purpose for which it was disclosed, kept confidential and protected by appropriate security safeguards.

Reasons we can share your personal information	Does Aberdeen Asset Management share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	Opt out available
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

•   Call 215-405-5735

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice until this information is no longer required.

However, you can contact us at any time to limit our sharing.

Questions?	www.aberdeen-asset.us

Who we are
Who is providing this notice?	Aberdeen U.S. Registered Investment Advisers (collectively referred to as “Aberdeen Asset Management”)
What we do
How does Aberdeen Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with applicable laws. These measures include computer safeguards and secured files and buildings.
How does Aberdeen Asset Management collect my personal information?

We collect your personal information, for example, when you:

•   Open an account or give us your contact information

•   Seek advice about your investments or make deposits or withdrawals from your account

•    Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

In order to provide you with the services for which you have engaged Aberdeen, the company relies on a number of third parties to provide support services, including profession, legal, accounting and technical support. Provincial laws and individual companies may give you additional rights to limit sharing.

US Federal law gives you the right to limit only:

•   Sharing for Aberdeen and affiliates’ everyday business purposes—information about your creditworthiness

•    Aberdeen and Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•   Our affiliates include companies with an Aberdeen Asset Management name and wholly-owned subsidiaries of Aberdeen Asset Management PLC, a global financial services company.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•   Aberdeen Asset Management does not share personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Aberdeen Asset Management doesn’t jointly market.
Other important information
This Privacy Notice is being provided by Aberdeen Asset Management, namely Aberdeen Asset Management Inc., Aberdeen Asset Managers Limited, Aberdeen Asset Management Limited, Aberdeen Asset Management Asia Limited, Aberdeen Capital Management LLC, and Arden Asset Management LLC.

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

Warren C. Smith

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Joseph Andolina, Vice President - Compliance

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Andrew Kim, Assistant Secretary

Stephen Varga, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

333 West 11th Street,

Kansas City, MO 64105

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0143-SAR

Aberdeen Funds

Asset Allocations Series

Semi-Annual Report

April 30, 2018

Aberdeen Diversified Alternatives Fund

Aberdeen Diversified Income Fund

Aberdeen Dynamic Allocation Fund

Market Review	Page 1
Aberdeen Diversified Alternatives Fund	Page 3
Aberdeen Diversified Income Fund	Page 8
Aberdeen Dynamic Allocation Fund	Page 13

Financial Statements	Page 18

Notes to Financial Statements	Page 30

Shareholder Expense Examples	Page 41

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each, a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

During the six-month period ended April 30, 2018, it seemed that global financial markets could have been the subject of a modern-day Charles Dickens novel, as they experienced “A Tale of Two Halves.” From late 2017 into the first month of 2018, global stock markets rallied on investors’ optimism regarding generally strong corporate earnings reports, U.S. tax reform, and relatively steady economic growth. An upsurge in volatility characterized the last three months of the reporting period, as investors mulled the possibility that rising inflation could prompt more aggressive interest-rate hikes from global central banks. U.S. President Donald Trump’s protectionist policies also caused uneasiness, particularly after his administration began to consider the assessment of import tariffs. This action sparked escalating trade tensions with China, but began to dissipate by the end of the reporting period. A historic agreement between North and South Korea to pursue a peace treaty, which would officially end the Korean War, also lifted investor sentiment.

Against this backdrop, the Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, advanced 3.8% for the six-month period ended April 30, 2018. Shares of Japanese large-cap companies and international small-cap stocks were the strongest performers among global developed markets, with the Tokyo Stock Exchange Index (TOPIX) and the MSCI All-Country (AC) World ex USA Small Cap Index up 5.7% and 5.6%, respectively, for the reporting period. Global emerging equity markets, as measured by the MSCI Emerging Markets (EM) Index, outperformed their developed-market counterparts, gaining 4.9% for the same period.

U.S. equity indices rose sharply over the reporting period despite several bouts of volatility. Overall corporate results during the period generally met or exceeded expectations. Investors’ optimism regarding impending tax reform, which subsequently was implemented in early 2018, buoyed the U.S. market in late 2017 and early in the new year. Many large-cap companies responded to the reduction of the top U.S. corporate tax rate from 35% to 21% by increasing their dividend payments and accelerating share repurchases. U.S. large-cap stocks, as measured by the broader-market S&P 500 Index, gained 3.8% for the reporting period, modestly outperforming the 3.7% and 3.3% returns of their mid- and small-cap counterparts, as represented by the Russell Midcap and Russell 2000 indices, respectively. However, the positive outlook eventually was tempered by investors’ concerns about rising inflation requiring more aggressive interest-rate hikes by global central banks, most notably the U.S. Federal Reserve.

Shares of large-cap companies in the Asia-Pacific region also garnered positive returns over the reporting period, weathering the tensions about U.S. trade policy. Hong Kong exchange-listed stocks were the market leaders, benefiting from generally improving economic data and the central bank’s efforts to shore up the nation’s currency. However, in early 2018, investors grew skittish over a potentially accelerated pace of interest-rate hikes by major global central banks. An escalating trade spat between the U.S. and major trading partners, particularly China, further dented investor sentiment.

Within the emerging markets, South African stocks rose on investors’ optimism over the election of new President Cyril Ramaphosa. The Brazilian market was buoyed by encouraging economic signals and a court’s decision to uphold former President Luiz Inácio Lula da Silva’s corruption conviction. Russian equities gained ground amid higher energy prices and the central bank’s interest-rate cuts, which outweighed the impact of additional sanctions towards the end of the period.

Global bond markets were not spared from the volatility in the financial markets over the reporting period. Nonetheless, the Bloomberg Barclays Global Aggregate Bond Index, a fixed-income market benchmark, managed to record a total return of 1.2% for the period despite rising interest rates in the U.S. Yields on the two- and ten-year notes were up by corresponding margins of 89 and 57 basis points (bps), ending the period at 2.49% and 2.95%, respectively. Moving to the eastern side of the Atlantic Ocean, the European Central Bank announced a reduction in monthly asset purchases to €30 billion (roughly US$35 billion) beginning in January 2018, and indicated that the program will continue for another nine months from that date. Asian and emerging-market government bond yields generally rose over the reporting period; the increases were sharper in the second half, particularly in April 2018. Several Asian central banks also raised policy rates during the period, including Malaysia and Korea, spurred by firm economic growth and growing external inflation risks. Emerging fixed-income markets declined 2.4% over the period, as measured by the J.P. Morgan EMBI Global Diversified Index. Investment grade2 countries underperformed their high-yield counterparts, as the latter are more sensitive to U.S. Treasuries. Venezuela was among the weakest performers over the reporting period after the government announced its intention to restructure its external debt obligations. Later in the period, however, there was a partial recovery in the Venezuelan market, as investors sought to purchase the distressed securities after sovereign bonds traded down to US$0.20, and later as the market began to price in regime change, given the country’s deteriorating economic situation.

Despite facing headwinds from rising interest rates in the U.S., global real estate markets ended the reporting period in positive territory, with the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global Real Estate Index returning 2.5%. Considering the extended duration of this economic growth cycle, we believe that global real estate markets generally remain quite healthy. Unlike prior cycles, the supply response has been comparatively restrained. Therefore, excess supply thus far has been limited to certain markets and, in our view, market fundamentals generally remain solid.

Outlook

While volatility persists in global stock markets, we believe that investors’ fears of an impending market crash may be overblown, considering macroeconomic indicators continue to point to improved growth and corporate earnings have largely been on the uptick. We remain optimistic regarding the macroeconomic backdrop within the

2018 Semi-Annual Report	1

Market Review (concluded)

U.S. and the firming growth that we are witnessing globally. We think that both corporate and consumer confidence remain robust and are manifesting themselves through strong demand and revenue growth for many sectors. Inflation and the resultant increases in input costs, however, remain an issue for many companies and likely will not abate in the near term. However, we believe that it remains important to monitor risks. Global central bankers could defy market expectations, and Trump’s protectionist stance and trade sparring with China could be further amplified. We also believe that the European economy could slide back into stagnation as populism gains traction, and China’s rush to revert to old ways of governing may stunt its economic evolution. In our view, the rise in oil prices is unlikely to prompt a surge in inflation, enabling a measured pace of monetary policy normalization in the major economies.

While we believe that there may still be periods of choppier waters, the market volatility may not be entirely bad, as it may moderate company valuations and compel investors to refocus on fundamentals. In our view, the positive backdrop remains characterized by strong global economic growth. Furthermore, we believe that U.S. tax reform should lead to less issuance of debt by U.S. companies and some corporate deleveraging. Nevertheless, tension between the U.S. and China around their future trade relationship is causing uncertainty.

Aberdeen Standard Investments#

[1]	Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
[2]

Companies whose bonds are rated as “investment grade” have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB- or above are known as investment grade bonds. Standard & Poor’s credit ratings communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from AAA to BBB-.

#	Aberdeen Standard Investments is a brand of the investment businesses of Aberdeen Asset Management and Standard Life Investments. In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd., Aberdeen Asset Management Ltd., Aberdeen Asset Management Asia Ltd., Aberdeen Asset Capital Management, LLC, Standard Life Investments (Corporate Funds) Ltd., and Standard Life Investments (USA) Ltd.

2	Semi-Annual Report 2018

Aberdeen Diversified Alternatives Fund (Unaudited)

The Aberdeen Diversified Alternatives Fund (Institutional Class shares net of fees) returned 0.36% for the six-month period ended April 30, 2018, versus the 0.67% return of its benchmark, the Citigroup 3-Month Treasury Bill Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Alternative Multi-Strategy Funds (comprising 83 funds), as measured by Lipper, Inc., was 0.79%.

The stability and upward trajectory of global financial markets through the 2017 calendar year seems like a distant memory after the first quarter of 2018. The markets ended 2017 and began 2018 with a strong move higher, buoyed by investors’ confidence in the wake of U.S. corporate tax cuts and rising expectations for global economic growth. However, investor sentiment shifted quickly in the beginning of February, as the markets became concerned that rising wage pressure and inflation could force the U.S. Federal Reserve (Fed) to tighten monetary policy more aggressively than previously forecast. Market volatility remained at elevated levels in March, amid a backdrop of both political and macroeconomic events. Despite this volatile market environment, there is still a consensus for continued global growth, although investors are generally more cautious. Global equities had a strong start to 2018, led by cyclically sensitive sectors (consumer discretionary, technology, financials and industrials), with the broad-market Morgan Stanley Capital International (MSCI) World Index1 up 5.3% in January. The MSCI World Index subsequently surrendered all of those gains and more, to end the first quarter of 2018 down 1.3%. This marked the end of the seven- and nine-quarter “winning streaks” for the MSCI World and S&P 5002 indices, respectively.

Regarding global currencies, the U.S. Dollar Index (DXY)3 declined over most of the reporting period, reaching a three-year low in January 2018, driven by signs of an increasingly protectionist trade stance from the administration of U.S. President Donald Trump and further fueled by U.S. Treasury Secretary Steve Mnuchin’s statement that he believed a weaker U.S. dollar would be positive for American trade. The Japanese yen and the euro strengthened against most major global currencies for most of the reporting period. However, in April 2018, the U.S. dollar had its strongest monthly performance since Trump’s election in November 2016, gaining 2% versus the euro and British pound sterling, 3% versus the Japanese yen, more than 5% versus the Brazilian real and South African rand, and more than 10% versus the Russian ruble. Recent data releases in Europe have been surprisingly weak and inflation remains below the European Central Bank’s (ECB’s) 2% annualized target. In contrast, in the U.S., inflation is on an upward trend and economic momentum appears to be firm. U.S. Treasury yields rose across the curve during the reporting period and yield spreads versus comparable-duration4 securities in the Eurozone increased to their widest levels since the introduction of the euro in January 1999.

The Fund’s performance for the six-month period ended April 30, 2018 lagged relative to global equity markets, as measured by the MSCI World Index. However, the Fund significantly outperformed the broad U.S. fixed-income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index. Two of the top three contributors to relative performance for the period were alternative exposures, Boston Partners Long/Short Research Fund and Gotham Market Neutral Fund. Both positions performed well in the first half of the reporting period as global equity markets rallied; however, they surrendered much of their gains in the subsequent three-month period as markets corrected. The Eaton Vance Floating Rate Fund was the top directional contributor to Fund performance for the period as U.S. interest rates rose, helping to increase the yield. Conversely, the Fund’s positions in Nuveen Preferred Securities Fund, Arbitrage Event Driven Fund and AQR Managed Futures Strategy Fund were the largest detractors from performance. Nuveen Preferred Securities Fund was hampered by its declining dividend yield. AQR Managed Futures Strategy Fund had a very difficult month in February 2018, due to its long equity positioning amid the sharp decline in the global equity markets. Arbitrage Event Driven Fund’s merger arbitrage strategy weighed on performance due to uncertainty regarding the merger of Fund holding NXPI Semiconductors with Qualcomm Inc. (which Arbitrage Event Driven Fund does not own).

At the end of the reporting period on April 30, 2018, the Fund was invested in line with its alternatives orientation and lower-volatility objective. We believe that solid global economic growth, combined with highly accommodative monetary policy, will be supportive for European and Japanese equity markets. In our opinion, U.S. equities will also benefit from positive corporate earnings growth, but may face notable headwinds as a result of interest-rate increases from the Fed and from valuations that are relatively full compared to those of other developed equity markets. We believe that it will be a more difficult period for bond investors. In our view, a much-reduced production output gap and a steady rise in inflation data could lead to a sell-off in bond markets in recognition that interest rates are likely to move higher and more quickly than investors’ current assumptions. Our outlook for corporate credit is not much better as we do not see public credit markets as compelling. With strong global growth, we believe that earnings before interest, tax, depreciation and amortization (EBITDA) should continue to improve, helping coverage ratios5 and keeping defaults benign; however, credit spreads are near historically tight levels. There is some relative value as spreads per turn of leverage6 is higher in some sectors than others,

1	The MSCI World Index is an unmanaged index considered representative of stock markets of developed countries.
2	The S&P 500 Index comprises roughly 500 U.S. large-cap stocks and is considered to be representative of the broader U.S. equity market.
3	The U.S. Dollar Index (DXY) tracks the value of the U.S. dollar relative to the value of a basket of major global currencies.
4	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
5	A coverage ratio is a measure of a company’s ability to meet its financial obligations.
6	Turn of leverage refers to a corporation’s debt to EBITDA leverage ratio (a company’s interest-bearing liabilities minus cash or cash equivalents, divided by its EBITDA).

2018 Semi-Annual Report	3

Aberdeen Diversified Alternatives Fund (Unaudited) (concluded)

but with interest rates potentially moving higher and spreads at their current levels, we anticipate investors to earn no more than their coupon interest payments. In contrast to the broad-based rally seen thus far in 2018, we believe that returns in emerging markets will vary greatly by country and by asset class. Rising rates in the U.S. may create challenges for some, but we believe that there will be opportunities for others to benefit from the positive growth backdrop and reform agendas that are currently being implemented. In our opinion, overall volatility in global markets will rise from the recent extraordinary low levels as monetary accommodation by the major global central banks is scaled back.

Portfolio Management

Aberdeen Alternatives and Multi-Asset Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund invests a significant proportion of its assets in non-traditional asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

4	Semi-Annual Report 2018

Aberdeen Diversified Alternatives Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2018)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	0.19%	2.67%	1.97%	1.72%
	w/SC2	(5.57%)	(3.20%)	0.77%	1.12%
Class C	w/o SC	(0.11%)	2.03%	1.31%	1.02%
	w/SC3	(1.11%)	1.03%	1.31%	1.02%
Class R4	w/o SC	0.04%	2.34%	1.66%	1.42%
Institutional Service Class[4,5]	w/o SC	0.39%	3.15%	2.10%	1.78%
Institutional Class[4]	w/o SC	0.36%	3.05%	2.31%	2.03%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns also incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Prior to the change of investment objective and strategy of the Fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the commencement of operations of the Institutional Service Class (December 29, 2016) are based on the performance of the Fund’s Class A shares. These returns have not been adjusted to reflect the expenses applicable to the Institutional Service Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

2018 Semi-Annual Report	5

Aberdeen Diversified Alternatives Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Alternatives Fund, the Citigroup 3-Month Treasury Bill Index, the HFRX Global Hedge Fund Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Citigroup 3-Month Treasury Bill Index consists of the last three-month Treasury bill issues and measures monthly returns equivalents of yield averages that are not marked to market.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Mutual Funds	81.4%
Exchange Traded Funds	12.8%
Short-Term Investment	5.7%
Other Assets in Excess of Liabilities	0.1%
100.0%

Top Industries
Alternative Investment	54.6%
Fixed Income Funds	30.8%
Equity Funds	8.8%
Other	5.8%
100.0%
Top Holdings*
Eaton Vance Floating-Rate Fund, Class I	19.2%
Arbitrage Event Driven Fund, Institutional Class	12.2%
Gotham Neutral Fund, Institutional Class	12.0%
Boston Partners Long/Short Research Fund, Institutional Class	11.9%
Nuveen Preferred Securities Fund, Institutional Class	7.6%
Otter Creek Long/Short Opportunity Fund, Institutional Class	7.5%
BlackRock Global Long/Short Equity Fund, Institutional Class	7.0%
iShares TIPS Bond ETF	4.0%
AQR Managed Futures Strategy Fund, Class I	4.0%
iShares MSCI Eurozone ETF	2.0%
Other	12.6%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

6	Semi-Annual Report 2018

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen Diversified Alternatives Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (81.4%)
Alternative Investment (54.6%)
AQR Managed Futures Strategy Fund, Class I (a)	153,661	$1,364,512
Arbitrage Event Driven Fund, Institutional Class	438,187	4,145,254
BlackRock Global Long/Short Equity Fund, Institutional Class (a)	200,701	2,394,359
Boston Partners Long/Short Research Fund, Institutional Class (a)	243,129	4,072,411
Gotham Neutral Fund, Institutional Class (a)	390,766	4,095,222
Otter Creek Long/Short Opportunity Fund, Institutional Class (a)	221,123	2,567,237
		18,638,995
Fixed Income Funds (26.8%)
Eaton Vance Floating-Rate Fund, Class I	723,011	6,550,479
Nuveen Preferred Securities Fund, Institutional Class	151,212	2,587,226
		9,137,705
Total Mutual Funds		27,776,700
EXCHANGE TRADED FUNDS (12.8%)
Equity Funds (8.8%)
iShares Edge MSCI Min Vol USA ETF	5,254	273,418
iShares Edge MSCI USA Momentum Factor ETF	5,079	540,660
iShares Edge MSCI USA Quality Factor ETF	2,884	235,421
iShares Edge MSCI USA Size Factor ETF	2,122	175,690
iShares Edge MSCI USA Value Factor ETF	4,369	359,743
iShares MSCI Eurozone ETF	15,007	665,260
iShares Nasdaq Biotechnology ETF	3,484	361,117
X-trackers MSCI Japan Hedged Equity ETF	8,852	385,239
		2,996,548
Fixed Income Fund (4.0%)
iShares TIPS Bond ETF	12,251	1,379,585
Total Exchange Traded Funds		4,376,133
SHORT-TERM INVESTMENT (5.7%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (b)	1,962,788	1,962,788
Total Short-Term Investment		1,962,788
Total Investments (Cost $33,546,842) (c)—99.9%		34,115,621

Other Assets in Excess of Liabilities—0.1%		32,916
Net Assets—100.0%		$34,148,537

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ETF	Exchange-Traded Fund
TIPS	Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	7

Aberdeen Diversified Income Fund (Unaudited)

The Aberdeen Diversified Income Fund (Institutional Class shares net of fees) returned 0.31% for the six-month period ended April 30, 2018, versus the -1.87% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Flexible Portfolio Funds (comprising 282 funds), as measured by Lipper, Inc., was 1.01%.

Political events dominated the global financial markets over the six-month reporting period. The U.S. Congress enacted tax reform legislation in late December 2017. The sweeping changes increased the global competitiveness of U.S. corporations and removed incentives for offshore cash and intellectual property. The reduction of corporate tax rates led to higher after-tax earnings of many U.S. companies and provided generous incentives for capital investment, which in our view should eventually improve productivity. Equity markets rallied during the autumn of 2017 in anticipation of the implementation of tax reform. However, investors’ enthusiasm was tempered towards the end of January 2018, when fears of a tariff war gripped the market. February and March were marked by domestic risk amid concerns regarding a U.S. government shutdown and negotiations on budget appropriations, which eventually passed in late March. The moderations of the tariffs led to a favorable risk environment at the end of the reporting period.

The primary contributors to Fund performance over the reporting period were holdings in floating-rate securities, large-cap U.S. equities, and international bonds. The detractors from performance included positions in emerging-market high-dividend equities, preferred-stocks and a real estate investment trust (REIT). We have since exited the Fund’s holdings in the REIT and a large-cap U.S. equity strategy.

Over the period, we reduced the Fund’s fixed-income exposures, including U.S. investment grade* bonds, preferred securities and global high-yield bonds. We used the proceeds of these sales to increase the Fund’s allocations to assets that we believe would benefit from a risk-on market environment, including European and U.S. large-cap equities. Additionally, we adjusted the Fund’s Japanese equity exposure, adding to unhedged positions and reducing hedged positions.

As of the end of the reporting period, the Fund’s fixed-income allocations were positioned in anticipation of higher U.S. interest rates. The fixed-income exposure comprised overweight allocations to a very short-duration floating-rate bank notes fund, preferred securities, emerging-market bonds, and both local currency- and U.S. dollar-denominated high-yield bonds. The Fund had relatively small allocations to the U.S. investment-grade fixed-income sector, where we did not feel compensated for risk. We have positioned the Fund’s equity allocations in an effort to benefit from profit growth for U.S., Japanese and European companies, given U.S. economic growth prospects with mild wage inflation, and accommodative monetary policies in Japan and Europe.

We believe that the U.S. economy should continue to expand at an above-average pace with a further boost from the government’s fiscal easing. In our view, leading economic indicators still point to increasing activity in the Eurozone economy, albeit at a lower rate. Central banks in the U.S. and UK are tightening monetary policy with caution, while the Eurozone and Japan maintain accommodative monetary policies with increasing balance sheets at least through 2018. We believe that the primary risks to the positive environment for equities emanate from hyperactive oil prices, geopolitical conflict, central bank miscues, and from the ability of election outcomes to surprise. In our opinion, upside risks include the overachievement of U.S. fiscal reform and central banks falling behind the curve in the monetary policy- tightening cycle.

Portfolio Management

Aberdeen Alternatives and Multi-Asset Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial

*	Companies whose bonds are rated as “investment grade” have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB- or above are known as investment-grade bonds. Standard & Poor’s credit ratings communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment-grade category is a rating from AAA to BBB-.

8	Semi-Annual Report 2018

Aberdeen Diversified Income Fund (Unaudited) (concluded)

condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). Additionally, non-investment grade debt securities (high yield/junk bonds) may be subject to greater market fluctuations, risk of default or loss of income and principal than higher rated securities.

The Fund may allocate its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

2018 Semi-Annual Report	9

Aberdeen Diversified Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2018)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	0.17%	5.03%	3.73%	4.00%
	w/SC2	(5.61%)	(0.98%)	2.51%	3.39%
Class C	w/o SC	(0.20%)	4.23%	2.98%	3.24%
	w/SC3	(1.19%)	3.23%	2.98%	3.24%
Class R4	w/o SC	0.10%	4.79%	3.34%	3.63%
Institutional Service Class[4,5]	w/o SC	0.10%	5.12%	3.99%	4.15%
Institutional Class[4]	w/o SC	0.31%	5.31%	4.02%	4.27%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns also incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Prior to the change of investment objective and strategy of the Fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of the Fund’s Class A shares. These returns have not been adjusted to reflect the expenses applicable to the Institutional Service Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

10	Semi-Annual Report 2018

Aberdeen Diversified Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Income Fund, the Bloomberg Barclays U.S. Aggregate Bond Index, a blended benchmark of 50% Morgan Stanley Capital International All Country (MSCI AC) World Index/50% Bloomberg Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The MSCI AC World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 24 emerging markets. The developed markets countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging markets countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Exchange Traded Funds	65.2%
Mutual Funds	34.0%
Short-Term Investment	0.7%
Other Assets in Excess of Liabilities	0.1%
100.0%

Top Industries
Fixed Income Funds	50.1%
Equity Funds	49.1%
Other	0.8%
100.0%

Top Holdings*
Vanguard High Dividend Yield ETF	20.7%
Eaton Vance Floating-Rate Fund, Class I	15.6%
Nuveen Preferred Securities Fund, Institutional Class	9.3%
Oppenheimer International Bond Fund, Class Y	9.1%
WisdomTree Europe Hedged Equity Fund	7.3%
iShares U.S. & International High Yield Corp Bond ETF	7.1%
iShares Select Dividend ETF	6.0%
iShares MSCI EAFE Value ETF	5.1%
iShares JP Morgan EM Local Currency Bond ETF	5.0%
iShares Emerging Markets High Yield Bond ETF	4.0%
Other	10.8%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

2018 Semi-Annual Report	11

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen Diversified Income Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (34.0%)
Fixed Income Funds (34.0%)
Eaton Vance Floating-Rate Fund, Class I	294,417	$2,667,420
Nuveen Preferred Securities Fund, Institutional Class	92,886	1,589,270
Oppenheimer International Bond Fund, Class Y	262,610	1,549,399
		5,806,089
Total Mutual Funds		5,806,089
EXCHANGE TRADED FUNDS (65.2%)
Equity Funds (49.1%)
iShares Emerging Markets Dividend ETF	7,828	324,784
iShares MSCI EAFE Value ETF	15,524	866,705
iShares MSCI Japan ETF	11,275	683,716
iShares MSCI Pacific ex Japan ETF	7,261	342,211
iShares Select Dividend ETF (a)	10,704	1,031,009
Vanguard High Dividend Yield ETF	42,767	3,532,554
WisdomTree Europe Hedged Equity Fund	19,156	1,244,948
X-trackers MSCI Japan Hedged Equity ETF	8,142	354,340
		8,380,267
Fixed Income Funds (16.1%)
iShares Emerging Markets High Yield Bond ETF	14,303	688,117
iShares JP Morgan EM Local Currency Bond ETF (b)	17,388	846,970
iShares U.S. & International High Yield Corp Bond ETF (a)	24,379	1,216,512
		2,751,599
Total Exchange Traded Funds		11,131,866
SHORT-TERM INVESTMENT (0.7%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (c)	123,836	123,836
Total Short-Term Investment		123,836
Total Investments (Cost $16,524,271) (d)—99.9%		17,061,791

Other Assets in Excess of Liabilities—0.1%		17,514
Net Assets—100.0%		$17,079,305

(a)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,034,689. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(g) for additional information.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ETF	Exchange-Traded Fund

See accompanying Notes to Financial Statements.

12	Semi-Annual Report 2018

Aberdeen Dynamic Allocation Fund (Unaudited)

The Aberdeen Dynamic Allocation Fund (Institutional Class shares net of fees) returned 1.59% for the six-month period ended April 30, 2018, versus the 3.83% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Flexible Portfolio Funds (comprising 282 funds), as measured by Lipper, Inc., was 1.01%.

Political events dominated the global financial markets over the six-month reporting period. The U.S. Congress enacted tax reform legislation in late December 2017. The sweeping changes increased the global competitiveness of U.S. corporations and removed incentives for offshore cash and intellectual property. The reduction of corporate tax rates increased the after-tax earnings of many U.S. companies and provided generous incentives for capital investment, which in our view should eventually improve productivity. Equity markets rallied during the autumn of 2017 in anticipation of the implementation of tax reform. However, investors’ enthusiasm was tempered towards the end of January 2018, when fears of a tariff war gripped the market. February and March were marked by domestic risk amid concerns regarding a U.S. government shutdown and negotiations on budget appropriations, which eventually passed on March 23. The moderations of the tariffs led to a favorable risk environment at the end of the reporting period.

The primary contributors to Fund performance over the reporting period were holdings in small-, mid- and large-cap U.S. equities, as the U.S. tax reform bill became law and U.S. economic growth and corporate earnings estimates were revised upward.

The detractors from Fund performance for the period included a European equity holding which is hedged to the U.S. dollar, and U.S. investment-grade1 fixed-income and emerging- markets high-yield fixed income strategies.

Over the reporting period, we reduced the Fund’s fixed-income exposures, including U.S. investment-grade bonds, Treasury Inflation-Protected Securities (TIPS) and preferred stocks. We reinvested the proceeds of these sales into assets that we believe will benefit from a “risk-on” market environment, including European equities, both hedged and unhedged, as well as U.S. small- and large-cap equities. Additionally, we adjusted the Fund’s Japanese equity exposure, adding to unhedged positions and reducing hedged positions.

As of the end of the reporting period, the Fund’s fixed-income allocations were positioned in anticipation of higher U.S. interest rates. The fixed-income exposure comprised a moderate allocation to a very short-duration floating-rate bank notes fund, some preferred securities, and relatively small allocations to the U.S. investment-grade and European fixed-income sectors, where we did not feel compensated for risk. We have positioned the Fund’s equity allocations in an effort to benefit from profit growth for Japanese, European and U.S. companies, given U.S. economic growth prospects with mild wage inflation, and accommodative monetary policies in Europe and Japan.

We believe that the U.S. economy should continue to expand at an above-average pace with a further boost from the government’s fiscal easing. In our view, leading economic indicators still point to increasing activity in the Eurozone economy, albeit at a lower rate. Central banks in the U.S. and UK are tightening monetary policy with caution, while the Eurozone and Japan maintain accommodative monetary policies with increasing balance sheets at least through 2018. We believe that the primary risks to the positive environment for equities emanate from hyperactive oil prices, geopolitical conflict, central bank miscues, and from the ability of election outcomes to surprise. In our opinion, upside risks include the overachievement of U.S. fiscal reform and central banks falling behind the curve in the monetary policy- tightening cycle.

The Fund remains diversified,2 and we believe that it has the flexibility to tilt specific allocations based on changes in relative valuations or specific macroeconomic events. We believe that this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management

Aberdeen Alternatives and Multi-Asset Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

1	Companies whose bonds are rated as “investment grade” have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB- or above are known as investment-grade bonds. Standard & Poor’s credit ratings communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment-grade category is a rating from AAA to BBB-.
2	Diversification does not ensure a profit or protect against a loss in a declining market.

2018 Semi-Annual Report	13

Aberdeen Dynamic Allocation Fund (Unaudited) (concluded)

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund allocates its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

14	Semi-Annual Report 2018

Aberdeen Dynamic Allocation Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2018)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	1.50%	6.90%	4.32%	3.76%
	w/SC2	(4.32%)	0.75%	3.08%	3.15%
Class C	w/o SC	1.06%	6.15%	3.57%	3.02%
	w/SC3	0.06%	5.15%	3.57%	3.02%
Class R4	w/o SC	1.27%	6.54%	3.89%	3.43%
Institutional Service Class[4,5]	w/o SC	1.60%	7.19%	4.61%	3.93%
Institutional Class[4,5]	w/o SC	1.59%	7.21%	4.61%	3.96%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns also incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Prior to the change of investment objective and strategy of the Fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (September 24, 2012) and Institutional Class (July 29, 2009) are based on the previous performance of the Fund’s Class A shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Institutional Service Class and Institutional Class shares would only differ to the extent of the differences in expenses of the two classes.

2018 Semi-Annual Report	15

Aberdeen Dynamic Allocation Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Dynamic Allocation Fund, the Morgan Stanley Capital International All Country (MSCI AC) World Index, a blended benchmark of 60% MSCI AC World Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 24 emerging markets. The developed markets countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging markets countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2018 (Unaudited)

Asset Allocation
Exchange Traded Funds	85.7%
Mutual Funds	13.4%
Short-Term Investment	0.9%
Other Assets in Excess of Liabilities	–%
100.0%

Amounts listed as “–” are 0% or round to 0%

Top Industries
Equity Funds	66.9%
Fixed Income Funds	32.2%
Other	0.9%
100.0%

Top Holdings*
WisdomTree Europe Hedged Equity Fund	12.1%
iShares Core S&P 500 ETF	11.0%
iShares Russell 2000 ETF	10.0%
iShares Russell Mid-Cap ETF	9.1%
Eaton Vance Floating-Rate Fund, Class I	8.1%
iShares MSCI Japan ETF	6.1%
iShares MSCI Eurozone ETF	6.0%
iShares MSCI EAFE ETF	5.0%
iShares Edge U.S. Fixed Income Balanced Risk ETF	5.0%
iShares TIPS Bond ETF	4.1%
Other	23.5%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

16	Semi-Annual Report 2018

Statement of Investments

April 30, 2018 (Unaudited)

Aberdeen Dynamic Allocation Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (13.4%)
Fixed Income Funds (13.4%)
Eaton Vance Floating-Rate Fund, Class I	123,844	$1,122,030
Nuveen Preferred Securities Fund, Institutional Class	16,320	279,232
Oppenheimer International Bond Fund, Class Y	75,892	447,764
		1,849,026
Total Mutual Funds		1,849,026
EXCHANGE TRADED FUNDS (85.7%)
Equity Funds (66.9%)
iShares Core S&P 500 ETF	5,672	1,510,510
iShares MSCI EAFE ETF	9,832	695,516
iShares MSCI Emerging Markets ETF	7,236	339,513
iShares MSCI Eurozone ETF	18,808	833,759
iShares MSCI Japan ETF	13,902	843,017
iShares Russell 2000 ETF	8,986	1,377,733
iShares Russell Mid-Cap ETF	6,054	1,247,548
Vanguard High Dividend Yield ETF	3,325	274,645
WisdomTree Europe Hedged Equity Fund	25,677	1,668,748
X-trackers MSCI Japan Hedged Equity ETF	9,786	425,887
		9,216,876
Fixed Income Funds (18.8%)
iShares Edge U.S. Fixed Income Balanced Risk ETF	7,095	690,911
iShares Emerging Markets High Yield Bond ETF	5,328	256,330
iShares JP Morgan EM Local Currency Bond ETF (a)	10,976	534,641
iShares TIPS Bond ETF	5,004	563,501
iShares U.S. & International High Yield Corp Bond ETF	11,029	550,347
		2,595,730
Total Exchange Traded Funds		11,812,606
SHORT-TERM INVESTMENT (0.9%)
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (b)	118,299	118,299
Total Short-Term Investment		118,299
Total Investments (Cost $12,851,554) (c)—100.0%		13,779,931

Other Assets in Excess of Liabilities—0.0%		6,568
Net Assets—100.0%		$13,786,499

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ETF	Exchange-Traded Fund
TIPS	Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	17

Statements of Assets and Liabilities (Unaudited)

April 30, 2018

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
Assets:
Investments, at value	$32,152,833	$16,937,955	$13,661,632
Short-term investment, at value	1,962,788	123,836	118,299
Receivable for capital shares issued	12,112	91,023	13,685
Interest and dividends receivable	36,270	21,407	6,760
Receivable for investments sold	61,351	–	–
Receivable from Adviser	13,876	10,908	10,965
Securities lending income receivable	–	15,769	3,235
Prepaid expenses	36,790	33,869	33,671

Total assets	34,276,020	17,234,767	13,848,247

Liabilities:
Payable for investments purchased	35,833	22,210	6,913
Payable for capital shares redeemed	36,505	91,311	16,090
Accrued expenses and other payables:
Audit fees	15,694	15,694	15,694
Printing fees	13,145	8,503	8,365
Distribution fees	6,919	8,910	5,746
Transfer agent fees	4,682	3,102	3,556
Sub-transfer agent and administrative services fees	6,103	1,519	1,694
Investment advisory fees	4,419	2,121	1,709
Administration fees	2,357	1,131	912
Legal fees	713	333	281
Fund accounting fees	686	196	238
Custodian fees	50	193	290
Other	377	239	260

Total liabilities	127,483	155,462	61,748

Net Assets	$34,148,537	$17,079,305	$13,786,499

Cost:
Investments	$31,584,054	$16,400,435	$12,733,255
Short-term investment	1,962,788	123,836	118,299

Represented by:
Capital	$48,260,680	$16,529,592	$12,697,300
Accumulated net investment income	44,281	117,887	27,549
Accumulated net realized gain/(loss) from investments	(14,725,203)	(105,694)	133,273
Net unrealized appreciation on investments	568,779	537,520	928,377

Net Assets	$34,148,537	$17,079,305	$13,786,499

Net Assets:
Class A Shares	$12,137,795	$6,560,289	$7,480,779
Class C Shares	4,409,980	8,999,589	4,952,445
Class R Shares	1,300,732	166,200	257,387
Institutional Service Class Shares	2,254	2,877	11,541
Institutional Class Shares	16,297,776	1,350,350	1,084,347

Total	$34,148,537	$17,079,305	$13,786,499

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

18	Semi-Annual Report 2018

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2018

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	940,794	527,297		537,991
Class C Shares	356,217	739,675		364,097
Class R Shares	101,841	13,472		18,628
Institutional Service Class Shares	173	232		833
Institutional Class Shares	1,249,426	108,524		78,047

Total	2,648,451	1,389,200		999,596

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.90	$12.44	(b)	$13.91
Class C Shares (a)	$12.38	$12.17		$13.60
Class R Shares	$12.77	$12.34		$13.82
Institutional Service Class Shares	$13.03	$12.40		$13.85
Institutional Class Shares	$13.04	$12.44	(b)	$13.89
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.69	$13.20	(c)	$14.76

Maximum Sales Charge:
Class A Shares	5.75%	5.75%		5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on April 30, 2018 due to financial statement rounding and/or financial statement adjustments.
(c)	The Maximum offering price per share shown above differs from the traded offering price on April 30, 2018 due to financial statement rounding and/or financial statement adjustments.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	19

Statements of Operations (Unaudited)

For the Six-Month Period Ended April 30, 2018

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
INVESTMENT INCOME:
Dividend income	$269,126	$297,589	$154,901
Interest income	13,015	1,601	1,618
Securities lending income, net	39	17,346	4,501

	282,180	316,536	161,020

EXPENSES:
Investment advisory fees	27,155	13,250	10,814
Administration fees	14,483	7,067	5,768
Distribution fees Class A	17,435	8,278	9,435
Distribution fees Class C	23,849	47,543	26,932
Distribution fees Class R	3,427	386	799
Sub-transfer agent and administrative service fees Class A	10,067	2,416	3,025
Sub-transfer agent and administrative service fees Institutional Class	7,160	378	179
Sub-transfer agent and administrative service fees Class C	2,943	3,132	2,501
Sub-transfer agent and administrative service fees Class R	1,483	97	217
Fund accounting fees	2,047	880	759
Transfer agent fees	11,513	7,791	9,091
Trustee fees	1,140	553	465
Legal fees	1,085	516	435
Printing fees	14,541	8,899	9,226
Custodian fees	2,171	1,454	1,517
Registration and filing fees	34,383	32,542	32,110
Audit fees	12,844	12,844	12,844
Other	3,957	2,767	2,631

Total expenses before reimbursed/waived expenses	191,683	150,793	128,748
Interest expense (a)	329	–	–

Total operating expenses before reimbursed/waived expenses	192,012	150,793	128,748
Expenses reimbursed/waived by investment advisor	(90,163)	(69,989)	(70,315)

Net expenses	101,849	80,804	58,433

Net Investment Income	180,331	235,732	102,587

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain from investment transactions from non-affiliated funds	304,908	476,906	287,209
Net change in unrealized appreciation/(depreciation) on non-affiliated funds	(393,159)	(709,452)	(194,216)

Net realized/unrealized gain/(loss) from investments	(88,251)	(232,546)	92,993

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$92,080	$3,186	$195,580

Amounts listed as “–” are $0 or round to $0.

(a) See Note 9 for additional information.

See accompanying Notes to Financial Statements.

20	Semi-Annual Report 2018

Statements of Changes in Net Assets

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$180,331	$381,984	$235,732	$514,590	$102,587	$284,449
Net realized gain/(loss) from investments	304,908	(309,994)	476,906	(73,330)	287,209	531,787
Net change in unrealized appreciation/(depreciation) on investments	(393,159)	1,662,683	(709,452)	1,321,190	(194,216)	856,134

Changes in net assets resulting from operations	92,080	1,734,673	3,186	1,762,450	195,580	1,672,370

Distributions to Shareholders From:
Net investment income:
Class A	(66,973)	(124,294)	(75,799)	(186,456)	(59,124)	(167,300)
Class C	(10,025)	(7,690)	(76,221)	(265,080)	(29,021)	(122,857)
Class R	(4,798)	(7,998)	(1,016)	(9,580)	(1,926)	(9,742)
Institutional Service Class	(14)	(13)	(477)	(1,217)	(99)	(279)
Institutional Class	(101,044)	(227,702)	(17,634)	(41,964)	(10,179)	(28,014)

Change in net assets from shareholder distributions	(182,854)	(367,697)	(171,147)	(504,297)	(100,349)	(328,192)

Common Stock Transactions:
Change in net assets from capital transactions	(7,671,138)	(18,534,078)	(1,290,713)	(1,878,444)	(1,921,922)	(4,635,153)

Change in net assets	(7,761,912)	(17,167,102)	(1,458,674)	(620,291)	(1,826,691)	(3,290,975)

Net Assets:
Beginning of period	41,910,449	59,077,551	18,537,979	19,158,270	15,613,190	18,904,165

End of period	$34,148,537	$41,910,449	$17,079,305	$18,537,979	$13,786,499	$15,613,190

Accumulated net investment income at end of period	$44,281	$46,804	$117,887	$53,302	$27,549	$25,311

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	21

Statements of Changes in Net Assets (continued)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,839,671	$8,783,295	$374,398	$2,267,743	$638,587	$1,777,504
Dividends reinvested	51,451	106,369	51,586	131,448	37,297	121,336
Cost of shares redeemed	(6,394,923)	(8,812,964)	(611,408)	(1,361,188)	(823,574)	(2,534,465)

Total Class A	(4,503,801)	76,700	(185,424)	1,038,003	(147,690)	(635,625)

Class C Shares
Proceeds from shares issued	77,169	130,238	46,361	693,097	51,740	222,715
Dividends reinvested	8,493	5,606	64,435	196,083	25,425	84,926
Cost of shares redeemed	(769,033)	(5,899,565)	(1,026,916)	(3,945,707)	(1,467,036)	(4,105,136)

Total Class C	(683,371)	(5,763,721)	(916,120)	(3,056,527)	(1,389,871)	(3,797,495)

Class R Shares
Proceeds from shares issued	210,082	489,108	75,367	54,133	11,828	55,732
Dividends reinvested	4,280	6,141	89	31	1,576	7,703
Cost of shares redeemed	(354,582)	(954,002)	(270,505)	(26,083)	(232,379)	(136,640)

Total Class R	(140,220)	(458,753)	(195,049)	28,081	(218,975)	(73,205)

Institutional Service Class Shares
Proceeds from shares issued	618	1,600	–	1,468	–	–
Dividends reinvested	14	13	477	1,217	99	279
Cost of shares redeemed	(6)	(19,107)	(35,347)	–	–	–

Total Institutional Service Class	626	(17,494)	(34,870)	2,685	99	279

Institutional Class Shares
Proceeds from shares issued	6,233,027	5,284,150	330,531	482,829	52,553	770,432
Dividends reinvested	92,298	201,168	12,858	33,233	6,267	17,784
Cost of shares redeemed	(8,669,697)	(17,856,128)	(302,639)	(406,748)	(224,305)	(917,323)

Total Institutional Class	(2,344,372)	(12,370,810)	40,750	109,314	(165,485)	(129,107)

Change in net assets from capital transactions:	$(7,671,138)	$(18,534,078)	$(1,290,713)	$(1,878,444)	$(1,921,922)	$(4,635,153)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

22	Semi-Annual Report 2018

Statements of Changes in Net Assets (concluded)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

SHARE TRANSACTIONS:
Class A Shares
Issued	140,067	691,898	29,666	184,501	45,656	133,205
Reinvested	3,956	8,363	4,093	10,887	2,681	9,228
Redeemed	(491,731)	(694,182)	(48,370)	(111,986)	(59,261)	(192,494)

Total Class A Shares	(347,708)	6,079	(14,611)	83,402	(10,924)	(50,061)

Class C Shares
Issued	6,212	10,736	3,760	58,712	3,795	17,392
Reinvested	680	458	5,217	16,611	1,865	6,609
Redeemed	(61,437)	(485,598)	(83,251)	(331,381)	(107,461)	(316,360)

Total Class C Shares	(54,545)	(474,404)	(74,274)	(256,058)	(101,801)	(292,359)

Class R Shares
Issued	16,248	38,998	5,954	4,554	854	4,282
Reinvested	332	487	7	3	114	589
Redeemed	(27,488)	(76,062)	(21,761)	(2,183)	(16,971)	(10,310)

Total Class R Shares	(10,908)	(36,577)	(15,800)	2,374	(16,003)	(5,439)

Institutional Service Class Shares
Issued	46	126	–	124	–	–
Reinvested	1	1	38	101	7	21
Redeemed	–	(1,500)	(2,838)	–	–	–

Total Institutional Service Class Shares	47	(1,373)	(2,800)	225	7	21

Institutional Class Shares
Issued	471,821	412,914	26,305	39,967	3,780	58,883
Reinvested	7,022	15,684	1,022	2,751	451	1,354
Redeemed	(658,379)	(1,399,037)	(23,959)	(33,671)	(16,170)	(70,504)

Total Institutional Class Shares	(179,536)	(970,439)	3,368	9,047	(11,939)	(10,267)

Total change in shares:	(592,650)	(1,476,714)	(104,117)	(161,010)	(140,660)	(358,105)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Semi-Annual Report	23

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$12.94	$0.06	$(0.03)	$0.03	$(0.07)	$(0.07)	$12.90
Year Ended October 31, 2017	12.56	0.09	0.39	0.48	(0.10)	(0.10)	12.94
Year Ended October 31, 2016	12.82	0.13	(0.24)	(0.11)	(0.15)	(0.15)	12.56
Year Ended October 31, 2015	13.32	0.17	(0.39)	(0.22)	(0.28)	(0.28)	12.82
Year Ended October 31, 2014	12.63	0.05	0.79	0.84	(0.15)	(0.15)	13.32
Year Ended October 31, 2013	11.64	0.12	1.01	1.13	(0.14)	(0.14)	12.63
Class C Shares
Six Months Ended April 30, 2018*	12.42	0.02	(0.03)	(0.01)	(0.03)	(0.03)	12.38
Year Ended October 31, 2017	12.05	0.01	0.37	0.38	(0.01)	(0.01)	12.42
Year Ended October 31, 2016	12.33	0.04	(0.22)	(0.18)	(0.10)	(0.10)	12.05
Year Ended October 31, 2015	12.89	0.10	(0.39)	(0.29)	(0.27)	(0.27)	12.33
Year Ended October 31, 2014	12.22	(0.05)	0.77	0.72	(0.05)	(0.05)	12.89
Year Ended October 31, 2013	11.33	0.03	0.97	1.00	(0.11)	(0.11)	12.22
Class R Shares
Six Months Ended April 30, 2018*	12.81	0.04	(0.03)	0.01	(0.05)	(0.05)	12.77
Year Ended October 31, 2017	12.44	0.05	0.38	0.43	(0.06)	(0.06)	12.81
Year Ended October 31, 2016	12.72	0.07	(0.22)	(0.15)	(0.13)	(0.13)	12.44
Year Ended October 31, 2015	13.25	0.11	(0.36)	(0.25)	(0.28)	(0.28)	12.72
Year Ended October 31, 2014	12.56	0.02	0.78	0.80	(0.11)	(0.11)	13.25
Year Ended October 31, 2013	11.61	0.06	1.01	1.07	(0.12)	(0.12)	12.56
Institutional Service Class Shares
Six Months Ended April 30, 2018*	13.07	0.08	(0.03)	0.05	(0.09)	(0.09)	13.03
Year Ended October 31, 2017	12.68	0.12	0.41	0.53	(0.14)	(0.14)	13.07
Year Ended October 31, 2016	12.94	0.15	(0.22)	(0.07)	(0.19)	(0.19)	12.68
Year Ended October 31, 2015	13.44	0.20	(0.38)	(0.18)	(0.32)	(0.32)	12.94
Year Ended October 31, 2014	12.75	0.09	0.80	0.89	(0.20)	(0.20)	13.44
Year Ended October 31, 2013	11.73	0.15	1.02	1.17	(0.15)	(0.15)	12.75
Institutional Class Shares
Six Months Ended April 30, 2018*	13.08	0.08	(0.03)	0.05	(0.09)	(0.09)	13.04
Year Ended October 31, 2017	12.68	0.14	0.40	0.54	(0.14)	(0.14)	13.08
Year Ended October 31, 2016	12.93	0.20	(0.27)	(0.07)	(0.18)	(0.18)	12.68
Year Ended October 31, 2015	13.43	0.21	(0.39)	(0.18)	(0.32)	(0.32)	12.93
Year Ended October 31, 2014	12.75	0.08	0.80	0.88	(0.20)	(0.20)	13.43
Year Ended October 31, 2013	11.73	0.15	1.02	1.17	(0.15)	(0.15)	12.75

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

24	Semi-Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

0.19%		$12,138	0.64	%(g)	1.08	%(g)	0.92%	15.49%
3.82%		16,672	0.65	%(g)	1.01	%(g)	0.75%	26.64%
(0.87%)		16,106	0.62	%(g)	0.88	%(g)	1.01%	36.02%
(1.68%)		27,238	0.57%		0.80%		1.31%	78.72%
6.70%		21,608	0.52%		0.88%		0.36%	54.26%
9.76%		6,135	0.52%		1.20%		1.02%	47.20%

(0.11%)		4,410	1.25	%(g)	1.82	%(g)	0.32%	15.49%
3.20%		5,101	1.25	%(g)	1.75	%(g)	0.10%	26.64%
(1.45%)		10,664	1.25	%(g)	1.60	%(g)	0.34%	36.02%
(2.35%)		16,740	1.25%		1.48%		0.79%	78.72%
5.91%		15,565	1.25%		1.61%		(0.36%)	54.26%
8.91%		12,467	1.25%		1.93%		0.26%	47.20%

0.04%		1,301	0.97	%(g)	1.41	%(g)	0.62%	15.49%
3.49%		1,444	0.95	%(g)	1.32	%(g)	0.42%	26.64%
(1.17%)		1,858	0.92	%(g)	1.18	%(g)	0.58%	36.02%
(1.98%)		1,341	0.87%		1.10%		0.81%	78.72%
6.37	%(h)	348	0.83%		1.19%		0.14%	54.26%
9.32	%(h)	371	0.88%		1.56%		0.51%	47.20%

0.39%		2	0.27	%(g)	0.71	%(g)	1.29%	15.49%
4.18%		2	0.29	%(g)	0.66	%(g)	0.97%	26.64%
(0.55%)		19	0.32	%(g)	0.58	%(g)	1.22%	36.02%
(1.38%)		19	0.25%		0.48%		1.54%	78.72%
7.02%		12	0.25%		0.61%		0.65%	54.26%
10.03%		11	0.25%		0.93%		1.22%	47.20%

0.36%		16,298	0.25	%(g)	0.78	%(g)	1.29%	15.49%
4.26%		18,691	0.25	%(g)	0.70	%(g)	1.12%	26.64%
(0.51%)		30,431	0.25	%(g)	0.55	%(g)	1.58%	36.02%
(1.38%)		104,291	0.25%		0.48%		1.59%	78.72%
6.94%		66,073	0.25%		0.61%		0.58%	54.26%
10.03%		3,261	0.25%		0.93%		1.19%	47.20%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2018 Semi-Annual Report	25

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$12.57	$0.19	$(0.18)	$0.01	$(0.14)	$–	$(0.14)	$12.44
Year Ended October 31, 2017	11.76	0.38	0.81	1.19	(0.38)	–	(0.38)	12.57
Year Ended October 31, 2016	11.73	0.35	0.10	0.45	(0.33)	(0.09)	(0.42)	11.76
Year Ended October 31, 2015	12.99	0.38	(0.65)	(0.27)	(0.37)	(0.62)	(0.99)	11.73
Year Ended October 31, 2014	12.58	0.39	0.48	0.87	(0.46)	–	(0.46)	12.99
Year Ended October 31, 2013	12.03	0.35	0.56	0.91	(0.36)	–	(0.36)	12.58
Class C Shares
Six Months Ended April 30, 2018*	12.29	0.14	(0.16)	(0.02)	(0.10)	–	(0.10)	12.17
Year Ended October 31, 2017	11.49	0.29	0.79	1.08	(0.28)	–	(0.28)	12.29
Year Ended October 31, 2016	11.47	0.26	0.10	0.36	(0.25)	(0.09)	(0.34)	11.49
Year Ended October 31, 2015	12.75	0.28	(0.64)	(0.36)	(0.30)	(0.62)	(0.92)	11.47
Year Ended October 31, 2014	12.35	0.29	0.48	0.77	(0.37)	–	(0.37)	12.75
Year Ended October 31, 2013	11.81	0.25	0.56	0.81	(0.27)	–	(0.27)	12.35
Class R Shares
Six Months Ended April 30, 2018*	12.43	0.17	(0.16)	0.01	(0.10)	–	(0.10)	12.34
Year Ended October 31, 2017	11.63	0.34	0.81	1.15	(0.35)	–	(0.35)	12.43
Year Ended October 31, 2016	11.61	0.32	0.09	0.41	(0.30)	(0.09)	(0.39)	11.63
Year Ended October 31, 2015	12.90	0.32	(0.66)	(0.34)	(0.33)	(0.62)	(0.95)	11.61
Year Ended October 31, 2014	12.49	0.33	0.49	0.82	(0.41)	–	(0.41)	12.90
Year Ended October 31, 2013	11.94	0.29	0.57	0.86	(0.31)	–	(0.31)	12.49
Institutional Service Class Shares
Six Months Ended April 30, 2018*	12.55	0.22	(0.21)	0.01	(0.16)	–	(0.16)	12.40
Year Ended October 31, 2017	11.74	0.42	0.81	1.23	(0.42)	–	(0.42)	12.55
Year Ended October 31, 2016	11.72	0.38	0.10	0.48	(0.37)	(0.09)	(0.46)	11.74
Year Ended October 31, 2015	12.97	0.38	(0.61)	(0.23)	(0.40)	(0.62)	(1.02)	11.72
Year Ended October 31, 2014	12.57	0.42	0.48	0.90	(0.50)	–	(0.50)	12.97
Year Ended October 31, 2013	12.01	0.39	0.57	0.96	(0.40)	–	(0.40)	12.57
Institutional Class Shares
Six Months Ended April 30, 2018*	12.57	0.21	(0.18)	0.03	(0.16)	–	(0.16)	12.44
Year Ended October 31, 2017	11.75	0.42	0.81	1.23	(0.41)	–	(0.41)	12.57
Year Ended October 31, 2016	11.72	0.38	0.10	0.48	(0.36)	(0.09)	(0.45)	11.75
Year Ended October 31, 2015	12.97	0.40	(0.63)	(0.23)	(0.40)	(0.62)	(1.02)	11.72
Year Ended October 31, 2014	12.56	0.42	0.49	0.91	(0.50)	–	(0.50)	12.97
Year Ended October 31, 2013	12.01	0.38	0.57	0.95	(0.40)	–	(0.40)	12.56

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

26	Semi-Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income to Average Net Assets (d)	Portfolio Turnover (c)(f)

0.09	%(g)	$6,560	0.57%		1.32%		3.01%	28.86%
10.27%		6,811	0.58%		1.36%		3.17%	27.52%
4.00%		5,390	0.56%		1.22%		3.02%	20.87%
(2.21%)		6,291	0.53	%(h)	1.16	%(h)	3.07%	50.74%
7.10%		7,542	0.51%		1.08%		3.06%	29.19%
7.69%		8,357	0.53%		1.00%		2.82%	37.01%

(0.20%)		9,000	1.25%		2.07%		2.33%	28.86%
9.55%		10,003	1.25%		2.11%		2.46%	27.52%
3.24%		12,293	1.25%		1.96%		2.33%	20.87%
(2.96%)		14,396	1.25	%(h)	1.88	%(h)	2.33%	50.74%
6.34	%(g)	14,906	1.25%		1.82%		2.31%	29.19%
6.96	%(g)	17,824	1.25%		1.72%		2.09%	37.01%

0.10%		166	0.88%		1.63%		2.66%	28.86%
10.00%		364	0.83%		1.61%		2.86%	27.52%
3.65%		313	0.85%		1.51%		2.77%	20.87%
(2.75%)		421	0.98	%(h)	1.61	%(h)	2.64%	50.74%
6.66%		408	0.97%		1.54%		2.58%	29.19%
7.29%		387	0.96%		1.43%		2.39%	37.01%

0.10%		3	0.25%		1.00%		3.52%	28.86%
10.64%		38	0.25%		1.04%		3.45%	27.52%
4.28%		33	0.25%		0.91%		3.32%	20.87%
(1.91%)		32	0.25	%(h)	0.88	%(h)	3.16%	50.74%
7.32	%(g)	12	0.25%		0.82%		3.31%	29.19%
8.10	%(g)	11	0.25%		0.72%		3.10%	37.01%

0.23	%(g)	1,350	0.25%		1.06%		3.35%	28.86%
10.66%		1,322	0.25%		1.09%		3.47%	27.52%
4.30%		1,129	0.25%		0.95%		3.32%	20.87%
(1.91%)		1,314	0.25	%(h)	0.88	%(h)	3.30%	50.74%
7.40%		2,339	0.25%		0.82%		3.32%	29.19%
8.01%		1,953	0.25%		0.72%		3.10%	37.01%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	Includes interest expense that amounts to less than 0.01%.

2018 Semi-Annual Report	27

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2018*	$13.81	$0.11	$0.10	$0.21	$(0.11)	$–	$(0.11)	$13.91
Year Ended October 31, 2017	12.76	0.26	1.09	1.35	(0.30)	–	(0.30)	13.81
Year Ended October 31, 2016	12.86	0.24	(0.07)	0.17	(0.26)	(0.01)	(0.27)	12.76
Year Ended October 31, 2015	13.30	0.33	(0.43)	(0.10)	(0.34)	–	(0.34)	12.86
Year Ended October 31, 2014	12.51	0.20	0.80	1.00	(0.21)	–	(0.21)	13.30
Year Ended October 31, 2013	11.52	0.17	1.01	1.18	(0.19)	–	(0.19)	12.51
Class C Shares
Six Months Ended April 30, 2018*	13.53	0.07	0.07	0.14	(0.07)	–	(0.07)	13.60
Year Ended October 31, 2017	12.49	0.17	1.07	1.24	(0.20)	–	(0.20)	13.53
Year Ended October 31, 2016	12.60	0.15	(0.07)	0.08	(0.18)	(0.01)	(0.19)	12.49
Year Ended October 31, 2015	13.06	0.23	(0.43)	(0.20)	(0.26)	–	(0.26)	12.60
Year Ended October 31, 2014	12.28	0.11	0.78	0.89	(0.11)	–	(0.11)	13.06
Year Ended October 31, 2013	11.32	0.08	1.00	1.08	(0.12)	–	(0.12)	12.28
Class R Shares
Six Months Ended April 30, 2018*	13.73	0.09	0.08	0.17	(0.08)	–	(0.08)	13.82
Year Ended October 31, 2017	12.68	0.22	1.08	1.30	(0.25)	–	(0.25)	13.73
Year Ended October 31, 2016	12.79	0.19	(0.08)	0.11	(0.21)	(0.01)	(0.22)	12.68
Year Ended October 31, 2015	13.23	0.27	(0.42)	(0.15)	(0.29)	–	(0.29)	12.79
Year Ended October 31, 2014	12.45	0.15	0.78	0.93	(0.15)	–	(0.15)	13.23
Year Ended October 31, 2013	11.47	0.12	1.02	1.14	(0.16)	–	(0.16)	12.45
Institutional Service Class Shares
Six Months Ended April 30, 2018*	13.75	0.14	0.08	0.22	(0.12)	–	(0.12)	13.85
Year Ended October 31, 2017	12.70	0.30	1.09	1.39	(0.34)	–	(0.34)	13.75
Year Ended October 31, 2016	12.81	0.28	(0.08)	0.20	(0.30)	(0.01)	(0.31)	12.70
Year Ended October 31, 2015	13.24	0.34	(0.40)	(0.06)	(0.37)	–	(0.37)	12.81
Year Ended October 31, 2014	12.46	0.24	0.78	1.02	(0.24)	–	(0.24)	13.24
Year Ended October 31, 2013	11.47	0.20	1.02	1.22	(0.23)	–	(0.23)	12.46
Institutional Class Shares
Six Months Ended April 30, 2018*	13.79	0.14	0.08	0.22	(0.12)	–	(0.12)	13.89
Year Ended October 31, 2017	12.72	0.30	1.10	1.40	(0.33)	–	(0.33)	13.79
Year Ended October 31, 2016	12.81	0.28	(0.08)	0.20	(0.28)	(0.01)	(0.29)	12.72
Year Ended October 31, 2015	13.24	0.36	(0.42)	(0.06)	(0.37)	–	(0.37)	12.81
Year Ended October 31, 2014	12.46	0.24	0.78	1.02	(0.24)	–	(0.24)	13.24
Year Ended October 31, 2013	11.47	0.19	1.03	1.22	(0.23)	–	(0.23)	12.46

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

28	Semi-Annual Report 2018

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Portfolio Turnover (c)(f)

1.50%		$7,481	0.58%	1.52%	1.63%	17.39%
10.71%		7,583	0.58%	1.47%	2.00%	56.19%
1.30%		7,641	0.56%	1.24%	1.92%	40.08%
(0.82%)		8,677	0.53%	1.19%	2.50%	40.49%
8.03%		9,506	0.52%	1.16%	1.58%	52.34%
10.35%		9,937	0.52%	1.07%	1.44%	67.49%

1.06%		4,952	1.25%	2.28%	1.01%	17.39%
10.04%		6,302	1.25%	2.23%	1.29%	56.19%
0.58%		9,470	1.25%	2.00%	1.24%	40.08%
(1.55%)		11,687	1.25%	1.91%	1.78%	40.49%
7.28%		12,939	1.25%	1.89%	0.85%	52.34%
9.58%		15,123	1.25%	1.80%	0.71%	67.49%

1.27%		257	0.89%	1.83%	1.31%	17.39%
10.38%		475	0.95%	1.83%	1.64%	56.19%
0.84%		508	0.93%	1.61%	1.52%	40.08%
(1.16%)		501	0.96%	1.62%	2.04%	40.49%
7.52%		454	0.95%	1.59%	1.15%	52.34%
9.99%		406	0.92%	1.47%	1.02%	67.49%

1.60%		12	0.25%	1.19%	1.97%	17.39%
11.13%		11	0.25%	1.13%	2.30%	56.19%
1.58%		10	0.25%	0.93%	2.22%	40.08%
(0.53	%)(g)	10	0.25%	0.91%	2.56%	40.49%
8.36%		12	0.25%	0.89%	1.85%	52.34%
10.72%		11	0.25%	0.80%	1.68%	67.49%

1.59%		1,084	0.25%	1.22%	2.01%	17.39%
11.13%		1,241	0.25%	1.23%	2.30%	56.19%
1.57%		1,275	0.25%	1.02%	2.26%	40.08%
(0.53%)		1,675	0.25%	0.91%	2.73%	40.49%
8.28%		1,506	0.25%	0.89%	1.86%	52.34%
10.72%		1,223	0.25%	0.80%	1.62%	67.49%

(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2018 Semi-Annual Report	29

Notes to Financial Statements

April 30, 2018 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2018, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2018, the Trust operated eighteen (18) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Diversified Alternatives Fund (“Diversified Alternatives Fund”)
–	Aberdeen Diversified Income Fund (“Diversified Income Fund”)
–	Aberdeen Dynamic Allocation Fund (“Dynamic Allocation Fund”)

Each of the Funds is operated as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds and exchange traded funds (“Underlying Funds”).

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Each Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

30	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ Pricing Committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board of Trustees of the Trust (the “Board”). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2018 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Diversified Alternatives Fund
Investments in Securities
Mutual Funds	27,776,700	–	–	27,776,700
Exchange Traded Funds	4,376,133	–	–	4,376,133
Short-Term Investment	1,962,788	–	–	1,962,788

	34,115,621	–	–	34,115,621

Diversified Income Fund
Investments in Securities
Mutual Funds	5,806,089	–	–	5,806,089
Exchange Traded Funds	11,131,866	–	–	11,131,866
Short-Term Investment	123,836	–	–	123,836

	17,061,791	–	–	17,061,791

Dynamic Allocation Fund
Investments in Securities
Mutual Funds	1,849,026	–	–	1,849,026
Exchange Traded Funds	11,812,606	–	–	11,812,606
Short-Term Investment	118,299	–	–	118,299

	13,779,931	–	–	13,779,931

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each fiscal period. During the six-month period ended April 30, 2018, there were no transfers between Levels. For the six-month period ended April 30, 2018, there were no significant changes to the fair valuation methodologies.

b.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

2018 Semi-Annual Report	31

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

c.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’ shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

d.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

e.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

f.	Repurchase Agreements

The Funds may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the Fund’s repurchase agreement counterparty, Fixed Income Clearing Corp. To the extent a Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments. As of and during the fiscal six-months ended April 30, 2018, the Funds’ did not hold any repurchase agreements.

g.	Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities loaned.

The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks, including the event of default or insolvency of the borrower, which could delay or restrict a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and therefore, this amount is not presented on the Funds’ Statements of Investments.

32	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

At April 30, 2018, the market value of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Cash Collateral	Value of Non-cash Collateral
Diversified Income Fund	$1,034,689	$1,441,818	$–

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Under the terms of the Investment Advisory Agreement, each Fund pays Aberdeen an annual management fee of 0.15% based on such Fund’s average daily net assets, paid monthly.

The Trust and Aberdeen have entered into a written contract (the “Expense Limitation Agreement”) limiting operating expenses to 0.25% for all classes of the Funds. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees of the Board. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2018, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2015 (Expires 10/31/18)	Amount Fiscal Year 2016 (Expires 10/31/19)	Amount Fiscal Year 2017 (Expires 10/31/20)	Amount Six Months Ended April 30, 2018 (Expires 4/30/21)	Total*
Diversified Alternatives Fund	$207,994	$272,716	$202,256	$90,163	$773,129
Diversified Income Fund	80,621	142,028	155,750	69,989	448,388
Dynamic Allocation Fund	84,728	151,254	159,325	70,315	465,622

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at April 30, 2018, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company (“State Street”) provides sub-administration services with respect to the Funds. Aberdeen pays State Street for providing such services.

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

2018 Semi-Annual Report	33

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares
Diversified Alternatives Fund	0.25%	1.00%	0.50%
Diversified Income Fund	0.25%	1.00%	0.50%
Dynamic Allocation Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00%, (on the CDSC assessed on sales within one year of purchase). For the six-month period ended April 30, 2018, AFD retained commissions of $3,822 from front-end sales charges of Class A shares and $207 from CDSC fees from Class C shares (and certain Class A shares) of the Funds.

d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Services Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2019, the administrative services fee is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

The amount of sub-transfer agent and administrative service fees paid during the six-month period ended April 30, 2018 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
Diversified Alternatives Fund	$10,067	$2,943	$1,483	$–	$7,160
Diversified Income Fund	2,416	3,132	97	–	378
Dynamic Allocation Fund	3,025	2,501	217	–	179

Amounts	listed as “–” are $0 or round to $0.

The Funds may pay and/or reimburse transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Transfer agent out-of-pocket expenses generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

34	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

4. Investment Transactions

Purchases and sales of Underlying Funds for the six-month period ended April 30, 2018, were as follows:

Fund	Purchases	Sales
Diversified Alternatives Fund	$5,382,461	$13,445,598
Diversified Income Fund	5,063,429	6,203,285
Dynamic Allocation Fund	2,473,421	3,713,939

5. Portfolio Investment Risks

Principal	Risks of the Funds

a.	Affiliated Funds Risk

The Funds’ Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Funds and the Underlying Funds could affect how the Funds’ Adviser fulfills its fiduciary duties to each Fund and the Underlying Funds.

b.	Asset Allocation Risk

Each Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be exposed to risks of the Underlying Funds in which it invests. The Funds will be affected by stock and bond market risks, among others. To the extent a Fund invests in Underlying Funds that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g. long-short strategies), as well as specific market sectors within a broader asset class), the Fund will be exposed to the increased risk associated with those asset classes. The potential impact of the risks related to an asset class depends on the size of a Fund’s investment allocation to it.

c.	Asset Class Variation Risk

The Underlying Funds invest principally in the securities or investments constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities or investments (subject to any applicable regulatory requirements). Depending upon the percentage of securities or investments in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities or investments in a particular asset class may vary substantially from its allocation model for that asset class.

d.	Derivatives Risk

Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of this strategy will be successful.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be offset in part by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – The Funds are exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

e.	Exchange-Traded Notes Risk

Certain Funds may invest in exchange-traded notes (ETNs). ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a financial asset or market index minus applicable fees, no periodic coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and exchange-traded funds. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced asset or index.

2018 Semi-Annual Report	35

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

f.	Exchange-Traded Fund Risk

To the extent that a Fund invests in exchange traded funds (“ETFs”), the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.

g.	Fund of Funds Risk

Your cost of investing in one of the Funds, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without a Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

h.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settles. For additional information on redemptions, please see the Statement of Changes in Net Assets.

i.	Performance Risk

Each Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance could be negatively affected. There can be no assurance that each Fund or any Underlying Fund will achieve its investment objective.

Principal	Risks of Underlying Funds

a.	Alternative Strategies Risk

Certain Funds invest in Underlying Funds that involve Alternative Strategies Risk. The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile alternative asset classes (e.g., commodities and currencies) and alternative strategies (e.g., managed futures). To the extent a Fund invests in such Underlying Funds, the Fund’s share price will be exposed to potentially significant fluctuations in value. In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments. Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments. These risks may include, but are not limited to, derivatives risk, liquidity risk, credit risk, commodity risk and counterparty risk.

b.	Commodity Risk

The Funds may invest in Underlying Funds that involve Commodity Risk. The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

c.	Counterparty and Third Party Risk

Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

d.	Credit Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. High yield bonds (“junk bonds”) may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

e.	Derivatives Risk

Derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

36	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

f.	Emerging Markets Risk

Emerging market securities are subject to a magnification of the risks that apply to foreign investments; such risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

g.	Floating Rate Loan Risk

Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss. In addition, a floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.

h.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Underlying Fund does not hedge its currency risk, or hedging techniques used by the Underlying Fund are unsuccessful.

i.	Foreign Securities Risk

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

j.	High-Yield Bond and Other Lower-Rated Securities Risk

An Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

k.	Illiquid Securities Risk

The Funds may invest in Underlying Funds that hold illiquid securities. Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Underlying Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities have been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

l.	Impact of Large Redemptions and Purchases of Underlying Fund Shares

Occasionally, shareholders of an Underlying Fund may make large redemptions or purchases of the Underlying Fund’s shares, which may cause the Underlying Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Underlying Fund’s performance and increase transaction costs to Underlying Fund shareholders, including the Fund. In addition, large redemption requests may exceed the cash balance of the Underlying Fund and result in credit line borrowing fees and/or overdraft charges to the Underlying Fund until the sale of portfolio securities to cover the redemption request settles.

m.	Interest Rate Risk

Certain Funds invest in underlying Funds that involve interest rate risk. Fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Underlying Fund’s, and possibly a Fund’s, net assets. An Underlying Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

n.	Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

2018 Semi-Annual Report	37

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

o.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which an Underlying Fund invests.

p.	Mid-Cap Securities Risk

A Fund may invest in Underlying Funds that hold mid-cap securities. Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

q.	Real Estate Investment Trusts (“REIT”) and Real Estate Risk

The Funds may invest in Underlying Funds that are subject to REIT and Real Estate Risk. Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

r.	Sector Risk

At times, a Fund may have a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

s.	Short Sale Risk

The Funds may invest in Underlying Funds that sell securities short. Short Sale risk is the risk that the price of a security sold short will increase in value between the time of the short sale and the time the Underlying Fund must purchase the security to return it to the lender. The Underlying Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Underlying Fund is unable, for whatever reason, to close out its short position.

t.	Small-Cap Securities Risk

The Funds may invest in Underlying Funds that hold small-cap securities. Securities of smaller companies are usually less stable in price and less liquid than larger, more established companies. Therefore, they generally involve greater risk. If the value of a Fund’s investment decrease, you may lose money.

u.	Valuation Risk

The price that an Underlying Fund could receive upon the sale of any particular portfolio investment may differ from the Underlying Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Underlying Fund, and the Underlying Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. An Underlying Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Please read the prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

7. Tax Information

As of April 30, 2018, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Diversified Alternatives Fund	$33,546,842	$962,837	$(394,058)	$568,779
Diversified Income Fund	16,524,271	708,010	(170,490)	537,520
Dynamic Allocation Fund	12,851,554	972,470	(44,093)	928,377

38	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$367,697	$–	$367,697	$–	$–	$367,697
Diversified Income Fund	504,297	–	504,297	–	–	504,297
Dynamic Allocation Fund	328,192	–	328,192	–	–	328,192

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistri- buted Tax Exempt Income	Undistri- buted Ordinary Income	Undistri- buted Long- Term Capital Gains	Accumulated Earnings	Distri- butions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Diversified Alternatives Fund	$–	$46,804	$–	$–	$–	$–	$–	$388,034	$(14,456,207)	$(14,021,369)
Diversified Income Fund	–	53,300	–	–	–	–	–	1,260,033	(595,659)	717,674
Dynamic Allocation Fund	–	25,311	–	–	–	–	–	1,112,765	(144,109)	993,967

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.
**	As of October 31, 2017, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2017, for federal tax purposes, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains on each respective fund throughout the years indicated.

Fund	Amount	Expires
Diversified Alternatives Fund	$6,953,184	2018 (Short-Term)
Diversified Alternatives Fund	1,084,237	2019 (Short-Term)
Diversified Alternatives Fund	4,699,137	Unlimited (Short-Term)
Diversified Alternatives Fund	1,719,649	Unlimited (Long-Term)
Diversified Income Fund	36,677	Unlimited (Short-Term)
Diversified Income Fund	558,982	Unlimited (Long-Term)
Dynamic Allocation Fund	144,109	2018 (Short-Term)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

2018 Semi-Annual Report	39

Notes to Financial Statements (concluded)

April 30, 2018 (Unaudited)

8. Significant Shareholders

As of April 30, 2018, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Diversified Alternatives Fund	55.4%	6
Diversified Income Fund	51.5	4
Dynamic Allocation Fund	29.7	2

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) for the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the six-month period ended April 30, 2018, the following table shows the average outstanding daily balance for the Fund under the Credit Facility and the average weighted interest rate paid by the Fund during the six-month period ended April 30, 2018.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Diversified Alternatives Fund	$2,175,000	2.72%	2

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2018.

On December 14, 2017, at a meeting of the Boards of Trustees (the “Boards”) of Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust (the “Trusts”), the Boards each considered and unanimously approved an agreement and plan of reorganization with respect to each Fund within the Trusts whereby each Fund would participate in a reorganization that would allow it to continue to operate as a corresponding new series of Aberdeen Funds, a Delaware statutory trust (the “Acquiring Funds”). Aberdeen Asset Management Inc. would serve as the investment adviser and Aberdeen Asset Managers Limited would serve as the subadviser to the Acquiring Funds. Following approval by shareholders each Predecessor Fund transferred all of its assets and liabilities as of the close of business May 4, 2018. The Acquiring Funds and corresponding Predecessor Funds are shown in the chart below.

Fund	Corresponding Alpine Predecessor Fund
Aberdeen Global Infrastructure Fund (“Global Infrastructure Fund”)	Alpine Global Infrastructure Fund, a series of Alpine Equity Trust
Aberdeen Realty Income & Growth Fund (“Realty Income & Growth Fund”)	Alpine Realty Income & Growth Fund, a series of Alpine Equity Trust
Aberdeen International Real Estate Equity Fund (“International Real Estate Equity Fund”)	Alpine International Real Estate Equity Fund, a series of Alpine Equity Trust
Aberdeen Dynamic Dividend Fund (“Dynamic Dividend Fund”)	Alpine Dynamic Dividend Fund, a series of Alpine Series Trust
Aberdeen Income Builder Fund (“Income Builder Fund”)	Alpine Rising Dividend Fund, a series of Alpine Series Trust
Aberdeen High Yield Managed Duration Municipal Fund (“High Yield Managed Duration Municipal Fund”)	Alpine High Yield Managed Duration Municipal Fund, a series of Alpine Income Trust
Aberdeen Ultra Short Municipal Income Fund (“Ultra Short Municipal Income Fund”)	Alpine Ultra Short Municipal Income Fund, a series of Alpine Income Trust

40	Semi-Annual Report 2018

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2017 and continued to hold your shares at the end of the reporting period, April 30, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2017	Actual Ending Account Value, April 30, 2018	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*+1	Annualized Expense Ratio**
Diversified Alternatives Fund	Class A	$1,000.00	$1,001.90	$1,021.62	$3.18	$3.21	0.64%
	Class C	$1,000.00	$998.90	$1,018.60	$6.20	$6.26	1.25%
	Class R	$1,000.00	$1,000.40	$1,019.98	$4.81	$4.86	0.97%
	Institutional Service Class	$1,000.00	$1,003.90	$1,023.46	$1.34	$1.35	0.27%
	Institutional Class	$1,000.00	$1,003.60	$1,023.56	$1.24	$1.25	0.25%
Diversified Income Fund	Class A	$1,000.00	$1,001.70	$1,021.97	$2.83	$2.86	0.57%
	Class C	$1,000.00	$998.00	$1,018.60	$6.19	$6.26	1.25%
	Class R	$1,000.00	$1,001.00	$1,020.43	$4.37	$4.41	0.88%
	Institutional Service Class	$1,000.00	$1,001.00	$1,023.56	$1.24	$1.25	0.25%
	Institutional Class	$1,000.00	$1,003.10	$1,023.56	$1.24	$1.25	0.25%
Dynamic Allocation Fund	Class A	$1,000.00	$1,015.00	$1,021.92	$2.90	$2.91	0.58%
	Class C	$1,000.00	$1,010.60	$1,018.60	$6.23	$6.26	1.25%
	Class R	$1,000.00	$1,012.70	$1,020.38	$4.44	$4.46	0.89%
	Institutional Service Class	$1,000.00	$1,016.00	$1,023.56	$1.25	$1.25	0.25%
	Institutional Class	$1,000.00	$1,015.90	$1,023.56	$1.25	$1.25	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+	Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.
1	Represents the hypothetical 5% return before expenses.

2018 Semi-Annual Report	41

Rev. 09/2017

FACTS	WHAT DOES ABERDEEN ASSET MANAGEMENT DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Applicable US and Canadian law gives consumers the right to limit some but not all sharing. These also require us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security / Social Insurance number and account balances

•    Transaction history and assets

•   Account transactions and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Asset Management chooses to share; and whether you can limit this sharing. Where Aberdeen does share personal information with a trusted third party, it does so under strict terms that require the information to be used only for the purpose for which it was disclosed, kept confidential and protected by appropriate security safeguards.

Reasons we can share your personal information	Does Aberdeen Asset Management share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	Opt out available
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

•   Call 215-405-5735

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice until this information is no longer required.

However, you can contact us at any time to limit our sharing.

Questions?	www.aberdeen-asset.us

Who we are
Who is providing this notice?	Aberdeen’s U.S. Registered Investment Advisers (collectively referred to as “Aberdeen Asset Management”)
What we do
How does Aberdeen Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Aberdeen Asset Management collect my personal information?

We collect your personal information, for example, when you:

•   Open an account or give us your contact information

•   Seek advice about your investments or make deposits or withdrawals from your account

•    Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

In order to provide you with the services for which you have engaged Aberdeen, the company relies on a number of third parties to provide support services, including profession, legal, accounting and technical support. Provincial laws and individual companies may give you additional rights to limit sharing.

US Federal law gives you the right to limit only:

•   Sharing for Aberdeen and affiliates’ everyday business purposes—information about your creditworthiness

•    Aberdeen and Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•   Our affiliates include companies with an Aberdeen Asset Management name and wholly-owned subsidiaries of Aberdeen Asset Management PLC, a global financial services company.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•   Aberdeen Asset Management does not share personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Aberdeen Asset Management doesn’t jointly market.
Other important information
This Privacy Notice is being provided by Aberdeen Asset Management, namely Aberdeen Asset Management Inc., Aberdeen Asset Managers Limited, Aberdeen Asset Management Limited, Aberdeen Asset Management Asia Limited, Aberdeen Capital Management LLC, and Arden Asset Management LLC.

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

Warren C. Smith

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Joseph Andolina, Vice President - Compliance

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Andrew Kim, Assistant Secretary

Stephen Varga, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

333 West 11th Street

Kansas City, MO 64105

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0142-SAR

Aberdeen Funds

Equity and Income Funds

Semi-Annual Report

April 30, 2018

Aberdeen Dynamic Dividend Fund (formerly, Alpine Dynamic Dividend Fund)

Aberdeen Income Builder Fund (formerly, Alpine Rising Dividend Fund)

Aberdeen Ultra Short Municipal Income Fund (formerly, Alpine Ultra Short Municipal Income Fund)

Aberdeen High Yield Managed Duration Fund (formerly, Alpine High Yield Managed Duration Fund)

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Mutual fund investing involves risk. Principal loss is possible.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Aberdeen’s Investment Outlook

Global Market Review and Outlook

During the six-month period ended April 30, 2018, it seemed that global financial markets could have been the subject of a modern-day Charles Dickens novel, as they experienced “A Tale of Two Halves.” From late 2017 into the first month of 2018, global stock markets rallied on investors’ optimism regarding generally strong corporate earnings reports, U.S. tax reform, and relatively steady economic growth. An upsurge in volatility characterized the last three months of the reporting period, as investors mulled the possibility that rising inflation could prompt more aggressive interest-rate hikes from global central banks. U.S. President Donald Trump’s protectionist policies also caused uneasiness, particularly after his administration began to consider the assessment of import tariffs. This action sparked escalating trade tensions with China, but began to dissipate by the end of the reporting period. A historic agreement between North and South Korea to pursue a peace treaty, which would officially end the Korean War, also lifted investor sentiment.

Against this backdrop, the Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, advanced 3.8% for the six-month period ended April 30, 2018. Shares of Japanese large-cap companies and international small-cap stocks were the strongest performers among global developed markets, with the Tokyo Stock Exchange Index (TOPIX) and the MSCI All-Country (AC) World ex USA Small Cap Index up 5.7% and 5.6%, respectively, for the reporting period. Global emerging equity markets, as measured by the MSCI Emerging Markets (EM) Index, outperformed their developed-market counterparts, gaining 4.9% for the same period.

U.S. equity indices rose sharply over the reporting period despite several bouts of volatility. Overall corporate results during the period generally met or exceeded expectations. Investors’ optimism regarding impending tax reform, which subsequently was implemented in early 2018, buoyed the U.S. market in late 2017 and early in the new year. Many large-cap companies responded to the reduction of the top U.S. corporate tax rate from 35% to 21% by increasing their dividend payments and accelerating share repurchases. U.S. large-cap stocks, as measured by the broader-market S&P 500 Index, gained 3.8% for the reporting period, modestly outperforming the 3.7% and 3.3% returns of their mid- and small-cap counterparts, as represented by the Russell Midcap and Russell 2000 indices, respectively. However, the positive outlook eventually was tempered by investors’ concerns about rising inflation requiring more aggressive interest-rate hikes by global central banks, most notably the U.S. Federal Reserve.

Shares of large-cap companies in the Asia-Pacific region also garnered positive returns over the reporting period, weathering the tensions about U.S. trade policy. Hong Kong exchange-listed stocks were the market leaders, benefiting from generally improving economic data and the central bank’s efforts to shore up the nation’s currency. However, in early 2018, investors grew skittish over a potentially accelerated pace of interest-rate hikes by major global central banks. An escalating trade spat between the U.S. and major trading partners, particularly China, further dented investor sentiment.

Within the emerging markets, South African stocks rose on investors’ optimism over the election of new President Cyril Ramaphosa. The Brazilian market was buoyed by encouraging economic signals and a court’s decision to uphold former President Luiz Inácio Lula da Silva’s corruption conviction. Russian equities gained ground amid higher energy prices and the central bank’s interest-rate cuts, which outweighed the impact of additional sanctions towards the end of the period.

Global bond markets were not spared from the volatility in the financial markets over the reporting period. Nonetheless, the Bloomberg Barclays Global Aggregate Bond Index, a fixed-income market benchmark, managed to record a total return of 1.2% for the period despite rising interest rates in the U.S. Yields on the two- and ten-year notes were up by corresponding margins of 89 and 57 basis points (bps), ending the period at 2.49% and 2.95%, respectively. Moving to the eastern side of the Atlantic Ocean, the European Central Bank announced a reduction in monthly asset purchases to €30 billion (roughly US$35 billion) beginning in January 2018, and indicated that the program will continue for another nine months from that date. Asian and emerging-market government bond yields generally rose over the reporting period; the increases were sharper in the second half, particularly in April 2018. Several Asian central banks also raised policy rates during the period, including Malaysia and Korea, spurred by firm economic growth and growing external inflation risks. Emerging fixed-income markets declined 2.4% over the period, as measured by the J.P. Morgan EMBI Global Diversified Index. Investment-grade2 countries underperformed their high-yield counterparts, as the latter are more sensitive to U.S. Treasuries. Venezuela was among the weakest performers over the reporting period after the government announced its intention to restructure its external debt obligations. Later in the period, however, there was a partial recovery in the Venezuelan market, as investors sought to purchase the distressed securities after sovereign bonds traded down to US$0.20, and later as the market began to price in regime change, given the country’s deteriorating economic situation.

Despite facing headwinds from rising interest rates in the U.S., global real estate markets ended the reporting period in positive territory, with the Financial Times Stock Exchange European Public Real Estate Association/ National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global Real Estate Index returning 2.5%. Considering the extended duration of this economic growth cycle, we believe that global real estate markets generally remain quite healthy. Unlike prior cycles, the supply response has been comparatively restrained. Therefore, excess supply thus far has been limited to certain markets and, in our view, market fundamentals generally remain solid.

Outlook

While volatility persists in global stock markets, we believe that investors’ fears of an impending market crash may be overblown, considering macroeconomic indicators continue to point to improved growth and corporate earnings have largely been on the uptick. We remain optimistic regarding the macroeconomic backdrop within the U.S. and the firming growth that we are witnessing globally. We think

2018 Semi-Annual Report	1

Aberdeen’s Investment Outlook (concluded)

that both corporate and consumer confidence remain robust and are manifesting themselves through strong demand and revenue growth for many sectors. Inflation and the resultant increases in input costs, however, remain an issue for many companies and likely will not abate in the near term. However, we believe that it remains important to monitor risks. Global central bankers could defy market expectations, and Trump’s protectionist stance and trade sparring with China could be further amplified. We also believe that the European economy could slide back into stagnation as populism gains traction, and China’s rush to revert to old ways of governing may stunt its economic evolution. In our view, the rise in oil prices is unlikely to prompt a surge in inflation, enabling a measured pace of monetary policy normalization in the major economies.

While we believe that there may still be periods of choppier waters, the market volatility may not be entirely bad, as it may moderate company valuations and compel investors to refocus on fundamentals. In our view, the positive backdrop remains characterized by strong global economic growth. Furthermore, we believe that U.S. tax reform should lead to less issuance of debt by U.S. companies and some corporate deleveraging. Nevertheless, tension between the U.S. and China around their future trade relationship is causing uncertainty.

Aberdeen Standard Investments

[1]	Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

[2]

Companies whose bonds are rated as “investment grade” have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB- or above are known as investment-grade bonds. Standard & Poor’s credit ratings communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from AAA to BBB-.

2	Semi-Annual Report 2018

EQUITY MANAGER REPORTS

Aberdeen Dynamic Dividend Fund

Aberdeen Income Builder Fund

2018 Semi-Annual Report	3

Aberdeen Dynamic Dividend Fund(1)

Comparative Annualized Returns as of 4/30/18 (Unaudited)
	6 Months(2)		1 Year	3 Years	5 Years	10 Years	Since Inception(3)
Aberdeen Dynamic Dividend Fund – Institutional Class	4.95%		13.21%	7.27%	9.09%	1.96%	5.74%
Aberdeen Dynamic Dividend Fund – Class A (Without Load)	4.58%		12.67%	6.92%	8.77%	N/A	9.82%
Aberdeen Dynamic Dividend Fund – Class A (With Load)(4)	-1.52%		6.07%	4.80%	7.51%	N/A	8.80%
MSCI All Country World Index	3.56%		14.16%	7.43%	8.80%	5.10%	7.82%
Lipper Global Equity Income Funds Average(5)	1.52%		8.31%	4.92%	6.23%	4.17%	6.36%
Lipper Global Equity Income Funds Ranking(5)	NA	(6)	13/168	15/140	3/118	65/70	27/32
Gross Expense Ratio (Institutional Class): 1.42%(7)
Net Expense Ratio (Institutional Class): 1.38%(7)
Gross Expense Ratio (Class A): 1.67%(7)
Net Expense Ratio (Class A): 1.63%(7)

(1)	The Aberdeen Dynamic Dividend Fund (the “Fund”) acquired all of the assets and liabilities of the Alpine Dynamic Dividend Fund (the “Predecessor Fund”), a series of Alpine Series Trust, in connection with a reorganization that occurred as of the close of business on May 4, 2018. The Predecessor Fund operated as a series of Alpine Series Trust before the closing of the reorganization. The returns presented for the Fund reflect the performance of the Predecessor Fund. As the result of the reorganization, the Fund adopted the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.
(2)	Not annualized.
(3)	Institutional Class shares commenced on September 22, 2003 and Class A shares commenced on December 30, 2011. Returns for indices are since September 22, 2003.
(4)	Returns have been adjusted to reflect Maximum Sales Charge of 5.75%.
(5)	The since inception return represents the period beginning September 25, 2003 (Institutional Class only).
(6)	FINRA does not recognize rankings for less than one year.
(7)	As disclosed in the Predecessor Fund’s prospectus dated February 28, 2018.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.75%. Performance for the Class A shares without sales charges does not reflect this load.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large- and midcap representation across 23 developed and 24 emerging markets countries. With 2,489 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. (Source: MSCI.) MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Global Equity Income Funds Average is an average of funds that by prospectus language and portfolio practice seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend paying securities of domestic and foreign companies. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Lipper Global Equity Income Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Equity Income Funds Average reflects fees charged by the underlying funds. The performance for the Aberdeen Dynamic Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus (as supplemented). The Aberdeen Dynamic Dividend Fund has a contractual expense waiver that continues through May 4, 2020.. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

4	Semi-Annual Report 2018

Aberdeen Dynamic Dividend Fund (continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Apple, Inc.	1.80%
2.	Intel Corp.	1.54%
3.	Delta Air Lines, Inc.	1.42%
4.	Franklin Resources, Inc.	1.31%
5.	Leidos Holdings, Inc.	1.22%
6.	Canadian Pacific Railway, Ltd.	1.21%
7.	Andeavor	1.21%
8.	FedEx Corp.	1.18%
9.	NextEra Energy, Inc.	1.14%
10.	Shire PLC	1.14%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 04/30/18 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmark, the MSCI All Country World Index. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

2018 Semi-Annual Report	5

Aberdeen Dynamic Dividend Fund (concluded)

Commentary

Fund and benchmark returns

The Aberdeen Dynamic Dividend Fund (Institutional Class shares net of fees) returned 4.95% for the six-month period ended April 30, 2018, versus the 3.56% return of its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Global Equity Income Funds (comprising 55 funds), as measured by Lipper, Inc., was 1.95%.

Global equities rose during the six-month period ended April 30, 2018, buoyed by investors’ optimism over corporate earnings driven by an ongoing global economic growth recovery. Jay Powell’s appointment as U.S. Federal Reserve chair in February 2018 suggested continuity in the gradual normalization of monetary policy. China was boosted by mostly resilient growth, heralded in the widely watched National Party Congress* in October 2017, and a sharp rise in internet stocks. President Xi Jinping consolidated his power, as the government abolished the two-term presidency limit, allowing him to remain at the helm indefinitely. Oil prices climbed, with Brent crude inching towards US$80 a barrel by the end of the reporting period.

Global market volatility staged a comeback in the second half of the reporting period on fears that rising inflation could prompt more aggressive interest-rate hikes. U.S. President Donald Trump’s protectionist policies also caused uneasiness, particularly after his administration began threatening import tariffs. This action sparked escalating trade tensions with China, but began to dissipate by the end of the reporting period. A historic peace treaty between North and South Korea, which officially ended the Korean War, also lifted investor sentiment.

At the individual stock level, the Fund’s holding in Andeavor Logistics LP was a key contributor to relative performance. Marathon Petroleum Corp. (which the Fund does not hold) announced its intention to purchase Andeavor to form the largest independent refiner in the U.S. The position in engineering firm GKN PLC also bolstered Fund performance as its shares rose after Melrose Industries launched a hostile takeover of the company. Similarly, the Fund’s position in CSRA Inc. also contributed to performance after General Dynamics Corporation acquired the IT services provider.

Conversely, the holding in Colony NorthStar Inc. was a key detractor from Fund performance. The global real estate and investment management firm’s results for the fourth quarter of its 2017 fiscal year generally did not meet the market’s expectations and the company significantly cut its dividend. We subsequently exited the Fund’s position in Colony NorthStar Inc. Shares of the Fund’s holding in CCR, the Brazilian toll road operator, declined after corruption allegations against the company surfaced. Additionally, investors were frustrated that the capital raised in the company’s secondary offering in February 2017, has not been invested. Finally, the position in Newell Brands weighed on Fund performance after the consumer products maker reported relatively disappointing earnings for the fourth quarter of its 2017 fiscal year as its revenue growth generally did not meet the market’s expectations. During the reporting period, we continued to hedge a portion of the Fund’s currency exposure to the euro and Hong Kong dollar.

The Fund had no significant exposure to derivatives during the reporting period.

Volatility persists in global stock markets. In our opinion, fears of an impending market crash may be overblown, as macroeconomic indicators continue to point to better economic growth, and corporate earnings have largely been on the uptick. However, we think that it remains important to monitor risks. We believe that global central banks could defy market expectations, and President Trump’s protectionist stance and trade policy-sparring with China could ramp up. We also feel that the European economy may slide back into stagnation as populism gains traction, and China’s rush to revert to old policies of governing may stunt its economic evolution. Despite these uncertainties, we retain conviction in our fundamentals-focused investment process, seeking companies with robust balance sheets and good cash flow that we believe can remain resilient over the long term.

*	The Chinese Communist Party sets its national policy goals and elects its leadership positions at the National Party Congress, which is held every five years.

6	Semi-Annual Report 2018

Aberdeen Income Builder Fund(2)

Comparative Annualized Returns as of 4/30/18 (Unaudited)
	6 Months(3)		1 Year	3 Years	5 Years	Since Inception(4)
Aberdeen Income Builder Fund – Institutional Class	2.15%		8.29%	6.13%	9.53%	11.73%
Aberdeen Income Builder Fund – Class A (Without Load)	2.02%		8.02%	5.88%	9.27%	11.34%
Aberdeen Income Builder Fund – Class A (With Load)(5)	-3.86%		1.83%	3.81%	7.98%	10.31%
S&P 500® Index	3.82%		13.27%	10.57%	12.96%	13.16%
Dow Jones Industrial Average	4.51%		18.09%	6.01%	14.56%	13.13%
Lipper Equity Income Funds Average(6)	2.15%		8.57%	7.15%	9.15%	12.04%
Lipper Equity Income Funds Ranking(6)	NA	(7)	342/535	333/454	168/377	162/248
Gross Expense Ratio (Institutional Class): 1.21%(8)
Net Expense Ratio (Institutional Class): 1.21%(8)
Gross Expense Ratio (Class A): 1.46%(8)
Net Expense Ratio (Class A): 1.46%(8)

(1)	The Aberdeen Income Builder Fund (the “Fund”) acquired all of the assets and liabilities of the Alpine Rising Dividend Fund (the “Predecessor Fund”), a series of Alpine Series Trust, in connection with a reorganization that occurred as of the close of business on May 4, 2018. The Predecessor Fund operated as a series of Alpine Series Trust before the closing of the reorganization. The returns presented for the Fund reflect the performance of the Predecessor Fund. As the result of the reorganization, the Fund adopted the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.
(2)	Effective September 9, 2015 the Fund’s name was changed from the Alpine Accelerating Dividend Fund to Alpine Rising Dividend Fund.
(3)	Not annualized.
(4)	Institutional Class shares commenced on November 5, 2008 and Class A shares commenced on December 30, 2011. Returns for indices are since November 5, 2008.
(5)	Returns have been adjusted to reflect Maximum Sales Charge of 5.75%.
(6)	The since inception data represents the period beginning November 6, 2008 (Institutional Class only).
(7)	FINRA does not recognize rankings for less than one year.
(8)	As disclosed in the Predecessor Fund’s prospectus dated February 28, 2018.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.75%. Performance for the Class A shares without sales charges does not reflect this load.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends. The Dow Jones Industrial Average is a price-weighted average of 30 blue chip stocks that are generally the leaders in their industry. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Equity Income Funds Average is an average of funds that seek relatively high current income and income growth through investing 60% or more of their respective portfolios in equities. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500® Index, the Dow Jones Industrial Average, and the Lipper Equity Income Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Equity Income Funds Average reflects fees charged by the underlying funds. The performance for the Aberdeen Income Builder Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Aberdeen Income Builder Fund has a contractual expense waiver that continues through May 4, 2020. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

2018 Semi-Annual Report	7

Aberdeen Income Builder Fund (continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Apple, Inc.	3.18%
2.	Microsoft Corp.	3.03%
3.	Texas Instruments, Inc.	2.57%
4.	Johnson & Johnson	2.56%
5.	Pfizer, Inc.	2.22%
6.	JPMorgan Chase & Co.	2.09%
7.	Lowe’s Cos., Inc.	2.09%
8.	Aetna, Inc.	1.99%
9.	Cisco Systems, Inc.	1.97%
10.	Raytheon Co.	1.87%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 04/30/18 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks, the S&P 500® Index. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

8	Semi-Annual Report 2018

Aberdeen Income Builder Fund (concluded)

Commentary

The Aberdeen Income Builder Fund (Institutional Class shares net of fees) returned 2.15% for the six-month period ended April 30, 2018, versus the 3.82% return of its benchmark, the Standard & Poor’s (S&P) 500 Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Equity Income Funds (comprising 238 funds), as measured by Lipper, Inc., was 2.07%.

Global equities rose during the six-month period ended April 30, 2018, buoyed by investors’ optimism over corporate earnings driven by an ongoing global economic growth recovery. Jay Powell’s appointment as U.S. Federal Reserve chair in February 2018 suggested continuity in the gradual normalization of monetary policy. China was boosted by mostly resilient economic growth, heralded in the widely watched National Party Congress* in October 2017, and a sharp rise in internet stocks. President Xi Jinping consolidated his power, as the government abolished the two-term presidency limit, allowing him to remain at the helm indefinitely. Oil prices climbed, with Brent crude inching towards US$80 a barrel by the end of the reporting period.

Global market volatility staged a comeback in the second half of the reporting period on fears that rising inflation could prompt more aggressive interest-rate hikes. U.S. President Donald Trump’s protectionist policies also caused uneasiness, particularly after his administration began threatening import tariffs. This action sparked escalating trade tensions with China, but began to dissipate by the end of the reporting period. A historic peace treaty between North and South Korea, which officially ended the Korean War, also lifted investor sentiment

The Fund’s underperformance relative to its benchmark, the S&P 500 Index, for the reporting period was attributable mainly stock selection in the consumer discretionary, real estate and information technology sectors. The largest detractors among individual holdings were global real estate and investment management firm Colony NorthStar Inc., diversified media company Comcast Corp., and enterprise software company Oracle Corp.

Shares of Colony NorthStar Inc. fell sharply in March 2018, when the company announced a surprisingly large dividend cut as well as generally disappointing earnings for the fourth quarter of its 2017 fiscal year. It appears that the tri-party merger with NorthStar Asset Management and NorthStar Realty Finance has been more challenging than management had anticipated. Fears of “cord-cutting,” along with an unexpected unsolicited offer to acquire Sky PLC, pressured shares of Comcast Corp. during the reporting period. Sky had previously received a merger offer from Twenty-First Century Fox, which subsequently agreed to be acquired by Disney. Oracle Corp.’s stock price declined in March 2018, after the company’s fourth-quarter 2017 results generally did not meet the market’s expectations. Oracle Corp. reported year-over-year deceleration in cloud revenue growth; the company’s cloud business appears to be growing more slowly than that of its larger competitors.

On the positive side, Fund performance was bolstered by positions in the consumer staples, industrials, and materials sectors. The primary individual stock contributors included networking equipment manufacturer Cisco Systems Inc., IT services provider CSRA Inc., and hardware and software company Microsoft Corp.

Cisco Systems Inc. reported largely better-than-expected results and a positive business outlook during the reporting period. Shares of IT services company CSRA Inc. rose sharply after it was acquired by General Dynamics Corp. in early April 2018. Microsoft Corp.’s stock price rallied during the reporting period along with its peers in the technology sector as its revitalization plan under its new chief executive officer continued to take hold and its cloud-computing business continued to show significant growth.

The Fund had no significant exposure to derivatives during the reporting period.

Volatility persists in global stock markets. In our opinion, fears of an impending market crash may be overblown, as macroeconomic indicators continue to point to better economic growth, and corporate earnings have largely been on the uptick. However, we believe that it remains important to monitor risks. We believe that global central banks could defy market expectations, and President Trump’s protectionist stance and trade policy-sparring with China could ramp up. We also believe that the European economy could slide back into stagnation as populism gains traction, and China’s rush to revert to old policies of governing may stunt its economic evolution. Despite these uncertainties, we retain conviction in our fundamentals-focused investment process, seeking companies with robust balance sheets and good cash flow that we believe can remain resilient over the long term.

*	The Chinese Communist Party sets its national policy goals and elects its leadership positions at the National Party Congress, which is held every five years.

2018 Semi-Annual Report	9

FIXED INCOME MANAGER REPORTS

Aberdeen Ultra Short Municipal Income Fund

Aberdeen High Yield Managed Duration Municipal Fund

10	Semi-Annual Report 2018

Aberdeen Ultra Short Municipal Income Fund(1)

Comparative Annualized Returns as of 4/30/18 (Unaudited)
	6 Months(2)		1 Year	3 Years	5 Years	10 Years	Since Inception(3)
Aberdeen Ultra Short Municipal Income Fund – Institutional Class	0.62%		1.09%	0.81%	0.69%	1.34%	2.03%
Aberdeen Ultra Short Municipal Income Fund – Class A (without load)	0.50%		0.84%	0.52%	0.42%	1.09%	1.58%
Aberdeen Ultra Short Municipal Income Fund – Class A (with load)(4)	-3.79%		-3.47%	-0.93%	-0.45%	0.64%	1.26%
Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index	-0.10%		0.36%	0.63%	0.63%	1.33%	1.78%
Lipper Short Municipal Debt Funds Average(5)	-0.31%		0.35%	-0.47%	0.44%	1.28%	1.65%
Lipper Short Municipal Debt Funds Ranking – Institutional Class(5)	NA	(6)	6/110	11/95	18/84	26/53	7/33
Gross Expense Ratio (Institutional Class): 0.65%(7)
Net Expense Ratio (Institutional Class): 0.45%(7)
Gross Expense Ratio (Class A): 0.90%(7)
Net Expense Ratio (Class A): 0.70%(7)

(1)	The Aberdeen Ultra Short Municipal Income Fund (the “Fund”) acquired all of the assets and liabilities of the Alpine Ultra Short Municipal Income Fund (the “Predecessor Fund”), a series of Alpine Income Trust, in connection with a reorganization that occurred as of the close of business on May 4, 2018. The Predecessor Fund operated as a series of Alpine Income Trust before the closing of the reorganization. The returns presented for the Fund reflect the performance of the Predecessor Fund. As the result of the reorganization, the Fund adopted the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.
(2)	Not annualized.
(3)	Institutional Class shares commenced on December 5, 2002 and Class A shares commenced on March 30, 2004. Returns for indices are since December 5, 2002.
(4)	Returns have been adjusted to reflect Maximum Sales Charge of 0.50%.
(5)	The since inception data represents the period beginning December 31, 2002.
(6)	FINRA does not recognize rankings for less than one year.
(7)	As disclosed in the Predecessor Fund’s prospectus dated February 28, 2018.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance for the Class A with sales charge reflects a maximum sales charge of 0.50%. Performance for the Class A shares without sales charges does not reflect this load.

Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index is a total return benchmark of BAA3 ratings or better designed to measure returns for tax exempt assets. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Short Municipal Debt Funds Average is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index and the Lipper Short Municipal Debt Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Short Municipal Debt Funds Average reflects fees charged by the underlying funds. The performance for the Aberdeen Ultra Short Municipal Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Aberdeen Ultra Short Municipal Income Fund has a contractual expense waiver that continues through May 4, 2020. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower. The Adviser has also voluntarily waived a portion of the expenses for the Aberdeen Ultra Short Municipal Income Fund. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

2018 Semi-Annual Report	11

Aberdeen Ultra Short Municipal Income Fund (continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Mississippi Business Finance Corp., PSL-North America LLC Project, 4.32%, 11/01/2032 (Putable on 05/03/2018)	6.31%
2.	Chicago Board of Education, 2.20%, 03/01/2034 (Putable on 05/03/2018)	4.44%
3.	Iowa Finance Authority Revenue, 1.81%, 12/01/2047 (Putable on 05/02/2018)	3.01%
4.	Phoenix Industrial Development Authority, Solid Waste Revenue, Republic Services, Inc. Project, 1.65%, 12/01/2035 (Putable on 05/01/2018)	3.01%
5.	Lewiston-Porter Central School District, Bond Anticipation Notes, 2.00%, 06/14/2018	2.50%
6.	West Virginia Economic Development Authority, Appalachian Power Co., 1.89%, 02/01/2036 (Putable on 05/03/2018)	2.41%
7.	Florida Development Finance Corp., Healthcare Facilities Revenue, UF Health-Jacksonville Project, 2.66%, 02/01/2029 (Putable on 05/03/2018)	2.39%
8.	Wisconsin Public Finance Authority, 1.60%, 10/01/2025 (Putable on 05/01/2018)	2.10%
9.	County of Clinton, Bond Anticipation Notes, 2.38%, 06/08/2018	2.04%
10.	Gainesville & Hall County Hospital Authority, Northeast Georgia Health System, Inc. Project, 2.10%, 02/15/2047 (Putable on 05/03/2018)	2.00%

*	Portfolio holdings and sector distributions are as of 04/30/18 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

(1)	Amount is less than 0.05%.

12	Semi-Annual Report 2018

Aberdeen Ultra Short Municipal Income Fund (continued)

Value of a $1,000,000 Investment (Unaudited)

[

This chart represents a comparison of a hypothetical $250,000 investment in the Fund versus a similar investment in the Fund’s benchmark, the Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Credit Quality Allocation (As of 4/30/2018)
AAA	0.29%
AA	20.55%
A	34.41%
BBB	24.45%
Not Rated	20.30%

Bond Credit Quality-Reflects the higher of the ratings of S&P Global Ratings; Moody’s Investors Service, Inc. or Fitch, Inc. Ratings are relative, subjective and not absolute standards of quality, represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO), and are adjusted to the S&P scale shown. Ratings are measured using a scale that typically ranges from AAA (highest) to D (lowest). The security’s credit rating does not eliminate risk. The table excludes equity securities, cash and cash equivalents. For more information about securities ratings, please see the Fund’s Statement of Additional Information. Additional information on ratings methodologies are available by visiting the NRSRO websites; www.standardandpoors.com, www.moodys.com, and www.fitchratings.com.

2018 Semi-Annual Report	13

Aberdeen Ultra Short Municipal Income Fund (continued)

Commentary

The Aberdeen Ultra Short Municipal Income Fund (Institutional Class shares net of fees) returned 0.62% for the six-month period ended April 30, 2018, versus the -0.10% return of its benchmark, the Bloomberg Barclays Municipal Bond 1 Year (1-2) Index. For broader comparison, the average return of the Fund’s peer category of Short Municipal Debt Funds (comprising 44 funds), as measured by Lipper, Inc., was -0.20% for the period.

Over the reporting period, the Fund’s effective average maturity increased slightly to 33 days versus the average maturity of 32 days October 31, 2017. Given the municipal market sell-off in the short end of the municipal bond curve, this low average maturity, compared to the 1.37-year average maturity if its benchmark, the Bloomberg Barclays Municipal Bond 1 Year (1-2) Index, enabled the Fund to maintain a relatively stable net asset value (NAV). Throughout the reporting period, we maintained the Fund’s relatively high exposure to variable-rate demand notes (VRDNs), ending the period at 60.8% of net assets, while we concurrently continued to roll its investments in municipal notes and municipal bonds into higher-yielding securities as these positions matured.

We had expected two benchmark interest-rate increases from the U.S. Federal Reserve (Fed) over the six-month reporting period and believed that VRDNs would be among the first issues to realize increased yields while simultaneously helping to improve the stability of the Fund’s NAV. Additionally, the Fund’s NAV experienced relatively low volatility throughout the reporting period. In contrast, the benchmark experienced a principal loss (excluding interest payments) of 2.4% over the period.

The Fund’s performance relative to the benchmark for the reporting period was bolstered mainly by holdings in BBB rated1 and A rated securities, as the spread compression2 seen in the second half of the Fund’s 2017 fiscal year continued throughout the first half of its 2018 fiscal year. Despite the outperformance of lower-investment-grade3 securities over the reporting period, we do not expect to dramatically change the Fund’s credit quality going forward. During the reporting period, we increased the Fund’s exposure to both BBB rated and non-rated credits that carry underlying investment-grade ratings, while decreasing the exposure to A and AA rated positions. We currently feel comfortable with the Fund’s credit mix.

The short end of the municipal bond curve saw yields spike throughout the reporting period, as the Fed raised its benchmark federal funds rate in two increments of 25 basis points (bps). The period saw the largest six-month move in interest rates since the Fed began tightening monetary policy in December 2015, with yields on the Bloomberg Valuation (BVAL) Municipal Benchmark 6M Index4 increasing from 0.93% to 1.68%, while the BVAL Muni Benchmark 1Y Index5 rising from 0.99% to 1.76% at the end the period. Despite the dramatic sell-off at the short end of the municipal bond curve, the Fund experienced relatively low movement in NAV. A major contributor to the stability of the Fund’s NAV over the reporting period was the position in VRDNs, which comprised 60.8% of the Fund’s net assets as these issues trade at par value and do not fluctuate.

We continue to invest in three- to twelve-month put bonds6 and municipal notes as these securities sometimes offer higher yields compared to VRDNs, along with a relatively low volatility of price movement due to their short maturities. The largest holdings in these types of securities include waste management services providers Republic Services Inc. and Waste Management Inc. Both issuers offer what we believe are attractive yields and have experienced improving credit quality over the past several years.

[1]

Standard & Poor’s (S&P), Moody’s and Fitch’s credit ratings express the respective agencies’ opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D (Aaa to C for Moody’s) to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

[2]

When a bond price rises, its yield declines. The spread on bonds is usually expressed as the difference between bonds of the same maturity but different credit quality. Spread compression occurs when the yield on a previously higher-yielding bond comes down due to strong demand.

[3]

Companies whose bonds are rated as “investment-grade” have a lower chance of defaulting on their debt than those rated as “non-investment grade.” These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.

[4]

The BVAL Municipal Benchmark 6M Index tracks the performance of the six-month maturity point on the BVAL Muni AAA Benchmark Yield Curve, which is the baseline curve for BVAL tax-exempt municipal securities. It is populated with high-quality U.S. municipal bonds with an average rating of AAA from Moody’s and S&P.

[5]	The BVAL Muni Benchmark 1Y Index tracks the performance of the one-year maturity point on the BVAL Muni AAA Benchmark Yield Curve.

[6]	A put bond permits the bondholder to force the issuer to repurchase the security at specified dates before maturity. The repurchase price is set at the time of issue and is usually at par value.

14	Semi-Annual Report 2018

Aberdeen Ultra Short Municipal Income Fund (concluded)

At the end of the reporting period on April 30, 2018, the Fund’s holdings in Puerto Rico comprised less than 1% of net assets. Furthermore, all of the holdings benefit from insurance from Assured Guaranty, a monoline insurer that we believe is of high quality AA rated by Standard and Poor’s), and is well-capitalized for the Fund’s current maturity profile of 2018 or earlier.

In our opinion, a continuation of Fed policy tightening, mixed economic data both domestically and abroad, and geopolitical risk surrounding North Korea and Iran may continue to increase market volatility in the short end of the municipal yield curve. Therefore, we remain cautious in our investment approach going forward. In addition to maintaining a high level of liquidity and higher credit-quality names, we intend to retain the Fund’s underweight duration relative to the benchmark Bloomberg Barclays Municipal Bond 1 Year (1-2) Index. Furthermore, with credit concerns regarding current fiscal conditions in Illinois, New Jersey, Connecticut and Pennsylvania, we are monitoring the markets closely and will continue to invest in ways that we believe will minimize the impact to the Fund’s NAV while concurrently seeking to provide shareholders with a high level of tax-exempt income.

2018 Semi-Annual Report	15

Aberdeen High Yield Managed Duration Municipal Fund(1)

Comparative Annualized Returns as of 4/30/18 (Unaudited)
	6 Months(2)		1 Year	3 Years	Since Inception(3)
Aberdeen High Yield Managed Duration Municipal Fund – Institutional Class	0.79%		2.62%	2.66%	3.60%
Aberdeen High Yield Managed Duration Municipal Fund – Class A (Without Load)	0.67%		2.46%	2.41%	3.35%
Aberdeen High Yield Managed Duration Municipal Fund – Class A (With Load)(4)	-3.57%		-1.87%	0.93%	2.45%
S&P Municipal Bond Short Intermediate Index	-1.22%		-0.22%	1.04%	1.39%
Bloomberg Barclays Municipal Bond: High Yield (non-Investment Grade) Index	2.61%		5.79%	4.89%	3.98%
Lipper High Yield Municipal Debt Funds Average(5)	1.03%		4.19%	3.80%	3.82%
Lipper High Yield Municipal Debt Funds Ranking(5)	NA	(5)	149/167	116/134	NA
Gross Expense Ratio (Institutional Class): 0.84%(7)
Net Expense Ratio (Institutional Class): 0.65%(7)
Gross Expense Ratio (Class A): 1.09%(7)
Net Expense Ratio (Class A): 0.90%(7)

(1)	The Aberdeen High Yield Managed Duration Municipal Fund (the “Fund”) acquired all of the assets and liabilities of the Alpine High Yield Managed Duration Municipal Fund (the “Predecessor Fund”), a series of Alpine Income Trust, in connection with a reorganization that occurred as of the close of business on May 4, 2018. The Predecessor Fund operated as a series of Alpine Income Trust before the closing of the reorganization. The returns presented for the Fund reflect the performance of the Predecessor Fund. As the result of the reorganization, the Fund adopted the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.
(2)	Not annualized.
(3)	The Predecessor Fund commenced on May 31, 2013. Returns for indices are since May 31, 2013.
(4)	Returns have been adjusted to reflect Maximum Sales Charge of 4.25%.
(5)	The since inception data represents the period beginning May 31, 2013.
(6)	FINRA does not recognize rankings for less than one year.
(7)	As disclosed in the Predecessor Fund’s prospectus dated February 28, 2018.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Returns for the Class A shares with sales charge reflect a maximum sales charge of 4.25%. Performance for the Class A shares without sales charges does not reflect this load.

The S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of up to, but not including, eight years as measured from the Rebalancing Date. The Bloomberg Barclays Municipal Bond: High Yield (non-Investment Grade) Index is the Municipal High Yield component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper High Yield Municipal Debt Funds Average is an unmanaged index that tracks funds that invest in funds that typically invest 50% or more of their assets in municipal debt issues rated BBB or less. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the period shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Bloomberg Barclays Municipal Bond: High Yield (non-Investment Grade) Index and the Lipper High Yield Municipal Debt Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper High Yield Municipal Debt Funds Average reflects fees charged by the underlying funds.

The performance for the Aberdeen High Yield Managed Duration Municipal Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index. Expense ratios reflect the ratios reported in the Fund’s most recent prospectus. The Aberdeen High Yield Managed Duration Municipal Fund has a contractual expense waiver that continues through May 4, 2020. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower. The Adviser has also voluntarily waived a portion of the expenses for the Aberdeen High Yield Managed Duration Municipal Fund. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

16	Semi-Annual Report 2018

Aberdeen High Yield Managed Duration Municipal Fund (continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Port of Corpus Christi Authority of Nueces County, Solid Waste Disposal, Flint Hills Resources LP, West Plant Project	2.45%
2.	Mississippi Business Finance Corp., PSL-North America LLC Project, 4.32%, 11/01/2032 (Putable on 05/03/2018)	2.36%
3.	Village of Johnson City, 4.00%, 10/04/2018	1.74%
4.	Commonwealth of Puerto Rico, Public Improvement Bonds, 5.50%, 07/01/2018	1.60%
5.	Puerto Rico Public Buildings Authority, 6.00%, 07/01/2023	1.50%
6.	Texas Municipal Gas Acquisition & Supply Corp. I, Sr. Lien, 6.25%, 12/15/2026	1.48%
7.	Pennsylvania Economic Development Financing Authority, Colver Project, 5.00%, 12/01/2037 (Putable on 09/01/2020)	1.47%
8.	California Pollution Control Financing Authority, Solid Waste Disposal Revenue, 7.00%, 07/01/2022	1.46%
9.	Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility, Buckingham Senior Livng Community, Inc. Project, 5.63%, 11/15/2024	1.45%
10.	Buckeye Tobacco Settlement Financing Authority, 5.13%, 06/01/2024	1.39%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 04/30/18 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

(1)	Amount is less than 0.05%.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $250,000 investment in the Fund versus a similar investment in the Fund’s primary benchmark, the S&P Municipal Bond Short Intermediate Index and the Fund’s secondary benchmark, the Bloomberg Barclays Municipal Bond: High Yield (Non-Investment Grade) Index. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

2018 Semi-Annual Report	17

Aberdeen High Yield Managed Duration Municipal Fund (continued)

Commentary

The Aberdeen High Yield Managed Duration Municipal Fund (Institutional Class shares net of fees) returned 0.79% for the six-month period ended April 30, 2018, versus the respective -1.22% and 2.61% returns of its benchmarks, the Standard & Poor’s (S&P) Municipal Bond Short-Intermediate Index, and the Bloomberg Barclays Municipal Bond: High Yield (Non-Investment Grade) Index. For broader comparison, the average return of the Fund’s peer category of High Yield Municipal Debt Funds (comprising 64 funds), as measured by Lipper, Inc., was 0.91% for the period.

Over the reporting period, The U.S. Federal Reserve’s (Fed’s) actions were a key driver of the municipal market performance. During that time, the Fed raised interest rates in two 25-basis point (bps) increments to a range of 1.50%-1.75% reflecting the Fed Board of Governors’ rising concerns around potential inflationary pressures building in the U.S. economy. In response, the U.S. Treasury and the municipal market (MMD) yield curves shifted upward and flattened with short- and intermediate-duration maturities underperforming the most. In turn, higher rates resulted in negative returns for the benchmark Bloomberg Barclays Municipal Bond Index for four out of the six months within the reporting period. Over the same time, municipal credit spreads rallied as investors remained sanguine about credit risk; however, spread-tightening overall wasn’t enough to fully offset the negative impact from rising interest rates. Additionally, over the period, municipal yields have cheapened relative to equivalent-duration1 Treasuries, as described by MMD/Treasury ratios.2 However, despite the cheapening, the MMD/Treasury ratio remained low by historical standards. It is generally believed that strong investor demand for tax-efficient yields and a gradual shift away from riskier assets are some of the reasons behind the historically low MMD/Treasury ratios.

The U.S. economy continued to expand at a healthy rate over the six-month reporting period, although a moderation in the growth rate of the economy occurred in the first quarter of 2018. The gross domestic product (GDP) growth decelerated to an annualized rate of 2.3% year over year from 2.9% in the fourth quarter of 2017. However, consumer confidence remains robust, the labor market continues to create jobs, wages are rising – albeit at a modest rate – and lower taxes are adding marginal dollars to workers’ paychecks relative to last year.

During the second half of the reporting period, the Fund’s average weighted maturity increased/decreased from 4.18 to 4.xx years and the effective duration rose/declined from 2.53 to 2.xx years. The Fund’s effective duration is shorter than that of the Bloomberg Barclays Municipal Bond: High Yield (Non-Investment Grade) Index and the S&P Municipal Bond Short-Intermediate Index. We maintained the Fund’s barbell strategy2 during the period and currently expect to maintain this fund structure during the first half of fiscal year 2019. In our opinion, this strategy should enable the Fund to deliver what we believe is an attractive income stream while helping to minimize duration risk in this currently volatile market.

Positive contributors to the Fund’s total return during the reporting period included short-duration callable municipal bonds and short-duration notes. We believe that investing in these types of securities provides the potential to both maximize the Fund’s yield and reduce volatility if these bonds are not redeemed early by the issuer. Other contributors to Fund performance during the reporting period included the exposure to tobacco, general obligation and resource recovery bonds. In our view, tobacco bonds have been one of the most attractive areas of the high-yield municipal sector, as investors are attracted to both their high level of liquidity and relatively high yield. Despite this sector’s solid performance, we have been cautious when adding to the Fund’s existing positions as the sector historically has been quite volatile and has become more expensive.

The Fund’s total return for the reporting period was hampered by holdings in continuing care retirement communities (CCRCs) and natural gas securities. We continued to seek CCRC bonds that have call provisions that allow us to receive some or all of the principal back prior to their maturity.

The Fund’s exposure to bonds from the Commonwealth of Puerto Rico increased to 7.7% from 6.8% over the reporting period. We continue to find what we believe is significant value in some AA and Baa rated3 Puerto Rico securities enhanced by bond insurance from financially healthy bond insurers. All of the Fund’s current holdings from Puerto Rico are fully insured by Assured Guaranty or National Public Finance Guarantee Corporation, both of which have strong financial claims paying reserves, in our opinion. Additionally, all Puerto Rico bonds owned by the Fund were paid on time and in full by the respective bond insurers during the period.

We maintain our view that the policies of the administration of President Donald Trump may lead to higher inflation and economic growth prospects as a result of fiscal stimulus measures, as well as tax reform and reduced regulation that the administration continues to implement. We believe that the Trump administration’s pro-growth policies, combined with the Fed’s guidance of two additional federal funds hikes over the remainder of 2018 will keep the municipal market volatile across the municipal curve. Therefore, we will remain cautious in our investment approach during the next several months but plan to capitalize on any positive developments. We expect to maintain a relatively healthy level of liquidity and anticipate retaining the Fund’s underweight duration relative to the benchmark, while maintaining the Fund’s credit quality. We believe that credit selection will be a key component to providing alpha4 to the Fund’s shareholders.

We have continued credit concerns in pockets of the municipal market, including budgetary stress and large unfunded pension obligation issues for the states of Illinois and Connecticut, City of Chicago, and Commonwealth of Puerto Rico. We believe that the expectations for continued favorable performance in the equity

18	Semi-Annual Report 2018

Aberdeen High Yield Managed Duration Municipal Fund (continued)

markets during 2018 should help to mitigate somewhat the underfunding of pension liabilities in the municipal space. We are closely monitoring the developments in these areas, as well as the fixed-income market in general. We will continue to invest in an effort to provide shareholders with a high level of tax-exempt income while seeking to protect net asset value volatility.

[1]	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

[2]

A barbell strategy comprises investments in short- and long-duration bonds, but excludes intermediate-duration securities. This strategy is useful when interest rates are rising; as the short-term bonds mature, they are rolled over to higher-yielding issues.

[3]

Standard & Poor’s (S&P), Moody’s and Fitch’s credit ratings express the respective agencies’ opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D (Aaa to C for Moody’s) to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

[4]	Alpha is a measure of performance that takes the volatility of a mutual fund and compares its risk-adjusted performance to a benchmark index.

2018 Semi-Annual Report	19

Aberdeen High Yield Managed Duration Municipal Fund (concluded)

Credit Quality Allocation (As of 4/30/2018)
AAA	0.09%
AA	6.44%
A	8.74%
BBB	25.90%
BB	20.25%
B	7.79%
CCC	0.23%
Not Rated	30.56%

Bond Credit Quality-Reflects the higher of the ratings of S&P Global Ratings; Moody’s Investors Service, Inc. or Fitch, Inc. Ratings are relative, subjective and not absolute standards of quality, represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO), and are adjusted to the S&P scale shown. Ratings are measured using a scale that typically ranges from AAA (highest) to D (lowest). The security’s credit rating does not eliminate risk. The table excludes equity securities, cash and cash equivalents. For more information about securities ratings, please see the Fund’s Statement of Additional Information. Additional information on ratings methodologies are available by visiting the NRSRO websites; www.standardandpoors.com, www.moodys.com, and www.fitchratings.com.

20	Semi-Annual Report 2018

Schedule of Portfolio Investments

April 30, 2018 (Unaudited)

Aberdeen Dynamic Dividend Fund

Security Description	Shares	Value
COMMON STOCKS (96.7%)
Aerospace & Defense (0.6%)
Raytheon Co.	4,400	$901,736
Air Freight & Logistics (1.2%)
FedEx Corp.	7,700	1,903,440
Airlines (2.4%)
Delta Air Lines, Inc.	43,700	2,282,014
Japan Airlines Co., Ltd.	41,000	1,618,043
		3,900,057
Auto Components (1.0%)
Aptiv PLC	18,900	1,598,562
Banks (11.6%)
Banco Bilbao Vizcaya Argentaria SA	206,500	1,671,009
Bank of America Corp.	61,200	1,831,104
BNP Paribas SA	21,800	1,682,944
China Construction Bank Corp. — Class H	1,378,000	1,443,673
Citigroup, Inc.	23,400	1,597,518
Citizens Financial Group, Inc.	40,200	1,667,898
Intesa Sanpaolo SpA	468,800	1,783,294
Mediobanca Banca di Credito Finanziario SpA	106,500	1,290,515
Mitsubishi UFJ Financial Group, Inc.	263,900	1,768,484
Swedbank AB — A Shares	44,300	962,341
The PNC Financial Services Group, Inc.	11,200	1,630,832
Wells Fargo & Co.	23,800	1,236,648
		18,566,260
Beverages (1.1%)
Dr Pepper Snapple Group, Inc.	14,300	1,715,428
Biotechnology (1.1%)
Shire PLC — ADR	11,500	1,833,445
Capital Markets (5.4%)
Ares Capital Corp.	99,900	1,602,396
BrightSphere Investment Group PLC	53,300	808,561
Deutsche Boerse AG	10,700	1,439,032
Evercore, Inc. — Class A	14,700	1,488,375
Franklin Resources, Inc.	62,400	2,099,136
The Blackstone Group LP	39,000	1,207,050
		8,644,550
Chemicals (1.7%)
Huntsman Corp.	39,000	1,161,030
Symrise AG	18,500	1,495,387
		2,656,417
Commercial Services & Supplies (0.7%)
ISS A/S	32,000	1,115,973
Communications Equipment (1.9%)
Cisco Systems, Inc.	38,000	1,683,020
Nokia OYJ	240,000	1,440,051
		3,123,071
Construction & Engineering (2.6%)
Bouygues SA	26,100	1,331,234
China Railway Construction Corp., Ltd. — Class H	932,500	1,104,293
Ferrovial SA	83,000	1,772,809
		4,208,336
Consumer Finance (1.0%)
Discover Financial Services	23,200	1,653,000
Diversified Telecommunication Services (1.6%)
BT Group PLC — SP ADR	48,000	828,000
DNA OYJ	75,000	1,755,251
		2,583,251
Electric Utilities (1.7%)
FirstEnergy Corp.	26,700	918,480
NextEra Energy, Inc.	11,200	1,835,792
		2,754,272
Electrical Equipment (1.1%)
Melrose Industries PLC	543,974	1,705,711
Electronic Equipment, Instruments & Components (0.9%)
TE Connectivity, Ltd.	16,400	1,504,700
Energy Equipment & Services (1.4%)
Helmerich & Payne, Inc.	13,400	931,970
Schlumberger, Ltd.	18,000	1,234,080
		2,166,050
Equity Real Estate Investment (2.7%)
CyrusOne, Inc.	23,000	1,232,570
LaSalle Logiport REIT	1,600	1,642,936
The Geo Group, Inc.	65,000	1,462,500
		4,338,006
Food Products (2.8%)
Nestle SA	21,000	1,626,872
Nomad Foods, Ltd. (a)	102,200	1,685,278
The J.M. Smucker Co.	10,400	1,186,432
		4,498,582
Health Care Equipment & Supplies (1.8%)
Medtronic PLC	18,800	1,506,444
Zimmer Biomet Holdings, Inc.	12,400	1,428,108
		2,934,552
Health Care Providers & Services (4.3%)
Aetna, Inc.	6,100	1,092,205
CVS Health Corp.	24,800	1,731,784
McKesson Corp.	5,200	812,292
UnitedHealth Group, Inc.	7,000	1,654,800
Universal Health Services, Inc. — Class B	14,100	1,610,220
		6,901,301
Hotels, Restaurants & Leisure (0.7%)
MGM Resorts International	33,200	1,043,144
Household Durables (2.6%)
Lennar Corp. — Class A	32,500	1,718,925
Newell Brands, Inc.	31,000	856,530
Whirlpool Corp.	10,300	1,595,985
		4,171,440

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	21

Schedule of Portfolio Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Dynamic Dividend Fund

Security Description	Shares	Value
Household Products (1.1%)
Essity AB — Class B	67,200	$1,704,539
Independent Power and Renewable Electricity Producers (0.5%)
NRG Yield, Inc. — Class A	47,400	834,714
Insurance (1.8%)
Allianz SE	5,400	1,277,229
American International Group, Inc.	29,900	1,674,400
		2,951,629
Internet Software & Services (0.9%)
Alphabet, Inc. — Class C (a)	1,400	1,424,262
IT Services (1.2%)
Leidos Holdings, Inc.	30,500	1,959,015
Life Sciences Tools & Services (1.0%)
Thermo Fisher Scientific, Inc.	8,000	1,682,800
Machinery (2.2%)
Alstom SA	22,000	1,001,625
CRRC Corp., Ltd. — Class H	894,950	791,028
Snap-on, Inc.	11,900	1,728,475
		3,521,128
Media (1.8%)
Comcast Corp. — Class A	42,000	1,318,380
NOS SGPS SA	265,193	1,576,345
		2,894,725
Metals & Mining (3.5%)
ArcelorMittal-NY Registered (a)	47,400	1,604,016
Randgold Resources, Ltd. — ADR	17,500	1,419,250
Sandfire Resources NL	139,700	826,795
Warrior Met Coal, Inc.	73,900	1,718,175
		5,568,236
Multi-Utilities (1.7%)
CMS Energy Corp.	22,700	1,071,213
Veolia Environnement SA	69,500	1,644,273
		2,715,486
Multiline Retail (1.5%)
Dollar General Corp.	15,600	1,505,868
Target Corp.	13,000	943,800
		2,449,668
Oil, Gas & Consumable Fuels (5.2%)
Andeavor	14,100	1,950,312
BP PLC — SP ADR	39,100	1,743,469
Enbridge, Inc.	37,500	1,135,125
EOG Resources, Inc.	8,900	1,051,713
Kinder Morgan, Inc.	94,000	1,487,080
TOTAL SA — SP ADR	15,000	939,150
		8,306,849
Paper & Forest Products (2.2%)
Fibria Celulose SA — SP ADR	46,500	909,540
Stora Enso OYJ — R Shares	69,500	1,370,860
UPM — Kymmene OYJ	36,000	1,284,537
		3,564,937
Pharmaceuticals (2.3%)
Allergan PLC	6,800	1,044,820
Novartis AG — SP ADR	20,500	1,572,145
Pfizer, Inc.	31,300	1,145,893
		3,762,858
Real Estate Management & Development (1.0%)
Mitsui Fudosan Co., Ltd.	65,000	1,665,003
Road & Rail (2.3%)
Canadian Pacific Railway, Ltd.	10,700	1,952,108
Cosan Logistica SA (a)	550,000	1,711,293
		3,663,401
Semiconductors & Semiconductor Equipment (4.1%)
Applied Materials, Inc.	30,700	1,524,869
Broadcom, Inc.	7,100	1,628,882
Intel Corp.	47,800	2,467,436
SK Hynix, Inc.	12,300	967,321
		6,588,508
Software (1.2%)
Changyou.com, Ltd. — ADR	20,500	390,115
Microsoft Corp.	16,000	1,496,320
		1,886,435
Specialty Retail (2.0%)
Lowe’s Cos., Inc.	17,600	1,450,768
TJX Cos., Inc.	19,900	1,688,515
		3,139,283
Technology Hardware, Storage & Peripherals (3.1%)
Apple, Inc.	17,500	2,892,050
Samsung Electronics Co., Ltd.	525	1,301,269
Western Digital Corp.	10,000	787,900
		4,981,219
Textiles, Apparel & Luxury Goods (0.7%)
Carter’s, Inc.	11,300	1,133,616
Transportation Infrastructure (0.5%)
CCR SA	250,000	853,505
Wireless Telecommunication Services (1.0%)
Vodafone Group PLC	571,900	1,668,924
Total Common Stocks (Cost $128,385,039)		155,342,024
EXCHANGE-TRADED FUNDS (2.0%)
iShares Nasdaq Biotechnology ETF	15,600	1,616,940
SPDR S&P Oil & Gas Exploration & Production ETF	39,500	1,555,510
Total Exchange-Traded Funds (Cost $3,085,874)		3,172,450

The accompanying Notes are an integral part of these Financial Statements.

22	Semi-Annual Report 2018

Schedule of Portfolio Investments (concluded)

April 30, 2018 (Unaudited)

Aberdeen Dynamic Dividend Fund

Security Description	Shares	Value
MONEY MARKET FUNDS (1.6%)
Morgan Stanley Institutional Liquidity Funds — Prime Portfolio, 1.93%	2,611,955	$2,611,955
Total Money Market Funds (Cost $2,613,000)		2,611,955
Total Investments (Cost $134,083,913) (b)—100.3%		161,126,429

Liabilities in Excess of Other Assets—(0.3)%		(438,846)
Total Net Assets—100.0%		$160,687,583

Percentages	are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	See Note 7 for the cost of investments for federal tax purposes.
AB	Aktiebolag is the Swedish equivalent of a corporation.
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ETF	Exchange-Traded Fund
OYJ	Osakeyhtio is the Finnish equivalent of a limited company.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SE	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.
SP ADR	Sponsored American Depositary Receipt
SpA	Societa’ Per Azioni is an Italian shared company.

Forward Currency Contracts

The following forward currency contracts were held as of April 30, 2018

Description	Counterparty	Settlement Date		Currency Sold	Settlement Value in USD	Current Value	Unrealized (Depreciation)
Contracts Sold:
Euro	State Street Bank and Trust Company	06/06/18	EUR	3,900,000	4,674,794	4,721,203	$(46,409)
							$(46,409)

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	23

Schedule of Portfolio Investments

April 30, 2018 (Unaudited)

Aberdeen Income Builder Fund

Security Description	Shares	Value
COMMON STOCKS (88.5%)
Aerospace & Defense (1.9%)
Raytheon Co.	9,000	$1,844,460
Air Freight & Logistics (1.5%)
FedEx Corp.	6,000	1,483,200
Banks (9.6%)
Bank of America Corp.	61,000	1,825,120
Citigroup, Inc.	22,000	1,501,940
Citizens Financial Group, Inc.	44,000	1,825,560
JPMorgan Chase & Co.	19,000	2,066,820
Signature Bank (a)	6,000	762,900
The PNC Financial Services Group, Inc.	10,500	1,528,905
		9,511,245
Beverages (2.5%)
Constellation Brands, Inc. — Class A	5,000	1,165,650
PepsiCo, Inc.	13,000	1,312,220
		2,477,870
Biotechnology (1.6%)
Amgen, Inc.	9,000	1,570,320
Capital Markets (3.1%)
CME Group, Inc.	8,000	1,261,440
Oaktree Capital Group LLC	25,000	987,500
The Blackstone Group LP	25,000	773,750
		3,022,690
Chemicals (1.3%)
Air Products & Chemicals, Inc.	8,000	1,298,320
Communications Equipment (2.0%)
Cisco Systems, Inc.	44,000	1,948,760
Consumer Finance (2.1%)
Discover Financial Services	16,000	1,140,000
Synchrony Financial	29,000	961,930
		2,101,930
Diversified Telecommunication Services (0.7%)
Verizon Communications, Inc.	15,000	740,250
Electric Utilities (1.7%)
NextEra Energy, Inc.	5,500	901,505
Pinnacle West Capital Corp.	10,000	805,000
		1,706,505
Electronic Equipment, Instruments & Components (1.8%)
TE Connectivity, Ltd.	19,000	1,743,250
Energy Equipment & Services (1.3%)
Helmerich & Payne, Inc.	8,000	556,400
Schlumberger, Ltd.	11,000	754,160
		1,310,560
Equity Real Estate Investment (1.6%)
Boston Properties, Inc.	4,000	485,640
Invitation Homes, Inc.	22,000	509,080
Simon Property Group, Inc.	3,500	547,190
		1,541,910

Security Description	Shares	Value
Food & Staples Retailing (0.5%)
Walgreens Boots Alliance, Inc.	7,500	$498,375
Food Products (2.8%)
Conagra Brands, Inc.	41,000	1,519,870
The J.M. Smucker Co.	11,000	1,254,880
		2,774,750
Health Care Equipment & Supplies (1.6%)
Becton, Dickinson & Co.	7,000	1,623,090
Health Care Providers & Services (3.5%)
Aetna, Inc.	11,000	1,969,550
UnitedHealth Group, Inc.	6,500	1,536,600
		3,506,150
Hotels, Restaurants & Leisure (1.5%)
Starbucks Corp.	26,000	1,496,820
Insurance (1.0%)
The Hartford Financial Services Group, Inc.	18,000	969,120
Internet Software & Services (2.9%)
Alphabet, Inc. — Class A (a)	1,400	1,426,012
Alphabet, Inc. — Class C (a)	1,400	1,424,262
		2,850,274
Machinery (2.9%)
Ingersoll-Rand PLC	15,000	1,258,350
Snap-on, Inc.	11,000	1,597,750
		2,856,100
Media (5.5%)
CBS Corp. — Class B	20,000	984,000
Comcast Corp. — Class A	45,000	1,412,550
Entercom Communications Corp. — Class A	100,000	1,015,000
The Walt Disney Co.	10,000	1,003,300
Viacom, Inc. — Class B	33,000	995,280
		5,410,130
Metals & Mining (1.5%)
Nucor Corp.	23,500	1,448,070
Multi-Utilities (1.6%)
CMS Energy Corp.	17,000	802,230
WEC Energy Group, Inc.	12,000	771,360
		1,573,590
Oil, Gas & Consumable Fuels (4.4%)
BP PLC — SP ADR	24,000	1,070,160
Chevron Corp.	8,000	1,000,880
Marathon Petroleum Corp.	8,000	599,280
Occidental Petroleum Corp.	13,000	1,004,380
Phillips 66	6,000	667,860
		4,342,560
Pharmaceuticals (4.8%)
Johnson & Johnson	20,000	2,529,800
Pfizer, Inc.	60,000	2,196,600
		4,726,400

The accompanying Notes are an integral part of these Financial Statements.

24	Semi-Annual Report 2018

Schedule of Portfolio Investments (concluded)

April 30, 2018 (Unaudited)

Aberdeen Income Builder Fund

Security Description	Shares	Value
Road & Rail (1.5%)
CSX Corp.	25,000	$1,484,750
Semiconductors & Semiconductor Equipment (6.9%)
Applied Materials, Inc.	35,000	1,738,450
Broadcom, Inc.	6,000	1,376,520
Intel Corp.	23,500	1,213,070
Texas Instruments, Inc.	25,000	2,535,750
		6,863,790
Software (5.8%)
Microsoft Corp.	32,000	2,992,640
Oracle Corp.	32,000	1,461,440
Symantec Corp.	45,000	1,250,550
		5,704,630
Specialty Retail (3.9%)
Lowe’s Cos., Inc.	25,000	2,060,750
TJX Cos., Inc.	21,000	1,781,850
		3,842,600
Technology Hardware, Storage & Peripherals (3.2%)
Apple, Inc.	19,000	3,139,940
Total Common Stocks (Cost $64,734,220)		87,412,409
EXCHANGE-TRADED FUNDS (5.1%)
Technology Select Sector SPDR Fund	27,000	1,767,420
Vanguard Health Care ETF	10,000	1,549,300
Vanguard Total Stock Market ETF	13,000	1,772,290
Total Exchange-Traded Funds (Cost $4,484,755)		5,089,010
MONEY MARKET FUNDS (6.0%)
Morgan Stanley Institutional Liquidity Funds — Prime Portfolio, 1.93%	5,908,924	5,908,924
Total Money Market Funds (Cost $5,910,929)		5,908,924
Total Investments (Cost $75,129,904) (b)—99.6%		98,410,343

Other Assets in Excess of Liabilities—0.4%		409,665
Total Net Assets—100.0%		$98,820,008

Percentages	are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	See Note 7 for the cost of investments for federal tax purposes.
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	25

Schedule of Portfolio Investments

April 30, 2018 (Unaudited)

Aberdeen Ultra Short Municipal Income Fund

Security Description	Principal Amount	Value
MUNICIPAL BONDS (105.2%)
Alabama (4.1%)
Alabama Housing Finance Authority, Multi-Family Housing, Phoenix Apartments Project — Series A (LOC: Regions Bank) 2.150%, 01/01/2036 (Putable on 05/03/2018) (a)	$3,667,000	$3,667,000
Columbia Industrial Development Board Revenue, Alabama Power Co. Project 1.650%, 06/01/2028 (Putable on 05/01/2018) (a)	1,700,000	1,700,000
Eutaw Industrial Development Board, Mission Power Co. Greene County Project 1.980%, 12/01/2020 (Putable on 05/01/2018) (a)	6,250,000	6,250,000
Health Care Authority for Baptist Health Revenue — Series B (CS: Assured Guaranty Municipal) 2.100%, 11/15/2037 (Putable on 05/04/2018) (a)	1,425,000	1,425,000
Health Care Authority for Baptist Health Revenue — Series B 2.370%, 11/01/2042 (Putable on 05/03/2018) (a)	18,200,000	18,200,000
Tuscaloosa County Industrial Development Authority 2.000%, 09/01/2020 (Putable on 05/02/2018) (a)	7,400,000	7,400,000
West Jefferson Industrial Development Board, Alabama Power Company Miller Plant Project 1.700%, 12/01/2038 (Putable on 05/01/2018) (a)	2,600,000	2,600,000
		41,242,000
Alaska (0.0%) (b)
Alaska Housing Finance Corp. Home Mortgage Revenue (SPA: JPMorgan Chase Bank NA) 1.650%, 06/01/2032 (Putable on 05/01/2018) (a)	370,000	370,000
Arizona (4.5%)
Cochise County Pollution Control Corp. Revenue, Arizona Electric Power Cooperative, Inc. Project 1.600%, 09/01/2024 (Putable on 09/01/2018) (a)	12,700,000	12,694,412
Phoenix Industrial Development Authority, Solid Waste Revenue, Republic Services, Inc. Project 1.650%, 12/01/2035 (Putable on 05/01/2018) (a)	30,000,000	30,000,000
Scottsdale Industrial Development Authority, Hospital Bonds, Scottsdale Healthcare — Series F (CS: Assured Guaranty Municipal) 2.100%, 09/01/2045 (Putable on 05/01/2018) (a)	2,550,000	2,550,000
		45,244,412
Arkansas (2.6%)
Arkansas Development Finance Authority, Health Care Revenue, Baptist Memorial Health Care Corp. 2.380%, 09/01/2044 (Putable on 05/03/2018) (a)	17,037,000	17,037,000
City of Blytheville Revenue, Nucor Corp. Project 1.960%, 01/02/2033 (Putable on 05/02/2018) (a)	8,500,000	8,500,000
		25,537,000
California (7.2%)
California Infrastructure & Economic Development Bank Revenue, Westside Waldorf School Project (LOC: California Bank & Trust) 2.650%, 10/01/2028 (Putable on 05/03/2018) (a)	2,075,000	2,075,000
California Pollution Control Financing Authority — Series 2017, A-1 (CS: Republic Services, Inc.) 1.750%, 11/01/2042 (Putable on 07/16/2018) (a)(c)	7,500,000	7,503,975
California Pollution Control Financing Authority, Solid Waste Disposal Revenue, Republic Services, Inc. Project — Series A 1.650%, 08/01/2023 (Putable on 05/01/2018) (a)(c)	13,500,000	13,500,000
California Statewide Communities Development Authority Industrial Development Revenue — Spratling-Cranor Properties LLC — Series A (LOC: City National Bank) 2.300%, 06/01/2020 (Putable on 05/02/2018) (a)	420,000	420,000
California Statewide Communities Development Authority, Dignity Health Obligation Group — Series F (CS: Assured Guaranty Municipal) 2.030%, 07/01/2040 (Putable on 05/04/2018) (a)	4,225,000	4,225,000
Palomar Pomerado Health Care — Series A, ARN (CS: Assured Guaranty Municipal) 2.200%, 11/01/2036 (Putable on 05/01/2018) (a)	13,075,000	13,075,000
Palomar Pomerado Health Care — Series B, ARN (CS: Assured Guaranty Municipal) 2.200%, 11/01/2036 (Putable on 05/02/2018) (a)	14,850,000	14,850,000
Palomar Pomerado Health Care — Series C, ARN (CS: Assured Guaranty Municipal) 2.220%, 11/01/2036 (Putable on 05/03/2018) (a)	15,975,000	15,975,000
		71,623,975
Connecticut (5.0%)
Capital City Economic Development Authority — Series B (SPA: Bank Of America N.A.) 1.960%, 06/15/2024 (Putable on 05/02/2018) (a)	8,270,000	8,270,000
Capital City Economic Development Authority — Series B (SPA: Bank Of America N.A.) 1.960%, 06/15/2034 (Putable on 05/02/2018) (a)	15,455,000	15,455,000
Hartford County Metropolitan District, Bond Anticipation Notes — Series B 3.000%, 08/01/2018	7,500,000	7,516,125
Long Hill Fire District 2.500%, 11/05/2018	6,100,000	6,117,873

The accompanying Notes are an integral part of these Financial Statements.

26	Semi-Annual Report 2018

Schedule of Portfolio Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Ultra Short Municipal Income Fund

Security Description	Principal Amount	Value
State of Connecticut, General Obligation — Series B 4.000%, 05/15/2018	$5,600,000	$5,604,480
Town of Plymouth 2.500%, 10/24/2018	6,950,000	6,959,522
		49,923,000
Delaware (0.2%)
Sussex County Revenue — Series A (CS: Baywood LLC) 2.170%, 11/01/2027 (Putable on 05/02/2018) (a)	2,400,000	2,400,000
Florida (8.6%)
County of St. Lucie Florida, Solid Waste Disposal, Florida Power & Light Co. 1.650%, 05/01/2024 (Putable on 05/01/2018) (a)	17,560,000	17,560,000
Florida Development Finance Corp., Healthcare Facilities Revenue, UF Health-Jacksonville Project — Series B 2.660%, 02/01/2029 (Putable on 05/03/2018) (a)	23,800,000	23,800,000
Lee County Industrial Development Authority, Florida Light & Power Co. 1.710%, 12/01/2046 (Putable on 05/01/2018) (a)	400,000	400,000
Lee County Industrial Development Authority, Florida Light & Power Co. — Series A 1.710%, 12/01/2046 (Putable on 05/01/2018) (a)	16,290,000	16,290,000
Liberty County, Industrial Development, Georgia Pacific Corp. Project 1.850%, 10/01/2028 (Putable on 05/03/2018) (a)(c)	3,650,000	3,650,000
Miami-Dade County Expressway Authority Toll System Revenue 2.040%, 08/01/2028 (Putable on 05/03/2018) (a)(c)	10,000,000	10,000,000
Miami-Dade County Expressway Authority Toll System Revenue — Series DCL — 2012-005 (CS: AMBAC; LOC: Dexia Credit Local) 1.980%, (MUNIPSA*1 +43.000 bps) 05/20/2029 (Putable on 05/03/2018) (a)(c)	11,355,000	11,355,000
Miami-Dade County Seaport Department — Series B 5.000%, 10/01/2018	2,050,000	2,073,124
Putnam County Development Authority, Seminole Electric Co-operative, Inc. — Seies 2007A 5.350%, 03/15/2042 (Putable on 05/01/2018) (a)	1,000,000	1,000,000
		86,128,124
Georgia (2.6%)
Douglas County Development Authority, Electrical Fiber Systems Project (LOC: Regions Bank) 2.200%, 12/01/2021 (Putable on 05/03/2018) (a)	600,000	600,000
Gainesville & Hall County Hospital Authority, Northeast Georgia Health System, Inc. Project — Series 2017 2.100%, 02/15/2047 (Putable on 05/03/2018) (a)	20,000,000	20,000,000
Puttable Floating Option Tax-Exempt Receipts 2.050%, 10/01/2024 (Putable on 05/03/2018) (a)(c)	5,000,000	5,000,000
		25,600,000
Illinois (5.2%)
Chicago Board of Education — Series-DCL-2012-001 (LOC: Dexia Credit Local) 2.200%, 03/01/2034 (Putable on 05/03/2018) (a)(c)	44,260,000	44,260,000
Illinois Finance Authority (CS: Chicago Charter School Foundation) 3.000%, 06/01/2018	300,000	300,240
Illinois Finance Authority (CS: Chicago Charter School Foundation) 3.000%, 12/01/2018	125,000	125,630
Springfield Airport Authority, Allied-Signal, Inc. Project 1.980%, 09/01/2018 (Putable on 05/02/2018) (a)	4,400,000	4,400,000
State of Illinois, General Obligation 5.500%, 08/01/2018	2,715,000	2,733,489
		51,819,359
Indiana (2.2%)
City of Rockport, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project 1.750%, 06/01/2025 (Putable on 06/01/2018) (a)	1,860,000	1,859,163
City of South Bend Economic Development Revenue, Dynamic R.E.H.C., Inc. Project (LOC: KeyBank N.A.) 1.880%, 09/01/2020 (Putable on 05/02/2018) (a)	145,000	145,000
Elkhart County Revenue (CS: Pedcor Ivnts — 2000 — xli LP) 2.040%, 01/01/2035 (Putable on 05/03/2018) (a)	6,493,000	6,493,000
Hammond Sanitary District 5.000%, 07/15/2018	755,000	759,704
Indiana Finance Authority, Environmental Improvement Revenue, Mittal Steel U.S.A., Inc. Project (LOC: Banco Bilbao Vizcaya Argentaria) 1.850%, 08/01/2030 (Putable on 05/02/2018) (a)	11,385,000	11,385,000
State Finance Authority Economic Development Revenue, Republic Services, Inc. Project 1.650%, 12/01/2037 (Putable on 06/01/2018) (a)	1,500,000	1,499,505
		22,141,372
Iowa (4.4%)
Iowa Finance Authority Revenue (CS: Midamerican Energy Co.) 1.810%, 12/01/2047 (Putable on 05/02/2018) (a)	30,000,000	30,000,000
Iowa Student Loan Liquidity Corp., AMT — Senior Series 2011A-1 4.400%, 12/01/2018	1,480,000	1,496,606
State Finance Authority Midwestern Disaster Area Economic Development, CJ Bio America, Inc. Project (LOC: Korea Development Bank) 1.920%, 04/01/2022 (Putable on 05/03/2018) (a)	12,000,000	12,000,000
		43,496,606

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	27

Schedule of Portfolio Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Ultra Short Municipal Income Fund

Security Description	Principal Amount	Value
Kansas (0.3%)
City of Dodge City Industrial Development Revenue, Farmland National Beef Packing Co., L.P. Project (LOC: Rabobank Int.) 2.050%, 03/01/2027 (Putable on 05/03/2018) (a)	$1,000,000	$1,000,000
City of Liberal KS Industrial Development Revenue, Farmland National Beef Packing Co., L.P. Project (LOC: Rabobank Int.) 2.050%, 02/01/2029 (Putable on 05/03/2018) (a)	1,000,000	1,000,000
Wichita Airport Authority, FlightSafety International, Inc. — Series A 1.740%, 11/01/2031 (Putable on 05/03/2018) (a)	560,000	560,000
		2,560,000
Kentucky (0.4%)
Pulaski County Solid Waste Disposal Revenue, National Rural Utilities — East Kentucky Power — Series B 1.600%, 08/15/2023 (Putable on 08/15/2018) (a)	3,900,000	3,898,479
Louisiana (2.4%)
East Baton Rouge Parish Industrial Development Board, Solid Waste Disposal, Georgia Pacific Corp. Project 1.910%, 06/01/2029 (Putable on 05/02/2018) (a)(c)	13,200,000	13,200,000
Louisiana Public Facilities Authority, Equipment & Capital Facilities Pooled — Series B (LOC: Capital One Bank NA) 2.140%, 07/01/2033 (Putable on 05/03/2018) (a)	375,000	375,000
North Webster Parish Industrial Development Revenue, CSP Project (LOC: Regions Bank) 3.730%, 09/01/2021 (Putable on 05/03/2018) (a)	910,000	910,000
Plaquemines Port Harbor & Terminal District Revenue, International Marine Terminal Project — Series A (LOC: Wells Fargo Bank N.A.) 1.800%, 03/15/2025 (Putable on 03/15/2019) (a)	10,000,000	9,976,800
		24,461,800
Maine (0.7%)
City of Old Town Revenue (CS: Georgia — Pacific LLC) 1.950%, 12/01/2024 (Putable on 05/02/2018) (a)(c)	7,000,000	7,000,000
Maryland (1.7%)
Maryland Economic Development Corp., Linemark Printing Project 2.250%, 12/01/2033 (Putable on 05/04/2018) (a)	6,490,000	6,490,000
Maryland Economic Development Corp., Redrock LLC Facilities 2.250%, 11/01/2022 (Putable on 05/04/2018) (a)	805,000	805,000
Maryland Industrial Development Financing Authority, Various Refunding Occidental Petroleum Corp. 2.050%, 03/01/2030 (Putable on 05/02/2018) (a)	7,550,000	7,550,000
Washington County, Conservit, Inc. Facilities 2.250%, 02/01/2023 (Putable on 05/04/2018) (a)	1,925,000	1,925,000
		16,770,000
Massachusetts (0.1%)
Massachusetts Educational Financing Authority, AMT 4.000%, 07/01/2018	1,000,000	1,002,890
Michigan (1.3%)
Michigan State Housing Development Authority — Series A (SPA: JPMorgan Chase Bank NA) 1.630%, 10/01/2037 (Putable on 05/01/2018) (a)	13,050,000	13,050,000
Mississippi (10.4%)
Mississippi Business Finance Corp., Power Company Project (CS: Mississippi Power Company) 1.900%, 12/01/2027 (Putable on 05/01/2018) (a)	9,400,000	9,400,000
Mississippi Business Finance Corp., Power Company Project (CS: Mississippi Power Company) 2.000%, 07/01/2025 (Putable on 05/01/2018) (a)	10,600,000	10,600,000
Mississippi Business Finance Corp., Power Company Project 2.000%, 05/01/2028 (Putable on 05/01/2018) (a)	13,520,000	13,520,000
Mississippi Business Finance Corp., PSL — North America LLC Project — Series A (LOC: ICICI Bank) 4.320%, 11/01/2032 (Putable on 05/03/2018) (a)	63,000,000	63,000,000
Mississippi Business Finance Corp., Tri-State Truck Center, Inc. Project (LOC: Regions Bank) 2.050%, 03/01/2033 (Putable on 05/03/2018) (a)	3,600,000	3,600,000
Mississippi Hospital Equipment & Facilities Authority, Baptist Member Health — Series B2 2.050%, 09/01/2022 (Putable on 07/11/2018) (a)(c)	3,600,000	3,597,840
		103,717,840
Nebraska (0.2%)
Douglas County Hospital Authority No 2, Madonna Rehabilitation Hospital — Series 2014 2.000%, 05/15/2018	1,405,000	1,404,915
Madison County Hospital Authority No 1 Revenue — Series A (CS: Faith Regional Health Svc) 3.000%, 07/01/2018	305,000	305,348
		1,710,263
Nevada (0.2%)
State of Nevada Department of Business & Industry Revenue (CS: Republic Services, Inc.) 5.625%, 12/01/2026 (Putable on 06/01/2018) (a)	2,000,000	2,006,100

The accompanying Notes are an integral part of these Financial Statements.

28	Semi-Annual Report 2018

Schedule of Portfolio Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Ultra Short Municipal Income Fund

Security Description	Principal Amount	Value
New Jersey (1.1%)
New Jersey Building Authority — Series A 2.500%, 06/15/2018	$865,000	$865,337
New Jersey Economic Development Authority, Cigarate Tax Revenue 5.000%, 06/15/2018	1,000,000	1,003,370
New Jersey Economic Development Authority, Port Newark Container Terminal LLC Project 2.040%, 12/15/2020 (Putable on 05/03/2018) (a)(c)	4,980,000	4,980,000
New Jersey Sports & Exposition Authority — Series B 5.000%, 09/01/2018	1,500,000	1,513,140
New Jersey Transportation Trust Fund Authority — Series AA 4.000%, 06/15/2018	2,265,000	2,269,915
		10,631,762
New York (11.4%)
Addison Central School District, Bond Anticipation Notes 2.000%, 06/26/2018	10,400,000	10,402,288
City of Elmira, Bond Anticipation Notes 3.000%, 08/03/2018	3,083,593	3,083,500
City of Fulton, Bond Anticipation Notes, General Obligation 2.000%, 07/27/2018	3,500,000	3,497,165
City of Long Beach, Revenue Anticipation Notes 2.000%, 06/22/2018	4,000,000	4,000,760
City of Long Beach, Tax Anticipation Notes 2.000%, 06/22/2018	4,200,000	4,200,798
City of New York 1.650%, 03/01/2034 (Putable on 05/01/2018) (a)	500,000	500,000
City of New York 2.050%, 06/01/2036 (Putable on 05/02/2018) (a)	6,400,000	6,400,000
City of New York — Series C 1.950%, 10/01/2027 (Putable on 05/04/2018) (a)	1,675,000	1,675,000
County of Clinton, Bond Anticipation Notes — Series B 2.375%, 06/08/2018	20,300,000	20,308,526
East Ramapo Central School District, BANS 3.000%, 04/26/2019	9,798,000	9,878,834
Lewiston-Porter Central School District, Bond Anticipation Notes 2.000%, 06/14/2018	24,970,000	24,977,990
New York City Industrial Development Agency, Novelty Crystal Corp. Project 2.200%, 12/01/2034 (Putable on 05/03/2018) (a)	1,300,000	1,300,000
New York Environmental Facilities Corp. Solid Waste Disposal Revenue, Waste Management, Inc. Project — Series 2012 1.550%, 05/01/2030 (Putable on 05/01/2018) (a)	13,000,000	13,000,000
Utica School District, Bond Anticipation Notes, General Obligation (CS: State Aid Withholding) 2.000%, 07/20/2018	10,115,000	10,112,067
		113,336,928
North Carolina (3.3%)
Hertford County Industrial Facilities & Pollution Control Financing Authority, Nucor Corp. Project — Series A 1.960%, 11/01/2033 (Putable on 05/02/2018) (a)	18,900,000	18,900,000
Hertford County Industrial Facilities & Pollution Control Financing Authority, Nucor Corp. Project — Series B 1.960%, 11/01/2033 (Putable on 05/02/2018) (a)	13,100,000	13,100,000
North Carolina Capital Facilities Finance Agency, Solid Waste Disposal Revenue, Republic Services, Inc. Project — Series B 1.650%, 12/01/2020 (Putable on 06/01/2018) (a)	1,000,000	999,670
		32,999,670
North Dakota (2.0%)
Mercer County Pollution Control 1.900%, 06/04/2018	20,000,000	20,000,000
Ohio (0.2%)
Ohio Water Development Authority, Solid Waste Revenue, Waste Management Project 1.700%, 11/01/2022 (Putable on 11/01/2018) (a)	1,750,000	1,746,990
Oregon (0.3%)
Gilliam County Solid Waste Disposal Revenue, Waste Management, Inc., Project — Series A 1.600%, 07/01/2038 (Putable on 05/01/2018) (a)	3,000,000	3,000,000
Pennsylvania (7.1%)
Emmaus General Authority (SPA: Wells Fargo Bank N.A.) 1.760%, 12/01/2028 (Putable on 05/02/2018) (a)	1,925,000	1,925,000
Franklin County Industrial Development Authority, Precast System LLC Project —Series A 2.250%, 11/01/2021 (Putable on 05/04/2018) (a)	445,000	445,000
Luzerne County 3.000%, 06/29/2018	5,000,000	5,004,150
Pennsylvania Economic Development Financing Authority, Pennsylvania Rapid Bridge Replacement Project — Seies 2015 5.000%, 06/30/2018	750,000	753,300
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue, Republic Services, Inc. Project 1.800%, 06/01/2044 (Putable on 07/02/2018) (a)	6,000,000	6,000,000
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management, Inc. 1.000%, 08/01/2045 (Putable on 08/01/2018) (a)	7,500,000	7,500,000

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	29

Schedule of Portfolio Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen Ultra Short Municipal Income Fund

Security Description	Principal Amount	Value
Pennsylvania Higher Educational Facilities Authority, Variable AICUP Financing Program — Series T2 1.500%, 05/01/2030 (Putable on 05/01/2018) (a)	$1,500,000	$1,500,000
Philadelphia Authority for Industrial Development, Thomas Jefferson University — Series 2017B 2.080%, 09/01/2050 (Putable on 05/03/2018) (a)	14,000,000	14,000,000
School District of Philadelphia — Series C 5.000%, 09/01/2018	2,000,000	2,019,120
State Public School Building Authority 2.150%, 06/01/2023 (Putable on 05/03/2018) (a)(c)	15,540,000	15,540,000
Tender Option Bond Trust Receipts/ Certificates (SPA: Bank Of America N.A.) 2.080%, 07/01/2036 (Putable on 05/03/2018) (a)(c)	16,140,000	16,140,000
York County Industrial Development Authority, York Sheet Metal Project 2.310%, 08/01/2018 (Putable on 05/02/2018) (a)	245,000	245,000
		71,071,570
Puerto Rico (0.1%)
Puerto Rico Municipal Finance Agency — Series C (CS: Assured Guaranty Municipal) 5.250%, 08/01/2018	1,000,000	1,007,230
Rhode Island (0.2%)
Rhode Island Health & Educational Building Corp. (CS: Lifespan Obligated Group) 5.000%, 05/15/2018	1,000,000	1,000,970
Rhode Island Health & Educational Building Corp. — Series 2013-A (CS: Providence Public Building Authority) 5.000%, 05/15/2018	1,000,000	1,000,940
		2,001,910
Tennessee (0.8%)
Lewisburg Industrial Development Board Solid Waste Disposal Revenue, Waste Management, Inc. of Tennessee Project 1.600%, 07/02/2035 (Putable on 05/01/2018) (a)	7,500,000	7,500,000
Wilson County Industrial Development Board, Kenwal Steel Tennessee 2.040%, 06/01/2037 (Putable on 05/03/2018) (a)(c)	875,000	875,000
		8,375,000
Texas (6.4%)
Cypress-Fairbanks Independent School District — Series A 2.000%, 02/15/2027 (Putable on 08/15/2018) (a)	3,000,000	3,001,140
Mission Economic Development Corp. Solid Waste Disposal Revenue, Republic Services, Inc. Project 1.650%, 01/01/2026 (Putable on 05/01/2018) (a)	14,000,000	14,000,000
New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park — Series B 3.000%, 07/01/2018	170,000	170,251
New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park — Series C 3.000%, 07/01/2018	125,000	125,109
Port of Corpus Christi Authority of Nueces County, Flint Hills Resources LP, Project 1.890%, 01/01/2032 (Putable on 05/02/2018) (a)	1,400,000	1,400,000
Port of Corpus Christi Authority of Nueces County, Solid Waste Disposal, Flint Hills Resources LP, West Plant Project 1.890%, 01/01/2030 (Putable on 05/02/2018) (a)	3,550,000	3,550,000
Port of Corpus Christi Authority of Nueces County, Solid Waste Disposal, Flint Hills Resources LP, West Plant Project — Series A 1.850%, 07/01/2029 (Putable on 05/02/2018) (a)(c)	41,750,000	41,750,000
		63,996,500
Utah (0.4%)
Tender Option Bond Trust Receipts/Certificates 2.000%, 07/01/2042 (Putable on 05/03/2018) (a)(c)	2,500,000	2,500,000
Tender Option Bond Trust Receipts/Certificates (SPA: Morgan Stanley) 2.000%, 07/01/2047 (Putable on 05/03/2018) (a)(c)	1,500,000	1,500,000
		4,000,000
Vermont (0.3%)
Vermont Housing Finance Agency 1.870%, 05/01/2033 (Putable on 05/02/2018) (a)	2,755,000	2,755,000
Virginia (0.1%)
Virginia Public Building Authority — Series C 5.000%, 08/01/2018	1,000,000	1,007,950
West Virginia (2.4%)
West Virginia Economic Development Authority, Appalachian Power Co. — Series A 1.890%, 02/01/2036 (Putable on 05/03/2018) (a)	24,000,000	24,000,000
Wisconsin (4.5%)
Marshfield Housing Authority, Wildwood Regency Housing LLC Project 2.040%, 09/01/2033 (Putable on 05/03/2018) (a)	2,355,000	2,355,000
Milwaukee Redevelopment Authority, Kubin Nicholson Corp. Project — Series A (LOC: BMO Harris Bank N.A.) 1.860%, 08/01/2020 (Putable on 05/03/2018) (a)	355,000	355,000
Village of Menomonee Falls Industrial Development Revenue, AJ Die-Namics Project (LOC: BMO Harris Bank N.A.) 1.860%, 11/01/2036 (Putable on 05/03/2018) (a)	2,360,000	2,360,000

The accompanying Notes are an integral part of these Financial Statements.

30	Semi-Annual Report 2018

Schedule of Portfolio Investments (concluded)

April 30, 2018 (Unaudited)

Aberdeen Ultra Short Municipal Income Fund

Security Description	Principal Amount	Value
Wisconsin Public Finance Authority (CS: Waste Mgmt Inc.) 1.600%, 06/01/2023 (Putable on 05/01/2018) (a)	$19,000,000	$19,000,000
Wisconsin Public Finance Authority (CS: Waste Mgmt Inc.) 1.600%, 10/01/2025 (Putable on 05/01/2018) (a)	21,000,000	21,000,000
Wisconsin State Health & Educational Facilities, Community Care, Inc. (LOC: Bank Of Montreal) 1.850%, 09/01/2032 (Putable on 05/03/2018) (a)	250,000	250,000
		45,320,000
Wyoming (0.3%)
Gillette Environmental Improvement Revenue, Black Hills Power and Light Co. — Series A 1.880%, 06/01/2024 (Putable on 05/02/2018) (a)	2,855,000	2,855,000
Total Municipal Bonds (Cost $1,049,982,538)		1,049,808,730
MONEY MARKET FUNDS (0.0%) (b)
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares, 1.45%	18,379	18,379
Total Money Market Funds (Cost $18,379)		18,379
Total Investments (Cost $1,050,000,917) (d)—105.2%		1,049,827,109

Liabilities in Excess of Other Assets—(5.2)%		(52,130,484)
Total Net Assets—100.0%		$997,696,625

Percentages	are stated as a percent of net assets.
(a)	Variable Rate Security — The rate reported is the rate in effect as of April 30, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(b)	Amount is less than 0.05%.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 20.3% of the Fund’s net assets.
(d)	See Note 7 for the cost of investments for federal tax purposes.
AMBAC	American Municipal Bond Assurance Corp.
ARN	Auction Rate Note
CS	Credit Support
CSP	Continental Structural Plastics
LOC	Line of Credit
MUNIPSA	SIFMA Municipal Swap Index Yield Analysis
NA	North America
NATL	RE-Reinsurance provided by National Public Finance Guarantee Corp.
SPA	Standby Purchase Agreement

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	31

Schedule of Portfolio Investments

April 30, 2018 (Unaudited)

Aberdeen High Yield Managed Duration Municipal Fund

Security Description	Principal Amount	Value
Municipal Bonds (99.4%)
Alabama (1.3%)
Alabama Industrial Development Solid Waste Disposal Revenue (CS: OfficeMax, Inc.) 6.450%, 12/01/2023	$750,000	$749,978
City of Jemison AL Water & Sewer — Series A 3.000%, 03/01/2019	50,000	49,946
City of Jemison AL Water & Sewer — Series A 3.000%, 03/01/2020	50,000	49,796
City of Jemison AL Water & Sewer — Series A 3.000%, 03/01/2021	50,000	49,583
City of Jemison AL Water & Sewer — Series A 3.500%, 03/01/2026	290,000	278,623
Health Care Authority for Baptist Health Revenue — Series D 5.000%, 11/15/2021	850,000	852,482
Jefferson County, Capital Improvement Warrants — Series A (CS: NATL-RE) 5.000%, 04/01/2023	160,000	160,279
Jemison Public Building Authority, Municipal Projects — Series B 3.000%, 03/01/2019	70,000	70,405
Jemison Public Building Authority, Municipal Projects — Series B 3.000%, 03/01/2020	70,000	70,721
Jemison Public Building Authority, Municipal Projects — Series B 3.000%, 03/01/2021	70,000	70,853
Selma Industrial Development Board Revenue, Zilkha Biomass Selma LLC Project 7.500%, 05/01/2025 (a)(b)	425,000	306,000
		2,708,666
Arizona (3.3%)
Arizona Industrial Development Authority, Kaizen Education Foundation Project 5.000%, 07/01/2022 (a)	385,000	397,374
Arizona Industrial Development Authority, Kaizen Education Foundation Project 5.000%, 07/01/2023 (a)	405,000	419,114
Industrial Development Authority of the City of Phoenix Revenue — Series A (CS: Legacy Traditional School) 4.000%, 07/01/2022 (a)	2,800,000	2,725,492
Industrial Development Authority of the City of Phoenix Revenue, Freedom Academy, Inc. (CS: Freedom Academy, Inc.) 3.875%, 07/01/2021 (a)	210,000	209,960
La Paz County Industrial Development Authority Revenue, Charter School Solutions-Harmony Public School Project — Series A 5.000%, 02/15/2021 (a)	725,000	759,293
La Paz County Industrial Development Authority Revenue, Charter School Solutions-Harmony Public School Project — Series A 5.000%, 02/15/2026 (a)	500,000	535,800
Maricopa County Industrial Development, Paradise Schools Project 2.875%, 07/01/2021 (a)	500,000	495,430
Maricopa County Industrial Development, Paradise Schools Project 4.000%, 07/01/2026 (a)	1,250,000	1,245,637
Phoenix Industrial Development Authority, Basis School, Inc. 3.000%, 07/01/2020 (a)	125,000	123,525
Phoenix Industrial Development Authority, Legacy Traditional Schools Project — Series A 4.750%, 07/01/2019 (a)	105,000	106,328
		7,017,953
Arkansas (0.4%)
County of Boone, Arkansas Hospital, North Arkansas Regional Medical Center Project 2.950%, 05/01/2019	200,000	200,078
County of Boone, Arkansas Hospital, North Arkansas Regional Medical Center Project — Series 2011 2.625%, 05/01/2018	200,000	200,000
Public Housing Authority Municipal Series 1 LLC 3.000%, 09/01/2026 (Putable on 06/01/2018) (a)(c)	500,000	493,395
		893,473
California (4.3%)
California Municipal Finance Authority, Julian Charter School Project — Series A 5.000%, 03/01/2025 (a)	250,000	250,700
California Pollution Control Financing Authority (CS: Calplant I LLC) 7.500%, 07/01/2032 (a)	1,500,000	1,571,895
California Pollution Control Financing Authority, Solid Waste Disposal Revenue 7.000%, 07/01/2022 (a)	3,000,000	3,092,670
Golden State Tobacco Securitization Corp. Revenue — Series A 5.000%, 06/01/2033	2,250,000	2,269,710
Inland Empire Tobacco Securitization Authority, Tobacco Settlement — Series A 4.625%, 06/01/2021	170,000	170,046
Inland Empire Tobacco Securitization Authority, Tobacco Settlement — Series A 5.000%, 06/01/2021	130,000	130,055
Palomar Pomerado Health Care (CS: Palomar Health) 5.500%, 11/01/2019	685,000	708,036
Tobacco Securitization Authority of Northern California Revenue — Series A-2 5.400%, 06/01/2027	985,000	985,187
		9,178,299
Colorado (0.8%)
Colorado Health Facilities Authority (CS: Frasier Meadows Manor Inc.) 5.000%, 05/15/2028	500,000	530,080
Colorado Health Facilities Authority (CS: Frasier Meadows Manor Inc.) 5.000%, 05/15/2029	585,000	618,544
Colorado Health Facilities Authority, Covenant Retirement Communities, Inc. — Series B 3.150%, 12/01/2018	110,000	110,103
Lambertson Farms Metropolitan District No. 1, General Obligation 5.000%, 12/15/2025	500,000	497,470
		1,756,197
Connecticut (2.7%)
City of West Haven — Series A 3.000%, 11/01/2018	215,000	215,032

The accompanying Notes are an integral part of these Financial Statements.

32	Semi-Annual Report 2018

Schedule of Portfolio Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen High Yield Managed Duration Municipal Fund

Security Description	Principal Amount	Value
City of West Haven — Series A 5.000%, 11/01/2025	$325,000	$345,657
City of West Haven — Series A 5.000%, 11/01/2026	325,000	346,528
City of West Haven — Series A 5.000%, 11/01/2027	310,000	331,765
City of West Haven — Series B 5.000%, 11/01/2025	240,000	255,254
City of West Haven — Series B 5.000%, 11/01/2026	200,000	213,248
City of West Haven — Series B 5.000%, 11/01/2027	200,000	214,042
Connecticut State Health & Educational Facility Authority — Series F (CS: Masonicare Corp Oblig Grp) 5.000%, 07/01/2024	1,000,000	1,109,370
Connecticut State Health & Educational Facility, Church Home Of Hartford, Inc. Project 2.875%, 09/01/2020 (a)	535,000	535,209
Connecticut State Health & Educational Facility, Church Home Of Hartford, Inc. Project — Series B-1 3.250%, 09/01/2021 (a)	1,900,000	1,900,361
Mohegan Tribe of Indians of Connecticut Revenue — Series C 4.750%, 02/01/2020 (a)	290,000	292,735
		5,759,201
District of Columbia (1.2%)
District of Columbia, Howard University — Series A 5.250%, 10/01/2022	475,000	502,550
District of Columbia, Ingleside Rock Creek Project — Series B 3.875%, 07/01/2024	1,500,000	1,500,390
District of Columbia, Methodist Home 4.500%, 01/01/2025	195,000	190,925
District of Columbia, National Law Enforcement Officers Memorial Fund, Inc. — Series B 5.750%, 07/01/2025	225,000	222,772
		2,416,637
Florida (1.8%)
Capital Trust Agency, Inc. Revenue, First Mortgage Revenue — Silver Creek St. Augustine Project — Series A 6.500%, 01/01/2024 (b)	250,000	187,500
Capital Trust Agency, Inc. Revenue, River City Education Services, Inc. Project — Series A 4.625%, 02/01/2025	170,000	166,469
Celebration Pointe Community Development District No.1, Special Assessment Revenue 4.750%, 05/01/2024	90,000	90,747
City of Atlantic Beach, Health Care Facilities Revenue Naval CCRC — Series A 5.000%, 11/15/2021	200,000	215,202
City of Tampa, Solid Waste System Revenue 5.000%, 10/01/2020	200,000	212,654
Florida Development Finance Corp. Revenue (CS: Waste Pro Usa, Inc.) 5.000%, 08/01/2029 (Putable on 08/01/2022) (a)(c)	2,000,000	2,071,760
Florida Development Finance Corp., Educational Facilities Revenue Bonds, Miami Arts Charter School Project — Series A 5.000%, 06/15/2024 (a)	100,000	98,188
State Development Finance Corp. Revenue, Tuscan Isle Obligated Group — Series A 6.500%, 06/01/2025 (a)	290,000	216,746
Village Community Development District #11, Special Assessment Revenue 3.250%, 05/01/2019	50,000	50,418
Village Community Development District #12, Special Assessment Revenue 2.875%, 05/01/2021	500,000	504,850
		3,814,534
Georgia (0.9%)
Morgan County Hospital Authority 2.750%, 09/01/2019	1,500,000	1,486,635
Turner County School District, Guaranteed Energy Saving Project 4.500%, 12/01/2019	480,000	480,048
		1,966,683
Guam (0.1%)
Guam International Airport Authority — Series C 5.000%, 10/01/2021	250,000	260,448
Hawaii (0.4%)
State of Hawaii Department of Budget & Finance Revenue — Series A (CS: Hawaii Pacific University) 5.000%, 07/01/2020	870,000	880,753
Idaho (0.5%)
Idaho Housing & Finance Association; Idaho Arts Charter School — Series A 4.000%, 12/01/2026	900,000	921,339
Idaho Housing & Finance Association; Victory Charter School — Series A 4.000%, 07/01/2026	200,000	204,896
		1,126,235
Illinois (10.7%)
Chicago Board of Education — Series C 5.000%, 12/01/2019	1,500,000	1,540,080
Chicago Board of Education — Series C 5.000%, 12/01/2022	600,000	632,832
Chicago Board of Education, General Obligation — Series A (CS: NATL-RE) 5.000%, 12/01/2021	100,000	100,458
Chicago Board of Education, General Obligation — Series A (CS: NATL-RE) 5.250%, 12/01/2018	75,000	75,989
Chicago Board of Education, General Obligation — Series A (CS: NATL-RE) 5.250%, 12/01/2019	725,000	727,247
Chicago Board of Education, General Obligation — Series A 6.000%, 01/01/2020	2,695,000	2,781,725
City of Chicago — Series A 4.000%, 01/01/2019	150,000	152,075
City of Chicago, General Obligation (CS: AMBAC) 5.000%, 12/01/2024	90,000	90,327
City of Chicago, General Obligation — Series B (CS: Assured Guaranty Municipal) 5.000%, 01/01/2026	40,000	40,110
City of Chicago, General Obligation — Series B (CS: Assured Guaranty Municipal) 5.000%, 01/01/2027	955,000	957,378

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	33

Schedule of Portfolio Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen High Yield Managed Duration Municipal Fund

Security Description	Principal Amount	Value
Cook County Community College District No. 524. Moraine Valley — Series B 5.000%, 12/01/2021	$1,000,000	$1,002,630
Cook County School District No. 144, Prairie Hills — Series A 4.000%, 12/01/2033	600,000	596,544
Illinois Finance Authority (CS: Chicago Charter School Foundation — Chicago LLC) 5.000%, 02/15/2027	420,000	462,601
Illinois Finance Authority (CS: Chicago Charter School Foundation — Chicago LLC) 5.000%, 02/15/2028	400,000	439,868
Illinois Finance Authority (CS: Chicago Charter School Foundation — Chicago LLC) 5.000%, 12/01/2028	250,000	269,313
Illinois Finance Authority (CS: Chicago Charter School Foundation — Chicago LLC) 5.000%, 02/15/2029	420,000	459,446
Illinois Finance Authority (CS: Chicago Charter School Foundation — Chicago LLC) 5.000%, 12/01/2029	315,000	337,006
Illinois Finance Authority (CS: Chicago Charter School Foundation — Chicago LLC) 5.000%, 02/15/2030	335,000	365,093
Illinois Finance Authority (CS: Chicago Charter School Foundation — Chicago LLC) 5.000%, 02/15/2031	370,000	401,731
Illinois Finance Authority (CS: Chicago Charter School Foundation — Chicago LLC) 5.000%, 02/15/2032	225,000	243,385
Illinois Finance Authority Educational Facility Revenue, Senior Rogers Park Montessori School Project 5.000%, 02/01/2024	265,000	272,844
Illinois Finance Authority, Belmont School Project 4.500%, 12/01/2020 (a)	305,000	306,687
Illinois Finance, Benedictine University 5.000%, 10/01/2025	1,035,000	1,141,263
Macon & De Witt Counties Community Unit School District No. 2 Maroa-Forsyth, General Obligation 4.500%, 10/01/2018	635,000	635,965
Metropolitan Pier & Exposition Authority 5.000%, 12/15/2025	295,000	318,824
Metropolitan Pier & Exposition Authority 5.000%, 12/15/2026	250,000	270,718
Metropolitan Pier & Exposition Authority 5.000%, 12/15/2027	100,000	108,331
Metropolitan Pier & Exposition Authority 5.000%, 12/15/2028	250,000	271,663
Metropolitan Pier & Exposition Authority 5.500%, 06/15/2020 (Putable on 06/14/2020) (c)	1,450,000	1,467,791
Public Building Commission of Chicago, School Reform Board of Trustees of the Board of Education — Series B (CS: NATL-RE) 5.250%, 12/01/2018	1,000,000	1,017,950
Southwestern Development Authority, Memorial Group, Inc. 5.750%, 11/01/2019	150,000	155,463
State of Illinois, General Obligation (INS. Assured Guaranty) 4.000%, 02/01/2030	745,000	770,553
State of Illinois, General Obligation 5.000%, 02/01/2020	740,000	759,758
State of Illinois, General Obligation 5.000%, 08/01/2024	2,000,000	2,069,380
State of Illinois, General Obligation Refunding Bond 5.000%, 08/01/2021	50,000	51,954
Stephenson County Revenue (CS: AMBAC) 4.500%, 12/01/2020	180,000	180,286
Village of Posen 4.300%, 12/01/2018	130,000	130,044
Village of Posen 4.400%, 12/01/2019	140,000	140,211
Village of Sauk, Illinois, Cook and Will Counties, General Obligation, Tax Increment Bonds 4.300%, 12/01/2023	400,000	406,412
Village of Sauk, Illinois, Cook and Will Counties, General Obligation, Tax Increment Bonds 4.600%, 12/01/2026	300,000	305,256
Village of Willow Springs — Series C 4.450%, 12/15/2021	285,000	285,467
		22,742,658
Indiana (0.2%)
City of Valparaiso Exempt Facilities Revenue, Pratt Paper LLC Project 5.875%, 01/01/2024	195,000	215,877
Indiana Finance Authority, King’s Daughters Hospital & Health Services 5.000%, 08/15/2020	225,000	234,306
Indiana Finance Authority, United States Steel Corp. 6.000%, 12/01/2019	50,000	51,756
		501,939
Iowa (0.2%)
Iowa Higher Education Loan Authority, Wartburg College Project 2.500%, 10/01/2020	330,000	321,899
Kansas (2.3%)
City of Derby Revenue, Kansas Sales Tax Special Obligation 4.000%, 03/01/2025	1,150,000	1,145,193
Kansas Independent College Finance Authority, Revenue Anticipation Notes, Bethany College — Series A 6.950%, 05/01/2018 (a)	575,000	575,000
Kansas Independent College Finance Authority, Revenue Anticipation Notes, Bethel College — Series D 4.150%, 05/01/2018	250,000	250,000
Kansas Independent College Finance Authority, Revenue Anticipation Notes, Central Christian College — Series B 4.900%, 05/01/2018	200,000	200,000
Kansas Independent College Finance Authority, Revenue Anticipation Notes, Ottawa University — Series C 5.000%, 05/01/2018	2,500,000	2,500,000
Overland Park Development Corp. Revenue, Second Tier Convention Center Hotel — Series B (CS: AMBAC) 5.125%, 01/01/2022	175,000	175,264
		4,845,457
Kentucky (1.0%)
Kentucky Economic Development Finance Authority, Temps-85, Masonic Home Independent 3.250%, 05/15/2022	500,000	501,820

The accompanying Notes are an integral part of these Financial Statements.

34	Semi-Annual Report 2018

Schedule of Portfolio Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen High Yield Managed Duration Municipal Fund

Security Description	Principal Amount	Value
Ohio County Revenue, Big Rivers Electric Project — Series A (CS: Big Rivers Electric Corp.) 6.000%, 07/15/2031	$1,500,000	$1,520,490
		2,022,310
Louisiana (0.7%)
East Baton Rouge Parish Industrial Development Board, Solid Waste Disposal, Georgia Pacific Corp. Project 1.910%, 06/01/2029 (Putable on 05/02/2018) (a)(c)	1,000,000	1,000,000
Louisiana Local Government Environmental Facilities & Community Development Authority, St. James Place of Baton Rouge — Series A 5.500%, 11/15/2025	250,000	271,095
Parish of St. Charles, Gulf Opportunity Zone Revenue, Valero Energy Corp. 4.000%, 12/01/2040 (Putable on 06/01/2022) (c)	250,000	264,558
		1,535,653
Maryland (3.5%)
Anne Arundel County, Consolidated Special Taxing District Bonds, Villages at Two Rivers Project 4.200%, 07/01/2024	110,000	109,287
City of Rockville Revenue (CS: King Farm Ingleside) 5.000%, 11/01/2025	625,000	694,619
City of Rockville Revenue (CS: King Farm Ingleside) 5.000%, 11/01/2026	365,000	407,585
City of Rockville Revenue (CS: King Farm Ingleside) 5.000%, 11/01/2027	600,000	667,758
City of Rockville Revenue — Series A-2 (CS: King Farm Ingleside) 5.000%, 11/01/2025	705,000	783,530
Frederick County — Series A (CS: Mount St. Mary’s University) 5.000%, 09/01/2027 (a)	1,495,000	1,639,671
Frederick County — Series A (CS: Mount St. Mary’s University) 5.000%, 09/01/2032 (a)	740,000	793,539
Maryland Economic Development Corp., CNX Marine Terminal, Inc. 5.750%, 09/01/2025	1,445,000	1,507,525
Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare Issue 5.000%, 01/01/2021	450,000	478,084
Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare Issue — Series A 5.000%, 01/01/2020	355,000	369,601
		7,451,199
Massachusetts (1.7%)
Massachusetts Development Finance Agency (CS: Newbridge On The Charles) 4.000%, 10/01/2025 (a)	500,000	517,845
Massachusetts Development Finance Agency (CS: Newbridge On The Charles) 4.000%, 10/01/2026 (a)	500,000	512,930
Massachusetts Development Finance Agency (CS: Newbridge On The Charles) 4.000%, 10/01/2027 (a)	450,000	459,202
Massachusetts Development Finance Agency, UMass Boston Student Housing Project; Provident Commonwealth Education Resource 5.000%, 10/01/2024	1,500,000	1,677,525
Massachusetts Port Authority Facilities Revenue, Delta Air Lines, Inc. Project — Series A (CS: AMBAC) 5.000%, 01/01/2021	450,000	455,584
Massachusetts Port Authority Facilities Revenue, Delta Air Lines, Inc. Project —Series A (CS: AMBAC) 5.500%, 01/01/2022	50,000	50,621
		3,673,707
Michigan (1.5%)
Calhoun County Hospital Finance Authority Refunding Bonds, Oaklawn Hospital 5.000%, 02/15/2024	500,000	533,280
Charyl Stockwell Academy Revenue 4.875%, 10/01/2023	100,000	99,550
Jackson College Dormitories, College Housing Revenue 5.000%, 05/01/2021	315,000	319,618
Michigan Municipal Bond Authority, Local Government Public Improvement — Series A (CS: AMBAC) 5.000%, 12/01/2018	950,000	951,663
Michigan Strategic Fund Revenue, Genesee Power Station Project 7.500%, 01/01/2021	540,000	531,025
Michigan Strategic Fund Revenue, United Methodist Retirement Communities, Inc. Project 5.125%, 11/15/2025	200,000	202,156
Michigan Tobacco Settlement Finance Authority — Series A 5.125%, 06/01/2022	610,000	608,975
		3,246,267
Minnesota (1.2%)
City of Blaine Revenue, Crest View Senior Community Project — Series A 5.125%, 07/01/2025	540,000	541,404
City of Hugo, Charter School Lease Revenue, Noble Academy Project — Series A 4.000%, 07/01/2020	145,000	148,379
City of International Falls Revenue, Boise Cascade Corp. Project (CS: Officemax, Inc.) 5.650%, 12/01/2022	525,000	524,569
City of Oak Park Heights, Nursing Home Revenue, Boutwells Landing Care Center Project 4.000%, 02/01/2020	300,000	305,520
City of Sauk Rapids Revenue (CS: Good Shepherd Lutheran) 5.000%, 01/01/2020	420,000	432,894
Rice County Revenue, St. Mary’s School — Series A 5.000%, 08/01/2022 (a)	490,000	515,784
		2,468,550
Mississippi (2.9%)
Copiah County 5.000%, 04/01/2030	195,000	195,086
Mississippi Business Finance Corp., Northrop Grumman Ship System 4.550%, 12/01/2028	980,000	980,137
Mississippi Business Finance Corp., PSL — North America LLC Project — Series A (LOC: ICICI Bank) 4.320%, 11/01/2032 (Putable on 05/03/2018) (c)	5,000,000	5,000,000
		6,175,223

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	35

Schedule of Portfolio Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen High Yield Managed Duration Municipal Fund

Security Description	Principal Amount	Value
Missouri (0.8%)
Saint Louis County Missouri Industrial Development Authority Refunding And Improvement; Ranken-Jordan Pediatric Sp 4.000%, 11/15/2021	$555,000	$557,903
Saint Louis County Missouri Industrial Development Authority Refunding And Improvement; Ranken-Jordan Pediatric Sp 5.000%, 11/15/2022	625,000	654,381
Saint Louis County Missouri Industrial Development Authority Refunding And Improvement; Ranken-Jordan Pediatric Sp 5.000%, 11/15/2023	350,000	367,930
		1,580,214
Montana (0.2%)
City of Kalispell, Montana, Housing and Healthcare Facilities (CS: Immanuel Lutheran Corp. Project) 3.400%, 11/15/2022	500,000	500,260
Nebraska (0.3%)
Scotts Bluff County Hospital Authority — Series A (CS: Regional West Medical Center) 5.000%, 02/01/2022	615,000	648,874
Nevada (0.9%)
City of Carson 5.000%, 09/01/2027	605,000	692,743
City of Carson 5.000%, 09/01/2029	620,000	699,249
Nevada Department of Business & Industry 3.125%, 07/15/2022 (a)	600,000	589,878
		1,981,870
New Hampshire (0.1%)
New Hampshire Business Finance Authority, Casella Waste Systems, Inc. Project 4.000%, 04/01/2029 (Putable on 10/01/2019) (a)(c)	250,000	250,648
New Jersey (3.7%)
Atlantic City Municipal Utilities Authority, Refunding Water System — Series 2007 (CS: AMBAC) 4.000%, 06/01/2018	415,000	414,880
New Jersey Economic Development Authority, Charter School Revenue, Greater Brunswick Charter School Project — Series A 4.750%, 08/01/2024 (a)	100,000	101,179
New Jersey Economic Development Authority, Continental Airlines, Inc. Project (CS: United Airlines, Inc.) 4.875%, 09/15/2019	370,000	378,432
New Jersey Economic Development Authority, Private Activity — The Goethals Bridge Replacement Project 5.250%, 01/01/2025	125,000	140,236
New Jersey Economic Development Authority, School Facilities Construction — Series E 5.000%, 09/01/2023	700,000	735,357
New Jersey Economic Development Authority, School Facilities Construction Refunding Bond 5.000%, 06/15/2021	2,000,000	2,122,500
New Jersey Economic Development Authority, United Airlines, Inc. Project 5.500%, 04/01/2028	55,000	55,179
New Jersey Transportation Trust Fund Authority, FED Highway Reimbursement Notes 5.000%, 06/15/2024	1,000,000	1,003,320
New Jersey Transportation Trust Fund Authority, FED Highway Reimbursement Notes — Series A 5.000%, 06/15/2028	2,000,000	2,006,160
South Jersey Port Corp. — Series B 5.000%, 01/01/2026	300,000	329,583
South Jersey Port Corp. — Series B 5.000%, 01/01/2027	250,000	276,233
South Jersey Port Corp. — Series B 5.000%, 01/01/2028	255,000	283,468
		7,846,527
New York (9.9%)
Brookhaven Local Development Corp. 5.000%, 11/01/2021	300,000	328,869
Brookhaven Local Development Corp. 5.000%, 11/01/2022	250,000	279,590
Buffalo & Erie County Industrial Land Development Corp 4.000%, 06/01/2022	895,000	921,823
Build NYC Resource Corp. (CS: Metropolitan Clg Of Ny) 5.000%, 11/01/2020	765,000	795,371
Build NYC Resource Corp. — Series A (CS: Metro Lighthouse Charter School) 4.000%, 06/01/2022 (a)	190,000	193,868
Build NYC Resource Corp. — Series A (CS: Metro Lighthouse Charter School) 5.000%, 06/01/2023 (a)	370,000	394,198
Build NYC Resource Corp. — Series A (CS: Metro Lighthouse Charter School) 5.000%, 06/01/2024 (a)	390,000	418,248
Build NYC Resource Corp. — Series A (CS: Metro Lighthouse Charter School) 5.000%, 06/01/2025 (a)	410,000	442,657
Build NYC Resource Corp. — Series A (CS: Metro Lighthouse Charter School) 5.000%, 06/01/2026 (a)	430,000	466,223
Build NYC Resource Corp. — Series A (CS: Metro Lighthouse Charter School) 5.000%, 06/01/2027 (a)	450,000	488,957
Build NYC Resource Corp. — Series A (CS: Metro Lighthouse Charter School) 5.000%, 06/01/2032 (a)	500,000	534,205
City of Ogdensburg, TANS 4.000%, 08/31/2018	1,800,000	1,800,252
City of Poughkeepsie, BANS — Series A 4.000%, 05/03/2019	1,820,000	1,838,873
City of Poughkeepsie, Bond Anticipation Notes — Series A 4.000%, 05/04/2018	1,200,000	1,200,156
Nassau County Tobacco Settlement Corp. Revenue, Asset Brookfield — Series A-2 5.250%, 06/01/2026 (Putable on 05/31/2026) (c)	1,150,000	1,150,172
New York State Dormitory Authority, Touro College And University — Series A 4.000%, 01/01/2023	445,000	462,840

The accompanying Notes are an integral part of these Financial Statements.

36	Semi-Annual Report 2018

Schedule of Portfolio Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen High Yield Managed Duration Municipal Fund

Security Description	Principal Amount	Value
New York State Dormitory Authority, Yeshiva University — Series A 5.000%, 11/01/2018	$440,000	$446,337
New York State Dormitory Authority, Yeshiva University — Series A 5.000%, 11/01/2019	95,000	97,522
New York Transportation Development Corp., American Airlines, Inc. 5.000%, 08/01/2018	1,075,000	1,081,901
Onondaga Civic Development Corp., St Joseph’s Hospital Health Center Project — Series A 4.625%, 07/01/2022	100,000	103,225
Onondaga Civic Development Corp., St Joseph’s Hospital Health Center Project — Series A 5.000%, 07/01/2019	100,000	101,776
Suffolk Tobacco Asset Securitization Corp., General Obligation — Series A 5.000%, 06/01/2018	115,000	115,292
Tompkins County Development Corp. (CS: Tompkins Cortland Community) 5.000%, 07/01/2018	1,045,000	1,048,093
Town of Oyster Bay, Bond Anticipation Notes General Obligation — Series C 4.000%, 06/01/2018	2,000,000	2,003,060
Village of Johnson City 5.000%, 10/01/2019	110,000	112,086
Village of Johnson City 5.000%, 10/01/2020	115,000	118,338
Village of Johnson City 5.000%, 10/01/2021	115,000	118,892
Village of Johnson City 5.000%, 10/01/2022	115,000	118,855
Village of Johnson City — Series B 4.000%, 10/04/2018	3,684,050	3,687,734
		20,869,413
Ohio (3.7%)
Buckeye Tobacco Settlement Financing Authority — Series A 5.125%, 06/01/2024	2,995,000	2,945,043
Buckeye Tobacco Settlement Financing Authority — Series A-2 5.375%, 06/01/2024	2,150,000	2,136,154
Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Assets-Backed Bonds — Series A-1 5.750%, 06/01/2034	1,110,000	1,100,066
City of Cleveland, Airport Special Revenue, United Airlines, Inc. 5.375%, 09/15/2027	400,000	401,256
Licking County Revenue, Kendal Granville Obligation Group — Series B 3.750%, 07/01/2020	255,000	255,186
Ohio Air Quality Development Authority, AK Steel Corp. Project 6.750%, 06/01/2024	200,000	206,158
Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project — Series E 5.625%, 10/01/2019	750,000	771,473
		7,815,336
Oklahoma (0.7%)
Payne County Economic Development Authority, Epworth Living At The Ranch — SE (CS: White Woods Retirement) 4.750%, 11/01/2023 (b)	1,510,000	755,000
Payne County Economic Development Authority, Epworth Living At The Ranch — SE (CS: White Woods Retirement) 5.250%, 11/01/2024 (b)	1,500,000	750,000
		1,505,000
Oregon (0.0%) (d)
Hospital Facilities Authority of Multnomah County Oregon, Mirabella At South Waterfront Project — Series A 5.000%, 10/01/2019	40,000	40,970
Pennsylvania (7.0%)
Allentown Neighborhood Improvement Zone Development Authority, Tax Revenue Bond 5.000%, 05/01/2022 (a)	1,250,000	1,344,000
Chester County Health & Education Facilities Authority, (CS: Immaculata University) 3.000%, 11/01/2018	400,000	399,216
Dauphin County General Authority, Harrisburg University of Science and Technology Project 4.000%, 10/15/2022 (a)	1,150,000	1,136,131
Dauphin County General Authority, Harrisburg University of Science and Technology Project 5.000%, 10/15/2027 (a)	1,650,000	1,664,256
Delaware County Authority Revenue, Eastern University (CS: Eastern University) 3.125%, 10/01/2018	175,000	174,783
Delaware County Authority Revenue, Eastern University (CS: Eastern University) 4.000%, 10/01/2019	505,000	505,056
Indiana County Hospital Authority, Regional Medical Center — Series A 5.000%, 06/01/2023	100,000	105,447
Moon Industrial Development Authority, Baptist Homes Society Obligation 5.000%, 07/01/2020	1,280,000	1,315,046
Pennsylvania Economic Development Financing Authority, Colver Project 5.000%, 12/01/2037 (Putable on 09/01/2020) (c)	3,100,000	3,115,345
Philadelphia Authority for Industrial Development Revenue (CS: Evangelical Svcs Oblg Grp) 5.000%, 07/01/2031	500,000	538,415
Philadelphia Authority for Industrial Development Revenue, Discovery Charter School Project 5.000%, 04/01/2022	570,000	580,716
Philadelphia Authority for Industrial Development Revenue, Kipp Philadelphia Charter School Project — Series A 4.000%, 04/01/2026	800,000	778,784
Philadelphia School District — Series F 5.000%, 09/01/2024	2,000,000	2,214,400
Pottsville Hospital Facilities Authority, Schuylkill Health System Project 5.750%, 07/01/2022	200,000	214,088
Scranton School District — Series B 5.000%, 06/01/2023	100,000	108,327
Scranton School District — Series B 5.000%, 06/01/2024	100,000	108,834
Scranton School District — Series B 5.000%, 06/01/2025	100,000	110,057
Scranton School District — Series D 5.000%, 06/01/2027	345,000	388,480
		14,801,381

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	37

Schedule of Portfolio Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen High Yield Managed Duration Municipal Fund

Security Description	Principal Amount	Value
Puerto Rico (7.6%)
Commonwealth of Puerto Rico (CS: Assured Guaranty Municipal) 5.500%, 07/01/2018	$210,000	$211,090
Commonwealth of Puerto Rico, Public Improvement Bonds (CS: Assured Guaranty Municipal) 5.500%, 07/01/2019	115,000	118,727
Commonwealth of Puerto Rico, Public Improvement Bonds — Series A (CS: Assured Guaranty Municipal) 5.000%, 07/01/2027	110,000	110,231
Commonwealth of Puerto Rico, Public Improvement Bonds — Series A (CS: NATL-RE) 5.500%, 07/01/2018	3,370,000	3,383,143
Commonwealth of Puerto Rico, Public Improvement Bonds — Series A (CS: NATL-RE) 5.500%, 07/01/2019	860,000	881,887
Commonwealth of Puerto Rico, Public Improvement Bonds — Series A (CS: NATL-RE) 5.500%, 07/01/2019	885,000	907,523
Commonwealth of Puerto Rico, Public Improvement Bonds — Series A (CS: NATL-RE) 5.500%, 07/01/2021	125,000	129,573
Puerto Rico Electric Power Authority — Series A (CS: Assured Guaranty Municipal) 5.000%, 08/01/2020	100,000	100,354
Puerto Rico Electric Power Authority — Series MM (CS: NATL-RE) 5.000%, 07/01/2019	360,000	367,124
Puerto Rico Electric Power Authority — Series NN (CS: NATL-RE) 5.250%, 07/01/2019	265,000	270,994
Puerto Rico Electric Power Authority — Series PP (CS: NATL-RECS: NATL-RE) 5.000%, 07/01/2023	205,000	205,033
Puerto Rico Electric Power Authority — Series SS (CS: NATL-RE) 5.000%, 07/01/2022	260,000	260,086
Puerto Rico Electric Power Authority — Series SS (CS: NATL-RE) 4.000%, 07/01/2019	235,000	235,132
Puerto Rico Electric Power Authority — Series SS (CS: NATL-RE) 5.000%, 07/01/2020	155,000	155,146
Puerto Rico Electric Power Authority — Series SS (CS: NATL-RE) 5.250%, 07/01/2023	1,260,000	1,291,349
Puerto Rico Electric Power Authority — Series UU (CS: NATL-RE) 4.500%, 07/01/2018	480,000	481,099
Puerto Rico Electric Power Authority — Series UU (CS: Assured Guaranty Municipal) 5.000%, 07/01/2020	250,000	250,885
Puerto Rico Electric Power Authority — Series UU (CS: Assured Guaranty Municipal) 5.000%, 07/01/2024	300,000	300,837
Puerto Rico Highway & Transportation Authority — Series A (CS: NATL-RE) 5.500%, 07/01/2019	390,000	399,925
Puerto Rico Highway & Transportation Authority — Series BB (CS: Assured Guaranty Municipal) 5.250%, 07/01/2022	100,000	106,671
Puerto Rico Highway & Transportation Authority — Series D (CS: Assured Guaranty Municipal) 5.000%, 07/01/2027	145,000	145,305
Puerto Rico Highway & Transportation Authority — Series E (CS: Assured Guaranty Municipal) 5.500%, 07/01/2023	200,000	217,260
Puerto Rico Highway & Transportation Authority — Series L (CS: Assured Guaranty Municipal) 5.250%, 07/01/2019	225,000	231,653
Puerto Rico Public Buildings Authority (CS: NATL-RE) 6.000%, 07/01/2023	3,000,000	3,176,730
Puerto Rico Public Buildings Authority — Series F (CS: NATL-RE) 5.250%, 07/01/2019	115,000	117,601
Puerto Rico Public Buildings Authority — Series F (CS: Assured Guaranty Municipal) 5.250%, 07/01/2019	500,000	514,785
Puerto Rico Public Buildings Authority, Government Facilities — Series F (CS: NATL-RE) 5.250%, 07/01/2018	300,000	301,050
Puerto Rico Public Buildings Authority, Government Facilities — Series F (CS: Assured Guaranty Municipal) 5.250%, 07/01/2021	1,200,000	1,271,556
		16,142,749
Rhode Island (0.6%)
Rhode Island Health & Educational Building Corp., Care New England 5.000%, 09/01/2022	680,000	720,623
Rhode Island Health & Educational Building Corp., Care New England 5.000%, 09/01/2023	500,000	533,155
		1,253,778
South Carolina (1.5%)
South Carolina Jobs — Economic Development Authority (CS: Repower S Berkeley LLC) 5.250%, 02/01/2027 (a)	2,060,000	2,051,266
South Carolina Jobs — Economic Development Authority (CS: Repower S Berkeley LLC) 6.000%, 02/01/2035 (a)	1,000,000	1,012,780
South Carolina Jobs — Economic Development Authority, Palmetto Health 5.000%, 08/01/2019	65,000	67,445
		3,131,491
Tennessee (0.2%)
Tennessee Energy Acquisition Corp. Revenue — Series A (CS: Goldman Sachs & Co.) 5.250%, 09/01/2018	345,000	348,660
Texas (12.9%)
Arlington Higher Education Finance Corp. Revenue, Newman International Academy — Series A 4.375%, 08/15/2026	650,000	632,118
Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project. 5.000%, 07/15/2023	300,000	327,030
Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project. 5.000%, 07/15/2024	150,000	164,719
Board of Managers Joint Guadalupe County — City of Seguin Hospital Revenue 5.000%, 12/01/2021	500,000	522,280
City of Houston Airport System, United Airlines, Inc. — Series C 5.000%, 07/15/2020	150,000	157,884
City of Houston Airport System, United Airlines, Inc. Terminal E Project 4.500%, 07/01/2020	200,000	208,240

The accompanying Notes are an integral part of these Financial Statements.

38	Semi-Annual Report 2018

Schedule of Portfolio Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen High Yield Managed Duration Municipal Fund

Security Description	Principal Amount	Value
City of Rowlett, Bayside Public Improvement District 4.900%, 09/15/2024	$155,000	$150,941
Dallas County Schools, Public Property Finance Contractual Obligation 3.000%, 06/01/2018	1,240,000	1,186,754
Decatur Hospital Authority, Wise Regional Health System. — Series A 5.000%, 09/01/2023	75,000	80,651
Harris County Cultural Education Facilities Finance Corp., First Mortgage Brazos Presbyterian Homes 5.000%, 01/01/2027	895,000	956,236
Harris County Cultural Education Facilities Finance Corp., Willow Winds Project — Series A 5.000%, 10/01/2023	135,000	146,013
Mission Economic Development Corp. Revenue, Senior Lien Natgasoline Project — Series B 5.750%, 10/01/2031 (a)	500,000	519,020
New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park — Series B 4.000%, 07/01/2025	675,000	701,406
New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park — Series B 4.000%, 07/01/2026	500,000	517,600
New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park — Series B 4.000%, 07/01/2031	500,000	505,540
New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park — Series C 4.000%, 07/01/2019	255,000	258,942
New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park — Series C 4.000%, 07/01/2021	275,000	283,066
New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park — Series C 5.000%, 07/01/2023	300,000	324,018
New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park — Series C 5.000%, 07/01/2025	330,000	358,931
New Hope Cultural Education Facilities Corp., Cardinal Bay, Inc. Village On The Park — Series D 6.000%, 07/01/2026	150,000	151,028
New Hope Cultural Education Facilities Finance Corp. 5.000%, 04/01/2027	740,000	829,762
New Hope Cultural Education Facilities Finance Corp. 5.000%, 04/01/2028	550,000	611,798
New Hope Cultural Education Facilities Finance Corp., TEMPS — 80 MRC Senior Living Project 3.250%, 11/15/2022	1,000,000	982,590
Port Beaumont Navigation District Revenue, Jefferson Energy Co. Project (CS: Jefferson Railport LLC; SPA: See Notes) 7.250%, 02/01/2036 (Putable on 02/13/2020) (a)(c)	1,200,000	1,240,524
Port of Corpus Christi Authority of Nueces County, Solid Waste Disposal, Flint Hills Resources LP, West Plant Project — Series A 1.850%, 07/01/2029 (Putable on 05/02/2018) (a)(c)	5,200,000	5,200,000
SA Energy Acquisition Public Facility Corp. Revenue, Gas Supply Revenue (CS: Goldman Sachs & Co.) 5.500%, 08/01/2022	80,000	89,064
SA Energy Acquisition Public Facility Corp. Revenue, Gas Supply Revenue (CS: Goldman Sachs & Co.) 5.500%, 08/01/2023	50,000	56,465
Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility — Series A (CS: Buckingham Senior Living Community, Inc. Project)0 4.500%, 11/15/2021	1,220,000	1,214,461
Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility, Buckingham Senior Livng Community, Inc. Project — Series A 5.625%, 11/15/2024	3,000,000	3,069,630
Texas Municipal Gas Acquisition & Supply Corp. I, Sr. Lien — Series D 2.909%, 12/15/2026 (Putable on 06/15/2018) (c)	1,500,000	1,500,000
Texas Municipal Gas Acquisition & Supply Corp. I, Sr. Lien — Series D (CS: Merrill Lynch) 6.250%, 12/15/2026	2,700,000	3,142,125
Texas Municipal Gas Acquisition & Supply Corp. III Revenue (CS: Macquarie Group Ltd.) 5.000%, 12/15/2025	1,000,000	1,096,500
Texas Public Finance Authority, Refunding, Southern University Financing System 5.000%, 11/01/2021	100,000	108,882
		27,294,218
Utah (0.2%)
Utah Charter School Finance Authority 3.625%, 06/15/2021 (a)	500,000	496,125
Vermont (0.2%)
Vermont Student Assistance Corp. Education Loan Revenue — Series A 3.000%, 06/15/2019	345,000	346,508
Virgin Islands (0.8%)
Virgin Islands Public Finance, Gross Receipts Taxes Loan Note — Series A 5.000%, 10/01/2032	1,210,000	1,268,092
Virgin Islands Public Finance, Matching Fund Loan Note — Series A 5.000%, 10/01/2020	485,000	426,800
		1,694,892
Washington (2.0%)
Washington Housing Finance Commission, TEMPS 65 — Heron’s Key Senior Living 4.875%, 01/01/2022 (a)	280,000	280,109
Washington State Housing Finance Commission 5.000%, 01/01/2023 (a)	100,000	105,633
Washington State Housing Finance Commission 5.000%, 01/01/2023	80,000	86,235
Washington State Housing Finance Commission, Bayview Manor Homes — Series B 2.800%, 07/01/2021 (a)	590,000	587,510
Washington State Housing Finance Commission, Heron’s Key Senior Living — Series B-1 5.500%, 01/01/2024 (a)	1,000,000	1,000,570
Washington State Housing Finance Commission, Mirabella 6.000%, 10/01/2022 (a)	1,265,000	1,354,296

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	39

Schedule of Portfolio Investments (concluded)

April 30, 2018 (Unaudited)

Aberdeen High Yield Managed Duration Municipal Fund

Security Description	Principal Amount	Value
Washington State Housing Finance Commission, Wesley Homes at Lea Hill Project 3.200%, 07/01/2021 (a)	$485,000	$482,245
Washington State Housing Finance Commission, Wesley Homes at Lea Hill Project 3.750%, 07/01/2026 (a)	250,000	243,463
		4,140,061
West Virginia (1.1%)
Glenville State College 3.250%, 06/01/2022	500,000	489,195
Glenville State College 4.000%, 06/01/2027	1,250,000	1,204,613
Ohio County WV 1.750%, 06/01/2018	600,000	599,166
		2,292,974
Wisconsin (1.4%)
Public Finance Authority, Glenridge Palmer Ranch — Series A 7.000%, 06/01/2020	245,000	257,620
Public Finance Authority, Guilford College Education Facilities 5.000%, 01/01/2026	685,000	736,348
Public Finance Authority, Guilford College Education Facilities 5.000%, 01/01/2027	830,000	888,946
Public Finance Authority, Senior Living Revenue — Series 2017A (CS: Marys Woods At Marylhurst Project) 3.950%, 11/15/2024 (a)	620,000	630,267
Wisconsin Public Finance Authority (CS: Denver Great Hall LLC) 5.000%, 09/30/2037	250,000	274,165
Wisconsin Public Finance Authority, Roseman University of Health Sciences Project 5.000%, 04/01/2022	130,000	137,491
		2,924,837
Total Municipal Bonds (Cost $212,620,566)		210,670,727
MONEY MARKET FUNDS (0.0%) (d)
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares, 1.45%	13,855	13,855
Total Money Market Funds (Cost $13,855)		13,855
Total Investments (Cost $212,634,421) (e)—99.4%		210,684,582

Other Assets in Excess of Liabilities—0.6%		1,227,671
Total Net Assets—100.0%		$211,912,253

Percentages	are stated as a percent of net assets.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 22.4% of the Fund’s net assets.
(b)	Security is in default.
(c)	Variable Rate Security — The rate reported is the rate in effect as of April 30, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(d)	Amount is less than 0.05%.
(e)	See Note 7 for the cost of investments for federal tax purposes.
AMBAC	American Municipal Bond Assurance Corp.
CS	Credit Support
LOC	Line of Credit
NATL	RE-Reinsurance provided by National Public Finance Guarantee Corp.
SPA	Standby Purchase Agreement

The accompanying Notes are an integral part of these Financial Statements.

40	Semi-Annual Report 2018

Statements of Assets and Liabilities (Unaudited)

April 30, 2018

	Dynamic Dividend Fund	Income Builder Fund	Ultra Short Municipal Income Fund
Assets:
Investments, at value(1)	$161,126,429	$98,410,343	$1,049,827,109
Foreign currencies, at value(2)	62,294	–	–
Cash	–	–	64,879
Receivable from investment securities sold	1,578,433	1,673,482	300,000
Dividends and interest receivable	748,128	110,382	4,152,696
Receivable from capital shares issued	62,097	187	4,347,750
Tax reclaim receivable	116,494	–	–
Due from Adviser	1,470	–	158,788
Prepaid expenses and other assets	22,691	7,945	61,689

Total assets	163,718,036	100,202,339	1,058,912,911

Liabilities:
Payable for investment securities purchased	–	464,636	59,000,000
Payable for distributions to shareholders	215,678	–	–
Payable to custodian	695,560	12,055	–
Unrealized depreciation on forward currency contracts	46,409	–	–
Payable for capital shares redeemed	1,823,776	776,458	1,089,914
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	134,699	82,731	410,602
Distribution fees (Note 5)	4,345	6,710	55,461
Trustee fees (Note 6)	2,655	1,547	17,007
Other	107,331	38,194	643,302

Total liabilities	3,030,453	1,382,331	61,216,286

Net Assets	$160,687,583	$98,820,008	$997,696,625

Net Assets Represented by:
Paid-in-capital	$298,665,941	$75,377,592	$998,313,456
Undistributed net investment income	1,212,213	303,610	5,092
Accumulated net realized loss from investments, foreign currency transactions and forward currency contracts	(166,176,206)	(141,633)	(448,115)
Net unrealized appreciation/(depreciation) on:
Investments	27,042,516	23,280,439	(173,808)
Foreign currency translations	(10,472)	–	–
Forward currency contracts	(46,409)	–	–

Net Assets	$160,687,583	$98,820,008	$997,696,625

Net asset value
Institutional Class
Net assets	$156,535,865	$97,496,133	$812,829,332
Shares outstanding	38,029,796	5,823,353	80,994,057
Net asset value, offering price and redemption price per share*	$4.12	$16.74	$10.04
Class A
Net assets	$4,151,718	$1,323,875	$184,867,293
Shares outstanding	1,008,977	79,083	18,314,131
Net asset value per share	$4.11	$16.74	$10.09
Maximum offering price per share (net asset value plus sales charge of 5.50%, 5.50% and 0.50%, respectively, of offering price)	$4.35	$17.71	$10.14

* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$134,083,913	$75,129,904	$1,050,000,917
(2) Cost of foreign currencies	$62,681	$–	$–

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	41

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2018

High Yield Managed Duration Municipal Fund
Assets:
Investments, at value(1)	$210,684,582
Dividends and interest receivable	3,306,335
Receivable from capital shares issued	383,831
Due from Adviser	35,784
Prepaid expenses and other assets	24,255

Total assets	214,434,787

Liabilities:
Payable for investment securities purchased	1,839,092
Payable for distributions to shareholders	165,779
Payable to custodian	22,698
Payable for capital shares redeemed	254,072
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	119,884
Distribution fees (Note 5)	35,612
Trustee fees (Note 6)	2,510
Other	82,887

Total liabilities	2,522,534

Net Assets	$211,912,253

Net Assets Represented By:
Paid-in-capital	$215,844,809
Undistributed net investment income	2,365
Accumulated net realized loss from investments	(1,985,082)
Net unrealized depreciation on investments	(1,949,839)

Net Assets	$211,912,253

Net asset value
Institutional Class
Net assets	$171,755,388
Shares outstanding	16,924,872
Net asset value, offering price and redemption price per share*	$10.15
Class A
Net assets	$40,156,865
Shares outstanding	3,957,098
Net asset value per share	$10.15
Maximum offering price per share (net asset value plus sales charge of 2.50% of offering price)	$10.41

* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$212,634,421

The accompanying Notes are an integral part of these Financial Statements.

42	Semi-Annual Report 2018

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2018

	Dynamic Dividend Fund	Income Builder Fund	Ultra Short Municipal Income Fund
INVESTMENT INCOME:
Dividend income	$7,527,189	$1,948,874	$–
Less: Foreign taxes withheld	(124,926)	(5,482)	–
Interest income	952	3,875	8,607,679

Total investment income	7,403,215	1,947,267	8,607,679

EXPENSES:
Investment advisory fee (Note 6)	829,380	509,400	2,537,074
Transfer agent fees	123,817	13,310	344,383
Distribution fees – Class A (Note 5)	4,645	1,724	240,692
Administration fee (Note 6)	18,053	10,992	109,991
Audit and tax fees	19,150	16,108	53,344
Legal fees	11,834	6,433	64,508
Registration and filing fees	16,376	16,212	35,582
Accounting and custody fees	21,925	5,913	50,052
Trustee fees (Note 6)	7,488	4,610	47,989
Interest (Note 2)	40,796	–	–
Printing and mailing fees	12,519	3,015	27,460
Compliance fees	3,243	1,984	20,732
Other fees	12,117	6,826	31,331

Total expenses	1,121,343	596,527	3,563,138
Less: Fee waivers and/or expense reimbursements (Note 6)	(39,248)	–	(1,039,079)

Net expenses	1,082,095	596,527	2,524,059

Net investment income	6,321,120	1,350,740	6,083,620

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FOREIGN CURRENCY, FORWARD CURRENCY CONTRACTS, PURCHASED OPTIONS CONTRACTS AND WRITTEN OPTIONS CONTRACTS:
Net realized gain/(loss) from:
Investments	4,408,536	(27,987)	1,232
Foreign currency transactions	(30,316)	2,085	–
Forward currency contracts	(112,954)	–	–
Purchased options contracts	–	(55,408)	–
Written options contracts	–	19,391	–

Net realized gain/(loss) from investments, foreign currency, forward currency contracts, purchased options contracts and writen options contracts	4,265,266	(61,919)	1,232

Change in net unrealized appreciation/(depreciation) on:
Investments	(2,840,228)	889,630	(122,385)
Foreign currency translations	(7,473)	6	–
Forward currency contracts	32,994	–	–
Purchased options contracts	–	52,508	–
Written options contracts	–	(18,491)	–

Change in net unrealized appreciation/(depreciation) on investments, foreign currency, forward currency contracts, purchased options contracts and written options contracts	(2,814,707)	923,653	(122,385)

Net gain/(loss) on investments and foreign currency	1,450,559	861,734	(121,153)

Increase in net assets from operations	$7,771,679	$2,212,474	$5,962,467

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	43

Statements of Operations (Unaudited) (concluded)

For the Six Months Ended April 30, 2018

High Yield Managed Duration Municipal Fund
INVESTMENT INCOME:
Interest income	$4,812,941

Total investment income	4,812,941

EXPENSES:
Investment advisory fee (Note 6)	776,716
Transfer agent fees	77,903
Distribution fees – Class A (Note 5)	55,399
Administration fee (Note 6)	26,106
Audit and tax fees	17,633
Legal fees	12,685
Registration and filing fees	25,694
Accounting and custody fees	10,862
Trustee fees (Note 6)	10,946
Interest (Note 2)	21,973
Printing and mailing fees	4,991
Compliance fees (Note 6)	4,665
Other fees	7,399

Total expenses	1,052,972
Less: Fee waivers and/or expense reimbursements (Note 6)	(198,086)

Net expenses	854,886

Net investment income	3,958,055

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from investments	309,738
Change in net unrealized appreciation/(depreciation) on investments	(2,496,613)

Net gain/(loss) on investments	(2,186,875)

Increase in net assets from operations	$1,771,180

The accompanying Notes are an integral part of these Financial Statements.

44	Semi-Annual Report 2018

Statements of Changes in Net Assets

	Dynamic Dividend Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Operations:
Net investment income	$6,321,120	$9,502,803
Net realized gain (loss) from:
Investments	4,408,536	2,912,566
Foreign currency transactions	(30,316)	(103,543)
Forward currency contracts	(112,954)	678,744
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,840,228)	20,779,371
Foreign currency translations	(7,473)	18,778
Forward currency contracts	32,994	(543,563)

Increase in net assets from operations	7,771,679	33,245,156

Distributions to Shareholders:
Distributions to Institutional Class Shareholders:
From net investment income	(4,690,587)	(9,421,392)
From tax return of capital	–	(301,575)
Distributions to Class A Shareholders:
From net investment income	(105,679)	(221,848)
From tax return of capital	–	(7,361)

Decrease in net assets from distributions to shareholders	(4,796,266)	(9,952,176)

Capital Share Transactions (Note 3):
Net proceeds from shares sold	8,349,637	7,436,091
Dividends reinvested	3,506,817	7,318,306
Redemption fees (Note 2)	1,899	412
Cost of shares redeemed	(18,221,096)	(29,037,147)

Decrease in net assets from capital share transactions	(6,362,743)	(14,282,338)

Net increase (decrease) in net assets	(3,387,330)	9,010,642

Net Assets:
Beginning of period	164,074,913	155,064,271

End of period*	$160,687,583	$164,074,913

* Including undistributed (distributions in excess of) net investment income of:	$1,212,213	$(312,641)

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	45

Statements of Changes in Net Assets (continued)

	Income Builder Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

Operations:
Net investment income	$1,350,740	$3,453,914
Net realized gain (loss) from:
Investments	(27,987)	2,982,657
Foreign currency transactions	2,085	20,881
Purchased options contracts	(55,408)	(82,885)
Written options contracts	19,391	46,562
Change in net unrealized appreciation/(depreciation) on:
Investments	889,630	11,302,481
Foreign currency translations	6	22
Purchased options contracts	52,508	(52,508)
Written options contracts	(18,491)	18,491

Increase in net assets from operations	2,212,474	17,689,615

Distributions to Shareholders:
Distributions to Institutional Class Shareholders:
From net investment income	(1,924,487)	(3,215,271)
From net realized gain on investments	(2,706,509)	–
Distributions to Class A Shareholders:
From net investment income	(24,574)	(44,606)
From net realized gain on investments	(38,129)	–

Decrease in net assets from distributions to shareholders	(4,693,699)	(3,259,877)

Capital Share Transactions (Note 3):
Net proceeds from shares sold	719,768	531,452
Dividends reinvested	4,647,721	3,195,783
Redemption fees (Note 2)	–	130
Cost of shares redeemed	(4,080,435)	(3,684,161)

Increase in net assets from capital share transactions	1,287,054	43,204

Net increase (decrease) in net assets	(1,194,171)	14,472,942

Net Assets:
Beginning of period	100,014,179	85,541,237

End of period*	$98,820,008	$100,014,179

* Including undistributed net investment income of:	$303,610	$901,931

The accompanying Notes are an integral part of these Financial Statements.

46	Semi-Annual Report 2018

Statements of Changes in Net Assets (continued)

	Ultra Short Municipal Income Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

Operations:
Net investment income	$6,083,620	$8,762,664
Net realized gain from investments	1,232	97,195
Change in net unrealized appreciation/(depreciation) on:
Change in unrealized (depreciation) on investments	(122,385)	(45,140)

Increase in net assets from operations	5,962,467	8,814,719

Distributions to Shareholders:
Distributions to Institutional Class Shareholders:
From net investment income	(5,124,217)	(7,470,264)
Distributions to Class A Shareholders:
From net investment income	(959,403)	(1,287,296)

Decrease in net assets from distributions to shareholders	(6,083,620)	(8,757,560)

Capital Share Transactions (Note 3):
Net proceeds from shares sold	305,894,029	789,259,901
Dividends reinvested	4,704,400	6,690,198
Redemption fees (Note 2)	4,794	17,161
Cost of shares redeemed	(420,674,465)	(800,237,513)

Decrease in net assets from capital share transactions	(110,071,242)	(4,270,253)

Net decrease in net assets	(110,192,395)	(4,213,094)

Net Assets:
Beginning of period	1,107,889,020	1,112,102,114

End of period*	$997,696,625	$1,107,889,020

* Including undistributed net investment income of:	$5,092	$5,092

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	47

Statements of Changes in Net Assets (concluded)

	High Yield Managed Duration Municipal Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

Operations:
Net investment income	$3,958,055	$5,972,292
Net realized gain (loss) from investments	309,738	(1,374,404)
Change in net unrealized appreciation/(depreciation) on:
Change in unrealized (depreciation) on investments	(2,496,613)	(816,823)

Increase in net assets from operations	1,771,180	3,781,065

Distributions to Shareholders:
Distributions to Institutional Class Shareholders:
From net investment income	(3,269,403)	(4,764,895)
Distributions to Class A Shareholders:
From net investment income	(688,797)	(1,205,149)

Decrease in net assets from distributions to shareholders	(3,958,200)	(5,970,044)

Capital Share Transactions (Note 3):
Net proceeds from shares sold	45,152,504	179,707,692
Dividends reinvested	2,885,996	4,312,548
Redemption fees (Note 2)	8,622	28,774
Cost of shares redeemed	(92,281,423)	(112,531,791)

Increase (decrease) in net assets from capital share transactions	(44,234,301)	71,517,223

Net increase (decrease) in net assets	(46,421,321)	69,328,244

Net Assets:
Beginning of period	258,333,574	189,005,330

End of period*	$211,912,253	$258,333,574

* Including undistributed net investment income of:	$2,365	$2,510

The accompanying Notes are an integral part of these Financial Statements.

48	Semi-Annual Report 2018

Financial Highlights

(For a share outstanding throughout each period)

Dynamic Dividend Fund

	Six Months Ended April 30, 2018 (Unaudited)		Years Ended October 31,
			2017	2016	2015†		2014†	2013†
Institutional Class:
Net asset value per share, beginning of period	$4.04		$3.49	$3.73	$3.83		$3.77	$3.49

Income from investment operations:
Net investment income	0.16		0.22	0.21	0.25		0.21	0.22
Net realized and unrealized gain (loss)	0.04		0.57	(0.21)	(0.11)		0.09	0.34

Total from investment operations	0.20		0.79	0.00	0.14		0.30	0.56

Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.00	(a)	0.00 (a)	0.00 (a)
Less distributions:
Net investment income	(0.12)		(0.23)	(0.22)	(0.24)		(0.24)	(0.28)
Net realized gains	–		–	–	(0.00	)(a)	–	–
Tax return of capital	–		(0.01)	(0.02)	–		–	–

Total distributions	(0.12)		(0.24)	(0.24)	(0.24)		(0.24)	(0.28)

Net asset value per share, end of period	$4.12		$4.04	$3.49	$3.73		$3.83	$3.77

Total return	4.95	%(b)	23.22%	0.18%	3.59%		8.09%	17.02%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$156,536		$160,696	$151,200	$182,039		$210,436	$247,276
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements(c)	1.35	%(d)	1.33%	1.31%	1.27%		1.44%	1.43%
After waivers and/or expense reimbursements(e)	1.30	%(d)	1.29%	1.30%	1.27%		1.38%	1.38%
Ratio of net investment income to average net assets	7.61	%(d)	5.95%	6.13%	6.28%		5.30%	5.78%
Portfolio turnover(f)	35	%(b)	82%	88%	111%		81%	197%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.30% for the six months ended April 30, 2018, and 1.29%, 1.30%, 1.24%, 1.41% and 1.40% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(d)	Annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.25% for the six months ended April 30, 2018, and 1.25%, 1.29%, 1.24%, 1.35%, and 1.35% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	49

Financial Highlights (continued)

(For a share outstanding throughout each period)

Dynamic Dividend Fund (concluded)

	Six Months Ended April 30, 2018 (Unaudited)		Years Ended October 31,
			2017	2016	2015†		2014†	2013†
Class A:
Net asset value per share, beginning of period	$4.04		$3.49	$3.73	$3.83		$3.77	$3.49

Income from investment operations:
Net investment income	0.17		0.22	0.18	0.24		0.17	0.23
Net realized and unrealized gain (loss)	0.02		0.56	(0.19)	(0.11)		0.12	0.33

Total from investment operations	0.19		0.78	(0.01)	0.13		0.29	0.56

Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.00	(a)	0.00 (a)	0.00 (a)
Less distributions:
Net investment income	(0.12)		(0.22)	(0.21)	(0.23)		(0.23)	(0.28)
Net realized gains	–		–	–	(0.00	)(a)	–	–
Tax return of capital	–		(0.01)	(0.02)	–		–	–

Total distributions	(0.12)		(0.23)	(0.23)	(0.23)		(0.23)	(0.28)

Net asset value per share, end of period	$4.11		$4.04	$3.49	$3.73		$3.83	$3.77

Total return(b)	4.58	%(c)	22.92%	(0.06)%	3.34%		7.83%	16.73%
Ratios/Supplemental Data
Net Assets at end of period (000)	$4,152		$3,379	$3,865	$4,010		$4,219	$2,479
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements(d)	1.60	%(e)	1.58%	1.56%	1.52%		1.69%	1.68%
After waivers and/or expense reimbursements(f)	1.55	%(e)	1.54%	1.55%	1.52%		1.63%	1.63%
Ratio of net investment income to average net assets	7.96	%(e)	6.14%	5.02%	5.95%		4.51%	5.38%
Portfolio turnover(g)	35	%(c)	82%	88%	111%		81%	197%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Total returns would be reduced if a sales or redemption charge was taken into account.
(c)	Not annualized.
(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.55% for the six months ended April 30, 2018, 1.53%, 1.55%, 1.49%, 1.66% and 1.65% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(e)	Annualized.
(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.50% for the six months ended April 30, 2018, 1.50%, 1.54%, 1.49%, 1.60% and 1.60% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying Notes are an integral part of these Financial Statements.

50	Semi-Annual Report 2018

Financial Highlights (continued)

(For a share outstanding throughout each period)

Income Builder Fund

	Six Months Ended April 30, 2018 (Unaudited)		Years Ended October 31,
			2017	2016	2015†	2014†	2013†
Institutional Class:
Net asset value per share, beginning of period	$17.16		$14.70	$15.05	$15.88	$15.19	$12.88

Income from investment operations:
Net investment income	0.70		0.57	0.63	0.38	0.49	0.51
Net realized and unrealized gain (loss)	(0.32)		2.45	(0.35)	(0.02)	1.29	2.65

Total from investment operations	0.38		3.02	0.28	0.36	1.78	3.16

Redemption fees	–		0.00 (a)	0.00 (a)	–	0.01	0.03
Less distributions:
Net investment income	(0.33)		(0.56)	(0.53)	(0.50)	(0.51)	(0.64)
Net realized gains	(0.47)		–	(0.10)	(0.69)	(0.59)	(0.24)

Total distributions	(0.80)		(0.56)	(0.63)	(1.19)	(1.10)	(0.88)

Net asset value per share, end of period	$16.74		$17.16	$14.70	$15.05	$15.88	$15.19

Total return	2.15	%(b)	20.75%	1.86%	2.16%	12.25%	25.94%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$97,496		$98,672	$84,271	$90,126	$4,486	$3,418
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements(c)	1.17	%(d)	1.19%	1.18%	1.93%	2.25%	3.43%
After waivers and/or expense reimbursements(e)	1.17	%(d)	1.19%	1.18%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets	2.66	%(d)	3.59%	4.24%	2.14%	3.33%	3.94%
Portfolio turnover(f)	41	%(b)	69%	93%	97%	78%	86%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.17% for the six months ended April 30, 2018, and 1.19%, 1.18%, 1.93%, 2.25% and 3.43% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(d)	Annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.17% for the six months ended April 30, 2018, and 1.19%, 1.18%, 1.35%, 1.35%, and 1.35% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	51

Financial Highlights (continued)

(For a share outstanding throughout each period)

Income Builder Fund (concluded)

	Six Months Ended April 30, 2018 (Unaudited)		Years Ended October 31,
			2017	2016	2015†	2014†	2013†
Class A:
Net asset value per share, beginning of period	$17.16		$14.70	$15.05	$15.88	$15.18	$12.88

Income from investment operations:
Net investment income	0.21		0.55	0.68	0.43	0.38	0.63
Net realized and unrealized gain (loss)	0.15		2.43	(0.44)	(0.10)	1.37	2.48

Total from investment operations	0.36		2.98	0.24	0.33	1.75	3.11

Redemption fees	–		0.00 (a)	0.00 (a)	–	0.01	0.04
Less distributions:
Net investment income	(0.31)		(0.52)	(0.49)	(0.47)	(0.47)	(0.61)
Net realized gains	(0.47)		–	(0.10)	(0.69)	(0.59)	(0.24)

Total distributions	(0.78)		(0.52)	(0.59)	(1.16)	(1.06)	(0.85)

Net asset value per share, end of period	$16.74		$17.16	$14.70	$15.05	$15.88	$15.18

Total return (b)	2.02	%(c)	20.50%	1.59%	1.93%	12.04%	25.55%
Ratios/Supplemental Data
Net Assets at end of period (000)	$1,324		$1,342	$1,270	$2,358	$865	$917
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (d)	1.42	%(e)	1.44%	1.41%	2.18%	2.50%	3.68%
After waivers and/or expense reimbursements (f)	1.42	%(e)	1.44%	1.41%	1.60%	1.60%	1.60%
Ratio of net investment income to average net assets	2.39	%(e)	3.37%	4.46%	2.65%	2.41%	3.72%
Portfolio turnover (g)	41	%(c)	69%	93%	97%	78%	86%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Total returns would be reduced if a sales or redemption charge was taken into account.
(c)	Not annualized.
(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.42% for the six months ended April 30, 2018, 1.44%, 1.41%, 2.18%, 2.50% and 3.68% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(e)	Annualized.
(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.42% for the six months ended April 30, 2018, 1.44%, 1.41%, 1.60%, 1.60% and 1.60% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying Notes are an integral part of these Financial Statements.

52	Semi-Annual Report 2018

Financial Highlights (continued)

(For a share outstanding throughout each period)

Ultra Short Municipal Income Fund

	Six Months Ended April 30, 2018 (Unaudited)		Years Ended October 31,
			2017		2016		2015†		2014†	2013†
Institutional Class:
Net asset value per share, beginning of period	$10.04		$10.04		$10.04		$10.04		$10.03	$10.05

Income from investment operations:
Net investment income	0.62		0.09		0.06		0.05		0.05	0.06
Net realized and unrealized gain (loss)	–	(a)	(0.00	)(a)	(0.00	)(a)	0.00	(a)	0.01	(0.02)

Total from investment operations	0.62		0.09		0.06		0.05		0.06	0.04

Redemption fees	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00 (a)	0.00 (a)
Less distributions:
Net investment income	(0.62)		(0.09)		(0.06)		(0.05)		(0.05)	(0.06)
Net realized gains	–		–		–		(0.00	)(a)	–	–

Total distributions	(0.62)		(0.09)		(0.06)		(0.05)		(0.05)	(0.06)

Net asset value per share, end of period	$10.04		$10.04		$10.04		$10.04		$10.04	$10.03

Total return	0.62	%(b)	0.87%		0.64%		0.52%		0.63%	0.36%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$812,829		$896,624		$905,843		$772,308		$831,505	$933,294
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	0.65	%(c)	0.65%		0.74%		0.93%		0.90%	0.89%
After waivers and/or expense reimbursements	0.45	%(c)	0.44%		0.43%		0.50%		0.53%	0.61%
Ratio of net investment income to average net assets	1.25	%(c)	0.86%		0.64%		0.51%		0.53%	0.55%
Portfolio turnover (d)	92	%(b)	214%		143%		155%		168%	185%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	53

Financial Highlights (continued)

(For a share outstanding throughout each period)

Ultra Short Municipal Income Fund (concluded)

	Six Months Ended April 30, 2018 (Unaudited)		Years Ended October 31,
			2017		2016	2015†		2014†	2013†
Class A:
Net asset value per share, beginning of period	$10.09		$10.09		$10.10	$10.10		$10.09	$10.10

Income from investment operations:
Net investment income	0.05		0.06		0.04	0.03		0.03	0.03
Net realized and unrealized gain (loss)	–	(a)	(0.00	)(a)	(0.01)	0.00	(a)	0.01	(0.01)

Total from investment operations	0.05		0.06		0.03	0.03		0.04	0.02

Redemption fees	0.00	(a)	0.00	(a)	0.00 (a)	0.00	(a)	0.00 (a)	0.00 (a)
Less distributions:
Net investment income	(0.05)		(0.06)		(0.04)	(0.03)		(0.03)	(0.03)
Net realized gains	–		–		–	(0.00	)(a)	–	–

Total distributions	(0.05)		(0.06)		(0.04)	(0.03)		(0.03)	(0.03)

Net asset value per share, end of period	$10.09		$10.09		$10.09	$10.10		$10.10	$10.09

Total return(b)	0.50	%(c)	0.62%		0.29%	0.26%		0.38%	0.21%
Ratios/Supplemental Data
Net Assets at end of period (000)	$184,867		$211,265		$206,259	$203,472		$247,599	$305,193
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	0.90	%(d)	0.90%		0.99%	1.18%		1.15%	1.14%
After waivers and/or expense reimbursements	0.70	%(d)	0.69%		0.68%	0.75%		0.78%	0.86%
Ratio of net investment income to average net assets	1.00	%(d)	0.62%		0.39%	0.26%		0.28%	0.30%
Portfolio turnover(e)	92	%(c)	214%		143%	155%		168%	185%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Total returns would be reduced if a sales or redemption charge was taken into account.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying Notes are an integral part of these Financial Statements.

54	Semi-Annual Report 2018

Financial Highlights (continued)

(For a share outstanding throughout each period)

High Yield Managed Duration Municipal Fund

	Six Months Ended April 30, 2018 (Unaudited)		Years Ended October 31,					Period Ended October 31, 2013†(a)
			2017	2016	2015†		2014†
Institutional Class:
Net asset value per share, beginning of period	$10.24		$10.34	$10.29	$10.29		$9.95	$10.00

Income from investment operations:
Net investment income	0.17		0.31	0.34	0.36		0.37	0.06
Net realized and unrealized gain (loss)	(0.09)		(0.10)	0.05	(0.00	)(b)	0.34	(0.05)

Total from investment operations	0.08		0.21	0.39	0.36		0.71	0.01

Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	–		–	–
Less distributions:
Net investment income	(0.17)		(0.31)	(0.34)	(0.36)		(0.37)	(0.06)
Net realized gains	–		–	–	(0.00	)(b)	–	–

Total distributions	(0.17)		(0.31)	(0.34)	(0.36)		(0.37)	(0.06)

Net asset value per share, end of period	$10.15		$10.24	$10.34	$10.29		$10.29	$9.95

Total return	0.79	%(c)	2.08%	3.84%	3.65%		7.32%	0.11	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$171,755		$207,427	$153,300	$48,261		$25,566	$19,915
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements(d)	0.83	%(e)	0.84%	0.88%	1.12%		1.30%	1.66	%(e)
After waivers and/or expense reimbursements(f)	0.67	%(e)	0.65%	0.68%	0.82%		0.81%	0.74	%(e)
Ratio of net investment income to average net assets	3.35	%(e)	3.04%	3.28%	3.49%		3.75%	1.47	%(e)
Portfolio turnover(g)	39	%(c)	151%	132%	58%		62%	117%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Institutional Class commenced operations on June 3, 2013.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 0.82% for the six months ended April 30, 2018, and 0.84%, 0.87%, 1.12%, 1.29% and 1.66% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(e)	Annualized.
(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 0.65% for the six months ended April 30, 2018, and 0.65%, 0.68%, 0.80%, 0.80%, and 0.74% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	55

Financial Highlights (concluded)

(For a share outstanding throughout each period)

High Yield Managed Duration Municipal Fund (concluded)

	Six Months Ended April 30, 2018 (Unaudited)		Years Ended October 31,					Period Ended October 31, 2013†(a)
			2017	2016	2015†		2014†
Class A:
Net asset value per share, beginning of period	$10.24		$10.34	$10.29	$10.29		$9.95	$10.00

Income from investment operations:
Net investment income	0.16		0.28	0.32	0.34		0.35	0.05
Net realized and unrealized gain (loss)	(0.09)		(0.10)	0.04	0.00	(b)	0.34	(0.05)

Total from investment operations	0.07		0.18	0.36	0.34		0.69	0.00

Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	–		–	–
Less distributions:
Net investment income	(0.16)		(0.28)	(0.31)	(0.34)		(0.35)	(0.05)
Net realized gains	–		–	–	(0.00	)(b)	–	–

Total distributions	(0.16)		(0.28)	(0.31)	(0.34)		(0.35)	(0.05)

Net asset value per share, end of period	$10.15		$10.24	$10.34	$10.29		$10.29	$9.95

Total return(c)	0.67	%(d)	1.82%	3.58%	3.42%		7.08%	0.01	%(d)
Ratios/Supplemental Data
Net Assets at end of period (000)	$40,157		$50,906	$35,705	$10,170		$107	$100
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements(e)	1.08	%(f)	1.09%	1.12%	1.37%		1.55%	1.91	%(f)
After waivers and/or expense reimbursements(g)	0.92	%(f)	0.90%	0.93%	1.07%		1.06%	0.99	%(f)
Ratio of net investment income to average net assets	3.11	%(f)	2.78%	3.03%	3.16%		3.49%	1.21	%(f)
Portfolio turnover(h)	39	%(d)	151%	132%	58%		62%	117%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on June 3, 2013.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Not annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.07% for the six months ended April 30, 2018, 1.09%, 1.12%, 1.37%,1.53% and 1.90% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(f)	Annualized.
(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 0.90% for the six months ended April 30, 2018, 0.90%, 0.93%, 1.05%, 1.05% and 0.99% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying Notes are an integral part of these Financial Statements.

56	Semi-Annual Report 2018

Notes to Financial Statements

April 30, 2018 (Unaudited)

1. Organization:

Alpine Series Trust (the “Series Trust”) was organized in 2001 as a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Alpine Income Trust (the “Income Trust”) was organized in 2002 as a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company.

On December 14, 2017, at a meeting of the Boards of Trustees (the “Boards”) of Alpine Series Trust and Alpine Income Trust (the “Trusts”), the Boards each considered and unanimously approved an agreement and plan of reorganization with respect to each Fund within the Trusts whereby each Fund would participate in a reorganization that would allow it to continue to operate as a corresponding new, separate series of Aberdeen Funds, a Delaware statutory trust (the “Acquiring Funds”). Following approval by shareholders, each Predecessor Fund transferred all of its assets and liabilities as of the close of business May 4, 2018. Aberdeen Asset Management Inc. (“Aberdeen”) serves as the investment adviser to all of the Acquiring Funds and Aberdeen Asset Managers Limited serves as the subadviser to the Aberdeen Dynamic Dividend Fund. The Acquiring Funds and corresponding Predecessor Funds are shown in the chart below.

Acquiring Fund	Corresponding Alpine Predecessor Fund
Aberdeen Dynamic Dividend Fund	Alpine Dynamic Dividend Fund (“Dynamic Dividend Fund”)
Aberdeen Income Builder Fund	Alpine Rising Dividends Fund (“Income Builder Fund”)
Aberdeen Ultra Short Municipal Income Fund	Alpine Ultra Short Municipal Income Fund (“Ultra Short Municipal Income Fund”)
Aberdeen High Yield Managed Duration Municipal Fund	Alpine High Yield Managed Duration Municipal Fund (“High Yield Managed Duration Municipal Fund”)

Information in the Financial Statements and Notes hereto pertains to the Predecessor Funds, unless otherwise noted. For more information regarding the Acquiring Funds, please see the Acquiring Funds’ prospectus dated March 7, 2018. The Dynamic Dividend Fund, Income Builder Fund, Ultra Short Municipal Income Fund and High Yield Managed Duration Municipal Fund (individually referred to as a “Fund” and collectively, “the Funds”) are diversified funds. Dynamic Dividend Fund seeks high current dividend income that qualifies for the reduced U.S. federal income tax rates created by the “Jobs and Growth Tax Relief Reconciliation Act of 2003,” while also focusing on total return for long-term growth of capital. Income Builder Fund seeks income with long-term growth of capital as a secondary objective. Ultra Short Municipal Income Fund seeks high after-tax current income consistent with preservation of capital. High Yield Managed Duration Municipal Fund seeks a high level of current income exempt from federal income tax.

Alpine Woods Capital Investors, LLC (the “Adviser”), Delaware limited liability company, served as the investment manager to the Funds during the six-month period ended April 30, 2018. The Funds offer Institutional Class and Class A shares. Institutional Class shares are sold without a sales charge. Class A shares have an initial sales charge, which may be waived under certain conditions as described in the Funds’ prospectus. Class A shares may be subject to contingent deferred sales charges (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities, except that Class A shares bear certain expenses related to the distribution fee of such shares. Each class has exclusive voting rights with respect to the distribution fee of such class. Each class has exclusive voting rights with respect to matters relating to its shareholders servicing and distribution expenditures.

The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946 Financial Services – Investment Companies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A.	Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Funds are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines

2018 Semi-Annual Report	57

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

established by the Board. In computing the Funds’ NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds’ NAVs are not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Funds may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Funds’ NAVs are calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and over-the-counter derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAVs may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Funds may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Funds, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board of Trustees has established a Valuation Committee which is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

58	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

Fair Value Measurement:

In accordance with FASB ASC 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Funds would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

•	Level 1 – Unadjusted quoted prices in active markets for identical investments.
•	Level 2 – Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).
•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

The following is a summary of the inputs used to value the Funds’ assets and liabilities carried at fair value as of April 30, 2018:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total Value
Dynamic Dividend Fund*
Common Stocks
Aerospace & Defense	$901,736	$–	$–	$901,736
Air Freight & Logistics	1,903,440	–	–	1,903,440
Airlines	2,282,014	1,618,043	–	3,900,057
Auto Components	1,598,562	–	–	1,598,562
Banks	7,964,000	10,602,260	–	18,566,260
Beverages	1,715,428	–	–	1,715,428
Biotechnology	1,833,445	–	–	1,833,445
Capital Markets	7,205,518	1,439,032	–	8,644,550
Chemicals	1,161,030	1,495,387	–	2,656,417
Commercial Services & Supplies	–	1,115,973	–	1,115,973
Communications Equipment	1,683,020	1,440,051	–	3,123,071
Construction & Engineering	–	4,208,336	–	4,208,336
Consumer Finance	1,653,000	–	–	1,653,000
Diversified Telecommunication Services	828,000	1,755,251	–	2,583,251
Electric Utilities	2,754,272	–	–	2,754,272
Electrical Equipment	–	1,705,711	–	1,705,711
Electronic Equipment, Instruments & Components	1,504,700	–	–	1,504,700
Energy Equipment & Services	2,166,050	–	–	2,166,050

2018 Semi-Annual Report	59

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

	Valuation Inputs
	Level 1	Level 2	Level 3	Total Value
Dynamic Dividend Fund* – continued
Common Stocks – continued
Equity Real Estate Investment	$2,695,070	$1,642,936	$–	$4,338,006
Food Products	2,871,710	1,626,872	–	4,498,582
Health Care Equipment & Supplies	2,934,552	–	–	2,934,552
Health Care Providers & Services	6,901,301	–	–	6,901,301
Hotels, Restaurants & Leisure	1,043,144	–	–	1,043,144
Household Durables	4,171,440	–	–	4,171,440
Household Products	–	1,704,539	–	1,704,539
IT Services	1,959,015	–	–	1,959,015
Independent Power and Renewable Electricity Producers	834,714	–	–	834,714
Insurance	1,674,400	1,277,229	–	2,951,629
Internet Software & Services	1,424,262	–	–	1,424,262
Life Sciences Tools & Services	1,682,800	–	–	1,682,800
Machinery	1,728,475	1,792,653	–	3,521,128
Media	1,318,380	1,576,345	–	2,894,725
Metals & Mining	4,741,441	826,795	–	5,568,236
Multi-Utilities	1,071,213	1,644,273	–	2,715,486
Multiline Retail	2,449,668	–	–	2,449,668
Oil, Gas & Consumable Fuels	8,306,849	–	–	8,306,849
Paper & Forest Products	909,540	2,655,397	–	3,564,937
Pharmaceuticals	3,762,858	–	–	3,762,858
Real Estate Management & Development	–	1,665,003	–	1,665,003
Road & Rail	3,663,401	–	–	3,663,401
Semiconductors & Semiconductor Equipment	5,621,187	967,321	–	6,588,508
Software	1,886,435	–	–	1,886,435
Specialty Retail	3,139,283	–	–	3,139,283
Technology Hardware, Storage & Peripherals	3,679,950	1,301,269	–	4,981,219
Textiles, Apparel & Luxury Goods	1,133,616	–	–	1,133,616
Transportation Infrastructure	853,505	–	–	853,505
Wireless Telecommunication Services	–	1,668,924	–	1,668,924
Exchange-Traded Funds	3,172,450	–	–	3,172,450
Money Market Fund	–	2,611,955	–	2,611,955

Total	$112,784,874	$48,341,555	$–	$161,126,429

Other Financial Instruments
Liabilities
Forward Currency Contracts	$–	$(46,409)	$–	$(46,409)

Total	$–	$(46,409)	$–	$(46,409)

Income Builder Fund*
Common Stocks	$87,412,409	$–	$–	$87,412,409
Exchange-Traded Funds	5,089,010	–	–	5,089,010
Money Market Fund	–	5,908,924	–	5,908,924

Total	$92,501,419	$5,908,924	$–	$98,410,343

60	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

	Valuation Inputs
	Level 1	Level 2	Level 3	Total Value
Ultra Short Municipal Income Fund*
Municipal Bonds	$ –	$1,049,808,730	$ –	$1,049,808,730
Money Market Fund	–	18,379	–	18,379

Total	$ –	$1,049,827,109	$ –	$1,049,827,109

High Yield Managed Duration Municipal Fund*
Municipal Bonds	$ –	$210,670,727	$ –	$210,670,727
Money Market Fund	–	13,855	–	13,855

Total	$ –	$210,684,582	$ –	$210,684,582

*	For detailed sector, country and state descriptions, see accompanying Schedule of Portfolio Investments.

For the period ended April 30, 2018, Dynamic Dividend Fund had transfers from Level 1 to Level 2, Income Builder Fund, Ultra Short Municipal Income Fund and High Yield Managed Duration Municipal Fund had no transfers between Level 1, Level 2 and Level 3. The Funds recognize transfers as of the beginning of the period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Income Builder Fund
Balance as of October 31, 2017	$23,508
Realized gain (loss)	(2,658)
Change in net unrealized depreciation*	2,567
Purchases	–
Sales	(23,417)
Transfers in to Level 3	–
Transfers out of Level 3	–

Balance as of April 30, 2018	$–

Change in net unrealized appreciation/(depreciation) on Level 3 assets held at period end	$2,567

*	Statements of Operations Location: Change in net unrealized appreciation/(depreciation) on investments and foreign currency.

B.	Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C.	Line of Credit and Custody Overdrafts:

On December 1, 2010, each of the Series Trust and Income Trust entered into a lending agreement with BNP Paribas through its New York branch (“BNPP NY”) on behalf of each of the Funds. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. The BNPP NY facility provided secured, uncommitted lines of credit for the Funds

2018 Semi-Annual Report	61

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

where selected Funds’ assets are pledged against advances made to the respective Fund. Each Fund had granted a security interest in all pledged assets used as collateral to the BNPP NY facility. Each Fund is permitted to borrow up to 33.33% of its total assets for extraordinary or emergency purposes. Additionally, each of the Funds is permitted to borrow up to 10% of its total assets for investment purposes but in no case shall any Fund’s total outstanding borrowings exceed 33.33% of their respective total assets. Either BNPP NY or the Funds may terminate this agreement upon delivery of written notice. For the six-month period ended April 30, 2018, the average interest rate paid on outstanding borrowings under the line of credit was 2.62% and 2.55% for the Dynamic Dividend Fund and High Yield Managed Duration Municipal Fund, respectively. The Funds may also incur interest expense on custody overdraft charges. Effective May 7, 2018, the Trust, on behalf of each of the Funds of the Trust (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) for the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

	Dynamic Dividend Fund	Income Builder Fund	Ultra Short Municipal Income Fund	High Yield Managed Duration Municipal Fund
Total line of credit amount available for investment purposes at April 30, 2018	$16,371,804	$10,020,234	$105,891,291	$21,443,479
Line of credit outstanding at April 30, 2018	–	–	–	–
Line of credit amount unused at April 30, 2018	16,371,804	10,020,234	105,891,291	21,443,479
Average balance outstanding during the period	3,097,468	–	–	1,710,752
Maximum balance outstanding during the period	11,231,126	–	–	13,750,437
Interest expense incurred on line of credit during the period	40,796	–	–	21,973
Interest expense incurred on custody overdrafts during the period	–	5	4,321	608

D.	Federal and Other Income Taxes:

It is each Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake procedural steps to claim the benefits of such treaties. Where available, the Funds will file refund claims for foreign taxes withheld.

FASB (ASC 740-10) “Income Taxes” – overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2018, no provision for income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of April 30, 2018, open Federal and New York tax years include the tax years ended October 31, 2014 through 2017. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable. Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. As of April 30, 2018, there were no outstanding balances of accrued capital gains taxes for the Funds.

E.	Distributions to Shareholders:

Each Fund intends to distribute all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of the respective Funds at net asset value per share, unless otherwise requested.

62	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

F.	Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated among the classes of the Funds based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific distribution expenses are limited to those incurred under the Distribution Plan for Class A shares (See Note 5).

G.	Foreign Currency Translation Transactions:

Each of the Dynamic Dividend Fund and Income Builder Fund may invest without limitation in foreign securities. The Funds do not isolate the portion of each portfolio invested in foreign securities of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations.

i) fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

H.	Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

I.	Equity-Linked Structured Notes:

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Funds did not hold equity-linked structured notes as of April 30, 2018.

J.	Options:

The Funds may engage in option transactions and in doing so achieve similar objectives to what they would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

2018 Semi-Annual Report	63

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

To seek to offset some of the risk of a potential decline in value of certain long positions, the Funds may also purchase put options on individual securities. The Funds may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities in the Funds’ portfolio.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively. During the six-month period ended April 30, 2018, the Income Builder Fund entered into purchased options contracts and written options contracts. The average number of purchased options contracts held by the Income Builder Fund throughout the year was 200. The average number of written options contracts held by the Income Builder Fund throughout the year was 200. This is based on amounts held as of each month-end throughout the fiscal year. Purchased options contracts outstanding at year end, if any, are listed within each Fund’s Schedule of Investments and written options contracts outstanding at year end, if any, are listed after each Fund’s Schedule of Investments.

K.	Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Funds’ forward contracts are not subject to an enforceable master netting agreement or similar agreement. The Dynamic Dividend Fund entered into forward currency contracts during the reporting period to economically hedge against changes in the value of foreign currencies. During the six-month period ended April 30, 2018, the Dynamic Dividend Fund entered into one forward contract. The average monthly principal amount for forward contracts held by the Dynamic Dividend Fund throughout the period was $4,427,036. This is based on amounts held as of each month-end throughout the fiscal year. Forward currency contracts outstanding at year end, if any, are listed after each Fund’s Schedule of Investments.

L.	Derivative Instruments:

The following tables provide information about the effect of derivatives on the Funds’ Statements of Assets and Liabilities and Statements of Operations as of and for the six-month period ended April 30, 2018. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Funds’ derivatives during the period.

The effect of derivative instruments in the Statements of Assets and Liabilities as of April 30, 2018:

Dynamic Dividend Fund

Derivatives	Statements of Assets and Liabilities Location	Unrealized Appreciation/(Depreciation)
Foreign exchange risk	Unrealized depreciation on forward currency contract	$(46,409)

64	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

The effect of derivative instruments in the Statements of Operations for the period ended April 30, 2018:

Dynamic Dividend Fund

Derivatives	Statements of Operations Location	Net Realized Loss	Change in Net Unrealized Appreciation
Forward Currency Contracts
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$(112,954)
Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$32,994

Income Builder Fund

Derivatives	Statements of Operations Location	Net Realized Loss	Change in Net Unrealized Appreciation/(Depreciation)
Options Contracts
Equity risk	Net realized gain/(loss) from purchased options contracts	$(55,408)
Equity risk	Change in net unrealized appreciation/(depreciation) on purchased options contracts		$52,508
Equity risk	Net realized gain/(loss) from written options contracts	$19,391
Equity risk	Change in net unrealized appreciation/(depreciation) on written options contracts		$(18,491)

M.	Redemption Fees:

The Funds imposed a redemption fee of 1% of the total redemption amount on all Fund shares redeemed or exchanged within 60 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is accounted for as an increase to paid-in-capital. The Ultra Short Municipal Income Fund imposes a 0.25% redemption fee for shares redeemed or exchanged within 30 days of buying them and the High Yield Managed Duration Municipal Fund imposed a 0.75% redemption fee for shares redeemed or exchanged within 60 days of buying them, of the total redemption amount on all Fund shares redeemed or exchanged. This fee was assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is accounted for as an increase to paid-in-capital.

2018 Semi-Annual Report	65

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

3. Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

Dynamic Dividend Fund

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	1,687,682	$7,147,715	1,707,241	$6,641,231
Shares issued in reinvestment of dividends	827,644	3,449,733	1,883,528	7,213,282
Redemption fees	–	1,853	–	404
Shares redeemed	(4,262,466)	(17,694,330)	(7,163,846)	(27,085,073)

Total net change	(1,747,140)	$(7,095,029)	(3,573,077)	$(13,230,156)

Class A
Shares sold	286,606	$1,201,922	203,272	$794,860
Shares issued in reinvestment of dividends	13,723	57,084	27,400	105,024
Redemption fees	–	46	–	8
Shares redeemed	(127,157)	(526,766)	(501,738)	(1,952,074)

Total net change	173,172	$732,286	(271,066)	$(1,052,182)

Income Builder Fund

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	39,538	$681,966	25,492	$414,180
Shares issued in reinvestment of dividends	266,383	4,601,419	193,130	3,164,714
Redemption fees	–	–	–	128
Shares redeemed	(231,166)	(4,009,380)	(202,782)	(3,399,088)

Total net change	74,755	$1,274,005	15,840	$179,934

Class A
Shares sold	2,198	$37,802	7,122	$117,272
Shares issued in reinvestment of dividends	2,679	46,302	1,896	31,069
Redemption fees	–	–	–	2
Shares redeemed	(4,017)	(71,055)	(17,175)	(285,073)

Total net change	860	$13,049	(8,157)	$(136,730)

66	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

Ultra Short Municipal Income Fund

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	25,664,956	$257,638,196	66,167,995	$664,227,328
Shares issued in reinvestment of dividends	384,356	3,858,319	558,259	5,604,077
Redemption fees	–	3,883	–	13,953
Shares redeemed	(34,384,601)	(345,194,987)	(67,651,996)	(679,105,695)

Total net change	(8,335,289)	$(83,694,589)	(925,742)	$(9,260,337)

Class A
Shares sold	4,782,350	$48,255,833	12,388,093	$125,032,573
Shares issued in reinvestment of dividends	83,853	846,081	107,614	1,086,121
Redemption fees	–	911	–	3,208
Shares redeemed	(7,479,985)	(75,479,478)	(12,002,380)	(121,131,818)

Total net change	(2,613,782)	$(26,376,653)	493,327	$4,990,084

High Yield Managed Duration Municipal Fund

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	3,899,809	$39,774,702	14,433,357	$147,828,809
Shares issued in reinvestment of dividends	227,687	2,320,893	326,511	3,337,131
Redemption fees	–	7,014	–	23,117
Shares redeemed	(7,451,434)	(75,998,672)	(9,341,188)	(95,112,477)

Total net change	(3,323,938)	$(33,896,063)	5,418,680	$56,076,580

Class A
Shares sold	526,715	$5,377,802	3,121,734	$31,878,883
Shares issued in reinvestment of dividends	55,443	565,103	95,411	975,417
Redemption fees	–	1,608	–	5,657
Shares redeemed	(1,594,712)	(16,282,751)	(1,701,847)	(17,419,314)

Total net change	(1,012,554)	$(10,338,238)	1,515,298	$15,440,643

4. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2018 are as follows:

	Purchases	Sales
Dynamic Dividend Fund	$59,238,923	$66,580,243
Income Builder Fund	42,266,963	40,899,427
Ultra Short Municipal Income Fund	884,415,163	979,888,160
High Yield Managed Duration Municipal Fund	89,390,904	134,373,290

The Funds did not have purchases and sales of U.S. Government Obligations during the six-month period ended April 30, 2018.

2018 Semi-Annual Report	67

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

5. Distribution Plan:

Quasar Distributors, LLC (“Quasar”) served as each Fund’s distributor. Each of the Funds have adopted a distribution and servicing plan (the “Plan”) for their Class A shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution and servicing of their Class A shares at an annual rate, as determined from time to time by the Board, of up to 0.25% of the average daily net assets of the Class A shares of the Funds. Amounts paid under the Plan by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of Class A shares of the Funds, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. Dynamic Dividend Fund, Income Builder Fund, Ultra Short Municipal Income Fund and High Yield Managed Duration Municipal Fund incurred $4,645, $1,724, $240,692 and $55,399, respectively, pursuant to the Plan for the six-month period ended April 30, 2018.

The Plan for the Funds may be terminated at any time by a majority vote of the Trustees of the Trusts who are not “interested persons,” as defined by the 1940 Act, or by vote of a majority of the outstanding voting shares of the respective Fund.

Effective May 7, 2018, the Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

6. Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

The Adviser provided investment advisory services to each of the Funds during the six-month period covered by this report. Pursuant to the advisory agreements with the Funds, the Adviser was entitled to an annual fee based on each Fund’s average daily net asset for the Dynamic Dividend Fund and Income Builder Fund, in accordance with the following schedule:

First $250 million	1.00%
Over $250 million	0.95%

The Adviser was entitled to an annual fee based on the Ultra Short Municipal Income Fund’s average daily net assets, in accordance with the following schedule:

First $2.5 billion	0.50%
Over $2.5 billion	0.45%

The Adviser was entitled to an annual fee based on the High Yield Managed Duration Municipal Fund’s average daily net assets, in accordance with the following schedule:

First $250 million	0.65%
Over $250 million	0.60%

The Adviser agreed to waive fees and/or reimburse the Dynamic Dividend Fund and Income Builder Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and extraordinary expenses) did not exceed annually 1.50% of each Fund’s Class A shares average daily net assets, and 1.25% of each Fund’s Institutional Class shares average daily net assets. The Adviser agreed to waive fees and/or reimburse the Ultra Short Municipal Income Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and extraordinary expenses) did not exceed annually 0.70% of the Fund’s Class A shares average daily net assets and 0.45% of the Fund’s Institutional Class shares average daily net assets. The Adviser agreed to waive fees and/or reimburse the High Yield Managed Duration Municipal Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and extraordinary expenses) did not exceed annually 0.90% of the Fund’s Class A shares average daily net assets and 0.65% of the Fund’s Institutional Class shares average daily net assets. For the period ended April 30, 2018, the Adviser waived investment advisory fees and other expenses totaling $39,248, $1,039,079 and $198,086 for the Dynamic Dividend Fund, Ultra Short Municipal Income Fund and High Yield Managed Duration Municipal Fund, respectively. The expense limitation agreement between the Funds and the Adviser terminated upon the reorganization of the Funds into the Acquiring Funds. The Adviser is not permitted to recoup any previously waived amounts from the Acquiring Funds.

The Adviser made payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services with respect to the Funds. On February 2, 2012, the Boards of the Series Trust and the Income Trust approved, subject to certain limitations, the reimbursement to the Adviser by the appropriate Fund, of up to a certain percentage of such fees paid by the Adviser to intermediaries that provide omnibus account services, sub-accounting services, and/or networking services. Reimbursement of these fees are subject to review by the

68	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

Board and are included in the transfer agent fees in the Statements of Operations. For the six-month period ended April 30, 2018, the Dynamic Dividend Fund, Income Builder Fund, Ultra Short Municipal Income Fund and High Yield Managed Duration Municipal Fund incurred $54,728, $1,074, $259,725 and $50,116, respectively, in reimbursements to the Adviser.

State Street Bank and Trust Company (“SSBT”) serves as the custodian and fund accounting agent. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ NAVs. SSBT, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. SSBT also served as the administrator for the Funds. SSBT, as the Funds’ administrator, was paid on the basis of net assets of the Funds which are allocated among the Funds, on the basis of relative net assets. Effective May 7, 2018, under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board.

DST Asset Manager Solutions, Inc. (previously known as Boston Financial Data Services, Inc.) (“BFDS”) serves as the transfer agent to the Funds. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

During the period ended April 30, 2018, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the 1940 Act and were as follows:

	Purchases	Sales
Dynamic Dividend Fund	$–	$1,122,250

Certain officers and trustees of the Funds are also officers and/or trustees of the Adviser. No interested trustee, who is deemed an interested person due to current or former service with the Adviser or an affiliate of the Adviser, receives compensation from the Funds.

7. Federal Income Tax Information:

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share of the Funds.

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Dynamic Dividend Fund	Income Builder Fund
Undistributed ordinary income	$–	$901,931
Undistributed long-term capital gain	–	2,744,090
Accumulated capital loss	(169,521,486)	–
Unrealized appreciation/(depreciation)	28,784,521	22,277,626
Total	$(140,736,965)	$25,923,647

	Ultra Short Municipal Income Fund	High Yield Managed Duration Municipal Fund
Undistributed tax exempt income	$214,466	$153,575
Accumulated capital loss	(449,330)	(2,294,801)
Unrealized appreciation/(depreciation)	(51,440)	546,755
Total	$(286,304)	$(1,594,471)

2018 Semi-Annual Report	69

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. These permanent differences are primarily due to the differing treatment of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies, acquired capital loss carryforwards and distribution redesignations. Accordingly, for the year ended October 31, 2017, the effects of certain differences were reclassified as follows:

Fund	Capital stock	Accumulated net investment income (loss)	Accumulated net realized gains (losses)
Dynamic Dividend Fund	$(388,348,644)	$345,131	$388,003,513
Income Builder Fund	–	107,878	(107,878)

As of April 30, 2018, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation/ (depreciation)
Dynamic Dividend Fund	$134,083,913	$32,651,590	$(5,609,074)	$27,042,516
Income Builder Fund	75,129,904	23,316,135	(35,696)	23,280,439
Ultra Short Municipal Income Fund	1,050,000,917	4,512	(178,320)	(173,808)
High Yield Managed Duration Municipal Fund	212,634,421	1,407,927	(3,357,766)	(1,949,839)

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, partnership tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

The tax character of distributions paid during the year ended October 31, 2017 were as follows:

2017
Dynamic Dividend Fund
Ordinary income	$9,643,240
Long-term capital gain	–
Return of capital	308,936

Total	$9,952,176

Income Builder Fund
Ordinary income	$3,259,876
Long-term capital gain	–

Total	$3,259,876

Ultra Short Municipal Income Fund
Ordinary income	$463
Exempt interest dividends	8,757,097
Long-term capital gain	–

Total	$8,757,560

High Yield Managed Duration Municipal Fund
Ordinary income	$85,043
Exempt interest dividends	5,885,001
Long-term capital gain	–

Total	$5,970,044

70	Semi-Annual Report 2018

Notes to Financial Statements (concluded)

April 30, 2018 (Unaudited)

During the year ended October 31, 2017, the Dynamic Dividend Fund, Income Builder Fund and Ultra Short Municipal Income Fund utilized $3,004,415, $70,659 and $97,212 of capital loss carryovers, respectively. Capital loss carryovers as of October 31, 2017 are as follows:

Expiration Date	Dynamic Dividend Fund	Ultra Short Municipal Income Fund
10/31/2018	$154,525,095	$–
10/31/2019	–	67,228

During the year ended October 31, 2017, the Dynamic Dividend Fund had $388,131,987 of expired capital loss carryovers.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010 (“the Modernization Act”), post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Capital loss carryover as of October 31, 2017 with no expiration are as follows:

Fund	Short Term	Long Term
Dynamic Dividend Fund	$14,996,391	$–
Ultra Short Municipal Income Fund	363,992	18,110
High Yield Managed Duration Municipal Fund	2,048,670	246,131

8. Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, other than the disclosures within Note 1. Organization, no disclosures and/or adjustments were required to the financial statements as of April 30, 2018.

Each of the Predecessor Funds reorganized into the Acquiring Funds effective as of the close of business on May 4, 2018. The Acquiring Funds are each advised by AAMI and the Aberdeen Dynamic Dividend Fund is sub-advised by Aberdeen Asset Managers Limited. AAMI has agreed to waive fees and/or limit expenses to an amount for each of the Acquiring Funds that is the same or lower than the expense limitation that was in place for the Predecessor Funds. The contractual limitation may not be terminated before May 4, 2020 without the approval of the Independent Trustees. Each Acquiring Fund will be authorized to reimburse AAMI for management fees limited and/or for expenses paid by AAMI pursuant to the expense limitation agreement, provided, however, that any reimbursements must be paid at a date not more than three years after the date when AAMI limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the agreement at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by AAMI.

Ernst & Young LLP served as the independent public accounting firm to the Predecessor Funds. Due to independence matters relating to the Acquiring Funds’ investment adviser, the Aberdeen Funds Board of Trustees and its Audit Committee have selected KPMG LLP to serve as the independent public accounting firm to the Acquiring Funds.

2018 Semi-Annual Report	71

Information about your Funds Expenses (Unaudited)

April 30, 2018

Fund expenses (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on November 1, 2017 and held for the six months ended April 30, 2018.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Dynamic Dividend Fund

Based on actual total return(1)
Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Institutional	4.95%	$1,000.00	$1,049.50	1.30%	$6.61
Class A	4.58%	$1,000.00	$1,045.80	1.55%	$7.86

Based on hypothetical total return(1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)
Institutional	5.00%	$1,000.00	$1,018.35	1.30%	$6.51
Class A	5.00%	$1,000.00	$1,017.11	1.55%	$7.75

Income Builder Fund

Based on actual total return(1)
Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Institutional	2.15%	$1,000.00	$1,021.50	1.17%	$5.86
Class A	2.02%	$1,000.00	$1,020.20	1.42%	$7.11

72	Semi-Annual Report 2018

Information about your Funds Expenses (Unaudited) (concluded)

April 30, 2018

Based on hypothetical total return(1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)
Institutional	5.00%	$1,000.00	$1,018.99	1.17%	$5.86
Class A	5.00%	$1,000.00	$1,017.75	1.42%	$7.10

Ultra Short Municipal Income Fund

Based on actual total return(1)
Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Institutional	0.62%	$1,000.00	$1,006.20	0.45%	$2.24
Class A	0.50%	$1,000.00	$1,005.00	0.70%	$3.48

Based on hypothetical total return(1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)
Institutional	5.00%	$1,000.00	$1,022.56	0.45%	$2.26
Class A	5.00%	$1,000.00	$1,021.32	0.70%	$3.51

High Yield Managed Duration Municipal Fund

Based on actual total return(1)
Class	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Institutional	0.79%	$1,000.00	$1,007.90	0.67%	$3.34
Class A	0.67%	$1,000.00	$1,006.70	0.92%	$4.58

Based on hypothetical total return(1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(4)
Institutional	5.00%	$1,000.00	$1,021.47	0.67%	$3.36
Class A	5.00%	$1,000.00	$1,020.23	0.92%	$4.61

2018 Semi-Annual Report	73

Additional Information (Unaudited)

April 30, 2018

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of Aberdeen Funds (the “Trust”) met in person on December 13, 2017 and March 6, 2018 to consider the approval of: (i) the Investment Advisory Agreement between the Trust, on behalf of the Aberdeen Dynamic Dividend Fund, Aberdeen Income Builder Fund, Aberdeen High Yield Managed Duration Municipal Fund and Aberdeen Ultra Short Municipal Income Fund (each a “Fund” and together the “Funds”) and Aberdeen Asset Management Inc. (“AAMI” or the “Adviser”) (the “Investment Advisory Agreement”); and (ii) the Sub-Advisory Agreement among the Trust, on behalf of the Aberdeen Dynamic Dividend Fund, AAMI and Aberdeen Asset Managers Limited (the “Sub-Adviser”) (the “Sub-Advisory Agreement”). In addition, the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act’) (the “Independent Trustees”) held a separate telephonic meeting on December 20, 2017 to review the materials provided and the relevant legal considerations (together with the in-person meetings held on December 13, 2017 and March 6, 2018, the “Meetings”). In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by AAMI and the Sub-Adviser relevant to the Board’s consideration of whether to approve the Investment Advisory Agreement and the Sub-Advisory Agreement. These materials included (i) memoranda and materials provided by AAMI, describing the personnel and services to be provided to the Funds by AAMI and the Sub-Adviser; (ii) performance information for the Alpine Dynamic Dividend Fund, Alpine Rising Dividend Fund, Alpine High Yield Managed Duration Municipal Fund and Alpine Ultra Short Municipal Income Fund (the “Predecessor Funds”) that were proposed to be reorganized into the Funds, pending a vote of the Predecessor Funds’ shareholders; (iii) strategies relevant to the consideration of the Investment Advisory Agreement and the Sub-Advisory Agreement; (iv) information independently compiled by Morningstar Associates, LLC (“Morningstar”) relating to the Funds’ proposed fees and expenses and (v) a discussion of the compliance programs of AAMI and the Sub-Adviser. AAMI and the Sub-Adviser are referred to collectively herein as the “Adviser,” as applicable. The Investment Advisory Agreement and the Sub-Advisory Agreement are referred to collectively herein as the “Advisory Agreement,” as applicable and as the context suggests.

At the in-person meeting held on March 6, 2018, the Board, including the Independent Trustees, unanimously approved the Investment Advisory Agreement between the Funds and AAMI for an initial period ending June 30, 2019 and the Sub-Advisory Agreement among the Trust, AAMI and the Sub-Adviser for an initial period ending June 30, 2019. The Board considered all factors it believed to be relevant with respect to the Funds, including, among other factors: (a) the nature, extent and quality of services to be provided by the Adviser; (b) the investment performance of the adviser and the Adviser’s portfolio management; (c) the advisory fees and the cost of the services and profits to be realized by the Adviser from the relationship with the Funds; (d) economies of scale; and (e) other factors.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Advisory Agreement and Sub-Advisory Agreement:

The nature, extent and quality of the services to be provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by AAMI and the Sub-Adviser, as applicable, to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. The Board considered, among other things, the Adviser’s investment experience. The Board also considered the background and experience of the senior management personnel of AAMI and the Sub-Adviser, and the qualifications, background and responsibilities of the portfolio managers to be primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities between AAMI and the Sub-Adviser. The Trustees considered not only the advisory services to be provided by AAMI and the Sub-Adviser to the Funds, but also the administrative services to be provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in overseeing the Sub-Adviser in the management of the Aberdeen Dynamic Dividend Fund and coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding AAMI’s compliance policies and procedures, and that it had received information from the Trust’s Chief Compliance Officer regarding the Sub-Adviser’s compliance policies and procedures. The Board also considered the Adviser’s risk management processes. The Board was also mindful of AAMI’s focus on monitoring the performance of the Funds and addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the approval of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Investment Performance and the Adviser’s Portfolio Management. Because the Funds are newly formed, the Board did not consider the investment performance of the Funds. The Board considered instead the investment performance of the Predecessor Funds, including whether the Predecessor Funds had operated within their investment objectives, as well as their compliance with their investment restrictions. The Board based its review of AAMI’s and its affiliates’ performance primarily on the experience of AAMI and its affiliates in managing other registered investment companies and private funds, noting that other funds AAMI and its affiliates manage might have

74	Semi-Annual Report 2018

Additional Information (Unaudited) (continued)

April 30, 2018

investment objectives, policies or restrictions different from those of the Funds. The Board also considered the experience, resources and strengths of AAMI and its affiliates with respect to the investment strategies proposed for the Funds. Based on these factors, the Trustees determined that the Adviser would be an appropriate investment adviser for the Funds.

The costs of the services provided and profits to be realized by the Adviser and affiliates from the relationships with the Funds. The Trustees considered the fees to be charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by AAMI and its affiliates to any separately managed accounts with a similar strategy, as applicable. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the different objectives, policies or restrictions that may be involved in managing the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management proposed for the Funds.

The Trustees also noted that the sub-advisory fees for the Aberdeen Dynamic Dividend Fund would be paid by AAMI out of its advisory fee, not by the Fund. The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Funds’ total annual operating expenses for a period of time. The Trustees also noted that AAMI had agreed to maintain the advisory fee rate and expense limitations currently in place for the Predecessor Funds for a period of no less than two years following the reorganization of the Predecessor Funds into the Funds.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as the engagement of affiliates of AAMI to provide administration services to the Funds. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. The Trustees considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had proposed breakpoints and expense limitations with respect to the Funds. Although the Trustees considered projected profitability to AAMI with respect to the Funds, they did not consider the projected profitability for the Sub-Adviser as they did not consider it to be particularly relevant because AAMI would be paying the Sub-Adviser out of its investment advisory fees. The Trustees therefore believed that AAMI had an incentive to negotiate the lowest possible sub-advisory fees.

After reviewing these and related factors, including taking into account management’s discussion regarding the Funds’ expenses, the Board concluded that the proposed advisory fees were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the approval of the Agreements.

Economies of Scale. The Adviser provided the Board with information concerning the extent to which economies of scale would be realized as the Funds grew. AAMI presented information to show that the fees were set at a level that is competitive relative to comparable funds of an anticipated size and complexity. The Trustees noted that the Funds were subject to an expense limitation and that the advisory fees for the Funds were subject to breakpoints. The Board considered that the funds in the Aberdeen fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit the Funds to incur lower expenses than they would otherwise as stand-alone entities. The Board also considered AAMI’s overall operations and its efforts to expand the scale of, and further enhance the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall out” benefits that the Adviser or its affiliates may derive from its relationship with the Funds, both tangible and intangible.

After reviewing these and related factors, the Board concluded that the advisory fee and sub-advisory fee structures were reasonable and reflect economies of scale being shared between the Funds and AAMI, and supported approval of the Advisory Agreement with respect to each Fund and the Sub-Advisory Agreement with respect to the Aberdeen Dynamic Dividend Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Advisory Agreement and Sub-Advisory Agreement would be in the best interest of the Funds and their shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Investment Advisory Agreement for an initial period ending June 30, 2019 and the Sub-Advisory Agreement for an initial period ending June 30, 2019.

2018 Semi-Annual Report	75

Additional Information (Unaudited) (concluded)

April 30, 2018

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Funds at 1(866) 667.9231 and on the SEC’s web site at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1(866) 667.9231 and on the SEC’s web site at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

76	Semi-Annual Report 2018

Rev. 09/2017

FACTS	WHAT DOES ABERDEEN ASSET MANAGEMENT DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Applicable US and Canadian law gives consumers the right to limit some but not all sharing. These also require us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security/Social Insurance number and account balances

•    Transaction history and assets

•   Account transactions and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Asset Management chooses to share; and whether you can limit this sharing. Where Aberdeen does share personal information with a trusted third party, it does so under strict terms that require the information to be used only for the purpose for which it was disclosed, kept confidential and protected by appropriate security safeguards.

Reasons we can share your personal information	Does Aberdeen Asset Management share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	Opt out available
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Management Information*

April 30, 2018

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

Warren C. Smith

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Joseph Andolina, Vice President – Compliance

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Andrew Kim, Assistant Secretary

Stephen Varga, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

*	Effective May 7, 2018, as outlined in footnote 1 of the notes to financial statements.

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

333 West 11th Street

Kansas City, MO 64105

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0389-SAR

Aberdeen Funds

Real Estate Funds

Semi-Annual Report

April 30, 2018

Aberdeen International Real Estate Equity Fund (formerly, Alpine International Real Estate Equity Fund)

Aberdeen Realty Income & Growth Fund (formerly, Alpine Realty Income & Growth Fund)

Aberdeen Global Infrastructure Fund (formerly, Alpine Global Infrastructure Fund)

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Mutual fund investing involves risk. Principal loss is possible.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Aberdeen’s Investment Outlook

Global Market Review and Outlook

During the six-month period ended April 30, 2018, it seemed that global financial markets could have been the subject of a modern-day Charles Dickens novel, as they experienced “A Tale of Two Halves.” From late 2017 into the first month of 2018, global stock markets rallied on investors’ optimism regarding generally strong corporate earnings reports, U.S. tax reform, and relatively steady economic growth. An upsurge in volatility characterized the last three months of the reporting period, as investors mulled the possibility that rising inflation could prompt more aggressive interest-rate hikes from global central banks. U.S. President Donald Trump’s protectionist policies also caused uneasiness, particularly after his administration began to consider the assessment of import tariffs. This action sparked escalating trade tensions with China, but began to dissipate by the end of the reporting period. A historic agreement between North and South Korea to pursue a peace treaty, which would officially end the Korean War, also lifted investor sentiment.

Against this backdrop, the Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, advanced 3.8% for the six-month period ended April 30, 2018. Shares of Japanese large-cap companies and international small-cap stocks were the strongest performers among global developed markets, with the Tokyo Stock Exchange Index (TOPIX) and the MSCI All-Country (AC) World ex USA Small Cap Index up 5.7% and 5.6%, respectively, for the reporting period. Global emerging equity markets, as measured by the MSCI Emerging Markets (EM) Index, outperformed their developed-market counterparts, gaining 4.9% for the same period.

U.S. equity indices rose sharply over the reporting period despite several bouts of volatility. Overall corporate results during the period generally met or exceeded expectations. Investors’ optimism regarding impending tax reform, which subsequently was implemented in early 2018, buoyed the U.S. market in late 2017 and early in the new year. Many large-cap companies responded to the reduction of the top U.S. corporate tax rate from 35% to 21% by increasing their dividend payments and accelerating share repurchases. U.S. large-cap stocks, as measured by the broader-market S&P 500 Index, gained 3.8% for the reporting period, modestly outperforming the 3.7% and 3.3% returns of their mid- and small-cap counterparts, as represented by the Russell Midcap and Russell 2000 indices, respectively. However, the positive outlook eventually was tempered by investors’ concerns about rising inflation requiring more aggressive interest-rate hikes by global central banks, most notably the U.S. Federal Reserve.

Shares of large-cap companies in the Asia-Pacific region also garnered positive returns over the reporting period, weathering the tensions about U.S. trade policy. Hong Kong exchange-listed stocks were the market leaders, benefiting from generally improving economic data and the central bank’s efforts to shore up the nation’s currency. However, in early 2018, investors grew skittish over a potentially accelerated pace of interest-rate hikes by major global central banks. An escalating trade spat between the U.S. and major trading partners, particularly China, further dented investor sentiment.

Within the emerging markets, South African stocks rose on investors’ optimism over the election of new President Cyril Ramaphosa. The Brazilian market was buoyed by encouraging economic signals and a court’s decision to uphold former President Luiz Inácio Lula da Silva’s corruption conviction. Russian equities gained ground amid higher energy prices and the central bank’s interest-rate cuts, which outweighed the impact of additional sanctions towards the end of the period.

Global bond markets were not spared from the volatility in the financial markets over the reporting period. Nonetheless, the Bloomberg Barclays Global Aggregate Bond Index, a fixed-income market benchmark, managed to record a total return of 1.2% for the period despite rising interest rates in the U.S. Yields on the two- and ten-year notes were up by corresponding margins of 89 and 57 basis points (bps), ending the period at 2.49% and 2.95%, respectively. Moving to the eastern side of the Atlantic Ocean, the European Central Bank announced a reduction in monthly asset purchases to €30 billion (roughly US$35 billion) beginning in January 2018, and indicated that the program will continue for another nine months from that date. Asian and emerging-market government bond yields generally rose over the reporting period; the increases were sharper in the second half, particularly in April 2018. Several Asian central banks also raised policy rates during the period, including Malaysia and Korea, spurred by firm economic growth and growing external inflation risks. Emerging fixed-income markets declined 2.4% over the period, as measured by the J.P. Morgan EMBI Global Diversified Index. Investment-grade2 countries underperformed their high-yield counterparts, as the latter are more sensitive to U.S. Treasuries. Venezuela was among the weakest performers over the reporting period after the government announced its intention to restructure its external debt obligations. Later in the period, however, there was a partial recovery in the Venezuelan market, as investors sought to purchase the distressed securities after sovereign bonds traded down to US$0.20, and later as the market began to price in regime change, given the country’s deteriorating economic situation.

Despite facing headwinds from rising interest rates in the U.S., global real estate markets ended the reporting period in positive territory, with the Financial Times Stock Exchange European Public Real Estate Association/ National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global Real Estate Index returning 2.5%. Considering the extended duration of this economic growth cycle, we believe that global real estate markets generally remain quite healthy. Unlike prior cycles, the supply response has been comparatively restrained. Therefore, excess supply thus far has been limited to certain markets and, in our view, market fundamentals generally remain solid.

Outlook

While volatility persists in global stock markets, we believe that investors’ fears of an impending market crash may be overblown, considering macroeconomic indicators continue to point to improved growth and corporate earnings have largely been on the uptick. We remain optimistic regarding the macroeconomic backdrop within the

2018 Semi-Annual Report	1

Aberdeen’s Investment Outlook (concluded)

U.S. and the firming growth that we are witnessing globally. We think that both corporate and consumer confidence remain robust and are manifesting themselves through strong demand and revenue growth for many sectors. Inflation and the resultant increases in input costs, however, remain an issue for many companies and likely will not abate in the near term. However, we believe that it remains important to monitor risks. Global central bankers could defy market expectations, and Trump’s protectionist stance and trade sparring with China could be further amplified. We also believe that the European economy could slide back into stagnation as populism gains traction, and China’s rush to revert to old ways of governing may stunt its economic evolution. In our view, the rise in oil prices is unlikely to prompt a surge in inflation, enabling a measured pace of monetary policy normalization in the major economies.

While we believe that there may still be periods of choppier waters, the market volatility may not be entirely bad, as it may moderate company valuations and compel investors to refocus on fundamentals. In our view, the positive backdrop remains characterized by strong global economic growth. Furthermore, we believe that U.S. tax reform should lead to less issuance of debt by U.S. companies and some corporate deleveraging. Nevertheless, tension between the U.S. and China around their future trade relationship is causing uncertainty.

Aberdeen Standard Investments#

[1]	Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

[2]

Companies whose bonds are rated as “investment grade” have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB- or above are known as investment-grade bonds. Standard & Poor’s credit ratings communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from AAA to BBB-.

#	Aberdeen Standard Investments is a brand of the investment businesses of Aberdeen Asset Management and Standard Life Investments. In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd., Aberdeen Asset Management Ltd., Aberdeen Asset Management Asia Ltd., Aberdeen Asset Capital Management, LLC, Standard Life Investments (Corporate Funds) Ltd., and Standard Life Investments (USA) Ltd.

2	Semi-Annual Report 2018

EQUITY MANAGER REPORTS

Aberdeen International Real Estate Equity Fund

Aberdeen Realty Income & Growth Fund

Aberdeen Global Infrastructure Fund

2018 Semi-Annual Report	3

Aberdeen International Real Estate Equity Fund(1)

Comparative Annualized Returns as of 4/30/18 (Unaudited)
	6 Months(2)		1 Year	3 Years	5 Years	10 Years	Since Inception(3)
Aberdeen International Real Estate Equity Fund – Institutional Class	7.13%		16.00%	4.13%	1.04%	-2.08%	5.03%
Aberdeen International Real Estate Equity Fund – Class A (Without Load)	7.05%		15.72%	3.87%	0.77%	N/A	6.19%
Aberdeen International Real Estate Equity Fund – Class A (With Load)(4)	0.90%		9.06%	1.84%	-0.42%	N/A	5.21%
FTSE EPRA/NAREIT Global Ex-U.S. Index(5)	8.05%		18.46%	5.27%	3.80%	N/A	N/A
MSCI EAFE Index	3.41%		14.51%	4.94%	5.90%	2.43%	4.79%
Lipper International Real Estate Funds Average(6)	7.94%		15.96%	4.06%	3.52%	2.18%	5.03%
Lipper International Real Estate Funds Ranking(6)	NA	(7)	25/46	21/43	38/39	32/32	1/1
Gross Expense Ratio (Institutional Class): 1.37%(8)
Net Expense Ratio (Institutional Class): 1.37%(8)
Gross Expense Ratio (Class A): 1.62%(8)
Net Expense Ratio (Class A): 1.62%(8)

(1)	The Aberdeen International Real Estate Equity Fund (the “Fund”) acquired all of the assets and liabilities of the Alpine International Real Estate Equity Fund (the “Predecessor Fund”), a series of Alpine Equity Trust, in connection with a reorganization that occurred as of the close of business on May 4, 2018. The Predecessor Fund operated as a series of Alpine Equity Trust before the closing of the reorganization. The returns presented for the Fund reflect the performance of the Predecessor Fund. As the result of the reorganization, the Fund adopted the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.
(2)	Not annualized.
(3)	Institutional Class shares commenced on February 1, 1989 and Class A shares commenced on December 30, 2011. Returns for indices are since February 1, 1989.
(4)	Returns have been adjusted to reflect Maximum Sales Charge of 5.75%.
(5)	Index commenced on October 31, 2008.
(6)	The since inception data represents the period beginning February 2, 1989 (Institutional Class only).
(7)	FINRA does not recognize rankings for less than one year.
(8)	As disclosed in the Predecessor Fund’s prospectus dated February 28, 2018.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.75%. Performance for the Class A shares without sales charges does not reflect this load.

FTSE EPRA/NAREIT Global ex-U.S. Index is a total return index that is designed to represent general trends in eligible real estate equities outside the United States. MSCI EAFE Index is a total return, free-float adjusted market capitalization weighted index that measures the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper International Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The FTSE EPRA/NAREIT Global ex-U.S. Index, the MSCI EAFE Index and the Lipper International Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper International Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Aberdeen International Real Estate Equity Fund reflects the deduction of fees for these value added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Aberdeen International Real Estate Equity Fund has a contractual expense waiver that continues through May 4, 2020. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

4	Semi-Annual Report 2018

Aberdeen International Real Estate Equity Fund (continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Dalata Hotel Group PLC	3.68%
2.	Sumitomo Realty & Development Co., Ltd.	3.11%
3.	Mitsui Fudosan Co., Ltd.	2.69%
4.	Accor SA	2.48%
5.	Open House Co., Ltd.	2.27%
6.	Shinoken Group Co., Ltd.	2.23%
7.	Hispania Activos Inmobiliarios Socimi SA	2.21%
8.	Aroundtown SA	2.03%
9.	MRV Engenharia e Participacoes SA	2.01%
10.	Unibail-Rodamco SE	1.96%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/18 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmark, the MSCI EAFE Index. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

2018 Semi-Annual Report	5

Aberdeen International Real Estate Equity Fund (continued)

Commentary

The Aberdeen International Real Estate Equity Fund (Institutional Class shares net of fees) returned 7.13% for the six-month period ended April 30, 2018, versus the 8.05% return of its benchmark, the Financial Times Stock Exchange European Public Real Estate Association/ National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global ex US Index, for the same period. For broader comparison, the average return of the Fund’s peer category of International Real Estate Funds (comprising 18 funds), as measured by Lipper, Inc., was 8.27%.

Global equities rose during the six-month period ended April 30, 2018, buoyed by investors’ optimism over corporate earnings driven by an ongoing global economic growth recovery. Jay Powell’s appointment as U.S. Federal Reserve chair in February 2018 suggested continuity in the gradual normalization of monetary policy. China was boosted by mostly resilient growth, heralded in the widely watched National Party Congress in October 2017, and a sharp rise in internet stocks. President Xi Jinping consolidated his power, as the government abolished the two-term presidency limit, allowing him to remain at the helm indefinitely. Oil prices climbed, with Brent crude inching towards US$75 a barrel by the end of the reporting period. Global market volatility staged a comeback in the second half of the reporting period on fears that rising inflation could prompt more aggressive interest-rate hikes. U.S. President Donald Trump’s protectionist policies also caused unease, particularly after his administration began threatening import tariffs. This action sparked escalating trade tensions with China, but began to dissipate by the end of the reporting period. A historic peace treaty between North and South Korea, which officially ended the Korean War, also lifted investor sentiment.

At the country level, the Fund’s overweight exposure to Japan, particularly real estate developers, was the largest positive contributor to relative performance versus the benchmark, the FTSE EPRA/NAREIT Global ex US Index, during the six-month period ended April 30, 2018. Shares of Japanese developers posted gains on the back of a resilient office-leasing sector, where preleasing of the new round of office towers being delivered in 2018 and 2019 remained strong and Class A1 vacancy rates dipped below 2%. The Fund’s exposure to Ireland, where its largest position, Dalata Hotel Group, performed well, also bolstered relative performance during the reporting period. Finally, the Fund’s relative performance benefited from the underweight allocation to Australia, a market which underperformed the benchmark index for the period. We believe that there are more compelling investment opportunities outside of Australia. Consequently, the Fund’s only exposure to Australia during the period was a small position in shopping center-focused property developer and manager Westfield Corp., which agreed in December 2017 to be acquired by European mall developer and operator Unibail-Rodamco (which the Fund does not hold).

The most significant detractor from the Fund’s relative performance at the country level for the reporting period was the allocation to the U.S., which is not represented in the benchmark. The Fund’s exposure in the U.S. market was concentrated in homebuilders and data-center real estate investment trusts (REITs). In the UK, both the Fund’s underweight positioning and poor stock selection weighed on relative performance. Stock selection in Germany also was a detractor, particularly the Fund’s holdings in two real estate asset management firms.

The largest contributor to the Fund’s relative performance among individual holdings for the reporting period was Open House Co. Ltd. The Japanese developer of single and multi-family housing posted stronger-than-expected earnings over the period and announced a mid-term business plan which, in our view, suggested that the growth might continue for several years. Another key contributor was the holding in Dalata Hotel Group, a rapidly expanding Irish owner/operator of three- and four-star hotels. Dalata outperformed operating expectations during its 2017 fiscal year, with approximately 10% growth in revenue per available room and over 20% earnings before interest, tax, depreciation and amortization (EBITDA) growth. Additionally, the company progressed with the next stage of its growth strategy, which will focus on seeking to take market share in fragmented UK regional markets, thereby helping to provide investors with confidence that the strong growth can continue. The final key contributor to the Fund’s relative performance was the position in Indian real estate developer DB Realty Ltd. DB Realty’s stock price rose on a strong “relief rally” after a corruption case brought by the government of Prime Minister Narendra Modi against a large group of Indian executives, including DB Realty’s management, was dismissed.

The most significant individual stock detractor from the Fund’s relative performance for the reporting period was Emaar Properties PJSC in the United Arab Emirates. The property developer’s share price declined during the period due to both a weakening operating environment in general and, in particular, a spin-off of the company’s development business in the fourth quarter of 2017 at a lower valuation than the market generally had expected, producing a smaller special dividend than investors had anticipated and contributing to our decision to exit the Fund’s position in the company. The Fund’s holding in U.S.-based data-center REIT QTS Realty Trust was also a notable detractor from relative performance. Investors took a negative view of the unexpected news of the company’s strategic shift in its business toward hyperscale2 data centers and a reshuffling of the top sales and operations management just several months after its investor day. Finally, the Fund’s position in another U.S. data-center REIT, Equinix Inc., hampered relative performance during the period as investor sentiment softened somewhat amid a slowdown in data-center leasing in the fourth quarter of its 2017 fiscal year. Additionally, Equinix’s CEO resigned in late January 2018 due to personal behavior issues.

The Fund had no significant exposure to derivatives during the reporting period.

6	Semi-Annual Report 2018

Aberdeen International Real Estate Equity Fund (concluded)

Volatility persists in global stock markets. In our opinion, fears of an impending market crash may be overblown, as macroeconomic indicators continue to point to better economic growth, and corporate earnings have largely been on the uptick. However, we think that it remains important to monitor risks. We believe that global central banks could defy market expectations, and President Trump’s protectionist stance and trade-policy sparring with China could ramp up. We also believe that the European economy may slide back into stagnation as populism gains traction, and China’s rush to revert to old policies of governing may stunt its economic evolution. Considering the extended duration of this economic growth cycle, we believe that global real estate markets generally remain quite healthy. Unlike prior cycles, the supply response has been comparatively restrained and therefore, excess supply thus far has been limited to certain markets and, in our view, market fundamentals generally remain solid. Nonetheless, with interest rates trending up in many markets, we believe that real estate stocks will face investors’ concerns about the impact of higher rates. Despite these uncertainties, we retain conviction in our fundamentals-focused investment process, seeking companies with robust balance sheets and good cash flow that we believe can remain resilient over the long term.

[1]

Class A properties comprise the highest-quality buildings in their market and geographical area. They are generally newer properties built within the last 15 years with top amenities, high-income earning tenants and low vacancy rates.

[2]

Hyperscale refers to the facilities and provisioning required in distributed computing environments to efficiently scale from a few servers to thousands of servers. Hyperscale computing is typically used for big data and cloud-computing businesses.

2018 Semi-Annual Report	7

Aberdeen Realty Income & Growth Fund(1)

Comparative Annualized Returns as of 4/30/18 (Unaudited)
	6 Months(2)		1 Year	3 Years	5 Years	10 Years	Since Inception(3)
Aberdeen Realty Income & Growth Fund – Institutional Class	-4.24%		-0.91%	4.18%	5.89%	5.77%	10.41%
Aberdeen Realty Income & Growth Fund – Class A (Without Load)	-4.34%		-1.14%	3.93%	5.63%	N/A	9.47%
Aberdeen Realty Income & Growth Fund – Class A (With Load)(4)	-9.85%		-6.81%	1.90%	4.39%	N/A	8.45%
MSCI US REIT Index	-4.50%		-3.16%	3.43%	4.79%	5.85%	9.98%
S&P 500® Index	3.82%		13.27%	10.57%	12.96%	9.02%	6.06%
Lipper Real Estate Funds Average(5)	-3.43%		-1.50%	3.07%	4.51%	5.40%	9.52%
Lipper Real Estate Funds Ranking(5)	NA	(6)	94/261	60/230	23/198	53/139	8/43
Gross Expense Ratio (Institutional Class): 1.40%(7)
Net Expense Ratio (Institutional Class): 1.10%(7)
Gross Expense Ratio (Class A): 1.65%(7)
Net Expense Ratio (Class A): 1.35%(7)

(1)	The Aberdeen Realty Income & Growth Fund (the “Fund”) acquired all of the assets and liabilities of the Alpine Realty Income & Growth Fund (the “Predecessor Fund”), a series of Alpine Equity Trust, in connection with a reorganization that occurred as of the close of business on May 4, 2018. The Predecessor Fund operated as a series of Alpine Equity Trust before the closing of the reorganization. The returns presented for the Fund reflect the performance of the Predecessor Fund. As the result of the reorganization, the Fund adopted the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.
(2)	Not annualized.
(3)	Institutional Class shares commenced on December 29, 1998 and Class A shares commenced on December 30, 2011. Returns for indices are since December 29, 1998.
(4)	Returns have been adjusted to reflect Maximum Sales Charge of 5.75%.
(5)	The since inception data represents the period beginning December 31, 1998 (Institutional Class only).
(6)	FINRA does not recognize rankings for less than one year.
(7)	As disclosed in the Predecessor Fund’s prospectus dated February 28, 2018.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.75%. Performance for the Class A shares without sales charges does not reflect this load.

MSCI US REIT Index is a gross, total return, free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI) its parent index which captures large, mid and small caps securities. With 144 constituents, it represents about 99% of the US REIT universe and securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REIT and selected Specialized REITs. This index reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P 500® Index is a total return, float-adjusted market capitalization weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The MSCI US REIT Index, the S&P 500® Index and the Lipper Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Aberdeen Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Aberdeen Realty Income & Growth Fund has a contractual expense waiver that continues through May 4, 2020. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

8	Semi-Annual Report 2018

Aberdeen Realty Income & Growth Fund (continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Simon Property Group, Inc.	7.20%
2.	Boston Properties, Inc.	6.23%
3.	Prologis, Inc.	6.12%
4.	Essex Property Trust, Inc.	6.12%
5.	Alexandria Real Estate Equities, Inc.	6.04%
6.	Digital Realty Trust, Inc.	5.80%
7.	Public Storage	4.55%
8.	Equity Residential	4.04%
9.	AvalonBay Communities, Inc.	4.01%
10.	SL Green Realty Corp.	3.77%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/18 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s primary benchmark, the MSCI US REIT Index and the Fund’s secondary benchmark, the S&P 500® Index. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

2018 Semi-Annual Report	9

Aberdeen Realty Income & Growth Fund (continued)

Commentary

The Aberdeen Realty Income and Growth Fund (Institutional Class shares net of fees) returned -4.24% for the six-month period ended April 30, 2018, versus the -4.50% return of its benchmark, the Morgan Stanley Capital International (MSCI) US REIT Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Real Estate Funds (comprising 144 funds), as measured by Lipper, Inc., was -2.93%.

U.S. economic news was somewhat mixed over the reporting period. U.S. gross domestic product growth slowed to an annualized rate of 2.3% in the first quarter of 2018 – down from the 2.9% growth rate in the fourth quarter of 2017. The modest deceleration was attributable mainly to reductions in consumer spending, residential fixed investment, and exports, which offset an upturn in private inventory investment and a decline in imports. Jay Powell’s appointment as U.S. Federal Reserve (Fed) chair in February 2018 confirmed continuity in the gradual normalization of monetary policy. The Fed implemented two 25-basis point increases in its benchmark interest rate during the reporting period. The CPI rose 0.2% and 2.5% in April 2018 and the previous 12-month period, respectively. The U.S. labor force continued to expand, with non-farm payrolls increasing by a monthly average of 198,000 during the six-month reporting period, and the unemployment rate dipped to 3.9% – its lowest level since April 2000.

At the sector level, stock selection and an overweight allocation in office real estate investment trusts (REITs) comprised the largest positive contribution to Fund performance versus its benchmark, the MSCI US REIT Index, for the reporting period. The Fund’s underweight allocation to healthcare REITs bolstered relative performance. In our opinion, the office sector is often characterized by relatively slower growth and higher yields and, therefore, generally underperforms in periods of rising interest rates, such as that which occurred during the reporting period. The Fund’s underweight allocation to the diversified REIT sector, which underperformed over the period, also bolstered relative performance for the period.

The most significant detractor from relative performance during the reporting period was the Fund’s underweight allocation to hotel and resort REITs. While the fundamentals of these REITs have not been compelling, in our opinion, the sector’s performance strengthened over the reporting period as investors focused on their relatively discounted valuations and the potential positive impact of mergers-and-acquisition (M&A) activity after Fund holding Pebblebrook Hotel Trust launched a takeover offer for LaSalle Hotel Properties in March. The Fund’s overweight allocation and stock selection in the underperforming residential REIT sector also detracted from the Fund’s relative performance for the period. Despite the challenges facing “brick-and-mortar” retailers as online retail continues to take market share, retail REITs outperformed over the reporting period. The Fund’s underweight allocation and stock selection in the retail sector weighed on the Fund’s relative performance for the period.

At the stock level, the most significant positive contributor to the Fund’s relative performance for the reporting period was the absence of a holding in Colony NorthStar Inc., as shares of the REIT declined after the company reported relatively disappointing earnings for the fourth quarter of its 2017 fiscal year and cut its dividend. The company is the product of a three-way merger that was completed in 2017, and integrating the businesses and achieving its targeted growth has taken far longer and proven to be far more difficult than expected. The Fund’s position in Alexandria Real Estate Equities Inc., which is focused on laboratory and office space for life sciences, was another key contributor to relative performance. The company is benefiting from strong macroeconomic trends driving robust results in its property portfolio that we believe, when combined with the development pipeline coming online the next several years, should result in the company delivering above-sector average growth. The Fund’s holding in Boston Properties Inc., an office REIT focused on high-quality assets primarily in Boston, New York, Washington and San Francisco, also had a positive impact on relative performance for the reporting period. Shares of Boston Properties rose over the period as the company benefited from healthy leasing progress in its portfolio, significant development completions over the next several quarters, and management’s expectations of accelerated earnings growth in 2019.

The most significant detractor from the Fund’s performance relative to its benchmark for the reporting period was the holding in regional mall owner CBL & Associates Properties Inc. CBL’s stock price declined as the company reduced the dividend in November 2017, and its fourth-quarter 2017 results and earnings guidance for 2018 were below investors’ expectations. Other detractors from relative performance for the period were the lack of a position in DCT Industrial Trust Inc., and the holding in Digital Realty Trust Inc. DCT Industrial Trust was acquired by Fund holding Prologis Inc. in late April 2018, at a 15% premium to its then-current share price. After very strong stock price performance over the previous 12-month period, shares of Digital Realty Trust, one of the Fund’s 10 largest holdings, along with those of several other data-center REITs, surrendered some of these gains as investor sentiment softened a bit amid some mild leasing concerns, as well as the announced restructuring by one of Digital Realty’s peers as a result of company-specific issues.

Volatility persists in global stock markets. In our opinion, fears of an impending market crash may be overblown, as macroeconomic indicators continue to point to better economic growth, and corporate earnings have largely been on the uptick. However, we think that it remains important to monitor risks. We believe that global central banks could defy market expectations, and President Trump’s protectionist stance and trade-policy sparring with China could ramp up. We also believe that the European economy may slide back into stagnation as populism gains traction, and China’s rush to revert to old policies of governing may stunt its economic evolution. Considering the extended duration of this economic growth cycle, we believe that the real estate supply response has

10	Semi-Annual Report 2018

Aberdeen Realty Income & Growth Fund (concluded)

been comparatively restrained. While there has been some excess supply, it has been limited to certain markets and, in our view, market fundamentals generally remain solid. Nonetheless, with interest rates trending up in many markets, we believe that real estate stocks will face investors’ concerns about the impact of higher rates. Despite these uncertainties, we retain conviction in our fundamentals-focused investment process, seeking companies with robust balance sheets and good cash flow that we believe can remain resilient over the long term.

2018 Semi-Annual Report	11

Aberdeen Global Infrastructure Fund(1)

Comparative Annualized Returns as of 4/30/18 (Unaudited)
	6 Months(2)		1 Year	3 Years	5 Years	Since Inception(3)
Aberdeen Global Infrastructure Fund – Institutional Class	-3.12%		5.89%	2.73%	5.89%	12.85%
Aberdeen Global Infrastructure Fund – Class A (Without Load)	-3.24%		5.64%	2.47%	5.63%	10.01%
Aberdeen Global Infrastructure Fund – Class A (With Load)(4)	-8.81%		-0.41%	0.47%	4.38%	8.99%
S&P Global Infrastructure Index	-2.31%		5.97%	3.79%	6.44%	8.91%
MSCI All Country World Index	3.56%		14.16%	7.43%	8.80%	10.76%
Lipper Global Infrastructure Funds Average(5)	-1.63%		4.13%	2.61%	5.61%	9.77%
Lipper Global Infrastructure Funds Ranking(5)	NA	(6)	22/99	35/76	18/47	1/21
Gross Expense Ratio (Institutional Class): 1.33%(7)
Net Expense Ratio (Institutional Class): 1.21%(7)
Gross Expense Ratio (Class A): 1.58%(7)
Net Expense Ratio (Class A): 1.46%(7)

(1)	The Aberdeen Global Infrastructure Fund (the “Fund”) acquired all of the assets and liabilities of the Alpine Global Infrastructure Fund (the “Predecessor Fund”), a series of Alpine Equity Trust, in connection with a reorganization that occurred as of the close of business on May 4, 2018. The Predecessor Fund operated as a series of Alpine Equity Trust before the closing of the reorganization. The returns presented for the Fund reflect the performance of the Predecessor Fund. As the result of the reorganization, the Fund adopted the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.
(2)	Not annualized.
(3)	Institutional Class shares commenced on November 3, 2008 and Class A shares commenced on December 30, 2011. Returns for indices are since November 3, 2008.
(4)	Returns have been adjusted to reflect Maximum Sales Charge of 5.75%.
(5)	The since inception data represents the period beginning November 6, 2008 (Institutional Class only).
(6)	FINRA does not recognize rankings for less than one year.
(7)	As disclosed in the Predecessor Fund’s prospectus supplement dated February 28, 2018.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.75%. Performance for the Class A shares without sales charges does not reflect this load.

S&P Global Infrastructure Index is a total return index that is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net Total Return (NTR) indexes include reinvestments of all dividends minus taxes. MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 Developed and 21 Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Global Infrastructure Funds Average is an average of funds that limit their investments to a specific industry (e.g., transportation, retailing, or paper, etc.) or ones that have not been classified into an existing investment classification. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P Global Infrastructure Index, MSCI All Country World Index and the Lipper Global Infrastructure Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Infrastructure Funds Average reflects fees charged by the underlying funds. The performance for the Aberdeen Global Infrastructure Fund reflects the deduction of fees for these value-added services. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Aberdeen Global Infrastructure Fund has a contractual expense waiver that continues through May 4, 2020. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

12	Semi-Annual Report 2018

Aberdeen Global Infrastructure Fund (continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Ferrovial SA	2.75%
2.	Canadian Pacific Railway, Ltd.	2.57%
3.	East Japan Railway Co.	2.32%
4.	Norfolk Southern Corp.	2.30%
5.	NextEra Energy, Inc.	2.27%
6.	Cosan Logistica SA	2.27%
7.	Veolia Environnement SA	2.21%
8.	Crown Castle International Corp.	2.15%
9.	Cellnex Telecom SAU	2.14%
10.	Promotora y Operadora de Infraestructura SAB de CV	2.11%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 04/30/18 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s primary benchmark, the S&P Global Infrastructure Index and the Fund’s secondary benchmark, the MSCI All Country World Index. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

2018 Semi-Annual Report	13

Aberdeen Global Infrastructure Fund (concluded)

Commentary

The Aberdeen Global Infrastructure Fund (Institutional Class shares net of fees) returned -3.12% for the six-month period ended April 30, 2018, versus the -2.31% return of its benchmark, the Standard & Poor’s (S&P) Global Infrastructure Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Global Infrastructure Funds (comprising 42 funds), as measured by Lipper, Inc., was -1.57%.

Global equities rose during the six-month period ended April 30, 2018, buoyed by investors’ optimism over corporate earnings driven by an ongoing global economic growth recovery. Jay Powell’s appointment as U.S. Federal Reserve (Fed) chair in February 2018 suggested continuity in the gradual normalization of monetary policy. China was boosted by mostly resilient growth, heralded in the widely watched National Party Congress in October 2017, and a sharp rise in internet stocks. President Xi Jinping consolidated his power, as the government abolished the two-term presidency limit, allowing him to remain at the helm indefinitely. Oil prices climbed, with Brent crude inching towards US$75 a barrel by the end of the reporting period.

Global market volatility staged a comeback in the second half of the reporting period on fears that rising inflation could prompt more aggressive interest-rate hikes. U.S. President Donald Trump’s protectionist policies also caused unease, particularly after his administration began threatening import tariffs. This action sparked escalating trade tensions with China, but began to dissipate by the end of the reporting period. A historic peace treaty between North and South Korea, which officially ended the Korean War, also lifted investor sentiment. Despite the upturn in global equities, global infrastructure stocks lost ground over the period. Specifically, the utilities sector lagged the overall market as the Fed raised its benchmark interest rate in two 25-basis point increments in December 2017 and March 2018. Additionally, energy stocks fell after the U.S. Federal Energy Regulatory Commission (FERC) signaled that master limited partnerships (MLPs) would no longer be able “to recover an income tax allowance in their cost of service.”

At the stock level, the holding in UK-based logistics services provider Royal Mail Group Ltd. was a key contributor to the Fund’s performance relative to its benchmark, the S&P Global Infrastructure Index, for the reporting period. The stock price rallied after the company averted a strike with its union during the 2017 holiday season and then reached a multi-year agreement with the union. The position in Aeroports de Paris, which operates all of the public airports in Paris, benefited the Fund’s relative performance after the French government indicated that it may sell its entire stake in the company. The Fund’s holding in DNA, a Finnish telecommunications operator, also contributed to performance as its shares gained after the company reported generally better-than-expected earnings for the first quarter of its 2018 fiscal year.

Conversely, shares of the Fund’s holding in CCR, the Brazilian toll road operator, declined after corruption allegations against the company surfaced. Additionally, investors were frustrated that the capital raised in the company’s secondary offering in February 2017, had not been invested. Indonesian toll road operator Jasa Marga’s stock price fell amid investors’ concerns about the possible impact of high capital expenditures as the company expands its road network. Shares of energy infrastructure company Enbridge Inc. sold off following FERC’s announcement regarding MLPs.

During the reporting period, we continued to hedge a portion of the Fund’s currency exposure to the euro and Hong Kong dollar.

The Fund had no significant exposure to derivatives during the reporting period.

Volatility persists in global stock markets. In our opinion, fears of an impending market crash may be overblown, as macroeconomic indicators continue to point to better economic growth, and corporate earnings have largely been on the uptick. However, we think that it remains important to monitor risks; we believe that global central banks could defy market expectations, and President Trump’s protectionist stance and trade policy-sparring with China could ramp up. We also feel that the European economy may slide back into stagnation as populism gains traction, and China’s rush to revert to old policies of governing may stunt its economic evolution. Despite these uncertainties, we retain conviction in our fundamentals-focused investment process, seeking companies with robust balance sheets and good cash flow that we believe can remain resilient over the long term.

Although the U.S. Congress has not yet passed a federal infrastructure spending bill, we believe that infrastructure spending will continue to be a focus on both the national and local levels. In its 2017 report card on the condition of the infrastructure in the U.S., the American Society of Civil Engineers (ASCE) gave a D+ rating as an overall grade.1 According to Oxford Economics, Global Infrastructure Hub, China, the U.S. and Brazil have infrastructure investment gaps of US$1.9 trillion, US$3.8 trillion, and US$1.2 trillion, respectively.2 China is in the midst of investing $1 trillion in its “One Belt, One Road” project. Furthermore, urbanization is expected to continue globally. In 2015, four billion people globally lived in cities.3 That number is projected to grow to 5.8 billion by 2040.4 We believe that the cities will need to invest in their infrastructure in an effort to accommodate that growth.

[1]	Source: American Society of Civil Engineers, “2017 Infrastructure Report Card,” December 2016.

[2,3,4]	Sources: Oxford Economics, Global Infrastructure Hub, July 2017.

14	Semi-Annual Report 2018

Schedule of Portfolio Investments

April 30, 2018 (Unaudited)

Aberdeen International Real Estate Equity Fund

Security Description	Shares	Value
COMMON STOCKS (95.8%)
ASIA (32.8%)
China (7.2%)
Agile Group Holdings, Ltd.	317,000	$625,312
China Overseas Land & Investment, Ltd.	200,000	670,126
China Resources Land, Ltd.	200,000	751,145
China Vanke Co., Ltd. — Class H	260,000	1,074,541
CIFI Holdings Group Co., Ltd.	790,000	622,084
Joy City Property, Ltd.	3,000,000	463,015
KWG Property Holding, Ltd.	600,000	808,225
Longfor Properties Co., Ltd.	405,000	1,211,247
Shimao Property Holdings, Ltd.	335,000	886,096
Times China Holdings, Ltd.	1,150,000	1,679,533
		8,791,324
India (5.5%)
DB Realty, Ltd. (a)	1,698,765	1,622,017
Prestige Estates Projects, Ltd.	374,877	1,710,994
South Asian Real Estate PLC (a)(b)(c)(d)	2,000,000	1,128,893
The Phoenix Mills, Ltd.	240,557	2,240,837
		6,702,741
Indonesia (0.1%)
PT Bekasi Fajar Industrial Estate TBK	10,000,000	190,645
Japan (17.7%)
Hulic Co., Ltd.	126,245	1,358,451
Ichigo Hotel REIT Investment Corp.	1,500	1,842,915
Ichigo, Inc.	415,541	1,850,452
Invincible Investment Corp.	2,478	1,106,159
Japan Hotel REIT Investment Corp.	500	378,306
Kenedix, Inc.	200,000	1,155,179
Mitsui Fudosan Co., Ltd.	129,100	3,306,953
Open House Co., Ltd.	50,000	2,783,581
Shinoken Group Co., Ltd.	90,000	2,736,378
Sumitomo Realty & Development Co., Ltd.	96,000	3,813,429
Tokyu Fudosan Holdings Corp.	175,000	1,377,162
		21,708,965
Philippines (1.5%)
Ayala Land, Inc.	957,077	752,063
Megaworld Corp.	3,500,000	303,717
Robinsons Land Corp.	2,403,041	828,753
SM Prime Holdings, Inc.	1	1
		1,884,534
Singapore (0.2%)
Banyan Tree Holdings, Ltd. (a)	500,000	221,584
United Arab Emirates (0.6%)
Emaar Malls PJSC	1,250,000	755,482
Total Asia (Cost $46,506,383)		40,255,275
AUSTRALIA (0.5%)
Australia (0.5%)
Westfield Corp.	100,000	691,018
Total Australia (Cost $737,165)		691,018
EUROPE (43.7%)
Belgium (1.4%)
VGP NV (a)	23,000	1,783,142
France (6.9%)
Accor SA	53,778	3,039,633
Kaufman & Broad SA	5,312	279,846
Klepierre SA	47,526	1,945,180
Nexity SA	12,000	750,363
Unibail-Rodamco SE	10,000	2,400,698
		8,415,720
Germany (11.6%)
ADO Properties SA (e)	41,500	2,281,261
Aroundtown SA	312,078	2,497,687
Corestate Capital Holding SA	42,844	2,374,793
Deutsche Konsum REIT — AG (a)	48,912	605,428
Dream Global Real Estate Investment Trust	161,000	1,716,648
NorthStar Realty Europe Corp.	75,000	1,087,500
PATRIZIA Immobilien AG (a)	57,238	1,142,606
TLG Immobilien AG	42,753	1,229,951
Vonovia SE	25,000	1,252,620
		14,188,494
Ireland (8.5%)
Cairn Homes PLC (a)	757,791	1,643,534
Dalata Hotel Group PLC (a)	566,668	4,516,433
Glenveagh Properties PLC (a)(e)	1,100,000	1,467,624
Green REIT PLC	668,484	1,224,868
Hibernia REIT PLC	866,666	1,553,133
		10,405,592
Italy (0.5%)
COIMA RES SpA (e)	55,737	574,810
Netherlands (1.5%)
InterXion Holding NV (a)	28,333	1,842,211
Norway (0.3%)
Olav Thon Eiendomsselskap ASA	23,253	422,028
Poland (0.8%)
Atrium European Real Estate, Ltd.	40,000	194,058
Echo Investment SA	518,970	795,492
		989,550
Spain (7.9%)
Aedas Homes SAU (a)(e)	58,646	2,096,681
Hispania Activos Inmobiliarios Socimi SA	127,917	2,712,015
Lar Espana Real Estate Socimi SA	102,388	1,160,972
Melia Hotels International SA	43,000	639,337
Merlin Properties Socimi SA	122,000	1,882,437
NH Hotel Group SA	150,000	1,156,553
		9,647,995
Sweden (0.7%)
Kungsleden AB	125,000	886,465
United Kingdom (3.6%)
Countryside Properties PLC (e)	300,000	1,478,352
IWG PLC	225,534	766,105

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	15

Schedule of Portfolio Investments (continued)

April 30, 2018 (Unaudited)

Aberdeen International Real Estate Equity Fund

Security Description	Shares	Value
LondonMetric Property PLC	117,468	$307,377
Purplebricks Group PLC (a)	145,391	692,553
St Modwen Properties PLC	220,000	1,242,058
		4,486,445
Total Europe (Cost $42,255,857)		53,642,452
NORTH & SOUTH AMERICA (18.8%)
Brazil (6.9%)
BR Malls Participacoes SA	300,000	935,145
Construtora Tenda SA (a)	100,000	728,191
Cyrela Commercial Properties SA Empreendimentos e Participacoes	220,535	723,953
Direcional Engenharia SA (a)	786,229	1,366,789
General Shopping Brasil SA (a)	912,132	1,554,415
MRV Engenharia e Participacoes SA	575,000	2,462,035
Sao Carlos Empreendimentos e Participacoes SA	66,163	698,799
		8,469,327
Canada (0.2%)
Hudson’s Bay Co.	30,000	212,158
Mexico (2.5%)
Corp. Inmobiliaria Vesta SAB de CV	500,024	717,870
Grupo GICSA SA de CV (a)	1,000,000	525,076
Hoteles City Express SAB de CV (a)	1,257,643	1,782,026
		3,024,972
United States (9.2%)
Century Communities, Inc. (a)	48,517	1,491,898
CyrusOne, Inc.	20,000	1,071,800
Equinix, Inc.	5,000	2,103,950
Five Point Holdings LLC — Class A (a)	75,000	997,500
GGP, Inc.	25,000	499,750
LGI Homes, Inc. (a)	5,000	346,000
M/I Homes, Inc. (a)	10,000	304,800
Simon Property Group, Inc.	6,000	938,040
Taylor Morrison Home Corp. — Class A (a)	30,000	712,800
TerraForm Power, Inc. — Class A	115,932	1,292,642
TRI Pointe Group, Inc. (a)	20,000	342,200
William Lyon Homes — Class A (a)	46,700	1,254,362
		11,355,742
Total North & South America (Cost $30,414,292)		23,062,199
Total Common Stocks (Cost $119,913,697)		117,650,944
REAL ESTATE INVESTMENT TRUSTS (0.2%)
NORTH & SOUTH AMERICA (0.2%)
United States (0.2%)
Tanger Factory Outlet Centers, Inc.	9,091	199,547
Total North & South America (Cost $198,655)		199,547
Total Real Estate Investment Trusts (Cost $198,655)		199,547
MONEY MARKET FUNDS (2.5%)
Morgan Stanley Institutional Liquidity Funds — Prime Portfolio, 1.93%	3,081,745	3,081,745
Total Money Market Funds (Cost $3,082,978)		3,081,745
Total Investments (Cost $123,195,330) (f)—98.5%		120,932,236

Other Assets in Excess of Liabilities—1.5%		1,845,604
Total Net Assets—100.0%		$122,777,840

Percentages	are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Illiquid security.
(c)	Security fair valued in accordance with procedures approved by the Board of Trustees of the Alpine Equity Trust and the value was determined using significant unobservable inputs. These securities comprised 0.9% of the Fund’s net assets.
(d)	Private placement.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees of the Alpine Equity Trust. Liquid securities restricted under Rule 144A comprised 6.4% of the Fund’s net assets.
(f)	See Note 8 for the cost of investments for federal tax purposes.
AB	Aktiebolag is the Swedish equivalent of a corporation.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA	Allmennaksjeselskap is the Norwegian term for a public limited company.
NV	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.
SAB de CV	Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.
SAU	Sociedad Anonima Unipersonal
SE	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.
SpA	Societa’ Per Azioni is an Italian shared company.

The accompanying Notes are an integral part of these Financial Statements.

16	Semi-Annual Report 2018

Schedule of Portfolio Investments (concluded)

April 30, 2018 (Unaudited)

Aberdeen International Real Estate Equity Fund

Forward Currency Contracts

The following forward currency contracts were held as of April 30, 2018:

Description	Counterparty	Settlement Date		Currency Bought/Sold	Settlement Value in USD	Current Value	Unrealized Depreciation
Contracts Purchased:
Euro	State Street Bank and Trust Company	06/06/18	EUR	12,000,000	$14,574,432	$14,526,777	$(47,655)
Japanese Yen	State Street Bank and Trust Company	06/06/18	JPY	375,000,000	3,441,267	3,437,951	(3,316)
Japanese Yen	State Street Bank and Trust Company	06/06/18	JPY	375,000,000	3,446,459	3,437,950	(8,509)
							$(59,480)

Contracts Sold:
Euro	State Street Bank and Trust Company	06/06/18	EUR	12,000,000	$14,359,536	$14,526,777	$(167,241)
Japanese Yen	State Street Bank and Trust Company	06/06/18	JPY	750,000,000	6,732,532	6,875,901	(143,369)
							$(310,610)

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	17

Schedule of Portfolio Investments

April 30, 2018 (Unaudited)

Aberdeen Realty Income & Growth Fund

Security Description	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (98.7%)
Apartments (16.4%)
AvalonBay Communities, Inc. (a)	22,325	$3,638,975
Camden Property Trust	11,525	984,235
Equity Residential (a)	59,360	3,663,106
Essex Property Trust, Inc. (a)	23,165	5,552,419
UDR, Inc.	29,900	1,080,885
		14,919,620
Diversified (1.6%)
American Assets Trust, Inc. (a)	17,614	591,302
JBG SMITH Properties	23,058	850,148
		1,441,450
Health Care (3.3%)
Omega Healthcare Investors, Inc.	18,413	478,370
Sabra Health Care REIT, Inc.	23,344	427,428
Ventas, Inc. (a)	40,212	2,067,701
		2,973,499
Lodging (3.0%)
Host Hotels & Resorts, Inc.	72,100	1,410,276
Park Hotels & Resorts, Inc.	27,214	783,219
Pebblebrook Hotel Trust	15,300	535,347
		2,728,842
Manufactured Homes (2.6%)
Equity LifeStyle Properties, Inc.	26,086	2,325,828
Mortgage & Finance (0.4%)
Starwood Property Trust, Inc.	20,000	419,200
Office-Industrial Buildings (49.9%)
Alexandria Real Estate Equities, Inc. (a)	44,028	5,484,568
Boston Properties, Inc.	46,611	5,659,041
CoreSite Realty Corp.	32,769	3,411,253
CyrusOne, Inc.	17,169	920,087
Digital Realty Trust, Inc.	49,774	5,260,614
Douglas Emmett, Inc.	57,509	2,143,360
Duke Realty Corp.	26,196	709,912
Empire State Realty Trust, Inc. — Class A	25,455	443,426
Equinix, Inc.	6,500	2,735,135
Hudson Pacific Properties, Inc.	15,714	516,519
Kilroy Realty Corp. (a)	36,773	2,635,521
Liberty Property Trust	16,208	677,819
Prologis, Inc.	85,600	5,556,296
SL Green Realty Corp. (a)	35,000	3,420,900
STAG Industrial, Inc.	32,537	799,434
Terreno Realty Corp.	51,058	1,896,805
Vornado Realty Trust (a)	44,317	3,014,885
		45,285,575
REIT-Infrastructure (2.5%)
American Tower Corp.	17,000	2,318,120
Retail Centers (12.5%)
Federal Realty Investment Trust (a)	12,100	1,401,785
Regency Centers Corp.	10,000	588,500
Simon Property Group, Inc. (a)	41,795	6,534,230
Taubman Centers, Inc. (a)	15,297	856,326
The Macerich Co. (a)	25,628	1,476,686
Urban Edge Properties	23,058	474,303
		11,331,830
Storage (6.5%)
Extra Space Storage, Inc.	16,000	1,433,440
National Storage Affiliates Trust	12,000	315,840
Public Storage (a)	20,465	4,129,428
		5,878,708
Total Real Estate Investment Trusts (Cost $38,288,551)		89,622,672
COMMON STOCKS (1.1%)
Lodging (1.1%)
Marriott International, Inc. — Class A	7,000	956,760
Total Common Stocks (Cost $372,320)		956,760
Total Investments (Cost $38,660,871) (b)—99.8%		90,579,432

Other Assets in Excess of Liabilities—0.2%		188,467
Total Net Assets—100.0%		$90,767,899

Percentages	are stated as a percent of net assets.
(a)	All or a portion of the security has been designated as collateral for the line of credit.
(b)	See Note 8 for the cost of investments for federal tax purposes.
REIT	Real Estate Investment Trust

The accompanying Notes are an integral part of these Financial Statements.

18	Semi-Annual Report 2018

Schedule of Portfolio Investments

April 30, 2018 (Unaudited)

Aberdeen Global Infrastructure Fund

Security Description	Shares	Value
COMMON STOCKS (96.7%)
ASIA (15.3%)
China (8.4%)
Beijing Enterprises Water Group, Ltd. (a)	2,000,000	$1,161,164
China Everbright International, Ltd.	765,000	1,073,031
China Merchants Port Holdings, Co., Ltd.	495,000	1,106,011
China Railway Construction Corp., Ltd. — Class H	1,313,500	1,555,484
China Unicom Hong Kong, Ltd. — ADR (a)	95,000	1,332,850
COSCO SHIPPING Ports, Ltd.	1,315,000	1,156,509
CRRC Corp., Ltd. — Class H	1,650,200	1,458,578
Zhejiang Expressway Co., Ltd. — Class H	1,500,100	1,540,481
		10,384,108
Indonesia (3.3%)
PT Jasa Marga Persero TBK	3,850,000	1,203,554
PT Sarana Menara Nusantara TBK	2,500,000	562,145
PT Tower Bersama Infrastructure TBK	4,500,000	1,792,226
PT XL Axiata TBK (a)	3,525,000	534,268
		4,092,193
Japan (2.3%)
East Japan Railway Co.	30,000	2,882,038
Philippines (1.3%)
International Container Terminal Services, Inc.	1,000,000	1,631,034
Total Asia (Cost $21,527,109)		18,989,373
EUROPE (26.2%)
Finland (1.0%)
DNA OYJ	55,000	1,287,184
France (7.5%)
Aeroports de Paris	10,100	2,223,242
Bouygues SA	12,900	657,966
Suez	100,000	1,442,159
Veolia Environnement SA	116,000	2,744,399
Vinci SA	22,900	2,289,625
		9,357,391
Germany (0.9%)
Fraport AG Frankfurt Airport Services Worldwide	11,300	1,093,563
Italy (4.0%)
Atlantia SpA	73,700	2,439,458
Enel SpA	393,100	2,493,716
		4,933,174
Netherlands (1.1%)
Koninklijke KPN NV	421,500	1,311,806
Portugal (1.9%)
NOS SGPS SA	390,200	2,319,405
Spain (6.0%)
Abertis Infraestructuras SA	65,000	1,433,048
Atlantica Yield PLC	75,000	1,506,750
Cellnex Telecom SAU (b)	99,000	2,655,104
EDP Renovaveis SA	200,000	1,920,595
		7,515,497
United Kingdom (3.8%)
BT Group PLC	388,046	1,331,905
Ferrovial SA	160,000	3,417,464
		4,749,369
Total Europe (Cost $28,409,802)		32,567,389
NORTH & SOUTH AMERICA (55.2%)
Argentina (1.5%)
Corp. America Airports SA (a)	56,976	703,084
Loma Negra Cia Industrial Argentina SA — ADR (a)	59,000	1,223,660
		1,926,744
Brazil (5.0%)
CCR SA	660,500	2,254,961
Cosan Logistica SA (a)	905,000	2,815,854
Energisa SA	120,000	1,134,848
		6,205,663
Canada (4.6%)
Canadian Pacific Railway, Ltd.	17,500	3,192,700
Enbridge, Inc.	82,900	2,510,987
		5,703,687
Mexico (2.9%)
Infraestructura Energetica Nova SAB de CV	225,000	991,455
Promotora y Operadora de Infraestructura SAB de CV (a)	255,600	2,619,818
		3,611,273
United States (41.2%)
American Electric Power Co., Inc.	18,000	1,259,640
American Tower Corp.	19,000	2,590,840
CMS Energy Corp.	39,300	1,854,567
Comcast Corp. — Class A	53,500	1,679,365
CoreCivic, Inc.	68,400	1,378,944
Crown Castle International Corp.	26,500	2,673,055
DISH Network Corp. — Class A (a)	31,200	1,046,760
DTE Energy Co.	17,800	1,876,120
Dycom Industries, Inc. (a)	12,100	1,256,706
FirstEnergy Corp.	57,800	1,988,320
Genesee & Wyoming, Inc. — Class A (a)	34,100	2,427,920
Great Plains Energy, Inc.	54,600	1,787,058
Kansas City Southern	12,400	1,322,212
Kinder Morgan, Inc.	150,000	2,373,000
Martin Marietta Materials, Inc.	6,500	1,266,005
MasTec, Inc. (a)	27,500	1,210,000
NextEra Energy, Inc.	17,200	2,819,252
Norfolk Southern Corp.	19,900	2,855,053
NRG Yield, Inc. — Class C	107,500	1,913,500
Pattern Energy Group, Inc. — Class A	45,000	818,100
SemGroup Corp. — Class A	37,700	948,155
T-Mobile U.S., Inc. (a)	32,700	1,978,677
The Geo Group, Inc.	92,500	2,081,250
The Williams Cos., Inc.	91,400	2,351,722
TravelCenters of America LLC (a)	282,500	1,031,125
Union Pacific Corp.	15,400	2,057,902
Vistra Energy Corp. (a)	57,500	1,313,875
Vulcan Materials Co.	16,000	1,787,040

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	19

Schedule of Portfolio Investments (concluded)

April 30, 2018 (Unaudited)

Aberdeen Global Infrastructure Fund

Security Description	Shares	Value
Waste Connections, Inc.	17,400	$1,258,020
		51,204,183
Total North & South America (Cost $70,389,150)		68,651,550
Total Common Stocks (Cost $120,326,061)		120,208,312
EXCHANGE-TRADED FUNDS (1.2%)
NORTH & SOUTH AMERICA (1.2%)
United States (1.2%)
Alerian MLP ETF	150,000	1,515,000
Total Exchange-Traded Funds (Cost $1,568,420)		1,515,000
MONEY MARKET FUNDS (1.5%)
Morgan Stanley Institutional Liquidity Funds — Prime Portfolio, 1.93%	1,838,546	1,838,546
Total Money Market Funds (Cost $1,839,228)		1,838,546
Total Investments (Cost $123,733,709) (c)—99.4%		123,561,858

Other Assets in Excess of Liabilities—0.6%		698,183
Total Net Assets—100.0%		$124,260,041
Percentages	are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees of the Alpine Equity Trust. Liquid securities restricted under Rule 144A comprised 2.1% of the Fund’s net assets.
(c)	See Note 8 for the cost of investments for federal tax purposes.
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ETF	Exchange-Traded Fund
NV	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Company
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SAB de CV	Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.
SAU	Sociedad Anonima Unipersonal
SpA	Societa’ Per Azioni is an Italian shared company.
TBK	Indonesian city of Tanjung Balai Karimun

Forward Currency Contracts

The following forward currency contracts were held as of April 30, 2018

Description	Counterparty	Settlement Date		Currency Bought/Sold	Settlement Value in USD	Current Value	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
Hong Kong Dollar	State Street Bank and Trust Company	11/06/18	HKD	8,000,000	$1,024,682	$1,023,098	$(1,584)
Hong Kong Dollar	State Street Bank and Trust Company	11/06/18	HKD	3,000,000	386,756	383,662	(3,094)
Hong Kong Dollar	State Street Bank and Trust Company	11/06/18	HKD	3,000,000	386,302	383,662	(2,640)
Hong Kong Dollar	State Street Bank and Trust Company	11/06/18	HKD	2,000,000	256,368	255,774	(594)
							$(7,912)
Contracts Sold:
Euro	State Street Bank and Trust Company	06/06/18	EUR	4,000,000	$4,794,660	$4,842,259	$(47,599)
Hong Kong Dollar	State Street Bank and Trust Company	11/06/18	HKD	90,000,000	11,601,601	11,509,848	91,753
							$44,154

The accompanying Notes are an integral part of these Financial Statements.

20	Semi-Annual Report 2018

Statements of Assets and Liabilities (Unaudited)

April 30, 2018

	International Real Estate Equity Fund	Realty Income & Growth Fund	Global Infrastructure Fund
Assets:
Investments, at value(1)	$120,932,236	$90,579,432	$123,561,858
Foreign currencies, at value(2)	1,453,769	–	37,264
Cash	–	–	227,174
Receivable from investment securities sold	3,702,606	4,877,270	503,776
Dividends and interest receivable	260,486	19,607	175,054
Receivable from capital shares issued	1,360	3,940	3,892
Tax reclaim receivable	21,263	2,368	31,804
Unrealized appreciation on forward currency contracts	–	–	91,753
Due from Adviser	–	25,578	7,886
Prepaid expenses and other assets	21,567	9,927	7,796

Total assets	126,393,287	95,518,122	124,648,257

Liabilities:
Payable for investment securities purchased	3,011,496	–	–
Payable to custodian	1,245	1,642,654	–
Unrealized depreciation on forward currency contracts	370,090	–	55,511
Payable for capital shares redeemed	9,506	83,432	107,689
Payable for line of credit (Note 2)	–	2,855,228	–
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	100,575	78,559	103,446
Distribution fees (Note 5)	761	9,113	10,173
Trustee fees (Note 6)	1,833	1,899	2,347
Other	119,941	79,338	109,050

Total liabilities	3,615,447	4,750,223	388,216

Net Assets	$122,777,840	$90,767,899	$124,260,041

Net Assets Represented by:
Paid-in-capital	$319,091,743	$40,333,542	$122,743,712
Undistributed (distributions in excess of) net investment income	444,833	(1,594,034)	(223,076)
Accumulated net realized gain (loss) from investments, foreign currency transactions and foreign currency contracts	(194,122,625)	109,996	1,874,766
Net unrealized depreciation on:
Investments	(2,263,094)	51,918,561	(171,851)
Foreign currency translations	(2,927)	(166)	248
Forward currency contracts	(370,090)	–	36,242

Net Assets	$122,777,840	$90,767,899	$124,260,041

Net asset value
Institutional Class
Net assets	$122,619,785	$89,228,277	$108,998,344
Shares outstanding	5,034,795	4,231,810	5,552,099
Net asset value, offering price and redemption price per share***	$24.35	$21.09	$19.63
Class A
Net assets	$158,055	$1,539,622	$15,261,697
Shares outstanding	6,529	73,121	778,748
Net asset value per share	$24.21	$21.06	$19.60
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$25.62	$22.29	$20.74

* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$123,195,330	$38,660,871	$123,733,709
(2) Cost of foreign currencies	$1,455,063	$–	$37,708

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	21

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2018

	International Real Estate Equity Fund	Realty Income & Growth Fund	Global Infrastructure Fund
INVESTMENT INCOME:
Dividend income	$1,437,762	$2,463,204	$2,623,940
Less: Foreign taxes withheld	(139,722)	–	(93,290)
Interest income	5,234	10	2,247

Total investment income	1,303,274	2,463,214	2,532,897

EXPENSES:
Investment advisory fee (Note 6)	608,665	510,315	661,931
Transfer agent fees	76,934	83,641	88,162
Interest (Note 2)	21,355	96,697	–
Accounting and custody fees	32,843	6,451	24,469
Audit and tax fees	20,174	17,409	18,915
Registration and filing fees	17,589	17,228	18,389
Printing and mailing fees	14,460	12,759	15,674
Administration fee (Note 6)	13,213	11,518	14,334
Distribution fees – Class A (Note 5)	197	1,921	23,640
Legal fees	8,734	7,655	8,593
Trustee fees (Note 6)	5,522	5,071	6,219
Compliance fees (Note 6)	2,342	2,153	2,709
Other fees	14,234	8,426	10,992

Total expenses	836,262	781,244	894,027
Less: Fee waivers and/or expense reimbursements (Note 6)	–	(172,310)	(76,069)

Net expenses	836,262	608,934	817,958

Net investment income	467,012	1,854,280	1,714,939

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS:
Net realized gain/(loss) from:
Investments	1,222,984	1,896,520	2,618,468
Foreign currency transactions	(32,013)	–	(28,254)
Forward currency contracts	(119,673)	–	(90,681)

Net realized gain/(loss) from investments, foreign currency and forward currency contracts	1,071,298	1,896,520	2,499,533

Change in net unrealized appreciation/(depreciation) on:
Investments	7,108,413	(8,455,236)	(8,506,186)
Foreign currency translations	10,283	92	(407)
Forward currency contracts	(304,245)	–	80,037

Change in net unrealized appreciation/(depreciation) on investments, foreign currency and forward currency contracts	6,814,451	(8,455,144)	(8,426,556)

Net gain/(loss) on investments, foreign currency and forward currency contracts	7,885,749	(6,558,624)	(5,927,023)

Increase (decrease) in net assets from operations	$8,352,761	$(4,704,344)	$(4,212,084)

The accompanying Notes are an integral part of these Financial Statements.

22	Semi-Annual Report 2018

Statements of Changes in Net Assets

	International Real Estate Equity Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

Operations:
Net investment income	$467,012	$1,048,881
Net realized gain (loss) from:
Investments	1,222,984	(18,037,344)
Foreign currency transactions	(32,013)	(34,183)
Forward currency contracts	(119,673)	1,909,977
Change in net unrealized appreciation/(depreciation) on:
Investments	7,108,413	35,616,108
Foreign currency translations	10,283	(4,062)
Forward currency contracts	(304,245)	(1,783,679)

Increase in net assets from operations	8,352,761	18,715,698

Distributions to Shareholders:
Distributions to Institutional Class Shareholders:
From net investment income	(1,407,842)	(147,213)
Distributions to Class A Shareholders:
From net investment income	(1,416)	–

Decrease in net assets from distributions to shareholders	(1,409,258)	(147,213)

Capital Share Transactions (Note 3):
Net proceeds from shares sold	837,522	774,047
Dividends reinvested	1,377,911	143,279
Redemption fees (Note 2)	1,404	3,086
Cost of shares redeemed	(4,042,654)	(9,697,846)

Decrease in net assets from capital share transactions	(1,825,817)	(8,777,434)

Net increase in net assets	5,117,686	9,791,051

Net Assets:
Beginning of period	117,660,154	107,869,103

End of period*	$122,777,840	$117,660,154

* Including undistributed net investment income of:	$444,833	$1,387,079

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	23

Statements of Changes in Net Assets (continued)

	Realty Income & Growth Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

Operations:
Net investment income	$1,854,280	$1,019,244
Net realized gain (loss) from:
Investments	1,896,520	5,177,929
Foreign currency transactions	–	(3,592)
Change in net unrealized appreciation/(depreciation) on:
Investments	(8,455,236)	4,003,352
Foreign currency translations	92	(192)

Increase (decrease) in net assets from operations	(4,704,344)	10,196,741

Distributions to Shareholders:
Distributions to Institutional Class Shareholders:
From net investment income	(1,742,238)	(3,556,314)
From net realized gain on investments	(2,704,903)	(2,259,365)
Distributions to Class A Shareholders:
From net investment income	(24,773)	(96,932)
From net realized gain on investments	(39,793)	(66,187)

Decrease in net assets from distributions to shareholders	(4,511,707)	(5,978,798)

Capital Share Transactions (Note 3):
Net proceeds from shares sold	1,776,943	3,683,285
Dividends reinvested	4,046,051	5,282,820
Redemption fees (Note 2)	858	278
Cost of shares redeemed	(14,446,962)	(15,300,374)

Decrease in net assets from capital share transactions	(8,623,110)	(6,333,991)

Net decrease in net assets	(17,839,161)	(2,116,048)

Net Assets:
Beginning of period	108,607,060	110,723,108

End of period*	$90,767,899	$108,607,060

* Including distributions in excess of net investment income of:	$(1,594,034)	$(1,681,303)

The accompanying Notes are an integral part of these Financial Statements.

24	Semi-Annual Report 2018

Statements of Changes in Net Assets (concluded)

	Global Infrastructure Fund
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

Operations:
Net investment income	$1,714,939	$5,092,658
Net realized gain (loss) from:
Investments	2,618,468	15,452,705
Foreign currency transactions	(28,254)	(13,729)
Forward currency contracts	(90,681)	718,089
Change in net unrealized appreciation/(depreciation) on:
Investments	(8,506,186)	9,117,473
Foreign currency translations	(407)	2,196
Forward currency contracts	80,037	(802,020)

Increase (decrease) in net assets from operations	(4,212,084)	29,567,372

Distributions to Shareholders:
Distributions to Institutional Class Shareholders:
From net investment income	(2,111,886)	(5,038,382)
From net realized gain on investments	(198,583)	–
Distributions to Class A Shareholders:
From net investment income	(338,091)	(648,032)
From net realized gain on investments	(35,068)	–

Decrease in net assets from distributions to shareholders	(2,683,628)	(5,686,414)

Capital Share Transactions (Note 3):
Net proceeds from shares sold	7,586,784	14,474,983
Dividends reinvested	2,332,976	3,964,713
Redemption fees (Note 2)	10,416	772
Cost of shares redeemed	(14,472,623)	(56,947,893)

Decrease in net assets from capital share transactions	(4,542,447)	(38,507,425)

Net decrease in net assets	(11,438,159)	(14,626,467)

Net Assets:
Beginning of period	135,698,200	150,324,667

End of period*	$124,260,041	$135,698,200

* Including undistributed (distributions in excess of) net investment income of:	$(223,076)	$511,962

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	25

Financial Highlights

(For a share outstanding throughout each period)

International Real Estate Equity Fund

	Six Months Ended April 30, 2018 (Unaudited)		Years Ended October 31,
			2017	2016	2015†	2014†	2013†
Institutional Class:
Net asset value per share, beginning of period	$22.99		$19.46	$21.92	$23.84	$23.87	$22.23

Income from investment operations:
Net investment income (loss)	0.10		0.20	0.17	1.48	(0.09)	(0.35)
Net realized and unrealized gain (loss)	1.54		3.36	(1.16)	(3.40)	0.11	2.09

Total from investment operations	1.64		3.56	(0.99)	(1.92)	0.02	1.74

Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
Net investment income	(0.28)		(0.03)	(1.47)	–	(0.05)	(0.10)

Total distributions	(0.28)		(0.03)	(1.47)	–	(0.05)	(0.10)

Net asset value per share, end of period	$24.35		$22.99	$19.46	$21.92	$23.84	$23.87

Total return	7.13	%(b)(c)	18.36%	(4.70)%	(8.05)%	0.08%	7.83%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$122,620		$117,484	$107,744	$129,048	$169,226	$206,580
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements(d)	1.37	%(e)	1.37%	1.37%	1.43%	1.60%	1.48%
After waivers and/or expense reimbursements(f)	1.37	%(e)	1.35%	1.34%	1.43%	1.60%	1.48%
Ratio of net investment income (loss) to average net assets	0.77	%(e)	0.94%	0.75%	6.46%	0.23%	(0.32)%
Portfolio turnover(g)	28	%(b)	60%	33%	28%	23%	19%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.34% for the six months ended April 30, 2018, and 1.37%, 1.37%, 1.41%, 1.57% and 1.44% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(e)	Annualized.
(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.34% for the six months ended April 30, 2018, and 1.35%, 1.34%, 1.41%, 1.57%, and 1.44% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying Notes are an integral part of these Financial Statements.

26	Semi-Annual Report 2018

Financial Highlights (continued)

(For a share outstanding throughout each period)

International Real Estate Equity Fund (concluded)

	Six Months Ended April 30, 2018 (Unaudited)		Years Ended October 31,
			2017	2016	2015†	2014†		2013†
Class A:
Net asset value per share, beginning of period	$22.82		$19.33	$21.79	$23.75	$23.81		$22.19

Income from investment operations:
Net investment income (loss)	0.11		0.02	0.08	1.34	(0.00	)(a)	(0.12)
Net realized and unrealized gain (loss)	1.50		3.47	(1.12)	(3.30)	(0.06)		1.79

Total from investment operations	1.61		3.49	(1.04)	(1.96)	(0.06)		1.67

Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	–	0.00	(a)	0.00 (a)
Less distributions:
Net investment income	(0.22)		–	(1.42)	–	–		(0.05)

Total distributions	(0.22)		–	(1.42)	–	–		(0.05)

Net asset value per share, end of period	$24.21		$22.82	$19.33	$21.79	$23.75		$23.81

Total return(b)	7.05	%(c)	18.05%	(4.99)%	(8.25)%	(0.25)%		7.53%
Ratios/Supplemental Data
Net Assets at end of period (000)	$158		$176	$125	$132	$146		$146
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements(d)	1.63	%(e)	1.62%	1.60%	1.68%	1.85%		1.73%
After waivers and/or expense reimbursements(f)	1.63	%(e)	1.61%	1.57%	1.68%	1.85%		1.73%
Ratio of net investment income (loss) to average net assets	0.50	%(e)	0.75%	0.54%	6.00%	–%		(0.46)%
Portfolio turnover(g)	28	%(c)	60%	33%	28%	23%		19%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Total returns would be reduced if a sales or redemption charge was taken into account.
(c)	Not annualized.
(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.59% for the six months ended April 30, 2018, 1.62%, 1.60%, 1.66%, 1.82% and 1.69% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(e)	Annualized.
(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.59% for the six months ended April 30, 2018, 1.61%, 1.57%, 1.66%, 1.82% and 1.69% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	27

Financial Highlights (continued)

(For a share outstanding throughout each period)

Realty Income & Growth Fund

	Six Months Ended April 30, 2018 (Unaudited)		Years Ended October 31,
			2017	2016	2015†	2014†	2013†
Institutional Class:
Net asset value per share, beginning of period	$22.97		$22.11	$22.00	$21.29	$18.17	$17.37

Income from investment operations:
Net investment income	0.94		0.20	0.49	0.44	0.52	0.54
Net realized and unrealized gain (loss)	(1.86)		1.88	0.64	1.02	3.35	1.01

Total from investment operations	(0.92)		2.08	1.13	1.46	3.87	1.55

Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
Net investment income	(0.37)		(0.75)	(0.56)	(0.48)	(0.50)	(0.65)
Net realized gains	(0.59)		(0.47)	(0.46)	(0.27)	(0.25)	(0.10)

Total distributions	(0.96)		(1.22)	(1.02)	(0.75)	(0.75)	(0.75)

Net asset value per share, end of period	$21.09		$22.97	$22.11	$22.00	$21.29	$18.17

Total return	(4.24	)%(b)	9.65%	5.15%	6.98%	21.90%	9.02%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$89,228		$107,042	$107,916	$112,927	$112,984	$98,798
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements(c)	1.53	%(d)	1.40%	1.36%	1.35%	1.47%	1.50%
After waivers and/or expense reimbursements(e)	1.19	%(d)	1.21%	1.35%	1.35%	1.42%	1.43%
Ratio of net investment income to average net assets	3.64	%(d)	0.92%	2.28%	2.00%	2.71%	2.99%
Portfolio turnover(f)	3	%(b)	7%	15%	32%	32%	33%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.34% for the six months ended April 30, 2018, and 1.30%, 1.30%, 1.31%, 1.40% and 1.42% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(d)	Annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.00% for the six months ended April 30, 2018, and 1.11%, 1.29%, 1.31%, 1.35%, and 1.35% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying Notes are an integral part of these Financial Statements.

28	Semi-Annual Report 2018

Financial Highlights (continued)

(For a share outstanding throughout each period)

Realty Income & Growth Fund (concluded)

	Six Months Ended April 30, 2018 (Unaudited)		Years Ended October 31,
			2017	2016	2015†	2014†	2013†
Class A:
Net asset value per share, beginning of period	$22.93		$22.09	$21.97	$21.26	$18.16	$17.35

Income from investment operations:
Net investment income (loss)	0.40		(0.41)	0.45	0.33	0.46	0.59
Net realized and unrealized gain (loss)	(1.34)		2.42	0.63	1.08	3.34	0.93

Total from investment operations	(0.94)		2.01	1.08	1.41	3.80	1.52

Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
Net investment income	(0.34)		(0.70)	(0.50)	(0.43)	(0.45)	(0.61)
Net realized gains	(0.59)		(0.47)	(0.46)	(0.27)	(0.25)	(0.10)

Total distributions	(0.93)		(1.17)	(0.96)	(0.70)	(0.70)	(0.71)

Net asset value per share, end of period	$21.06		$22.93	$22.09	$21.97	$21.26	$18.16

Total return(b)	(4.34	)%(c)	9.37%	4.90%	6.72%	21.51%	8.85%
Ratios/Supplemental Data
Net Assets at end of period (000)	$1,540		$1,565	$2,807	$2,886	$2,441	$1,168
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements(d)	1.78	%(e)	1.65%	1.59%	1.60%	1.72%	1.75%
After waivers and/or expense reimbursements(f)	1.44	%(e)	1.46%	1.58%	1.60%	1.67%	1.67%
Ratio of net investment income to average net assets	3.35	%(e)	0.66%	2.07%	1.72%	2.42%	3.00%
Portfolio turnover(g)	3	%(c)	7%	15%	32%	32%	33%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Total returns would be reduced if a sales or redemption charge was taken into account.
(c)	Not annualized.
(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.59% for the six months ended April 30, 2018, 1.55%, 1.53%, 1.56%, 1.65% and 1.67% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(e)	Annualized.
(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.25% for the six months ended April 30, 2018, 1.36%, 1.52%, 1.56%, 1.60% and 1.59% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	29

Financial Highlights (continued)

(For a share outstanding throughout each period)

Global Infrastructure Fund

	Six Months Ended April 30, 2018 (Unaudited)		Years Ended October 31,
			2017	2016	2015†	2014†	2013†
Institutional Class:
Net asset value per share, beginning of period	$20.68		$17.58	$17.66	$20.14	$19.24	$15.93

Income from investment operations:
Net investment income	0.27		0.70	0.81	0.71	0.60	0.71
Net realized and unrealized gain (loss)	(0.90)		3.16	(0.13)	(2.25)	1.36	3.25

Total from investment operations	(0.63)		3.86	0.68	(1.54)	1.96	3.96

Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.01
Less distributions:
Net investment income	(0.38)		(0.76)	(0.76)	(0.71)	(0.71)	(0.66)
Net realized gains	(0.04)		–	–	(0.19)	(0.35)	–
Tax return of capital	–		–	–	(0.04)	–	–

Total distributions	(0.42)		(0.76)	(0.76)	(0.94)	(1.06)	(0.66)

Net asset value per share, end of period	$19.63		$20.68	$17.58	$17.66	$20.14	$19.24

Total return	(3.12	)%(b)	22.39%	4.01%	(7.90)%	10.52%	25.35%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$108,998		$115,567	$134,220	$207,034	$185,904	$125,277
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements(c)	1.32	%(d)	1.33%	1.29%	1.28%	1.21%	1.24%
After waivers and/or expense reimbursements(e)	1.20	%(d)	1.21%	1.21%	1.26%	1.21%	1.24%
Ratio of net investment income to average net assets	2.65	%(d)	3.56%	4.56%	3.60%	3.14%	4.18%
Portfolio turnover(f)	29	%(b)	77%	58%	116%	109%	147%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Not annualized.
(c)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.32% for the six months ended April 30, 2018, and 1.32%, 1.28%, 1.27%, 1.21% and 1.24% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(d)	Annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.20% for the six months ended April 30, 2018, and 1.20%, 1.20%, 1.25%, 1.21%, and 1.24% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying Notes are an integral part of these Financial Statements.

30	Semi-Annual Report 2018

Financial Highlights (concluded)

(For a share outstanding throughout each period)

Global Infrastructure Fund (concluded)

	Six Months Ended April 30, 2018 (Unaudited)		Years Ended October 31,
			2017	2016	2015†	2014†	2013†
Class A:
Net asset value per share, beginning of period	$20.65		$17.55	$17.63	$20.11	$19.22	$15.92

Income from investment operations:
Net investment income	0.21		0.66	0.76	0.61	0.57	0.69
Net realized and unrealized gain (loss)	(0.87)		3.15	(0.12)	(2.21)	1.34	3.22

Total from investment operations	(0.66)		3.81	0.64	(1.60)	1.91	3.91

Redemption fees	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.01
Less distributions:
Net investment income	(0.35)		(0.71)	(0.72)	(0.63)	(0.67)	(0.62)
Net realized gains	(0.04)		–	–	(0.21)	(0.35)	–
Tax return of capital	–		–	–	(0.04)	–	–

Total distributions	(0.39)		(0.71)	(0.72)	(0.88)	(1.02)	(0.62)

Net asset value per share, end of period	$19.60		$20.65	$17.55	$17.63	$20.11	$19.22

Total return(b)	(3.24	)%(c)	22.13%	3.75%	(8.15)%	10.22%	25.04%
Ratios/Supplemental Data
Net Assets at end of period (000)	$15,262		$20,132	$16,105	$21,822	$27,200	$19,941
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements(d)	1.56	%(e)	1.58%	1.54%	1.52%	1.46%	1.49%
After waivers and/or expense reimbursements(f)	1.45	%(e)	1.46%	1.46%	1.50%	1.46%	1.49%
Ratio of net investment income to average net assets	2.26	%(e)	3.48%	4.34%	3.47%	2.92%	3.67%
Portfolio turnover(g)	29	%(c)	77%	58%	116%	109%	147%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Total returns would be reduced if a sales or redemption charge was taken into account.
(c)	Not annualized.
(d)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.56% for the six months ended April 30, 2018, 1.57%, 1.53%, 1.52%, 1.46% and 1.49% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(e)	Annualized.
(f)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.45% for the six months ended April 30, 2018, 1.45%, 1.45%, 1.50%, 1.46% and 1.49% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying Notes are an integral part of these Financial Statements.

2018 Semi-Annual Report	31

Notes to Financial Statements

April 30, 2018 (Unaudited)

1. Organization:

Alpine Equity Trust (the “Equity Trust”) was organized in 1988 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

On December 14, 2017, at a meeting of the Board of Trustees (the “Board”) of Alpine Equity Trust (the “Trust”), the Board considered and unanimously approved an agreement and plan of reorganization with respect to each Fund within the Trust whereby each Fund would participate in a reorganization that would allow it to continue to operate as a corresponding new separate series of Aberdeen Funds, a Delaware statutory trust (the “Acquiring Funds”). Following approval by shareholders each Predecessor Fund transferred all of its assets and liabilities as of the close of business May 4, 2018. Aberdeen Asset Management Inc. serves as the investment adviser and Aberdeen Asset Managers Limited serves as the subadviser to the Acquiring Funds. The Acquiring Funds and corresponding Predecessor Funds are shown in the chart below.

Acquiring Fund	Corresponding Alpine Predecessor Fund
Aberdeen International Real Estate Equity Fund	Alpine International Real Estate Equity Fund
(“International Real Estate Equity Fund”)
Aberdeen Realty Income & Growth Fund	Alpine Realty Income & Growth Fund
(“Realty Income & Growth Fund”)
Aberdeen Global Infrastructure Fund	Alpine Global Infrastructure Fund
(“Global Infrastructure Fund”)

Information in the Financial Statements and Notes hereto pertains to the Predecessor Funds, unless otherwise noted. For more information regarding the Acquiring Funds, please see the Acquiring Funds’ prospectus dated March 7, 2018. The International Real Estate Equity Fund and Global Infrastructure Fund are diversified funds. The Realty Income & Growth Fund is a non-diversified fund. International Real Estate Equity Fund seeks long-term capital growth. Current income is a secondary objective. Realty Income & Growth Fund seeks a high level of current income. Capital appreciation is a secondary objective. Global Infrastructure Fund seeks capital appreciation. Current income is a secondary objective.

Alpine Woods Capital Investors, LLC (the “Adviser”), a Delaware limited liability company, served as the investment manager to the Funds during the six-month period ended April 30, 2018. The Funds offer Institutional Class and Class A shares. Institutional Class shares are sold without a sales charge. Class A shares have an initial sales charge, which may be waived under certain conditions as described in the Funds’ prospectus. Class A shares may be subject to Contingent Deferred Sales Charges (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities, except that Class A shares bear certain expenses related to the distribution fee of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946 Financial Services – Investment Companies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A.	Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Funds are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Funds’ NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then

32	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds’ NAVs are not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Funds may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Funds’ NAVs are calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and over-the-counter derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAVs may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Funds may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Funds, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board of Trustees has established a Valuation Committee which is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

Fair Value Measurement:

In accordance with FASB ASC 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Funds would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the

2018 Semi-Annual Report	33

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

•	Level 1- Unadjusted quoted prices in active markets for identical investments.
•	Level 2- Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).
•	Level 3- Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

For certain Level 3 investments the Adviser may perform due diligence that may include visiting a company’s largest projects, meeting with the company’s management team, and having discussions with company management regarding the operation of its business. The Adviser considers all of this information in the determination of fair value. International Real Estate Equity Fund has retained a third-party independent valuation firm to provide input on the methodology to value a particular investment and the range of its values.

The following is a summary of the inputs used to value the Funds’ assets and liabilities carried at fair value as of April 30, 2018:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total Value
International Real Estate Equity Fund*
Common Stocks
Asia	$755,482	$38,370,900	$1,128,893	$40,255,275
Australia	–	691,018	–	691,018
Europe	19,607,705	34,034,747	–	53,642,452
North & South America	23,062,199	–	–	23,062,199
Real Estate Investment Trust	199,547	–	–	199,547
Money Market Fund	–	3,081,745	–	3,081,745

Total	$43,624,933	$76,178,410	$1,128,893	$120,932,236

Other Financial Instruments
Liabilities
Forward Currency Contracts	–	(310,610)	–	(310,610)

Total	$–	$(310,610)	$–	$(310,610)

Realty Income & Growth Fund*
Real Estate Investment Trusts	$89,622,672	$–	$–	$89,622,672
Common Stock	956,760	–	–	956,760

Total	$90,579,432	$–	$–	$90,579,432

34	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

	Valuation Inputs
	Level 1	Level 2	Level 3	Total Value
Global Infrastructure Fund*
Common Stocks
Asia	$1,332,850	$17,656,523	$–	$18,989,373
Europe	1,506,750	31,060,639	–	32,567,389
North & South America	68,651,550	–	–	68,651,550
Exchange-Traded Fund	1,515,000	–	–	1,515,000
Money Market Fund	–	1,838,546	–	1,838,546

Total	$73,006,150	$50,555,708	$–	$123,561,858

Other Financial Instruments
Assets
Forward Currency Contracts	$–	$91,753	$–	$91,753
Liabilities
Forward Currency Contracts	–	(53,333)	–	(53,333)

Total	$–	$38,420	$–	$38,420

*	For detailed country and sector descriptions, see accompanying Schedule of Portfolio Investments.

For the period ended April 30, 2018, International Real Estate Equity Fund and Global Infrastructure Fund had transfers from Level 1 to Level 2, Realty Income & Growth Fund had no transfers between Level 1, Level 2 and Level 3. The Funds recognize transfers as of the beginning of the period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

International Real Estate Equity Fund
Balance as of October 31, 2017	$1,301,587
Realized gain (loss)	–
Change in net unrealized depreciation*	(172,694)
Purchases	–
Sales	–
Transfers in to Level 3	–
Transfers out of Level 3	–

Balance as of April 30, 2018	$1,128,893

Change in net unrealized appreciation/(depreciation) on Level 3 assets held at period end	$(172,694)

*	Statements of Operations Location: Change in net unrealized appreciation/(depreciation) on investments and foreign currency.

2018 Semi-Annual Report	35

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

The following table shows the valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments, as of April 30, 2018:

International Real Estate Equity Fund

Asset	Fair Value at 4/30/18	Significant Valuation Technique	Significant Unobservable Input	Range of Values	Weighted Average	Relationship Between Fair Value and Input: If Input Value Increases Then:
Common Stock	$1,129,893*	Market Approach	Liquidity Discount	20%	20%	Fair Value would Decrease
			Total Enterprise Value / Revenue	1.50x to 2.00x	1.75x	Fair Value would Increase
			Price/Book	0.70x - 1.10x	0.90x	Fair Value would Increase
		Income Approach	Adjusted Weighted Average Cost of Capital	16.0% - 18.0%	17.00%	Fair Value would Decrease

*	Represents a single security, as of April 30, 2018. As a result, the range of values and weighted average for each unobservable input refer to a single value.

The significant unobservable inputs used in the fair value measurement of common stocks is liquidity discounts, total enterprise value/revenue, total enterprise value/earnings before interest & taxes, price/book, adjusted weighted average cost of capital and discount to NAV. Other market indicators are also considered. Changes in any of those inputs would result in lower or higher fair value measurement.

B.	Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C.	Line of Credit and Custody Overdrafts:

On December 1, 2010, the Trust entered into a lending agreement with BNP Paribas through its New York branch (“BNPP NY”). Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. The BNPP NY facility provided secured, uncommitted lines of credit for the Funds where selected Funds assets are pledged against advances made to the respective Fund. Each Fund had granted a security interest in all pledged assets used as collateral to the BNPP NY facility. Each Fund is permitted to borrow up to 33.33% of its total assets for extraordinary or emergency purposes. Additionally, each of the Funds is permitted to borrow up to 10% of its respective total assets for investment purposes but in no case shall any Fund’s total outstanding borrowings exceed 33.33% of its total assets. Either BNPP NY or the Funds may terminate this agreement upon delivery of written notice. For the six-month period ended April 30, 2018, the average interest rate paid on outstanding borrowings under the line of credit was 2.71%, and 2.58% for the International Real Estate Equity Fund and Realty Income & Growth Fund, respectively. The Funds may also incur interest expense on custody overdraft charges. Effective May 7, 2018, the Trust, on behalf of each of the Funds of the Trust (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) for the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

36	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

	International Real Estate Equity Fund	Realty Income & Growth Fund	Global Infrastructure Fund
Total line of credit amount available for investment purposes at April 30, 2018	$12,639,329	$9,551,812	$12,464,826
Line of credit outstanding at April 30, 2018	–	2,855,228	–
Line of credit amount unused at April 30, 2018	12,639,329	6,696,584	12,464,826
Average balance outstanding during the period	1,566,283	7,447,467	–
Maximum balance outstanding during the period	4,951,108	9,800,535	–
Interest expense incurred on line of credit during the period	21,355	96,697	–
Interest expense incurred on custody overdrafts during the period	–	36	45

D.	Federal and Other Income Taxes:

It is each Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake procedural steps to claim the benefits of such treaties. Where available, the Funds will file refund claims for foreign taxes withheld.

FASB (ASC 740-10) “Income Taxes” – overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2018, no provision for income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of April 30, 2018, open Federal and New York tax years include the tax years ended October 31, 2014 through 2017. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable. Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. As of April 30, 2018, there were no outstanding balances of accrued capital gains taxes for the Funds.

E.	Distributions to Shareholders:

Each Fund intends to distribute all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

F.	Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated among the classes of the Funds based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific distribution expenses are limited to those incurred under the Distribution Plan for Class A shares (See Note 5).

G.	Foreign Currency Translation Transactions:

The International Real Estate Equity Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund may invest without limitation in foreign securities. The Realty Income & Growth Fund may invest up to 35% of its net assets in foreign securities. The Funds do not isolate the portion of each portfolio invested in foreign securities of their net realized and unrealized gains and losses on investments resulting from

2018 Semi-Annual Report	37

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i) fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

H.	Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

I.	Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Funds’ forward contracts are not subject to a master netting agreement or similar agreement. The International Real Estate Equity Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Realty Growth & Income Fund entered into forward currency contracts during the reporting period to economically hedge against changes in the value of foreign currencies. During the period ended April 30, 2018, the International Real Estate Equity Fund and Global Infrastructure Fund entered into six and seven forward contracts, respectively. The average monthly principal amount for forward contracts held by the International Real Estate Equity Fund and Global Infrastructure Fund throughout the period was $24,307,264 and $17,385,552, respectively. This is based on amounts held as of each month-end throughout the fiscal year. Forward currency contracts outstanding at year end, if any, are listed after each Fund’s Schedule of Investments.

J.	Derivative Instruments:

The following tables provide information about the effect of derivatives on the Funds’ Statements of Assets and Liabilities and Statements of Operations as of and for the six-month period ended April 30, 2018. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Funds’ derivatives during the period.

The effect of derivative instruments in the Statements of Assets and Liabilities as of April 30, 2018:

International Real Estate Equity Fund

Derivatives	Statements of Assets and Liabilities Location	Unrealized Appreciation
Forward Currency Contracts
Foreign exchange risk	Unrealized depreciation on forward currency contracts	$(370,090)

38	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

Global Infrastructure Fund

Derivatives	Statements of Assets and Liabilities Location	Unrealized Depreciation
Forward Currency Contracts
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$ 91,753
Foreign exchange risk	Unrealized depreciation on forward currency contracts	$(55,511)

The effect of derivative instruments in the Statements of Operations for the period ended April 30, 2018:

International Real Estate Equity Fund

Derivatives	Statements of Operations Location	Net Realized Gain/Loss	Change in Net Unrealized Appreciation
Forward Currency Contracts
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$(119,673)
Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$(304,245)

Global Infrastructure Fund

Derivatives	Statements of Operations Location	Net Realized Gain	Change in Net Unrealized Appreciation
Forward Currency Contracts
Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$(90,681)
Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$80,037

K.	Redemption Fees:

The Funds imposed a redemption fee of 1% of the total redemption amount on all Fund shares redeemed or exchanged within 60 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is accounted for as an increase to paid-in-capital.

2018 Semi-Annual Report	39

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

3. Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

International Real Estate Equity Fund

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	33,976	$837,522	34,526	$746,617
Shares issued in reinvestment of dividends	56,599	1,376,495	7,699	143,279
Redemption fees	–	1,402	–	3,081
Shares redeemed	(165,676)	(4,013,934)	(469,851)	(9,697,846)

Total net change	(75,101)	$(1,798,515)	(427,626)	$(8,804,869)

Class A
Shares sold	–	$–	1,249	$27,430
Shares issued in reinvestment of dividends	59	1,416	–	–
Redemption fees	–	2	–	5
Shares redeemed	(1,249)	(28,720)	–	–

Total net change	(1,190)	$(27,302)	1,249	$27,435

Realty Income & Growth Fund

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	76,072	$1,661,839	128,813	$2,938,713
Shares issued in reinvestment of dividends	176,561	4,002,150	232,165	5,213,179
Redemption fees	–	844	–	271
Shares redeemed	(681,659)	(14,395,337)	(580,933)	(13,126,511)

Total net change	(429,026)	$(8,730,504)	(219,955)	$(4,974,348)

Class A
Shares sold	5,217	$115,104	33,027	$744,572
Shares issued in reinvestment of dividends	1,914	43,901	3,139	69,641
Redemption fees	–	14	–	7
Shares redeemed	(2,260)	(51,625)	(95,029)	(2,173,863)

Total net change	4,871	$107,394	(58,863)	$(1,359,643)

40	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

Global Infrastructure Fund

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	271,897	$5,602,187	453,031	$8,526,701
Shares issued in reinvestment of dividends	102,570	2,075,918	181,971	3,469,124
Redemption fees	–	8,973	–	675
Shares redeemed	(409,927)	(8,266,071)	(2,683,067)	(51,741,328)

Total net change	(35,460)	$(578,993)	(2,048,065)	$(39,744,828)

Class A
Shares sold	95,841	$1,984,597	305,947	$5,948,282
Shares issued in reinvestment of dividends	12,696	257,058	26,049	495,589
Redemption fees	–	1,443	–	97
Shares redeemed	(304,789)	(6,206,552)	(274,615)	(5,206,565)

Total net change	(196,252)	$(3,963,454)	57,381	$1,237,403

4. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six-month period ended April 30, 2018 are as follows:

	Purchases	Sales
International Real Estate Equity Fund	$42,856,152	$33,580,383
Realty Income & Growth Fund	2,789,454	18,987,170
Global Infrastructure Fund	38,103,980	43,627,401

The Funds did not have purchases and sales of U.S. Government Obligations during the period ended April 30, 2018.

5. Distribution Plan:

Quasar Distributors, LLC (“Quasar”) served as each Fund’s distributor. Each of the Funds has adopted a distribution and servicing plan (the “Plan”) for their Class A shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution and servicing of their Class A shares at an annual rate, as determined from time to time by the Board, of up to 0.25% of the average daily net assets of the Class A shares of the Funds. Amounts paid under the Plan by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of Class A shares of the Funds, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. International Real Estate Equity Fund, Realty Income & Growth Fund and Global Infrastructure Fund incurred $197, $1,921 and $23,640, respectively, pursuant to the Plan for the six-month period ended April 30, 2018.

The Plan for the Funds may be terminated at any time by a majority vote of the members of the Board of the Equity Trust who are not “interested persons,” as defined by the 1940 Act, or by vote of a majority of the outstanding voting shares of the respective Fund.

Effective May 7, 2018, the Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

6. Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

The Adviser provided investment advisory services to each of the Funds during the six-month period covered by this report. Pursuant to the advisory agreement with the International Real Estate Equity Fund, the Adviser was entitled to an annual fee based on 1.00% of the Fund’s

2018 Semi-Annual Report	41

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

average daily net assets. Pursuant to the advisory agreement with the Realty Income & Growth Fund and Global Infrastructure Fund, the Adviser was entitled to an annual fee based on each Fund’s average daily net asset, in accordance with the following schedule:

First $250 million	1.00%
Next $500 million	0.95%
Next $250 million	0.90%
Over $1 billion	0.80%

The Adviser contractually agreed to waive 0.05% of the Advisory fee of the Realty Income & Growth Fund through February 28, 2019. Fees waived pursuant to the waivers discussed above are not subject to recoupment by the Adviser discussed below.

The Adviser contractually agreed to waive and/or reimburse the Realty Income & Growth Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.25% of the average net assets of Class A shares and 1.00% of the average net assets of the Institutional Class shares. The Adviser contractually agreed to waive and/or reimburse the Global Infrastructure Fund so that operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.45% of the average net assets of Class A shares and 1.20% of the average net assets of the Institutional Class shares. The Advisor was permitted to recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of a fund for any year to exceed the limits described above. For the period ended April 30, 2018, the Adviser waived investment advisory fees and other expenses totaling $172,310 and $76,069 for the Realty Income & Growth Fund and Global Infrastructure Fund, respectively. The expense limitation agreement between the Funds and the Adviser terminated upon the reorganization of the Funds into the Acquiring Funds. The Adviser is not permitted to recoup any previously waived amounts from the Acquiring Funds.

The Adviser made payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services with respect to the Funds. On February 2, 2012, the Board of the Equity Trust approved, subject to certain limitations, the reimbursement to the Adviser by the appropriate Fund, of up to a certain percentage of such fees paid by the Adviser to intermediaries that provide omnibus account services, sub-accounting services, and/or networking services. Reimbursement of these fees were subject to review by the Equity Trust Board and are included in the transfer agent fees in the Statements of Operations. For the six-month period ended April 30, 2018, the International Real Estate Fund, Realty Income & Growth Fund and Global Infrastructure Fund incurred $33,871, $41,739 and $32,431, respectively, in reimbursements to the Adviser.

State Street Bank and Trust Company (“SSBT”) serves as the custodian and fund accounting agent. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ NAVs. SSBT, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. SSBT also served as the administrator for the Funds. SSBT, as the Funds’ administrator, was paid on the basis of net assets of the Funds which are allocated among the Funds, on the basis of relative net assets. Effective May 7, 2018, under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board.

DST Asset Manager Solutions, Inc. (“DST”) (previously known as Boston Financial Data Services, Inc.) serves as the transfer agent to the Funds. DST is paid on the basis of net assets, per account fees and certain transaction costs.

Certain officers and trustees of the Funds are also officers and/or trustees of the Adviser. No interested trustee, who is deemed an interested person due to current or former service with the Adviser or an affiliate of the Adviser, receives compensation from the Funds.

7. Concentration of Risk:

The Funds invest a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

8. Federal Income Tax Information:

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share of the Funds.

42	Semi-Annual Report 2018

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

	International Real Estate Equity Fund	Realty Income & Growth Fund	Global Infrastructure Fund
Undistributed ordinary income	$3,150,506	$687,153	$581,846
Undistributed long-term capital gain	–	2,511,474	690,707
Accumulated capital loss	(194,929,100)	–	–
Unrealized appreciation/(depreciation)	(11,478,815)	56,451,782	7,139,490

Total	$(203,257,409)	$59,650,409	$8,412,043

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. These permanent differences are primarily due to the differing treatment of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies, acquired capital loss carryforwards and distribution redesignations. Accordingly, for the year ended October 31, 2017, the effects of certain differences were reclassified as follows:

Fund	Capital Stock	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
International Real Estate Equity Fund	$(546,087,879)	$911,100	$545,176,779
Realty Income & Growth Fund	–	952,699	(952,699)
Global Infrastructure Fund	–	138,548	(138,548)

As of April 30, 2018, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
International Real Estate Equity Fund	$123,195,330	$18,580,761	$(20,843,855)	$(2,263,094)
Realty Income & Growth Fund	38,660,871	51,999,647	(81,086)	51,918,561
Global Infrastructure Fund	123,733,709	10,800,887	(10,972,738)	(171,851)

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, partnership tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

The tax character of distributions paid during the year ended October 31, 2017 were as follows:

2017
International Real Estate Equity Fund
Ordinary income	$147,212
Long-term capital gain	–

Total	$147,212

Realty Income & Growth Fund
Ordinary income	$1,971,942
Long-term capital gain	4,006,856

Total	$5,978,798

Global Infrastructure Fund
Ordinary income	$5,686,414
Long-term capital gain	–

Total	$5,686,414

2018 Semi-Annual Report	43

Notes to Financial Statements (concluded)

April 30, 2018 (Unaudited)

During the year ended October 31, 2017, the Global Infrastructure Fund utilized $13,234,490 of capital loss carryovers. Capital loss carryovers as of October 31, 2017 are as follows:

Expiration Date	International Real Estate Equity Fund	Realty Income & Growth Fund	Global Infrastructure Fund
10/31/2018	$65,121,028	$–	$–
10/31/2019	63,938,162	–	–

During the year ended October 31, 2017, the International Real Estate Equity Fund had $546,087,879 of expired capital loss carryovers.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010 (“the Modernization Act”), post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Capital loss carryover as of October 31, 2017 with no expiration are as follows:

Fund	Short-Term	Long-Term
International Real Estate Equity Fund	$–	$65,869,910

9. Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, other than the disclosures within Note 1. Organization, no disclosures and/or adjustments were required to the financial statements as of April 30, 2018.

Each of the Predecessor Funds reorganized into the Acquiring Funds effective as of the close of business on May 4, 2018. The Acquiring Funds are each advised by AAMI and sub-advised by Aberdeen Asset Managers Limited. AAMI has agreed to waive fees and/or limit expenses to an amount for each of the Acquiring Funds that is the same or lower than the expense limitation that was in place for the Predecessor Funds. The contractual limitation may not be terminated before May 4, 2020 without the approval of the Independent Trustees. Each Acquiring Fund will be authorized to reimburse AAMI for management fees limited and/or for expenses paid by AAMI pursuant to the expense limitation agreement, provided, however, that any reimbursements must be paid at a date not more than three years after the date when AAMI limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the agreement at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by AAMI.

Ernst & Young LLP served as the independent public accounting firm to the Predecessor Funds. Due to independence matters relating to the Acquiring Funds’ investment adviser, the Aberdeen Funds Board of Trustees and its Audit Committee have selected KPMG LLP to serve as the independent public accounting firm to the Acquiring Funds.

44	Semi-Annual Report 2018

Information about your Funds Expenses (Unaudited)

April 30, 2018

Fund expenses (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on November 1, 2017 and held for the six months ended April 30, 2018.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

International Real Estate Equity Fund

Based on actual total return(1)
Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)
Institutional	7.13%	$1,000.00	$1,071.30	1.37%	$7.04
Class A	7.05%	$1,000.00	$1,070.50	1.63%	$8.37

Based on hypothetical total return(1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)
Institutional	5.00%	$1,000.00	$1,018.00	1.37%	$6.85
Class A	5.00%	$1,000.00	$1,016.71	1.63%	$8.15

2018 Semi-Annual Report	45

Information about your Funds Expenses (Unaudited) (concluded)

April 30, 2018

Realty Income & Growth Fund

Based on actual total return(1)
Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)
Institutional	(4.24)%	$1,000.00	$957.60	1.19%	$5.78
Class A	(4.34)%	$1,000.00	$956.60	1.44%	$6.99

Based on hypothetical total return(1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)
Institutional	5.00%	$1,000.00	$1,018.89	1.19%	$5.96
Class A	5.00%	$1,000.00	$1,017.65	1.44%	$7.20

Global Infrastructure Fund
Based on actual total return(1)
Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)
Institutional	(3.12)%	$1,000.00	$968.80	1.20%	$5.86
Class A	(3.24)%	$1,000.00	$967.60	1.45%	$7.07

Based on hypothetical total return(1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)
Institutional	5.00%	$1,000.00	$1,018.84	1.20%	$6.01
Class A	5.00%	$1,000.00	$1,017.60	1.45%	$7.25

(1)	For the six months ended April 30, 2018.
(2)	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.
(4)	Hypothetical expense examples assume a 5% return over a hypothetical 181 day period.

46	Semi-Annual Report 2018

Additional Information (Unaudited)

April 30, 2018

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of Aberdeen Funds (the “Trust”) met in person on December 13, 2017 and March 6, 2018 to consider the approval of: (i) the Investment Advisory Agreement between the Trust, on behalf of the Aberdeen Global Infrastructure Fund, Aberdeen International Real Estate Equity Fund and Aberdeen Realty Income & Growth Fund (each a “Fund” and together the “Funds”) and Aberdeen Asset Management Inc. (“AAMI” or the “Adviser”) (the “Investment Advisory Agreement”); and (ii) the Sub-Advisory Agreement among the Trust, on behalf of each of the Funds, AAMI and Aberdeen Asset Managers Limited (the “Sub-Adviser”) (the “Sub-Advisory Agreement”). In addition, the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act’) (the “Independent Trustees”) held a separate telephonic meeting on December 20, 2017 to review the materials provided and the relevant legal considerations (together with the in-person meetings held on December 13, 2017 and March 6, 2018, the “Meetings”). In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by AAMI and the Sub-Adviser relevant to the Board’s consideration of whether to approve the Investment Advisory Agreement and the Sub-Advisory Agreement. These materials included (i) memoranda and materials provided by AAMI, describing the personnel and services to be provided to the Funds by AAMI and the Sub-Adviser; (ii) performance information for the Alpine Global Infrastructure Fund, Alpine International Real Estate Equity Fund and Alpine Realty Income & Growth Fund (the “Predecessor Funds”) that were proposed to be reorganized into the Funds, pending a vote of the Predecessor Funds’ shareholders; (iii) strategies relevant to the consideration of the Investment Advisory Agreement and the Sub-Advisory Agreement; (iv) information independently compiled by Morningstar Associates, LLC (“Morningstar”) relating to the Funds’ proposed fees and expenses and (v) a discussion of the compliance programs of AAMI and the Sub-Adviser. AAMI and the Sub-Adviser are referred to collectively herein as the “Adviser,” as applicable. The Investment Advisory Agreement and the Sub-Advisory Agreement are referred to collectively herein as the “Advisory Agreement,” as applicable and as the context suggests.

At the in-person meeting held on March 6, 2018, the Board, including the Independent Trustees, unanimously approved the Investment Advisory Agreement between the Funds and AAMI for an initial period ending June 30, 2019 and the Sub-Advisory Agreement among the Trust, AAMI and the Sub-Adviser for an initial period ending June 30, 2019. The Board considered all factors it believed to be relevant with respect to the Funds, including, among other factors: (a) the nature, extent and quality of services to be provided by the Adviser; (b) the investment performance of the adviser and the Adviser’s portfolio management; (c) the advisory fees and the cost of the services and profits to be realized by the Adviser from the relationship with the Funds; (d) economies of scale; and (e) other factors.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Advisory Agreement and Sub-Advisory Agreement:

The nature, extent and quality of the services to be provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by AAMI and the Sub-Adviser, as applicable, to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. The Board considered, among other things, the Adviser’s investment experience. The Board also considered the background and experience of the senior management personnel of AAMI and the Sub-Adviser, and the qualifications, background and responsibilities of the portfolio managers to be primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities between AAMI and the Sub-Adviser. The Trustees considered not only the advisory services to be provided by AAMI and the Sub-Adviser to the Funds, but also the administrative services to be provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in overseeing the Sub-Adviser in the management of the Funds and coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding AAMI’s compliance policies and procedures, and that it had received information from the Trust’s Chief Compliance Officer regarding the Sub-Adviser’s compliance policies and procedures. The Board also considered the Adviser’s risk management processes. The Board was also mindful of AAMI’s focus on monitoring the performance of the Funds and addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the approval of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Investment Performance and the Adviser’s Portfolio Management. Because the Funds are newly formed, the Board did not consider the investment performance of the Funds. The Board considered instead the investment performance of the Predecessor Funds, including whether the Predecessor Funds had operated within their investment objectives, as well as their compliance with their investment restrictions. The Board based its review of AAMI’s and its affiliates’ performance primarily on the experience of AAMI and its affiliates in managing other registered investment companies and private funds, noting that other funds AAMI and its affiliates manage might have

2018 Semi-Annual Report	47

Additional Information (Unaudited) (continued)

April 30, 2018

investment objectives, policies or restrictions different from those of the Funds. The Board also considered the experience, resources and strengths of AAMI and its affiliates with respect to the investment strategies proposed for the Funds. Based on these factors, the Trustees determined that the Adviser would be an appropriate investment adviser for the Funds.

The costs of the services provided and profits to be realized by the Adviser and affiliates from the relationships with the Funds. The Trustees considered the fees to be charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by AAMI and its affiliates to any separately managed accounts with a similar strategy, as applicable. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the different objectives, policies or restrictions that may be involved in managing the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management proposed for the Funds.

The Trustees also noted that the sub-advisory fees for the Funds would be paid by AAMI out of its advisory fee, not by the Funds. The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Funds’ total annual operating expenses for a period of time. The Trustees also noted that AAMI had agreed to maintain the advisory fee rate and expense limitations currently in place for the Predecessor Funds for a period of no less than two years following the reorganization of the Predecessor Funds into the Funds.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as the engagement of affiliates of AAMI to provide administration services to the Funds. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. The Trustees considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had proposed breakpoints and expense limitations with respect to the Funds. Although the Trustees considered projected profitability to AAMI with respect to the Funds, they did not consider the projected profitability for the Sub-Adviser as they did not consider it to be particularly relevant because AAMI would be paying the Sub-Adviser out of its investment advisory fees. The Trustees therefore believed that AAMI had an incentive to negotiate the lowest possible sub-advisory fees.

After reviewing these and related factors, including taking into account management’s discussion regarding the Funds’ expenses, the Board concluded that the proposed advisory fees were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the approval of the Agreements.

Economies of Scale. The Adviser provided the Board with information concerning the extent to which economies of scale would be realized as the Funds grew. AAMI presented information to show that the fees were set at a level that is competitive relative to comparable funds of an anticipated size and complexity. The Trustees noted that the Funds were subject to an expense limitation and that certain of the Funds were subject to breakpoints. The Board considered that the funds in the Aberdeen fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit the Funds to incur lower expenses than they would otherwise as stand-alone entities. The Board also considered AAMI’s overall operations and its efforts to expand the scale of, and further enhance the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall out” benefits that the Adviser or its affiliates may derive from its relationship with the Funds, both tangible and intangible.

After reviewing these and related factors, the Board concluded that the advisory fee and sub-advisory fee structures were reasonable and reflect economies of scale being shared between the Funds and AAMI, and supported approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to each Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Advisory Agreement and Sub-Advisory Agreement would be in the best interest of the Funds and their shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Investment Advisory Agreement for an initial period ending June 30, 2019 and the Sub-Advisory Agreement for an initial period ending June 30, 2019.

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Funds at 1(866) 667.9231 and on the SEC’s web site at http://www.sec.gov.

48	Semi-Annual Report 2018

Additional Information (Unaudited) (concluded)

April 30, 2018

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1(866) 667.9231 and on the SEC’s web site at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

2018 Semi-Annual Report	49

Rev. 09/2017

FACTS	WHAT DOES ABERDEEN ASSET MANAGEMENT DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Applicable US and Canadian law gives consumers the right to limit some but not all sharing. These also require us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security/Social Insurance number and account balances

•    Transaction history and assets

•   Account transactions and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Asset Management chooses to share; and whether you can limit this sharing. Where Aberdeen does share personal information with a trusted third party, it does so under strict terms that require the information to be used only for the purpose for which it was disclosed, kept confidential and protected by appropriate security safeguards.

Reasons we can share your personal information	Does Aberdeen Asset Management share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	Opt out available
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

•   Call 215-405-5735

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice until this information is no longer required.

However, you can contact us at any time to limit our sharing.

Questions?	www.aberdeen-asset.us

Who we are
Who is providing this notice?	Aberdeen U.S. Registered Investment Advisers (collectively referred to as “Aberdeen Asset Management”)
What we do
How does Aberdeen Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with applicable laws. These measures include computer safeguards and secured files and buildings.
How does Aberdeen Asset Management collect my personal information?

We collect your personal information, for example, when you:

•   Open an account or give us your contact information

•   Seek advice about your investments or make deposits or withdrawals from your account

•    Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

In order to provide you with the services for which you have engaged Aberdeen, the company relies on a number of third parties to provide support services, including profession, legal, accounting and technical support. Provincial laws and individual companies may give you additional rights to limit sharing.

US Federal law gives you the right to limit only:

•   Sharing for Aberdeen and affiliates’ everyday business purposes—information about your creditworthiness

•    Aberdeen and Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•   Our affiliates include companies with an Aberdeen Asset Management name and wholly-owned subsidiaries of Aberdeen Asset Management PLC, a global financial services company.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•   Aberdeen Asset Management does not share personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Aberdeen Asset Management doesn’t jointly market.
Other important information
This Privacy Notice is being provided by Aberdeen Asset Management, namely Aberdeen Asset Management Inc, Aberdeen Asset Managers Limited, Aberdeen Asset Management Limited, Aberdeen Asset Management Asia Limited, Aberdeen Capital Management LLC, and Arden Asset Management LLC.

Management Information*

April 30, 2018

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

Warren C. Smith

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Joseph Andolina, Vice President – Compliance

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Andrew Kim, Assistant Secretary

Stephen Varga, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

*	Effective May 7, 2018, as outlined in footnote 1 of the notes to financial statements.

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

333 West 11th Street

Kansas City, MO 64105

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0390-SAR

Item 2. Code of Ethics.

Not applicable – for annual reports only.

Item 3. Audit Committee Financial Expert.

Not applicable – for annual reports only.

Item 4. Principal Accountant Fees and Services.

Not applicable – for annual reports only.

Item 5. Audit Committee of Listed Registrants.

Not applicable – for annual reports only.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2018, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Funds

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer of Aberdeen Funds

Date: July 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer of Aberdeen Funds

Date: July 6, 2018

By:	/s/ Andrea Melia
Andrea Melia
Principal Financial Officer of Aberdeen Funds

Date: July 6, 2018